UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2009 through June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2010

JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Dynamic Small Cap Growth Fund	3
JPMorgan Small Cap Core Fund	5
JPMorgan Small Cap Equity Fund	7
JPMorgan Small Cap Growth Fund	9
JPMorgan Small Cap Value Fund	11
JPMorgan U.S. Small Company Fund	13
Schedules of Portfolio Investments	15
Financial Statements	48
Financial Highlights	64
Notes to Financial Statements	76
Report of Independent Registered Public Accounting Firm	86
Trustees	87
Officers	89
Schedule of Shareholder Expenses	90
Tax Letter	93
Privacy Policy	94

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
July 16, 2010 (Unaudited)

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets and offered renewed confidence that the worst of the financial crisis was over.

“In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news as well as renewed deflation concerns. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory

The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Economic concerns drive investors to longer-dated Treasuries

Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8%, and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

While European policymakers and the International Monetary Fund eventually responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused most stock markets to decline in the second quarter of 2010, with volatility returning to elevated levels. Nevertheless, most markets finished the twelve months ended June 30, 2010 with positive returns because of the strong rally during the first nine months of the reporting period.

U.S. Equity Markets

Despite falling victim to this widespread risk aversion, U.S. stocks posted solid gains for the reporting period, with the S&P 500 Index gaining 14.43% for the twelve months ended June 30, 2010. Investor sentiment was supported by strong corporate earnings, as a significant number of companies listed in the S&P 500 Index reported better-than-expected revenue for the first quarter of 2010. U.S. small and mid cap stocks gained more than U.S. large cap stocks during the reporting period, while value stocks outperformed growth stocks across asset classes. The Russell 2000 Index gained 21.48% for the reporting period.

2 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	15.98%
Russell 2000 Growth Index	17.96%

Net Assets as of 6/30/2010 (In Thousands)	$172,281

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term.

FUND PERFORMANCE

The JPMorgan Dynamic Small Cap Growth Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the utilities and technology sectors detracted from relative performance, while the Fund’s stock selection in the consumer discretionary and energy sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included overweight positions in Neutral Tandem, Inc. and Synaptics, Inc. Shares of Neutral Tandem, Inc., a communications services company, declined following an unfavorable court ruling in the company’s patent infringement case against Peerless Network, LLC. Synaptics, Inc., which supplies components for computers, mobile phones and portable entertainment devices, declined after the company announced a disappointing outlook for its third-quarter 2010 revenue.

The Fund’s underweight position in Human Genome Sciences, Inc. also detracted from relative performance. The stock was a strong performer in the Benchmark during the reporting period after the biopharmaceutical company announced positive developments in the trial of its Hepatitis C drug, ZALBINTM.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Concho Resources Inc., F5 Networks, Inc. and Insulet Corp. Concho Resources Inc. is an oil and gas operations company that operates mainly in the onshore Permian Basin region of Southeast New Mexico and West Texas. Shares of the company rose during the reporting period as concerns surrounding the oil spill in the Gulf of Mexico led many investors to rotate out of energy companies with offshore operations and purchase shares of energy companies with onshore operations, benefiting Concho Resources Inc. F5 Networks, Inc., which provides hardware and software for cloud computing, benefited as companies increased their technology spending. Shares of Insulet Corp. rose after the medical equipment and supplies company raised its fiscal year 2009 revenue outlook.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the producer durables and materials and processing sectors and underweight the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Susser Holdings Corp.	1.7%
2.	Lennox International, Inc.	1.5
3.	Forest Oil Corp.	1.5
4.	Emeritus Corp.	1.5
5.	Mellanox Technologies Ltd., (Israel)	1.4
6.	Taleo Corp., Class A	1.4
7.	Health Net, Inc.	1.3
8.	Trex Co., Inc.	1.3
9.	Nuance Communications, Inc.	1.3
10.	Baldor Electric Co.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	24.5%
Health Care	23.1
Industrials	18.5
Consumer Discretionary	14.6
Financials	6.8
Energy	4.0
Consumer Staples	2.9
Materials	2.1
Telecommunication Services	0.5
Short-Term Investment	3.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		15.98%	(0.21)%	(1.37)%
With Sales Charge*		9.88	(1.29)	(1.90)
CLASS B SHARES	5/19/97
Without CDSC		15.28	(0.80)	(1.85)
With CDSC**		10.28	(1.22)	(1.85)
CLASS C SHARES	1/7/98
Without CDSC		15.31	(0.79)	(1.96)
With CDSC***		14.31	(0.79)	(1.96)
SELECT CLASS SHARES	4/5/99	16.48	0.19	(0.96)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

JPMorgan Small Cap Core Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.89%
Russell 2000 Index	21.48%

Net Assets as of 6/30/2010 (In Thousands)	$491,061

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

FUND PERFORMANCE

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index for the twelve months ended June 30, 2010. The Fund’s stock selection in the finance and media sectors contributed to relative performance, while the Fund’s stock selection in the retail and systems hardware sectors detracted from relative returns.

Individual contributors to relative performance included the Fund’s overweight positions in Cirrus Logic, Inc. and Valassis Communications, Inc. Cirrus Logic produces semiconductors that are used in smart phones and smart grid components. The company manufacturers chips in Apple’s iPhone and iPad products and shares of the company benefited from the strong demand for these devices. Shares of Valassis Communications advanced after the advertising company agreed to a $500 million settlement with News America and reported a better-than-expected first-quarter profit and raised its 2010 outlook.

Individual detractors from relative performance included the Fund’s overweight positions in Premiere Global Services, Inc. and GenCorp, Inc. Shares of Premiere Global Services, a software and programming company, declined after the company lowered its fiscal-year 2009 earnings outlook. GenCorp, Inc. makes rocket propulsion systems that are used in both missile weapons and NASA space vehicles. The stock declined on concerns surrounding a subpoena the company received from the Department of Defense.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. They looked for dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued small cap companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Skyworks Solutions, Inc.	1.2%
2.	JDA Software Group, Inc.	1.0
3.	Cash America International, Inc.	1.0
4.	Regal-Beloit Corp.	0.9
5.	American Equity Investment Life Holding Co.	0.8
6.	Deluxe Corp.	0.8
7.	Sybase, Inc.	0.8
8.	Tempur-Pedic International, Inc.	0.8
9.	Chiquita Brands International, Inc.	0.8
10.	World Acceptance Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.0%
Industrials	15.5
Consumer Discretionary	15.0
Information Technology	14.5
Health Care	13.5
Materials	4.8
Energy	4.4
Utilities	3.2
Consumer Staples	3.1
Telecommunication Services	1.5
U.S. Treasury Obligation	0.3
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 5

JPMorgan Small Cap Core Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	23.89%	(0.99)%	2.31%

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	16.86%
Russell 2000 Index	21.48%

Net Assets as of 6/30/2010 (In Thousands)	$1,770,305

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund seeks capital growth over the long term.

FUND PERFORMANCE

The JPMorgan Small Cap Equity Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the health care and materials and processing sectors detracted from relative performance, while the Fund’s technology and producer durables holdings contributed to relative performance.

Several of the Fund’s individual detractors from relative performance came from the health care sector and included the Fund’s overweight positions in Myriad Genetics Inc., Cumberland Pharmaceuticals Inc. and PharMerica Corp. Shares of Myriad Genetics Inc., a biotechnology company, declined as the increasing unemployment rate caused many Americans to lose their health insurance coverage, hurting Myriad Genetics’ revenues. Shares of Cumberland Pharmaceuticals Inc., a specialty pharmaceutical company focused on the hospital acute care and gastroenterology markets, declined after some investors were disappointed by the company’s increased costs associated with its decision to expand its marketing campaign. PharMerica Corp., an institutional pharmacy services company, declined on uncertainty surrounding federal health care reform.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in TransDigm Group Inc., Jarden Corp. and SuccessFactors, Inc. TransDigm Group Inc. supplies aircraft components for commercial and military aircrafts. Shares of TransDigm Group Inc. gained as the company’s management raised its earnings guidance, citing a recovery in demand for its products from depressed levels. Jarden Corp., which produces a variety of consumer products, benefited from increased profit as a result of its cost-cutting initiatives. SuccessFactors, Inc. makes software for companies to optimize employee performance. Investors reacted positively after the company reported improving conditions for small and medium size-businesses, which could support demand for its products.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. They looked for companies with leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight during the reporting period was in the materials and processing sector, while the Fund’s largest underweight was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ProAssurance Corp.	2.5%
2.	Silgan Holdings, Inc.	2.4
3.	Jarden Corp.	2.3
4.	Waste Connections, Inc.	2.0
5.	TransDigm Group, Inc.	1.8
6.	Papa John’s International, Inc.	1.8
7.	Aptargroup, Inc.	1.7
8.	Herman Miller, Inc.	1.6
9.	NTELOS Holdings Corp.	1.6
10.	PSS World Medical, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.3%
Consumer Discretionary	16.8
Industrials	13.8
Information Technology	12.7
Health Care	9.0
Materials	7.9
Consumer Staples	5.1
Energy	4.8
Utilities	2.7
Telecommunication Services	2.6
Short-Term Investment	4.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		16.86%	4.93%	5.84%
With Sales Charge*		10.71	3.80	5.27
CLASS B SHARES	3/28/95
Without CDSC		16.28	4.41	5.29
With CDSC**		11.28	4.07	5.29
CLASS C SHARES	2/19/05
Without CDSC		16.31	4.40	5.18
With CDSC***		15.31	4.40	5.18
CLASS R2 SHARES	11/3/08	16.57	4.84	5.80
CLASS R5 SHARES	5/15/06	17.44	5.45	6.39
SELECT CLASS SHARES	5/7/96	17.25	5.28	6.30

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	21.94%
Russell 2000 Growth Index	17.96%

Net Assets as of 6/30/2010 (In Thousands)	$418,225

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

FUND PERFORMANCE

The JPMorgan Small Cap Growth Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2010, as the Fund’s stock selection in the consumer discretionary and energy sectors more than offset relative weakness from the Fund’s stock selection in the materials and processing and utilities sectors.

Several of the Fund’s individual contributors to relative performance were in the consumer discretionary sector and included the Fund’s overweight positions in lululemon athletica inc., Ulta Salon Cosmetics & Fragrance, Inc. and Coinstar, Inc. lululemon athletica inc., a designer and retailer of athletic apparel, and beauty retailer Ulta Salon Cosmetics & Fragrance, Inc. both benefited as consumer spending began to recover from severely depressed levels. Coinstar, Inc. provides automated retail solutions, including self-service coin counting kiosks and digital versatile disc (“DVD”) kiosks. Its shares rose sharply after the company announced better-than-expected first-quarter profit, driven by strength from the company’s “Redbox” DVD kiosks.

Individual detractors from relative performance included the Fund’s overweight positions in Neutral Tandem, Inc. and Cumberland Pharmaceuticals Inc. Shares of Neutral Tandem, Inc., a communications services company, declined following an unfavorable court ruling in the company’s patent infringement case against Peerless Network, LLC. Shares of Cumberland Pharmaceuticals Inc., a specialty pharmaceutical company focused on the hospital acute care and gastroenterology markets, declined after some investors were disappointed by the company’s increased costs associated with its decision to expand its marketing campaign.

Not owning shares of UAL Corp. also hurt the Fund’s relative performance, as the airline stock was a strong performer in the Benchmark.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund had an underweight in the consumer staples sector. The Fund’s largest overweight versus the Benchmark was in the technology sector, where the Fund’s portfolio managers identified their most attractive investment opportunities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Susser Holdings Corp.	1.7%
2.	Lennox International, Inc.	1.5
3.	Forest Oil Corp.	1.5
4.	Emeritus Corp.	1.4
5.	Mellanox Technologies Ltd., (Israel)	1.4
6.	Taleo Corp., Class A	1.4
7.	Health Net, Inc.	1.3
8.	Trex Co., Inc.	1.3
9.	Nuance Communications, Inc.	1.3
10.	Baldor Electric Co.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	24.5%
Health Care	23.0
Industrials	18.4
Consumer Discretionary	14.5
Financials	6.5
Energy	4.1
Consumer Staples	2.9
Materials	2.1
Telecommunication Services	0.5
Short-Term Investment	3.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		21.94%	1.97%	1.96%
With Sales Charge*		15.48	0.89	1.40
CLASS B SHARES	9/12/94
Without CDSC		21.16	1.33	1.40
With CDSC**		16.16	0.95	1.40
CLASS C SHARES	11/4/97
Without CDSC		21.11	1.36	1.27
With CDSC***		20.11	1.36	1.27
CLASS R2 SHARES	11/3/08	21.50	1.73	1.12
INSTITUTIONAL CLASS SHARES	2/19/05	22.44	2.38	2.29
SELECT CLASS SHARES	3/26/96	22.18	2.21	2.21

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

JPMorgan Small Cap Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.83%
Russell 2000 Value Index	25.07%

Net Assets as of 6/30/2010 (In Thousands)	$429,058

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

FUND PERFORMANCE

The JPMorgan Small Cap Value Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the industrial cyclical and semiconductor sectors contributed to relative performance, while the Fund’s consumer cyclical and basic materials holdings detracted from relative returns.

Individual contributors to relative performance included the Fund’s overweight positions in World Acceptance Corp. and Cirrus Logic, Inc. Shares of consumer financial services company World Acceptance Corp., which targets higher-risk consumers, benefited from increased demand for the company’s services during the reporting period. Cirrus Logic, Inc. produces semiconductors that are used in smart phones and smart grid components. The company manufacturers chips in Apple’s iPhone and iPad products and shares of the company benefited from the strong demand for these devices.

Individual detractors from relative performance included the Fund’s overweight positions in Hercules Offshore, Inc. and Worthington Industries, Inc. Shares of Hercules Offshore, an offshore driller, declined amid uncertainty surrounding the potential fallout from the oil spill in the Gulf of Mexico. Shares of Worthington Industries, a diversified metal processing company, were relatively weak as the company had yet to see a turnaround in its metal framing and construction services businesses.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions. The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	World Acceptance Corp.	1.1%
2.	Platinum Underwriters Holdings Ltd., (Bermuda)	1.0
3.	Nicor, Inc.	1.0
4.	Cal Dive International, Inc.	1.0
5.	DCT Industrial Trust, Inc.	1.0
6.	Bank of Hawaii Corp.	0.9
7.	NorthWestern Corp.	0.9
8.	PS Business Parks, Inc.	0.9
9.	EMCOR Group, Inc.	0.9
10.	TCF Financial Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	36.4%
Industrials	13.3
Consumer Discretionary	11.5
Information Technology	10.2
Utilities	5.9
Materials	5.8
Health Care	5.1
Energy	5.0
Consumer Staples	2.5
Others (each less than 1.0%)	1.3
Short-Term Investment	3.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 11

JPMorgan Small Cap Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		27.50%	0.24%	8.92%
With Sales Charge*		20.86	(0.84)	8.33
CLASS B SHARES	1/27/95
Without CDSC		26.77	(0.38)	8.31
With CDSC**		21.77	(0.79)	8.31
CLASS C SHARES	3/22/99
Without CDSC		26.74	(0.36)	8.19
With CDSC***		25.74	(0.36)	8.19
CLASS R2 SHARES	11/3/08	27.20	(0.01)	8.62
CLASS R5 SHARES	5/15/06	27.96	0.57	9.24
SELECT CLASS SHARES	1/27/95	27.83	0.49	9.19
ULTRA SHARES	2/22/05	27.91	0.62	9.27

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Ultra Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Ultra Shares would have been different than those shown because Class R5 Shares and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	27.78%
Russell 2000 Index	21.48%

Net Assets as of 6/30/2010 (In Thousands)	$35,915

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks.

FUND PERFORMANCE

The JPMorgan U.S. Small Company Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the industrial cyclical sector contributed to relative performance, while the Fund’s stock selection in the basic materials sector detracted from relative returns.

Individual contributors to relative performance included the Fund’s overweight positions in Sybase, Inc. and Cirrus Logic, Inc. Shares of Sybase, Inc. rose after SAP AG agreed to buy the database company for $5.8 billion. Cirrus Logic, Inc. produces semiconductors that are used in smart phones and smart grid components. The company manufacturers chips in Apple’s iPhone and iPad products and shares of the company benefited from the strong demand for these devices.

Individual detractors from relative performance included the Fund’s overweight positions in Nighthawk Radiology Holdings, Inc. and Hawaiian Holdings, Inc. Shares of Nighthawk Radiology Holdings, Inc., which provides radiology services, declined on continued pricing pressure driven by heightened competition. Shares of Hawaiian Holdings, Inc., the parent company of Hawaiian Airlines, declined after the company reported lower first-quarter profit amid higher fuel costs and expectations for increased competition in the markets in which they operate.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions. The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cirrus Logic, Inc.	1.3%
2.	Manhattan Associates, Inc.	1.2
3.	Nordson Corp.	1.1
4.	NorthWestern Corp.	1.0
5.	Minerals Technologies, Inc.	1.0
6.	EMCOR Group, Inc.	0.9
7.	JAKKS Pacific, Inc.	0.9
8.	WESCO International, Inc.	0.9
9.	Cubic Corp.	0.9
10.	Finish Line, Inc. (The), Class A	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.6%
Information Technology	17.8
Consumer Discretionary	15.4
Health Care	14.5
Industrials	13.1
Materials	5.1
Energy	4.6
Utilities	2.9
Consumer Staples	2.2
Telecommunication Services	1.4
U.S. Treasury Obligation	0.3
Short-Term Investment	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		27.48%	(0.12)%	0.23%
With Sales Charge*		20.82	(1.19)	(0.31)
CLASS C SHARES	11/1/07
Without CDSC		26.81	(0.38)	0.10
With CDSC**		25.81	(0.38)	0.10
INSTITUTIONAL CLASS SHARES	11/4/93	27.78	0.19	0.47
SELECT CLASS SHARES	9/10/01	27.61	0.03	0.30

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from June 30, 1999 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Consumer Discretionary — 14.6%
	Diversified Consumer Services — 2.2%
26	American Public Education, Inc. (a) (c)	1,145
73	Lincoln Educational Services Corp. (a)	1,507
51	Sotheby’s (c)	1,160
		3,812
	Hotels, Restaurants & Leisure — 2.5%
45	DineEquity, Inc. (a)	1,246
25	Life Time Fitness, Inc. (a) (c)	785
257	Morgans Hotel Group Co. (a) (c)	1,583
22	Vail Resorts, Inc. (a) (c)	761
		4,375
	Household Durables — 0.8%
42	Tempur-Pedic International, Inc. (a) (c)	1,292
	Internet & Catalog Retail — 0.7%
48	HSN, Inc. (a)	1,147
	Media — 1.0%
21	Morningstar, Inc. (a) (c)	901
52	National CineMedia, Inc.	863
		1,764
	Specialty Retail — 5.4%
30	Children’s Place Retail Stores, Inc. (The) (a) (c)	1,321
69	hhgregg, Inc. (a) (c)	1,618
24	J Crew Group, Inc. (a) (c)	872
37	Lumber Liquidators Holdings, Inc. (a) (c)	859
175	OfficeMax, Inc. (a) (c)	2,282
133	Talbots, Inc. (a) (c)	1,373
41	Ulta Salon Cosmetics & Fragrance, Inc. (a)	979
		9,304
	Textiles, Apparel & Luxury Goods — 2.0%
50	G-III Apparel Group Ltd. (a) (c)	1,147
35	Oxford Industries, Inc.	728
45	Under Armour, Inc., Class A (a) (c)	1,481
		3,356
	Total Consumer Discretionary	25,050
	Consumer Staples — 2.9%
	Food & Staples Retailing — 2.9%
58	BJ’s Wholesale Club, Inc. (a) (c)	2,143
241	Susser Holdings Corp. (a)	2,847
	Total Consumer Staples	4,990
	Energy — 4.1%
	Energy Equipment & Services — 1.3%
15	CARBO Ceramics, Inc.	1,047
84	Global Geophysical Services, Inc. (a)	583
12	Oceaneering International, Inc. (a)	543
		2,173
	Oil, Gas & Consumable Fuels — 2.8%
40	Concho Resources, Inc. (a)	2,202
95	Forest Oil Corp. (a)	2,586
		4,788
	Total Energy	6,961
	Financials — 6.8%
	Capital Markets — 2.8%
23	Affiliated Managers Group, Inc. (a) (c)	1,416
119	Financial Engines, Inc. (a) (c)	1,612
195	Gleacher & Co., Inc. (a)	496
133	PennantPark Investment Corp.	1,270
		4,794
	Commercial Banks — 1.6%
24	City National Corp. (c)	1,230
81	Columbia Banking System, Inc. (c)	1,475
		2,705
	Diversified Financial Services — 0.8%
54	MSCI, Inc., Class A (a)	1,474
	Insurance — 0.8%
24	ProAssurance Corp. (a)	1,379
	Thrifts & Mortgage Finance — 0.8%
38	WSFS Financial Corp.	1,351
	Total Financials	11,703
	Health Care — 23.1%
	Biotechnology — 4.8%
20	Acorda Therapeutics, Inc. (a)	622
16	Alexion Pharmaceuticals, Inc. (a) (c)	834
244	Ariad Pharmaceuticals, Inc. (a)	687
83	AVEO Pharmaceuticals, Inc. (a) (c)	585
37	BioMarin Pharmaceutical, Inc. (a) (c)	709
181	Exelixis, Inc. (a) (c)	630
197	Halozyme Therapeutics, Inc. (a) (c)	1,386
86	Incyte Corp., Ltd. (a) (c)	950
36	Onyx Pharmaceuticals, Inc. (a) (c)	766
90	Theravance, Inc. (a) (c)	1,134
		8,303
	Health Care Equipment & Supplies — 4.8%
140	Insulet Corp. (a) (c)	2,110
57	Masimo Corp.	1,355

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
137	MELA Sciences, Inc. (a) (c)	1,020
104	Micrus Endovascular Corp. (a)	2,152
39	Thoratec Corp. (a)	1,675
		8,312
	Health Care Providers & Services — 4.9%
43	Amedisys, Inc. (a) (c)	1,900
153	Emeritus Corp. (a) (c)	2,502
95	Health Net, Inc. (a)	2,320
105	Healthspring, Inc. (a)	1,633
		8,355
	Health Care Technology — 3.7%
18	athenahealth, Inc. (a) (c)	468
97	MedAssets, Inc. (a) (c)	2,244
192	Omnicell, Inc. (a)	2,243
111	Vital Images, Inc. (a)	1,420
		6,375
	Life Sciences Tools & Services — 2.7%
165	Bruker Corp. (a)	2,011
262	Enzo Biochem, Inc. (a) (c)	1,068
57	Icon plc, (Ireland), ADR (a)	1,635
		4,714
	Pharmaceuticals — 2.2%
105	Cumberland Pharmaceuticals, Inc. (a)	673
121	Nektar Therapeutics (a) (c)	1,462
126	Sucampo Pharmaceuticals, Inc., Class A (a)	446
107	ViroPharma, Inc. (a) (c)	1,201
		3,782
	Total Health Care	39,841
	Industrials — 18.4%
	Aerospace & Defense — 2.3%
66	DigitalGlobe, Inc. (a)	1,738
62	HEICO Corp. (c)	2,236
		3,974
	Building Products — 3.8%
63	Lennox International, Inc. (c)	2,602
67	Simpson Manufacturing Co., Inc.	1,645
115	Trex Co., Inc. (a) (c)	2,308
		6,555
	Commercial Services & Supplies — 1.2%
62	GEO Group, Inc. (The) (a) (c)	1,295
25	Waste Connections, Inc. (a) (c)	877
		2,172
	Construction & Engineering — 0.8%
93	Orion Marine Group, Inc. (a)	1,316
	Electrical Equipment — 3.0%
63	Baldor Electric Co. (c)	2,288
50	EnerSys (a)	1,073
127	Generac Holdings, Inc. (a)	1,779
		5,140
	Industrial Conglomerates — 0.9%
45	Carlisle Cos., Inc.	1,637
	Machinery — 2.0%
61	Graco, Inc.	1,714
44	Wabtec Corp. (c)	1,755
		3,469
	Professional Services — 0.8%
58	Heidrick & Struggles International, Inc.	1,314
	Road & Rail — 3.6%
163	Avis Budget Group, Inc. (a) (c)	1,596
46	Landstar System, Inc.	1,776
68	Marten Transport Ltd. (a)	1,421
40	Old Dominion Freight Line, Inc. (a)	1,392
		6,185
	Total Industrials	31,762
	Information Technology — 24.5%
	Communications Equipment — 2.8%
16	F5 Networks, Inc. (a) (c)	1,073
74	Riverbed Technology, Inc. (a)	2,052
54	ViaSat, Inc. (a) (c)	1,767
		4,892
	Computers & Peripherals — 0.8%
111	Compellent Technologies, Inc. (a) (c)	1,342
	Internet Software & Services — 4.5%
75	Archipelago Learning, Inc. (a)	860
522	Art Technology Group, Inc. (a) (c)	1,784
88	DealerTrack Holdings, Inc. (a) (c)	1,454
72	LogMeln, Inc. (a)	1,899
95	Rackspace Hosting, Inc. (a) (c)	1,742
		7,739
	IT Services — 0.5%
41	NCI, Inc., Class A (a)	919
	Semiconductors & Semiconductor Equipment — 5.7%
79	Cavium Networks, Inc. (a) (c)	2,077
39	Hittite Microwave Corp. (a)	1,740

SEE NOTES TO FINANCIAL STATEMENTS.

16 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
113	Mellanox Technologies Ltd., (Israel) (a)	2,481
111	Monolithic Power Systems, Inc. (a)	1,974
55	Varian Semiconductor Equipment Associates, Inc. (a)	1,576
		9,848
	Software — 10.2%
33	ANSYS, Inc. (a) (c)	1,323
45	Blackboard, Inc. (a) (c)	1,676
106	BroadSoft, Inc. (a)	907
35	Concur Technologies, Inc. (a) (c)	1,498
113	Fortinet, Inc. (a) (c)	1,859
168	NetSuite, Inc. (a) (c)	2,118
154	Nuance Communications, Inc. (a) (c)	2,301
110	SolarWinds, Inc. (a) (c)	1,763
88	Sourcefire, Inc. (a) (c)	1,676
98	Taleo Corp., Class A (a) (c)	2,378
		17,499
	Total Information Technology	42,239
	Materials — 2.1%
	Chemicals — 1.3%
152	Innospec, Inc., (United Kingdom) (a)	1,427
46	STR Holdings, Inc. (a)	865
		2,292
	Metals & Mining — 0.8%
105	Commercial Metals Co. (c)	1,389
	Total Materials	3,681
	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
68	Cbeyond, Inc. (a) (c)	847
	Total Common Stocks (Cost $153,149)	167,074
Short-Term Investment — 3.0%
	Investment Company — 3.0%
5,111	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $5,111)	5,111
Investment of Cash Collateral for Securities on Loan — 34.6%
	Investment Company — 34.6%
59,639	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $59,639)	59,639
	Total Investments — 134.6% (Cost $217,899)	231,824
	Liabilities in Excess of Other Assets — (34.6)%	(59,543)
	NET ASSETS — 100.0%	$172,281

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 15.0%
	Auto Components — 0.7%
115	Cooper Tire & Rubber Co.	2,237
58	Spartan Motors, Inc.	243
99	Standard Motor Products, Inc.	796
		3,276
	Automobiles — 0.1%
17	Tesla Motors, Inc. (a)	405
	Diversified Consumer Services — 0.1%
16	Corinthian Colleges, Inc. (a) (c)	162
10	Lincoln Educational Services Corp. (a)	212
		374
	Hotels, Restaurants & Leisure — 1.6%
28	CEC Entertainment, Inc. (a)	980
31	Cracker Barrel Old Country Store, Inc.	1,457
25	DineEquity, Inc. (a)	692
171	Domino’s Pizza, Inc. (a)	1,935
38	Einstein Noah Restaurant Group, Inc. (a)	413
14	Isle of Capri Casinos, Inc. (a)	127
151	Ruby Tuesday, Inc. (a)	1,283
194	Ruth’s Hospitality Group, Inc. (a)	813
		7,700
	Household Durables — 1.5%
77	American Greetings Corp., Class A	1,443
1	CSS Industries, Inc.	10
37	Helen of Troy Ltd., (Bermuda) (a)	807
31	Hooker Furniture Corp.	329
24	Jarden Corp.	653
51	La-Z-Boy, Inc. (a)	380
124	Tempur-Pedic International, Inc. (a)	3,798
		7,420
	Internet & Catalog Retail — 0.4%
80	HSN, Inc. (a)	1,930
	Leisure Equipment & Products — 0.7%
99	JAKKS Pacific, Inc. (a)	1,429
50	RC2 Corp. (a)	798
240	Smith & Wesson Holding Corp. (a) (c)	983
18	Sturm Ruger & Co., Inc. (c)	262
		3,472
	Media — 1.6%
50	AH Belo Corp., Class A (a)	334
106	Belo Corp., Class A (a)	605
75	Carmike Cinemas, Inc. (a)	454
59	Entercom Communications Corp., Class A (a)	521
221	Journal Communications, Inc., Class A (a)	879
21	Knology, Inc. (a)	230
174	LIN TV Corp., Class A (a)	942
220	Mediacom Communications Corp., Class A (a)	1,478
200	Sinclair Broadcast Group, Inc., Class A (a)	1,166
48	Valassis Communications, Inc. (a)	1,510
		8,119
	Multiline Retail — 0.5%
80	Dillard’s, Inc., Class A (c)	1,729
117	Saks, Inc. (a) (c)	888
		2,617
	Specialty Retail — 4.0%
40	Aeropostale, Inc. (a)	1,146
111	Asbury Automotive Group, Inc. (a)	1,173
79	Big 5 Sporting Goods Corp.	1,037
29	Brown Shoe Co., Inc.	441
90	Cabela’s, Inc. (a) (c)	1,271
77	Collective Brands, Inc. (a)	1,210
34	Express, Inc. (a)	560
91	Finish Line, Inc. (The), Class A	1,269
35	Gymboree Corp. (a)	1,482
33	Hot Topic, Inc.	169
42	Jos. A. Bank Clothiers, Inc. (a)	2,284
74	Kirkland’s, Inc. (a)	1,254
24	Lithia Motors, Inc., Class A	146
102	OfficeMax, Inc. (a)	1,333
128	Rent-A-Center, Inc. (a)	2,597
77	Sonic Automotive, Inc., Class A (a)	659
55	Vitamin Shoppe, Inc. (a) (c)	1,400
65	Zale Corp. (a) (c)	102
		19,533
	Textiles, Apparel & Luxury Goods — 3.8%
21	Deckers Outdoor Corp. (a)	3,000
60	G-III Apparel Group Ltd. (a)	1,378
103	Iconix Brand Group, Inc. (a)	1,484
147	Jones Apparel Group, Inc.	2,332
167	Maidenform Brands, Inc. (a)	3,390
94	Oxford Industries, Inc.	1,959
150	Perry Ellis International, Inc. (a)	3,020
27	Steven Madden Ltd. (a)	846
33	UniFirst Corp.	1,444
		18,853
	Total Consumer Discretionary	73,699

SEE NOTES TO FINANCIAL STATEMENTS.

18 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Consumer Staples — 3.1%
		Food & Staples Retailing — 1.0%
64		Andersons, Inc. (The)	2,073
11		Nash Finch Co.	365
28		Pantry, Inc. (The) (a)	392
84		Spartan Stores, Inc.	1,146
109		Winn-Dixie Stores, Inc. (a)	1,054
			5,030
		Food Products — 1.6%
25		American Italian Pasta Co., Class A (a)	1,311
75		B&G Foods, Inc., Class A	807
310		Chiquita Brands International, Inc. (a)	3,760
87		Dole Food Co., Inc. (a) (c)	911
17		Sanderson Farms, Inc.	853
11		TreeHouse Foods, Inc. (a)	507
			8,149
		Household Products — 0.4%
57		Cellu Tissue Holdings, Inc. (a)	444
149		Central Garden & Pet Co., Class A (a)	1,337
			1,781
		Personal Products — 0.1%
71		Prestige Brands Holdings, Inc. (a)	505
		Total Consumer Staples	15,465
		Energy — 4.5%
		Energy Equipment & Services — 1.4%
76		Cal Dive International, Inc. (a)	443
56		Global Geophysical Services, Inc. (a)	387
91		Gulfmark Offshore, Inc., Class A (a)	2,376
81		ION Geophysical Corp. (a)	283
32		Lufkin Industries, Inc.	1,248
19		Matrix Service Co. (a)	181
85		Newpark Resources, Inc. (a)	515
7		OYO Geospace Corp. (a)	339
62		Parker Drilling Co. (a)	246
19		T-3 Energy Services, Inc. (a)	541
			6,559
		Oil, Gas & Consumable Fuels — 3.1%
6		Apco Oil and Gas International, Inc. (c)	134
164		Callon Petroleum Co. (a)	1,032
43		Clayton Williams Energy, Inc. (a)	1,807
215		EXCO Resources, Inc.	3,146
7		FX Energy, Inc. (a)	24
25		Georesources, Inc. (a)	350
171		Gulfport Energy Corp. (a)	2,024
51		Knightsbridge Tankers Ltd., (Bermuda)	892
143		McMoRan Exploration Co. (a)	1,592
23		Penn Virginia Corp.	452
107		VAALCO Energy, Inc. (a)	597
120		Warren Resources, Inc. (a)	349
61		Western Refining, Inc. (a) (c)	308
101		World Fuel Services Corp.	2,610
			15,317
		Total Energy	21,876
		Financials — 22.0%
		Capital Markets — 1.3%
265		BGC Partners, Inc., Class A	1,354
21		Financial Engines, Inc. (a)	286
28		Gladstone Capital Corp.	297
111		Knight Capital Group, Inc., Class A (a)	1,524
—	(h)	Kohlberg Capital Corp. (c)	—	(h)
128		MCG Capital Corp.	616
10		Oppenheimer Holdings, Inc., Class A	237
26		optionsXpress Holdings, Inc. (a)	401
68		Penson Worldwide, Inc. (a) (c)	382
58		Prospect Capital Corp. (c)	556
23		Pzena Investment Management, Inc., Class A	148
44		SWS Group, Inc.	422
			6,223
		Commercial Banks — 5.4%
69		1st United Bancorp, Inc. (a) (c)	505
3		Alliance Financial Corp. (c)	86
34		Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	423
6		Bancorp, Inc. (a)	48
74		Cathay General Bancorp	768
36		City Holding Co.	998
13		Columbia Banking System, Inc.	237
50		Community Bank System, Inc.	1,099
15		Community Trust Bancorp, Inc.	372
46		CVB Financial Corp. (c)	438
36		East West Bancorp, Inc.	546
14		Financial Institutions, Inc.	247
16		First Bancorp (c)	238
55		First Community Bancshares, Inc.	801
100		First Financial Bancorp	1,489
35		First Interstate Bancsystem, Inc.	557
42		First Merchants Corp.	352
139		FNB Corp.	1,117

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
13	Hudson Valley Holding Corp. (c)	311
59	Iberiabank Corp.	3,027
36	International Bancshares Corp.	598
22	Lakeland Bancorp, Inc. (c)	188
20	Lakeland Financial Corp.	396
25	MainSource Financial Group, Inc.	176
2	Merchants Bancshares, Inc. (c)	42
127	Nara Bancorp, Inc. (a)	1,066
9	National Bankshares, Inc. (c)	213
51	National Penn Bancshares, Inc.	309
20	NBT Bancorp, Inc.	404
10	Park National Corp. (c)	618
20	Peoples Bancorp, Inc.	290
23	Prosperity Bancshares, Inc.	796
7	Renasant Corp. (c)	93
11	Republic Bancorp, Inc., Class A	248
32	Santander BanCorp (a)	400
17	Sierra Bancorp (c)	194
21	Southside Bancshares, Inc.	413
21	Southwest Bancorp, Inc.	279
150	Sterling Bancshares, Inc.	705
130	Susquehanna Bancshares, Inc.	1,083
21	SVB Financial Group (a)	849
25	WesBanco, Inc.	426
12	West Bancorp., Inc. (a)	85
50	Westamerica Bancorp	2,642
39	Wilshire Bancorp, Inc. (c)	340
		26,512
	Consumer Finance — 2.5%
36	Advance America Cash Advance Centers, Inc.	149
138	Cash America International, Inc.	4,739
7	CompuCredit Holdings Corp. (c)	27
119	Dollar Financial Corp. (a)	2,358
71	Nelnet, Inc., Class A	1,375
98	World Acceptance Corp. (a) (c)	3,751
		12,399
	Diversified Financial Services — 1.1%
9	Compass Diversified Holdings	118
63	Encore Capital Group, Inc. (a)	1,297
13	Marlin Business Services Corp. (a)	152
131	PHH Corp. (a)	2,496
24	Portfolio Recovery Associates, Inc. (a) (c)	1,603
		5,666
	Insurance — 3.4%
401	American Equity Investment Life Holding Co.	4,136
28	American Physicians Capital, Inc.	861
14	American Safety Insurance Holdings Ltd. (a)	215
70	Aspen Insurance Holdings Ltd., (Bermuda)	1,734
74	Delphi Financial Group, Inc., Class A	1,794
60	Flagstone Reinsurance Holdings S.A., (Luxembourg)	647
15	Hallmark Financial Services (a)	144
16	Horace Mann Educators Corp.	251
106	Meadowbrook Insurance Group, Inc.	917
132	National Financial Partners Corp. (a)	1,288
25	Platinum Underwriters Holdings Ltd., (Bermuda)	900
157	PMA Capital Corp., Class A (a)	1,028
21	Primerica, Inc. (a) (c)	450
27	Safety Insurance Group, Inc.	1,000
50	Selective Insurance Group, Inc.	748
36	Symetra Financial Corp.	430
		16,543
	Real Estate Investment Trusts (REITs) — 7.2%
42	American Campus Communities, Inc.	1,143
96	Anworth Mortgage Asset Corp.	681
34	Ashford Hospitality Trust, Inc. (a)	246
95	Associated Estates Realty Corp.	1,229
93	BioMed Realty Trust, Inc.	1,493
45	CapLease, Inc.	209
44	Capstead Mortgage Corp.	484
138	CBL & Associates Properties, Inc.	1,722
32	Colonial Properties Trust	463
232	DCT Industrial Trust, Inc.	1,047
90	Developers Diversified Realty Corp.	895
30	EastGroup Properties, Inc.	1,071
54	Education Realty Trust, Inc.	326
10	Equity Lifestyle Properties, Inc.	458
105	FelCor Lodging Trust, Inc. (a)	524
138	First Industrial Realty Trust, Inc. (a)	666
82	Glimcher Realty Trust	492
158	Hersha Hospitality Trust	714
15	Home Properties, Inc.	671
59	LaSalle Hotel Properties	1,216
494	Lexington Realty Trust	2,970
352	MFA Financial, Inc.	2,603
10	Mid-America Apartment Communities, Inc.	510
14	Mission West Properties, Inc.	93
244	MPG Office Trust, Inc. (a) (c)	715

SEE NOTES TO FINANCIAL STATEMENTS.

20 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
105	National Retail Properties, Inc.	2,255
75	Omega Healthcare Investors, Inc.	1,497
31	Parkway Properties, Inc.	444
148	Pennsylvania Real Estate Investment Trust (c)	1,811
23	PS Business Parks, Inc.	1,255
21	RAIT Financial Trust (a) (c)	39
27	Ramco-Gershenson Properties Trust	270
74	Redwood Trust, Inc.	1,076
131	Senior Housing Properties Trust	2,628
239	Strategic Hotels & Resorts, Inc. (a)	1,048
14	Sun Communities, Inc.	356
		35,320
	Thrifts & Mortgage Finance — 1.1%
30	Dime Community Bancshares	371
68	First Niagara Financial Group, Inc.	850
28	OceanFirst Financial Corp.	336
193	Ocwen Financial Corp. (a)	1,969
101	Radian Group, Inc.	733
63	Trustco Bank Corp.	352
22	WSFS Financial Corp.	787
		5,398
	Total Financials	108,061
	Health Care — 13.5%
	Biotechnology — 3.0%
53	Affymax, Inc. (a) (c)	315
209	Anadys Pharmaceuticals, Inc. (a)	402
231	Ariad Pharmaceuticals, Inc. (a) (c)	650
93	BioCryst Pharmaceuticals, Inc. (a) (c)	550
30	Chelsea Therapeutics International, Inc. (a) (c)	87
168	Cytokinetics, Inc. (a)	399
233	Idenix Pharmaceuticals, Inc. (a)	1,163
8	Idera Pharmaceuticals, Inc. (a) (c)	30
91	Immunomedics, Inc. (a) (c)	281
100	Incyte Corp., Ltd. (a)	1,105
71	Isis Pharmaceuticals, Inc. (a)	679
214	MannKind Corp. (a) (c)	1,369
162	Medivation, Inc. (a) (c)	1,436
111	Molecular Insight Pharmaceuticals, Inc. (a) (c)	182
45	Pharmasset, Inc. (a)	1,230
159	Protalix BioTherapeutics, Inc., (Israel) (a) (c)	973
63	Regeneron Pharmaceuticals, Inc. (a)	1,411
102	Savient Pharmaceuticals, Inc. (a)	1,286
67	Seattle Genetics, Inc. (a)	808
64	Tengion, Inc. (a)	235
		14,591
	Health Care Equipment & Supplies — 3.6%
125	American Medical Systems Holdings, Inc. (a)	2,765
133	Cantel Medical Corp.	2,221
46	DynaVox, Inc., Class A (a)	738
62	GenMark Diagnostics, Inc. (a) (c)	274
101	Immucor, Inc. (a)	1,922
22	Integra LifeSciences Holdings Corp. (a)	822
162	MELA Sciences, Inc. (a) (c)	1,205
76	Micrus Endovascular Corp. (a)	1,576
37	Orthofix International N.V., (Netherlands) (a)	1,173
34	Sirona Dental Systems, Inc. (a)	1,167
87	STERIS Corp.	2,701
29	Thoratec Corp. (a)	1,222
		17,786
	Health Care Providers & Services — 4.7%
109	Allied Healthcare International, Inc. (a)	254
151	CardioNet, Inc. (a)	829
88	Centene Corp. (a)	1,892
178	Continucare Corp. (a)	596
21	Emergency Medical Services Corp., Class A (a)	1,030
19	Genoptix, Inc. (a)	327
74	Gentiva Health Services, Inc. (a)	1,996
74	Hanger Orthopedic Group, Inc. (a)	1,327
75	Healthsouth Corp. (a)	1,398
125	Healthspring, Inc. (a)	1,939
16	inVentiv Health, Inc. (a)	420
232	Metropolitan Health Networks, Inc. (a)	866
13	Nighthawk Radiology Holdings, Inc. (a)	34
22	Odyssey HealthCare, Inc. (a)	580
75	Owens & Minor, Inc.	2,141
38	Providence Service Corp. (The) (a)	533
76	PSS World Medical, Inc. (a)	1,612
29	Psychiatric Solutions, Inc. (a)	959
27	RehabCare Group, Inc. (a)	581
178	Sunrise Senior Living, Inc. (a)	496
102	Team Health Holdings, Inc. (a)	1,315
69	Triple-S Management Corp., Class B (a)	1,272
15	US Physical Therapy, Inc. (a)	256
22	WellCare Health Plans, Inc. (a)	513
		23,166

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Technology — 0.1%
6	Medidata Solutions, Inc. (a)	88
25	Vital Images, Inc. (a)	316
		404
	Life Sciences Tools & Services — 0.4%
56	Enzo Biochem, Inc. (a)	226
49	eResearchTechnology, Inc. (a)	388
107	Kendle International, Inc. (a)	1,229
		1,843
	Pharmaceuticals — 1.7%
53	Ardea Biosciences, Inc. (a)	1,096
144	Biodel, Inc. (a) (c)	546
108	Cadence Pharmaceuticals, Inc. (a) (c)	756
28	Cardiome Pharma Corp., (Canada) (a)	230
82	Impax Laboratories, Inc. (a)	1,555
177	Javelin Pharmaceuticals, Inc. (a)	390
50	MAP Pharmaceuticals, Inc. (a)	655
44	Par Pharmaceutical Cos., Inc. (a)	1,147
43	Salix Pharmaceuticals Ltd. (a)	1,678
39	XenoPort, Inc. (a)	382
		8,435
	Total Health Care	66,225
	Industrials — 15.5%
	Aerospace & Defense — 2.0%
21	Ceradyne, Inc. (a)	440
12	Curtiss-Wright Corp.	354
124	DynCorp International, Inc., Class A (a)	2,176
53	Esterline Technologies Corp. (a)	2,496
408	GenCorp, Inc. (a) (c)	1,786
15	HEICO Corp. (c)	548
19	LMI Aerospace, Inc. (a)	300
28	Triumph Group, Inc.	1,859
		9,959
	Air Freight & Logistics — 1.1%
78	Atlas Air Worldwide Holdings, Inc. (a)	3,719
51	Hub Group, Inc., Class A (a)	1,522
		5,241
	Airlines — 1.4%
14	Alaska Air Group, Inc. (a)	634
463	Hawaiian Holdings, Inc. (a)	2,394
153	Republic Airways Holdings, Inc. (a)	933
51	SkyWest, Inc.	626
100	UAL Corp. (a) (c)	2,050
		6,637
	Building Products — 0.6%
20	A.O. Smith Corp.	973
10	Gibraltar Industries, Inc. (a)	104
50	Insteel Industries, Inc.	580
5	NCI Building Systems, Inc. (a)	39
52	Quanex Building Products Corp.	907
8	Trex Co., Inc. (a) (c)	161
		2,764
	Commercial Services & Supplies — 2.4%
64	ACCO Brands Corp. (a)	317
51	ATC Technology Corp. (a)	824
271	Cenveo, Inc. (a)	1,485
215	Deluxe Corp.	4,024
29	Ennis, Inc.	435
68	Herman Miller, Inc.	1,274
8	HNI Corp.	232
112	Knoll, Inc.	1,484
42	Metalico, Inc. (a) (c)	167
144	Standard Register Co. (The)	451
19	United Stationers, Inc. (a)	1,040
1	Waste Connections, Inc. (a)	35
		11,768
	Construction & Engineering — 1.1%
70	Comfort Systems USA, Inc.	675
104	EMCOR Group, Inc. (a)	2,419
72	MasTec, Inc. (a)	673
5	Michael Baker Corp. (a)	185
101	Tutor Perini Corp. (a)	1,665
		5,617
	Electrical Equipment — 2.4%
59	Acuity Brands, Inc.	2,132
68	EnerSys (a)	1,449
221	GrafTech International Ltd. (a)	3,231
21	Polypore International, Inc. (a)	468
84	Regal-Beloit Corp.	4,658
		11,938
	Industrial Conglomerates — 0.1%
9	Standex International Corp.	228
	Machinery — 2.7%
55	Barnes Group, Inc.	893
15	Chart Industries, Inc. (a)	237
60	CIRCOR International, Inc.	1,522
67	Columbus McKinnon Corp. (a)	942
32	Douglas Dynamics, Inc. (a)	368

SEE NOTES TO FINANCIAL STATEMENTS.

22 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
118	EnPro Industries, Inc. (a) (c)	3,313
165	Force Protection, Inc. (a)	677
13	Middleby Corp. (a)	691
39	Trimas Corp. (a)	442
92	Wabtec Corp.	3,678
11	Watts Water Technologies, Inc., Class A	307
		13,070
	Marine — 0.2%
264	Horizon Lines, Inc., Class A	1,117
	Professional Services — 0.1%
18	GP Strategies Corp. (a)	133
82	SFN Group, Inc. (a)	448
		581
	Road & Rail — 0.3%
69	Avis Budget Group, Inc. (a)	673
14	Dollar Thrifty Automotive Group, Inc. (a)	584
75	Quality Distribution, Inc. (a)	388
		1,645
	Trading Companies & Distributors — 1.1%
90	Aircastle Ltd.	705
145	Applied Industrial Technologies, Inc.	3,682
31	Beacon Roofing Supply, Inc. (a)	557
38	Interline Brands, Inc. (a)	659
		5,603
	Total Industrials	76,168
	Information Technology — 14.5%
	Communications Equipment — 2.2%
39	ADC Telecommunications, Inc. (a)	290
201	Arris Group, Inc. (a)	2,048
60	Black Box Corp.	1,668
26	Blue Coat Systems, Inc. (a)	521
6	Calix, Inc. (a) (c)	60
34	Comtech Telecommunications Corp. (a)	1,015
33	InterDigital, Inc. (a)	810
39	Meru Networks, Inc. (a) (c)	456
29	NETGEAR, Inc. (a)	510
3	Oplink Communications, Inc. (a)	43
42	Plantronics, Inc.	1,210
37	Polycom, Inc. (a)	1,111
82	Symmetricom, Inc. (a)	415
44	Tekelec (a)	585
		10,742
	Computers & Peripherals — 0.4%
31	Imation Corp. (a)	287
524	Quantum Corp. (a)	984
29	Synaptics, Inc. (a) (c)	791
		2,062
	Electronic Equipment, Instruments & Components — 1.5%
54	Benchmark Electronics, Inc. (a)	853
84	Brightpoint, Inc. (a)	587
24	Checkpoint Systems, Inc. (a)	410
33	DDi Corp.	251
45	Insight Enterprises, Inc. (a)	588
6	Measurement Specialties, Inc. (a)	88
27	Mercury Computer Systems, Inc. (a)	318
40	Plexus Corp. (a)	1,069
80	RadiSys Corp. (a)	760
15	SMART Modular Technologies WWH, Inc. (a)	87
25	Spectrum Control, Inc. (a)	344
56	SYNNEX Corp. (a)	1,424
54	TTM Technologies, Inc. (a)	513
		7,292
	Internet Software & Services — 0.5%
23	Ancestry.com, Inc. (a)	396
23	Art Technology Group, Inc. (a)	78
66	EarthLink, Inc.	525
38	Perficient, Inc. (a)	336
11	QuinStreet, Inc. (a) (c)	123
188	United Online, Inc.	1,084
		2,542
	IT Services — 1.9%
34	CACI International, Inc., Class A (a)	1,457
158	CIBER, Inc. (a)	437
32	CSG Systems International, Inc. (a)	594
29	Cybersource Corp. (a)	738
20	Dynamics Research Corp. (a)	200
34	Gartner, Inc. (a)	788
13	iGate Corp.	171
55	Lionbridge Technologies, Inc. (a)	249
20	ManTech International Corp., Class A (a)	843
9	MAXIMUS, Inc.	538
40	Ness Technologies, Inc., (Israel) (a)	171
13	SPS Commerce, Inc. (a) (c)	148
23	TeleTech Holdings, Inc. (a)	295
32	Unisys Corp. (a)	596

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
49	VeriFone Systems, Inc. (a)	931
38	Wright Express Corp. (a)	1,120
		9,276
	Semiconductors & Semiconductor Equipment — 3.9%
30	Alpha & Omega Semiconductor Ltd. (a)	410
231	Amkor Technology, Inc. (a) (c)	1,275
20	Applied Micro Circuits Corp. (a)	205
199	Cirrus Logic, Inc. (a)	3,143
6	DSP Group, Inc. (a)	36
13	Entegris, Inc. (a)	53
–(h)	FEI Co. (a)	2
13	GT Solar International, Inc. (a) (c)	75
53	Integrated Silicon Solution, Inc. (a)	397
94	Kulicke & Soffa Industries, Inc. (a)	661
115	Lattice Semiconductor Corp. (a)	500
21	MaxLinear, Inc., Class A (a)	294
73	Micrel, Inc.	741
71	MIPS Technologies, Inc. (a)	360
25	MKS Instruments, Inc. (a)	472
45	Photronics, Inc. (a)	203
262	PMC-Sierra, Inc. (a)	1,969
564	RF Micro Devices, Inc. (a)	2,205
18	Sigma Designs, Inc. (a) (c)	179
347	Skyworks Solutions, Inc. (a)	5,824
58	TriQuint Semiconductor, Inc. (a)	354
		19,358
	Software — 4.1%
68	Actuate Corp. (a)	304
20	Ariba, Inc. (a)	326
236	Aspen Technology, Inc. (a) (c)	2,565
82	BroadSoft, Inc. (a) (c)	698
29	Deltek, Inc. (a)	241
45	Epicor Software Corp. (a)	358
232	JDA Software Group, Inc. (a)	5,103
6	Net 1 UEPS Technologies, Inc., (South Africa) (a)	75
32	Netscout Systems, Inc. (a)	455
7	Opnet Technologies, Inc.	97
96	Parametric Technology Corp. (a)	1,502
35	Progress Software Corp. (a)	1,054
49	Quest Software, Inc. (a)	888
15	Rovi Corp. (a)	565
40	Smith Micro Software, Inc. (a)	377
10	SS&C Technologies Holdings, Inc. (a)	153
59	Sybase, Inc. (a)	3,808
188	THQ, Inc. (a)	813
25	TIBCO Software, Inc. (a)	295
57	TiVo, Inc. (a)	421
		20,098
	Total Information Technology	71,370
	Materials — 4.8%
	Chemicals — 2.1%
51	H.B. Fuller Co.	976
55	Innophos Holdings, Inc.	1,442
61	Koppers Holdings, Inc.	1,380
271	Omnova Solutions, Inc. (a)	2,116
240	PolyOne Corp. (a)	2,021
29	Solutia, Inc. (a)	375
144	Spartech Corp. (a)	1,480
23	W.R. Grace & Co. (a)	473
		10,263
	Containers & Packaging — 1.4%
90	Boise, Inc. (a)	493
73	Graham Packaging Co., Inc. (a)	876
71	Myers Industries, Inc.	571
66	Rock-Tenn Co., Class A	3,293
57	Silgan Holdings, Inc.	1,623
		6,856
	Metals & Mining — 0.6%
61	Hecla Mining Co. (a) (c)	320
52	Metals USA Holdings Corp. (a) (c)	773
143	Worthington Industries, Inc.	1,838
		2,931
	Paper & Forest Products — 0.7%
137	Buckeye Technologies, Inc. (a)	1,359
3	Clearwater Paper Corp. (a)	148
40	Schweitzer-Mauduit International, Inc.	1,993
		3,500
	Total Materials	23,550
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.1%
13	Atlantic Tele-Network, Inc.	549
469	Cincinnati Bell, Inc. (a)	1,411
114	Consolidated Communications Holdings, Inc.	1,931
228	Premiere Global Services, Inc. (a)	1,442
		5,333

SEE NOTES TO FINANCIAL STATEMENTS.

24 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — 0.4%
89	Syniverse Holdings, Inc. (a)	1,824
	Total Telecommunication Services	7,157
	Utilities — 3.2%
	Electric Utilities — 2.1%
17	Central Vermont Public Service Corp.	338
106	El Paso Electric Co. (a)	2,057
71	IDACORP, Inc.	2,355
16	MGE Energy, Inc.	591
86	Portland General Electric Co.	1,578
26	UniSource Energy Corp.	782
127	Westar Energy, Inc.	2,742
		10,443
	Gas Utilities — 1.0%
10	Chesapeake Utilities Corp.	311
53	New Jersey Resources Corp.	1,857
5	Nicor, Inc.	211
16	Northwest Natural Gas Co.	714
30	Southwest Gas Corp.	885
25	WGL Holdings, Inc.	857
		4,835
	Multi-Utilities — 0.1%
23	Avista Corp.	440
	Water Utilities — 0.0% (g)
16	Consolidated Water Co., Ltd., (Cayman Islands) (c)	187
	Total Utilities	15,905
	Total Common Stocks (Cost $470,701)	479,476

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,525	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $1,531)	1,532

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
11,015	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $11,015)	11,015
Investment of Cash Collateral for Securities on Loan — 5.9%
	Investment Company — 5.9%
29,071	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $29,071)	29,071
	Total Investments — 106.1% (Cost $512,318)	521,094
	Liabilities in Excess of Other Assets — (6.1)%	(30,033)
	NET ASSETS — 100.0%	$491,061

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
200	E-mini Russell 2000	09/17/10	$12,156	$(223)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 16.9%
	Hotels, Restaurants & Leisure — 6.3%
996	Brinker International, Inc.	14,399
272	Cracker Barrel Old Country Store, Inc.	12,660
339	Life Time Fitness, Inc. (a) (c)	10,777
731	Monarch Casino & Resort, Inc. (a)	7,407
1,358	Papa John’s International, Inc. (a)	31,388
927	Penn National Gaming, Inc. (a)	21,411
1,611	Shuffle Master, Inc. (a)	12,906
		110,948
	Household Durables — 2.4%
1,550	Jarden Corp.	41,639
	Internet & Catalog Retail — 1.6%
843	NutriSystem, Inc. (c)	19,331
547	PetMed Express, Inc. (c)	9,729
		29,060
	Leisure Equipment & Products — 1.3%
760	Brunswick Corp.	9,444
631	Pool Corp.	13,829
		23,273
	Media — 1.7%
1,005	Cinemark Holdings, Inc.	13,214
385	Morningstar, Inc. (a)	16,373
		29,587
	Specialty Retail — 3.0%
1,120	Chico’s FAS, Inc.	11,067
826	Dick’s Sporting Goods, Inc. (a)	20,562
896	Williams-Sonoma, Inc.	22,239
		53,868
	Textiles, Apparel & Luxury Goods — 0.6%
706	Iconix Brand Group, Inc. (a)	10,141
	Total Consumer Discretionary	298,516
	Consumer Staples — 5.1%
	Beverages — 1.3%
586	Hansen Natural Corp. (a)	22,908
	Food & Staples Retailing — 0.9%
1,642	Winn-Dixie Stores, Inc. (a)	15,825
	Food Products — 2.9%
1,373	B&G Foods, Inc., Class A	14,805
1,494	Dole Food Co., Inc. (a) (c)	15,587
402	J & J Snack Foods Corp.	16,935
1,389	Reddy Ice Holdings, Inc. (a)	4,487
		51,814
	Total Consumer Staples	90,547
	Energy — 4.9%
	Energy Equipment & Services — 3.7%
1,027	Exterran Holdings, Inc. (a)	26,504
1,394	Patterson-UTI Energy, Inc.	17,936
550	Tidewater, Inc.	21,300
		65,740
	Oil, Gas & Consumable Fuels — 1.2%
947	Approach Resources, Inc. (a)	6,513
1,111	Resolute Energy Corp. (a)	13,597
		20,110
	Total Energy	85,850
	Financials — 20.4%
	Capital Markets — 5.0%
967	Calamos Asset Management, Inc., Class A	8,976
509	Epoch Holding Corp.	6,244
234	Greenhill & Co., Inc.	14,329
1,642	HFF, Inc., Class A (a)	11,607
404	JMP Group, Inc.	2,503
777	KBW, Inc. (a)	16,661
1,797	optionsXpress Holdings, Inc. (a)	28,291
		88,611
	Commercial Banks — 5.2%
1,550	Associated Banc-Corp.	18,997
1,331	First Financial Bancorp	19,905
480	Iberiabank Corp.	24,725
1,621	Umpqua Holdings Corp.	18,613
1,438	Western Alliance Bancorp (a)	10,308
		92,548
	Insurance — 4.7%
431	American Physicians Capital, Inc.	13,297
983	eHealth, Inc. (a)	11,182
771	ProAssurance Corp. (a)	43,784
263	RLI Corp.	13,807
		82,070
	Real Estate Investment Trusts (REITs) — 4.0%
481	EastGroup Properties, Inc.	17,124
518	Franklin Street Properties Corp.	6,123
475	Mid-America Apartment Communities, Inc.	24,472
1,092	National Retail Properties, Inc.	23,403
		71,122
	Thrifts & Mortgage Finance — 1.5%
1,641	First Niagara Financial Group, Inc.	20,563
766	Westfield Financial, Inc.	6,378
		26,941
	Total Financials	361,292

SEE NOTES TO FINANCIAL STATEMENTS.

26 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 9.1%
	Biotechnology — 0.9%
1,023	Myriad Genetics, Inc. (a)	15,293
	Health Care Equipment & Supplies — 1.2%
347	IDEXX Laboratories, Inc. (a) (c)	21,156
	Health Care Providers & Services — 5.8%
224	Catalyst Health Solutions, Inc. (a)	7,736
1,279	Coventry Health Care, Inc. (a)	22,619
492	MWI Veterinary Supply, Inc. (a)	24,732
1,282	PharMerica Corp. (a)	18,801
1,361	PSS World Medical, Inc. (a)	28,779
		102,667
	Health Care Technology — 0.9%
1,310	Omnicell, Inc. (a)	15,311
	Pharmaceuticals — 0.3%
987	Cumberland Pharmaceuticals, Inc. (a)	6,333
	Total Health Care	160,760
	Industrials — 13.9%
	Aerospace & Defense — 1.8%
624	TransDigm Group, Inc.	31,839
	Air Freight & Logistics — 0.7%
457	Forward Air Corp.	12,454
	Building Products — 0.4%
852	NCI Building Systems, Inc. (a)	7,132
	Commercial Services & Supplies — 5.1%
2,345	ACCO Brands Corp. (a)	11,702
1,538	Herman Miller, Inc.	29,031
1,190	KAR Auction Services, Inc. (a)	14,717
1,008	Waste Connections, Inc. (a)	35,166
		90,616
	Construction & Engineering — 0.8%
1,514	Comfort Systems USA, Inc.	14,628
	Machinery — 3.6%
936	Douglas Dynamics, Inc. (a)	10,767
596	Kaydon Corp.	19,599
771	RBC Bearings, Inc. (a)	22,339
608	Terex Corp. (a)	11,385
		64,090
	Professional Services — 1.0%
442	CoStar Group, Inc. (a) (c)	17,163
	Road & Rail — 0.5%
210	Landstar System, Inc.	8,184
	Total Industrials	246,106
	Information Technology — 12.7%
	Electronic Equipment, Instruments & Components — 1.1%
465	Anixter International, Inc. (a)	19,826
	Internet Software & Services — 2.6%
285	Archipelago Learning, Inc. (a)	3,254
2,855	Dice Holdings, Inc. (a)	19,755
522	Liquidity Services, Inc. (a)	6,770
1,004	Travelzoo, Inc. (a) (c)	12,435
295	Vocus, Inc. (a)	4,503
		46,717
	Semiconductors & Semiconductor Equipment — 0.6%
442	Standard Microsystems Corp. (a)	10,298
	Software — 8.4%
806	Aspen Technology, Inc. (a)	8,779
523	Blackboard, Inc. (a) (c)	19,534
1,919	Deltek, Inc. (a)	16,002
744	DemandTec, Inc. (a) (c)	5,025
686	MICROS Systems, Inc. (a)	21,860
1,217	Monotype Imaging Holdings, Inc. (a)	10,966
1,151	NetSuite, Inc. (a) (c)	14,543
542	Nuance Communications, Inc. (a)	8,109
384	SolarWinds, Inc. (a)	6,156
724	Solera Holdings, Inc.	26,201
535	SuccessFactors, Inc. (a)	11,124
		148,299
	Total Information Technology	225,140
	Materials — 7.9%
	Chemicals — 1.2%
468	Scotts Miracle-Gro Co. (The), Class A	20,801
	Containers & Packaging — 5.5%
778	Aptargroup, Inc.	29,439
916	Crown Holdings, Inc. (a)	22,940
73	Graham Packaging Co., Inc. (a)	876
1,535	Silgan Holdings, Inc.	43,559
		96,814
	Metals & Mining — 1.2%
568	Commercial Metals Co.	7,508
212	Compass Minerals International, Inc.	14,920
		22,428
	Total Materials	140,043

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 1.0%
1,164	Cbeyond, Inc. (a)	14,544
302	Neutral Tandem, Inc. (a)	3,401
		17,945
	Wireless Telecommunication Services — 1.6%
1,678	NTELOS Holdings Corp.	28,861
	Total Telecommunication Services	46,806
	Utilities — 2.7%
	Gas Utilities — 1.3%
516	Northwest Natural Gas Co.	22,470
	Multi-Utilities — 1.4%
956	NorthWestern Corp.	25,056
	Total Utilities	47,526
	Total Common Stocks (Cost $1,659,959)	1,702,586
Short-Term Investment — 4.3%
	Investment Company — 4.3%
75,916	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $75,916)	75,916
Investment of Cash Collateral for Securities on Loan — 6.1%
	Investment Company — 6.1%
108,177	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $108,177)	108,177
	Total Investments — 106.6% (Cost $1,844,052)	1,886,679
	Liabilities in Excess of Other Assets — (6.6)%	(116,374)
	NET ASSETS — 100.0%	$1,770,305

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 14.7%
	Diversified Consumer Services — 2.2%
64	American Public Education, Inc. (a)	2,810
179	Lincoln Educational Services Corp. (a)	3,694
124	Sotheby’s	2,842
		9,346
	Hotels, Restaurants & Leisure — 2.6%
109	DineEquity, Inc. (a) (c)	3,054
61	Life Time Fitness, Inc. (a) (c)	1,926
630	Morgans Hotel Group Co. (a) (c)	3,880
54	Vail Resorts, Inc. (a)	1,868
		10,728
	Household Durables — 0.8%
103	Tempur-Pedic International, Inc. (a)	3,158
	Internet & Catalog Retail — 0.7%
117	HSN, Inc. (a)	2,818
	Media — 1.0%
52	Morningstar, Inc. (a)	2,220
127	National CineMedia, Inc.	2,122
		4,342
	Specialty Retail — 5.4%
73	Children’s Place Retail Stores, Inc. (The) (a)	3,231
170	hhgregg, Inc. (a)	3,957
58	J Crew Group, Inc. (a)	2,146
90	Lumber Liquidators Holdings, Inc. (a) (c)	2,109
428	OfficeMax, Inc. (a)	5,586
327	Talbots, Inc. (a)	3,367
102	Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,404
		22,800
	Textiles, Apparel & Luxury Goods — 2.0%
123	G-III Apparel Group Ltd. (a)	2,815
86	Oxford Industries, Inc.	1,794
110	Under Armour, Inc., Class A (a) (c)	3,628
		8,237
	Total Consumer Discretionary	61,429
	Consumer Staples — 2.9%
	Food & Staples Retailing — 2.9%
142	BJ’s Wholesale Club, Inc. (a)	5,248
592	Susser Holdings Corp. (a)	6,981
	Total Consumer Staples	12,229
	Energy — 4.1%
	Energy Equipment & Services — 1.3%
35	CARBO Ceramics, Inc.	2,555
206	Global Geophysical Services, Inc. (a)	1,438
30	Oceaneering International, Inc. (a)	1,325
		5,318
	Oil, Gas & Consumable Fuels — 2.8%
98	Concho Resources, Inc. (a)	5,400
231	Forest Oil Corp. (a)	6,331
		11,731
	Total Energy	17,049
	Financials — 6.6%
	Capital Markets — 2.8%
57	Affiliated Managers Group, Inc. (a)	3,476
290	Financial Engines, Inc. (a) (c)	3,945
480	Gleacher & Co., Inc. (a)	1,225
326	PennantPark Investment Corp.	3,116
		11,762
	Commercial Banks — 1.6%
59	City National Corp.	3,023
198	Columbia Banking System, Inc.	3,619
		6,642
	Diversified Financial Services — 0.9%
132	MSCI, Inc., Class A (a)	3,614
	Insurance — 0.8%
60	ProAssurance Corp. (a)	3,380
	Thrifts & Mortgage Finance — 0.5%
61	WSFS Financial Corp.	2,184
	Total Financials	27,582
	Health Care — 23.3%
	Biotechnology — 4.9%
49	Acorda Therapeutics, Inc. (a)	1,531
40	Alexion Pharmaceuticals, Inc. (a)	2,053
599	Ariad Pharmaceuticals, Inc. (a)	1,689
204	AVEO Pharmaceuticals, Inc. (a)	1,445
91	BioMarin Pharmaceutical, Inc. (a)	1,716
446	Exelixis, Inc. (a)	1,548
483	Halozyme Therapeutics, Inc. (a)	3,401
211	Incyte Corp., Ltd. (a)	2,331
87	Onyx Pharmaceuticals, Inc. (a)	1,887
221	Theravance, Inc. (a)	2,781
		20,382
	Health Care Equipment & Supplies — 4.8%
343	Insulet Corp. (a) (c)	5,169
140	Masimo Corp.	3,324

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
292	MELA Sciences, Inc. (a) (c)	2,176
254	Micrus Endovascular Corp. (a)	5,274
96	Thoratec Corp. (a)	4,087
		20,030
	Health Care Providers & Services — 4.9%
106	Amedisys, Inc. (a) (c)	4,656
376	Emeritus Corp. (a) (c)	6,128
233	Health Net, Inc. (a)	5,681
258	Healthspring, Inc. (a)	4,005
		20,470
	Health Care Technology — 3.7%
44	athenahealth, Inc. (a) (c)	1,155
238	MedAssets, Inc. (a)	5,492
470	Omnicell, Inc. (a)	5,494
273	Vital Images, Inc. (a)	3,485
		15,626
	Life Sciences Tools & Services — 2.8%
405	Bruker Corp. (a)	4,925
644	Enzo Biochem, Inc. (a)	2,622
139	Icon plc, (Ireland), ADR (a)	4,008
		11,555
	Pharmaceuticals — 2.2%
258	Cumberland Pharmaceuticals, Inc. (a)	1,659
296	Nektar Therapeutics (a)	3,583
313	Sucampo Pharmaceuticals, Inc., Class A (a)	1,104
263	ViroPharma, Inc. (a)	2,948
		9,294
	Total Health Care	97,357
	Industrials — 18.6%
	Aerospace & Defense — 2.3%
162	DigitalGlobe, Inc. (a)	4,263
152	HEICO Corp. (c)	5,477
		9,740
	Building Products — 3.8%
153	Lennox International, Inc.	6,368
166	Simpson Manufacturing Co., Inc.	4,075
281	Trex Co., Inc. (a) (c)	5,651
		16,094
	Commercial Services & Supplies — 1.3%
153	GEO Group, Inc. (The) (a)	3,180
62	Waste Connections, Inc. (a)	2,156
		5,336
	Construction & Engineering — 0.8%
228	Orion Marine Group, Inc. (a)	3,231
	Electrical Equipment — 3.0%
155	Baldor Electric Co.	5,607
123	EnerSys (a)	2,634
311	Generac Holdings, Inc. (a)	4,361
		12,602
	Industrial Conglomerates — 1.0%
111	Carlisle Cos., Inc.	4,007
	Machinery — 2.0%
149	Graco, Inc.	4,203
108	Wabtec Corp.	4,304
		8,507
	Professional Services — 0.8%
141	Heidrick & Struggles International, Inc.	3,213
	Road & Rail — 3.6%
398	Avis Budget Group, Inc. (a)	3,903
112	Landstar System, Inc.	4,353
168	Marten Transport Ltd. (a)	3,489
97	Old Dominion Freight Line, Inc. (a)	3,414
		15,159
	Total Industrials	77,889
	Information Technology — 24.7%
	Communications Equipment — 2.9%
38	F5 Networks, Inc. (a)	2,633
182	Riverbed Technology, Inc. (a)	5,027
133	ViaSat, Inc. (a)	4,328
		11,988
	Computers & Peripherals — 0.8%
272	Compellent Technologies, Inc. (a)	3,292
	Internet Software & Services — 4.5%
185	Archipelago Learning, Inc. (a)	2,111
1,278	Art Technology Group, Inc. (a)	4,371
217	DealerTrack Holdings, Inc. (a)	3,566
177	LogMeln, Inc. (a)	4,653
232	Rackspace Hosting, Inc. (a)	4,259
		18,960
	IT Services — 0.5%
100	NCI, Inc., Class A (a)	2,263
	Semiconductors & Semiconductor Equipment — 5.8%
194	Cavium Networks, Inc. (a)	5,089
95	Hittite Microwave Corp. (a)	4,266

SEE NOTES TO FINANCIAL STATEMENTS.

30 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
278	Mellanox Technologies Ltd., (Israel) (a)	6,077
271	Monolithic Power Systems, Inc. (a)	4,836
135	Varian Semiconductor Equipment Associates, Inc. (a)	3,861
		24,129
	Software — 10.2%
80	ANSYS, Inc. (a)	3,242
108	Blackboard, Inc. (a) (c)	4,043
259	BroadSoft, Inc. (a) (c)	2,217
86	Concur Technologies, Inc. (a)	3,675
277	Fortinet, Inc. (a)	4,557
410	NetSuite, Inc. (a) (c)	5,188
377	Nuance Communications, Inc. (a) (c)	5,635
269	SolarWinds, Inc. (a)	4,320
216	Sourcefire, Inc. (a)	4,110
240	Taleo Corp., Class A (a)	5,823
		42,810
	Total Information Technology	103,442
	Materials — 2.2%
	Chemicals — 1.4%
373	Innospec, Inc., (United Kingdom) (a)	3,499
113	STR Holdings, Inc. (a) (c)	2,115
		5,614
	Metals & Mining — 0.8%
258	Commercial Metals Co.	3,405
	Total Materials	9,019
	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
167	Cbeyond, Inc. (a)	2,085
	Total Common Stocks (Cost $373,178)	408,081
Short-Term Investment — 3.5%
	Investment Company — 3.5%
14,742	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $14,742)	14,742
Investments of Cash Collateral for Securities on Loan — 10.7%
	Investment Company — 10.7%
44,901	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $44,901)	44,901
	Total Investments — 111.8% (Cost $432,821)	467,724
	Liabilities in Excess of Other Assets — (11.8)%	(49,499)
	NET ASSETS — 100.0%	$418,225

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.1%
	Consumer Discretionary — 11.5%
	Auto Components — 0.6%
14	Autoliv, Inc., (Sweden) (a)	670
133	Superior Industries International, Inc. (c)	1,783
		2,453
	Automobiles — 0.1%
18	Tesla Motors, Inc. (a)	422
	Distributors — 0.0% (g)
19	Audiovox Corp., Class A (a)	141
	Diversified Consumer Services — 0.4%
44	Regis Corp.	682
171	Stewart Enterprises, Inc., Class A	926
		1,608
	Hotels, Restaurants & Leisure — 1.2%
185	Isle of Capri Casinos, Inc. (a)	1,710
239	O’Charley’s, Inc. (a)	1,267
16	PF Chang’s China Bistro, Inc. (c)	623
83	Ruby Tuesday, Inc. (a)	709
141	Ruth’s Hospitality Group, Inc. (a)	591
25	Wyndham Worldwide Corp.	495
		5,395
	Household Durables — 2.5%
93	American Greetings Corp., Class A	1,746
57	Blyth, Inc.	1,932
97	Furniture Brands International, Inc. (a)	506
84	Helen of Troy Ltd., (Bermuda) (a)	1,844
31	Jarden Corp.	825
114	La-Z-Boy, Inc. (a)	846
145	Leggett & Platt, Inc.	2,911
		10,610
	Leisure Equipment & Products — 0.4%
27	Brunswick Corp.	337
89	JAKKS Pacific, Inc. (a)	1,273
		1,610
	Media — 1.6%
102	Belo Corp., Class A (a)	579
7	Carmike Cinemas, Inc. (a)	42
15	Crown Media Holdings, Inc., Class A (a) (c)	26
76	Cumulus Media, Inc., Class A (a) (c)	204
99	Dex One Corp. (a)	1,873
38	Entercom Communications Corp., Class A (a) (c)	338
93	Journal Communications, Inc., Class A (a)	369
23	RCN Corp. (a)	339
62	Scholastic Corp.	1,503
247	Sinclair Broadcast Group, Inc., Class A (a)	1,442
12	Valassis Communications, Inc. (a)	374
		7,089
	Multiline Retail — 0.6%
94	Dillard’s, Inc., Class A (c)	2,010
48	Fred’s, Inc., Class A	530
		2,540
	Specialty Retail — 2.8%
47	AnnTaylor Stores Corp. (a)	761
550	Borders Group, Inc. (a) (c)	732
39	Cache, Inc. (a)	219
30	Cato Corp. (The), Class A	650
176	Charming Shoppes, Inc. (a)	660
30	Express, Inc. (a)	489
52	Finish Line, Inc. (The), Class A	727
167	Haverty Furniture Cos., Inc.	2,056
153	Hot Topic, Inc.	778
36	MarineMax, Inc. (a) (c)	246
120	Midas, Inc. (a)	917
191	Pacific Sunwear of California, Inc. (a)	613
89	Rent-A-Center, Inc. (a)	1,807
14	Signet Jewelers Ltd., (Bermuda) (a)	391
102	Sonic Automotive, Inc., Class A (a)	871
		11,917
	Textiles, Apparel & Luxury Goods — 1.3%
108	Jones Apparel Group, Inc.	1,709
180	Liz Claiborne, Inc. (a) (c)	758
25	Oxford Industries, Inc.	519
68	Perry Ellis International, Inc. (a)	1,378
35	Timberland Co. (The), Class A (a)	557
42	Unifi, Inc. (a)	158
16	Wolverine World Wide, Inc.	393
		5,472
	Total Consumer Discretionary	49,257
	Consumer Staples — 2.5%
	Food & Staples Retailing — 0.5%
4	Andersons, Inc. (The)	130
156	Great Atlantic & Pacific Tea Co. (a) (c)	607
31	Nash Finch Co.	1,066
23	Pantry, Inc. (The) (a)	326
		2,129

SEE NOTES TO FINANCIAL STATEMENTS.

32 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Food Products — 0.6%
75		B&G Foods, Inc., Class A	809
179		Dole Food Co., Inc. (a) (c)	1,867
			2,676
		Household Products — 0.7%
22		Cellu Tissue Holdings, Inc. (a)	172
334		Central Garden & Pet Co., Class A (a)	2,997
			3,169
		Personal Products — 0.7%
67		Inter Parfums, Inc.	951
27		Nu Skin Enterprises, Inc., Class A	683
177		Prestige Brands Holdings, Inc. (a)	1,256
			2,890
		Total Consumer Staples	10,864
		Energy — 4.9%
		Energy Equipment & Services — 2.7%
716		Cal Dive International, Inc. (a)	4,190
64		Complete Production Services, Inc. (a)	919
47		Global Geophysical Services, Inc. (a) (c)	330
49		Helix Energy Solutions Group, Inc. (a)	525
680		Hercules Offshore, Inc. (a)	1,652
366		Key Energy Services, Inc. (a) (c)	3,364
82		Pioneer Drilling Co. (a)	466
4		TGC Industries, Inc. (a)	13
42		Union Drilling, Inc. (a)	231
			11,690
		Oil, Gas & Consumable Fuels — 2.2%
41		Alon USA Energy, Inc. (c)	260
14		Delta Petroleum Corp. (a) (c)	12
8		Endeavour International Corp. (a) (c)	8
13		Frontline Ltd., (Bermuda) (c)	362
42		General Maritime Corp. (c)	256
37		Mariner Energy, Inc. (a)	805
13		Overseas Shipholding Group, Inc.	474
377		Petroquest Energy, Inc. (a)	2,546
86		Stone Energy Corp. (a)	956
44		Swift Energy Co. (a)	1,171
238		VAALCO Energy, Inc. (a)	1,332
143		W&T Offshore, Inc.	1,353
			9,535
		Total Energy	21,225
		Financials — 36.2%
		Capital Markets — 1.7%
20		Affiliated Managers Group, Inc. (a)	1,233
12		Financial Engines, Inc. (a) (c)	167
18		GAMCO Investors, Inc., Class A	666
45		Gladstone Capital Corp.	483
26		Gladstone Investment Corp.	150
44		Investment Technology Group, Inc. (a)	710
35		Janus Capital Group, Inc.	309
179		MCG Capital Corp.	864
48		NGP Capital Resources Co.	345
29		Oppenheimer Holdings, Inc., Class A	690
45		Piper Jaffray Cos. (a)	1,437
—	(h)	Pzena Investment Management, Inc., Class A	1
			7,055
		Commercial Banks — 11.5%
47		1st Source Corp.	795
63		1st United Bancorp, Inc. (a) (c)	467
3		Alliance Financial Corp. (c)	72
38		BancFirst Corp.	1,401
39		Bancorp, Inc. (a)	308
80		Bank of Hawaii Corp.	3,844
101		Cathay General Bancorp	1,038
29		Centerstate Banks, Inc.	290
95		Central Pacific Financial Corp. (a) (c)	142
4		Century Bancorp, Inc., Class A	82
35		Chemical Financial Corp.	764
150		Citizens Republic Bancorp, Inc. (a)	128
84		City Holding Co.	2,347
66		Community Bank System, Inc.	1,456
56		Community Trust Bancorp, Inc.	1,401
22		Cullen/Frost Bankers, Inc.	1,136
29		Financial Institutions, Inc.	520
144		First Bancorp (a) (c)	76
95		First Busey Corp. (c)	430
4		First Citizens BancShares, Inc., Class A	769
115		First Commonwealth Financial Corp.	604
21		First Community Bancshares, Inc.	313
120		First Financial Bancorp	1,794
12		First Financial Bankshares, Inc. (c)	592
32		First Interstate Bancsystem, Inc. (c)	506
22		First Merchants Corp.	184
10		First South Bancorp, Inc. (c)	110
194		FirstMerit Corp.	3,328

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
227	FNB Corp.	1,820
1	Fulton Financial Corp.	12
27	Heartland Financial USA, Inc. (c)	460
9	Hudson Valley Holding Corp. (c)	201
52	Lakeland Bancorp, Inc.	443
14	Lakeland Financial Corp.	270
48	MainSource Financial Group, Inc.	346
18	MB Financial, Inc.	331
28	Metro Bancorp, Inc. (a)	350
65	Nara Bancorp, Inc. (a)	550
11	Old Second Bancorp, Inc. (c)	21
11	S&T Bancorp, Inc. (c)	209
48	Santander BanCorp (a)	611
9	SCBT Financial Corp.	307
8	Sierra Bancorp (c)	97
47	Simmons First National Corp., Class A	1,234
745	South Financial Group, Inc. (The)	203
51	Southwest Bancorp, Inc.	675
15	State Bancorp, Inc.	143
8	Suffolk Bancorp (c)	248
190	Susquehanna Bancshares, Inc.	1,584
30	SVB Financial Group (a)	1,233
214	TCF Financial Corp. (c)	3,558
19	Tompkins Financial Corp.	717
70	Trustmark Corp.	1,462
91	UMB Financial Corp.	3,243
50	Umpqua Holdings Corp.	568
78	United Community Banks, Inc. (a)	308
32	Washington Trust Bancorp, Inc.	545
9	West Bancorp., Inc. (a)	60
123	West Coast Bancorp	312
27	Westamerica Bancorp	1,418
98	Whitney Holding Corp.	906
		49,342
	Consumer Finance — 2.2%
98	Advance America Cash Advance Centers, Inc.	403
59	AmeriCredit Corp. (a)	1,072
10	Cardtronics, Inc. (a)	135
141	CompuCredit Holdings Corp. (c)	558
11	Credit Acceptance Corp. (a)	534
103	Dollar Financial Corp. (a)	2,046
125	World Acceptance Corp. (a) (c)	4,800
		9,548
	Diversified Financial Services — 0.6%
11	Marlin Business Services Corp. (a)	132
128	PHH Corp. (a)	2,429
		2,561
	Insurance — 6.2%
84	Ambac Financial Group, Inc. (a) (c)	57
345	American Equity Investment Life Holding Co.	3,556
18	Arch Capital Group Ltd., (Bermuda) (a)	1,304
56	Assured Guaranty Ltd., (Bermuda)	747
33	Axis Capital Holdings Ltd., (Bermuda)	993
213	CNO Financial Group, Inc. (a)	1,052
69	Crawford & Co., Class B (a) (c)	218
113	Delphi Financial Group, Inc., Class A	2,752
12	FBL Financial Group, Inc., Class A	246
48	First Mercury Financial Corp.	503
38	Hallmark Financial Services (a)	374
84	Harleysville Group, Inc.	2,610
171	Horace Mann Educators Corp.	2,615
52	Meadowbrook Insurance Group, Inc.	451
119	Platinum Underwriters Holdings Ltd., (Bermuda)	4,326
42	PMA Capital Corp., Class A (a)	273
18	Primerica, Inc. (a) (c)	394
30	ProAssurance Corp. (a)	1,708
50	Selective Insurance Group, Inc.	736
33	StanCorp Financial Group, Inc.	1,350
30	Symetra Financial Corp.	359
		26,624
	Real Estate Investment Trusts (REITs) — 12.2%
62	American Capital Agency Corp. (c)	1,635
323	Anworth Mortgage Asset Corp.	2,299
101	Apartment Investment & Management Co., Class A	1,964
122	Ashford Hospitality Trust, Inc. (a)	892
47	BioMed Realty Trust, Inc.	763
19	Brandywine Realty Trust	205
20	Capstead Mortgage Corp.	219
90	CBL & Associates Properties, Inc.	1,121
21	Colonial Properties Trust	302
22	Cypress Sharpridge Investments, Inc.	282
903	DCT Industrial Trust, Inc.	4,083
106	Developers Diversified Realty Corp.	1,052
165	DiamondRock Hospitality Co. (a)	1,354
22	DuPont Fabros Technology, Inc.	543
13	EastGroup Properties, Inc.	466

SEE NOTES TO FINANCIAL STATEMENTS.

34 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
306	Education Realty Trust, Inc.	1,842
181	FelCor Lodging Trust, Inc. (a)	901
65	First Industrial Realty Trust, Inc. (a)	311
51	Getty Realty Corp.	1,150
46	Home Properties, Inc.	2,060
81	Hospitality Properties Trust	1,703
41	LaSalle Hotel Properties	848
368	Lexington Realty Trust	2,211
70	LTC Properties, Inc.	1,694
384	MFA Financial, Inc.	2,845
126	Mission West Properties, Inc.	862
158	MPG Office Trust, Inc. (a) (c)	461
132	Pennsylvania Real Estate Investment Trust (c)	1,611
69	PS Business Parks, Inc. (c)	3,821
360	RAIT Financial Trust (a) (c)	673
104	Ramco-Gershenson Properties Trust	1,051
87	Redwood Trust, Inc.	1,280
70	Resource Capital Corp.	395
22	Saul Centers, Inc.	894
76	Strategic Hotels & Resorts, Inc. (a)	335
224	Sunstone Hotel Investors, Inc. (a)	2,223
52	Taubman Centers, Inc.	1,957
32	Universal Health Realty Income Trust	1,028
385	U-Store-It Trust	2,869
		52,205
	Real Estate Management & Development — 0.2%
58	Forestar Group, Inc. (a)	1,043
	Thrifts & Mortgage Finance — 1.6%
101	Astoria Financial Corp.	1,395
82	Doral Financial Corp. (a) (c)	200
4	ESB Financial Corp.	55
11	First Financial Holdings, Inc.	130
20	First Niagara Financial Group, Inc.	244
258	MGIC Investment Corp. (a) (c)	1,779
27	OceanFirst Financial Corp.	324
75	Ocwen Financial Corp. (a)	767
242	PMI Group, Inc. (The) (a)	700
75	Radian Group, Inc.	542
78	Trustco Bank Corp. (c)	437
12	WSFS Financial Corp.	442
		7,015
	Total Financials	155,393
	Health Care — 5.1%
	Biotechnology — 0.3%
297	Bionovo, Inc. (a) (c)	119
65	Idenix Pharmaceuticals, Inc. (a)	327
59	Lexicon Pharmaceuticals, Inc. (a)	76
28	Nabi Biopharmaceuticals (a)	154
21	Seattle Genetics, Inc. (a)	253
56	Tengion, Inc. (a)	203
		1,132
	Health Care Equipment & Supplies — 1.5%
30	DynaVox, Inc., Class A (a)	480
53	GenMark Diagnostics, Inc. (a)	236
86	Greatbatch, Inc. (a)	1,912
502	Hansen Medical, Inc. (a) (c)	1,068
22	Teleflex, Inc.	1,178
424	TomoTherapy, Inc. (a)	1,349
		6,223
	Health Care Providers & Services — 2.5%
25	Brookdale Senior Living, Inc. (a)	374
69	Centene Corp. (a)	1,484
157	Cross Country Healthcare, Inc. (a)	1,410
10	Emergency Medical Services Corp., Class A (a)	485
82	LCA-Vision, Inc. (a) (c)	455
79	Magellan Health Services, Inc. (a)	2,862
22	Nighthawk Radiology Holdings, Inc. (a)	57
77	Omnicare, Inc.	1,815
26	PharMerica Corp. (a)	374
72	Res-Care, Inc. (a)	697
34	US Physical Therapy, Inc. (a)	575
14	WellCare Health Plans, Inc. (a)	342
		10,930
	Health Care Technology — 0.1%
12	MedQuist, Inc.	92
31	Vital Images, Inc. (a)	398
		490
	Life Sciences Tools & Services — 0.2%
92	Affymetrix, Inc. (a)	542
35	Kendle International, Inc. (a)	403
		945
	Pharmaceuticals — 0.5%
165	Cypress Bioscience, Inc. (a)	380
232	Medicines Co. (The) (a)	1,762
		2,142
	Total Health Care	21,862

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Industrials — 13.2%
	Aerospace & Defense — 1.0%
49	Ceradyne, Inc. (a)	1,039
89	Cubic Corp.	3,252
		4,291
	Air Freight & Logistics — 0.4%
15	Atlas Air Worldwide Holdings, Inc. (a)	732
136	Pacer International, Inc. (a)	947
		1,679
	Airlines — 1.3%
42	Hawaiian Holdings, Inc. (a)	217
289	Republic Airways Holdings, Inc. (a)	1,764
202	SkyWest, Inc.	2,470
57	UAL Corp. (a) (c)	1,168
		5,619
	Building Products — 0.8%
138	Gibraltar Industries, Inc. (a)	1,394
85	Insteel Industries, Inc.	991
5	NCI Building Systems, Inc. (a)	44
39	Quanex Building Products Corp.	673
19	Trex Co., Inc. (a) (c)	374
		3,476
	Commercial Services & Supplies — 2.0%
100	ACCO Brands Corp. (a)	498
45	American Reprographics Co. (a)	388
2	Amrep Corp. (a)	23
43	ATC Technology Corp. (a)	685
6	Deluxe Corp.	118
57	G&K Services, Inc., Class A	1,169
61	HNI Corp.	1,680
28	Knoll, Inc.	375
12	M&F Worldwide Corp. (a)	314
106	Metalico, Inc. (a) (c)	420
84	Standard Register Co. (The)	264
130	Steelcase, Inc., Class A	1,011
28	United Stationers, Inc. (a)	1,514
		8,459
	Construction & Engineering — 0.9%
33	Dycom Industries, Inc. (a)	278
158	EMCOR Group, Inc. (a)	3,670
3	Integrated Electrical Services, Inc. (a)	10
		3,958
	Electrical Equipment — 0.1%
96	LSI Industries, Inc.	468
	Industrial Conglomerates — 1.0%
1	Seaboard Corp.	906
47	Standex International Corp.	1,179
121	Tredegar Corp.	1,978
2	United Capital Corp. (a)	51
		4,114
	Machinery — 2.0%
49	AGCO Corp. (a)	1,321
35	American Railcar Industries, Inc. (a)	420
9	Ampco-Pittsburgh Corp.	194
147	ArvinMeritor, Inc. (a)	1,919
19	Briggs & Stratton Corp.	317
10	Cascade Corp.	349
10	CIRCOR International, Inc.	248
28	Douglas Dynamics, Inc. (a)	324
36	Mueller Industries, Inc.	883
152	Mueller Water Products, Inc., Class A	564
18	NACCO Industries, Inc., Class A	1,571
12	Tecumseh Products Co., Class A (a)	138
11	Watts Water Technologies, Inc., Class A	304
		8,552
	Marine — 0.6%
62	Excel Maritime Carriers Ltd., (Greece) (a)	320
370	Horizon Lines, Inc., Class A	1,566
30	International Shipholding Corp.	668
		2,554
	Professional Services — 0.5%
397	SFN Group, Inc. (a)	2,170
	Road & Rail — 0.6%
30	Arkansas Best Corp.	616
26	Celadon Group, Inc. (a)	362
20	Heartland Express, Inc.	296
43	Saia, Inc. (a)	644
39	Werner Enterprises, Inc.	854
		2,772
	Trading Companies & Distributors — 2.0%
80	Aircastle Ltd.	630
128	Applied Industrial Technologies, Inc.	3,242
41	BlueLinx Holdings, Inc. (a) (c)	109
4	Houston Wire & Cable Co. (c)	48
14	Interline Brands, Inc. (a)	244
53	TAL International Group, Inc.	1,182
94	WESCO International, Inc. (a)	3,168
		8,623
	Total Industrials	56,735

SEE NOTES TO FINANCIAL STATEMENTS.

36 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Information Technology — 10.2%
	Communications Equipment — 1.4%
101	Arris Group, Inc. (a)	1,024
17	Bel Fuse, Inc., Class B	286
56	Black Box Corp.	1,554
5	Calix, Inc. (a) (c)	52
54	CommScope, Inc. (a)	1,272
32	Emulex Corp. (a)	289
8	InterDigital, Inc. (a)	205
32	Meru Networks, Inc. (a) (c)	377
59	Oplink Communications, Inc. (a)	851
		5,910
	Computers & Peripherals — 0.5%
196	Electronics for Imaging, Inc. (a)	1,909
36	Imation Corp. (a)	329
2	Quantum Corp. (a)	3
		2,241
	Electronic Equipment, Instruments & Components — 3.0%
104	Agilysys, Inc.	694
18	Anixter International, Inc. (a)	750
2	Checkpoint Systems, Inc. (a)	37
80	Cognex Corp.	1,410
101	Coherent, Inc. (a)	3,478
58	CTS Corp.	540
34	Electro Rent Corp.	440
115	Methode Electronics, Inc.	1,122
43	Newport Corp. (a)	386
13	OSI Systems, Inc. (a)	358
54	Park Electrochemical Corp.	1,318
106	Power-One, Inc. (a) (c)	715
41	Tech Data Corp. (a)	1,460
		12,708
	Internet Software & Services — 0.4%
18	Ancestry.com, Inc. (a)	319
49	Marchex, Inc., Class B	188
72	Perficient, Inc. (a)	643
9	QuinStreet, Inc. (a) (c)	99
69	United Online, Inc.	395
43	Web.com Group, Inc. (a)	155
		1,799
	IT Services — 1.1%
54	Acxiom Corp. (a)	795
114	CIBER, Inc. (a)	316
153	CSG Systems International, Inc. (a)	2,801
16	Global Cash Access Holdings, Inc. (a)	115
22	Online Resources Corp. (a)	90
16	SPS Commerce, Inc. (a) (c)	189
31	Unisys Corp. (a)	578
		4,884
	Semiconductors & Semiconductor Equipment — 1.3%
13	Alpha & Omega Semiconductor Ltd. (a)	175
71	Brooks Automation, Inc. (a)	552
57	DSP Group, Inc. (a)	365
75	Integrated Device Technology, Inc. (a)	371
35	IXYS Corp. (a)	305
159	Lattice Semiconductor Corp. (a)	692
12	MaxLinear, Inc., Class A (a) (c)	171
35	Microsemi Corp. (a)	517
52	MIPS Technologies, Inc. (a)	266
61	Novellus Systems, Inc. (a)	1,534
30	Photronics, Inc. (a)	137
20	Rudolph Technologies, Inc. (a)	150
15	Semtech Corp. (a)	239
		5,474
	Software — 2.5%
244	Aspen Technology, Inc. (a)	2,654
70	BroadSoft, Inc. (a) (c)	599
93	EPIQ Systems, Inc. (a)	1,208
52	Fair Isaac Corp.	1,139
18	MicroStrategy, Inc., Class A (a)	1,314
26	S1 Corp. (a)	156
8	SS&C Technologies Holdings, Inc. (a)	131
9	Sybase, Inc. (a)	582
64	Take-Two Interactive Software, Inc. (a)	577
132	THQ, Inc. (a)	569
145	TIBCO Software, Inc. (a)	1,749
		10,678
	Total Information Technology	43,694
	Materials — 5.8%
	Chemicals — 2.3%
19	A Schulman, Inc.	366
77	H.B. Fuller Co.	1,464
81	Innophos Holdings, Inc.	2,107
33	Koppers Holdings, Inc.	740
40	Minerals Technologies, Inc.	1,897

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Chemicals — Continued
109	PolyOne Corp. (a)	915
218	Spartech Corp. (a)	2,230
		9,719
	Construction Materials — 0.0% (g)
28	Headwaters, Inc. (a)	80
	Containers & Packaging — 1.2%
18	Boise, Inc. (a)	97
60	Graham Packaging Co., Inc. (a)	721
107	Myers Industries, Inc.	866
62	Rock-Tenn Co., Class A	3,075
20	Silgan Holdings, Inc.	568
		5,327
	Metals & Mining — 1.5%
97	AM Castle & Co. (a)	1,342
240	Hecla Mining Co. (a) (c)	1,254
44	Metals USA Holdings Corp. (a) (c)	662
241	Worthington Industries, Inc.	3,097
		6,355
	Paper & Forest Products — 0.8%
90	Buckeye Technologies, Inc. (a)	898
18	Domtar Corp., (Canada)	899
59	Neenah Paper, Inc.	1,072
6	Schweitzer-Mauduit International, Inc.	318
		3,187
	Total Materials	24,668
	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.6%
81	Consolidated Communications Holdings, Inc.	1,371
144	Frontier Communications Corp. (c)	1,023
		2,394
	Wireless Telecommunication Services — 0.2%
72	USA Mobility, Inc.	925
	Total Telecommunication Services	3,319
	Utilities — 5.9%
	Electric Utilities — 1.1%
154	El Paso Electric Co. (a)	2,974
53	UniSource Energy Corp.	1,584
		4,558
	Gas Utilities — 2.6%
70	Laclede Group, Inc. (The)	2,306
37	New Jersey Resources Corp.	1,306
106	Nicor, Inc. (c)	4,293
24	Piedmont Natural Gas Co., Inc.	597
78	Southwest Gas Corp.	2,295
6	UGI Corp.	145
		10,942
	Independent Power Producers & Energy Traders — 0.1%
138	Dynegy, Inc. (a)	531
	Multi-Utilities — 1.9%
179	Avista Corp.	3,490
35	Black Hills Corp.	982
146	NorthWestern Corp.	3,836
		8,308
	Water Utilities — 0.2%
17	California Water Service Group	596
32	Consolidated Water Co., Ltd., (Cayman Islands) (c)	369
		965
	Total Utilities	25,304
	Total Common Stocks (Cost $430,219)	412,321

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
2,095	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $2,103)	2,104

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
12,708	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $12,708)	12,708
Investment of Cash Collateral for Securities on Loan — 8.3%
	Investment Company — 8.3%
35,538	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $35,538)	35,538
	Total Investments — 107.8% (Cost $480,568)	462,671
	Liabilities in Excess of Other Assets — (7.8)%	(33,613)
	NET ASSETS — 100.0%	$429,058

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
245	E-mini Russell 2000	09/17/10	$14,891	$(128)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 15.5%
	Auto Components — 0.7%
7	Drew Industries, Inc. (a) (c)	139
8	Superior Industries International, Inc. (c)	101
		240
	Automobiles — 0.1%
1	Tesla Motors, Inc. (a)	29
	Hotels, Restaurants & Leisure — 1.7%
18	Carrols Restaurant Group, Inc. (a)	82
6	Cheesecake Factory, Inc. (The) (a) (c)	122
2	DineEquity, Inc. (a)	67
11	Monarch Casino & Resort, Inc. (a)	112
12	O’Charley’s, Inc. (a)	65
3	PF Chang’s China Bistro, Inc.	103
5	Ruby Tuesday, Inc. (a) (c)	43
		594
	Household Durables — 4.6%
17	American Greetings Corp., Class A (c)	317
4	Blyth, Inc.	119
1	CSS Industries, Inc.	22
44	Furniture Brands International, Inc. (a) (c)	228
9	Helen of Troy Ltd., (Bermuda) (a)	205
7	Jarden Corp.	180
11	La-Z-Boy, Inc. (a) (c)	80
14	Leggett & Platt, Inc.	279
8	Lifetime Brands, Inc. (a)	121
4	Standard Pacific Corp. (a) (c)	14
3	Tempur-Pedic International, Inc. (a) (c)	95
		1,660
	Leisure Equipment & Products — 1.2%
10	Arctic Cat, Inc. (a)	87
23	JAKKS Pacific, Inc. (a) (c)	335
		422
	Media — 1.4%
4	Dex One Corp. (a)	67
8	Journal Communications, Inc., Class A (a)	33
14	LIN TV Corp., Class A (a)	76
13	PRIMEDIA, Inc.	38
3	ReachLocal, Inc. (a)	32
4	Scholastic Corp.	92
31	Sinclair Broadcast Group, Inc., Class A (a) (c)	182
		520
	Multiline Retail — 0.8%
14	Dillard’s, Inc., Class A (c)	295
	Specialty Retail — 3.8%
7	Asbury Automotive Group, Inc. (a)	69
28	Borders Group, Inc. (a) (c)	37
22	Cache, Inc. (a)	123
13	Charming Shoppes, Inc. (a)	48
4	Collective Brands, Inc. (a) (c)	68
26	Conn’s, Inc. (a) (c)	152
3	Express, Inc. (a)	41
23	Finish Line, Inc. (The), Class A	323
8	Haverty Furniture Cos., Inc. (c)	95
14	Hot Topic, Inc. (c)	69
14	MarineMax, Inc. (a)	95
4	Midas, Inc. (a)	34
8	OfficeMax, Inc. (a) (c)	98
1	Rent-A-Center, Inc. (a)	14
11	Sonic Automotive, Inc., Class A (a) (c)	94
		1,360
	Textiles, Apparel & Luxury Goods — 1.2%
19	Liz Claiborne, Inc. (a)	78
3	Oxford Industries, Inc.	67
8	Perry Ellis International, Inc. (a)	154
5	Timberland Co. (The), Class A (a)	74
20	Unifi, Inc. (a)	77
		450
	Total Consumer Discretionary	5,570
	Consumer Staples — 2.2%
	Beverages — 0.1%
3	National Beverage Corp.	41
	Food & Staples Retailing — 0.6%
23	Great Atlantic & Pacific Tea Co. (a)	89
3	Pantry, Inc. (The) (a) (c)	35
9	Susser Holdings Corp. (a) (c)	109
		233
	Food Products — 0.4%
6	B&G Foods, Inc., Class A	61
6	Dole Food Co., Inc. (a) (c)	66
		127
	Household Products — 0.3%
14	Central Garden & Pet Co., Class A (a)	122

SEE NOTES TO FINANCIAL STATEMENTS.

40 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Personal Products — 0.8%
5	Herbalife Ltd., (Cayman Islands) (c)	216
10	Prestige Brands Holdings, Inc. (a)	69
		285
	Total Consumer Staples	808
	Energy — 4.7%
	Energy Equipment & Services — 2.2%
28	Cal Dive International, Inc. (a)	161
2	CARBO Ceramics, Inc. (c)	152
4	Complete Production Services, Inc. (a)	51
3	Dresser-Rand Group, Inc. (a)	82
4	Geokinetics, Inc. (a)	13
4	Global Geophysical Services, Inc. (a)	29
11	Hercules Offshore, Inc. (a) (c)	26
5	ION Geophysical Corp. (a)	17
20	Key Energy Services, Inc. (a) (c)	179
2	Patterson-UTI Energy, Inc.	31
10	Pioneer Drilling Co. (a)	56
		797
	Oil, Gas & Consumable Fuels — 2.5%
3	Brigham Exploration Co. (a)	47
1	Clayton Williams Energy, Inc. (a)	21
2	Frontline Ltd., (Bermuda)	60
5	Mariner Energy, Inc. (a)	99
5	McMoRan Exploration Co. (a)	51
52	Oilsands Quest, Inc., (Canada) (a)	32
19	Petroquest Energy, Inc. (a) (c)	128
3	Rosetta Resources, Inc. (a) (c)	56
5	Stone Energy Corp. (a) (c)	50
4	Swift Energy Co. (a)	108
1	Tesoro Corp. (c)	13
24	VAALCO Energy, Inc. (a)	136
1	W&T Offshore, Inc. (c)	10
3	World Fuel Services Corp. (c)	67
		878
	Total Energy	1,675
	Financials — 20.8%
	Capital Markets — 1.1%
2	Affiliated Managers Group, Inc. (a) (c)	146
3	Federated Investors, Inc., Class B (c)	64
1	Financial Engines, Inc. (a)	15
3	Gladstone Capital Corp. (c)	27
1	Janus Capital Group, Inc.	5
2	Oppenheimer Holdings, Inc., Class A	50
1	Piper Jaffray Cos. (a)	45
8	Pzena Investment Management, Inc., Class A	49
		401
	Commercial Banks — 6.1%
3	1st Source Corp.	47
5	1st United Bancorp, Inc. (a)	35
6	BancFirst Corp.	233
6	Cathay General Bancorp	57
2	Central Pacific Financial Corp. (a) (c)	3
7	City Holding Co. (c)	187
3	CoBiz Financial, Inc. (c)	18
2	Financial Institutions, Inc. (c)	41
4	First Bancorp (a) (c)	2
6	First Financial Bancorp	87
3	First Interstate Bancsystem, Inc.	41
2	First Merchants Corp.	16
10	FNB Corp. (c)	78
3	Heartland Financial USA, Inc. (c)	45
1	Hudson Valley Holding Corp.	18
1	Lakeland Financial Corp.	28
5	Nara Bancorp, Inc. (a)	40
3	Sierra Bancorp	34
7	Simmons First National Corp., Class A (c)	189
129	South Financial Group, Inc. (The)	35
17	Southwest Bancorp, Inc.	229
9	Suffolk Bancorp (c)	263
9	Susquehanna Bancshares, Inc.	77
2	SVB Financial Group (a) (c)	62
16	TCF Financial Corp. (c)	257
2	UMB Financial Corp.	60
4	West Bancorp., Inc. (a)	27
		2,209
	Consumer Finance — 1.7%
5	Advance America Cash Advance Centers, Inc. (c)	21
1	CompuCredit Holdings Corp.	3
3	Credit Acceptance Corp. (a) (c)	122
13	Dollar Financial Corp. (a) (c)	249
6	World Acceptance Corp. (a)	211
		606
	Diversified Financial Services — 0.9%
8	Marlin Business Services Corp. (a)	93
7	PHH Corp. (a)	139
1	Portfolio Recovery Associates, Inc. (a)	87
		319

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — 3.3%
10		American Equity Investment Life Holding Co.	104
2		Argo Group International Holdings Ltd., (Bermuda)	62
1		Aspen Insurance Holdings Ltd., (Bermuda)	25
2		Axis Capital Holdings Ltd., (Bermuda)	62
27		CNO Financial Group, Inc. (a) (c)	132
3		Delphi Financial Group, Inc., Class A	64
5		Harleysville Group, Inc. (c)	155
5		Meadowbrook Insurance Group, Inc.	41
2		Navigators Group, Inc. (The) (a)	86
7		Platinum Underwriters Holdings Ltd., (Bermuda)	243
2		Primerica, Inc. (a)	34
2		ProAssurance Corp. (a)	131
3		Symetra Financial Corp.	31
			1,170
		Real Estate Investment Trusts (REITs) — 6.8%
3		American Capital Agency Corp.	69
13		Anworth Mortgage Asset Corp.	95
1		Associated Estates Realty Corp.	9
3		BioMed Realty Trust, Inc.	40
1		Colonial Properties Trust	19
13		DCT Industrial Trust, Inc. (c)	57
7		DiamondRock Hospitality Co. (a)	60
3		EastGroup Properties, Inc.	93
7		Education Realty Trust, Inc.	40
15		FelCor Lodging Trust, Inc. (a)	72
3		Home Properties, Inc.	117
7		Hospitality Properties Trust	141
19		Lexington Realty Trust	114
11		LTC Properties, Inc.	269
30		MFA Financial, Inc.	224
1		Mid-America Apartment Communities, Inc. (c)	26
29		MPG Office Trust, Inc. (a)	84
9		Pennsylvania Real Estate Investment Trust	106
3		PS Business Parks, Inc.	151
14		Ramco-Gershenson Properties Trust	136
4		Saul Centers, Inc.	158
23		Strategic Hotels & Resorts, Inc. (a)	100
20		Sunstone Hotel Investors, Inc. (a)	199
2		Taubman Centers, Inc. (c)	68
			2,447
		Thrifts & Mortgage Finance — 0.9%
4		Astoria Financial Corp.	54
12		MGIC Investment Corp. (a)	79
6		OceanFirst Financial Corp.	72
8		Ocwen Financial Corp. (a) (c)	76
4		Radian Group, Inc. (c)	28
			309
		Total Financials	7,461
		Health Care — 14.6%
		Biotechnology — 3.5%
4		Affymax, Inc. (a) (c)	22
14		Anadys Pharmaceuticals, Inc. (a)	26
15		Ariad Pharmaceuticals, Inc. (a)	43
12		ArQule, Inc. (a) (c)	50
7		BioCryst Pharmaceuticals, Inc. (a) (c)	41
2		BioMarin Pharmaceutical, Inc. (a) (c)	36
2		Chelsea Therapeutics International, Inc. (a)	7
10		Cytokinetics, Inc. (a)	23
29		Idenix Pharmaceuticals, Inc. (a) (c)	146
6		Immunomedics, Inc. (a) (c)	18
11		Incyte Corp., Ltd. (a) (c)	124
13		MannKind Corp. (a) (c)	82
12		Medivation, Inc. (a)	106
14		Molecular Insight Pharmaceuticals, Inc. (a) (c)	24
—	(h)	Myriad Pharmaceuticals, Inc. (a)	2
3		Pharmasset, Inc. (a) (c)	79
4		Regeneron Pharmaceuticals, Inc. (a)	89
8		Savient Pharmaceuticals, Inc. (a) (c)	98
8		Seattle Genetics, Inc. (a) (c)	97
9		Tengion, Inc. (a)	32
8		Theravance, Inc. (a) (c)	106
			1,251
		Health Care Equipment & Supplies — 4.3%
8		American Medical Systems Holdings, Inc. (a) (c)	166
2		Cantel Medical Corp.	40
3		DynaVox, Inc., Class A (a)	55
23		Endologix, Inc. (a) (c)	103
5		GenMark Diagnostics, Inc. (a)	20
14		Greatbatch, Inc. (a)	321
7		Immucor, Inc. (a) (c)	128
4		MELA Sciences, Inc. (a) (c)	29
5		Micrus Endovascular Corp. (a)	110
2		Orthofix International N.V., (Netherlands) (a)	61
3		Sirona Dental Systems, Inc. (a)	112
3		Teleflex, Inc.	168
3		Thoratec Corp. (a)	111

SEE NOTES TO FINANCIAL STATEMENTS.

42 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
36	TomoTherapy, Inc. (a)	114
3	TranS1, Inc. (a)	7
		1,545
	Health Care Providers & Services — 4.6%
3	America Service Group, Inc.	48
3	American Dental Partners, Inc. (a)	40
2	AMERIGROUP Corp. (a) (c)	65
3	Brookdale Senior Living, Inc. (a)	39
32	Cross Country Healthcare, Inc. (a)	288
3	Emergency Medical Services Corp., Class A (a)	132
4	Emeritus Corp. (a) (c)	65
7	Magellan Health Services, Inc. (a)	262
63	Nighthawk Radiology Holdings, Inc. (a)	163
9	Omnicare, Inc. (c)	201
6	Providence Service Corp. (The) (a)	83
16	Res-Care, Inc. (a)	157
5	Triple-S Management Corp., Class B (a)	91
		1,634
	Health Care Technology — 0.3%
4	Medidata Solutions, Inc. (a)	62
7	MedQuist, Inc.	51
		113
	Life Sciences Tools & Services — 1.0%
16	Affymetrix, Inc. (a)	97
4	eResearchTechnology, Inc. (a)	33
2	Mettler-Toledo International, Inc., (Switzerland) (a) (c)	168
4	PerkinElmer, Inc.	72
		370
	Pharmaceuticals — 0.9%
4	Acura Pharmaceuticals, Inc. (a) (c)	9
4	Ardea Biosciences, Inc. (a) (c)	78
7	Biodel, Inc. (a)	26
8	Cadence Pharmaceuticals, Inc. (a) (c)	55
4	Cardiome Pharma Corp., (Canada) (a)	32
25	Javelin Pharmaceuticals, Inc. (a)	54
3	MAP Pharmaceuticals, Inc. (a)	44
1	Optimer Pharmaceuticals, Inc. (a)	9
3	XenoPort, Inc. (a)	27
		334
	Total Health Care	5,247
	Industrials — 13.1%
	Aerospace & Defense — 1.0%
9	Cubic Corp.	331
7	GenCorp, Inc. (a) (c)	30
		361
	Air Freight & Logistics — 0.4%
2	Hub Group, Inc., Class A (a)	60
9	Pacer International, Inc. (a)	66
		126
	Airlines — 0.8%
29	Hawaiian Holdings, Inc. (a)	152
7	UAL Corp. (a) (c)	138
		290
	Building Products — 0.7%
5	Gibraltar Industries, Inc. (a)	51
8	Insteel Industries, Inc.	93
6	Quanex Building Products Corp.	107
		251
	Commercial Services & Supplies — 2.7%
22	ACCO Brands Corp. (a)	110
11	American Reprographics Co. (a)	99
3	ATC Technology Corp. (a)	42
4	Consolidated Graphics, Inc. (a)	186
8	Deluxe Corp.	143
3	G&K Services, Inc., Class A	54
19	Knoll, Inc.	250
4	Metalico, Inc. (a) (c)	16
2	Standard Parking Corp. (a)	30
10	Standard Register Co. (The) (c)	30
2	Steelcase, Inc., Class A	16
		976
	Construction & Engineering — 1.1%
6	Dycom Industries, Inc. (a)	49
15	EMCOR Group, Inc. (a)	338
		387
	Electrical Equipment — 0.3%
3	Acuity Brands, Inc. (c)	116
	Industrial Conglomerates — 0.6%
5	Standex International Corp.	119
6	Tredegar Corp.	103
		222

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Machinery — 2.4%
2		Cascade Corp.	64
2		Douglas Dynamics, Inc. (a)	27
7		Mueller Industries, Inc.	165
—	(h)	NACCO Industries, Inc., Class A	27
7		Nordson Corp. (c)	409
7		Sauer-Danfoss, Inc. (a)	89
6		Trimas Corp. (a)	68
			849
		Marine — 0.4%
33		Horizon Lines, Inc., Class A (c)	139
		Professional Services — 0.7%
48		SFN Group, Inc. (a)	263
		Road & Rail — 0.3%
2		Celadon Group, Inc. (a)	27
3		Con-way, Inc.	78
1		Heartland Express, Inc.	13
			118
		Trading Companies & Distributors — 1.7%
7		Aircastle Ltd.	53
5		Applied Industrial Technologies, Inc.	119
5		TAL International Group, Inc. (c)	117
10		WESCO International, Inc. (a) (c)	333
			622
		Total Industrials	4,720
		Information Technology — 17.9%
		Communications Equipment — 2.2%
5		Arris Group, Inc. (a)	48
6		Aviat Networks, Inc. (a)	21
6		Black Box Corp.	167
1		Calix, Inc. (a)	5
8		Emulex Corp. (a)	69
9		InterDigital, Inc. (a) (c)	222
3		Meru Networks, Inc. (a)	33
12		Oplink Communications, Inc. (a)	174
2		Plantronics, Inc.	54
			793
		Computers & Peripherals — 0.5%
4		Electronics for Imaging, Inc. (a)	36
10		Imation Corp. (a)	90
6		Novatel Wireless, Inc. (a)	33
14		Quantum Corp. (a) (c)	26
			185
		Electronic Equipment, Instruments & Components — 3.5%
3		Agilysys, Inc.	20
2		Anixter International, Inc. (a)	64
27		Brightpoint, Inc. (a)	191
14		Checkpoint Systems, Inc. (a)	241
8		Coherent, Inc. (a)	281
3		CTS Corp.	28
2		Electro Rent Corp.	24
18		Methode Electronics, Inc.	178
3		Newport Corp. (a)	27
3		OSI Systems, Inc. (a)	72
7		Power-One, Inc. (a)	46
2		RadiSys Corp. (a) (c)	20
5		Technitrol, Inc. (c)	17
3		TTM Technologies, Inc. (a) (c)	29
			1,238
		Internet Software & Services — 0.4%
2		Ancestry.com, Inc. (a)	32
3		DealerTrack Holdings, Inc. (a) (c)	43
3		Perficient, Inc. (a)	27
1		QuinStreet, Inc. (a)	9
3		Saba Software, Inc. (a)	17
6		Web.com Group, Inc. (a)	20
			148
		IT Services — 1.9%
8		Acxiom Corp. (a)	113
8		CIBER, Inc. (a)	22
3		CSG Systems International, Inc. (a)	59
3		Gartner, Inc. (a)	65
5		Global Cash Access Holdings, Inc. (a)	34
3		Heartland Payment Systems, Inc. (c)	39
2		Ness Technologies, Inc., (Israel) (a)	9
2		SPS Commerce, Inc. (a)	17
3		Unisys Corp. (a)	52
14		VeriFone Systems, Inc. (a) (c)	263
			673
		Semiconductors & Semiconductor Equipment — 3.9%
3		Advanced Energy Industries, Inc. (a)	32
1		Alpha & Omega Semiconductor Ltd. (a)	15
7		Amkor Technology, Inc. (a) (c)	37
4		Applied Micro Circuits Corp. (a) (c)	38
29		Cirrus Logic, Inc. (a) (c)	457
3		Cymer, Inc. (a)	87

SEE NOTES TO FINANCIAL STATEMENTS.

44 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Semiconductors & Semiconductor Equipment — Continued
3		DSP Group, Inc. (a)	17
7		GSI Technology, Inc. (a)	40
5		Integrated Device Technology, Inc. (a)	23
8		Lattice Semiconductor Corp. (a)	36
48		LSI Corp. (a)	219
1		MaxLinear, Inc., Class A (a)	15
19		Micrel, Inc. (c)	189
1		Novellus Systems, Inc. (a) (c)	25
5		Photronics, Inc. (a) (c)	21
17		RF Micro Devices, Inc. (a) (c)	67
3		Rudolph Technologies, Inc. (a)	23
3		Semtech Corp. (a) (c)	48
—	(h)	Veeco Instruments, Inc. (a) (c)	14
			1,403
		Software — 5.5%
26		Aspen Technology, Inc. (a)	281
6		BroadSoft, Inc. (a)	51
12		EPIQ Systems, Inc. (a)	153
3		Fair Isaac Corp. (c)	57
3		JDA Software Group, Inc. (a)	56
15		Manhattan Associates, Inc. (a)	422
3		MicroStrategy, Inc., Class A (a)	240
28		Monotype Imaging Holdings, Inc. (a)	249
12		Net 1 UEPS Technologies, Inc., (South Africa) (a)	157
1		SS&C Technologies Holdings, Inc. (a)	16
6		Take-Two Interactive Software, Inc. (a) (c)	50
5		TIBCO Software, Inc. (a)	55
11		Websense, Inc. (a)	202
			1,989
		Total Information Technology	6,429
		Materials — 5.1%
		Chemicals — 2.4%
2		Innophos Holdings, Inc.	63
8		Minerals Technologies, Inc.	361
19		PolyOne Corp. (a)	163
26		Spartech Corp. (a)	269
			856
		Containers & Packaging — 0.9%
2		Boise, Inc. (a)	9
5		Graham Packaging Co., Inc. (a)	65
4		Myers Industries, Inc.	36
5		Rock-Tenn Co., Class A	228
			338
		Metals & Mining — 1.2%
4		Haynes International, Inc.	126
4		Hecla Mining Co. (a) (c)	23
4		Metals USA Holdings Corp. (a)	57
17		Worthington Industries, Inc. (c)	221
			427
		Paper & Forest Products — 0.6%
8		Buckeye Technologies, Inc. (a)	81
1		Domtar Corp., (Canada)	54
5		Neenah Paper, Inc.	95
			230
		Total Materials	1,851
		Telecommunication Services — 1.4%
		Diversified Telecommunication Services — 1.0%
14		Consolidated Communications Holdings, Inc.	236
38		PAETEC Holding Corp. (a) (c)	131
			367
		Wireless Telecommunication Services — 0.4%
11		USA Mobility, Inc.	137
		Total Telecommunication Services	504
		Utilities — 2.9%
		Electric Utilities — 0.6%
7		El Paso Electric Co. (a) (c)	130
3		UniSource Energy Corp.	78
			208
		Gas Utilities — 1.3%
1		Laclede Group, Inc. (The)	26
3		New Jersey Resources Corp.	92
4		Nicor, Inc.	174
4		Piedmont Natural Gas Co., Inc.	89
2		Southwest Gas Corp.	71
			452
		Multi-Utilities — 1.0%
14		NorthWestern Corp.	367
		Total Utilities	1,027
		Total Common Stocks (Cost $33,781)	35,292

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
110	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $111)	111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 45

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
750	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $750)	750
Investment of Cash Collateral for Securities on Loan — 27.3%
	Investment Company — 27.3%
9,794	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $9,794)	9,794
	Total Investments — 127.9% (Cost $44,436)	45,947
	Liabilities in Excess of Other Assets — (27.9)%	(10,032)
	NET ASSETS — 100.0%	$35,915

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	E-mini Russell 2000	09/17/10	$669	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

46 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

J.P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$167,074	$481,008	$1,702,586
Investments in affiliates, at value	64,750	40,086	184,093
Total investment securities, at value	231,824	521,094	1,886,679
Receivables:
Investment securities sold	834	1,229	1,476
Fund shares sold	932	996	4,324
Interest and dividends	66	435	1,663
Securities lending income	24	67	217
Prepaid expenses and other assets	1	—	—
Total Assets	233,681	523,821	1,894,359

LIABILITIES:
Payables:
Due to custodian	—	115	—
Investment securities purchased	783	2,303	10,596
Collateral for securities lending program	59,639	29,071	108,177
Fund shares redeemed	329	679	3,296
Variation margin on futures contracts	—	108	—
Accrued liabilities:
Investment advisory fees	101	273	763
Administration fees	14	38	146
Shareholder servicing fees	20	—	285
Distribution fees	48	—	146
Custodian and accounting fees	18	27	41
Trustees’ and Chief Compliance Officer’s fees	6	6	1
Other	442	140	603
Total Liabilities	61,400	32,760	124,054
Net Assets	$172,281	$491,061	$1,770,305

SEE NOTES TO FINANCIAL STATEMENTS.

48 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$205,729	$595,988	$1,666,152
Accumulated undistributed net investment income (net investment loss)	(10)	1,770	714
Accumulated net realized gains (losses)	(47,363)	(115,250)	60,812
Net unrealized appreciation (depreciation)	13,925	8,553	42,627
Total Net Assets	$172,281	$491,061	$1,770,305

Net Assets:
Class A	$72,134	$—	$528,676
Class B	2,326	—	12,890
Class C	45,949	—	32,259
Class R2	—	—	4,634
Class R5	—	—	256,458
Select Class	51,872	491,061	935,388
Total	$172,281	$491,061	$1,770,305

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,228	—	19,197
Class B	188	—	542
Class C	3,720	—	1,358
Class R2	—	—	170
Class R5	—	—	8,572
Select Class	3,562	17,170	31,301

Net Asset Value:
Class A — Redemption price per share	$13.80	—	$27.54
Class B — Offering price per share (a)	12.37	—	23.79
Class C — Offering price per share (a)	12.35	—	23.75
Class R2 — Offering and redemption price per share	—	—	27.33
Class R5 — Offering and redemption price per share	—	—	29.92
Select Class — Offering and redemption price per share	14.56	28.60	29.88
Class A maximum sales charge	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.56	$—	$29.07

Cost of investments in non-affiliates	$153,149	$472,232	$1,659,959
Cost of investments in affiliates	64,750	40,086	184,093
Value of securities on loan	57,391	27,713	104,723

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$408,081	$414,425	$35,403
Investments in affiliates, at value	59,643	48,246	10,544
Total investment securities, at value	467,724	462,671	45,947
Cash	—	8	—
Receivables:
Investment securities sold	2,003	10,776	612
Fund shares sold	1,357	12,475	10
Interest and dividends	160	624	31
Securities lending income	83	42	4
Prepaid expenses and other assets	2	—	—
Total Assets	471,329	486,596	46,604

LIABILITIES:
Payables:
Dividends	—	374	—
Investment securities purchased	6,636	10,129	782
Collateral for securities lending program	44,901	35,538	9,794
Fund shares redeemed	913	10,671	12
Variation margin on futures contracts	—	126	4
Accrued liabilities:
Investment advisory fees	235	223	9
Administration fees	29	39	4
Shareholder servicing fees	38	50	6
Distribution fees	49	56	—	(a)
Custodian and accounting fees	20	38	24
Trustees’ and Chief Compliance Officer’s fees	2	3	1
Other	281	291	53
Total Liabilities	53,104	57,538	10,689
Net Assets	$418,225	$429,058	$35,915

SEE NOTES TO FINANCIAL STATEMENTS.

50 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$447,269	$534,268	$45,263
Accumulated undistributed net investment income (net investment loss or distributions in excess of net investment income)	(13)	(178)	122
Accumulated net realized gains (losses)	(63,934)	(87,007)	(10,977)
Net unrealized appreciation (depreciation)	34,903	(18,025)	1,507
Total Net Assets	$418,225	$429,058	$35,915

Net Assets:
Class A	$144,214	$150,297	$576
Class B	6,318	7,355	—
Class C	19,472	23,499	381
Class R2	1,561	534	—
Class R5	—	48,135	—
Institutional Class	146,161	—	10,729
Select Class	100,499	175,578	24,229
Ultra	—	23,660	—
Total	$418,225	$429,058	$35,915

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17,412	10,343	74
Class B	919	571	—
Class C	2,714	1,838	49
Class R2	189	37	—
Class R5	—	3,178	—
Institutional Class	16,745	—	1,368
Select Class	11,613	11,586	3,083
Ultra	—	1,561	—

Net Asset Value:
Class A — Redemption price per share	$8.28	$14.53	$7.79
Class B — Offering price per share (b)	6.87	12.88	—
Class C — Offering price per share (b)	7.17	12.78	7.71
Class R2 — Offering and redemption price per share	8.25	14.51	—
Class R5 — Offering and redemption price per share	—	15.15	—
Institutional Class — Offering and redemption price per share	8.73	—	7.84
Select Class — Offering and redemption price per share	8.65	15.15	7.86
Ultra — Offering and redemption price per share	—	15.15	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.74	$15.34	$8.22

Cost of investments in non-affiliates	$373,178	$432,322	$33,892
Cost of investments in affiliates	59,643	48,246	10,544
Value of securities on loan	43,008	33,452	9,343

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 51

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$9		$—
Dividend income from non-affiliates	651		4,883		22,509
Dividend income from affiliates	8		15		93
Income from securities lending (net)	397		539		1,214
Total investment income	1,056		5,446		23,816

EXPENSES:
Investment advisory fees	1,208		2,963		10,718
Administration fees	177		434		1,570
Distribution fees:
Class A	180		—		1,251
Class B	59		—		110
Class C	356		—		261
Class R2	—		—		21
Shareholder servicing fees:
Class A	180		—		1,251
Class B	20		—		37
Class C	119		—		87
Class R2	—		—		11
Class R5	—		—		104
Select Class	146		1,140		2,218
Custodian and accounting fees	41		48		107
Interest expense to affiliates	—	(a)	—	(a)	—
Professional fees	38		58		70
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	1
Printing and mailing costs	70		276		282
Registration and filing fees	43		20		151
Transfer agent fees	803		—		1,552
Other	13		11		40
Total expenses	3,455		4,950		19,842
Less amounts waived	(580)		(1,324)		(1,958)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	2,875		3,626		17,884
Net investment income (loss)	(1,819)		1,820		5,932

SEE NOTES TO FINANCIAL STATEMENTS.

52 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$19,547	$(1,465)	$121,929
Futures	—	2,055	—
Net realized gain (loss)	19,547	590	121,929
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	5,085	77,071	84,303
Futures	—	(119)	—
Change in net unrealized appreciation (depreciation)	5,085	76,952	84,303
Net realized/unrealized gains (losses)	24,632	77,542	206,232
Change in net assets resulting from operations	$22,813	$79,362	$212,164

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 53

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010 (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$9		$1
Dividend income from non-affiliates	1,311		7,809		433
Interest income from affiliates	—		—	(a)	—	(a)
Dividend income from affiliates	14		15		1
Income from securities lending (net)	860		455		44
Total investment income	2,185		8,288		479

EXPENSES:
Investment advisory fees	2,648		2,846		221
Administration fees	388		418		35
Distribution fees:
Class A	338		374		1
Class B	60		79		—
Class C	141		171		2
Class R2	4		2		—
Shareholder servicing fees:
Class A	338		374		1
Class B	20		26		—
Class C	47		57		1
Class R2	2		1		—
Class R5	—		17		—
Institutional Class	148		—		11
Select Class	242		481		62
Custodian and accounting fees	40		88		55
Interest expense to affiliates	—	(a)	—	(a)	—	(a)
Professional fees	52		51		57
Trustees’ and Chief Compliance Officer’s fees	4		5		1
Printing and mailing costs	88		102		5
Registration and filing fees	72		68		41
Transfer agent fees	508		695		17
Other	17		21		11
Total expenses	5,157		5,876		521
Less amounts waived	(749)		(919)		(168)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	4,408		4,957		353
Net investment income (loss)	(2,223)		3,331		126

SEE NOTES TO FINANCIAL STATEMENTS.

54 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$37,233	$(12,538)	$1,200
Futures	—	571	150
Net realized gain (loss)	37,233	(11,967)	1,350
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	34,785	107,101	6,784
Futures	—	59	(10)
Change in net unrealized appreciation (depreciation)	34,785	107,160	6,774
Net realized/unrealized gains (losses)	72,018	95,193	8,124
Change in net assets resulting from operations	$69,795	$98,524	$8,250

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,819)	$(1,483)	$1,820	$3,772
Net realized gain (loss)	19,547	(54,281)	590	(111,813)
Change in net unrealized appreciation (depreciation)	5,085	(2,658)	76,952	(42,628)
Change in net assets resulting from operations	22,813	(58,422)	79,362	(150,669)

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(3,749)	(2,094)
From net realized gains	—	—	—	(32,291)
Total distributions to shareholders	—	—	(3,749)	(34,385)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,594	5,163	77,467	(35,094)

NET ASSETS:
Change in net assets	27,407	(53,259)	153,080	(220,148)
Beginning of period	144,874	198,133	337,981	558,129
End of period	$172,281	$144,874	$491,061	$337,981
Accumulated undistributed net investment income (net investment loss)	$(10)	$(11)	$1,770	$3,720

SEE NOTES TO FINANCIAL STATEMENTS.

56 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,932	$413	$(2,223)	$(1,274)
Net realized gain (loss)	121,929	(17,222)	37,233	(94,275)
Change in net unrealized appreciation (depreciation)	84,303	(136,721)	34,785	(12,337)
Change in net assets resulting from operations	212,164	(153,530)	69,795	(107,886)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(686)	—	—	—
Class R2 (a)
From net investment income	(4)	— (b)	—	—
Class R5
From net investment income	(940)	(291)	—	—
Select Class
From net investment income	(2,992)	(670)	—	—
Total distributions to shareholders	(4,622)	(961)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	454,753	71,829	28,115	(17,458)

NET ASSETS:
Change in net assets	662,295	(82,662)	97,910	(125,344)
Beginning of period	1,108,010	1,190,672	320,315	445,659
End of period	$1,770,305	$1,108,010	$418,225	$320,315
Accumulated undistributed net investment income (net investment loss or distributions in excess of net investment income)	$714	$(29)	$(13)	$(12)

(a)	Commencement of offering of class of shares effective November 3, 2008

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,331	$6,572	$126	$378
Net realized gain (loss)	(11,967)	(74,485)	1,350	(11,306)
Change in net unrealized appreciation (depreciation)	107,160	(92,634)	6,774	(619)
Change in net assets resulting from operations	98,524	(160,547)	8,250	(11,547)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(882)	(1,920)	(4)	— (a)
From net realized gains	—	(9,639)	—	(1)
Class B
From net investment income	(11)	(170)	—	—
From net realized gains	—	(1,143)	—	—
Class C
From net investment income	(39)	(271)	(2)	— (a)
From net realized gains	—	(1,750)	—	— (a)
Class R2 (b)
From net investment income	(1)	(1)	—	—
From net realized gains	—	(3)	—	—
Class R5
From net investment income	(319)	(252)	—	—
From net realized gains	—	(540)	—	—
Institutional Class
From net investment income	—	—	(118)	(76)
From net realized gains	—	—	—	(104)
Select Class
From net investment income	(1,371)	(4,086)	(241)	(81)
From net realized gains	—	(17,145)	—	(192)
Ultra
From net investment income	(266)	(377)	—	—
From net realized gains	—	(1,645)	—	—
Total distributions to shareholders	(2,889)	(38,942)	(365)	(454)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(36,031)	(25,929)	(2,088)	(7,202)

NET ASSETS:
Change in net assets	59,604	(225,418)	5,797	(19,203)
Beginning of period	369,454	594,872	30,118	49,321
End of period	$429,058	$369,454	$35,915	$30,118
Accumulated undistributed (distributions in excess of) net investment income	$(178)	$(618)	$122	$361

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

58 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,016	$13,600	$—	$—
Cost of shares redeemed	(37,435)	(16,185)	—	—
Change in net assets from Class A capital transactions	$11,581	$(2,585)	$—	$—
Class B
Proceeds from shares issued	$1,917	$7,899	$—	$—
Cost of shares redeemed	(16,976)	(11,493)	—	—
Change in net assets from Class B capital transactions	$(15,059)	$(3,594)	$—	$—
Class C
Proceeds from shares issued	$19,599	$19,776	$—	$—
Cost of shares redeemed	(20,792)	(20,495)	—	—
Change in net assets from Class C capital transactions	$(1,193)	$(719)	$—	$—
Select Class
Proceeds from shares issued	$62,358	$24,725	$137,575	$35,040
Dividends and distributions reinvested	—	—	3,093	29,990
Cost of shares redeemed	(53,093)	(12,664)	(63,201)	(100,124)
Change in net assets from Select Class capital transactions	$9,265	$12,061	$77,467	$(35,094)

Total change in net assets from capital transactions	$4,594	$5,163	$77,467	$(35,094)

SHARE TRANSACTIONS:
Class A
Issued	3,547	1,069	—	—
Redeemed	(2,645)	(1,390)	—	—
Change in Class A Shares	902	(321)	—	—
Class B
Issued	162	741	—	—
Redeemed	(1,473)	(1,054)	—	—
Change in Class B Shares	(1,311)	(313)	—	—
Class C
Issued	1,578	1,838	—	—
Redeemed	(1,667)	(1,893)	—	—
Change in Class C Shares	(89)	(55)	—	—
Select Class
Issued	4,210	1,958	4,714	1,445
Reinvested	—	—	109	1,331
Redeemed	(3,575)	(1,042)	(2,173)	(3,860)
Change in Select Class Shares	635	916	2,650	(1,084)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$228,115	$149,358	$62,712	$48,841
Dividends and distributions reinvested	581	—	—	—
Cost of shares redeemed	(135,499)	(121,285)	(49,042)	(31,939)
Change in net assets from Class A capital transactions	$93,197	$28,073	$13,670	$16,902
Class B
Proceeds from shares issued	$217	$275	$742	$1,322
Cost of shares redeemed	(3,329)	(4,342)	(4,047)	(3,516)
Change in net assets from Class B capital transactions	$(3,112)	$(4,067)	$(3,305)	$(2,194)
Class C
Proceeds from shares issued	$4,734	$3,004	$6,713	$4,486
Cost of shares redeemed	(8,308)	(10,582)	(4,739)	(3,862)
Change in net assets from Class C capital transactions	$(3,574)	$(7,578)	$1,974	$624
Class R2 (a)
Proceeds from shares issued	$6,709	$1,490	$2,659	$50
Dividends and distributions reinvested	1	— (b)	—	—
Cost of shares redeemed	(4,091)	(73)	(1,091)	—
Change in net assets from Class R2 capital transactions	$2,619	$1,417	$1,568	$50
Class R5
Proceeds from shares issued	$200,560	$36,823	$—	$—
Dividends and distributions reinvested	898	291	—	—
Cost of shares redeemed	(51,157)	(15,244)	—	—
Change in net assets from Class R5 capital transactions	$150,301	$21,870	$—	$—
Institutional Class
Proceeds from shares issued	$—	$—	$77,122	$66,502
Cost of shares redeemed	—	—	(59,288)	(35,241)
Change in net assets from Institutional Class capital transactions	$—	$—	$17,834	$31,261
Select Class
Proceeds from shares issued	$509,125	$315,244	$42,947	$30,155
Dividends and distributions reinvested	1,979	422	—	—
Cost of shares redeemed	(295,782)	(283,552)	(46,573)	(94,256)
Change in net assets from Select Class capital transactions	$215,322	$32,114	$(3,626)	$(64,101)

Total change in net assets from capital transactions	$454,753	$71,829	$28,115	$(17,458)

SEE NOTES TO FINANCIAL STATEMENTS.

60 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	8,252	6,627	7,562	7,237
Reinvested	21	—	—	—
Redeemed	(4,864)	(5,621)	(5,981)	(4,904)
Change in Class A Shares	3,409	1,006	1,581	2,333
Class B
Issued	10	14	108	242
Redeemed	(138)	(232)	(593)	(623)
Change in Class B Shares	(128)	(218)	(485)	(381)
Class C
Issued	202	158	941	745
Reinvested	—	—	— (b)	—
Redeemed	(345)	(559)	(658)	(688)
Change in Class C Shares	(143)	(401)	283	57
Class R2 (a)
Issued	258	65	310	8
Reinvested	— (b)	— (b)	—	—
Redeemed	(150)	(3)	(129)	—
Change in Class R2 Shares	108	62	181	8
Class R5
Issued	6,830	1,543	—	—
Reinvested	30	14	—	—
Redeemed	(1,649)	(676)	—	—
Change in Class R5 Shares	5,211	881	—	—
Institutional Class
Issued	—	—	8,864	10,062
Redeemed	—	—	(6,513)	(5,441)
Change in Institutional Class Shares	—	—	2,351	4,621
Select Class
Issued	17,328	12,795	4,970	4,540
Reinvested	66	19	—	—
Redeemed	(9,692)	(10,943)	(5,724)	(13,837)
Change in Select Class Shares	7,702	1,871	(754)	(9,297)

(a)	Commencement of offering of shares effective November 3, 2008.

(b)  Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$92,113	$72,545	$1,350	$193
Dividends and distributions reinvested	754	9,738	4	1
Cost of shares redeemed	(78,820)	(67,593)	(1,042)	(62)
Change in net assets from Class A capital transactions	$14,047	$14,690	$312	$132
Class B
Proceeds from shares issued	$363	$1,690	$—	$—
Dividends and distributions reinvested	10	1,227	—	—
Cost of shares redeemed	(6,605)	(5,205)	—	—
Change in net assets from Class B capital transactions	$(6,232)	$(2,288)	$—	$—
Class C
Proceeds from shares issued	$8,138	$4,188	$331	$92
Dividends and distributions reinvested	30	1,418	2	— (a)
Cost of shares redeemed	(6,546)	(8,379)	(68)	(30)
Change in net assets from Class C capital transactions	$1,622	$(2,773)	$265	$62
Class R2 (b)
Proceeds from shares issued	$654	$64	$—	$—
Dividends and distributions reinvested	1	3	—	—
Cost of shares redeemed	(176)	— (a)	—	—
Change in net assets from Class R2 capital transactions	$479	$67	$—	$—
Class R5
Proceeds from shares issued	$41,010	$8,208	$—	$—
Dividends and distributions reinvested	172	792	—	—
Cost of shares redeemed	(10,553)	(2,194)	—	—
Change in net assets from Class R5 capital transactions	$30,629	$6,806	$—	$—
Institutional Class
Proceeds from shares issued	$—	$—	$99	$2,979
Dividends and distributions reinvested	—	—	85	72
Cost of shares redeemed	—	—	(948)	(5,966)
Change in net assets from Institutional Class capital transactions	$—	$—	$(764)	$(2,915)
Select Class
Proceeds from shares issued	$56,173	$73,867	$948	$696
Dividends and distributions reinvested	502	10,299	175	216
Cost of shares redeemed	(132,560)	(126,001)	(3,024)	(5,393)
Change in net assets from Select Class capital transactions	$(75,885)	$(41,835)	$(1,901)	$(4,481)
Ultra
Proceeds from shares issued	$24,469	$2,034	$—	$—
Dividends and distributions reinvested	—	188	—	—
Cost of shares redeemed	(25,160)	(2,818)	—	—
Change in net assets from Ultra capital transactions	$(691)	$(596)	$—	$—

Total change in net assets from capital transactions	$(36,031)	$(25,929)	$(2,088)	$(7,202)

SEE NOTES TO FINANCIAL STATEMENTS.

62 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	6,155	5,209	161	29
Reinvested	50	869	— (a)	— (a)
Redeemed	(5,321)	(5,546)	(126)	(8)
Change in Class A Shares	884	532	35	21
Class B
Issued	28	150	—	—
Reinvested	1	124	—	—
Redeemed	(501)	(471)	—	—
Change in Class B Shares	(472)	(197)	—	—
Class C
Issued	625	373	43	14
Reinvested	2	144	— (a)	— (a)
Redeemed	(511)	(751)	(9)	(4)
Change in Class C Shares	116	(234)	34	10
Class R2 (b)
Issued	43	5	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(11)	— (a)	—	—
Change in Class R2 Shares	32	5	—	—
Class R5
Issued	2,729	672	—	—
Reinvested	11	69	—	—
Redeemed	(679)	(181)	—	—
Change in Class R5 Shares	2,061	560	—	—
Institutional Class
Issued	—	—	13	615
Reinvested	—	—	11	13
Redeemed	—	—	(122)	(954)
Change in Institutional Class Shares	—	—	(98)	(326)
Select Class
Issued	3,618	6,029	118	116
Reinvested	33	879	22	38
Redeemed	(8,933)	(9,420)	(387)	(881)
Change in Select Class Shares	(5,282)	(2,512)	(247)	(727)
Ultra
Issued	1,627	173	—	—
Reinvested	—	16	—	—
Redeemed	(1,584)	(243)	—	—
Change in Ultra Shares	43	(54)	—	—

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2010	$11.89	$(0.13	)(e)	$2.04	$1.91	$—	$13.80
Year Ended June 30, 2009	16.65	(0.11	)(e)	(4.65)	(4.76)	—	11.89
Year Ended June 30, 2008	20.73	(0.19	)(e)	(2.09)	(2.28)	(1.80)	16.65
Year Ended June 30, 2007	19.34	(0.19	)(e)	3.59	3.40	(2.01)	20.73
January 1, 2006 through June 30, 2006 (f)	18.12	(0.09	)(e)	1.31	1.22	—	19.34
Year Ended December 31, 2005	18.46	(0.21	)(e)	1.20	0.99	(1.33)	18.12

Class B
Year Ended June 30, 2010	10.73	(0.19	)(e)	1.83	1.64	—	12.37
Year Ended June 30, 2009	15.12	(0.16	)(e)	(4.23)	(4.39)	—	10.73
Year Ended June 30, 2008	19.09	(0.28	)(e)	(1.89)	(2.17)	(1.80)	15.12
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	(2.01)	19.09
January 1, 2006 through June 30, 2006 (f)	16.97	(0.14	)(e)	1.24	1.10	—	18.07
Year Ended December 31, 2005	17.47	(0.29	)(e)	1.12	0.83	(1.33)	16.97

Class C
Year Ended June 30, 2010	10.71	(0.19	)(e)	1.83	1.64	—	12.35
Year Ended June 30, 2009	15.09	(0.16	)(e)	(4.22)	(4.38)	—	10.71
Year Ended June 30, 2008	19.06	(0.28	)(e)	(1.89)	(2.17)	(1.80)	15.09
Year Ended June 30, 2007	18.04	(0.29	)(e)	3.32	3.03	(2.01)	19.06
January 1, 2006 through June 30, 2006 (f)	16.95	(0.14	)(e)	1.23	1.09	—	18.04
Year Ended December 31, 2005	17.44	(0.30	)(e)	1.14	0.84	(1.33)	16.95

Select Class
Year Ended June 30, 2010	12.50	(0.08	)(e)	2.14	2.06	—	14.56
Year Ended June 30, 2009	17.44	(0.06	)(e)	(4.88)	(4.94)	—	12.50
Year Ended June 30, 2008	21.53	(0.12	)(e)	(2.17)	(2.29)	(1.80)	17.44
Year Ended June 30, 2007	19.95	(0.12	)(e)	3.71	3.59	(2.01)	21.53
January 1, 2006 through June 30, 2006 (f)	18.65	(0.05	)(e)	1.35	1.30	—	19.95
Year Ended December 31, 2005	18.89	(0.14	)(e)	1.23	1.09	(1.33)	18.65

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

64 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

16.06%	$72,134	1.49%	(0.92)%	1.78%	120%
(28.59)	51,434	1.50	(0.86)	2.16	83
(11.92)	77,384	1.50	(0.99)	1.95	122
18.59	87,347	1.50	(1.00)	2.04	144
6.73	82,529	1.50	(0.94)	1.82	86
5.29	75,940	1.50	(1.16)	1.67	143

15.28	2,326	2.09	(1.58)	2.39	120
(29.03)	16,081	2.10	(1.46)	2.65	83
(12.38)	27,388	2.10	(1.59)	2.44	122
17.81	35,349	2.10	(1.61)	2.53	144
6.48	40,478	2.10	(1.54)	2.32	86
4.66	41,440	2.06	(1.72)	2.15	143

15.31	45,949	2.09	(1.53)	2.30	120
(29.03)	40,775	2.10	(1.46)	2.66	83
(12.40)	58,290	2.10	(1.59)	2.44	122
17.84	72,836	2.10	(1.60)	2.55	144
6.43	54,608	2.10	(1.54)	2.32	86
4.73	43,211	2.06	(1.72)	2.18	143

16.48	51,872	1.09	(0.52)	1.53	120
(28.33)	36,584	1.10	(0.46)	1.92	83
(11.50)	35,071	1.10	(0.60)	1.70	122
19.00	31,603	1.10	(0.60)	1.80	144
6.97	28,212	1.10	(0.54)	1.57	86
5.70	21,753	1.10	(0.77)	1.43	143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Year Ended June 30, 2010	$23.28	$0.09	$5.47		$5.56	$(0.24)	$—	$(0.24)
Year Ended June 30, 2009	35.77	0.27	(10.26	)(e)(f)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07		7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 through June 30, 2006 (g)	43.99	0.09	3.13		3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18	1.52		1.70	(0.19)	(0.98)	(1.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes gains resulting from litigation payments on securities owned in prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(10.30), and the total return would have been (27.78)%.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the net and unrealized gains (losses) on investments per share would have been $(10.27) and the total return would have been (27.69)%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

66 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$28.60	23.89%		$491,061	0.80%	0.40%	1.09%	40%
23.28	(27.66	)(e)(f)	337,981	0.80	0.96	1.10	42
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2010	$23.59	$0.05	(e)	$3.94	$3.99	$(0.04)	$—	$(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (f)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	26.30	(0.01	)(e)	2.01	2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(e)	3.36	3.28	—	(3.42)	(3.42)

Class B
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	23.44	(0.07	)(e)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(e)	3.05	2.85	—	(3.42)	(3.42)

Class C
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	23.43	(0.06	)(e)	1.77	1.71	—	—	—
February 18, 2005 (h) through December 31, 2005	24.08	(0.14	)(e)	2.91	2.77	—	(3.42)	(3.42)

Class R2
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (h) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (h) through June 30, 2006	31.21	0.05	(e)	(0.88)	(0.83)	—	—	—

Select Class
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 through June 30, 2006 (g)	28.17	0.06	(e)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(e)	3.58	3.63	—	(3.42)	(3.42)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$27.54	16.91%	$528,676	1.29%	0.16%	1.38%	44%
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26
28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70

23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26
25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70

23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26
25.14	7.30	22,209	1.77	(0.51)	1.86	21
23.43	11.48	10,678	1.85	(0.49)	1.91	70

27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26
30.38	(2.66)	4,297	0.65	1.21	0.90	21

29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain	Net asset value, end of period
Small Cap Growth Fund
Class A
Year Ended June 30, 2010	$6.80	$(0.06	)(e)	$1.54		$1.48	$—	$8.28
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10	)(f)	(2.14)	—	6.80
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)		(1.34)	(1.70)	8.94
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93		1.86	(1.79)	11.98
Year Ended June 30, 2006	12.54	(0.08)		2.03		1.95	(2.58)	11.91

Class B
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29		1.20	—	6.87
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78	)(f)	(1.85)	—	5.67
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)		(1.19)	(1.70)	7.52
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71		1.58	(1.79)	10.41
Year Ended June 30, 2006	11.50	(0.23)		1.93		1.70	(2.58)	10.62

Class C
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34		1.25	—	7.17
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85	)(f)	(1.92)	—	5.92
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)		(1.24)	(1.70)	7.84
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76		1.63	(1.79)	10.78
Year Ended June 30, 2006	11.77	(0.09)		1.84		1.75	(2.58)	10.94

Class R2
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54		1.46	—	8.25
November 3, 2008 (h) through June 30, 2009	6.28	(0.03	)(e)	0.54		0.51	—	6.79

Institutional Class
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63		1.60	—	8.73
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22	)(f)	(2.23)	—	7.13
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)		(1.35)	(1.70)	9.36
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00		1.97	(1.79)	12.41
Year Ended June 30, 2006	12.77	(0.03)		2.07		2.04	(2.58)	12.23

Select Class
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61		1.57	—	8.65
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19	)(f)	(2.22)	—	7.08
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)		(1.37)	(1.70)	9.30
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00		1.95	(1.79)	12.37
Year Ended June 30, 2006	12.77	(0.07)		2.09		2.02	(2.58)	12.21

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

21.76%		$144,214	1.25%	(0.71)%	1.44%	83%
(23.94	)(f)	107,591	1.25	(0.55)	1.58	83
(12.93	)(g)	120,723	1.25	(0.56)	1.39	71
16.90		108,013	1.25	(0.65)	1.36	86
16.96		90,963	1.25	(0.82)	1.39	97

21.16		6,318	1.85	(1.33)	1.94	83
(24.60	)(f)	7,967	1.85	(1.15)	2.06	83
(13.48	)(g)	13,420	1.85	(1.18)	1.89	71
16.26		20,719	1.84	(1.25)	1.86	86
16.25		24,434	1.85	(1.43)	1.89	97

21.11		19,472	1.85	(1.31)	1.94	83
(24.49	)(f)	14,396	1.85	(1.15)	2.07	83
(13.49	)(g)	18,615	1.85	(1.17)	1.89	71
16.25		20,280	1.84	(1.24)	1.86	86
16.31		16,589	1.85	(1.42)	1.89	97

21.50		1,561	1.50	(0.89)	1.66	83
8.12	(f)	54	1.50	(0.72)	1.93	83

22.44		146,161	0.85	(0.31)	1.04	83
(23.82	)(f)	102,695	0.85	(0.15)	1.19	83
(12.53	)(g)	91,439	0.85	(0.15)	0.99	71
17.39		66,811	0.85	(0.25)	0.96	86
17.42		62,362	0.85	(0.42)	0.99	97

22.18		100,499	1.00	(0.46)	1.19	83
(23.87	)(f)	87,612	1.00	(0.31)	1.30	83
(12.74	)(g)	201,462	1.00	(0.34)	1.13	71
17.25		373,174	1.00	(0.40)	1.11	86
17.25		382,257	1.00	(0.58)	1.14	97

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2010	$11.46	$0.09	(e)	$3.06		$3.15	$(0.08)	$—	$(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93	)(f)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70		3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(e)	3.11		3.22	(0.13)	(4.20)	(4.33)

Class B
Year Ended June 30, 2010	10.17	—	(e)(h)	2.72		2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45	)(f)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40		3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(e)	2.90		2.86	(0.02)	(4.20)	(4.22)

Class C
Year Ended June 30, 2010	10.10	—	(e)(h)	2.70		2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41	)(f)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39		3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(e)	2.89		2.85	(0.02)	(4.20)	(4.22)

Class R2
Year Ended June 30, 2010	11.45	0.06	(e)	3.06		3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(e)	(1.29)		(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Year Ended June 30, 2010	11.94	0.15	(e)	3.19		3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80		4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (i) through June 30, 2006	24.98	0.08	(e)	(0.46)		(0.38)	(0.06)	—	(0.06)

Select Class
Year Ended June 30, 2010	11.94	0.13	(e)	3.20		3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11	)(f)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79		3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(e)	3.20		3.37	(0.19)	(4.20)	(4.39)

Ultra
Year Ended June 30, 2010	11.95	0.15	(e)	3.19		3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81		4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(e)	3.19		3.40	(0.22)	(4.20)	(4.42)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Amount rounds to less than $0.01

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$14.53	27.50%		$150,297	1.25%	0.64%	1.48%	50%
11.46	(26.91	)(f)	108,414	1.25	1.42	1.55	33
17.45	(18.44	)(g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45

12.88	26.77		7,355	1.86	0.03	1.98	50
10.17	(27.42	)(f)	10,614	1.86	0.79	2.04	33
15.72	(18.93	)(g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45

12.78	26.74		23,499	1.86	0.03	1.98	50
10.10	(27.34	)(f)	17,402	1.86	0.79	2.04	33
15.61	(18.95	)(g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45

14.51	27.20		534	1.50	0.39	1.71	50
11.45	(8.17)		59	1.50	1.34	1.91	33

15.15	27.96		48,135	0.91	0.98	1.02	50
11.94	(26.63	)(f)	13,342	0.91	1.74	1.14	33
18.08	(18.17	)(g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

15.15	27.83		175,578	1.00	0.90	1.23	50
11.94	(26.72	)(f)	201,486	1.00	1.64	1.30	33
18.09	(18.24	)(g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45

15.15	27.91		23,660	0.86	1.02	0.98	50
11.95	(26.59	)(f)	18,137	0.86	1.80	1.05	33
18.09	(18.16	)(g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2010	$6.17	$0.01	(e)	$1.68		$1.69	$(0.07)	$—	$(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17	)(f)	(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (g) through June 30, 2008	9.73	0.03	(e)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16	)(f)	(2.14)	— (h)	(0.06)	(0.06)
November 1, 2007 (g) through June 30, 2008	9.73	—	(e)(h)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Institutional Class
Year Ended June 30, 2010	6.20	0.04	(e)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16	)(f)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(e)	2.01		2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (j)	12.93	0.01		0.96		0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(e)	0.56		0.61	(0.03)	(1.42)	(1.45)

Select Class
Year Ended June 30, 2010	6.22	0.02	(e)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17	)(f)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(e)	2.02		2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006 (j)	12.94	0.01		0.94		0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02	(e)	0.57		0.59	(0.01)	(1.42)	(1.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(2.24), $(2.23), $(2.24) and $(2.25) and the total returns would have been (26.15)%, (26.47)%, (25.81)% and (25.88)%, for Class A, Class C, Institutional Class and Select Class Shares, respectively.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

(j)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

74 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.79	27.48%		$576	1.26%		0.06%	1.67%	56%
6.17	(25.30	)(f)	240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

7.71	26.81		381	1.76		(0.44)	2.18	56
6.14	(25.62	)(f)	94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

7.84	27.78		10,729	0.83		0.48	1.30	56
6.20	(24.84	)(f)	9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84 (i)		0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46
13.90	7.50		54,551	0.83		0.37	1.02	22
12.93	4.34		46,690	0.83		0.39	0.98	32

7.86	27.61		24,229	1.01		0.30	1.45	56
6.22	(24.92	)(f)	20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46
13.89	7.34		95,318	1.01		0.18	1.17	22
12.94	4.18		102,003	1.01		0.18	1.14	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 75

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Institutional Class, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service

76 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund #
Total Investments in Securities	$231,824	$—	$—	$231,824

Small Cap Core Fund ##
Total Investments in Securities	$519,562	$1,532	$—	$521,094
Depreciation in Other Financial Instruments
Futures Contracts	$(223)	$—	$—	$(223)

Small Cap Equity Fund #
Total Investments in Securities	$1,886,679	$—	$—	$1,886,679

Small Cap Growth Fund #
Total Investments in Securities	$467,724	$—	$—	$467,724

Small Cap Value Fund ##
Total Investments in Securities	$460,567	$2,104	$—	$462,671
Depreciation in Other Financial Instruments
Futures Contracts	$(128)	$—	$—	$(128)

U.S. Small Company Fund ##
Total Investments in Securities	$45,836	$111	$—	$45,947
Depreciation in Other Financial Instruments
Futures Contracts	$(4)	$—	$—	$(4)

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

B.  Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 77

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of June 30, 2010 for Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Funds’ futures contracts activities over the reporting period.

C.  Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for Dynamic Small Cap Growth Fund and U.S. Small Company Fund. J.P. Morgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$86
Small Cap Core Fund	33
Small Cap Equity Fund	127
Small Cap Growth Fund	36
Small Cap Value Fund	22
U.S. Small Company Fund	15

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated securities and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedules of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$57,391	$59,639	$59,639
Small Cap Core Fund	27,713	29,071	29,071
Small Cap Equity Fund	104,723	108,177	108,177
Small Cap Growth Fund	43,008	44,901	44,901
Small Cap Value Fund	33,452	35,538	35,538
U.S. Small Company Fund	9,343	9,794	9,794

78 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

The Funds bear the risk of loss associated of the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM and JPMorgan Investment Advisors Inc., previous advisor to certain Funds (collectively the “Advisors”) waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Dynamic Small Cap Growth Fund	$49
Small Cap Core Fund	17
Small Cap Equity Fund	65
Small Cap Growth Fund	24
Small Cap Value Fund	15
U.S. Small Company Fund	8

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2010 (amounts in thousands):

Small Cap Core Fund	$6
Small Cap Equity Fund	23
Small Cap Growth Fund	12
Small Cap Value Fund	12

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 79

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Dynamic Small Cap Growth Fund	$(1,820)	$1,820	$—	(a)
Small Cap Core Fund	(4)	(21)	25
Small Cap Equity Fund	—	(567)	567
Small Cap Growth Fund	(2,222)	2,222	—
Small Cap Value Fund	(18)	(2)	20
U.S. Small Company Fund	— (a)	— (a)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund), distributions from investments in regulated investment companies (Small Cap Value Fund), investments in partnerships (Small Cap Core Fund), net operating loss (Dynamic Small Cap Growth Fund, Small Cap Growth Fund), non-taxable special dividends (Small Cap Equity Fund), litigation income reclass (U.S. Small Company Fund) and passive foreign investment company gains and losses (U.S. Small Company Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Small Cap Growth Fund and Small Cap Value Fund, assuming all rights and responsibilities of JPMIA with respect to the Small Cap Growth Fund and Small Cap Value Fund. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Small Cap Growth Fund and Small Cap Value Fund or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2010, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

80 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$5	$4
Small Cap Equity Fund	10	27
Small Cap Growth Fund	39	19
Small Cap Value Fund	94	49
U.S. Small Company Fund	1	—	(a)

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Dynamic Small Cap Growth Fund	1.50%	2.12%	2.12%	n/a	n/a	n/a	1.10%	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	1.00	n/a
Small Cap Equity Fund	1.38	2.12	2.12	1.63%	0.80%	n/a	1.00	n/a
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	0.85%	1.00	n/a

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Small Cap Value Fund	1.25	2.00	2.00	1.50	0.91	n/a	1.00	0.86%
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	0.83	1.01	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$297	$48	$217	$562
Small Cap Core Fund	74	11	712	797
Small Cap Equity Fund	902	4	548	1,454
Small Cap Growth Fund	129	221	380	730
Small Cap Value Fund	436	54	377	867
U.S. Small Company Fund	142	5	20	167

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$2	$7	$—	$9
Small Cap Core Fund	47	32	427	506
Small Cap Equity Fund	392	1	—	393
Small Cap Growth Fund	—	5	—	5
Small Cap Value Fund	34	4	—	38

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2010 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$9
Small Cap Core Fund	21
Small Cap Equity Fund	111
Small Cap Growth Fund	14
Small Cap Value Fund	14
U.S. Small Company Fund	1

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

82 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

The Funds may use related party broker/dealers. For the year ended June 30, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$216,057	$213,203	$—	$—
Small Cap Core Fund	247,543	172,076	909	1,505
Small Cap Equity Fund	1,120,386	685,324	—	—
Small Cap Growth Fund	349,034	327,060	—	—
Small Cap Value Fund	210,684	253,669	1,146	276
U.S. Small Company Fund	19,640	21,106	86	15

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$220,092	$24,178	$12,446	$11,732
Small Cap Core Fund	517,013	72,955	68,874	4,081
Small Cap Equity Fund	1,847,516	211,144	171,981	39,163
Small Cap Growth Fund	440,300	62,969	35,545	27,424
Small Cap Value Fund	490,373	45,519	73,221	(27,702)
U.S. Small Company Fund	45,377	4,729	4,159	570

For the Funds, the difference between book and tax appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (all funds) and non-taxable special dividends (Small Cap Equity Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Small Cap Core Fund	$3,749	$3,749
Small Cap Equity Fund	4,622	4,622
Small Cap Value Fund	2,889	2,889
U.S. Small Company Fund	365	365

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Small Cap Core Fund	$2,094	$32,291	$34,385
Small Cap Equity Fund	961	—	961
Small Cap Value Fund	7,107	31,835	38,942
U.S. Small Company Fund	157	297	454

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$(45,169)	$11,732
Small Cap Core Fund	1,795	(110,778)	4,081
Small Cap Equity Fund	31,083	33,922	39,163
Small Cap Growth Fund	—	(56,455)	27,424
Small Cap Value Fund	215	(77,330)	(27,702)
U.S. Small Company Fund	126	(10,038)	570

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and U.S. Small Company Fund), distributions payable (Small Cap Value Fund), non-taxable special dividends (Small Cap Equity Fund) and wash sale loss deferrals (all funds).

As of June 30, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Dynamic Small Cap Growth Fund	$16,030	$29,139	$45,169
Small Cap Core Fund	28,004	82,774	110,778
Small Cap Growth Fund	45,889	10,566	56,455
Small Cap Value Fund	10,761	66,569	77,330
U.S. Small Company Fund	1,688	8,350	10,038

During the year ended June 30, 2010, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Small Cap Equity Fund	$21,128

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010. Average borrowings from the Facility for the year ended June 30, 2010, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Small Cap Value Fund	$14,740	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

84 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Small Cap Core Fund, Small Cap Growth Fund and U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate approximately 15.1%, of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, Dynamic Small Cap Growth Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of the funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I), JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2010

86 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 87

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

88 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$988.50	$7.35	1.49%
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class B
Actual	1,000.00	984.90	10.29	2.09
Hypothetical	1,000.00	1,014.43	10.44	2.09
Class C
Actual	1,000.00	984.80	10.29	2.09
Hypothetical	1,000.00	1,014.43	10.44	2.09
Select Class
Actual	1,000.00	989.80	5.38	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

Small Cap Core Fund
Select Class
Actual	1,000.00	994.80	3.91	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

90 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Small Cap Equity Fund
Class A
Actual	$1,000.00	$993.90	$6.38	1.29%
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	991.30	8.84	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	991.20	8.84	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class R2
Actual	1,000.00	992.40	7.61	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	996.30	3.91	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	995.00	4.90	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	991.60	6.17	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	998.50	9.12	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	989.00	9.12	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	990.40	7.40	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Institutional Class
Actual	1,000.00	994.30	4.20	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	993.10	4.94	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 91

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Small Cap Value Fund
Class A
Actual	$1,000.00	$1,000.10	$6.20	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	996.90	9.21	1.86
Hypothetical	1,000.00	1,015.57	9.30	1.86
Class C
Actual	1,000.00	997.30	9.21	1.86
Hypothetical	1,000.00	1,015.57	9.30	1.86
Class R2
Actual	1,000.00	998.90	7.43	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R5
Actual	1,000.00	1,002.30	4.52	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91
Select Class
Actual	1,000.00	1,001.20	4.96	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Ultra
Actual	1,000.00	1,001.90	4.27	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86

U.S. Small Company Fund
Class A
Actual	1,000.00	1,001.30	6.25	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Class C
Actual	1,000.00	998.70	8.72	1.76
Hypothetical	1,000.00	1,016.07	8.80	1.76
Institutional Class
Actual	1,000.00	1,002.60	4.12	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Select Class
Actual	1,000.00	1,002.60	5.02	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

92 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010:

Dividend Received Deduction
Small Cap Core Fund	100.00%
Small Cap Equity Fund	51.97
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$3,749
Small Cap Equity Fund	4,622
Small Cap Value Fund	2,889
U.S. Small Company Fund	158

JUNE 30, 2010	J.P. MORGAN SMALL CAP FUNDS 93

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

94 J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2010

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-SC-610

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2010

JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Growth Advantage Fund	3
JPMorgan Mid Cap Equity Fund	6
JPMorgan Mid Cap Growth Fund	9
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	15
JPMorgan Value Advantage Fund	18
Schedules of Portfolio Investments	21
Financial Statements	52
Financial Highlights	68
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	93
Trustees	94
Officers	96
Schedule of Shareholder Expenses	97
Tax Letter	100
Privacy Policy	101

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets and offered renewed confidence that the worst of the financial crisis was over.

“In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news as well as renewed deflation concerns. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory

The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Economic concerns drive investors to longer-dated Treasuries

Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8%, and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

J.P. Morgan Mid Cap/Multi-Cap Funds

Market Overview
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

While European policymakers and the International Monetary Fund eventually responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused most stock markets to decline in the second quarter of 2010, with volatility returning to elevated levels. Nonetheless, most markets finished the twelve months ended June 30, 2010 with positive returns because of the strong rally during the first nine months of the reporting period.

U.S. Equity Markets

Despite falling victim to this widespread risk aversion, U.S. stocks posted solid gains for the reporting period, with the S&P 500 Index gaining 14.43% for the twelve months ended June 30, 2010. Investor sentiment was supported by strong corporate earnings, as a significant number of companies listed in the S&P 500 Index reported better-than-expected revenue for the first quarter of 2010. U.S. mid cap stocks gained more than U.S. large and small cap stocks during the reporting period, while value stocks outperformed growth stocks across asset classes.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Growth Advantage Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	14.97%
Russell 3000 Growth Index	13.95%

Net Assets as of 6/30/2010 (In Thousands)	$799,125

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund seeks to provide long-term capital growth.

FUND PERFORMANCE

The JPMorgan Growth Advantage Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2010, as strong stock selection in the energy sector more than offset relative weakness from the Fund’s stock selection in the financial services sector.

Individual contributors to the Fund’s relative performance were diversified across sectors and market capitalizations and included the Fund’s overweight positions in Concho Resources Inc., Cognizant Technology Solutions Corp. and J.Crew Group, Inc. Concho Resources Inc. is an oil and gas operations company that operates mainly in the onshore Permian Basin region of Southeast New Mexico and West Texas. Shares of the company rose during the reporting period as concerns surrounding the oil spill in the Gulf of Mexico led many investors to rotate out of energy companies with offshore operations and purchase shares of energy companies with onshore operations, benefiting Concho Resources Inc. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. The company benefited amid signs that its clients began to continue projects with offshore vendors that they had delayed during the recession. Retail company J.Crew Group, Inc. benefited as consumer spending began to recover from severely depressed levels. The company reported a strong increase in its fiscal first-quarter profit from the previous year and raised its profit outlook for its current fiscal year.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Leap Wireless International, Inc. and Harman International Industries, Inc. Leap Wireless International, Inc. is a wireless communications carrier with a large presence in the unlimited prepaid wireless service market. The stock was weak because of increasing levels of competition from the larger telecommunication providers, which may inhibit the company’s future earnings growth. As a result, the Fund’s portfolio managers began to exit the position in favor of companies with more attractive growth prospects. Harman International Industries, Inc. is a leading provider of premium audio and infotainment systems. The stock came under pressure late in the reporting period as the company announced weaker-than-expected growth and profitability targets.

Not owning shares of household products provider The Procter & Gamble Co. also hurt the Fund’s relative performance as this stock was a strong performer in the Benchmark during the reporting period.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the consumer discretionary and materials & processing sectors and underweight the consumer staples sector.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Growth Advantage Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	6.9%
2.	Hewlett-Packard Co.	2.1
3.	Celgene Corp.	2.1
4.	Sherwin-Williams Co. (The)	2.0
5.	Cisco Systems, Inc.	2.0
6.	Google, Inc., Class A	2.0
7.	Express Scripts, Inc.	1.9
8.	Cognizant Technology Solutions Corp., Class A	1.9
9.	Microsoft Corp.	1.8
10.	W.W. Grainger, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	34.9%
Consumer Discretionary	15.2
Health Care	14.9
Industrials	13.0
Financials	8.3
Energy	6.4
Materials	3.9
Consumer Staples	2.3
Telecommunication Services	1.0
Short-Term Investment	0.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		14.97%	2.86%	(6.38)%
With Sales Charge*		8.86	1.74	(6.88)
CLASS B SHARES	10/29/99
Without CDSC		14.34	2.20	(6.90)
With CDSC**		9.34	1.83	(6.90)
CLASS C SHARES	5/1/06
Without CDSC		14.31	2.23	(6.98)
With CDSC***		13.31	2.23	(6.98)
CLASS R5 SHARES	1/8/09	15.51	3.14	(6.25)
SELECT CLASS SHARES	5/1/06	15.18	3.08	(6.28)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before March 23, 2001 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to December 3, 2001. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.66%
Russell Midcap Index	25.13%

Net Assets as of 6/30/2010 (In Thousands)	$464,937

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund seeks long-term capital growth.

FUND PERFORMANCE

The JPMorgan Mid Cap Equity Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the financials and health care sectors detracted from relative performance, while the Fund’s stock selection in the utilities and industrials sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Leap Wireless International, Inc. and Harman International Industries, Inc. Leap Wireless International, Inc. is a wireless communications carrier with a large presence in the unlimited prepaid wireless service market. The stock was weak because of increasing levels of competition from the larger telecommunication providers, which may inhibit future earnings growth. As a result, the Fund’s portfolio managers exited the position in favor of companies with more attractive growth prospects. Harman International Industries, Inc. is a leading provider of premium audio and infotainment systems. The stock came under pressure late in the reporting period as the company announced weaker-than-expected growth and profitability targets.

Among the Fund’s individual contributors to relative performance were the Fund’s overweight positions in Lincare Holdings, Inc. and Cognizant Technology Solutions Corp. Lincare Holdings, Inc. is a provider of oxygen and other respiratory therapy services in the home. The company was a strong performer because investors expected that the company would capture increasing market share as competitors exit the industry as a result of concerns surrounding declining Medicare reimbursement rates for oxygen services. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. The company benefited amid signs that its clients began to continue projects with offshore vendors that they had delayed during the recession.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. They looked for dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued mid cap companies with the potential to grow their intrinsic value per share.

The Fund had a consistent amount of inflows during the reporting period. These new assets were invested in accordance with the Fund’s investment objective and strategy as the Fund’s portfolio managers received them.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Lincare Holdings, Inc.	1.5%
2.	Sherwin-Williams Co. (The)	1.5
3.	Tyco Electronics Ltd. (Switzerland)	1.4
4.	Republic Services, Inc.	1.1
5.	Amphenol Corp., Class A	1.1
6.	Precision Castparts Corp.	1.1
7.	Biovail Corp. (Canada)	1.1
8.	Roper Industries, Inc.	1.0
9.	W.W. Grainger, Inc.	1.0
10.	Loews Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	17.5%
Information Technology	16.6
Financials	15.8
Industrials	14.0
Health Care	9.9
Energy	5.8
Utilities	5.6
Materials	5.3
Consumer Staples	3.7
Telecommunication Services	1.7
Investment Company	1.0
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		21.40%	1.22%	4.53%
With Sales Charge*		15.04	0.14	3.97
CLASS C SHARES	11/2/09
Without CDSC		21.00	1.15	4.50
With CDSC**		20.00	1.15	4.50
SELECT CLASS SHARES	1/1/97	21.66	1.27	4.55

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.92%
Russell Midcap Growth Index	21.30%

Net Assets as of 6/30/2010 (In Thousands)	$1,290,242

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

FUND PERFORMANCE

The JPMorgan Mid Cap Growth Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the health care and financial services sectors detracted from relative performance, while relative strength from the Fund’s materials & processing and consumer staples holdings contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Leap Wireless International, Inc. and Harman International Industries, Inc. Leap Wireless International, Inc. is a wireless communications carrier with a large presence in the unlimited prepaid wireless service market. The stock was weak because of increasing levels of competition from the larger telecom providers, which may inhibit the company’s future earnings growth. As a result, the Fund’s portfolio managers began to exit the position in favor of companies with more attractive growth prospects. Harman International Industries, Inc. is a leading provider of premium audio and infotainment systems. The stock came under pressure late in the reporting period as the company announced weaker-than-expected growth and profitability targets.

Not owning shares of medical equipment and supplies company Intuitive Surgical, Inc. also hurt the Fund’s relative performance, as this stock was a strong performer in the Benchmark during the reporting period.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Cummins Inc., Amdocs Ltd. and Cognizant Technology Solutions Corp. Cummins Inc. provides components for truck engines. The trucking industry appeared to be approaching a replacement cycle and shares of Cummins Inc. gained amid investor optimism about growing demand for its products as companies order new trucks. Amdocs Ltd., which makes phone-billing and customer-management software, reported quarterly profit that beat investor expectations. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. The company benefited amid signs that its clients began to continue projects with offshore vendors that they had delayed during the recession.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the consumer discretionary and producer durables sectors and underweight the consumer staples sector. The Fund’s largest overweight versus the Benchmark was in the technology sector, where the Fund’s portfolio managers identified their most attractive investment opportunities.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Biovail Corp. (Canada)	2.2%
2.	Sherwin-Williams Co. (The)	2.0
3.	W.W. Grainger, Inc.	2.0
4.	Amdocs Ltd. (United Kingdom)	1.9
5.	Cognizant Technology Solutions Corp., Class A	1.7
6.	Hewitt Associates, Inc., Class A	1.7
7.	Goodrich Corp.	1.6
8.	Forest Oil Corp.	1.6
9.	Cummins, Inc.	1.6
10.	NetApp, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	28.2%
Industrials	18.5
Consumer Discretionary	18.0
Health Care	14.5
Financials	7.2
Energy	5.6
Materials	4.3
Consumer Staples	1.6
Telecommunication Services	1.3
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		19.53%	1.22%	0.19%
With Sales Charge*		13.24	0.13	(0.35)
CLASS B SHARES	1/14/94
Without CDSC		18.91	0.61	(0.37)
With CDSC**		13.91	0.21	(0.37)
CLASS C SHARES	11/4/97
Without CDSC		18.90	0.61	(0.48)
With CDSC***		17.90	0.61	(0.48)
CLASS R2 SHARES	6/19/09	19.30	1.06	0.01
SELECT CLASS SHARES	3/2/89	19.92	1.50	0.46

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	24.68%
Russell Midcap Value Index	28.91%

Net Assets as of 6/30/2010 (In Thousands)	$5,088,730

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund seeks growth from capital appreciation.

FUND PERFORMANCE

For the twelve months ended June 30, 2010, the JPMorgan Mid Cap Value Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”), which was the strongest performing index among major U.S. indices during the reporting period. The Fund’s relative underperformance versus the Benchmark was primarily driven by negative stock selection in the consumer discretionary and financials sectors. The Fund’s stock selection in the information technology and utilities sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included Alliant Techsystems, Inc. and Synovus Financial Corp. Shares of Alliant Techsystems, Inc., an aerospace and defense company, declined on concerns about NASA’s dismantling of its U.S. human spaceflight program, which was a source of revenue for the company. Additionally, its shares declined on concerns about the sustainability of peak earnings derived from its ammunition business. Demand for hand guns, and subsequently ammunition, surged as many consumers feared that federal regulation could potentially restrict their ability to purchase hand guns. Shares of regional bank Synovus Financial Corp. declined because of concerns about loan losses, particularly from the company’s exposure to loans in Metro-Atlanta and western Florida. The Fund’s portfolio managers exited the Fund’s position in Synovus Financial Corp. to rotate into investments they felt had more attractive risk reward opportunities.

Among the Fund’s individual contributors to relative performance were Lincare Holdings, Inc. and M&T Bank Corp. Lincare is a provider of oxygen and other respiratory therapy services in the home. The company was a strong performer because investors expected that the company will capture increasing market share as competitors exit the industry as a result of concerns surrounding declining Medicare reimbursement rates for oxygen services. Buffalo-based regional bank M&T Bank Corp. benefited as prudent management decisions allowed the bank to remain profitable through the credit crisis. The stock also benefited from investor speculation that Banco Santander, S.A. would acquire M&T Bank Corp. to merge it with Banco Santander’s U.S. subsidiary, Sovereign Bank.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The portfolio’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers preferred to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

The Fund was underweight the financial sector, mostly in real estate investment trusts (REITs). Within the financial sector, the Fund was overweight insurance companies. The Fund’s portfolio managers preferred to own property and casualty insurers, as they believed that their valuations were compelling, particularly as they believe that pricing trends for these insurers should improve in the current economic cycle.

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Republic Services, Inc.	2.3%
2.	Loews Corp.	1.9
3.	Lincare Holdings, Inc.	1.9
4.	Williams Cos., Inc. (The)	1.8
5.	Gap, Inc. (The)	1.8
6.	Old Republic International Corp.	1.7
7.	JM Smucker Co. (The)	1.7
8.	Energen Corp.	1.7
9.	Ball Corp.	1.7
10.	Tyco Electronics Ltd. (Switzerland)	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	25.0%
Consumer Discretionary	17.9
Utilities	11.1
Industrials	9.9
Materials	6.8
Energy	6.5
Information Technology	5.9
Consumer Staples	5.8
Health Care	5.6
Telecommunication Services	2.4
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		24.08%	0.78%	9.02%
With Sales Charge*		17.60	(0.30)	8.43
CLASS B SHARES	4/30/01
Without CDSC		23.44	0.26	8.51
With CDSC**		18.44	(0.14)	8.51
CLASS C SHARES	4/30/01
Without CDSC		23.43	0.28	8.46
With CDSC***		22.43	0.28	8.46
CLASS R2 SHARES	11/3/08	23.71	0.68	8.97
INSTITUTIONAL CLASS SHARES	11/13/97	24.68	1.27	9.52
SELECT CLASS SHARES	10/31/01	24.35	1.02	9.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception dates are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(4.67)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.16%

Net Assets as of 6/30/2010 (In Thousands)	$575,547

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

FUND PERFORMANCE

The JPMorgan Multi-Cap Market Neutral Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s portfolio managers employed a quantitative bottom up approach to their stock selection process, focusing on both valuation and fundamentals. The Fund’s fundamentals approach detracted from relative performance, while the Fund’s valuation stock selection contributed to relative performance.

The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum. The approach faced headwinds during the reporting period as stocks recovered in lockstep following the March 2009 market bottom and carried this upward momentum well into the reporting period. An environment where positive upward momentum was heavily correlated across most sectors and stocks proved to be challenging for the fundamental stock selection model, which looks to differentiate among potential investments using momentum factors.

The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors. The approach added to relative performance, as, during the downturn, it pointed the Fund’s portfolio managers to many stocks that had declined excessively in relation to their underlying value. Many of these stocks rebounded during the rally that followed the March 2009 market bottom, helping the Fund’s relative performance during the twelve months ended June 30, 2010.

The Fund categorizes its universe of stocks into five “supersectors.” Of the Fund’s five supersector categories, stock selection in the industrial and technology sectors produced negative returns during the reporting period, detracting the most from performance. Positive stock selection in the consumer and financial sectors helped somewhat offset these losses.

Although the Fund’s strategy is and remains market neutral, it is important to note that the strategy is not market isolated, and therefore may be subject to short-term disruptions in internal market conditions, like those witnessed during the reporting period. The Fund’s portfolio managers believe that, over the long-term, a market neutral approach can help diversify investors’ overall investment portfolio.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund owned more than 350 long and short positions during the reporting period. The Fund was well diversified and sector-neutral. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	Navistar International Corp.	0.4%
2.	WESCO International, Inc.	0.4
3.	Shaw Group, Inc. (The)	0.4
4.	Aeropostale, Inc.	0.4
5.	Forest Laboratories, Inc.	0.4
6.	Constellation Energy Group, Inc.	0.4
7.	Jarden Corp.	0.4
8.	RenaissanceRe Holdings Ltd., (Bermuda)	0.4
9.	Herbalife Ltd. (Cayman Islands)	0.4
10.	Noble Corp. (Switzerland)	0.3

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	American Tower Corp., Class A	0.5%
2.	O’Reilly Automotive, Inc.	0.5
3.	Yum! Brands, Inc.	0.5
4.	PACCAR, Inc.	0.5
5.	Spectra Energy Corp.	0.5
6.	Northeast Utilities	0.5
7.	Martin Marietta Materials, Inc.	0.4
8.	KeyCorp	0.4
9.	NetLogic Microsystems, Inc.	0.4
10.	EQT Corp.	0.4

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Consumer Discretionary	18.3%
Information Technology	13.6
Financials	11.4
Industrials	11.4
Health Care	8.8
Materials	6.2
Energy	5.7
Utilities	4.5
Consumer Staples	3.9
Telecommunication Services	1.3
Short-Term Investment	14.9

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Information Technology	17.0%
Industrials	14.6
Financials	14.5
Consumer Discretionary	13.3
Health Care	10.5
Energy	9.2
Consumer Staples	6.8
Materials	6.6
Utilities	5.9
Telecommunication Services	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total long investments as of June 30, 2010. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2010. The Fund’s composition is subject to change.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(4.90)%	0.17%	1.58%
With Sales Charge*		(9.93)	(0.91)	0.82
CLASS B SHARES	5/23/03
Without CDSC		(5.69)	(0.59)	0.82
With CDSC**		(10.69)	(1.00)	0.82
CLASS C SHARES	5/23/03
Without CDSC		(5.59)	(0.59)	0.83
With CDSC***		(6.59)	(0.59)	0.83
SELECT CLASS SHARES	5/23/03	(4.67)	0.41	1.84

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	29.03%
Russell 3000 Value Index	17.57%

Net Assets as of 6/30/2010 (In Thousands)	$485,986

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains.

FUND PERFORMANCE

The JPMorgan Value Advantage Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s relative outperformance versus the Benchmark was driven by strong stock selection in the energy and consumer discretionary sectors. This relative strength was partially offset by weakness among the Fund’s information technology holdings and the Fund’s overweight in the underperforming consumer staples sector.

Among the Fund’s individual contributors to relative performance were Enterprise Group Holdings LP and Carlisle Cos., Inc. Enterprise Group Holdings LP operates as a master limited partnership involved in the processing, transportation and storage of natural gas and oil. As master limited partnerships generally have steady sources of income, they were granted early access to affordable credit in the months that followed the worst of 2009’s liquidity crisis, benefiting Enterprise Group Holdings LP. Investors also were attracted to the company’s prospects for distribution growth, as it continued to undertake growth initiatives and the demand for natural gas is expected, by many investors, to remain strong. Carlisle Cos., Inc. manufactures and distributes a variety of products across a range of industries, including roofing, construction, foodservice and aircraft manufacturing. The company was able to generate better-than-expected profitability due to aggressive cost cutting measures undertaken during the downturn. As the year progressed, shares of Carlisle Cos., Inc. continued to rise as the company experienced better-than-expected volume growth and profitability in its construction materials business.

Individual detractors from the Fund’s relative performance included Exxon Mobil Corp. and Walgreen Co. Shares of Exxon Mobil Corp. declined following the company’s announced acquisition of XTO Energy, a natural gas producer. Reaction to the XTO Energy acquisition was mixed as some investors felt the company should have used its cash in a more shareholder friendly manner. Shares of Exxon Mobil Corp. declined later in the reporting period over concerns surrounding the oil spill in the Gulf of Mexico and its impact on the company’s earnings generated from offshore drilling activities in the Gulf. Shares of Walgreen Co., a drug retailer, were weak mainly because of concerns about a dispute with pharmacy benefit manager CVS Caremark, robust merger activity in the industry and pressure on the company’s same-store sales (a statistic used in retail industry analysis that compares sales of a company’s stores that have been open for at least one year).

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. Stocks most tied to the cyclical economic recovery, particularly in the small and mid cap space, enjoyed a strong rally following the market bottom in March 2009. The Fund’s portfolio managers believed that many of these stocks were approaching their estimates of fair value and were beginning to trade at less attractive levels. Accordingly, they scaled back the Fund’s exposure to these stocks and the Fund finished the reporting period with significant underweights in the industrials and materials sectors. Bottom-up fundamental research led the Fund’s portfolio managers to several larger-cap stocks with significant excess cash reserves and strong balance sheets. In their view, these stocks, such as Exxon Mobil Corp., appeared to be trading at more attractive levels than many of the cyclically sensitive industrials and materials stocks.

The Fund’s largest overweight was in the consumer discretionary sector. The Fund’s portfolio managers attempted to own retailers with strong brands and recurring revenue business models. They believed that these factors coupled with lower levels of capital spending should contribute to the generation of free cash flow. The Fund’s portfolio managers also found attractive investment opportunities among energy companies involved in the exploration, production, transportation and storage of natural gas, as natural gas is plentiful in North America and is a cleaner burning fuel than oil. In addition, there have been large investments made in natural gas infrastructure and they believed that natural gas would be a more significant source of energy over the long term.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Loews Corp.	3.9%
2.	Wells Fargo & Co.	3.7
3.	Devon Energy Corp.	3.4
4.	Exxon Mobil Corp.	2.4
5.	JM Smucker Co. (The)	2.1
6.	Gap, Inc. (The)	2.1
7.	Merck & Co., Inc.	2.1
8.	Teekay Corp. (Canada)	2.0
9.	AT&T, Inc.	2.0
10.	Oneok, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	33.3%
Energy	16.0
Consumer Discretionary	14.1
Health Care	10.1
Consumer Staples	6.0
Utilities	5.2
Telecommunication Services	3.9
Information Technology	2.6
Industrials	2.3
Materials	1.6
Investment Company	1.2
Short-Term Investment	3.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Value Advantage Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		28.35%	2.49%	2.93%
With Sales Charge*		21.56	1.39	1.89
CLASS C SHARES	2/28/05
Without CDSC		27.72	1.99	2.42
With CDSC**		26.72	1.99	2.42
INSTITUTIONAL CLASS SHARES	2/28/05	29.03	2.90	3.35
SELECT CLASS SHARES	2/28/05	28.70	2.77	3.20

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The Fund has changed the class used in the graph from Class A to Institutional Class because Institutional Class is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.9%
	Consumer Discretionary — 15.2%
	Auto Components — 2.0%
417	Gentex Corp.	7,497
322	Johnson Controls, Inc.	8,639
		16,136
	Automobiles — 1.0%
356	Harley-Davidson, Inc. (c)	7,916
	Diversified Consumer Services — 1.0%
285	Education Management Corp. (a) (c)	4,342
172	Sotheby’s (c)	3,931
		8,273
	Hotels, Restaurants & Leisure — 0.8%
267	Royal Caribbean Cruises Ltd. (a) (c)	6,084
	Household Durables — 1.0%
271	Harman International Industries, Inc. (a) (c)	8,109
	Internet & Catalog Retail — 3.0%
121	Amazon.com, Inc. (a)	13,210
229	HSN, Inc. (a)	5,498
51	NetFlix, Inc. (a) (c)	5,509
		24,217
	Media — 1.7%
424	Walt Disney Co. (The)	13,356
	Specialty Retail — 3.9%
407	Dick’s Sporting Goods, Inc. (a) (c)	10,140
149	J Crew Group, Inc. (a) (c)	5,488
491	OfficeMax, Inc. (a) (c)	6,414
356	Williams-Sonoma, Inc. (c)	8,846
		30,888
	Textiles, Apparel & Luxury Goods — 0.8%
145	Phillips-Van Heusen Corp.	6,691
	Total Consumer Discretionary	121,670
	Consumer Staples — 2.3%
	Beverages — 2.3%
198	Coca-Cola Co. (The)	9,914
223	Dr. Pepper Snapple Group, Inc.	8,338
	Total Consumer Staples	18,252
	Energy — 6.4%
	Energy Equipment & Services — 2.0%
187	Cameron International Corp. (a)	6,097
183	Schlumberger Ltd.	10,149
		16,246
	Oil, Gas & Consumable Fuels — 4.4%
201	Concho Resources, Inc. (a) (c)	11,094
85	EOG Resources, Inc.	8,381
360	Forest Oil Corp. (a)	9,855
151	Southwestern Energy Co. (a)	5,823
		35,153
	Total Energy	51,399
	Financials — 8.3%
	Capital Markets — 2.3%
36	BlackRock, Inc.	5,091
485	Och-Ziff Capital Management Group LLC, Class A	6,107
157	T. Rowe Price Group, Inc. (c)	6,965
		18,163
	Commercial Banks — 2.9%
285	BB&T Corp.	7,496
341	U.S. Bancorp	7,623
310	Wells Fargo & Co.	7,941
		23,060
	Consumer Finance — 1.0%
198	American Express Co.	7,865
	Diversified Financial Services — 1.2%
35	CME Group, Inc.	9,713
	Insurance — 0.9%
141	ACE Ltd., (Switzerland)	7,233
	Total Financials	66,034
	Health Care — 14.9%
	Biotechnology — 2.8%
111	Alexion Pharmaceuticals, Inc. (a) (c) (m)	5,662
335	Celgene Corp. (a)	17,014
		22,676
	Health Care Equipment & Supplies — 2.3%
355	Insulet Corp. (a) (c)	5,341
122	Sirona Dental Systems, Inc. (a)	4,233
198	Thoratec Corp. (a) (c)	8,461
		18,035
	Health Care Providers & Services — 5.9%
132	DaVita, Inc. (a)	8,255
247	Emeritus Corp. (a) (c)	4,024
324	Express Scripts, Inc. (a)	15,220
273	Lincare Holdings, Inc. (a) (c)	8,867
367	UnitedHealth Group, Inc.	10,426
		46,792
	Pharmaceuticals — 3.9%
608	Biovail Corp., (Canada) (c)	11,692

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — Continued
244	Merck & Co., Inc.	8,519
213	Teva Pharmaceutical Industries Ltd., (Israel), ADR	11,084
		31,295
	Total Health Care	118,798
	Industrials — 13.0%
	Aerospace & Defense — 2.8%
146	Goodrich Corp.	9,686
151	HEICO Corp. (c)	5,414
72	Precision Castparts Corp.	7,364
		22,464
	Airlines — 0.8%
533	Delta Air Lines, Inc. (a)	6,257
	Building Products — 1.6%
219	Lennox International, Inc. (c)	9,112
197	Trex Co., Inc. (a) (c)	3,953
		13,065
	Electrical Equipment — 0.7%
388	Generac Holdings, Inc. (a)	5,429
	Machinery — 2.0%
137	Cummins, Inc.	8,942
175	Wabtec Corp. (c)	6,989
		15,931
	Professional Services — 0.6%
205	Robert Half International, Inc. (c)	4,825
	Road & Rail — 2.8%
623	Avis Budget Group, Inc. (a) (c)	6,115
158	Canadian National Railway Co., (Canada) (c)	9,083
193	Landstar System, Inc.	7,518
		22,716
	Trading Companies & Distributors — 1.7%
135	W.W. Grainger, Inc.	13,406
	Total Industrials	104,093
	Information Technology — 34.9%
	Communications Equipment — 2.0%
745	Cisco Systems, Inc. (a)	15,878
	Computers & Peripherals — 10.9%
219	Apple, Inc. (a)	55,173
458	EMC Corp. (a)	8,380
395	Hewlett-Packard Co.	17,100
180	NetApp, Inc. (a)	6,723
		87,376
	Electronic Equipment, Instruments & Components — 1.4%
277	Amphenol Corp., Class A	10,861
	Internet Software & Services — 2.8%
83	Equinix, Inc. (a) (c)	6,709
35	Google, Inc., Class A (a)	15,707
		22,416
	IT Services — 9.4%
142	Alliance Data Systems Corp. (a) (c)	8,452
480	Amdocs Ltd., (United Kingdom) (a)	12,893
411	CGI Group, Inc., (Canada), Class A (a)	6,141
300	Cognizant Technology Solutions Corp., Class A (a)	14,998
379	Hewitt Associates, Inc., Class A (a)	13,064
59	MasterCard, Inc., Class A (c)	11,772
531	Western Union Co. (The)	7,917
		75,237
	Semiconductors & Semiconductor Equipment — 4.8%
370	Broadcom Corp., Class A (c)	12,199
413	Intel Corp.	8,023
267	Lam Research Corp. (a) (c)	10,147
519	Marvell Technology Group Ltd., (Bermuda) (a)	8,184
		38,553
	Software — 3.6%
69	Blackboard, Inc. (a) (c)	2,564
144	Concur Technologies, Inc. (a) (c)	6,129
615	Microsoft Corp.	14,140
250	Taleo Corp., Class A (a) (c)	6,060
		28,893
	Total Information Technology	279,214
	Materials — 3.9%
	Chemicals — 2.0%
232	Sherwin-Williams Co. (The) (c)	16,031
	Containers & Packaging — 1.9%
303	Bemis Co., Inc.	8,176
124	Greif, Inc., Class A	6,859
		15,035
	Total Materials	31,066
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
503	tw telecom, inc. (a)	8,383
	Total Common Stocks (Cost $737,259)	798,909

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.1%
	Investment Company — 0.1%
593	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $593)	593
Investments of Cash Collateral for Securities on Loan — 21.4%
	Investment Company — 21.4%
170,889	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $170,889)	170,889
	Total Investments — 121.4% (Cost $908,741)	970,391
	Liabilities in Excess of Other Assets — (21.4)%	(171,266)
	NET ASSETS — 100.0%	$799,125

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.6%
	Consumer Discretionary — 17.1%
	Auto Components — 0.5%
144	Gentex Corp. (c)	2,584
	Automobiles — 0.5%
100	Harley-Davidson, Inc. (c)	2,223
	Distributors — 0.5%
66	Genuine Parts Co.	2,591
	Diversified Consumer Services — 1.0%
117	Education Management Corp. (a) (c)	1,778
116	H&R Block, Inc.	1,823
49	Sotheby’s (c)	1,118
		4,719
	Hotels, Restaurants & Leisure — 2.4%
11	Chipotle Mexican Grill, Inc. (a) (c)	1,464
27	Darden Restaurants, Inc.	1,036
57	Marriott International, Inc., Class A	1,692
98	MGM Resorts International (a) (c)	947
74	Royal Caribbean Cruises Ltd. (a) (c)	1,687
40	Starwood Hotels & Resorts Worldwide, Inc. (c)	1,669
66	Yum! Brands, Inc.	2,573
		11,068
	Household Durables — 1.5%
83	Fortune Brands, Inc.	3,248
76	Harman International Industries, Inc. (a) (c)	2,274
52	Jarden Corp.	1,400
		6,922
	Internet & Catalog Retail — 1.1%
85	Expedia, Inc.	1,598
65	HSN, Inc. (a)	1,567
19	NetFlix, Inc. (a) (c)	2,065
		5,230
	Media — 2.8%
47	Cablevision Systems Corp., Class A	1,117
86	Clear Channel Outdoor Holdings, Inc., Class A (a)	746
56	Discovery Communications, Inc., Class A (a) (c)	2,007
67	DISH Network Corp., Class A	1,220
145	Gannett Co., Inc.	1,954
89	Lamar Advertising Co., Class A (a) (c)	2,190
31	Omnicom Group, Inc.	1,060
24	Scripps Networks Interactive, Inc., Class A	976
4	Washington Post Co. (The), Class B	1,623
		12,893
	Multiline Retail — 0.2%
45	Macy’s, Inc.	811
	Specialty Retail — 5.3%
8	AutoNation, Inc. (a)	155
13	AutoZone, Inc. (a)	2,415
60	Bed Bath & Beyond, Inc. (a)	2,236
121	Chico’s FAS, Inc.	1,190
116	Dick’s Sporting Goods, Inc. (a) (c)	2,880
108	Express, Inc. (a)	1,771
204	Gap, Inc. (The)	3,962
41	J Crew Group, Inc. (a) (c)	1,524
134	OfficeMax, Inc. (a) (c)	1,751
46	Staples, Inc.	884
50	Tiffany & Co.	1,911
39	TJX Cos., Inc.	1,649
93	Williams-Sonoma, Inc. (c)	2,296
		24,624
	Textiles, Apparel & Luxury Goods — 1.3%
88	Phillips-Van Heusen Corp. (c)	4,063
25	Polo Ralph Lauren Corp.	1,831
		5,894
	Total Consumer Discretionary	79,559
	Consumer Staples — 3.6%
	Beverages — 0.8%
25	Brown-Forman Corp., Class B	1,447
64	Dr. Pepper Snapple Group, Inc.	2,378
		3,825
	Food & Staples Retailing — 0.9%
154	Safeway, Inc.	3,030
33	Whole Foods Market, Inc. (a) (c)	1,181
		4,211
	Food Products — 1.0%
64	JM Smucker Co. (The)	3,848
20	McCormick & Co., Inc. (Non-Voting)	774
		4,622
	Household Products — 0.6%
24	Clorox Co.	1,498
29	Energizer Holdings, Inc. (a)	1,443
		2,941
	Tobacco — 0.3%
18	Lorillard, Inc.	1,260
	Total Consumer Staples	16,859
	Energy — 5.7%
	Energy Equipment & Services — 0.9%
53	Cameron International Corp. (a)	1,728

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
18	CARBO Ceramics, Inc. (c)	1,285
21	Oceaneering International, Inc. (a)	962
		3,975
	Oil, Gas & Consumable Fuels — 4.8%
70	Cabot Oil & Gas Corp.	2,206
49	Concho Resources, Inc. (a)	2,722
101	CVR Energy, Inc. (a)	759
51	Devon Energy Corp.	3,083
98	El Paso Corp.	1,084
130	Forest Oil Corp. (a)	3,551
41	Kinder Morgan Management LLC (a)	2,347
92	Teekay Corp., (Canada)	2,397
228	Williams Cos., Inc. (The)	4,159
		22,308
	Total Energy	26,283
	Financials — 15.4%
	Capital Markets — 2.8%
13	Affiliated Managers Group, Inc. (a)	763
42	Ameriprise Financial, Inc.	1,528
111	Invesco Ltd.	1,866
34	Northern Trust Corp.	1,597
105	Och-Ziff Capital Management Group LLC, Class A (c)	1,321
93	T. Rowe Price Group, Inc. (c)	4,135
125	TD AMERITRADE Holding Corp. (a)	1,910
		13,120
	Commercial Banks — 4.2%
64	BancorpSouth, Inc.	1,139
137	BB&T Corp. (c)	3,599
28	BOK Financial Corp. (c)	1,339
26	City National Corp.	1,327
48	Comerica, Inc.	1,750
25	Cullen/Frost Bankers, Inc.	1,300
88	Fifth Third Bancorp	1,075
82	KeyCorp	629
27	M&T Bank Corp.	2,328
82	SunTrust Banks, Inc.	1,915
75	TCF Financial Corp.	1,252
85	Wilmington Trust Corp.	938
47	Zions Bancorp	1,014
		19,605
	Diversified Financial Services — 0.4%
60	MSCI, Inc., Class A (a)	1,636
	Insurance — 5.6%
38	AON Corp.	1,422
50	Assurant, Inc.	1,728
129	Cincinnati Financial Corp.	3,344
57	HCC Insurance Holdings, Inc.	1,421
131	Loews Corp.	4,364
324	Old Republic International Corp.	3,927
83	OneBeacon Insurance Group Ltd., Class A	1,189
87	Principal Financial Group, Inc.	2,037
44	Symetra Financial Corp.	528
67	Transatlantic Holdings, Inc.	3,199
106	W.R. Berkley Corp.	2,791
		25,950
	Real Estate Investment Trusts (REITs) — 1.7%
80	Kimco Realty Corp.	1,077
14	Public Storage	1,239
57	Regency Centers Corp.	1,964
24	Ventas, Inc.	1,146
35	Vornado Realty Trust	2,521
		7,947
	Real Estate Management & Development — 0.5%
150	Brookfield Properties Corp.	2,104
	Thrifts & Mortgage Finance — 0.2%
86	People’s United Financial, Inc.	1,165
	Total Financials	71,527
	Health Care — 9.6%
	Biotechnology — 0.6%
32	Alexion Pharmaceuticals, Inc. (a) (c)	1,628
65	BioMarin Pharmaceutical, Inc. (a) (c)	1,240
		2,868
	Health Care Equipment & Supplies — 1.8%
35	Beckman Coulter, Inc.	2,122
49	Becton, Dickinson & Co.	3,334
35	Sirona Dental Systems, Inc. (a)	1,205
42	Thoratec Corp. (a)	1,778
		8,439
	Health Care Providers & Services — 5.0%
125	Brookdale Senior Living, Inc. (a) (c)	1,873
72	Community Health Systems, Inc. (a)	2,438
203	Coventry Health Care, Inc. (a)	3,581
48	DaVita, Inc. (a)	3,016
51	Express Scripts, Inc. (a)	2,407
44	Humana, Inc. (a)	1,994
214	Lincare Holdings, Inc. (a) (c)	6,954

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
42	VCA Antech, Inc. (a)	1,045
		23,308
	Health Care Technology — 0.3%
21	Cerner Corp. (a) (c)	1,565
	Life Sciences Tools & Services — 0.8%
39	Covance, Inc. (a) (c)	2,022
37	Illumina, Inc. (a) (c)	1,627
		3,649
	Pharmaceuticals — 1.1%
255	Biovail Corp., (Canada) (c)	4,898
	Total Health Care	44,727
	Industrials — 13.6%
	Aerospace & Defense — 2.7%
25	Alliant Techsystems, Inc. (a)	1,557
54	Goodrich Corp.	3,591
31	L-3 Communications Holdings, Inc.	2,196
50	Precision Castparts Corp.	5,108
		12,452
	Air Freight & Logistics — 0.4%
50	Expeditors International of Washington, Inc.	1,729
	Airlines — 0.7%
272	Delta Air Lines, Inc. (a) (c)	3,190
	Building Products — 0.6%
68	Lennox International, Inc. (c)	2,839
	Commercial Services & Supplies — 2.1%
175	Republic Services, Inc.	5,215
38	Stericycle, Inc. (a) (c)	2,463
58	Waste Connections, Inc. (a) (c)	2,022
		9,700
	Construction & Engineering — 0.4%
77	Aecom Technology Corp. (a) (c)	1,783
	Electrical Equipment — 1.7%
32	AMETEK, Inc.	1,265
43	Cooper Industries plc	1,883
82	Roper Industries, Inc. (c)	4,596
		7,744
	Industrial Conglomerates — 0.7%
87	Carlisle Cos., Inc.	3,150
	Machinery — 2.1%
54	Cummins, Inc.	3,545
55	Snap-On, Inc.	2,262
55	WABCO Holdings, Inc. (a)	1,731
61	Wabtec Corp. (c)	2,420
		9,958
	Professional Services — 0.4%
81	Robert Half International, Inc. (c)	1,910
	Road & Rail — 0.9%
173	Avis Budget Group, Inc. (a) (c)	1,698
70	Landstar System, Inc.	2,710
		4,408
	Trading Companies & Distributors — 0.9%
45	W.W. Grainger, Inc. (c)	4,455
	Total Industrials	63,318
	Information Technology — 16.3%
	Communications Equipment — 1.2%
63	CommScope, Inc. (a)	1,495
29	F5 Networks, Inc. (a) (c)	1,989
86	Juniper Networks, Inc. (a) (c)	1,960
		5,444
	Computers & Peripherals — 0.7%
89	NetApp, Inc. (a) (c)	3,302
	Electronic Equipment, Instruments & Components — 3.3%
132	Amphenol Corp., Class A	5,175
76	Arrow Electronics, Inc. (a)	1,701
32	Dolby Laboratories, Inc., Class A (a) (c)	2,023
247	Tyco Electronics Ltd., (Switzerland)	6,264
		15,163
	Internet Software & Services — 0.5%
26	Equinix, Inc. (a) (c)	2,120
	IT Services — 4.2%
46	Alliance Data Systems Corp. (a) (c)	2,762
155	Amdocs Ltd., (United Kingdom) (a)	4,153
99	CGI Group, Inc., (Canada), Class A (a)	1,474
74	Cognizant Technology Solutions Corp., Class A (a)	3,689
107	Hewitt Associates, Inc., Class A (a)	3,673
10	MasterCard, Inc., Class A (c)	2,085
124	Western Union Co. (The)	1,846
		19,682
	Semiconductors & Semiconductor Equipment — 2.8%
33	Avago Technologies Ltd., (Singapore) (a)	696
89	Broadcom Corp., Class A (c)	2,945
18	Cree, Inc. (a) (c)	1,074

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
204	Marvell Technology Group Ltd., (Bermuda) (a)	3,208
117	MEMC Electronic Materials, Inc. (a) (c)	1,158
54	Microchip Technology, Inc. (c)	1,492
90	Varian Semiconductor Equipment Associates, Inc. (a)	2,579
		13,152
	Software — 3.6%
57	ANSYS, Inc. (a) (c)	2,332
51	Concur Technologies, Inc. (a) (c)	2,194
103	Jack Henry & Associates, Inc.	2,457
71	McAfee, Inc. (a)	2,178
91	MICROS Systems, Inc. (a) (c)	2,903
24	Salesforce.com, Inc. (a) (c)	2,094
117	Synopsys, Inc. (a)	2,434
		16,592
	Total Information Technology	75,455
	Materials — 5.2%
	Chemicals — 3.3%
13	Airgas, Inc.	802
67	Albemarle Corp.	2,646
39	PPG Industries, Inc.	2,368
97	Sherwin-Williams Co. (The) (c)	6,718
55	Sigma-Aldrich Corp.	2,741
		15,275
	Construction Materials — 0.1%
17	Vulcan Materials Co.	741
	Containers & Packaging — 1.8%
71	Ball Corp.	3,772
90	Bemis Co., Inc. (c)	2,435
38	Greif, Inc., Class A	2,083
		8,290
	Total Materials	24,306
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.3%
69	CenturyLink, Inc.	2,308
177	tw telecom, Inc. (a) (c)	2,958
81	Windstream Corp.	851
		6,117
	Wireless Telecommunication Services — 0.4%
61	Telephone & Data Systems, Inc.	1,630
	Total Telecommunication Services	7,747
	Utilities — 5.4%
	Electric Utilities — 0.6%
127	Westar Energy, Inc.	2,749
	Gas Utilities — 2.0%
86	Energen Corp.	3,830
72	EQT Corp.	2,606
61	Oneok, Inc.	2,616
13	Questar Corp. (a)	215
		9,267
	Multi-Utilities — 2.5%
232	CMS Energy Corp.	3,397
60	NSTAR	2,094
55	Wisconsin Energy Corp.	2,786
158	Xcel Energy, Inc.	3,265
		11,542
	Water Utilities — 0.3%
82	American Water Works Co., Inc.	1,685
	Total Utilities	25,243
	Total Common Stocks (Cost $403,482)	435,024
	Investment Company — 1.0%
106	iShares Russell Midcap Growth Index Fund (Cost $4,894)	4,623
Short-Term Investment — 3.0%
	Investment Company — 3.0%
13,890	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $13,890)	13,890
Investments of Cash Collateral for Securities on Loan — 17.9%
	Investment Company — 17.9%
83,284	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $83,284)	83,284
	Total Investments — 115.5% (Cost $505,550)	536,821
	Liabilities in Excess of Other Assets — (15.5)%	(71,884)
	NET ASSETS — 100.0%	$464,937

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 17.8%
	Auto Components — 1.2%
831	Gentex Corp.	14,944
	Automobiles — 1.0%
578	Harley-Davidson, Inc.	12,853
	Diversified Consumer Services — 1.4%
799	Education Management Corp. (a) (c)	12,186
283	Sotheby’s	6,461
		18,647
	Hotels, Restaurants & Leisure — 2.6%
62	Chipotle Mexican Grill, Inc. (a)	8,455
568	MGM Resorts International (a) (c)	5,475
428	Royal Caribbean Cruises Ltd. (a) (c)	9,750
233	Starwood Hotels & Resorts Worldwide, Inc.	9,666
		33,346
	Household Durables — 1.0%
440	Harman International Industries, Inc. (a)	13,160
	Internet & Catalog Retail — 1.6%
378	HSN, Inc. (a)	9,065
110	NetFlix, Inc. (a) (c)	11,964
		21,029
	Media — 1.9%
325	Discovery Communications, Inc., Class A (a)	11,606
517	Lamar Advertising Co., Class A (a)	12,667
		24,273
	Specialty Retail — 5.1%
697	Chico’s FAS, Inc.	6,887
669	Dick’s Sporting Goods, Inc. (a)	16,654
626	Express, Inc. (a)	10,241
239	J Crew Group, Inc. (a)	8,805
776	OfficeMax, Inc. (a)	10,131
535	Williams-Sonoma, Inc.	13,284
		66,002
	Textiles, Apparel & Luxury Goods — 2.0%
318	Phillips-Van Heusen Corp.	14,728
145	Polo Ralph Lauren Corp.	10,608
		25,336
	Total Consumer Discretionary	229,590
	Consumer Staples — 1.6%
	Beverages — 1.1%
368	Dr. Pepper Snapple Group, Inc.	13,744
	Food & Staples Retailing — 0.5%
190	Whole Foods Market, Inc. (a)	6,837
	Total Consumer Staples	20,581
	Energy — 5.6%
	Energy Equipment & Services — 1.8%
308	Cameron International Corp. (a)	10,002
103	CARBO Ceramics, Inc.	7,436
124	Oceaneering International, Inc. (a)	5,568
		23,006
	Oil, Gas & Consumable Fuels — 3.8%
407	Cabot Oil & Gas Corp.	12,749
285	Concho Resources, Inc. (a)	15,752
750	Forest Oil Corp. (a)	20,530
		49,031
	Total Energy	72,037
	Financials — 7.1%
	Capital Markets — 3.5%
641	Invesco Ltd.	10,790
727	Och-Ziff Capital Management Group LLC, Class A	9,157
323	T. Rowe Price Group, Inc.	14,358
722	TD AMERITRADE Holding Corp. (a)	11,041
		45,346
	Commercial Banks — 2.2%
356	BB&T Corp.	9,367
194	BOK Financial Corp.	9,190
275	Comerica, Inc.	10,117
		28,674
	Diversified Financial Services — 0.7%
346	MSCI, Inc., Class A (a)	9,467
	Insurance — 0.7%
332	HCC Insurance Holdings, Inc.	8,215
	Total Financials	91,702
	Health Care — 14.3%
	Biotechnology — 1.3%
184	Alexion Pharmaceuticals, Inc. (a)	9,419
378	BioMarin Pharmaceutical, Inc. (a) (c)	7,165
		16,584
	Health Care Equipment & Supplies — 2.3%
203	Beckman Coulter, Inc.	12,257
200	Sirona Dental Systems, Inc. (a)	6,978
231	Thoratec Corp. (a)	9,871
		29,106

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — 6.2%
722	Brookdale Senior Living, Inc. (a)	10,833
644	Coventry Health Care, Inc. (a)	11,381
279	DaVita, Inc. (a)	17,436
296	Express Scripts, Inc. (a)	13,918
252	Humana, Inc. (a)	11,519
474	Lincare Holdings, Inc. (a)	15,419
		80,506
	Health Care Technology — 0.7%
119	Cerner Corp. (a)	9,053
	Life Sciences Tools & Services — 1.6%
228	Covance, Inc. (a)	11,699
216	Illumina, Inc. (a)	9,402
		21,101
	Pharmaceuticals — 2.2%
1,473	Biovail Corp., (Canada)	28,335
	Total Health Care	184,685
	Industrials — 18.3%
	Aerospace & Defense — 2.6%
314	Goodrich Corp.	20,783
125	Precision Castparts Corp.	12,829
		33,612
	Air Freight & Logistics — 0.8%
290	Expeditors International of Washington, Inc.	10,008
	Airlines — 1.4%
1,570	Delta Air Lines, Inc. (a)	18,450
	Building Products — 1.3%
395	Lennox International, Inc.	16,420
	Commercial Services & Supplies — 2.0%
217	Stericycle, Inc. (a)	14,255
335	Waste Connections, Inc. (a)	11,690
		25,945
	Construction & Engineering — 0.8%
447	Aecom Technology Corp. (a)	10,308
	Electrical Equipment — 1.0%
236	Roper Industries, Inc.	13,231
	Industrial Conglomerates — 0.8%
301	Carlisle Cos., Inc.	10,882
	Machinery — 2.7%
315	Cummins, Inc.	20,500
351	Wabtec Corp.	13,994
		34,494
	Professional Services — 0.9%
469	Robert Half International, Inc.	11,039
	Road & Rail — 2.0%
1,000	Avis Budget Group, Inc. (a)	9,822
402	Landstar System, Inc.	15,678
		25,500
	Trading Companies & Distributors — 2.0%
259	W.W. Grainger, Inc.	25,757
	Total Industrials	235,646
	Information Technology — 27.9%
	Communications Equipment — 2.4%
364	CommScope, Inc. (a)	8,652
168	F5 Networks, Inc. (a)	11,492
497	Juniper Networks, Inc. (a)	11,342
		31,486
	Computers & Peripherals — 1.5%
512	NetApp, Inc. (a)	19,092
	Electronic Equipment, Instruments & Components — 3.3%
374	Amphenol Corp., Class A	14,690
187	Dolby Laboratories, Inc., Class A (a)	11,710
635	Tyco Electronics Ltd., (Switzerland)	16,111
		42,511
	Internet Software & Services — 1.0%
151	Equinix, Inc. (a)	12,241
	IT Services — 8.9%
268	Alliance Data Systems Corp. (a) (c)	15,975
894	Amdocs Ltd., (United Kingdom) (a)	24,010
677	CGI Group, Inc., (Canada), Class A (a)	10,102
427	Cognizant Technology Solutions Corp., Class A (a)	21,351
617	Hewitt Associates, Inc., Class A (a)	21,244
61	MasterCard, Inc., Class A	12,087
716	Western Union Co. (The)	10,671
		115,440
	Semiconductors & Semiconductor Equipment — 5.6%
517	Broadcom Corp., Class A	17,036
104	Cree, Inc. (a)	6,231
1,177	Marvell Technology Group Ltd., (Bermuda) (a)	18,551
678	MEMC Electronic Materials, Inc. (a)	6,694
311	Microchip Technology, Inc. (c)	8,627

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
521	Varian Semiconductor Equipment Associates, Inc. (a)	14,920
		72,059
	Software — 5.2%
332	ANSYS, Inc. (a)	13,486
297	Concur Technologies, Inc. (a)	12,693
410	McAfee, Inc. (a)	12,604
527	MICROS Systems, Inc. (a)	16,796
141	Salesforce.com, Inc. (a)	12,118
		67,697
	Total Information Technology	360,526
	Materials — 4.2%
	Chemicals — 2.0%
376	Sherwin-Williams Co. (The)	26,016
	Containers & Packaging — 2.2%
521	Bemis Co., Inc.	14,078
257	Greif, Inc., Class A	14,279
		28,357
	Total Materials	54,373
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
1,026	tw telecom, inc. (a)	17,108
	Total Common Stocks (Cost $1,113,753)	1,266,248
Short-Term Investment — 0.8%
	Investment Company — 0.8%
9,676	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $9,676)	9,676
Investments of Cash Collateral for Securities on Loan — 3.6%
	Investment Company — 3.6%
46,515	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $46,515)	46,515
	Total Investments — 102.5% (Cost $1,169,944)	1,322,439
	Liabilities in Excess of Other Assets — (2.5)%	(32,197)
	NET ASSETS — 100.0%	$1,290,242

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Consumer Discretionary — 18.2%
	Distributors — 1.2%
1,490	Genuine Parts Co.	58,781
	Diversified Consumer Services — 0.8%
2,630	H&R Block, Inc.	41,269
	Hotels, Restaurants & Leisure — 2.4%
603	Darden Restaurants, Inc.	23,421
1,275	Marriott International, Inc., Class A	38,176
1,495	Yum! Brands, Inc.	58,369
		119,966
	Household Durables — 2.1%
1,892	Fortune Brands, Inc.	74,136
1,177	Jarden Corp.	31,617
		105,753
	Internet & Catalog Retail — 0.7%
1,927	Expedia, Inc.	36,183
	Media — 4.0%
1,047	Cablevision Systems Corp., Class A	25,148
2,560	Clear Channel Outdoor Holdings, Inc., Class A (a)	22,217
1,538	DISH Network Corp., Class A	27,915
3,308	Gannett Co., Inc.	44,522
697	Omnicom Group, Inc.	23,917
559	Scripps Networks Interactive, Inc., Class A	22,554
98	Washington Post Co. (The), Class B	40,034
		206,307
	Multiline Retail — 0.4%
1,183	Macy’s, Inc.	21,176
	Specialty Retail — 5.9%
181	AutoNation, Inc. (a) (c)	3,538
283	AutoZone, Inc. (a)	54,639
1,378	Bed Bath & Beyond, Inc. (a)	51,081
4,781	Gap, Inc. (The)	93,042
1,047	Staples, Inc.	19,950
1,142	Tiffany & Co.	43,287
886	TJX Cos., Inc.	37,176
		302,713
	Textiles, Apparel & Luxury Goods — 0.7%
744	Phillips-Van Heusen Corp.	34,402
	Total Consumer Discretionary	926,550
	Consumer Staples — 5.9%
	Beverages — 0.6%
571	Brown-Forman Corp., Class B	32,672
	Food & Staples Retailing — 1.3%
3,502	Safeway, Inc.	68,851
	Food Products — 2.1%
1,459	JM Smucker Co. (The)	87,867
456	McCormick & Co., Inc. (Non-Voting)	17,306
		105,173
	Household Products — 1.3%
543	Clorox Co.	33,781
650	Energizer Holdings, Inc. (a)	32,677
		66,458
	Tobacco — 0.6%
394	Lorillard, Inc.	28,324
	Total Consumer Staples	301,478
	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
2,801	CVR Energy, Inc. (a)	21,063
1,149	Devon Energy Corp.	69,993
2,655	El Paso Corp.	29,501
1,194	Kinder Morgan Management LLC (a)	67,541
2,076	Teekay Corp., (Canada)	54,341
5,178	Williams Cos., Inc. (The)	94,645
	Total Energy	337,084
	Financials — 25.3%
	Capital Markets — 2.5%
287	Affiliated Managers Group, Inc. (a)	17,468
967	Ameriprise Financial, Inc.	34,934
775	Northern Trust Corp.	36,183
843	T. Rowe Price Group, Inc.	37,407
		125,992
	Commercial Banks — 6.8%
1,459	BancorpSouth, Inc.	26,080
1,707	BB&T Corp.	44,898
585	City National Corp.	29,964
572	Cullen/Frost Bankers, Inc.	29,375
2,003	Fifth Third Bancorp	24,611
1,850	KeyCorp	14,226
617	M&T Bank Corp. (c)	52,418
1,864	SunTrust Banks, Inc.	43,438
2,184	TCF Financial Corp.	36,283
1,909	Wilmington Trust Corp.	21,170
1,059	Zions Bancorp	22,832
		345,295

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 11.1%
866	AON Corp.	32,146
1,124	Assurant, Inc.	38,990
2,919	Cincinnati Financial Corp.	75,504
2,991	Loews Corp.	99,627
7,308	Old Republic International Corp.	88,646
2,478	OneBeacon Insurance Group Ltd., Class A	35,489
1,972	Principal Financial Group, Inc.	46,218
971	Symetra Financial Corp.	11,646
1,516	Transatlantic Holdings, Inc.	72,712
2,397	W.R. Berkley Corp.	63,417
		564,395
	Real Estate Investment Trusts (REITs) — 3.5%
1,808	Kimco Realty Corp.	24,304
309	Public Storage	27,124
1,304	Regency Centers Corp.	44,851
551	Ventas, Inc.	25,888
785	Vornado Realty Trust	57,262
		179,429
	Real Estate Management & Development — 0.9%
3,397	Brookfield Properties Corp. (c)	47,697
	Thrifts & Mortgage Finance — 0.5%
1,974	People’s United Financial, Inc.	26,653
	Total Financials	1,289,461
	Health Care — 5.7%
	Health Care Equipment & Supplies — 1.5%
1,121	Becton, Dickinson & Co.	75,802
	Health Care Providers & Services — 4.2%
1,639	Community Health Systems, Inc. (a)	55,416
2,067	Coventry Health Care, Inc. (a)	36,552
2,999	Lincare Holdings, Inc. (a)	97,486
950	VCA Antech, Inc. (a)	23,514
		212,968
	Total Health Care	288,770
	Industrials — 10.0%
	Aerospace & Defense — 2.9%
567	Alliant Techsystems, Inc. (a)	35,184
704	L-3 Communications Holdings, Inc.	49,857
617	Precision Castparts Corp.	63,492
		148,533
	Commercial Services & Supplies — 2.3%
3,992	Republic Services, Inc.	118,681
	Electrical Equipment — 2.4%
712	AMETEK, Inc.	28,578
970	Cooper Industries plc	42,684
937	Roper Industries, Inc.	52,412
		123,674
	Industrial Conglomerates — 0.6%
792	Carlisle Cos., Inc.	28,623
	Machinery — 1.8%
1,255	Snap-On, Inc.	51,358
1,244	WABCO Holdings, Inc. (a)	39,158
		90,516
	Total Industrials	510,027
	Information Technology — 6.0%
	Electronic Equipment, Instruments & Components — 3.5%
1,523	Amphenol Corp., Class A	59,808
1,725	Arrow Electronics, Inc. (a)	38,547
3,116	Tyco Electronics Ltd., (Switzerland)	79,074
		177,429
	Semiconductors & Semiconductor Equipment — 0.3%
746	Avago Technologies Ltd., (Singapore) (a) (c)	15,701
	Software — 2.2%
2,334	Jack Henry & Associates, Inc.	55,736
2,646	Synopsys, Inc. (a)	55,224
		110,960
	Total Information Technology	304,090
	Materials — 6.8%
	Chemicals — 4.8%
292	Airgas, Inc.	18,146
1,514	Albemarle Corp.	60,102
889	PPG Industries, Inc.	53,723
749	Sherwin-Williams Co. (The)	51,815
1,250	Sigma-Aldrich Corp.	62,273
		246,059
	Construction Materials — 0.3%
385	Vulcan Materials Co.	16,866
	Containers & Packaging — 1.7%
1,624	Ball Corp.	85,810
	Total Materials	348,735
	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 1.4%
1,573	CenturyLink, Inc.	52,400

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Diversified Telecommunication Services — Continued
1,807	Windstream Corp.	19,078
		71,478
	Wireless Telecommunication Services — 1.1%
2,053	Telephone & Data Systems, Inc.	54,499
	Total Telecommunication Services	125,977
	Utilities — 11.3%
	Electric Utilities — 1.2%
2,889	Westar Energy, Inc.	62,425
	Gas Utilities — 4.1%
1,966	Energen Corp.	87,131
1,638	EQT Corp.	59,204
1,374	Oneok, Inc.	59,429
291	Questar Corp. (a)	4,696
		210,460
	Multi-Utilities — 5.2%
5,271	CMS Energy Corp.	77,213
1,356	NSTAR (c)	47,453
1,247	Wisconsin Energy Corp.	63,273
3,600	Xcel Energy, Inc.	74,200
		262,139
	Water Utilities — 0.8%
1,849	American Water Works Co., Inc.	38,093
	Total Utilities	573,117
	Total Common Stocks (Cost $4,749,654)	5,005,289
Short-Term Investment — 3.2%
	Investment Company — 3.2%
162,235	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $162,235)	162,235
Investments of Cash Collateral for Securities on Loan — 1.7%
	Investment Company — 1.7%
85,595	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $85,595)	85,595
	Total Investments — 103.2% (Cost $4,997,484)	5,253,119
	Liabilities in Excess of Other Assets — (3.2)%	(164,389)
	NET ASSETS — 100.0%	$5,088,730

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.2% (j)
	Common Stocks — 85.3%
	Consumer Discretionary — 18.4%
	Auto Components — 1.7%
35	Autoliv, Inc., (Sweden) (a)	1,660
35	BorgWarner, Inc. (a)	1,325
97	Cooper Tire & Rubber Co.	1,894
128	Dana Holding Corp. (a)	1,283
138	Goodyear Tire & Rubber Co. (The) (a)	1,368
25	Tenneco, Inc. (a)	527
67	TRW Automotive Holdings Corp. (a)	1,852
		9,909
	Automobiles — 0.3%
190	Ford Motor Co. (a)	1,920
	Distributors — 0.1%
10	Genuine Parts Co.	383
	Diversified Consumer Services — 2.1%
44	Apollo Group, Inc., Class A (a)	1,855
78	Bridgepoint Education, Inc. (a)	1,240
42	Career Education Corp. (a)	963
186	Corinthian Colleges, Inc. (a)	1,837
90	H&R Block, Inc.	1,407
22	ITT Educational Services, Inc. (a)	1,825
73	Sotheby’s	1,670
59	Weight Watchers International, Inc.	1,525
		12,322
	Hotels, Restaurants & Leisure — 1.7%
39	Bally Technologies, Inc. (a)	1,259
29	Bob Evans Farms, Inc.	712
128	Brinker International, Inc.	1,852
15	Cheesecake Factory, Inc. (The) (a)	339
33	Cracker Barrel Old Country Store, Inc.	1,515
12	Las Vegas Sands Corp. (a)	272
53	Penn National Gaming, Inc. (a)	1,233
22	Starwood Hotels & Resorts Worldwide, Inc.	920
70	Wyndham Worldwide Corp.	1,407
		9,509
	Household Durables — 1.6%
183	D.R. Horton, Inc.	1,795
46	Garmin Ltd., (Cayman Islands)	1,352
75	Jarden Corp.	2,025
19	Leggett & Platt, Inc.	384
21	Mohawk Industries, Inc. (a)	947
116	Pulte Group, Inc. (a)	959
20	Whirlpool Corp.	1,737
		9,199
	Internet & Catalog Retail — 0.8%
16	Amazon.com, Inc. (a)	1,726
98	Expedia, Inc.	1,835
9	NetFlix, Inc. (a)	952
		4,513
	Leisure Equipment & Products — 0.5%
211	Eastman Kodak Co. (a)	915
7	Mattel, Inc.	157
33	Polaris Industries, Inc.	1,816
		2,888
	Media — 2.8%
135	CBS Corp. (Non-Voting), Class B	1,749
33	Cinemark Holdings, Inc.	433
52	DISH Network Corp., Class A	950
69	Gannett Co., Inc.	935
72	Liberty Global, Inc., Class A (a)	1,861
23	Liberty Media Corp. - Capital, Class A (a)	979
64	McGraw-Hill Cos., Inc. (The)	1,809
73	New York Times Co. (The), Class A (a)	628
123	News Corp., Class A	1,468
39	Omnicom Group, Inc.	1,324
34	Time Warner, Inc.	971
55	Valassis Communications, Inc. (a)	1,748
60	Virgin Media, Inc.	1,005
		15,860
	Multiline Retail — 0.6%
28	Big Lots, Inc. (a)	908
44	J.C. Penney Co., Inc.	952
100	Macy’s, Inc.	1,799
		3,659
	Specialty Retail — 4.1%
72	Aeropostale, Inc. (a)	2,066
81	AnnTaylor Stores Corp. (a)	1,314
99	Cabela’s, Inc. (a)	1,394
116	Collective Brands, Inc. (a)	1,835
78	Foot Locker, Inc.	979
103	GameStop Corp., Class A (a)	1,940
42	Guess?, Inc.	1,324
34	Gymboree Corp. (a)	1,431
45	Jo-Ann Stores, Inc. (a)	1,682
83	Limited Brands, Inc.	1,827

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Specialty Retail — Continued
69	OfficeMax, Inc. (a)	904
103	Penske Automotive Group, Inc. (a)	1,174
47	Rent-A-Center, Inc. (a)	953
32	Ross Stores, Inc.	1,687
34	Tiffany & Co.	1,289
76	Williams-Sonoma, Inc.	1,891
		23,690
	Textiles, Apparel & Luxury Goods — 2.1%
70	Carter’s, Inc. (a)	1,849
7	Deckers Outdoor Corp. (a)	952
54	Fossil, Inc. (a)	1,889
41	Hanesbrands, Inc. (a)	997
109	Jones Apparel Group, Inc.	1,726
53	Skechers U.S.A., Inc., Class A (a)	1,953
14	V.F. Corp.	976
45	Warnaco Group, Inc. (The) (a)	1,613
		11,955
	Total Consumer Discretionary	105,807
	Consumer Staples — 3.9%
	Beverages — 0.0% (g)
3	Dr. Pepper Snapple Group, Inc.	103
	Food & Staples Retailing — 0.1%
15	Safeway, Inc.	295
	Food Products — 1.7%
39	Archer-Daniels-Midland Co.	1,013
45	Corn Products International, Inc.	1,354
26	Dean Foods Co. (a)	259
70	Del Monte Foods Co.	1,007
48	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	977
19	Lancaster Colony Corp.	1,009
28	Sanderson Farms, Inc.	1,403
71	Sara Lee Corp.	999
95	Tyson Foods, Inc., Class A	1,552
		9,573
	Household Products — 0.2%
27	Energizer Holdings, Inc. (a)	1,342
	Personal Products — 0.8%
44	Herbalife Ltd., (Cayman Islands)	2,020
29	NBTY, Inc. (a)	989
64	Nu Skin Enterprises, Inc., Class A	1,594
		4,603
	Tobacco — 1.1%
71	Altria Group, Inc.	1,419
27	Lorillard, Inc.	1,917
34	Reynolds American, Inc.	1,793
35	Universal Corp.	1,404
		6,533
	Total Consumer Staples	22,449
	Energy — 5.7%
	Energy Equipment & Services — 2.2%
74	Atwood Oceanics, Inc. (a)	1,891
131	Complete Production Services, Inc. (a)	1,877
22	Exterran Holdings, Inc. (a)	576
54	National Oilwell Varco, Inc.	1,791
65	Noble Corp., (Switzerland) (a)	2,018
25	Oil States International, Inc. (a)	986
44	Rowan Cos., Inc. (a)	960
38	Transocean Ltd., (Switzerland) (a)	1,779
24	Unit Corp. (a)	971
		12,849
	Oil, Gas & Consumable Fuels — 3.5%
51	Anadarko Petroleum Corp.	1,831
21	Apache Corp.	1,790
87	Chesapeake Energy Corp.	1,825
26	Cimarex Energy Co.	1,876
32	Concho Resources, Inc. (a)	1,789
25	ConocoPhillips	1,221
30	Devon Energy Corp.	1,829
27	Forest Oil Corp. (a)	748
9	Hess Corp.	466
32	Marathon Oil Corp.	981
37	Newfield Exploration Co. (a)	1,787
85	Quicksilver Resources, Inc. (a)	930
32	Swift Energy Co. (a)	864
29	Valero Energy Corp.	512
73	Williams Cos., Inc. (The)	1,337
		19,786
	Total Energy	32,635
	Financials — 11.4%
	Capital Markets — 0.6%
5	Ameriprise Financial, Inc.	182
54	Bank of New York Mellon Corp. (The)	1,331
14	Goldman Sachs Group, Inc. (The)	1,803
8	State Street Corp.	272
		3,588

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Banks — 2.6%
39	Bank of Hawaii Corp.	1,899
26	Cullen/Frost Bankers, Inc.	1,351
119	FNB Corp.	954
98	Fulton Financial Corp.	947
19	M&T Bank Corp.	1,584
25	PNC Financial Services Group, Inc.	1,399
39	Prosperity Bancshares, Inc.	1,371
36	Signature Bank (a)	1,379
42	TCF Financial Corp.	695
66	Trustmark Corp.	1,368
52	Wells Fargo & Co.	1,320
28	Wintrust Financial Corp.	946
		15,213
	Consumer Finance — 1.1%
70	AmeriCredit Corp. (a)	1,272
46	Capital One Financial Corp.	1,835
43	Cash America International, Inc.	1,471
173	SLM Corp. (a)	1,796
		6,374
	Diversified Financial Services — 0.4%
409	Citigroup, Inc. (a)	1,537
24	NYSE Euronext	657
		2,194
	Insurance — 5.7%
33	ACE Ltd., (Switzerland)	1,689
43	Aflac, Inc.	1,838
38	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,739
60	American Financial Group, Inc.	1,628
25	Arch Capital Group Ltd., (Bermuda) (a)	1,855
55	Assurant, Inc.	1,923
27	Chubb Corp.	1,331
58	CNA Financial Corp. (a)	1,488
351	CNO Financial Group, Inc. (a)	1,739
52	Endurance Specialty Holdings Ltd., (Bermuda)	1,946
43	Hartford Financial Services Group, Inc.	950
20	MetLife, Inc.	751
102	Montpelier Re Holdings Ltd., (Bermuda)	1,526
42	Platinum Underwriters Holdings Ltd., (Bermuda)	1,530
10	ProAssurance Corp. (a)	548
78	Protective Life Corp.	1,667
28	Prudential Financial, Inc.	1,522
36	RenaissanceRe Holdings Ltd., (Bermuda)	2,023
9	StanCorp Financial Group, Inc.	349
27	Torchmark Corp.	1,327
31	Travelers Cos., Inc. (The)	1,551
38	W.R. Berkley Corp.	996
59	XL Capital Ltd., (Bermuda), Class A	951
		32,867
	Real Estate Investment Trusts (REITs) — 0.7%
44	Colonial Properties Trust	643
35	Douglas Emmett, Inc. (m)	493
54	Duke Realty Corp.	607
22	Liberty Property Trust	638
7	Simon Property Group, Inc.	604
16	Taubman Centers, Inc.	584
8	Vornado Realty Trust	562
		4,131
	Thrifts & Mortgage Finance — 0.3%
81	Hudson City Bancorp, Inc.	996
36	New York Community Bancorp, Inc.	547
		1,543
	Total Financials	65,910
	Health Care — 8.9%
	Biotechnology — 1.5%
28	Amgen, Inc. (a)	1,494
49	Amylin Pharmaceuticals, Inc. (a)	916
32	Cephalon, Inc. (a)	1,841
70	InterMune, Inc. (a)	653
81	Isis Pharmaceuticals, Inc. (a)	780
10	Myriad Genetics, Inc. (a)	156
31	Onyx Pharmaceuticals, Inc. (a)	662
36	United Therapeutics Corp. (a)	1,753
		8,255
	Health Care Equipment & Supplies — 1.2%
134	Hologic, Inc. (a)	1,870
18	Hospira, Inc. (a)	1,031
27	Integra LifeSciences Holdings Corp. (a)	985
6	Intuitive Surgical, Inc. (a)	1,788
9	Kinetic Concepts, Inc. (a)	313
28	Sirona Dental Systems, Inc. (a)	963
		6,950
	Health Care Providers & Services — 3.3%
43	Amedisys, Inc. (a)	1,874
32	AmerisourceBergen Corp.	1,029
55	Cardinal Health, Inc.	1,835

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Health Care Providers & Services — Continued
56	Community Health Systems, Inc. (a)	1,887
12	Emergency Medical Services Corp., Class A (a)	584
28	Express Scripts, Inc. (a)	1,322
101	Healthsouth Corp. (a)	1,882
106	Healthspring, Inc. (a)	1,649
43	Humana, Inc. (a)	1,982
6	McKesson Corp.	429
33	Medco Health Solutions, Inc. (a)	1,823
79	Omnicare, Inc.	1,870
20	WellPoint, Inc. (a)	977
		19,143
	Life Sciences Tools & Services — 0.6%
16	Bio-Rad Laboratories, Inc., Class A (a)	1,378
15	Life Technologies Corp. (a)	731
20	Waters Corp. (a)	1,305
		3,414
	Pharmaceuticals — 2.3%
62	Bristol-Myers Squibb Co.	1,547
58	Eli Lilly & Co.	1,937
85	Endo Pharmaceuticals Holdings, Inc. (a)	1,854
74	Forest Laboratories, Inc. (a)	2,027
87	Impax Laboratories, Inc. (a)	1,658
173	King Pharmaceuticals, Inc. (a)	1,315
85	Medicis Pharmaceutical Corp., Class A	1,870
82	Nektar Therapeutics (a)	997
		13,205
	Total Health Care	50,967
	Industrials — 11.4%
	Aerospace & Defense — 2.0%
16	Alliant Techsystems, Inc. (a)	987
16	General Dynamics Corp.	957
22	ITT Corp.	992
26	L-3 Communications Holdings, Inc.	1,809
19	Lockheed Martin Corp.	1,382
33	Northrop Grumman Corp.	1,776
38	Raytheon Co.	1,836
24	Triumph Group, Inc.	1,584
		11,323
	Air Freight & Logistics — 0.5%
36	Atlas Air Worldwide Holdings, Inc. (a)	1,729
23	United Parcel Service, Inc., Class B	1,315
		3,044
	Airlines — 0.3%
88	UAL Corp. (a)	1,808
	Building Products — 0.6%
21	A.O. Smith Corp.	1,025
87	Masco Corp.	941
59	Owens Corning (a)	1,771
		3,737
	Commercial Services & Supplies — 0.6%
69	Deluxe Corp.	1,303
60	R.R. Donnelley & Sons Co.	974
27	United Stationers, Inc. (a)	1,469
		3,746
	Construction & Engineering — 1.0%
81	EMCOR Group, Inc. (a)	1,875
44	MasTec, Inc. (a)	411
60	Shaw Group, Inc. (The) (a)	2,067
37	URS Corp. (a)	1,468
		5,821
	Electrical Equipment — 1.5%
57	Belden, Inc.	1,249
46	EnerSys (a)	979
64	General Cable Corp. (a)	1,719
89	GrafTech International Ltd. (a)	1,301
33	Regal-Beloit Corp.	1,864
44	Thomas & Betts Corp. (a)	1,536
		8,648
	Industrial Conglomerates — 0.6%
47	General Electric Co.	678
99	Textron, Inc.	1,680
28	Tyco International Ltd., (Switzerland)	981
		3,339
	Machinery — 2.7%
69	ArvinMeritor, Inc. (a)	904
26	Briggs & Stratton Corp.	443
8	Crane Co.	240
9	Deere & Co.	507
15	Eaton Corp.	963
46	Graco, Inc.	1,310
34	Joy Global, Inc.	1,712
42	Navistar International Corp. (a)	2,083
4	Nordson Corp.	239
56	Oshkosh Corp. (a)	1,750
34	SPX Corp.	1,801

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
67	Timken Co.	1,742
32	Toro Co. (The)	1,566
		15,260
	Marine — 0.2%
32	Alexander & Baldwin, Inc.	955
	Road & Rail — 0.8%
125	Avis Budget Group, Inc. (a)	1,223
51	Con-way, Inc.	1,523
6	CSX Corp.	302
27	Norfolk Southern Corp.	1,415
		4,463
	Trading Companies & Distributors — 0.6%
54	Applied Industrial Technologies, Inc.	1,356
61	WESCO International, Inc. (a)	2,069
		3,425
	Total Industrials	65,569
	Information Technology — 13.6%
	Communications Equipment — 2.7%
175	Arris Group, Inc. (a)	1,787
77	Blue Coat Systems, Inc. (a)	1,566
40	CommScope, Inc. (a)	961
50	Comtech Telecommunications Corp. (a)	1,484
20	F5 Networks, Inc. (a)	1,378
44	Harris Corp.	1,829
57	InterDigital, Inc. (a)	1,412
293	Motorola, Inc. (a)	1,910
52	Plantronics, Inc.	1,492
219	Tellabs, Inc.	1,399
		15,218
	Computers & Peripherals — 1.3%
37	Diebold, Inc.	1,010
53	Lexmark International, Inc., Class A (a)	1,762
22	SanDisk Corp. (a)	943
140	Seagate Technology, (Cayman Islands) (a)	1,822
60	Western Digital Corp. (a)	1,814
		7,351
	Electronic Equipment, Instruments & Components — 1.9%
79	Arrow Electronics, Inc. (a)	1,772
59	Avnet, Inc. (a)	1,433
116	Celestica, Inc., (Canada) (a)	938
110	Corning, Inc.	1,776
164	Flextronics International Ltd., (Singapore) (a)	920
43	Tech Data Corp. (a)	1,518
38	Tyco Electronics Ltd., (Switzerland)	952
239	Vishay Intertechnology, Inc. (a)	1,847
		11,156
	Internet Software & Services — 0.5%
31	EarthLink, Inc.	248
34	GSI Commerce, Inc. (a)	978
83	IAC/InterActiveCorp. (a)	1,826
		3,052
	IT Services — 2.1%
47	Accenture plc, (Ireland), Class A	1,822
22	Alliance Data Systems Corp. (a)	1,299
14	Amdocs Ltd., (United Kingdom) (a)	378
91	Broadridge Financial Solutions, Inc.	1,730
20	CACI International, Inc., Class A (a)	867
22	Computer Sciences Corp.	976
101	Convergys Corp. (a)	990
26	Lender Processing Services, Inc.	825
82	Unisys Corp. (a)	1,512
92	VeriFone Systems, Inc. (a)	1,744
		12,143
	Office Electronics — 0.2%
118	Xerox Corp.	950
	Semiconductors & Semiconductor Equipment — 3.7%
236	Advanced Micro Devices, Inc. (a)	1,730
309	Amkor Technology, Inc. (a)	1,701
47	Atheros Communications, Inc. (a)	1,287
215	Fairchild Semiconductor International, Inc. (a)	1,808
82	Integrated Device Technology, Inc. (a)	407
56	Intersil Corp., Class A	681
52	KLA-Tencor Corp.	1,456
35	Lam Research Corp. (a)	1,319
221	Micron Technology, Inc. (a)	1,878
136	National Semiconductor Corp.	1,831
64	Novellus Systems, Inc. (a)	1,617
155	ON Semiconductor Corp. (a)	987
443	RF Micro Devices, Inc. (a)	1,734
78	SunPower Corp., Class A (a)	942

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
180	Teradyne, Inc. (a)	1,752
36	TriQuint Semiconductor, Inc. (a)	218
		21,348
	Software — 1.2%
187	Activision Blizzard, Inc.	1,960
45	AsiaInfo Holdings, Inc., (China) (a)	979
53	CA, Inc.	977
165	Cadence Design Systems, Inc. (a)	957
69	Quest Software, Inc. (a)	1,236
72	Symantec Corp. (a)	994
		7,103
	Total Information Technology	78,321
	Materials — 6.2%
	Chemicals — 3.3%
37	Ashland, Inc.	1,723
39	Cabot Corp.	941
53	Celanese Corp., Class A	1,311
28	CF Industries Holdings, Inc.	1,794
45	Cytec Industries, Inc.	1,794
12	Eastman Chemical Co.	662
114	Huntsman Corp.	986
23	Lubrizol Corp.	1,876
88	Nalco Holding Co.	1,802
20	NewMarket Corp.	1,773
60	OM Group, Inc. (a)	1,432
43	Rockwood Holdings, Inc. (a)	967
136	Solutia, Inc. (a)	1,776
		18,837
	Containers & Packaging — 0.7%
37	Owens-Illinois, Inc. (a)	966
37	Rock-Tenn Co., Class A	1,829
71	Sealed Air Corp.	1,409
		4,204
	Metals & Mining — 1.9%
34	Cliffs Natural Resources, Inc.	1,599
29	Freeport-McMoRan Copper & Gold, Inc.	1,698
11	Newmont Mining Corp.	687
36	Reliance Steel & Aluminum Co.	1,303
44	Schnitzer Steel Industries, Inc., Class A	1,741
65	Southern Copper Corp.	1,714
73	Steel Dynamics, Inc.	968
78	Worthington Industries, Inc.	1,009
		10,719
	Paper & Forest Products — 0.3%
36	Domtar Corp., (Canada)	1,791
11	International Paper Co.	244
		2,035
	Total Materials	35,795
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.6%
195	Frontier Communications Corp.	1,388
962	Level 3 Communications, Inc. (a)	1,048
29	Verizon Communications, Inc.	808
		3,244
	Wireless Telecommunication Services — 0.7%
123	MetroPCS Communications, Inc. (a)	1,005
53	NII Holdings, Inc. (a)	1,716
62	Syniverse Holdings, Inc. (a)	1,277
		3,998
	Total Telecommunication Services	7,242
	Utilities — 4.5%
	Electric Utilities — 1.5%
58	Edison International	1,855
36	Exelon Corp.	1,380
34	FirstEnergy Corp.	1,191
89	PNM Resources, Inc.	999
77	PPL Corp.	1,913
34	UniSource Energy Corp.	1,019
		8,357
	Gas Utilities — 1.0%
50	Atmos Energy Corp.	1,352
42	Energen Corp.	1,860
42	Oneok, Inc.	1,828
39	UGI Corp.	1,000
		6,040
	Independent Power Producers & Energy Traders — 1.0%
194	AES Corp. (The) (a)	1,791
63	Constellation Energy Group, Inc.	2,026
85	NRG Energy, Inc. (a)	1,812
		5,629
	Multi-Utilities — 1.0%
68	Ameren Corp.	1,622

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — Continued
129	CMS Energy Corp.	1,888
22	DTE Energy Co.	1,013
26	MDU Resources Group, Inc.	474
69	NiSource, Inc.	1,005
		6,002
	Total Utilities	26,028
	Total Common Stocks (Cost $474,689)	490,723
Short-Term Investment — 14.9%
	Investment Company — 14.9%
86,021	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (Cost $86,021)	86,021
	Total Investments — 100.2% (Cost $560,710)	576,744
	Liabilities in Excess of Other Assets — (0.2)%	(1,197)
	NET ASSETS — 100.0%	$575,547
Short Positions — 85.5%
	Common Stocks — 85.5%
	Consumer Discretionary — 11.3%
	Auto Components — 0.2%
77	Gentex Corp.	1,383
	Automobiles — 0.2%
47	Thor Industries, Inc.	1,124
	Distributors — 0.1%
46	LKQ Corp. (a)	884
	Diversified Consumer Services — 0.5%
64	Regis Corp.	998
171	Service Corp. International	1,263
2	Strayer Education, Inc.	371
		2,632
	Hotels, Restaurants & Leisure — 3.0%
79	Burger King Holdings, Inc.	1,333
32	Carnival Corp.	959
9	Chipotle Mexican Grill, Inc. (a)	1,210
5	Choice Hotels International, Inc.	158
56	Gaylord Entertainment Co. (a)	1,232
20	McDonald’s Corp.	1,307
161	MGM Resorts International (a)	1,556
156	Orient-Express Hotels Ltd., (Bermuda), Class A (a)	1,154
74	Royal Caribbean Cruises Ltd. (a)	1,674
55	Scientific Games Corp., Class A (a)	509
43	Vail Resorts, Inc. (a)	1,510
52	WMS Industries, Inc. (a)	2,037
61	Yum! Brands, Inc.	2,381
		17,020
	Household Durables — 1.0%
15	Lennar Corp., Class A	215
66	MDC Holdings, Inc.	1,788
2	NVR, Inc. (a)	1,336
26	Stanley Black & Decker, Inc.	1,303
78	Toll Brothers, Inc. (a)	1,278
		5,920
	Internet & Catalog Retail — 0.3%
10	priceline.com, Inc. (a)	1,710
	Leisure Equipment & Products — 0.2%
86	Brunswick Corp.	1,064
	Media — 1.8%
61	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	1,206
63	DreamWorks Animation SKG, Inc., Class A (a)	1,785
52	Lamar Advertising Co., Class A (a)	1,270
168	Live Nation Entertainment, Inc. (a)	1,760
38	Meredith Corp.	1,192
24	Scripps Networks Interactive, Inc., Class A	963
40	Viacom, Inc., Class B	1,257
23	Walt Disney Co. (The)	725
		10,158
	Multiline Retail — 0.2%
165	Saks, Inc. (a)	1,254
	Specialty Retail — 3.3%
27	Abercrombie & Fitch Co., Class A	828
87	CarMax, Inc. (a)	1,724
17	Children’s Place Retail Stores, Inc. (The) (a)	728
51	Dick’s Sporting Goods, Inc. (a)	1,268
52	hhgregg, Inc. (a)	1,222
34	Home Depot, Inc.	960
48	Lowe’s Cos., Inc.	989
53	Men’s Wearhouse, Inc. (The)	970
406	Office Depot, Inc. (a)	1,641
51	O’Reilly Automotive, Inc. (a)	2,418
63	RadioShack Corp.	1,232
39	Sally Beauty Holdings, Inc. (a)	319
73	Staples, Inc.	1,394

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Specialty Retail — Continued
107	Talbots, Inc. (a)	1,102
23	Tractor Supply Co.	1,420
29	Urban Outfitters, Inc. (a)	985
		19,200
	Textiles, Apparel & Luxury Goods — 0.5%
15	Nike, Inc., Class B	995
56	Under Armour, Inc., Class A (a)	1,842
		2,837
	Total Consumer Discretionary	65,186
	Consumer Staples — 5.8%
	Beverages — 1.1%
23	Brown-Forman Corp., Class B	1,318
38	Coca-Cola Co. (The)	1,892
34	Hansen Natural Corp. (a)	1,322
31	PepsiCo, Inc.	1,865
		6,397
	Food & Staples Retailing — 1.7%
49	BJ’s Wholesale Club, Inc. (a)	1,831
31	Costco Wholesale Corp.	1,719
1,330	Rite Aid Corp. (a)	1,303
54	Ruddick Corp.	1,677
50	Walgreen Co.	1,332
46	Whole Foods Market, Inc. (a)	1,671
		9,533
	Food Products — 1.9%
36	Bunge Ltd.	1,750
42	Flowers Foods, Inc.	1,033
69	Green Mountain Coffee Roasters, Inc. (a)	1,777
63	Kraft Foods, Inc., Class A	1,775
27	McCormick & Co., Inc. (Non-Voting)	1,006
35	Mead Johnson Nutrition Co.	1,764
36	TreeHouse Foods, Inc. (a)	1,634
		10,739
	Household Products — 0.8%
33	Church & Dwight Co., Inc.	2,045
29	Clorox Co.	1,822
13	Colgate-Palmolive Co.	1,030
		4,897
	Personal Products — 0.3%
69	Alberto-Culver Co.	1,856
	Total Consumer Staples	33,422
	Energy — 7.9%
	Energy Equipment & Services — 2.0%
44	Bristow Group, Inc. (a)	1,294
11	CARBO Ceramics, Inc.	770
160	Helix Energy Solutions Group, Inc. (a)	1,725
181	Key Energy Services, Inc. (a)	1,664
12	Lufkin Industries, Inc.	450
136	Patterson-UTI Energy, Inc.	1,756
59	Pride International, Inc. (a)	1,315
18	Schlumberger Ltd.	982
128	Weatherford International Ltd., (Switzerland) (a)	1,676
		11,632
	Oil, Gas & Consumable Fuels — 5.9%
38	Alpha Natural Resources, Inc. (a)	1,293
82	Arch Coal, Inc.	1,631
63	Atlas Energy, Inc. (a)	1,693
59	Brigham Exploration Co. (a)	902
116	Clean Energy Fuels Corp. (a)	1,740
33	Comstock Resources, Inc. (a)	915
113	Denbury Resources, Inc. (a)	1,661
20	EOG Resources, Inc.	1,968
88	EXCO Resources, Inc.	1,292
21	Exxon Mobil Corp.	1,202
93	Frontier Oil Corp.	1,248
152	McMoRan Exploration Co. (a)	1,684
63	Nordic American Tanker Shipping, (Bermuda)	1,779
41	Overseas Shipholding Group, Inc.	1,522
95	Patriot Coal Corp. (a)	1,114
78	Petrohawk Energy Corp. (a)	1,325
62	Plains Exploration & Production Co. (a)	1,277
30	Range Resources Corp.	1,205
165	SandRidge Energy, Inc. (a)	959
43	Southwestern Energy Co. (a)	1,653
112	Spectra Energy Corp.	2,256
57	Teekay Corp., (Canada)	1,502
148	Tesoro Corp.	1,723
		33,544
	Total Energy	45,176
	Financials — 12.4%
	Capital Markets — 2.5%
124	Charles Schwab Corp. (The)	1,765
143	E*Trade Financial Corp. (a)	1,687
30	Greenhill & Co., Inc.	1,830
89	Invesco Ltd.	1,500
191	Janus Capital Group, Inc.	1,699

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — Continued
51	Legg Mason, Inc.	1,418
86	optionsXpress Holdings, Inc. (a)	1,352
28	Stifel Financial Corp. (a)	1,225
25	T. Rowe Price Group, Inc.	1,131
63	TD AMERITRADE Holding Corp. (a)	963
		14,570
	Commercial Banks — 4.3%
142	Associated Banc-Corp.	1,742
63	BancorpSouth, Inc.	1,121
365	CapitalSource, Inc.	1,736
15	Comerica, Inc.	540
158	First Horizon National Corp. (a)	1,812
89	First Midwest Bancorp, Inc.	1,081
96	Glacier Bancorp, Inc.	1,408
20	Iberiabank Corp.	1,054
281	KeyCorp	2,162
235	Marshall & Ilsley Corp.	1,686
192	Regions Financial Corp.	1,265
664	Synovus Financial Corp.	1,687
43	U.S. Bancorp	950
120	Umpqua Holdings Corp.	1,376
68	Webster Financial Corp.	1,229
6	Westamerica Bancorp	293
134	Whitney Holding Corp.	1,241
117	Wilmington Trust Corp.	1,296
56	Zions Bancorp	1,216
		24,895
	Diversified Financial Services — 0.6%
3	CME Group, Inc.	968
9	IntercontinentalExchange, Inc. (a)	987
46	MSCI, Inc., Class A (a)	1,265
		3,220
	Insurance — 2.4%
13	AON Corp.	488
40	Arthur J. Gallagher & Co.	972
52	Brown & Brown, Inc.	999
68	Cincinnati Financial Corp.	1,758
5	Markel Corp. (a)	1,739
80	Marsh & McLennan Cos., Inc.	1,804
297	MBIA, Inc. (a)	1,667
145	Old Republic International Corp.	1,758
1	Reinsurance Group of America, Inc.	58
27	Transatlantic Holdings, Inc.	1,306
4	White Mountains Insurance Group Ltd.	1,281
		13,830
	Real Estate Investment Trusts (REITs) — 0.8%
48	Apartment Investment & Management Co., Class A	922
8	Boston Properties, Inc.	542
15	BRE Properties, Inc.	570
41	Developers Diversified Realty Corp.	409
18	Home Properties, Inc.	828
17	Kilroy Realty Corp.	518
22	Macerich Co. (The)	819
		4,608
	Real Estate Management & Development — 0.1%
38	Brookfield Properties Corp.	530
	Thrifts & Mortgage Finance — 1.7%
79	First Niagara Financial Group, Inc.	990
232	MGIC Investment Corp. (a)	1,598
125	Ocwen Financial Corp. (a)	1,269
133	People’s United Financial, Inc.	1,792
166	Radian Group, Inc.	1,200
105	TFS Financial Corp.	1,307
79	Washington Federal, Inc.	1,276
		9,432
	Total Financials	71,085
	Health Care — 9.0%
	Biotechnology — 1.0%
30	Acorda Therapeutics, Inc. (a)	947
51	Alkermes, Inc. (a)	639
39	Cepheid, Inc. (a)	619
28	Dendreon Corp. (a)	892
19	Genzyme Corp. (a)	981
142	Savient Pharmaceuticals, Inc. (a)	1,793
		5,871
	Health Care Equipment & Supplies — 2.6%
9	Baxter International, Inc.	384
31	Beckman Coulter, Inc.	1,860
304	Boston Scientific Corp. (a)	1,765
60	DENTSPLY International, Inc.	1,796
25	Edwards Lifesciences Corp. (a)	1,374
5	Haemonetics Corp. (a)	281
20	IDEXX Laboratories, Inc. (a)	1,211
61	Masimo Corp.	1,463
31	NuVasive, Inc. (a)	1,099

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Health Care Equipment & Supplies — Continued
16		ResMed, Inc. (a)	966
57		Volcano Corp. (a)	1,243
38		West Pharmaceutical Services, Inc.	1,400
			14,842
		Health Care Providers & Services — 2.5%
95		Brookdale Senior Living, Inc. (a)	1,425
71		Centene Corp. (a)	1,523
78		Coventry Health Care, Inc. (a)	1,385
35		HMS Holdings Corp. (a)	1,910
30		Magellan Health Services, Inc. (a)	1,072
32		Mednax, Inc. (a)	1,778
15		Owens & Minor, Inc.	412
35		Patterson Cos., Inc.	997
62		PSS World Medical, Inc. (a)	1,306
40		VCA Antech, Inc. (a)	996
69		WellCare Health Plans, Inc. (a)	1,632
			14,436
		Health Care Technology — 0.7%
57		athenahealth, Inc. (a)	1,501
43		MedAssets, Inc. (a)	997
28		Quality Systems, Inc.	1,620
			4,118
		Life Sciences Tools & Services — 1.0%
20		Covance, Inc. (a)	1,001
—	(h)	Furiex Pharmaceuticals, Inc. (a)	—	(h)
10		Illumina, Inc. (a)	427
13		Mettler-Toledo International, Inc., (Switzerland) (a)	1,437
40		Pharmaceutical Product Development, Inc.	1,005
26		Techne Corp.	1,483
			5,353
		Pharmaceuticals — 1.2%
65		Auxilium Pharmaceuticals, Inc. (a)	1,518
52		Merck & Co., Inc.	1,821
49		Salix Pharmaceuticals Ltd. (a)	1,922
44		Watson Pharmaceuticals, Inc. (a)	1,772
			7,033
		Total Health Care	51,653
		Industrials — 12.5%
		Aerospace & Defense — 2.1%
69		BE Aerospace, Inc. (a)	1,746
25		Curtiss-Wright Corp.	736
27		Goodrich Corp.	1,798
79		Hexcel Corp. (a)	1,229
18		Precision Castparts Corp.	1,860
18		Rockwell Collins, Inc.	976
91		Spirit Aerosystems Holdings, Inc., Class A (a)	1,739
38		TransDigm Group, Inc.	1,940
			12,024
		Air Freight & Logistics — 0.2%
21		C.H. Robinson Worldwide, Inc.	1,175
		Airlines — 0.4%
12		Allegiant Travel Co.	512
230		AMR Corp. (a)	1,556
34		Southwest Airlines Co.	383
			2,451
		Building Products — 0.4%
34		Simpson Manufacturing Co., Inc.	826
132		USG Corp. (a)	1,597
			2,423
		Commercial Services & Supplies — 2.5%
55		Brink’s Co. (The)	1,052
28		Clean Harbors, Inc. (a)	1,853
14		Copart, Inc. (a)	504
47		Corrections Corp. of America (a)	891
59		GEO Group, Inc. (The) (a)	1,221
67		Herman Miller, Inc.	1,255
56		Iron Mountain, Inc.	1,261
60		Republic Services, Inc.	1,785
16		Stericycle, Inc. (a)	1,027
51		Waste Connections, Inc. (a)	1,796
51		Waste Management, Inc.	1,583
			14,228
		Construction & Engineering — 0.6%
53		Granite Construction, Inc.	1,247
94		Quanta Services, Inc. (a)	1,935
			3,182
		Electrical Equipment — 1.4%
37		Acuity Brands, Inc.	1,337
67		American Superconductor Corp. (a)	1,798
45		AMETEK, Inc.	1,809
6		Emerson Electric Co.	262
32		Roper Industries, Inc.	1,795
45		Woodward Governor Co.	1,136
			8,137

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — 2.5%
35	Bucyrus International, Inc.	1,659
28	CLARCOR, Inc.	1,004
37	Danaher Corp.	1,361
20	Donaldson Co., Inc.	853
54	Harsco Corp.	1,260
136	Manitowoc Co., Inc. (The)	1,246
18	Middleby Corp. (a)	976
57	PACCAR, Inc.	2,265
28	Pall Corp.	975
89	Terex Corp. (a)	1,668
25	Wabtec Corp.	1,000
		14,267
	Professional Services — 0.9%
5	Dun & Bradstreet Corp.	366
48	Equifax, Inc.	1,355
18	IHS, Inc., Class A (a)	1,052
53	Robert Half International, Inc.	1,258
33	Towers Watson & Co., Class A	1,287
		5,318
	Road & Rail — 1.1%
27	Genesee & Wyoming, Inc., Class A (a)	1,006
97	Heartland Express, Inc.	1,406
186	Hertz Global Holdings, Inc. (a)	1,763
10	J.B. Hunt Transport Services, Inc.	339
49	Knight Transportation, Inc.	983
30	Old Dominion Freight Line, Inc. (a)	1,045
		6,542
	Trading Companies & Distributors — 0.4%
20	Fastenal Co.	993
23	Watsco, Inc.	1,306
		2,299
	Total Industrials	72,046
	Information Technology — 14.6%
	Communications Equipment — 1.5%
37	ADTRAN, Inc.	1,017
132	Aruba Networks, Inc. (a)	1,878
346	Brocade Communications Systems, Inc. (a)	1,787
29	Juniper Networks, Inc. (a)	669
9	Polycom, Inc. (a)	258
36	Research In Motion Ltd., (Canada) (a)	1,754
39	ViaSat, Inc. (a)	1,272
		8,635
	Computers & Peripherals — 0.6%
4	Apple, Inc. (a)	974
97	EMC Corp. (a)	1,769
26	NetApp, Inc. (a)	970
		3,713
	Electronic Equipment, Instruments & Components — 1.2%
48	Amphenol Corp., Class A	1,870
29	Dolby Laboratories, Inc., Class A (a)	1,840
57	FLIR Systems, Inc. (a)	1,671
46	Plexus Corp. (a)	1,218
		6,599
	Internet Software & Services — 1.9%
89	eBay, Inc. (a)	1,741
3	Google, Inc., Class A (a)	1,355
55	j2 Global Communications, Inc. (a)	1,210
145	Monster Worldwide, Inc. (a)	1,686
97	Rackspace Hosting, Inc. (a)	1,774
27	VistaPrint N.V., (Bermuda) (a)	1,283
119	Yahoo!, Inc. (a)	1,641
		10,690
	IT Services — 2.4%
89	Acxiom Corp. (a)	1,302
19	Automatic Data Processing, Inc.	759
35	Cognizant Technology Solutions Corp., Class A (a)	1,771
68	Fidelity National Information Services, Inc.	1,811
76	Gartner, Inc. (a)	1,760
8	International Business Machines Corp.	1,004
70	Paychex, Inc.	1,822
179	Sapient Corp.	1,818
3	Visa, Inc., Class A	191
43	Wright Express Corp. (a)	1,274
		13,512
	Semiconductors & Semiconductor Equipment — 3.2%
41	Altera Corp.	1,005
367	Atmel Corp. (a)	1,761
30	Cavium Networks, Inc. (a)	790
30	Cree, Inc. (a)	1,774
38	Hittite Microwave Corp. (a)	1,717
67	International Rectifier Corp. (a)	1,239
57	Linear Technology Corp.	1,578
174	MEMC Electronic Materials, Inc. (a)	1,724
23	Microchip Technology, Inc.	630

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
79	NetLogic Microsystems, Inc. (a)	2,146
140	PMC-Sierra, Inc. (a)	1,056
29	Semtech Corp. (a)	477
24	Silicon Laboratories, Inc. (a)	967
101	Skyworks Solutions, Inc. (a)	1,691
		18,555
	Software — 3.8%
35	Adobe Systems, Inc. (a)	915
21	Blackboard, Inc. (a)	798
42	Citrix Systems, Inc. (a)	1,779
42	Concur Technologies, Inc. (a)	1,787
20	FactSet Research Systems, Inc.	1,343
77	Informatica Corp. (a)	1,832
57	JDA Software Group, Inc. (a)	1,247
86	Nuance Communications, Inc. (a)	1,289
80	Parametric Technology Corp. (a)	1,254
49	Red Hat, Inc. (a)	1,431
49	Rovi Corp. (a)	1,848
75	SolarWinds, Inc. (a)	1,202
64	SuccessFactors, Inc. (a)	1,338
52	Taleo Corp., Class A (a)	1,263
251	TiVo, Inc. (a)	1,855
15	VMware, Inc., Class A (a)	950
		22,131
	Total Information Technology	83,835
	Materials — 5.6%
	Chemicals — 2.0%
11	Air Products & Chemicals, Inc.	705
20	Dow Chemical Co. (The)	484
38	Ecolab, Inc.	1,716
27	FMC Corp.	1,564
69	Intrepid Potash, Inc. (a)	1,341
32	Monsanto Co.	1,471
33	Mosaic Co. (The)	1,285
23	Praxair, Inc.	1,755
55	Sensient Technologies Corp.	1,418
		11,739
	Construction Materials — 1.2%
65	Eagle Materials, Inc.	1,694
26	Martin Marietta Materials, Inc.	2,163
46	Texas Industries, Inc.	1,364
39	Vulcan Materials Co.	1,720
		6,941
	Containers & Packaging — 1.0%
42	Bemis Co., Inc.	1,134
8	Greif, Inc., Class A	420
46	Packaging Corp. of America	1,019
69	Pactiv Corp. (a)	1,912
60	Temple-Inland, Inc.	1,230
		5,715
	Metals & Mining — 0.9%
31	Allegheny Technologies, Inc.	1,359
46	Allied Nevada Gold Corp. (a)	908
14	Compass Minerals International, Inc.	959
32	Royal Gold, Inc.	1,534
12	United States Steel Corp.	461
		5,221
	Paper & Forest Products — 0.5%
21	Schweitzer-Mauduit International, Inc.	1,035
53	Weyerhaeuser Co.	1,858
		2,893
	Total Materials	32,509
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.6%
30	AboveNet, Inc. (a)	1,419
55	CenturyLink, Inc.	1,825
		3,244
	Wireless Telecommunication Services — 0.8%
55	American Tower Corp., Class A (a)	2,447
49	Leap Wireless International, Inc. (a)	631
13	SBA Communications Corp., Class A (a)	458
43	Telephone & Data Systems, Inc.	1,296
		4,832
	Total Telecommunication Services	8,076
	Utilities — 5.0%
	Electric Utilities — 1.5%
32	American Electric Power Co., Inc.	1,041
39	Cleco Corp.	1,037
34	Hawaiian Electric Industries, Inc.	785
21	NextEra Energy, Inc.	1,023
88	Northeast Utilities	2,250
98	Pepco Holdings, Inc.	1,541

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Electric Utilities — Continued
31	Southern Co.	1,033
		8,710
	Gas Utilities — 0.9%
59	EQT Corp.	2,138
23	National Fuel Gas Co.	1,059
14	New Jersey Resources Corp.	477
37	South Jersey Industries, Inc.	1,581
		5,255
	Independent Power Producers & Energy Traders — 0.7%
78	Calpine Corp. (a)	987
52	Ormat Technologies, Inc.	1,467
374	RRI Energy, Inc. (a)	1,416
		3,870
	Multi-Utilities — 1.8%
50	Alliant Energy Corp.	1,600
38	Consolidated Edison, Inc.	1,635
47	Dominion Resources, Inc.	1,826
49	NSTAR	1,715
4	Sempra Energy	177
62	Vectren Corp.	1,466
38	Wisconsin Energy Corp.	1,935
		10,354
	Water Utilities — 0.1%
43	Aqua America, Inc.	754
	Total Utilities	28,943
	Total Common Stocks (Cost $550,498)	491,931
NUMBER OF RIGHTS
Right — 0.0% (g)
	Health Care — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Cost $—)	—	(h)
	Total Short Positions (Proceeds $550,498)	$491,931

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
		Consumer Discretionary — 14.1%
		Distributors — 1.2%
146		Genuine Parts Co.	5,760
		Hotels, Restaurants & Leisure — 0.5%
221		Monarch Casino & Resort, Inc. (a)	2,243
		Household Durables — 0.9%
115		Fortune Brands, Inc.	4,509
		Internet & Catalog Retail — 1.0%
256		Expedia, Inc.	4,815
		Media — 3.7%
239		AH Belo Corp., Class A (a)	1,585
245		Belo Corp., Class A (a)	1,394
66		Cablevision Systems Corp., Class A	1,578
198		Clear Channel Outdoor Holdings, Inc., Class A (a)	1,722
170		Entercom Communications Corp., Class A (a)	1,498
425		Gannett Co., Inc.	5,719
200		LIN TV Corp., Class A (a)	1,082
9		Washington Post Co. (The), Class B	3,612
			18,190
		Multiline Retail — 1.1%
82		Sears Holdings Corp. (a)	5,288
		Specialty Retail — 5.7%
43		AutoZone, Inc. (a)	8,212
64		Bed Bath & Beyond, Inc. (a)	2,373
534		Gap, Inc. (The)	10,388
144		Home Depot, Inc.	4,039
69		TJX Cos., Inc.	2,878
			27,890
		Total Consumer Discretionary	68,695
		Consumer Staples — 6.0%
		Beverages — 0.9%
66		Diageo plc, (United Kingdom), ADR	4,147
		Food & Staples Retailing — 2.1%
203		Walgreen Co.	5,420
103		Wal-Mart Stores, Inc.	4,942
			10,362
		Food Products — 2.4%
173		JM Smucker Co. (The)	10,424
38		McCormick & Co., Inc. (Non-Voting)	1,446
			11,870
		Tobacco — 0.6%
149		Altria Group, Inc.	2,990
		Total Consumer Staples	29,369
		Energy — 16.1%
		Energy Equipment & Services — 1.1%
183		RPC, Inc.	2,498
39		SEACOR Holdings, Inc. (a)	2,770
			5,268
		Oil, Gas & Consumable Fuels — 15.0%
270		Devon Energy Corp.	16,448
270		El Paso Corp.	2,999
160		Energy Transfer Equity LP	5,413
161		Enterprise GP Holdings LP	7,641
208		Exxon Mobil Corp.	11,871
63		Kinder Morgan Management LLC (a)	3,578
222		NuStar GP Holdings LLC	6,816
382		Teekay Corp., (Canada)	9,986
455		Williams Cos., Inc. (The)	8,325
			73,077
		Total Energy	78,345
		Financials — 33.5%
		Capital Markets — 2.9%
101		Ameriprise Financial, Inc.	3,660
358		Charles Schwab Corp. (The)	5,072
190		W.P. Carey & Co. LLC	5,252
			13,984
		Commercial Banks — 6.4%
40		BB&T Corp.	1,052
28		M&T Bank Corp.	2,353
120		SunTrust Banks, Inc.	2,791
216		U.S. Bancorp	4,828
229		United Community Banks, Inc. (a)	903
700		Wells Fargo & Co.	17,920
125		Wilmington Trust Corp.	1,383
			31,230
		Consumer Finance — 1.1%
132		Capital One Financial Corp.	5,320
		Diversified Financial Services — 1.8%
374		Bank of America Corp.	5,372
908		Citigroup, Inc. (a)	3,415
			8,787
		Insurance — 14.8%
91		AON Corp.	3,374
100		Assurant, Inc.	3,460
—	(h)	Berkshire Hathaway, Inc., Class A (a)	4,560
207		Cincinnati Financial Corp.	5,365
145		Genworth Financial, Inc., Class A (a)	1,895

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
570	Loews Corp.	18,987
153	MetLife, Inc.	5,770
571	Old Republic International Corp.	6,921
177	OneBeacon Insurance Group Ltd., Class A	2,533
101	ProAssurance Corp. (a)	5,750
60	Symetra Financial Corp.	720
154	Transatlantic Holdings, Inc.	7,386
199	W.R. Berkley Corp.	5,260
		71,981
	Real Estate Investment Trusts (REITs) — 5.1%
204	Agree Realty Corp.	4,760
271	Annaly Capital Management, Inc.	4,648
385	Cousins Properties, Inc.	2,597
155	Excel Trust, Inc. (a)	1,855
163	Getty Realty Corp.	3,653
115	National Health Investors, Inc.	4,451
82	Regency Centers Corp.	2,821
		24,785
	Real Estate Management & Development — 1.4%
226	Brookfield Asset Management, Inc., (Canada), Class A	5,114
105	Brookfield Properties Corp.	1,467
		6,581
	Total Financials	162,668
	Health Care — 10.2%
	Health Care Equipment & Supplies — 1.4%
98	Becton, Dickinson & Co.	6,627
	Health Care Providers & Services — 3.9%
229	AmerisourceBergen Corp.	7,265
42	Humana, Inc. (a)	1,895
122	Lincare Holdings, Inc. (a)	3,974
177	National Healthcare Corp.	6,093
		19,227
	Pharmaceuticals — 4.9%
172	Bristol-Myers Squibb Co.	4,299
85	Johnson & Johnson	5,044
288	Merck & Co., Inc.	10,082
301	Pfizer, Inc.	4,294
		23,719
	Total Health Care	49,573
	Industrials — 2.3%
	Electrical Equipment — 0.8%
108	Baldor Electric Co.	3,886
	Industrial Conglomerates — 1.0%
134	Carlisle Cos., Inc.	4,845
	Machinery — 0.3%
41	Oshkosh Corp. (a)	1,290
	Trading Companies & Distributors — 0.2%
46	GATX Corp.	1,216
	Total Industrials	11,237
	Information Technology — 2.6%
	Communications Equipment — 0.5%
70	QUALCOMM, Inc.	2,299
	Electronic Equipment, Instruments & Components — 0.6%
123	Tyco Electronics Ltd., (Switzerland)	3,122
	Software — 1.5%
205	Microsoft Corp.	4,717
115	Synopsys, Inc. (a)	2,400
		7,117
	Total Information Technology	12,538
	Materials — 1.6%
	Chemicals — 1.0%
128	Albemarle Corp.	5,099
	Containers & Packaging — 0.6%
56	Rock-Tenn Co., Class A	2,776
	Total Materials	7,875
	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 2.8%
147	Alaska Communications Systems Group, Inc.	1,247
399	AT&T, Inc.	9,657
81	CenturyLink, Inc.	2,685
		13,589
	Wireless Telecommunication Services — 1.1%
199	Telephone & Data Systems, Inc.	5,281
	Total Telecommunication Services	18,870
	Utilities — 5.2%
	Electric Utilities — 1.7%
92	American Electric Power Co., Inc.	2,959
153	Southern Co.	5,095
		8,054
	Gas Utilities — 2.6%
83	Energen Corp.	3,666
210	Oneok, Inc.	9,082
		12,748

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Multi-Utilities — 0.9%
65	PG&E Corp.	2,659
37	Sempra Energy	1,727
		4,386
	Total Utilities	25,188
	Total Common Stocks (Cost $421,658)	464,358
	Investment Company — 1.2%
463	Cohen & Steers Select Utility Fund, Inc. (Cost $7,023)	5,855
Short-Term Investment — 3.8%
	Investment Company — 3.8%
18,267	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $18,267)	18,267
	Total Investments — 100.5% (Cost $446,948)	488,480
	Liabilities in Excess of Other Assets — (0.5)%	(2,494)
	NET ASSETS — 100.0%	$485,986

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$798,909	$439,647		$1,266,248
Investments in affiliates, at value	171,482	97,174		56,191
Total investment securities, at value	970,391	536,821		1,322,439
Receivables:
Investment securities sold	5,104	10,310		17,912
Fund shares sold	4,595	2,493		2,111
Interest and dividends	534	457		593
Securities lending income	17	7		21
Total Assets	980,641	550,088		1,343,076

LIABILITIES:
Payables:
Due to affiliate (See Note 2.C.)	—	—		1,886
Due to custodian	2	—		—
Dividends	—	485		—
Investment securities purchased	1,455	549		2,341
Collateral for securities lending program	170,889	83,284		44,629
Fund shares redeemed	8,243	354		1,865
Accrued liabilities:
Investment advisory fees	465	255		737
Administration fees	67	20		106
Shareholder servicing fees	167	—	(a)	121
Distribution fees	33	—	(a)	153
Custodian and accounting fees	25	25		45
Trustees’ and Chief Compliance Officer’s fees	7	6		25
Other	163	173		926
Total Liabilities	181,516	85,151		52,834
Net Assets	$799,125	$464,937		$1,290,242

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$872,762	$483,419	$1,385,268
Accumulated net investment (loss) (distributions in excess of net investment income)	(13)	(190)	(82)
Accumulated net realized gains (losses)	(135,274)	(49,563)	(247,439)
Net unrealized appreciation (depreciation)	61,650	31,271	152,495
Total Net Assets	$799,125	$464,937	$1,290,242

Net ASSETS:
Class A	$101,814	$1,394	$560,054
Class B	3,070	—	20,893
Class C	12,811	65	23,389
Class R2	—	—	63
Class R5	76,767	—	—
Select Class	604,663	463,478	685,843
Total	$799,125	$464,937	$1,290,242

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,057	61	34,256
Class B	487	—	1,620
Class C	2,030	3	1,588
Class R2	—	—	4
Class R5	11,199	—	—
Select Class	88,477	20,180	39,267

Net Asset Value:
Class A — Redemption price per share	$6.76	$22.95	$16.35
Class B — Offering price per share(b)	6.31	—	12.90
Class C — Offering price per share(b)	6.31	22.93	14.73
Class R2 — Offering and redemption price per share	—	—	17.38
Class R5 — Offering and redemption price per share	6.86	—	—
Select Class — Offering and redemption price per share	6.83	22.97	17.47
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.13	$24.22	$17.26

Cost of investments in non-affiliates	$737,259	$408,376	$1,113,753
Cost of investments in affiliates	171,482	97,174	56,191
Value of securities on loan	165,050	80,741	42,802

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$5,005,289	$490,723	$470,213
Investments in affiliates, at value	247,830	86,021	18,267
Total investment securities, at value	5,253,119	576,744	488,480
Cash	1	4	—
Deposits at broker for securities sold short	—	495,259	—
Receivables:
Investment securities sold	—	119,337	515
Fund shares sold	7,502	668	1,858
Interest and dividends	8,002	382	1,217
Securities lending income	79	—	—
Total Assets	5,268,703	1,192,394	492,070

LIABILITIES:
Payables:
Securities sold short, at value	—	491,931	—
Dividends for securities sold short	—	345	—
Interest expense for securities sold short	—	84	—
Investment securities purchased	63,727	122,512	4,785
Collateral for securities lending program	85,595	—	—
Fund shares redeemed	25,296	1,196	645
Accrued liabilities:
Investment advisory fees	2,429	514	260
Administration fees	42	36	1
Shareholder servicing fees	667	10	70
Distribution fees	637	50	102
Custodian and accounting fees	129	29	16
Trustees’ and Chief Compliance Officer’s fees	15	7	2
Other	1,436	133	203
Total Liabilities	179,973	616,847	6,084
Net Assets	$5,088,730	$575,547	$485,986

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,427,848	$632,354	$532,615
Accumulated undistributed net investment income (net investment loss)	59,967	(37)	2,634
Accumulated net realized gains (losses)	(654,720)	(131,371)	(90,795)
Net unrealized appreciation (depreciation)	255,635	74,601	41,532
Total Net Assets	$5,088,730	$575,547	$485,986

Net Assets:
Class A	$1,705,572	$94,549	$150,081
Class B	96,966	7,849	—
Class C	309,513	39,610	108,165
Class R2	1,441	—	—
Institutional Class	1,913,930	—	156,531
Select Class	1,061,308	433,539	71,209
Total	$5,088,730	$575,547	$485,986

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	90,216	9,738	9,860
Class B	5,275	831	—
Class C	16,788	4,189	7,128
Class R2	77	—	—
Institutional Class	99,565	—	10,271
Select Class	55,654	44,292	4,664

Net Asset Value:
Class A — Redemption price per share	$18.91	$9.71	$15.22
Class B — Offering price per share(a)	18.38	9.44	—
Class C — Offering price per share(a)	18.44	9.46	15.17
Class R2 — Offering and redemption price per share	18.63	—	—
Institutional Class — Offering and redemption price per share	19.22	—	15.24
Select Class — Offering and redemption price per share	19.07	9.79	15.27
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.96	$10.25	$16.06

Cost of investments in non-affiliates	$4,749,654	$474,689	$428,681
Cost of investments in affiliates	247,830	86,021	18,267
Value of securities on loan	83,148	—	—
Proceeds from securities sold short	—	550,498	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,662		$4,925		$9,108
Interest income from affiliates	—	(a)	—	(a)	—	(a)
Dividend income from affiliates	19		16		24
Income from securities lending (net)	382		109		507
Total investment income	7,063		5,050		9,639

EXPENSES:
Investment advisory fees	5,078		2,266		8,899
Administration fees	744		330		1,307
Distribution fees:
Class A	249		1		1,509
Class B	28		—		214
Class C	93		—	(a)	205
Class R2	—		—		—	(a)
Shareholder servicing fees:
Class A	249		1		1,509
Class B	9		—		71
Class C	31		—	(a)	69
Class R2	—		—		—	(a)
Class R5	33		—		—
Select Class	1,500		871		1,774
Custodian and accounting fees	61		51		93
Interest expense to affiliates	—		—		—	(a)
Professional fees	60		54		56
Trustees’ and Chief Compliance Officer’s fees	10		4		15
Printing and mailing costs	113		38		408
Registration and filing fees	66		91		302
Transfer agent fees	161		365		1,505
Other	62		12		7
Total expenses	8,547		4,084		17,943
Less amounts waived	(25)		(967)		(2,892)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	8,522		3,117		15,051
Net investment income (loss)	(1,459)		1,933		(5,412)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	52,894		9,383		107,222
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	38,819		26,548		131,041
Net realized/unrealized gains (losses)	91,713		35,931		238,263
Change in net assets resulting from operations	$90,254		$37,864		$232,851

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$76	$—
Dividend income from non-affiliates	112,660		8,009	12,232
Interest income from affiliates	—	(a)	6	—
Dividend income from affiliates	209		71	21
Income from securities lending (net)	3,803		—	—
Total investment income	116,672		8,162	12,253

EXPENSES:
Investment advisory fees	33,390		7,844	2,880
Administration fees	4,901		601	422
Distribution fees:
Class A	4,558		212	372
Class B	855		77	—
Class C	2,503		384	848
Class R2	4		—	—
Shareholder servicing fees:
Class A	4,558		212	372
Class B	285		26	—
Class C	834		128	283
Class R2	2		—	—
Institutional Class	1,835		—	114
Select Class	2,575		1,203	167
Dividend expense on securities sold short	—		7,563	—
Interest expense on securities sold short	—		1,571	—
Custodian and accounting fees	260		82	34
Professional fees	51		54	48
Trustees’ and Chief Compliance Officer’s fees	54		7	4
Printing and mailing costs	1,137		89	108
Registration and filing fees	297		52	61
Transfer agent fees	5,652		291	343
Other	295		11	7
Total expenses	64,046		20,407	6,063
Less amounts waived	(9,877)		(2,663)	(726)
Less earnings credits	—	(a)	— (a)	— (a)
Net expenses	54,169		17,744	5,337
Net investment income (loss)	62,503		(9,582)	6,916

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,325		150,060	(10,567)
Securities sold short	—		(106,581)	—
Net realized gain (loss)	23,325		43,479	(10,567)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	936,527		(29,413)	96,114
Securities sold short	—		(33,879)	—
Change in net unrealized appreciation (depreciation)	936,527		(63,292)	96,114
Net realized/unrealized gains (losses)	959,852		(19,813)	85,547
Change in net assets resulting from operations	$1,022,355		$(29,395)	$92,463

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,459)	$(1,219)	$1,933	$1,629
Net realized gain (loss)	52,894	(150,688)	9,383	(56,735)
Change in net unrealized appreciation (depreciation)	38,819	2,343	26,548	(18,862)
Change in net assets resulting from operations	90,254	(149,564)	37,864	(73,968)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (b)
From net investment income	—	—	(1)	—
Class C (b)
From net investment income	—	—	— (a)	—
Select Class
From net investment income	—	—	(1,929)	(1,590)
From net realized gains	—	—	—	(10,014)
Total distributions to shareholders	—	—	(1,930)	(11,604)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	136,769	232,504	233,218	91,768

NET ASSETS:
Change in net assets	227,023	82,940	269,152	6,196
Beginning of period	572,102	489,162	195,785	189,589
End of period	$799,125	$572,102	$464,937	$195,785
Accumulated undistributed net investment (loss) (distributions in excess of net investment income)	$(13)	$(8)	$(190)	$(29)

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,412)	$(2,539)	$62,503	$79,248
Net realized gain (loss)	107,222	(159,090)	23,325	(639,753)
Change in net unrealized appreciation (depreciation)	131,041	(140,598)	936,527	(925,619)
Change in net assets resulting from operations	232,851	(302,227)	1,022,355	(1,486,124)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(34,001)
From net realized gains	—	(6,876)	—	(73,550)
Class B
From net investment income	—	—	—	(1,402)
From net realized gains	—	(1,071)	—	(4,622)
Class C
From net investment income	—	—	—	(4,278)
From net realized gains	—	(441)	—	(14,373)
Class R2 (a)
From net investment income	—	—	—	(7)
From net realized gains	—	—	—	(2)
Institutional Class
From net investment income	—	—	(1,669)	(43,630)
From net realized gains	—	—	—	(49,874)
Select Class
From net investment income	—	—	(279)	(19,010)
From net realized gains	—	(7,330)	—	(25,899)
Ultra (b)
From net realized gains	—	(68)	—	—
Total distributions to shareholders	—	(15,786)	(1,948)	(270,648)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(149,860)	500,829	(131,054)	109,125

NET ASSETS:
Change in net assets	82,991	182,816	889,353	(1,647,647)
Beginning of period	1,207,251	1,024,435	4,199,377	5,847,024
End of period	$1,290,242	$1,207,251	$5,088,730	$4,199,377
Accumulated undistributed (distributions in excess of) net investment income (net investment loss)	$(82)	$(407)	$59,967	$1,770

(a)	Commencement of offering class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(b)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(9,582)	$(4,828)	$6,916	$7,242
Net realized gain (loss)	43,479	7,535	(10,567)	(81,109)
Change in net unrealized appreciation (depreciation)	(63,292)	(12,728)	96,114	(18,303)
Change in net assets resulting from operations	(29,395)	(10,021)	92,463	(92,170)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,905)	(2,024)
From net realized gains	—	—	—	(717)
Class C
From net investment income	—	—	(889)	(943)
From net realized gains	—	—	—	(700)
Institutional Class
From net investment income	—	—	(1,840)	(319)
From net realized gains	—	—	—	(84)
Select Class
From net investment income	—	—	(995)	(968)
From net realized gains	—	—	—	(282)
Total distributions to shareholders	—	—	(5,629)	(6,037)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(65,653)	(437,858)	66,865	26,571

NET ASSETS:
Change in net assets	(95,048)	(447,879)	153,699	(71,636)
Beginning of period	670,595	1,118,474	332,287	403,923
End of period	$575,547	$670,595	$485,986	$332,287
Accumulated undistributed net investment income (net investment loss)	$(37)	$(36)	$2,634	$3,310

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A (b)
Proceeds from shares issued	$55,364	$41,995	$1,597	$—
Dividends and distributions reinvested	—	—	1	—
Cost of shares redeemed	(36,207)	(20,695)	(95)	—
Change in net assets from Class A capital transactions	$19,157	$21,300	$1,503	$—
Class B
Proceeds from shares issued	$520	$1,247	$—	$—
Cost of shares redeemed	(1,277)	(985)	—	—
Change in net assets from Class B capital transactions	$(757)	$262	$—	$—
Class C (b)
Proceeds from shares issued	$5,617	$3,597	$66	$—
Dividends and distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	(3,392)	(4,724)	(3)	—
Change in net assets from Class C capital transactions	$2,225	$(1,127)	$63	$—
Class R5 (c)
Proceeds from shares issued	$27,290	$41,138	$—	$—
Cost of shares redeemed	(3,562)	—	—	—
Change in net assets from Class R5 capital transactions	$23,728	$41,138	$—	$—
Select Class
Proceeds from shares issued	$324,548	$354,513	$316,115	$195,594
Dividends and distributions reinvested	—	—	305	3,055
Cost of shares redeemed	(232,132)	(183,582)	(84,768)	(106,881)
Change in net assets from Select Class capital transactions	$92,416	$170,931	$231,652	$91,768

Total change in net assets from capital transactions	$136,769	$232,504	$233,218	$91,768

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010		Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A (b)
Issued	7,959	7,358	65		—
Reinvested	—	—	—	(a)	—
Redeemed	(5,122)	(3,807)	(4)		—
Change in Class A Shares	2,837	3,551	61		—
Class B
Issued	83	217	—		—
Redeemed	(196)	(183)	—		—
Change in Class B Shares	(113)	34	—		—
Class C (b)
Issued	868	660	3		—
Reinvested	—	—	—	(a)	—
Redeemed	(524)	(863)	—	(a)	—
Change in Class C Shares	344	(203)	3		—
Class R5 (c)
Issued	3,874	7,805	—		—
Redeemed	(480)	—	—		—
Change in Class R5 Shares	3,394	7,805	—		—
Select Class
Issued	46,815	59,900	13,451		9,225
Reinvested	—	—	13		177
Redeemed	(32,808)	(34,292)	(3,604)		(5,704)
Change in Select Class Shares	14,007	25,608	9,860		3,698

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

(c)	Commencement of offering of class of shares effective January 8, 2009 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$103,096	$53,625	$286,766	$346,853
Net assets acquired in Fund reorganization (See Note 9)	—	290,993	—	81,146
Dividends and distributions reinvested	—	6,078	—	99,082
Cost of shares redeemed	(167,798)	(86,616)	(562,984)	(799,095)
Change in net assets from Class A capital transactions	$(64,702)	$264,080	$(276,218)	$(272,014)
Class B
Proceeds from shares issued	$1,165	$1,492	$1,155	$3,688
Net assets acquired in Fund reorganization (See Note 9)	—	7,214	—	13,609
Dividends and distributions reinvested	—	1,014	—	5,159
Cost of shares redeemed	(16,165)	(27,519)	(37,583)	(29,732)
Change in net assets from Class B capital transactions	$(15,000)	$(17,799)	$(36,428)	$(7,276)
Class C
Proceeds from shares issued	$2,193	$1,163	$24,188	$29,818
Net assets acquired in Fund reorganization (See Note 9)	—	12,398	—	7,123
Dividends and distributions reinvested	—	347	—	13,808
Cost of shares redeemed	(9,337)	(6,920)	(83,767)	(122,766)
Change in net assets from Class C capital transactions	$(7,144)	$6,988	$(59,579)	$(72,017)
Class R2 (b)
Proceeds from shares issued	$— (a)	$30	$2,331	$270
Net assets acquired in Fund reorganization (See Note 9)	—	53	—	—
Dividends and distributions reinvested	—	—	—	4
Cost of shares redeemed	(32)	—	(1,209)	(2)
Change in net assets from Class R2 capital transactions	$(32)	$83	$1,122	$272
Institutional Class
Proceeds from shares issued	$—	$—	$527,453	$592,979
Dividends and distributions reinvested	—	—	1,318	77,196
Cost of shares redeemed	—	—	(435,724)	(488,063)
Redemptions in-kind (See Note 10)	—	—	47,173	—
Change in net assets from Institutional Class capital transactions	$—	$—	$140,220	$182,112
Select Class
Proceeds from shares issued	$155,494	$137,158	$468,382	$532,900
Net assets acquired in Fund reorganization (See Note 9)	—	339,484	—	57,919
Dividends and distributions reinvested	—	1,881	167	20,726
Cost of shares redeemed	(218,476)	(228,484)	(368,720)	(333,497)
Change in net assets from Select Class capital transactions	$(62,982)	$250,039	$99,829	$278,048
Ultra (c)
Proceeds from shares issued	$—	$69	$—	$—
Cost of shares redeemed	—	(2,631)	—	—
Change in net assets from Ultra capital transactions	$—	$(2,562)	$—	$—

Total change in net assets from capital transactions	$(149,860)	$500,829	$(131,054)	$109,125

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	6,323	3,776	15,310	21,642
Shares issued in connection with Fund reorganization (See Note 9)	—	21,346	—	5,361
Reinvested	—	522	—	6,737
Redeemed	(10,091)	(6,401)	(30,094)	(50,189)
Change in Class A Shares	(3,768)	19,243	(14,784)	(16,449)
Class B
Issued	93	137	66	234
Shares issued in connection with Fund reorganization (See Note 9)	—	667	—	920
Reinvested	—	110	—	360
Redeemed	(1,235)	(2,357)	(2,050)	(1,879)
Change in Class B Shares	(1,142)	(1,443)	(1,984)	(365)
Class C
Issued	146	93	1,313	1,964
Shares issued in connection with Fund reorganization (See Note 9)	—	1,004	—	480
Reinvested	— (a)	33	— (a)	961
Redeemed	(627)	(547)	(4,607)	(7,744)
Change in Class C Shares	(481)	583	(3,294)	(4,339)
Class R2 (b)
Issued	— (a)	2	121	20
Shares issued in connection with Fund reorganization (See Note 9)	—	4	—	—
Reinvested	—	—	—	— (a)
Redeemed	(2)	—	(64)	— (a)
Change in Class R2 Shares	(2)	6	57	20
Institutional Class
Issued	—	—	27,515	37,425
Reinvested	—	—	69	5,165
Redeemed	—	—	(22,644)	(29,975)
Redemptions in-kind (See Note 10)	—	—	2,355	—
Change in Institutional Class Shares	—	—	7,295	12,615
Select Class
Issued	8,781	9,845	25,058	33,997
Shares issued in connection with Fund reorganization (See Note 9)	—	23,389	—	3,801
Reinvested	—	152	9	1,397
Redeemed	(12,859)	(14,913)	(19,421)	(21,788)
Change in Select Class Shares	(4,078)	18,473	5,646	17,407
Ultra (c)
Issued	—	6	—	—
Redeemed	—	(187)	—	—
Change in Ultra Shares	—	(181)	—	—

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(c)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,504	$40,587	$72,764	$60,805
Dividends and distributions reinvested	—	—	1,731	2,351
Cost of shares redeemed	(33,398)	(49,700)	(67,947)	(61,146)
Change in net assets from Class A capital transactions	$31,106	$(9,113)	$6,548	$2,010
Class B
Proceeds from shares issued	$84	$848	$—	$—
Cost of shares redeemed	(4,436)	(4,281)	—	—
Change in net assets from Class B capital transactions	$(4,352)	$(3,433)	$—	$—
Class C
Proceeds from shares issued	$4,139	$5,635	$17,785	$14,753
Dividends and distributions reinvested	—	—	717	1,307
Cost of shares redeemed	(23,169)	(33,635)	(33,293)	(51,906)
Change in net assets from Class C capital transactions	$(19,030)	$(28,000)	$(14,791)	$(35,846)
Institutional Class
Proceeds from shares issued	$—	$—	$76,158	$59,553
Dividends and distributions reinvested	—	—	1,753	280
Cost of shares redeemed	—	—	(9,427)	(14,626)
Change in net assets from Institutional Class capital transactions	$—	$—	$68,484	$45,207
Select Class
Proceeds from shares issued	$153,988	$74,496	$28,225	$47,916
Dividends and distributions reinvested	—	—	411	533
Cost of shares redeemed	(227,365)	(471,808)	(22,012)	(33,249)
Change in net assets from Select Class capital transactions	$(73,377)	$(397,312)	$6,624	$15,200

Total change in net assets from capital transactions	$(65,653)	$(437,858)	$66,865	$26,571

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	6,429	4,007	4,748	5,134
Reinvested	—	—	114	216
Redeemed	(3,339)	(4,964)	(4,392)	(5,281)
Change in Class A Shares	3,090	(957)	470	69
Class B
Issued	8	86	—	—
Redeemed	(453)	(433)	—	—
Change in Class B Shares	(445)	(347)	—	—
Class C
Issued	423	571	1,153	1,212
Reinvested	—	—	47	120
Redeemed	(2,368)	(3,391)	(2,236)	(4,370)
Change in Class C Shares	(1,945)	(2,820)	(1,036)	(3,038)
Institutional Class
Issued	—	—	4,877	5,806
Reinvested	—	—	115	26
Redeemed	—	—	(619)	(1,146)
Change in Institutional Class Shares	—	—	4,373	4,686
Select Class
Issued	15,269	7,389	1,827	4,373
Reinvested	—	—	27	49
Redeemed	(22,446)	(46,864)	(1,427)	(3,181)
Change in Select Class Shares	(7,177)	(39,475)	427	1,241

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2010	$5.88	$(0.03	)(e)	$0.91	$0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55
January 1, 2006 through June 30, 2006 (g)	6.35	(0.01	)(e)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(e)	0.66	0.61

Class B
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (h)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43
January 1, 2006 through June 30, 2006 (g)	6.08	(0.03	)(e)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	)(e)	0.63	0.54

Class C
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42
May 1, 2006(i) through June 30, 2006 (g)	6.80	(0.04	)(e)	(0.42)	(0.46)

Class R5
Year Ended June 30, 2010	5.93	—	(e)(h)	0.93	0.93
January 8, 2009 (i) through June 30, 2009	5.37	—	(e)(h)	0.56	0.56

Select Class
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56
May 1, 2006(i) through June 30, 2006 (g)	7.11	(0.01	)(e)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$6.76	14.97%	$101,814	1.31%		(0.41)%	1.31%	102%
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140

6.31	14.52	3,070	1.81		(0.91)	1.81	102
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140

6.31	14.31	12,811	1.81		(0.91)	1.81	102
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

6.86	15.68	76,767	0.86		0.05	0.86	102
5.93	10.43	46,312	0.90		(0.08)	1.06	119

6.83	15.18	604,663	1.06		(0.16)	1.06	102
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
November 2, 2009 (e) through June 30, 2010	$21.55	$0.05		$1.41	$1.46	$(0.06)	$—	$(0.06)

Class C
November 2, 2009 (e) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (f)	—	— (f)

Select Class
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (g)	32.87	0.14	(h)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(h)	3.09	3.19	(0.09)	(3.53)	(3.62)

(a)	Annualized for periods less than one year

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$22.95	6.77%	$1,394	1.24%	0.30%	1.44%	56%

22.93	6.40	65	1.74	(0.23)	1.92	56

22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund (e)
Class A
Year Ended June 30, 2010	$13.68	$(0.09	)(f)	$2.76		$2.67	$—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33	)(g)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)

Class B
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19		2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09	)(g)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)

Class C
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50		2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78	)(g)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)

Class R2
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94		2.82	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	—	(j)	— (j)	—

Select Class
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94		2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70	)(g)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)

(a)	Annualized for periods less than one year

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to June 27, 2009, the Fund was named Diversified Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and the total return.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Commencement of offering of class of shares.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$16.35	19.52%		$560,054	1.24%	(0.53)%	1.42%	82%
13.68	(30.97	)(g)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22	)(h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112

12.90	18.89		20,893	1.77	(1.07)	1.92	82
10.85	(31.35	)(g)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	)(h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112

14.73	18.89		23,389	1.77	(1.06)	1.92	82
12.39	(31.38	)(g)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	)(h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112

17.38	19.37		63	1.40	(0.69)	1.67	82
14.56	0.00		83	1.22	(0.31)	1.94	96

17.47	19.90		685,843	0.93	(0.22)	1.17	82
14.57	(30.74	)(g)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	)(h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2010	$15.24	$0.19	(e)	$3.48	$3.67	$—	$—	$—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (f)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(e)	1.84	1.96	(0.12)	(0.61)	(0.73)

Class B
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(e)(g)	1.81	1.81	—	(0.61)	(0.61)

Class C
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(e)(g)	1.81	1.81	— (g)	(0.61)	(0.61)

Class R2
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008(h) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (f)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(e)	1.86	2.10	(0.21)	(0.61)	(0.82)

Select Class
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (f)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(e)	1.85	2.03	(0.16)	(0.61)	(0.77)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.91	24.08%	$1,705,572	1.23%	1.04%	1.40%	34%
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45

18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45

18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45

18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45

19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2010	$10.21	$(0.17	)(d)	$(0.33)	$(0.50)	$—	$—	$—	$—	$—
Year Ended June 30, 2009	10.23	(0.08	)(d)	0.06	(0.02)	—	—	—	—	—
Year Ended June 30, 2008	11.24	0.28	(d)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(e)

Class B
Year Ended June 30, 2010	10.01	(0.23	)(d)	(0.34)	(0.57)	—	—	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(d)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(d)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(e)

Class C
Year Ended June 30, 2010	10.02	(0.23	)(d)	(0.33)	(0.56)	—	—	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(d)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(d)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(e)

Select Class
Year Ended June 30, 2010	10.27	(0.14	)(d)	(0.34)	(0.48)	—	—	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(d)	0.05	— (e)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(d)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(d)	Calculated based upon average shares outstanding.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)	Net expenses (excluding dividend and interest expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (c)	Portfolio turnover rate (including short sales) (c)

$ 9.71	(4.90)%	$94,549	2.94%	1.49%	(1.65)%	3.39%	1.94%	146%	348%
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—

9.44	(5.69)	7,849	3.69	2.24	(2.39)	3.89	2.44	146	348
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—

9.46	(5.59)	39,610	3.70	2.24	(2.39)	3.89	2.44	146	348
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—

9.79	(4.67)	433,539	2.70	1.24	(1.39)	3.15	1.69	146	348
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2010	$12.01	$0.23	(e)	$3.17	$3.40	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (f)	15.88	0.10	(e)	1.19	1.29	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.13	(e)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Year Ended June 30, 2010	11.97	0.15	(e)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (f)	15.85	0.05	(e)	1.20	1.25	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.06	(e)	1.00	1.06	(0.03)	(0.18)	(0.21)

Institutional Class
Year Ended June 30, 2010	12.01	0.31	(e)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (f)	15.83	0.25	(e)	1.08	1.33	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.11	(e)	0.99	1.10	(0.09)	(0.18)	(0.27)

Select Class
Year Ended June 30, 2010	12.04	0.27	(e)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (f)	15.91	0.12	(e)	1.19	1.31	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.15	(e)	1.01	1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$15.22	28.35%	$150,081	1.24%	1.52%	1.38%	45%
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$959,307	$11,084	$—	$970,391

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$536,821	$—	$—	$536,821

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$1,322,439	$—	$—	$1,322,439

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$5,253,119	$—	$—	$5,253,119

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$576,744	$—	$—	$576,744
Liabilities in Securities Sold Short ##	$491,931	$—	$—	$491,931

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$484,333	$4,147	$—	$488,480

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of an ADR. Please refer to the SOI for industry specifics of the portfolio holdings.

##	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

B.  Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2010, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

C.  Securities Lending — Each Fund (except Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund. Securities loaned are collateralized by cash, which is invested Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$274
Mid Cap Equity Fund	101
Mid Cap Growth Fund	41
Mid Cap Value Fund	224

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedules of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Growth Advantage Fund	$165,050	$170,889	$170,889
Mid Cap Equity Fund	80,741	83,284	83,284
Mid Cap Growth Fund	42,802	44,629	46,515	*
Mid Cap Value Fund	83,148	85,595	85,595

*	Differences in the Cash Collateral posted by Borrower and the Total Value of Collateral Investments are attributable to certain cash collateral being posted by or remitted to borrowers after the collateral had been invested in the Prime Money Market Fund on June 30, 2010.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM and JPMorgan Investment Advisors Inc., previous advisor to certain Funds (collectively the “Advisors”) waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$144
Mid Cap Equity Fund	55
Mid Cap Growth Fund	24
Mid Cap Value Fund	110

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$13
Mid Cap Value Fund	42

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Growth Advantage Fund	$(30,138)	$1,454	$28,684
Mid Cap Equity Fund	—	(164)	164
Mid Cap Growth Fund	(6,373)	5,737	636
Mid Cap Value Fund	(7,919)	(2,358)	10,277
Multi-Cap Market Neutral Fund	(9,406)	9,581	(175)
Value Advantage Fund	—	(1,963)	1,963

The reclassifications for the Funds relate primarily to expiration of capital loss carryforward (Growth Advantage Fund), investments in partnerships (Mid Cap Equity Fund and Value Advantage Fund), non-taxable special dividends (Mid Cap Equity Fund and Mid Cap Value Fund), redemption in-kinds (Mid Cap Value Fund) and net operating loss (Mid Cap Growth Fund and Multi-Cap Market Neutral Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund,

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

assuming all rights and responsibilities of JPMIA with respect to the Funds under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2010, the annual effective rate was 0.10% of average daily net assets for Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund and 0.09% of average daily net assets for Mid Cap Equity Fund.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50%
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$49	$13
Mid Cap Equity Fund	1	—	(a)
Mid Cap Growth Fund	21	45
Mid Cap Value Fund	65	157
Multi-Cap Market Neutral Fund	6	26
Value Advantage Fund	35	13

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25%	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	1.35%	2.05%	2.05%	n/a	0.90%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Mid Cap Growth Fund	1.24	1.77	1.77	1.40%	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the year ended June 30, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$38	$736	$774
Mid Cap Growth Fund	18	350	2,501	2,869
Mid Cap Value Fund	4,763	2,749	2,120	9,632
Multi-Cap Market Neutral Fund	2	—	1,069	1,071
Value Advantage Fund	256	328	115	699

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$40	$132	$172
Multi-Cap Market Neutral Fund	885	299	346	1,530

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2010 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$25
Mid Cap Equity Fund	21
Mid Cap Growth Fund	23
Mid Cap Value Fund	245
Multi-Cap Market Neutral Fund	62
Value Advantage Fund	27

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$929,737	$768,366	$—	$—
Mid Cap Equity Fund	399,529	185,702	—	—
Mid Cap Growth Fund	1,088,841	1,253,467	—	—
Mid Cap Value Fund	1,659,454	1,655,241	—	—
Multi-Cap Market Neutral Fund	838,950	1,053,459	940,173	1,168,002
Value Advantage Fund	250,805	189,327	—	—

During the year ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$917,093	$89,357	$36,059	$53,298
Mid Cap Equity Fund	522,171	38,761	24,111	14,650
Mid Cap Growth Fund	1,208,273	197,373	83,207	114,166
Mid Cap Value Fund	5,060,585	636,437	443,903	192,534
Multi-Cap Market Neutral Fund	573,052	42,742	39,050	3,692
Value Advantage Fund	459,211	50,453	21,184	29,269

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and outstanding partnership basis (Value Advantage Fund).

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Equity Fund	$1,930	$—	$1,930
Mid Cap Value Fund	1,948	—	1,948
Value Advantage Fund	5,629	—	5,629

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Equity Fund	$1,590	$10,014	$11,604
Mid Cap Growth Fund	—	15,786	15,786
Mid Cap Value Fund	102,330	168,318	270,648
Value Advantage Fund	4,240	1,797	6,037

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(126,922)	$53,298
Mid Cap Equity Fund	307	(32,940)	14,650
Mid Cap Growth Fund	—	(209,110)	114,166
Mid Cap Value Fund	60,161	(583,577)	192,534
Multi-Cap Market Neutral Fund	—	(100,670)	43,900
Value Advantage Fund	5,355	(78,283)	29,269

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund), post-October loss deferrals (Growth Advantage Fund, Mid Cap Value Fund and Value Advantage Fund), distributions payable (Mid Cap Equity Fund), investments in partnerships (Value Advantage Fund), loss deferrals on unsettled short sales (Multi-Cap Market Neutral Fund) and wash sale loss deferrals.

As of June 30, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2011	2015	2016	2017	2018	Total
Growth Advantage	$2,527	$—	$—	$70,387	$54,008	$126,922
Mid Cap Equity Fund	—	—	—	5,149	27,791	32,940
Mid Cap Growth Fund	—	—	47,301	39,210	122,599	209,110	*
Mid Cap Value Fund	—	—	—	47,014	536,563	583,577	*
Multi-Cap Market Neutral Fund	—	3,635	97,035	—	—	100,670
Value Advantage Fund	—	—	—	14,925	63,358	78,283

*	Amounts include capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

During the year ended June 30, 2010, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Multi-Cap Market Neutral Fund	$262

During the year ended June 30, 2010, the following Funds had capital loss carryforwards expire (amounts in thousands):

Growth Advantage Fund	$28,364

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2010, the Funds deferred to July 1, 2010 post-October capital and currency losses of (amounts in thousands):

	Capital Losses	Currency Losses
Growth Advantage Fund	$—	$3
Mid Cap Equity Fund	—	1
Mid Cap Growth Fund	—	5
Mid Cap Value Fund	8,044	—
Value Advantage Fund	2,967	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Fund
Multi-Cap Market Neutral Fund	66.3%	—%
Value Advantage Fund	—	15.9

Significant shareholder transactions, if any, may impact the Fund’s performance.

As of June 30, 2010, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM I and JPM II approved management’s proposal to merge JPMorgan Capital Growth Fund (the “Capital Growth Fund” or “JPM I Target Fund”) into Mid Cap Growth Fund (the “JPM II Acquiring Fund”) and the Boards of Trustees of JPM II and JPMFMFG approved management’s proposal to merge JPMorgan Diversified Mid Cap Value Fund (“Diversified Mid Cap Value Fund” or “JPM II Target Fund”) into Mid Cap Value Fund (“JPMFMFG Acquiring Fund). The Agreement and Plan of Reorganization with respect to the Capital Growth Fund was approved by Capital Growth Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Diversified Mid Cap Value Fund was approved by Diversified Mid Cap Value Fund’s shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Class B, Class C, Select Class and Class R2 shareholders of Capital Growth Fund received a number of shares of the corresponding class in the Mid Cap Growth Fund with a value equal to their holdings in the Capital Growth Fund as of the close of business on the date of the reorganization. Class A, Class B, Class C and Select Class shareholders of Diversified Mid Cap Value Fund received a number of shares of the Class A, Class B, Class C and Select Class, respectively, in the Mid Cap Value Fund with a value equal to their holdings in the Diversified Mid Cap Value Fund as of the close of business on the date of the reorganization.

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Capital Growth Fund				$15,500
Class A	10,926	$290,993	$26.6330
Class B	307	7,214	23.4989
Class C	538	12,398	23.0386
Select Class	11,808	339,484	28.7501
Class R2	2	53	26.6112
Acquiring Fund
Mid Cap Growth Fund				$1,104
Class A	16,679	$227,388	$13.6328
Class B	2,096	22,654	10.8089
Class C	1,064	13,135	12.3447
Select Class	19,916	289,090	14.5151
Class R2	2	30	14.5122
Post Reorganization
Mid Cap Growth Fund				$16,604
Class A	38,025	$518,381	$13.6328
Class B	2,763	29,868	10.8089
Class C	2,068	25,533	12.3447
Select Class	43,305	628,574	14.5151
Class R2	6	83	14.5122
Target Fund
Diversified Mid Cap Value Fund				($24,252)
Class A	14,037	$81,146	$5.7808
Class B	2,603	13,609	5.2288
Class C	1,363	7,123	5.2240
Select Class	10,088	57,919	5.7415
Acquiring Fund
Mid Cap Value Fund				($589,616)
Class A	99,682	$1,508,856	$15.1367
Class B	6,351	93,975	14.7964
Class C	19,630	291,256	14.8376
Select Class	46,134	702,849	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562
Post Reorganization
Mid Cap Value Fund				($713,868)
Class A	105,043	$1,590,002	$15.1367
Class B	7,271	107,584	14.7964
Class C	20,110	298,379	14.8376
Select Class	49,935	760,768	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562

Expenses related to the reorganizations were incurred by the Target funds. The Advisors, Administrator and Distributor voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganizations.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

10. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on May 24, 2010, certain shareholders of the Mid Cap Value Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$47,173	$(7,817)	Redemption-In-Kind

11. Subsequent Event

Subsequent to June 30, 2010 and through August 24, 2010, certain shareholders of the Mid Cap Equity Fund redeemed their Select Shares and the Mid Cap Equity Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 32% of the net assets at June 30, 2010 of the Mid Cap Equity Fund.

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of JPMorgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of JPMorgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 26, 2010

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

96   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$938.90	$6.30	1.31%
Hypothetical	1,000.00	1,018.30	6.56	1.31
Class B
Actual	1,000.00	937.60	8.70	1.81
Hypothetical	1,000.00	1,015.82	9.05	1.81
Class C
Actual	1,000.00	936.20	8.69	1.81
Hypothetical	1,000.00	1,015.82	9.05	1.81
Class R5
Actual	1,000.00	942.30	4.14	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Select Class
Actual	1,000.00	939.50	5.10	1.06
Hypothetical	1,000.00	1,019.54	5.31	1.06

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Mid Cap Equity Fund
Class A
Actual	$1,000.00	$973.10	$6.07	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	970.40	8.50	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Select Class
Actual	1,000.00	974.70	4.36	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	951.70	6.00	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	949.90	8.56	1.77
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class C
Actual	1,000.00	949.70	8.56	1.77
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class R2
Actual	1,000.00	950.80	6.77	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	953.60	4.50	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	995.80	6.14	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	993.00	8.65	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	993.50	8.65	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	994.70	7.37	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual	1,000.00	997.90	3.67	0.74
Hypothetical	1,000.00	1,012.12	3.71	0.74
Select Class
Actual	1,000.00	996.90	4.85	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

98   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual	$1,000.00	$967.10	$14.05	2.88%
Hypothetical	1,000.00	1,010.51	14.36	2.88
Class B
Actual	1,000.00	963.30	17.62	3.62
Hypothetical	1,000.00	1,006.84	18.01	3.62
Class C
Actual	1,000.00	964.30	17.63	3.62
Hypothetical	1,000.00	1,006.84	18.01	3.62
Select Class
Actual	1,000.00	968.30	12.84	2.63
Hypothetical	1,000.00	1,011.75	13.12	2.63

Value Advantage Fund
Class A
Actual	1,000.00	996.10	6.14	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	993.50	8.60	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Institutional Class
Actual	1,000.00	998.70	3.67	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	998.00	4.90	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   99

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010:

Dividends Received Deduction
Mid Cap Equity Fund	100.00%
Mid Cap Value Fund	100.00
Value Advantage Fund	97.96

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$1,930
Mid Cap Value Fund	1,948
Value Advantage Fund	5,629

100   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   101

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-MC-610

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2010

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Dynamic Plus Fund
    (formerly JPMorgan Intrepid Plus Fund)
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Disciplined Equity Fund	3
JPMorgan Equity Income Fund	6
JPMorgan Growth and Income Fund	9
JPMorgan Large Cap Growth Fund	12
JPMorgan Large Cap Value Fund	15
JPMorgan U.S. Dynamic Plus Fund	18
JPMorgan U.S. Equity Fund	21
JPMorgan U.S. Large Cap Core Plus Fund	25
JPMorgan U.S. Large Cap Value Plus Fund	28
Schedules of Portfolio Investments	31
Financial Statements	68
Financial Highlights	90
Notes to Financial Statements	110
Report of Independent Registered Public Accounting Firm	125
Trustees	126
Officers	128
Schedule of Shareholder Expenses	129
Tax Letter	133
Privacy Policy	134

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets and offered renewed confidence that the worst of the financial crisis was over.

“In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news as well as renewed deflation concerns. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory

The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Economic concerns drive investors to longer-dated Treasuries

Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8%, and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

While European policymakers and the International Monetary Fund eventually responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused most stock markets to decline in the second quarter of 2010, with volatility returning to elevated levels. Nevertheless, most markets finished the twelve months ended June 30, 2010 with positive returns due to the strong rally during the first nine months of the reporting period.

U.S. Equity Markets

Despite falling victim to this widespread risk aversion, U.S. stocks posted solid gains for the reporting period, with the S&P 500 Index gaining 14.43% for the twelve months ended June 30, 2010. Investor sentiment was supported by strong corporate earnings, as a significant number of companies listed in the S&P 500 Index reported better-than-expected revenue for the first quarter of 2010. U.S. mid cap stocks gained more than U.S. large and small cap stocks during the reporting period, while value stocks outperformed growth stocks across asset classes.

2   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	15.49%
S&P 500 Index	14.43%

Net Assets as of 6/30/2010 (In Thousands)	$240,536

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index.

FUND PERFORMANCE

The JPMorgan Disciplined Equity Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2010, as the Fund’s stock selection in the industrial cyclical and basic materials sectors more than offset relative weakness from the Fund’s stock selection in the capital markets and health services & systems sectors.

Among the largest individual contributors to relative performance was the Fund’s overweight position in Dow Chemical Co., which provides chemical, plastic and agricultural products and services to a diversified array of end markets. Dow Chemical Co.’s acquisition of Rohm and Haas in 2009 tilted the company’s portfolio more toward the higher margin specialty chemical business, a transformation that was viewed positively by investors.

Other individual contributors to the Fund’s relative performance included the Fund’s overweight position in SanDisk Corp. The flash memory card manufacturer benefited after it reported strong first-quarter earnings and raised its profit outlook for the remainder of 2010. Flash memory cards are used in many consumer electronic products. In its quarterly report, management noted increased demand for flash memory cards, spurring SanDisk’s sales. The Fund’s relative performance also benefited from its underweight position in Monsanto. The global seed producer saw its stock price decline after it lowered its full year earnings forecast, citing lower profits in its “Round Up” weed-killing business.

Among the largest individual detractors from relative performance was the Fund’s overweight position in State Street Corp., a leading processing and custody bank. The processing banks are beneficiaries of higher interest rates, and the stocks have underperformed as the market continued to push out expectations of when the Fed will begin raising rates. State Street’s stock was under pressure after the company reported weakness in its securities lending and foreign exchange businesses. In addition, investor concerns surrounding potential charges related to its legacy securities lending collateral pool weighed on the stock.

Other individual detractors from relative performance included the Fund’s overweight positions in Goldman Sachs Group, Inc. and WellPoint, Inc. Shares of investment bank Goldman Sachs declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010. WellPoint is one of the largest health-benefits providers in the U.S. and is a large licensee of the Blue Cross brand. The company has a high exposure to the individual health insurance market and its stock declined amid investor uncertainty surrounding health care legislation. In addition, the company’s decision to raise premiums by 30% in the California market received significant pushback from the state, which further weighed on the stock.

HOW THE FUND WAS MANAGED

To help ensure that stock selection was the principal source of potential excess return, the Fund’s portfolio managers allowed only modest deviations in sector weightings relative to the Benchmark. They sought investment opportunities in companies that were attractive based on valuation and strong fundamentals. In particular, they emphasized companies that they believed were inexpensively valued and that would perform well in an improving macro economic environment.

Although there were no significant changes made to the Fund’s overall management strategy during the period, a third portfolio manager was added to the Fund. As a result, the Fund’s turnover increased from the prior twelve-month reporting period as the new portfolio manager sought to capitalize on investment opportunities that he viewed as attractive. Increasing market volatility in the second quarter of 2010 also contributed to the Fund’s higher turnover.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.4%
2.	Apple, Inc.	2.8
3.	Microsoft Corp.	2.4
4.	Bank of America Corp.	2.4
5.	Merck & Co., Inc.	2.2
6.	Procter & Gamble Co. (The)	2.1
7.	International Business Machines Corp.	2.0
8.	Coca-Cola Co. (The)	1.9
9.	Philip Morris International, Inc.	1.8
10.	Chevron Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	17.7%
Financials	15.3
Health Care	12.1
Consumer Discretionary	11.3
Consumer Staples	10.9
Energy	10.6
Industrials	10.2
Utilities	3.8
Telecommunication Services	3.4
Materials	3.1
U.S. Treasury Obligation	0.2
Short-Term Investment	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

4   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		14.88%	(0.67)%	(2.03)%
With Sales Charge*		8.84	(1.73)	(2.56)
INSTITUTIONAL CLASS SHARES	1/3/97	15.49	(0.26)	(1.60)
SELECT CLASS SHARES	9/10/01	15.28	(0.41)	(1.80)
ULTRA SHARES	3/24/03	15.60	(0.16)	(1.52)

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares prior to its inception date reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Ultra Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   5

JPMorgan Equity Income Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	17.45%
Russell 1000 Value Index	16.92%

Net Assets as of 6/30/2010 (In Thousands)	$180,504

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

FUND PERFORMANCE

The JPMorgan Equity Income Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the twelve months ended June 30, 2010. Strength from the Fund’s utilities holdings and the positive relative impact from the Fund’s underweight in the energy sector more than offset weakness from the Fund’s healthcare holdings and the negative relative impact from the Fund’s underweight in the materials sector.

Among the Fund’s largest individual contributors to relative performance were M&T Bank Corp. and United Technologies Corp. Shares of Buffalo-based regional bank M&T Bank Corp. benefited as prudent management decisions allowed the bank to remain profitable through the credit crisis. The stock also benefited from investor speculation that Banco Santander, S.A. would acquire M&T Bank Corp. to merge it with Banco Santander’s U.S. subsidiary, Sovereign Bank. United Technologies Corporation is a diversified manufacturing company, whose more well-known products include Carrier heating and air conditioning systems, Otis elevators and Pratt & Whitney aircraft engines. The stock was a strong performer during the reporting period as order trends appeared to be improving in several of the company’s end markets.

Individual detractors from the Fund’s relative performance included Exxon Mobil Corp. and Pfizer, Inc. Shares of Exxon Mobil Corp. declined following the company’s announced acquisition of XTO Energy, a natural gas producer. Reaction to the acquisition was mixed as some investors felt that the company should have used its cash in a more shareholder friendly manner. Shares of Exxon Mobil Corp. declined later in the reporting period over concerns surrounding the oil spill in the Gulf of Mexico and its impact on the company’s earnings generated from offshore drilling activities in the Gulf. Pfizer’s management issued a conservative outlook for 2010, which disappointed some investors. The potential impact of federal healthcare reform and the company’s exposure to Europe also weighed on the stock.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

The Fund was overweight in the consumer sectors of the market, particularly in retail and consumer staples. These are areas of the market where the Fund’s portfolio managers find many of the qualities they typically seek in their investments, such as strong brands, recurring revenue business models, consistent cash flow generation, attractive dividends yields and strong dividend coverage (the extent to which a company’s net income supports its total dividend payments). While the Fund was underweight the energy sector, the Fund’s portfolio managers’ emphasis in this area continued to be in integrated energy and pipeline companies. They believed that near-term shortages in oil supply and the resulting higher oil prices should benefit the integrated oil companies. In their view, the pipeline companies carried more consistent revenue streams relative to other energy companies.

6   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Chevron Corp.	2.7%
2.	Pfizer, Inc.	2.6
3.	Merck & Co., Inc.	2.6
4.	ConocoPhillips	2.5
5.	Wells Fargo & Co.	2.3
6.	United Technologies Corp.	2.0
7.	Johnson & Johnson	2.0
8.	Exxon Mobil Corp.	1.9
9.	Novartis AG, (Switzerland), ADR	1.8
10.	Verizon Communications, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.1%
Consumer Discretionary	14.5
Energy	12.3
Industrials	12.0
Health Care	11.0
Consumer Staples	8.5
Utilities	6.2
Materials	5.1
Telecommunication Services	4.7
Information Technology	3.4
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   7

JPMorgan Equity Income Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		16.94%	(0.16)%	1.48%
With Sales Charge*		10.83	(1.23)	0.94
CLASS B SHARES	1/14/94
Without CDSC		16.63	(0.66)	0.95
With CDSC**		11.63	(1.08)	0.95
CLASS C SHARES	11/4/97
Without CDSC		16.34	(0.70)	0.83
With CDSC***		15.34	(0.70)	0.83
SELECT CLASS SHARES	7/2/87	17.45	0.17	1.78

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan Growth and Income Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	16.25%
S&P 500/Citigroup Value Index	16.40%

Net Assets as of 6/30/2010 (In Thousands)	$275,989

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund seeks to provide capital growth over the long-term and earn income from dividends.

FUND PERFORMANCE

The JPMorgan Growth and Income Fund (Class A Shares, without a sales charge) underperformed the S&P 500/Citigroup Value Index for the twelve months ended June 30, 2010. The Fund’s stock selection in the energy and consumer discretionary sectors detracted from relative performance, while the Fund’s financials and health care holdings contributed to relative performance.

Individual detractors from the Fund’s relative performance included Exxon Mobil Corp., and Walgreen Co. Shares of Exxon Mobil Corp. declined following the company’s announced acquisition of XTO Energy, a natural gas producer. Reaction to the acquisition was mixed as some investors felt that the company should have used its cash in a more shareholder friendly manner. Shares of Exxon Mobil Corp. declined later in the reporting period over concerns surrounding the oil spill in the Gulf of Mexico and its impact on the company’s earnings generated from offshore drilling activities in the Gulf. Shares of Walgreen Co., a drug retailer, were weak mainly because of concerns about a dispute with pharmacy benefit manager CVS Caremark, robust merger activity in the industry and pressure on the company’s same-store sales (a statistic used in retail industry analysis that compares sales of a company’s stores that have been open for at least one year).

Among the Fund’s largest individual contributors to relative performance were American Express Co. and M&T Bank Corp. American Express Co. is a provider of charge and credit payment card products and travel-related services to both consumers and businesses. The company was a strong performer throughout the reporting period as the economy gradually recovered and credit trends continued to improve. Shares of Buffalo-based regional bank M&T Bank Corp. benefited as prudent management decisions allowed the bank to remain profitable through the credit crisis. The stock also benefited from investor speculation that Banco Santander, S.A. would acquire M&T Bank Corp. to merge it with Banco Santander’s U.S. subsidiary, Sovereign Bank.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was underweight the telecommunications sector because of uncertainty regarding higher-than-expected capital expenditures, which could lead to a delay in returns of cash to shareholders. The Fund was overweight the energy sector, with a particular emphasis on the integrated energy companies. The Fund’s portfolio managers believed that nearer term shortages in oil supply and the resulting higher oil prices should benefit the integrated oil companies. The Fund was also overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek in their investments, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   9

JPMorgan Growth and Income Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wells Fargo & Co.	3.2%
2.	Bank of America Corp.	2.7
3.	Exxon Mobil Corp.	2.6
4.	Microsoft Corp.	2.4
5.	Merck & Co., Inc.	2.4
6.	Devon Energy Corp.	2.4
7.	United Technologies Corp.	2.0
8.	Wal-Mart Stores, Inc.	2.0
9.	Verizon Communications, Inc.	1.9
10.	ConocoPhillips	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.7%
Consumer Discretionary	15.3
Energy	12.4
Health Care	10.9
Consumer Staples	8.0
Information Technology	7.4
Industrials	7.2
Utilities	4.2
Materials	3.3
Telecommunication Services	3.0
Short-Term Investment	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

10   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		16.25%	(2.26)%	(0.68)%
With Sales Charge*		10.14	(3.31)	(1.22)
CLASS B SHARES	11/4/93
Without CDSC		15.66	(2.75)	(1.08)
With CDSC**		10.66	(3.20)	(1.08)
CLASS C SHARES	1/2/98
Without CDSC		15.72	(2.74)	(1.17)
With CDSC***		14.72	(2.74)	(1.17)
SELECT CLASS SHARES	1/25/96	16.63	(1.95)	(0.18)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and the Lipper Large-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	18.90%
Russell 1000 Growth Index	13.62%

Net Assets as of 6/30/2010 (In Thousands)	$512,995

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

FUND PERFORMANCE

The JPMorgan Large Cap Growth Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2010, as strong stock selection in the technology sector more than offset relative weakness from the Fund’s financial services holdings.

Several of the Fund’s individual contributors to relative performance came from the technology sector, as the Fund’s overweight positions in Apple Inc. and Cognizant Technology Solutions Corp. added to the Fund’s relative performance versus the Benchmark. Apple Inc. designs and manufactures personal computers and mobile communication devices, as well as portable digital music and video players. Shares of Apple Inc. benefited from investor enthusiasm surrounding several of the company’s new products, most notably the iPad. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. The company benefited amid signs that its clients began to continue projects with offshore vendors that they had delayed during the recession.

Another individual contributor to relative performance was the Fund’s overweight position in Amazon.com, Inc. The online retailer benefited as consumer spending began to recover from severely depressed levels.

Individual detractors from relative performance included the Fund’s underweight positions in fast-food restaurant operator McDonald’s Corp., household products provider The Procter & Gamble Co. and pharmaceutical drug company Merck & Co., Inc. The Fund’s underweight positions in these stocks hurt its relative performance as each stock was a strong performer in the Benchmark.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the consumer discretionary and materials and processing sectors and underweight the consumer staples sector. The Fund’s largest overweight versus the Benchmark was in the technology sector, where the Fund’s portfolio managers identified their most attractive investment opportunities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	7.9%
2.	Amazon.com, Inc.	4.1
3.	Express Scripts, Inc.	3.9
4.	Cognizant Technology Solutions Corp., Class A	3.5
5.	McDonald’s Corp.	3.3
6.	Teva Pharmaceutical Industries Ltd., (Israel), ADR	2.5
7.	International Business Machines Corp.	2.4
8.	Colgate-Palmolive Co.	2.2
9.	DIRECTV, Class A	2.1
10.	Google, Inc., Class A	2.1

12   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	37.4%
Consumer Discretionary	19.4
Health Care	17.0
Industrials	7.6
Consumer Staples	7.3
Energy	4.2
Materials	2.1
Financials	1.1
Telecommunication Services	1.0
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		18.62%	1.21%	(4.97)%
With Sales Charge*		12.40	0.12	(5.48)
CLASS B SHARES	1/14/94
Without CDSC		17.26	0.66	(5.47)
With CDSC**		12.26	0.27	(5.47)
CLASS C SHARES	11/4/97
Without CDSC		17.22	0.68	(5.56)
With CDSC***		16.22	0.68	(5.56)
CLASS R2 SHARES	11/3/08	18.34	0.97	(5.24)
CLASS R5 SHARES	4/14/09	19.14	1.51	(4.71)
SELECT CLASS SHARES	2/28/92	18.90	1.48	(4.73)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan Large Cap Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.13%
Russell 1000 Value Index	16.92%

Net Assets as of 6/30/2010 (In Thousands)	$457,272

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

FUND PERFORMANCE

The JPMorgan Large Cap Value Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the technology and capital markets sectors detracted from relative performance, while the Fund’s stock selection in the insurance and industrial cyclical sectors contributed to relative performance.

The majority of the Fund’s relative underperformance occurred during the second quarter of 2010, as the Fund’s pro-cyclical tilt did not work well in a period where fears of a double-dip recession intensified and investors flocked to sectors perceived as less risky.

Several of the Fund’s largest individual detractors were in the technology sector and included the Fund’s overweight positions in Symantec Corp. and Microsoft Corp. Shares of Symantec Corp. declined after the company continued to post earnings results that were below investor expectations. Symantec Corp., a leading provider of security, storage, and data management software, suffered from operating margin contraction, as well as weaker-than-expected revenue growth in recent quarters. While the company’s security business appeared to be stable, its storage business was adversely impacted by a lengthening of the sales cycle for larger transactions, as customers hesitated to close large deals in both the U.S. and Europe. Shares of Microsoft Corp. declined as the market continued to debate whether the introduction of tablets will take share from PCs and notebooks or represent incremental demand. In addition, Microsoft Corp.’s lack of a tablet offering caused some investors to question the longer term growth prospects for the company.

Among other individual detractors from relative performance was the Fund’s overweight position in State Street Corp., a leading processing and custody bank. The processing banks are beneficiaries of higher interest rates, and the stocks have underperformed as the market continued to push out expectations of when the Federal Reserve will begin raising rates. State Street Corp.’s stock was under pressure after the company reported weakness in its securities lending and foreign exchange businesses. In addition, investor concerns surrounding potential charges related to its legacy securities lending collateral pool weighed on the stock.

Not owning shares of American Express Co. also detracted from the Fund’s relative performance as the stock was a strong performer in the Benchmark. The credit card company reported better-than-expected first-quarter profit, as the improving economy spurred credit-card spending and helped customers keep up with payments. This drag on relative performance was somewhat offset by the Fund’s overweight position in credit card company Capital One Financial Corp., which also benefited from these factors.

Individual contributors to relative performance included the Fund’s overweight positions in Navistar International Corp., MGIC Investment Corp. and Dow Chemical Co. Shares of Navistar International Corp., a manufacturer of trucks and military vehicles, rose after the company reported better-than-expected earnings. MGIC Investment Corp., a mortgage insurance company, reported an operating loss that was much lower than investors had expected. The company also reported encouraging credit statistics that showed a deceleration in delinquency growth. Dow Chemical Co. provides chemical, plastic and agricultural products and services to a diversified array of end markets. Dow Chemical Co.’s acquisition of Rohm and Haas in 2009 tilted the company’s portfolio more toward the higher margin specialty chemical business, a transformation that was viewed positively by investors.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers combined a bottom up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value. As a result of this process, the Fund’s largest overweight was in the technology sector. The Fund’s portfolio managers saw attractive investment opportunities in this sector, particularly among hardware and networking companies that offered attractive valuations and they believed appeared well positioned to benefit from the continued increase in enterprise technology spending.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   15

JPMorgan Large Cap Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Bank of America Corp.	4.6%
2.	Wells Fargo & Co.	4.2
3.	Merck & Co., Inc.	4.1
4.	Procter & Gamble Co. (The)	3.3
5.	Microsoft Corp.	2.5
6.	Walt Disney Co. (The)	2.4
7.	Goldman Sachs Group, Inc. (The)	2.4
8.	Chevron Corp.	2.4
9.	Pfizer, Inc.	2.2
10.	CVS/Caremark Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	28.2%
Health Care	14.3
Energy	12.0
Consumer Discretionary	10.4
Industrials	8.4
Information Technology	8.3
Consumer Staples	7.8
Utilities	4.2
Telecommunication Services	3.3
Materials	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

16   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		13.86%	(1.79)%	(0.01)%
With Sales Charge*		7.86	(2.85)	(0.54)
CLASS B SHARES	1/14/94
Without CDSC		13.19	(2.31)	(0.54)
With CDSC**		8.19	(2.76)	(0.54)
CLASS C SHARES	3/22/99
Without CDSC		13.22	(2.33)	(0.64)
With CDSC***		12.22	(2.33)	(0.64)
CLASS R2 SHARES	11/3/08	13.54	(2.10)	(0.28)
CLASS R5 SHARES	5/15/06	14.39	(1.39)	0.32
SELECT CLASS SHARES	3/1/91	14.13	(1.57)	0.24

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   17

JPMorgan U.S. Dynamic Plus Fund*

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)**	10.43%
S&P 500 Index	14.43%
Russell 1000 Index	15.24%

Net Assets as of 6/30/2010 (In Thousands)	$205,641

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Dynamic Plus Fund seeks to provide long-term capital appreciation.

FUND PERFORMANCE

The JPMorgan U.S. Dynamic Plus Fund (Select Class Shares), previously the JPMorgan Intrepid Plus Fund, underperformed the Russell 1000 Index and the S&P 500 Index for the twelve months ended June 30, 2010. During the reporting period, the Fund’s broad-based benchmark changed from the Russell 1000 Index to the S&P 500 Index (the “Benchmark”). Versus the Benchmark, the Fund’s stock selection in the energy sector detracted from relative performance, while the Fund’s stock selection in the technology sector contributed to relative performance.

Versus the Benchmark, the Fund’s relative performance was hurt by its long position in WellPoint, Inc., one of the largest health-benefits providers in the U.S. and a large licensee of the Blue Cross brand. The company has a high exposure to the individual health insurance market and its stock declined amid investor uncertainty surrounding health care legislation. Other individual detractors from relative performance included the Fund’s long position in Walgreen Co. Shares of Walgreen Co., a drug retailer, were weak mainly because of concerns surrounding a dispute with pharmacy benefit manager CVS Caremark.

Among the largest individual contributors to relative performance versus the Benchmark was the Fund’s long position in Dow Chemical Co., which provides chemical, plastic and agricultural products and services to a diversified array of end markets. Dow Chemical Co.’s acquisition of Rohm and Haas in 2009 tilted the company’s portfolio more toward the higher margin specialty chemical business, a transformation that was viewed positively by investors. The Fund’s relative performance also benefited from its short position in Monsanto Co. The global seed producer saw its stock price decline after it lowered its full year earnings forecast, citing lower profits in its “Round Up” weed-killing business.

HOW THE FUND WAS MANAGED

The Fund employed an investment approach that is rooted in behavioral finance. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Fund’s portfolio managers aimed to capitalize on these market inefficiencies by targeting stocks that they believed were attractively valued and possessed high quality earnings and strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase.

The investment process uses a combination of quantitative, qualitative and technical tools to manage alpha factors and identify where and when risk should be taken. The Fund’s portfolio managers ranked 1,000 large cap stocks using proprietary value, momentum and quality factors. After ranking each stock within the overall investment universe, the stocks were also ranked at the individual sector level, in an effort to confirm that the stocks were equally as attractive versus their sector peers. Trends in the sector and risk models were used to evaluate the efficacy of the model and monitor for changes in market dynamics. In addition, the Fund’s portfolio managers looked to sell stocks held in the portfolio or short stocks that were overvalued and/or experienced negative momentum, in their view. Technical analysis was used to confirm trades as the Fund’s portfolio managers evaluated relative strength, support and resistance levels. The upside and downside potential for each trade was analyzed in an attempt to concentrate the portfolio in long positions with the highest potential return and least potential loss.

The Fund had a significant amount of inflows during the reporting period. These new assets were invested in accordance with the Fund’s investment objective and strategy as the Fund’s portfolio managers received them.

18   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

TOP TEN LONG POSITIONS OF THE PORTFOLIO****

1.	Apple, Inc.	3.2%
2.	Exxon Mobil Corp.	2.5
3.	International Business Machines Corp.	2.2
4.	Boeing Co. (The)	2.0
5.	Citigroup, Inc.	2.0
6.	Procter & Gamble Co. (The)	1.9
7.	Microsoft Corp.	1.9
8.	Bank of America Corp.	1.7
9.	United Parcel Service, Inc.	1.7
10.	EMC Corp.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	20.0%
Financials	14.7
Health Care	11.9
Industrials	11.6
Consumer Discretionary	10.1
Consumer Staples	9.3
Energy	8.5
Materials	4.9
Utilities	4.8
Telecommunication Services	1.9
Short-Term Investment	2.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO*****

1.	Utilities Select Sector SPDR Fund	6.1%
2.	Materials Select Sector SPDR Fund	5.8
3.	Southern Copper Corp.	3.2
4.	SPDR S&P 500 ETF Trust	2.6
5.	Goodrich Corp.	2.3
6.	St. Jude Medical, Inc.	2.3
7.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	2.2
8.	Stryker Corp.	2.2
9.	Allergan, Inc.	2.2
10.	Charles River Laboratories International, Inc.	2.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR*****

Information Technology	23.3%
Industrials	21.3
Mutual Funds	16.7
Consumer Discretionary	12.1
Health Care	11.0
Financials	10.4
Materials	5.2

*	The Fund’s name was changed from JPMorgan Intrepid Plus Fund to JPMorgan U.S. Dynamic Plus Fund on May 3, 2010.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Percentages indicated are based upon total long investments as of June 30, 2010. The Fund’s composition is subject to change.

*****	Percentages indicated are based upon total short investments as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   19

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		10.15%	(12.87)%	(5.14)%
With Sales Charge*		4.35	(14.43)	(6.29)
CLASS C SHARES	1/31/06
Without CDSC		9.61	(13.31)	(5.61)
With CDSC**		8.61	(13.31)	(5.61)
SELECT CLASS SHARES	1/31/06	10.43	(12.65)	(4.90)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index, the Russell 1000 Index and the Lipper Extended U.S. Large Cap Core Funds Average from January 31, 2006 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Extended U.S. Large Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 1000 Index is an unmanaged Index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Fund’s primary benchmark changed from the Russell 1000 Index to the S&P 500 Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Extended U.S. Large Cap Core Funds Average represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan U.S. Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	14.40%
S&P 500 Index	14.43%

Net Assets as of 6/30/2010 (In Thousands)	$2,614,191

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities.

FUND PERFORMANCE

The JPMorgan U.S. Equity Fund (Institutional Class Shares) nearly matched the return of the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2010, as weakness among the Fund’s capital markets and retail holdings offset strength from the Fund’s industrial cyclical and media holdings.

Individual detractors from the Fund’s relative performance included the Fund’s position in Hewlett-Packard Co., which was among the Fund’s largest active overweight positions versus the Benchmark, and the Fund’s overweight position in Goldman Sachs Group, Inc. Shares of Hewlett-Packard, a computer hardware manufacturer, were relatively weak as the company’s fiscal second-quarter earnings, while better than the market had expected, lagged the earnings of its competitors. Investor concerns about competition with Apple in the personal-computer market also weighed on the stock. Shares of investment bank Goldman Sachs declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010. The Fund’s underweight position in American Express Co. also detracted from relative performance because the stock was a strong performer in the Benchmark. The credit card company reported better-than-expected first-quarter profit, as the improving economy spurred credit-card spending and helped customers keep up with payments.

Among the largest individual contributors to relative performance was the Fund’s overweight position in Dow Chemical Co., which provides chemical, plastic and agricultural products and services to a diversified array of end markets. Dow Chemical Co.’s acquisition of Rohm and Haas in 2009 tilted the company’s portfolio more toward the higher margin specialty chemical business, a transformation that was viewed positively by investors.

Other individual contributors to the Fund’s relative performance included the Fund’s overweight position in Merck & Co., Inc., a pharmaceutical drug manufacturer. Shares of Merck & Co., Inc. rose on strong first-quarter sales for its key pharmaceutical products, management’s continued efforts to reduce the company’s cost structure and investor optimism surrounding the company’s diversified drug pipeline. The Fund’s overweight position in integrated energy company Occidental Petroleum Corp. also contributed to relative performance. The stock rose amid optimism surrounding the company’s increasing oil production growth.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward cyclical stocks, favoring high quality companies with large multi-national businesses. In addition, the Fund’s portfolio managers saw attractive investment opportunities among many technology stocks, focusing on hardware and networking companies that offered attractive valuations and appeared well positioned, in their view, to benefit from the continued increase in enterprise technology spending. The Fund’s portfolio managers also saw attractive investment opportunities in the media sector, as the cyclical rebound in advertising spending continued to unfold during the reporting period.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   21

JPMorgan U.S. Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	3.0%
2.	Exxon Mobil Corp.	2.7
3.	Microsoft Corp.	2.7
4.	Procter & Gamble Co. (The)	2.4
5.	Merck & Co., Inc.	2.4
6.	Hewlett-Packard Co.	2.3
7.	International Business Machines Corp.	2.2
8.	Wells Fargo & Co.	2.1
9.	Abbott Laboratories	2.1
10.	Cisco Systems, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.8%
Financials	13.7
Consumer Discretionary	11.9
Health Care	10.7
Energy	10.0
Consumer Staples	9.5
Industrials	9.1
Utilities	3.5
Materials	3.4
Telecommunication Services	3.0
U.S. Treasury Obligation	0.4
Short-Term Investment	5.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

22   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		13.83%	1.35%	(0.50)%
With Sales Charge*		7.82	0.27	(1.03)
CLASS B SHARES	9/10/01
Without CDSC		13.25	0.83	(0.98)
With CDSC**		8.25	0.44	(0.98)
CLASS C SHARES	9/10/01
Without CDSC		13.26	0.84	(1.00)
With CDSC***		12.26	0.84	(1.00)
CLASS R2 SHARES	11/3/08	13.56	1.27	(0.53)
CLASS R5 SHARES	5/15/06	14.30	1.82	(0.05)
INSTITUTIONAL CLASS SHARES	9/17/93	14.40	1.78	(0.07)
SELECT CLASS SHARES	9/10/01	14.10	1.62	(0.23)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/99 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   23

JPMorgan U.S. Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.22%
S&P 500 Index	14.43%

Net Assets as of 6/30/2010 (In Thousands)	$5,248,477

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities.

FUND PERFORMANCE

The JPMorgan U.S. Large Cap Core Plus Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s relative outperformance was largely driven by strong stock selection in the industrial cyclical, basic materials and energy sectors. The Fund’s capital markets, retail and telecommunications holdings detracted from the Fund’s relative returns.

Among the largest individual contributors to relative performance was the Fund’s long position in Dow Chemical Co., which provides chemical, plastic and agricultural products and services to a diversified array of end markets. Dow Chemical Co.’s acquisition of Rohm and Haas in 2009 tilted the company’s portfolio more toward the higher margin specialty chemical business, a transformation that was viewed positively by investors.

Other individual contributors to the Fund’s relative performance included the Fund’s long position in Merck & Co., Inc., a pharmaceutical drug manufacturer. Shares of Merck & Co., Inc. rose on strong first-quarter sales for its key pharmaceutical products, management’s continued efforts to reduce the company’s cost structure and investor optimism surrounding the company’s diversified drug pipeline. The Fund’s relative performance also benefited from not owning shares of Monsanto. The global seed producer saw its stock price decline after it lowered its full year earnings forecast, citing lower profits in its “Round Up” weed-killing business.

Individual detractors from the Fund’s relative performance included the Fund’s position in Hewlett-Packard Co., which was among the Fund’s largest long positions versus the Benchmark during the reporting period, and the Fund’s long position in Goldman Sachs Group, Inc. Shares of Hewlett-Packard, a computer hardware manufacturer, were relatively weak as the company’s fiscal second-quarter earnings, while better than the market had expected, lagged the earnings of its competitors. Investor concerns about competition with Apple in the personal-computer market also weighed on the stock. Shares of investment bank Goldman Sachs declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010. The Fund’s short position in American Express Co. also detracted from relative performance as the stock was a strong performer in the Benchmark. The credit card company reported better-than-expected first-quarter profit, as the improving economy spurred credit-card spending and helped customers keep up with payments.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward cyclical stocks, favoring high quality companies with large multi-national businesses. In addition, the Fund’s portfolio managers saw attractive investment opportunities among many technology stocks, focusing on hardware and networking companies that offered attractive valuations and appeared well positioned, in their view, to benefit from the continued increase in enterprise technology spending. The Fund’s portfolio managers also saw attractive investment opportunities in the media sector, as the cyclical rebound in advertising spending continued to unfold during the reporting period.

Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The Fund was managed to be nearly 100% invested in the stock market at all times. The average long to-short exposure over the period was 120% to 20%.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   25

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Apple, Inc.	2.7%
2.	Hewlett-Packard Co.	2.6
3.	Microsoft Corp.	2.4
4.	Procter & Gamble Co. (The)	2.2
5.	United Technologies Corp.	2.2
6.	International Business Machines Corp.	2.1
7.	Wells Fargo & Co.	2.1
8.	Exxon Mobil Corp.	2.0
9.	Merck & Co., Inc.	2.0
10.	Abbott Laboratories	2.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.6%
Consumer Discretionary	13.9
Financials	12.5
Industrials	10.7
Health Care	10.5
Energy	9.5
Consumer Staples	8.7
Materials	4.0
Utilities	3.8
Telecommunication Services	3.0
Short-Term Investment	2.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Eli Lilly & Co.	5.9%
2.	Linear Technology Corp.	5.4
3.	Colgate-Palmolive Co.	3.9
4.	Illinois Tool Works, Inc.	3.8
5.	Raytheon Co.	3.6
6.	Lockheed Martin Corp.	3.6
7.	Consolidated Edison, Inc.	2.8
8.	Microchip Technology, Inc.	2.8
9.	Rockwell Automation, Inc.	2.7
10.	Ingersoll-Rand plc, (Ireland)	2.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Industrials	26.9%
Information Technology	18.5
Consumer Discretionary	13.5
Health Care	13.2
Utilities	6.4
Materials	5.6
Consumer Staples	5.3
Financials	4.2
Energy	3.8
Telecommunication Services	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total long investments as of June 30, 2010. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2010. The Fund’s composition is subject to change.

26   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		14.98%	(5.63)%	3.76%
With Sales Charge*		8.94	(7.31)	2.57
CLASS C SHARES	11/1/05
Without CDSC		14.36	(6.09)	3.25
With CDSC**		13.36	(6.09)	3.25
CLASS R2 SHARES	11/3/08	14.70	(5.75)	3.68
CLASS R5 SHARES	5/15/06	15.50	(5.19)	4.21
SELECT CLASS SHARES	11/1/05	15.22	(5.38)	4.02

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large Cap Core Funds Average from November 1, 2005 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   27

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.64%
Russell 1000 Value Index	16.92%

Net Assets as of 6/30/2010 (In Thousands)	$226,951

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Value Plus Fund seeks long-term capital appreciation.

FUND PERFORMANCE

The JPMorgan U.S. Large Cap Value Plus Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the technology and capital markets sectors detracted from relative performance, while the Fund’s industrial cyclical and basic materials holdings contributed to relative performance.

The majority of the Fund’s relative underperformance occurred during the second quarter of 2010, as the Fund’s pro-cyclical tilt did not work well in a period where fears of a double-dip recession intensified and investors flocked to sectors perceived as less risky.

Several of the Fund’s largest individual detractors were in the technology sector and included the Fund’s long positions in Symantec Corp. and Microsoft Corp. Shares of Symantec Corp. declined after the company continued to post earnings results that were below investor expectations. Symantec Corp., a leading provider of security, storage, and data management software, suffered from operating margin contraction, as well as weaker-than-expected revenue growth in recent quarters. While the company’s security business appeared to be stable, its storage business was adversely impacted by a lengthening of the sales cycle for larger transactions, as customers hesitated to close large deals in both the U.S. and Europe. Shares of Microsoft Corp. declined as the market continued to debate whether the introduction of tablets will take share from PCs and notebooks or represent incremental demand. In addition, Microsoft Corp.’s lack of a tablet offering caused some investors to question the longer term growth prospects for the company.

Among other individual detractors from relative performance was the Fund’s long position in State Street Corp., a leading processing and custody bank. The processing banks are beneficiaries of higher interest rates, and the stocks have underperformed as the market continued to push out expectations of when the Federal Reserve will begin raising rates. State Street Corp.’s stock was under pressure after the company reported weakness in its securities lending and foreign exchange businesses. In addition, investor concerns surrounding potential charges related to its legacy securities lending collateral pool weighed on the stock.

Not owning shares of American Express Co. also detracted from relative performance as the stock was a strong performer in the Benchmark. The credit card company reported better-than-expected first-quarter profit, as the improving economy spurred credit-card spending and helped customers keep up with payments. This drag on relative performance was somewhat offset by the Fund’s long position in credit card company Capital One Financial Corp, which also benefited from these factors.

Individual contributors to relative performance included the Fund’s long positions in Navistar International Corp. and MGIC Investment Corp. Shares of Navistar International, a manufacturer of trucks and military vehicles, rose after the company reported better-than-expected earnings. Shares of MGIC Investment Corp. rose after the mortgage insurance company reported an operating loss that was much lower than investors had expected. The company also reported encouraging credit statistics that showed a deceleration in delinquency growth.

The Fund’s short position in AK Steel Holding Corp. also contributed to the Fund’s relative performance. The iron and steel producer’s stock price declined on concerns about raw material costs and slower growth in electrical steel, one of the company’s more profitable products. The steel industry experienced a soft patch, with both prices and demand vulnerable to further declines. The Fund’s short position in AK Steel Holding Corp. is part of the Fund’s long copper/short steel pair trade. The Fund’s portfolio managers believed that the demand/supply balance in copper appeared more positive.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks for short positions. As a result of this process, the Fund’s largest long position was in the technology sector. The Fund’s portfolio managers saw attractive investment opportunities in this sector, particularly among hardware and networking companies that offered attractive valuations and appeared well positioned, in their view, to benefit from the continued increase in enterprise technology spending. The Fund was managed to be

28   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

nearly 100% invested in the stock market at all times. The average long to-short exposure over the period was 115% to 15%.

The Fund had a significant amount of inflows during the reporting period. These new assets were invested in accordance with the Fund’s investment objective and strategy as the Fund’s portfolio managers received them.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Bank of America Corp.	3.9%
2.	Wells Fargo & Co.	3.7
3.	Merck & Co., Inc.	3.7
4.	Procter & Gamble Co. (The)	3.1
5.	Walt Disney Co. (The)	2.2
6.	Microsoft Corp.	2.1
7.	Goldman Sachs Group, Inc. (The)	2.0
8.	Chevron Corp.	2.0
9.	Pfizer, Inc.	1.8
10.	Abbott Laboratories	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Financials	25.5%
Health Care	14.2
Consumer Discretionary	11.4
Energy	10.5
Information Technology	9.5
Industrials	9.2
Consumer Staples	7.8
Utilities	4.2
Materials	4.2
Telecommunication Services	3.0
Short-Term Investment	0.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Linear Technology Corp.	3.7%
2.	Rockwell Automation, Inc.	3.3
3.	Caterpillar, Inc.	2.4
4.	AK Steel Holding Corp.	2.3
5.	Eli Lilly & Co.	2.2
6.	Varian Medical Systems, Inc.	2.2
7.	Markel Corp.	2.2
8.	Starbucks Corp.	2.1
9.	United Parcel Service, Inc., Class B	2.0
10.	Praxair, Inc.	2.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	17.2%
Industrials	16.1
Health Care	14.8
Financials	13.4
Materials	12.9
Consumer Discretionary	11.9
Consumer Staples	6.0
Utilities	5.5
Energy	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total long investments as of June 30, 2010. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   29

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		14.34%	(11.09)%
With Sales Charge*		8.33	(12.92)
CLASS C SHARES	11/30/07
Without CDSC		13.81	(11.53)
With CDSC**		12.81	(11.53)
CLASS R5 SHARES	11/30/07	14.83	(10.70)
SELECT CLASS SHARES	11/30/07	14.64	(10.85)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Average from November 30, 2007 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
		Consumer Discretionary — 11.3%
		Auto Components — 0.8%
69		Johnson Controls, Inc.	1,859
		Automobiles — 0.1%
32		Ford Motor Co. (a)	326
		Diversified Consumer Services — 0.1%
7		Apollo Group, Inc., Class A (a)	301
		Hotels, Restaurants & Leisure — 1.4%
3		Darden Restaurants, Inc.	120
20		McDonald’s Corp.	1,337
22		Royal Caribbean Cruises Ltd. (a) (c)	506
4		Starwood Hotels & Resorts Worldwide, Inc.	166
32		Yum! Brands, Inc.	1,241
			3,370
		Household Durables — 0.6%
75		Lennar Corp., Class A (c)	1,042
16		Newell Rubbermaid, Inc.	233
—	(h)	NVR, Inc. (a) (c)	262
			1,537
		Internet & Catalog Retail — 0.2%
3		Amazon.com, Inc. (a)	317
7		Expedia, Inc.	135
			452
		Media — 4.0%
60		Comcast Corp., Class A	1,035
19		DIRECTV, Class A (a)	658
3		Discovery Communications, Inc., Class A (a) (c)	122
30		DISH Network Corp., Class A	550
54		Gannett Co., Inc. (c)	724
95		Time Warner, Inc.	2,749
118		Walt Disney Co. (The)	3,717
			9,555
		Multiline Retail — 1.8%
30		Kohl’s Corp. (a)	1,434
64		Macy’s, Inc.	1,149
37		Target Corp.	1,800
			4,383
		Specialty Retail — 1.8%
4		AutoZone, Inc. (a) (c)	676
15		GameStop Corp., Class A (a) (c)	276
52		Gap, Inc. (The)	1,010
63		Lowe’s Cos., Inc.	1,283
31		Staples, Inc.	596
10		TJX Cos., Inc.	420
			4,261
		Textiles, Apparel & Luxury Goods — 0.5%
30		Coach, Inc.	1,086
2		V.F. Corp.	153
			1,239
		Total Consumer Discretionary	27,283
		Consumer Staples — 11.0%
		Beverages — 2.3%
94		Coca-Cola Co. (The)	4,686
12		PepsiCo, Inc.	725
			5,411
		Food & Staples Retailing — 1.7%
28		CVS/Caremark Corp.	809
27		Kroger Co. (The)	536
—	(h)	Sysco Corp. (c)	9
18		Walgreen Co.	467
48		Wal-Mart Stores, Inc.	2,293
			4,114
		Food Products — 1.4%
41		Archer-Daniels-Midland Co.	1,061
47		General Mills, Inc.	1,659
22		Kraft Foods, Inc., Class A	602
			3,322
		Household Products — 3.1%
40		Kimberly-Clark Corp.	2,425
83		Procter & Gamble Co. (The)	4,967
			7,392
		Personal Products — 0.4%
38		Avon Products, Inc.	1,004
		Tobacco — 2.1%
10		Lorillard, Inc.	720
97		Philip Morris International, Inc.	4,423
			5,143
		Total Consumer Staples	26,386
		Energy — 10.7%
		Energy Equipment & Services — 1.1%
—	(h)	Ensco plc, (United Kingdom), ADR	12
2		FMC Technologies, Inc. (a)	126
38		Halliburton Co.	926

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   31

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
7	Helmerich & Payne, Inc.	270
34	Nabors Industries Ltd., (Bermuda) (a)	601
12	Schlumberger Ltd.	686
		2,621
	Oil, Gas & Consumable Fuels — 9.6%
25	Apache Corp.	2,138
65	Chevron Corp.	4,418
31	ConocoPhillips	1,536
8	Devon Energy Corp.	512
32	El Paso Corp.	352
20	EOG Resources, Inc. (c)	1,958
142	Exxon Mobil Corp.	8,127
3	Hess Corp.	126
13	Noble Energy, Inc.	790
27	Occidental Petroleum Corp.	2,044
24	Spectra Energy Corp.	484
29	Williams Cos., Inc. (The)	530
		23,015
	Total Energy	25,636
	Financials — 15.3%
	Capital Markets — 2.8%
92	Bank of New York Mellon Corp. (The)	2,262
16	Goldman Sachs Group, Inc. (The)	2,100
37	Janus Capital Group, Inc.	325
60	Morgan Stanley	1,383
22	State Street Corp.	751
		6,821
	Commercial Banks — 3.3%
45	BB&T Corp. (c)	1,187
34	Fifth Third Bancorp	423
57	Popular, Inc. (a)	151
5	SunTrust Banks, Inc.	121
9	SVB Financial Group (a) (c)	359
68	U.S. Bancorp	1,513
164	Wells Fargo & Co.	4,191
		7,945
	Consumer Finance — 0.6%
37	American Express Co.	1,457
1	Capital One Financial Corp.	36
		1,493
	Diversified Financial Services — 3.9%
397	Bank of America Corp.	5,698
709	Citigroup, Inc. (a)	2,665
3	CME Group, Inc.	873
7	NYSE Euronext	182
		9,418
	Insurance — 3.7%
22	ACE Ltd., (Switzerland)	1,112
50	Aflac, Inc. (m)	2,125
33	Berkshire Hathaway, Inc., Class B (a)	2,630
3	Everest Re Group Ltd., (Bermuda)	226
8	Lincoln National Corp.	194
35	MetLife, Inc.	1,307
15	Prudential Financial, Inc.	794
30	XL Capital Ltd., (Bermuda), Class A	479
		8,867
	Real Estate Investment Trusts (REITs) — 1.0%
11	Apartment Investment & Management Co., Class A (c)	211
11	Developers Diversified Realty Corp.	108
8	Digital Realty Trust, Inc. (c)	473
14	Duke Realty Corp.	159
1	DuPont Fabros Technology, Inc.	20
7	EastGroup Properties, Inc.	242
29	FelCor Lodging Trust, Inc. (a)	146
9	Kimco Realty Corp.	121
11	Pennsylvania Real Estate Investment Trust	131
37	ProLogis	377
15	Senior Housing Properties Trust	293
2	Universal Health Realty Income Trust	48
		2,329
	Total Financials	36,873
	Health Care — 12.1%
	Biotechnology — 2.0%
12	Alexion Pharmaceuticals, Inc. (a) (c)	604
36	Biogen Idec, Inc. (a)	1,704
43	Celgene Corp. (a)	2,195
13	Gilead Sciences, Inc. (a)	435
		4,938
	Health Care Equipment & Supplies — 1.1%
6	Becton, Dickinson & Co.	372
26	Covidien plc, (Ireland)	1,037
29	Medtronic, Inc.	1,041
3	Stryker Corp.	125
		2,575

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — 2.2%
10	Aetna, Inc.	269
22	Cardinal Health, Inc.	729
31	CIGNA Corp.	957
3	Laboratory Corp. of America Holdings (a)	204
28	Medco Health Solutions, Inc. (a)	1,537
5	Quest Diagnostics, Inc.	244
19	UnitedHealth Group, Inc.	525
18	WellPoint, Inc. (a)	861
		5,326
	Life Sciences Tools & Services — 0.2%
11	Thermo Fisher Scientific, Inc. (a)	520
	Pharmaceuticals — 6.6%
94	Abbott Laboratories (m)	4,416
9	Bristol-Myers Squibb Co.	224
36	Johnson & Johnson	2,126
22	King Pharmaceuticals, Inc. (a)	169
152	Merck & Co., Inc.	5,326
25	Mylan, Inc. (a) (c)	419
220	Pfizer, Inc.	3,136
		15,816
	Total Health Care	29,175
	Industrials — 10.3%
	Aerospace & Defense — 2.6%
10	Boeing Co. (The)	602
46	Honeywell International, Inc.	1,776
61	United Technologies Corp.	3,979
		6,357
	Airlines — 0.4%
8	Continental Airlines, Inc., Class B (a)	182
11	Delta Air Lines, Inc. (a)	133
54	Southwest Airlines Co.	597
		912
	Electrical Equipment — 0.4%
19	Emerson Electric Co.	843
	Industrial Conglomerates — 2.6%
15	3M Co.	1,185
279	General Electric Co.	4,024
20	Textron, Inc.	336
21	Tyco International Ltd., (Switzerland)	740
		6,285
	Machinery — 2.6%
18	AGCO Corp. (a) (c) (m)	491
36	Deere & Co.	2,004
47	PACCAR, Inc. (c)	1,862
33	Parker Hannifin Corp. (c)	1,836
		6,193
	Road & Rail — 1.7%
49	CSX Corp. (c)	2,447
28	Norfolk Southern Corp.	1,501
3	Union Pacific Corp.	223
		4,171
	Total Industrials	24,761
	Information Technology — 17.8%
	Communications Equipment — 2.6%
181	Cisco Systems, Inc. (a)	3,846
16	Juniper Networks, Inc. (a) (c)	356
62	QUALCOMM, Inc.	2,023
		6,225
	Computers & Peripherals — 4.4%
27	Apple, Inc. (a)	6,741
8	EMC Corp. (a)	143
80	Hewlett-Packard Co.	3,458
5	NetApp, Inc. (a)	183
		10,525
	Electronic Equipment, Instruments & Components — 0.5%
78	Corning, Inc.	1,260
	Internet Software & Services — 1.1%
6	Google, Inc., Class A (a)	2,581
	IT Services — 3.5%
35	Cognizant Technology Solutions Corp., Class A (a)	1,762
7	Computer Sciences Corp.	308
13	Genpact Ltd., (Bermuda) (a)	194
40	International Business Machines Corp.	4,939
4	MasterCard, Inc., Class A (c)	878
17	Western Union Co. (The)	258
		8,339
	Semiconductors & Semiconductor Equipment — 2.4%
31	Advanced Micro Devices, Inc. (a) (c)	226
16	Altera Corp.	397
14	Analog Devices, Inc.	401
11	Broadcom Corp., Class A	373
37	Intel Corp.	727
55	Intersil Corp., Class A	665

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   33

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
160	LSI Corp. (a) (c)	735
51	Marvell Technology Group Ltd., (Bermuda) (a)	807
17	Novellus Systems, Inc. (a) (c)	423
20	Texas Instruments, Inc.	466
27	Xilinx, Inc. (c)	677
		5,897
	Software — 3.3%
5	CA, Inc.	94
3	Citrix Systems, Inc. (a)	114
250	Microsoft Corp.	5,743
76	Oracle Corp.	1,627
30	Symantec Corp. (a)	413
		7,991
	Total Information Technology	42,818
	Materials — 3.1%
	Chemicals — 2.0%
5	Air Products & Chemicals, Inc.	305
4	Airgas, Inc.	274
57	Dow Chemical Co. (The)	1,350
78	E.l. du Pont de Nemours & Co.	2,701
5	PPG Industries, Inc.	302
		4,932
	Containers & Packaging — 0.1%
5	Ball Corp.	275
	Metals & Mining — 1.0%
5	Cliffs Natural Resources, Inc.	217
36	Freeport-McMoRan Copper & Gold, Inc.	2,140
		2,357
	Total Materials	7,564
	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 2.3%
112	AT&T, Inc. (m)	2,705
96	Verizon Communications, Inc.	2,687
		5,392
	Wireless Telecommunication Services — 1.2%
31	American Tower Corp., Class A (a)	1,375
365	Sprint Nextel Corp. (a) (c)	1,549
		2,924
	Total Telecommunication Services	8,316
	Utilities — 3.8%
	Electric Utilities — 1.4%
20	Edison International	618
5	Entergy Corp.	351
10	Exelon Corp.	372
27	NextEra Energy, Inc.	1,312
3	Northeast Utilities	71
60	NV Energy, Inc.	710
		3,434
	Independent Power Producers & Energy Traders — 0.1%
33	AES Corp. (The) (a) (m)	309
	Multi-Utilities — 2.3%
11	Ameren Corp.	250
44	PG&E Corp.	1,804
15	Public Service Enterprise Group, Inc.	482
28	SCANA Corp. (c)	991
12	Sempra Energy	538
67	Xcel Energy, Inc.	1,380
		5,445
	Total Utilities	9,188
	Total Common Stocks (Cost $211,236)	238,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.2%
360	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $363)	362

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.4%
	Investment Company — 1.4%
3,466	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $3,466)	3,466
Investment of Cash Collateral for Securities on Loan — 6.2%
	Investment Company — 6.2%
14,837	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $14,837)	14,837
	Total Investments — 106.7% (Cost $229,902)	256,665
	Liabilities in Excess of Other Assets — (6.7)%	(16,129)
	NET ASSETS — 100.0%	$240,536

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Short Position

SHARES	SECURITY DESCRIPTION	VALUE
(18)	Frontier Communications Corp. (w) † (Proceeds $129)	$(130)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
46	E-mini S&P 500	09/17/10	$2,361	$(61)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   35

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 14.6%
	Distributors — 1.0%
44	Genuine Parts Co.	1,748
	Diversified Consumer Services — 0.4%
52	H&R Block, Inc.	808
	Hotels, Restaurants & Leisure — 2.9%
17	Darden Restaurants, Inc.	672
41	McDonald’s Corp.	2,688
49	Yum! Brands, Inc.	1,905
		5,265
	Leisure Equipment & Products — 0.5%
22	Hasbro, Inc.	888
	Media — 4.8%
39	McGraw-Hill Cos., Inc. (The)	1,086
47	Omnicom Group, Inc.	1,619
112	Regal Entertainment Group, Class A	1,455
37	Time Warner Cable, Inc.	1,901
64	Time Warner, Inc.	1,853
2	Washington Post Co. (The), Class B	821
		8,735
	Specialty Retail — 3.7%
112	Gap, Inc. (The)	2,174
37	Home Depot, Inc.	1,047
49	Tiffany & Co. (c)	1,861
36	TJX Cos., Inc.	1,514
		6,596
	Textiles, Apparel & Luxury Goods — 1.3%
17	Nike, Inc., Class B	1,142
17	V.F. Corp.	1,224
		2,366
	Total Consumer Discretionary	26,406
	Consumer Staples — 8.6%
	Beverages — 1.4%
49	Coca-Cola Co. (The)	2,436
	Food & Staples Retailing — 0.9%
32	Wal-Mart Stores, Inc.	1,543
	Food Products — 2.7%
46	General Mills, Inc. (c)	1,620
35	JM Smucker Co. (The)	2,083
24	Mead Johnson Nutrition Co.	1,178
		4,881
	Household Products — 0.9%
14	Kimberly-Clark Corp.	867
14	Procter & Gamble Co. (The)	846
		1,713
	Tobacco — 2.7%
26	Lorillard, Inc.	1,842
67	Philip Morris International, Inc.	3,067
		4,909
	Total Consumer Staples	15,482
	Energy — 12.4%
	Oil, Gas & Consumable Fuels — 12.4%
74	Chevron Corp.	5,001
93	ConocoPhillips	4,550
42	Energy Transfer Equity LP	1,431
61	Exxon Mobil Corp.	3,504
22	Marathon Oil Corp.	669
43	NuStar GP Holdings LLC	1,335
25	Occidental Petroleum Corp.	1,921
45	Spectra Energy Corp.	901
64	Teekay Corp., (Canada) (c)	1,667
82	Williams Cos., Inc. (The)	1,495
	Total Energy	22,474
	Financials — 20.3%
	Capital Markets — 3.3%
55	Northern Trust Corp.	2,559
44	T. Rowe Price Group, Inc. (c)	1,953
51	W.P. Carey & Co. LLC	1,415
		5,927
	Commercial Banks — 6.0%
45	BancorpSouth, Inc. (c)	805
55	BB&T Corp. (c)	1,452
23	City National Corp. (c)	1,188
21	M&T Bank Corp.	1,801
88	TCF Financial Corp. (c)	1,465
160	Wells Fargo & Co.	4,104
		10,815
	Consumer Finance — 1.0%
45	American Express Co.	1,779
	Insurance — 5.9%
35	Assurant, Inc.	1,211
29	Chubb Corp.	1,460
42	Cincinnati Financial Corp.	1,079
36	MetLife, Inc.	1,363
90	Old Republic International Corp. (c)	1,086

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
64	OneBeacon Insurance Group Ltd., Class A	911
51	Travelers Cos., Inc. (The)	2,526
46	Validus Holdings Ltd., (Bermuda)	1,121
		10,757
	Real Estate Investment Trusts (REITs) — 3.7%
34	Acadia Realty Trust	565
32	Agree Realty Corp.	739
13	Alexandria Real Estate Equities, Inc. (c)	830
23	National Health Investors, Inc.	903
17	Public Storage (c)	1,468
62	Regency Centers Corp. (c)	2,147
		6,652
	Thrifts & Mortgage Finance — 0.4%
51	People’s United Financial, Inc. (c)	687
	Total Financials	36,617
	Health Care — 11.1%
	Health Care Equipment & Supplies — 1.0%
26	Becton, Dickinson & Co. (c)	1,785
	Health Care Providers & Services — 0.6%
34	Lincare Holdings, Inc. (a)	1,118
	Pharmaceuticals — 9.5%
16	Abbott Laboratories	753
61	Johnson & Johnson	3,620
134	Merck & Co., Inc.	4,700
68	Novartis AG, (Switzerland), ADR (c)	3,296
333	Pfizer, Inc.	4,749
		17,118
	Total Health Care	20,021
	Industrials — 12.1%
	Aerospace & Defense — 3.0%
45	Honeywell International, Inc.	1,753
58	United Technologies Corp.	3,732
		5,485
	Air Freight & Logistics — 0.7%
22	United Parcel Service, Inc., Class B	1,234
	Commercial Services & Supplies — 0.6%
37	Republic Services, Inc.	1,088
	Electrical Equipment — 1.9%
26	Cooper Industries plc (c)	1,148
52	Emerson Electric Co.	2,255
		3,403
	Industrial Conglomerates — 1.1%
25	3M Co.	1,959
	Machinery — 2.1%
20	Deere & Co.	1,130
35	Illinois Tool Works, Inc.	1,445
29	Snap-On, Inc. (c)	1,203
		3,778
	Marine — 0.7%
132	Seaspan Corp., (Hong Kong)	1,317
	Road & Rail — 0.2%
8	Norfolk Southern Corp.	441
	Trading Companies & Distributors — 1.8%
36	Fastenal Co. (c)	1,797
14	W.W. Grainger, Inc.	1,382
		3,179
	Total Industrials	21,884
	Information Technology — 3.4%
	Electronic Equipment, Instruments & Components — 0.6%
43	Tyco Electronics Ltd., (Switzerland)	1,079
	IT Services — 0.9%
13	International Business Machines Corp.	1,593
	Semiconductors & Semiconductor Equipment — 0.8%
75	Intel Corp.	1,463
	Software — 1.1%
90	Microsoft Corp.	2,059
	Total Information Technology	6,194
	Materials — 5.2%
	Chemicals — 3.6%
27	Air Products & Chemicals, Inc.	1,769
44	E.l. du Pont de Nemours & Co.	1,522
29	PPG Industries, Inc.	1,770
21	Sherwin-Williams Co. (The)	1,432
		6,493
	Construction Materials — 0.6%
25	Vulcan Materials Co. (c)	1,083
	Containers & Packaging — 1.0%
64	Bemis Co., Inc. (c)	1,731
	Total Materials	9,307
	Telecommunication Services — 4.7%
	Diversified Telecommunication Services — 4.7%
83	AT&T, Inc.	2,015
52	CenturyLink, Inc.	1,719

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   37

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Diversified Telecommunication Services — Continued
91		Consolidated Communications Holdings, Inc.	1,542
114		Verizon Communications, Inc.	3,192
		Total Telecommunication Services	8,468
		Utilities — 6.3%
		Electric Utilities — 0.9%
61		Northeast Utilities	1,542
		Gas Utilities — 1.4%
44		EQT Corp.	1,579
22		Oneok, Inc.	943
—	(h)	Questar Corp. (a)	2
			2,524
		Multi-Utilities — 3.5%
153		CMS Energy Corp. (c)	2,243
37		NSTAR (c)	1,277
28		PG&E Corp.	1,151
78		Xcel Energy, Inc.	1,610
			6,281
		Water Utilities — 0.5%
46		American Water Works Co., Inc.	942
		Total Utilities	11,289
		Total Common Stocks (Cost $146,563)	178,142
Short-Term Investment — 2.2%
		Investment Company — 2.2%
4,024		JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $4,024)	4,024
Investment of Cash Collateral for Securities on Loan — 13.2%
		Investment Company — 13.2%
23,763		JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $23,763)	23,763
		Total Investments — 114.1% (Cost $174,350)	205,929
		Liabilities in Excess of Other Assets — (14.1)%	(25,425)
		NET ASSETS — 100.0%	$180,504

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 15.7%
	Hotels, Restaurants & Leisure — 2.6%
37	Darden Restaurants, Inc.	1,424
44	McDonald’s Corp.	2,898
69	Yum! Brands, Inc.	2,698
		7,020
	Household Durables — 1.7%
65	Fortune Brands, Inc.	2,547
154	Lennar Corp., Class A	2,145
		4,692
	Internet & Catalog Retail — 0.7%
102	Expedia, Inc.	1,914
	Media — 5.1%
139	Comcast Corp., Class A	2,407
142	Gannett Co., Inc. (c)	1,913
50	McGraw-Hill Cos., Inc. (The)	1,399
72	Omnicom Group, Inc.	2,483
83	Time Warner, Inc.	2,388
112	Walt Disney Co. (The)	3,515
		14,105
	Specialty Retail — 4.3%
10	AutoZone, Inc. (a) (c)	1,836
112	Gap, Inc. (The)	2,178
81	Home Depot, Inc.	2,276
61	Lowe’s Cos., Inc.	1,241
61	Tiffany & Co. (c)	2,309
48	TJX Cos., Inc.	2,022
		11,862
	Textiles, Apparel & Luxury Goods — 1.3%
32	Nike, Inc., Class B	2,189
21	V.F. Corp.	1,473
		3,662
	Total Consumer Discretionary	43,255
	Consumer Staples — 8.2%
	Food & Staples Retailing — 3.5%
68	Safeway, Inc. (c)	1,333
99	Walgreen Co.	2,651
116	Wal-Mart Stores, Inc.	5,576
		9,560
	Food Products — 2.6%
65	General Mills, Inc.	2,316
40	JM Smucker Co. (The)	2,427
51	Mead Johnson Nutrition Co.	2,571
		7,314
	Household Products — 1.1%
50	Procter & Gamble Co. (The)	2,972
	Tobacco — 1.0%
64	Philip Morris International, Inc.	2,929
	Total Consumer Staples	22,775
	Energy — 12.7%
	Oil, Gas & Consumable Fuels — 12.7%
75	Chevron Corp.	5,059
105	ConocoPhillips	5,143
110	Devon Energy Corp.	6,726
128	Exxon Mobil Corp.	7,327
60	Marathon Oil Corp.	1,878
29	Occidental Petroleum Corp.	2,261
132	Teekay Corp., (Canada) (c)	3,452
181	Williams Cos., Inc. (The)	3,303
	Total Energy	35,149
	Financials — 25.4%
	Capital Markets — 3.3%
24	Affiliated Managers Group, Inc. (a) (c)	1,434
103	Invesco Ltd.	1,725
61	Northern Trust Corp.	2,830
70	T. Rowe Price Group, Inc. (c)	3,121
		9,110
	Commercial Banks — 8.5%
47	BancorpSouth, Inc. (c)	849
100	BB&T Corp.	2,636
17	City National Corp. (c)	855
30	M&T Bank Corp. (c)	2,540
68	SunTrust Banks, Inc.	1,594
145	TCF Financial Corp. (c)	2,404
103	U.S. Bancorp	2,309
354	Wells Fargo & Co.	9,070
103	Wilmington Trust Corp. (c)	1,137
		23,394
	Consumer Finance — 1.9%
86	American Express Co.	3,430
43	Capital One Financial Corp.	1,717
		5,147
	Diversified Financial Services — 3.6%
533	Bank of America Corp.	7,653
646	Citigroup, Inc. (a)	2,431
		10,084

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   39

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 5.4%
32	Aflac, Inc. (m)	1,378
22	Arch Capital Group Ltd., (Bermuda) (a) (c)	1,602
108	Loews Corp.	3,598
69	MetLife, Inc.	2,609
40	Transatlantic Holdings, Inc.	1,918
46	Travelers Cos., Inc. (The)	2,280
63	Validus Holdings Ltd., (Bermuda)	1,541
		14,926
	Real Estate Management & Development — 2.3%
146	Brookfield Asset Management, Inc., (Canada), Class A	3,309
210	Brookfield Properties Corp. (c)	2,945
		6,254
	Thrifts & Mortgage Finance — 0.4%
88	People’s United Financial, Inc.	1,181
	Total Financials	70,096
	Health Care — 11.2%
	Health Care Equipment & Supplies — 2.2%
59	Baxter International, Inc.	2,397
20	Becton, Dickinson & Co.	1,339
55	Covidien plc, (Ireland)	2,207
		5,943
	Health Care Providers & Services — 1.3%
55	Lincare Holdings, Inc. (a) (c)	1,788
65	UnitedHealth Group, Inc.	1,852
		3,640
	Pharmaceuticals — 7.7%
28	Abbott Laboratories	1,324
86	Johnson & Johnson	5,050
193	Merck & Co., Inc.	6,741
89	Novartis AG, (Switzerland), ADR (c)	4,300
272	Pfizer, Inc.	3,884
		21,299
	Total Health Care	30,882
	Industrials — 7.4%
	Aerospace & Defense — 4.2%
50	Honeywell International, Inc.	1,944
17	L-3 Communications Holdings, Inc.	1,225
26	Precision Castparts Corp.	2,635
88	United Technologies Corp.	5,686
		11,490
	Electrical Equipment — 1.5%
45	Cooper Industries plc (c)	1,993
51	Emerson Electric Co.	2,224
		4,217
	Industrial Conglomerates — 1.7%
320	General Electric Co.	4,613
	Total Industrials	20,320
	Information Technology — 7.6%
	Communications Equipment — 1.6%
95	Cisco Systems, Inc. (a)	2,029
70	QUALCOMM, Inc.	2,289
		4,318
	Computers & Peripherals — 1.8%
11	Apple, Inc. (a)	2,867
51	Hewlett-Packard Co.	2,190
		5,057
	Electronic Equipment, Instruments & Components — 0.6%
66	Tyco Electronics Ltd., (Switzerland)	1,665
	IT Services — 1.1%
26	International Business Machines Corp.	3,161
	Software — 2.5%
295	Microsoft Corp.	6,786
	Total Information Technology	20,987
	Materials — 3.4%
	Chemicals — 1.0%
58	Dow Chemical Co. (The)	1,378
42	E.l. du Pont de Nemours & Co.	1,463
		2,841
	Construction Materials — 0.9%
55	Vulcan Materials Co. (c)	2,402
	Containers & Packaging — 0.6%
57	Bemis Co., Inc.	1,550
	Metals & Mining — 0.9%
59	Rio Tinto plc, (United Kingdom), ADR (c)	2,573
	Total Materials	9,366
	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
125	AT&T, Inc.	3,024
192	Verizon Communications, Inc.	5,380
	Total Telecommunication Services	8,404

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Utilities — 4.4%
		Electric Utilities — 0.7%
37		NextEra Energy, Inc.	1,814
		Gas Utilities — 1.5%
30		Energen Corp.	1,308
76		EQT Corp.	2,757
—	(h)	Questar Corp. (a)	2
			4,067
		Multi-Utilities — 1.6%
166		CMS Energy Corp. (c)	2,425
48		PG&E Corp.	1,960
			4,385
		Water Utilities — 0.6%
86		American Water Works Co., Inc.	1,767
		Total Utilities	12,033
		Total Common Stocks (Cost $251,741)	273,267
Short-Term Investment — 3.7%
		Investment Company — 3.7%
10,223		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $10,223)	10,223
Investment of Cash Collateral for Securities on Loan — 12.3%
		Investment Company — 12.3%
33,865		JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $33,865)	33,865
		Total Investments — 115.0% (Cost $295,829)	317,355
		Liabilities in Excess of Other Assets — (15.0)%	(41,366)
		NET ASSETS — 100.0%	$275,989

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   41

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 19.5%
	Diversified Consumer Services — 0.7%
66	DeVry, Inc.	3,454
	Hotels, Restaurants & Leisure — 5.0%
254	McDonald’s Corp.	16,724
110	WMS Industries, Inc. (a)	4,310
62	Wynn Resorts Ltd.	4,714
		25,748
	Internet & Catalog Retail — 5.9%
191	Amazon.com, Inc. (a)	20,819
38	NetFlix, Inc. (a) (c)	4,096
31	priceline.com, Inc. (a) (c)	5,455
		30,370
	Media — 2.2%
322	DIRECTV, Class A (a)	10,913
	Multiline Retail — 2.7%
225	Dollar Tree, Inc. (a)	9,379
140	Nordstrom, Inc.	4,500
		13,879
	Specialty Retail — 3.0%
188	O’Reilly Automotive, Inc. (a)	8,918
190	Urban Outfitters, Inc. (a)	6,520
		15,438
	Total Consumer Discretionary	99,802
	Consumer Staples — 7.3%
	Beverages — 0.8%
85	Coca-Cola Co. (The)	4,275
	Food & Staples Retailing — 0.7%
77	Wal-Mart Stores, Inc.	3,716
	Food Products — 1.9%
278	General Mills, Inc.	9,882
	Household Products — 2.3%
147	Colgate-Palmolive Co.	11,538
	Tobacco — 1.6%
172	Philip Morris International, Inc.	7,890
	Total Consumer Staples	37,301
	Energy — 4.2%
	Energy Equipment & Services — 1.0%
36	National Oilwell Varco, Inc.	1,197
72	Schlumberger Ltd.	3,972
		5,169
	Oil, Gas & Consumable Fuels — 3.2%
63	EOG Resources, Inc.	6,187
131	Occidental Petroleum Corp.	10,091
		16,278
	Total Energy	21,447
	Financials — 1.1%
	Capital Markets — 0.8%
92	T. Rowe Price Group, Inc.	4,066
	Diversified Financial Services — 0.3%
7	CME Group, Inc.	1,830
	Total Financials	5,896
	Health Care — 17.0%
	Biotechnology — 3.5%
142	Alexion Pharmaceuticals, Inc. (a)	7,254
146	Celgene Corp. (a)	7,425
96	Dendreon Corp. (a)	3,118
		17,797
	Health Care Equipment & Supplies — 2.7%
126	Edwards Lifesciences Corp. (a)	7,030
22	Intuitive Surgical, Inc. (a)	7,007
		14,037
	Health Care Providers & Services — 3.9%
430	Express Scripts, Inc. (a)	20,206
	Life Sciences Tools & Services — 1.8%
192	Life Technologies Corp. (a)	9,063
	Pharmaceuticals — 5.1%
130	Allergan, Inc.	7,556
72	Novo Nordisk A/S, (Denmark), ADR	5,801
247	Teva Pharmaceutical Industries Ltd., (Israel), ADR	12,816
		26,173
	Total Health Care	87,276
	Industrials — 7.6%
	Aerospace & Defense — 2.7%
105	Goodrich Corp.	6,970
65	Precision Castparts Corp.	6,638
		13,608
	Machinery — 3.4%
132	Cummins, Inc.	8,577
77	Joy Global, Inc.	3,877
132	PACCAR, Inc.	5,243
		17,697

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Trading Companies & Distributors — 1.5%
78	W.W. Grainger, Inc.	7,767
	Total Industrials	39,072
	Information Technology — 37.4%
	Communications Equipment — 2.8%
315	Cisco Systems, Inc. (a)	6,709
110	F5 Networks, Inc. (a)	7,563
		14,272
	Computers & Peripherals — 11.8%
161	Apple, Inc. (a)	40,439
177	Hewlett-Packard Co.	7,678
248	NetApp, Inc. (a)	9,268
76	SanDisk Corp. (a)	3,176
		60,561
	Electronic Equipment, Instruments & Components — 3.1%
220	Amphenol Corp., Class A	8,641
116	Dolby Laboratories, Inc., Class A (a)	7,291
		15,932
	Internet Software & Services — 3.5%
111	Baidu, Inc., (China), ADR (a)	7,564
24	Google, Inc., Class A (a)	10,667
		18,231
	IT Services — 7.9%
355	Cognizant Technology Solutions Corp., Class A (a)	17,791
98	International Business Machines Corp.	12,136
21	MasterCard, Inc., Class A	4,116
90	Visa, Inc., Class A	6,375
		40,418
	Semiconductors & Semiconductor Equipment — 2.4%
143	Broadcom Corp., Class A	4,708
99	Lam Research Corp. (a)	3,772
236	Marvell Technology Group Ltd., (Bermuda) (a)	3,716
		12,196
	Software — 5.9%
395	Microsoft Corp.	9,085
338	Oracle Corp.	7,249
177	Red Hat, Inc. (a)	5,122
105	Salesforce.com, Inc. (a)	9,028
		30,484
	Total Information Technology	192,094
	Materials — 2.1%
	Chemicals — 0.7%
47	Praxair, Inc.	3,579
	Metals & Mining — 1.4%
60	Freeport-McMoRan Copper & Gold, Inc.	3,536
162	Vale S.A., (Brazil), ADR (c)	3,935
		7,471
	Total Materials	11,050
	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
111	American Tower Corp., Class A (a)	4,957
	Total Common Stocks (Cost $391,257)	498,895
Short-Term Investment — 2.9%
	Investment Company — 2.9%
14,992	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $14,992)	14,992
Investment of Cash Collateral for Securities on Loan — 1.5%
	Investment Company — 1.5%
7,467	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $7,467)	7,467
	Total Investments — 101.6% (Cost $413,716)	521,354
	Liabilities in Excess of Other Assets — (1.6)%	(8,359)
	NET ASSETS — 100.0%	$512,995

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.2%
		Consumer Discretionary — 10.4%
		Auto Components — 1.1%
181		Johnson Controls, Inc.	4,876
		Hotels, Restaurants & Leisure — 0.9%
58		Carnival Corp.	1,763
72		International Game Technology	1,132
48		Royal Caribbean Cruises Ltd. (a) (c)	1,085
			3,980
		Household Durables — 0.4%
104		Lennar Corp., Class A	1,453
—	(h)	NVR, Inc. (a)	9
24		Toll Brothers, Inc. (a)	392
			1,854
		Media — 6.4%
59		DIRECTV, Class A (a)	1,987
193		Gannett Co., Inc.	2,596
113		Time Warner Cable, Inc.	5,896
269		Time Warner, Inc.	7,785
352		Walt Disney Co. (The)	11,079
			29,343
		Multiline Retail — 0.4%
37		Kohl’s Corp. (a)	1,769
		Specialty Retail — 0.7%
173		Staples, Inc.	3,302
		Textiles, Apparel & Luxury Goods — 0.5%
66		Coach, Inc.	2,428
		Total Consumer Discretionary	47,552
		Consumer Staples — 7.8%
		Beverages — 0.8%
70		Coca-Cola Co. (The)	3,507
		Food & Staples Retailing — 2.4%
317		CVS/Caremark Corp.	9,289
77		Kroger Co. (The)	1,508
2		Sysco Corp.	51
1		Wal-Mart Stores, Inc.	25
			10,873
		Food Products — 0.8%
57		General Mills, Inc.	2,015
31		JM Smucker Co. (The)	1,855
			3,870
		Household Products — 3.3%
251		Procter & Gamble Co. (The)	15,064
		Tobacco — 0.5%
52		Philip Morris International, Inc.	2,382
		Total Consumer Staples	35,696
		Energy — 12.0%
		Energy Equipment & Services — 1.2%
1		Baker Hughes, Inc.	22
29		Cameron International Corp. (a)	928
128		Halliburton Co.	3,137
50		Noble Corp., (Switzerland) (a)	1,538
—	(h)	Schlumberger Ltd.	18
			5,643
		Oil, Gas & Consumable Fuels — 10.8%
43		Anadarko Petroleum Corp.	1,537
64		Apache Corp.	5,401
160		Chevron Corp.	10,888
178		ConocoPhillips	8,729
60		Devon Energy Corp.	3,638
28		EOG Resources, Inc.	2,787
119		Occidental Petroleum Corp.	9,164
45		Peabody Energy Corp.	1,779
290		Williams Cos., Inc. (The)	5,308
			49,231
		Total Energy	54,874
		Financials — 28.2%
		Capital Markets — 4.9%
84		Goldman Sachs Group, Inc. (The)	10,971
311		Morgan Stanley	7,214
126		State Street Corp.	4,251
			22,436
		Commercial Banks — 7.1%
219		BB&T Corp.	5,774
178		Fifth Third Bancorp	2,189
166		U.S. Bancorp	3,704
750		Wells Fargo & Co.	19,204
69		Zions Bancorp (c)	1,483
			32,354
		Consumer Finance — 1.2%
132		Capital One Financial Corp.	5,305
		Diversified Financial Services — 6.8%
1,480		Bank of America Corp.	21,262
1,921		Citigroup, Inc. (a)	7,224
136		North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	2,646
			31,132

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — 6.7%
110		ACE Ltd., (Switzerland)	5,684
103		Aflac, Inc. (m)	4,378
61		Berkshire Hathaway, Inc., Class B (a)	4,897
197		MetLife, Inc.	7,454
106		Prudential Financial, Inc.	5,707
49		RenaissanceRe Holdings Ltd., (Bermuda)	2,781
			30,901
		Real Estate Investment Trusts (REITs) — 1.1%
73		Annaly Capital Management, Inc.	1,260
11		Camden Property Trust	438
283		Lexington Realty Trust	1,703
159		ProLogis	1,613
			5,014
		Thrifts & Mortgage Finance — 0.4%
126		New York Community Bancorp, Inc.	1,928
		Total Financials	129,070
		Health Care — 14.4%
		Biotechnology — 1.8%
90		Biogen Idec, Inc. (a)	4,272
73		Celgene Corp. (a)	3,720
			7,992
		Health Care Equipment & Supplies — 0.6%
—	(h)	Baxter International, Inc.	7
73		Covidien plc, (Ireland)	2,928
			2,935
		Health Care Providers & Services — 2.8%
96		Aetna, Inc.	2,540
20		McKesson Corp.	1,317
182		UnitedHealth Group, Inc.	5,181
81		WellPoint, Inc. (a)	3,970
			13,008
		Life Sciences Tools & Services — 0.4%
36		Thermo Fisher Scientific, Inc. (a)	1,763
		Pharmaceuticals — 8.8%
170		Abbott Laboratories	7,965
57		Johnson & Johnson	3,343
541		Merck & Co., Inc.	18,911
692		Pfizer, Inc.	9,862
			40,081
		Total Health Care	65,779
		Industrials — 8.4%
		Aerospace & Defense — 1.4%
60		Honeywell International, Inc.	2,350
65		United Technologies Corp.	4,232
			6,582
		Electrical Equipment — 0.0% (g)
—	(h)	Roper Industries, Inc.	21
		Industrial Conglomerates — 1.5%
177		General Electric Co.	2,546
115		Tyco International Ltd., (Switzerland)	4,061
			6,607
		Machinery — 3.2%
76		Deere & Co.	4,256
39		Eaton Corp.	2,524
35		Joy Global, Inc.	1,774
63		Navistar International Corp. (a)	3,080
53		Parker Hannifin Corp.	2,958
			14,592
		Road & Rail — 2.1%
117		Norfolk Southern Corp.	6,212
51		Union Pacific Corp.	3,525
			9,737
		Trading Companies & Distributors — 0.2%
32		GATX Corp.	866
		Total Industrials	38,405
		Information Technology — 8.3%
		Communications Equipment — 1.0%
213		Cisco Systems, Inc. (a)	4,532
		Computers & Peripherals — 1.5%
154		Hewlett-Packard Co.	6,669
		Electronic Equipment, Instruments & Components — 0.8%
225		Corning, Inc.	3,638
		IT Services — 0.6%
23		International Business Machines Corp.	2,825
		Semiconductors & Semiconductor Equipment — 1.4%
28		Broadcom Corp., Class A	922
193		Intersil Corp., Class A	2,336
150		Marvell Technology Group Ltd., (Bermuda) (a)	2,364
41		Novellus Systems, Inc. (a)	1,030
			6,652

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   45

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Software — 3.0%
500		Microsoft Corp.	11,494
164		Symantec Corp. (a)	2,279
			13,773
		Total Information Technology	38,089
		Materials — 3.2%
		Chemicals — 2.1%
120		Dow Chemical Co. (The)	2,858
188		E.l. du Pont de Nemours & Co.	6,497
—	(h)	PPG Industries, Inc.	30
			9,385
		Metals & Mining — 1.1%
84		Freeport-McMoRan Copper & Gold, Inc.	4,995
		Total Materials	14,380
		Telecommunication Services — 3.3%
		Diversified Telecommunication Services — 2.4%
123		AT&T, Inc.	2,970
282		Verizon Communications, Inc.	7,906
			10,876
		Wireless Telecommunication Services — 0.9%
982		Sprint Nextel Corp. (a)	4,162
		Total Telecommunication Services	15,038
		Utilities — 4.2%
		Electric Utilities — 2.8%
119		Edison International	3,761
100		NextEra Energy, Inc.	4,895
328		NV Energy, Inc.	3,868
			12,524
		Multi-Utilities — 0.7%
1		Public Service Enterprise Group, Inc.	45
91		SCANA Corp.	3,272
			3,317
		Water Utilities — 0.7%
157		American Water Works Co., Inc.	3,241
		Total Utilities	19,082
		Total Common Stocks (Cost $423,532)	457,965
Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
1		JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (Cost $1)	1
Investment of Cash Collateral for Securities on Loan — 0.5%
		Investment Company — 0.5%
2,297		JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $2,297)	2,297
		Total Investments — 100.7% (Cost $425,830)	460,263
		Liabilities in Excess of Other Assets — (0.7)%	(2,991)
		NET ASSETS — 100.0%	$457,272

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 121.6% (j)
Common Stocks — 118.8%
	Consumer Discretionary — 12.3%
	Auto Components — 0.5%
28	BorgWarner, Inc. (a)	1,027
	Hotels, Restaurants & Leisure — 1.1%
93	Starbucks Corp.	2,253
	Household Durables — 1.0%
23	Whirlpool Corp.	2,053
	Leisure Equipment & Products — 1.6%
154	Mattel, Inc.	3,262
	Media — 1.9%
170	CBS Corp. (Non-Voting), Class B	2,197
132	Gannett Co., Inc.	1,773
		3,970
	Specialty Retail — 4.6%
41	Advance Auto Parts, Inc. (m)	2,063
71	Aeropostale, Inc. (a) (m)	2,035
38	Dick’s Sporting Goods, Inc. (a)	955
89	Limited Brands, Inc.	1,970
59	TJX Cos., Inc.	2,475
		9,498
	Textiles, Apparel & Luxury Goods — 1.6%
36	Coach, Inc.	1,297
7	Deckers Outdoor Corp. (a)	962
27	Skechers U.S.A., Inc., Class A (a)	975
		3,234
	Total Consumer Discretionary	25,297
	Consumer Staples — 11.3%
	Beverages — 2.6%
66	Coca-Cola Co. (The)	3,311
34	PepsiCo, Inc.	2,097
		5,408
	Food & Staples Retailing — 2.4%
10	Costco Wholesale Corp.	528
31	CVS/Caremark Corp.	909
14	Kroger Co. (The)	271
13	Sysco Corp.	364
21	Walgreen Co.	573
46	Wal-Mart Stores, Inc.	2,221
		4,866
	Food Products — 1.5%
14	Archer-Daniels-Midland Co.	373
10	ConAgra Foods, Inc.	222
20	General Mills, Inc.	705
7	H.J. Heinz Co.	287
6	Kellogg Co.	282
45	Kraft Foods, Inc., Class A	1,265
		3,134
	Household Products — 3.0%
11	Colgate-Palmolive Co.	849
9	Kimberly-Clark Corp.	550
80	Procter & Gamble Co. (The)	4,797
		6,196
	Personal Products — 0.1%
9	Avon Products, Inc.	237
	Tobacco — 1.7%
46	Altria Group, Inc. (m)	931
9	Lorillard, Inc.	643
40	Philip Morris International, Inc.	1,850
		3,424
	Total Consumer Staples	23,265
	Energy — 10.4%
	Energy Equipment & Services — 1.4%
10	Baker Hughes, Inc.	403
19	Halliburton Co.	476
14	National Oilwell Varco, Inc.	459
26	Schlumberger Ltd.	1,444
		2,782
	Oil, Gas & Consumable Fuels — 9.0%
11	Anadarko Petroleum Corp.	383
7	Apache Corp.	598
14	Chesapeake Energy Corp.	303
48	Chevron Corp.	3,242
32	ConocoPhillips	1,575
20	Devon Energy Corp.	1,221
5	EOG Resources, Inc.	532
112	Exxon Mobil Corp.	6,368
6	Hess Corp.	310
15	Marathon Oil Corp.	467
4	Noble Energy, Inc.	229
26	Occidental Petroleum Corp.	1,982
6	Peabody Energy Corp.	237
7	Southwestern Energy Co. (a)	288
12	Valero Energy Corp.	220
34	Williams Cos., Inc. (The)	630
		18,585
	Total Energy	21,367

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   47

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Financials — 17.9%
	Commercial Banks — 4.3%
59	Comerica, Inc.	2,182
65	PNC Financial Services Group, Inc.	3,683
114	Wells Fargo & Co.	2,912
		8,777
	Consumer Finance — 2.8%
85	Capital One Financial Corp.	3,420
161	Discover Financial Services	2,256
		5,676
	Diversified Financial Services — 6.6%
290	Bank of America Corp.	4,170
1,298	Citigroup, Inc. (a)	4,882
8	CME Group, Inc.	2,372
20	IntercontinentalExchange, Inc. (a)	2,217
		13,641
	Insurance — 4.2%
44	MetLife, Inc.	1,648
125	Progressive Corp. (The)	2,331
29	Prudential Financial, Inc.	1,556
148	Unum Group	3,205
		8,740
	Total Financials	36,834
	Health Care — 14.5%
	Biotechnology — 0.5%
21	Amgen, Inc. (a)	1,096
	Health Care Equipment & Supplies — 1.8%
23	Hospira, Inc. (a)	1,309
7	Intuitive Surgical, Inc. (a)	2,291
		3,600
	Health Care Providers & Services — 4.3%
105	AmerisourceBergen Corp. (m)	3,328
70	Cardinal Health, Inc.	2,368
58	UnitedHealth Group, Inc.	1,657
29	WellPoint, Inc. (a)	1,410
		8,763
	Life Sciences Tools & Services — 1.2%
51	Thermo Fisher Scientific, Inc. (a)	2,505
	Pharmaceuticals — 6.7%
34	Abbott Laboratories (m)	1,576
79	Bristol-Myers Squibb Co.	1,969
55	Johnson & Johnson	3,227
68	Merck & Co., Inc.	2,394
36	Perrigo Co.	2,134
175	Pfizer, Inc.	2,492
		13,792
	Total Health Care	29,756
	Industrials — 14.1%
	Aerospace & Defense — 2.4%
80	Boeing Co. (The)	5,009
	Air Freight & Logistics — 2.0%
73	United Parcel Service, Inc., Class B	4,147
	Airlines — 1.6%
173	Delta Air Lines, Inc. (a)	2,030
103	Southwest Airlines Co.	1,146
		3,176
	Electrical Equipment — 1.0%
43	Rockwell Automation, Inc.	2,130
	Industrial Conglomerates — 1.6%
234	General Electric Co.	3,377
	Machinery — 4.5%
31	Caterpillar, Inc.	1,834
33	Cummins, Inc.	2,165
28	Dover Corp.	1,179
19	Joy Global, Inc.	971
20	Navistar International Corp. (a)	976
31	Oshkosh Corp. (a)	969
21	Parker Hannifin Corp.	1,190
		9,284
	Road & Rail — 1.0%
54	Kansas City Southern (a)	1,962
	Total Industrials	29,085
	Information Technology — 24.3%
	Communications Equipment — 3.4%
125	Cisco Systems, Inc. (a)	2,664
103	JDS Uniphase Corp. (a)	1,009
201	Motorola, Inc. (a)	1,311
73	Riverbed Technology, Inc. (a)	2,026
		7,010
	Computers & Peripherals — 9.6%
32	Apple, Inc. (a)	8,012
216	EMC Corp. (a)	3,945
51	Hewlett-Packard Co.	2,211
88	NetApp, Inc. (a)	3,292

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Computers & Peripherals — Continued
27	SanDisk Corp. (a)	1,135
36	Teradata Corp. (a)	1,099
		19,694
	Electronic Equipment, Instruments & Components — 1.0%
78	Tyco Electronics Ltd., (Switzerland)	1,990
	Internet Software & Services — 1.1%
5	Google, Inc., Class A (a)	2,338
	IT Services — 2.7%
45	International Business Machines Corp.	5,512
	Semiconductors & Semiconductor Equipment — 4.2%
101	Broadcom Corp., Class A	3,333
118	Intel Corp.	2,294
80	Novellus Systems, Inc. (a)	2,020
101	Teradyne, Inc. (a)	985
		8,632
	Software — 2.3%
207	Microsoft Corp.	4,755
	Total Information Technology	49,931
	Materials — 5.9%
	Chemicals — 2.3%
105	E.l. du Pont de Nemours & Co.	3,644
19	Eastman Chemical Co.	1,016
		4,660
	Metals & Mining — 3.6%
24	Cliffs Natural Resources, Inc.	1,143
26	Freeport-McMoRan Copper & Gold, Inc.	1,562
45	Newmont Mining Corp.	2,805
33	Teck Resources Ltd., (Canada), Class B	972
55	Titanium Metals Corp. (a)	971
		7,453
	Total Materials	12,113
	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
128	AT&T, Inc. (m)	3,101
61	Verizon Communications, Inc.	1,713
	Total Telecommunication Services	4,814
	Utilities — 5.8%
	Electric Utilities — 3.0%
38	American Electric Power Co., Inc.(m)	1,222
81	Duke Energy Corp.	1,303
34	Edison International	1,068
16	Entergy Corp.	1,139
43	Southern Co.	1,418
		6,150
	Independent Power Producers & Energy Traders — 0.4%
28	Constellation Energy Group, Inc.	918
	Multi-Utilities — 2.4%
36	Dominion Resources, Inc.	1,390
23	DTE Energy Co.	1,029
29	PG&E Corp.	1,177
39	Public Service Enterprise Group, Inc.	1,231
		4,827
	Total Utilities	11,895
	Total Common Stocks (Cost $256,260)	244,357
Short-Term Investment — 2.8%
	Investment Company — 2.8%
5,752	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $5,752)	5,752
	Total Investments — 121.6% (Cost $262,012)	250,109
	Liabilities in Excess of Other Assets — (21.6)%	(44,468)
	NET ASSETS — 100.0%	$205,641
Short Positions — 23.0%
Common Stocks — 19.2%
	Consumer Discretionary — 2.8%
	Household Durables — 0.4%
63	Newell Rubbermaid, Inc.	917
	Multiline Retail — 0.5%
21	Kohl’s Corp. (a)	980
	Specialty Retail — 0.5%
48	Gap, Inc. (The)	927
	Textiles, Apparel & Luxury Goods — 1.4%
15	Nike, Inc., Class B	1,030
13	Polo Ralph Lauren Corp.	919
14	V.F. Corp.	962
		2,911
	Total Consumer Discretionary	5,735
	Financials — 2.4%
	Capital Markets — 1.4%
27	Ameriprise Financial, Inc.	981

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   49

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — Continued
34	Legg Mason, Inc.	954
21	T. Rowe Price Group, Inc.	950
		2,885
	Insurance — 0.5%
27	AON Corp.	998
	Thrifts & Mortgage Finance — 0.5%
83	Hudson City Bancorp, Inc.	1,022
	Total Financials	4,905
	Health Care — 2.5%
	Health Care Equipment & Supplies — 1.0%
30	St. Jude Medical, Inc. (a)	1,070
21	Stryker Corp.	1,053
		2,123
	Health Care Providers & Services — 0.5%
14	Laboratory Corp. of America Holdings (a)	1,022
	Life Sciences Tools & Services — 0.5%
30	Charles River Laboratories International, Inc. (a)	1,030
	Pharmaceuticals — 0.5%
18	Allergan, Inc.	1,042
	Total Health Care	5,217
	Industrials — 4.9%
	Aerospace & Defense — 1.0%
16	Goodrich Corp.	1,078
19	Rockwell Collins, Inc.	1,003
		2,081
	Air Freight & Logistics — 0.5%
18	C.H. Robinson Worldwide, Inc.	1,025
	Electrical Equipment — 0.5%
23	Emerson Electric Co.	1,006
	Machinery — 2.4%
21	Bucyrus International, Inc.	998
27	Danaher Corp.	1,012
12	Flowserve Corp.	989
24	Illinois Tool Works, Inc.	991
27	Ingersoll-Rand plc, (Ireland)	945
		4,935
	Road & Rail — 0.5%
18	Canadian National Railway Co., (Canada)	1,019
	Total Industrials	10,066
	Information Technology — 5.4%
	Computers & Peripherals — 0.5%
60	QLogic Corp. (a)	1,004
	Electronic Equipment, Instruments & Components — 1.4%
33	Agilent Technologies, Inc. (a)	950
26	Amphenol Corp., Class A	1,019
61	Corning, Inc.	983
		2,952
	Internet Software & Services — 0.5%
48	eBay, Inc. (a)	947
	IT Services — 0.5%
61	SAIC, Inc. (a)	1,018
	Semiconductors & Semiconductor Equipment — 2.0%
35	ASML Holding N.V., (Netherlands)	964
61	Maxim Integrated Products, Inc.	1,027
75	National Semiconductor Corp.	1,007
109	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,060
		4,058
	Software — 0.5%
47	Oracle Corp.	1,016
	Total Information Technology	10,995
	Materials — 1.2%
	Metals & Mining — 1.2%
25	Nucor Corp.	954
58	Southern Copper Corp.	1,527
	Total Materials	2,481
	Total Common Stocks (Cost $42,499)	39,399
Investment Companies — 3.8%
34	Consumer Discretionary Select Sector SPDR Fund	989
97	Materials Select Sector SPDR Fund	2,755
12	SPDR S&P 500 ETF Trust	1,226
103	Utilities Select Sector SPDR Fund	2,905
	Total Investment Companies (Cost $8,603)	7,875
	Total Short Positions (Proceeds $51,102)	$47,274

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.8%
		Consumer Discretionary — 11.8%
		Auto Components — 1.2%
1,150		Johnson Controls, Inc.	30,914
		Diversified Consumer Services — 0.2%
135		Apollo Group, Inc., Class A (a)	5,735
		Hotels, Restaurants & Leisure — 2.1%
544		Carnival Corp.	16,445
77		Darden Restaurants, Inc.	2,981
498		International Game Technology (c)	7,824
48		Royal Caribbean Cruises Ltd. (a) (c)	1,086
75		Starwood Hotels & Resorts Worldwide, Inc. (c)	3,123
622		Yum! Brands, Inc.	24,285
			55,744
		Household Durables — 0.5%
42		KB Home	466
386		Lennar Corp., Class A (c)	5,367
2		NVR, Inc. (a) (c)	989
301		Toll Brothers, Inc. (a) (c)	4,921
			11,743
		Internet & Catalog Retail — 0.4%
54		Amazon.com, Inc. (a)	5,866
210		Expedia, Inc.	3,938
			9,804
		Media — 4.2%
522		Comcast Corp., Class A	9,070
131		DIRECTV, Class A (a)	4,454
865		Gannett Co., Inc. (c)	11,636
1,419		Time Warner, Inc.	41,024
1,397		Walt Disney Co. (The)	43,992
			110,176
		Multiline Retail — 0.7%
61		J.C. Penney Co., Inc. (c)	1,305
220		Kohl’s Corp. (a)	10,442
127		Target Corp.	6,268
			18,015
		Specialty Retail — 2.0%
7		Advance Auto Parts, Inc.	367
45		AutoZone, Inc. (a) (c)	8,756
2		Dick’s Sporting Goods, Inc. (a)	48
242		GameStop Corp., Class A (a) (c)	4,547
915		Lowe’s Cos., Inc.	18,687
1,085		Staples, Inc.	20,671
			53,076
		Textiles, Apparel & Luxury Goods — 0.5%
152		Coach, Inc.	5,561
6		Nike, Inc., Class B	411
97		V.F. Corp.	6,899
			12,871
		Total Consumer Discretionary	308,078
		Consumer Staples — 9.4%
		Beverages — 1.9%
885		Coca-Cola Co. (The)	44,332
91		PepsiCo, Inc.	5,527
			49,859
		Food & Staples Retailing — 2.5%
446		CVS/Caremark Corp.	13,076
542		Kroger Co. (The)	10,681
810		Sysco Corp. (c)	23,153
69		Walgreen Co.	1,833
357		Wal-Mart Stores, Inc.	17,183
			65,926
		Food Products — 0.9%
553		General Mills, Inc.	19,627
117		Kraft Foods, Inc., Class A	3,269
			22,896
		Household Products — 2.6%
—	(h)	Clorox Co.	21
107		Kimberly-Clark Corp.	6,514
1,030		Procter & Gamble Co. (The)	61,780
			68,315
		Personal Products — 0.1%
132		Avon Products, Inc.	3,498
		Tobacco — 1.4%
169		Altria Group, Inc.	3,387
714		Philip Morris International, Inc.	32,712
			36,099
		Total Consumer Staples	246,593
		Energy — 9.9%
		Energy Equipment & Services — 1.6%
125		Baker Hughes, Inc.	5,216
166		Cameron International Corp. (a)	5,409
22		Ensco plc, (United Kingdom), ADR	846
248		Halliburton Co.	6,089
274		Nabors Industries Ltd., (Bermuda) (a) (c)	4,830
346		Schlumberger Ltd.	19,154
			41,544

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   51

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Oil, Gas & Consumable Fuels — 8.3%
129		Anadarko Petroleum Corp.	4,640
254		Apache Corp.	21,344
216		Chevron Corp.	14,652
475		ConocoPhillips	23,329
219		Devon Energy Corp.	13,318
266		EOG Resources, Inc. (c)	26,211
1,217		Exxon Mobil Corp.	69,432
40		Noble Energy, Inc.	2,438
504		Occidental Petroleum Corp.	38,862
76		Southwestern Energy Co. (a)	2,952
19		Ultra Petroleum Corp. (a) (c)	846
			218,024
		Total Energy	259,568
		Financials — 13.5%
		Capital Markets — 2.7%
27		Bank of New York Mellon Corp. (The)	655
9		Franklin Resources, Inc.	780
223		Goldman Sachs Group, Inc. (The)	29,276
393		Invesco Ltd.	6,616
47		Janus Capital Group, Inc.	413
739		Morgan Stanley	17,159
255		State Street Corp.	8,621
17		T. Rowe Price Group, Inc.	754
364		TD AMERITRADE Holding Corp. (a) (c)	5,567
			69,841
		Commercial Banks — 3.5%
469		BB&T Corp. (c)	12,352
334		Fifth Third Bancorp	4,102
94		SVB Financial Group (a) (c)	3,860
111		TCF Financial Corp. (c)	1,838
654		U.S. Bancorp	14,625
2,148		Wells Fargo & Co.	54,988
—	(h)	Zions Bancorp	4
			91,769
		Consumer Finance — 0.3%
166		American Express Co.	6,594
44		Capital One Financial Corp.	1,756
			8,350
		Diversified Financial Services — 3.6%
3,332		Bank of America Corp.	47,875
8,067		Citigroup, Inc. (a)	30,333
43		CME Group, Inc.	12,022
13		NASDAQ OMX Group, Inc. (The) (a)	238
140		NYSE Euronext	3,868
			94,336
		Insurance — 2.7%
274		ACE Ltd., (Switzerland)	14,091
107		Aflac, Inc.	4,563
176		Berkshire Hathaway, Inc., Class B (a)	14,000
337		MetLife, Inc.	12,709
233		Prudential Financial, Inc.	12,510
204		RenaissanceRe Holdings Ltd., (Bermuda)	11,485
169		XL Capital Ltd., (Bermuda), Class A	2,701
			72,059
		Real Estate Investment Trusts (REITs) — 0.7%
247		Apartment Investment & Management Co., Class A	4,790
126		Plum Creek Timber Co., Inc. (c)	4,348
2		ProLogis	16
74		Public Storage (c)	6,483
22		Simon Property Group, Inc.	1,748
			17,385
		Total Financials	353,740
		Health Care — 10.6%
		Biotechnology — 1.8%
107		Alexion Pharmaceuticals, Inc. (a) (c)	5,453
276		Biogen Idec, Inc. (a)	13,099
582		Celgene Corp. (a)	29,597
			48,149
		Health Care Equipment & Supplies — 0.7%
5		Baxter International, Inc.	223
127		Boston Scientific Corp. (a)	739
352		Covidien plc, (Ireland)	14,150
85		Medtronic, Inc.	3,078
			18,190
		Health Care Providers & Services — 2.3%
333		Aetna, Inc.	8,776
551		Cardinal Health, Inc.	18,524
1		CIGNA Corp.	24
47		McKesson Corp.	3,149
289		Medco Health Solutions, Inc. (a)	15,938
83		UnitedHealth Group, Inc.	2,351
202		WellPoint, Inc. (a)	9,871
			58,633
		Life Sciences Tools & Services — 0.3%
149		Thermo Fisher Scientific, Inc. (a)	7,320
		Pharmaceuticals — 5.5%
1,150		Abbott Laboratories	53,791
1,755		Merck & Co., Inc.	61,368

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Pharmaceuticals — Continued
2,051		Pfizer, Inc.	29,252
			144,411
		Total Health Care	276,703
		Industrials — 9.1%
		Aerospace & Defense — 2.7%
668		Honeywell International, Inc.	26,072
692		United Technologies Corp. (c)	44,949
			71,021
		Electrical Equipment — 0.0% (g)
—	(h)	Cooper Industries plc (c)	20
1		Emerson Electric Co.	44
			64
		Industrial Conglomerates — 1.2%
1,023		General Electric Co.	14,756
177		Textron, Inc.	2,998
361		Tyco International Ltd., (Switzerland)	12,719
			30,473
		Machinery — 2.8%
527		Deere & Co.	29,354
726		PACCAR, Inc. (c)	28,931
255		Parker Hannifin Corp.	14,127
			72,412
		Road & Rail — 2.3%
248		CSX Corp. (c)	12,322
492		Norfolk Southern Corp.	26,086
325		Union Pacific Corp.	22,578
			60,986
		Trading Companies & Distributors — 0.1%
59		GATX Corp.	1,576
		Total Industrials	236,532
		Information Technology — 19.6%
		Communications Equipment — 3.3%
2,494		Cisco Systems, Inc. (a)	53,154
754		Juniper Networks, Inc. (a) (c)	17,215
481		QUALCOMM, Inc.	15,805
			86,174
		Computers & Peripherals — 5.6%
304		Apple, Inc. (a)	76,512
190		Dell, Inc. (a)	2,291
179		EMC Corp. (a)	3,273
1,404		Hewlett-Packard Co.	60,762
87		SanDisk Corp. (a)	3,666
			146,504
		Electronic Equipment, Instruments & Components — 0.5%
776		Corning, Inc.	12,526
		Internet Software & Services — 0.9%
51		Google, Inc., Class A (a)	22,511
		IT Services — 3.8%
367		Cognizant Technology Solutions Corp., Class A (a)	18,388
355		Genpact Ltd., (Bermuda) (a) (c)	5,518
463		International Business Machines Corp.	57,180
75		MasterCard, Inc., Class A (c)	15,032
33		Visa, Inc., Class A	2,338
			98,456
		Semiconductors & Semiconductor Equipment — 2.2%
242		Analog Devices, Inc.	6,745
677		Applied Materials, Inc.	8,132
150		Broadcom Corp., Class A (c)	4,947
1,023		Intersil Corp., Class A (c)	12,384
1,100		LSI Corp. (a)	5,060
535		Marvell Technology Group Ltd., (Bermuda) (a)	8,430
347		Novellus Systems, Inc. (a) (c)	8,802
174		Xilinx, Inc. (c)	4,393
			58,893
		Software — 3.3%
2,999		Microsoft Corp.	69,013
858		Oracle Corp.	18,418
			87,431
		Total Information Technology	512,495
		Materials — 3.4%
		Chemicals — 2.1%
—	(h)	Air Products & Chemicals, Inc.	10
197		Dow Chemical Co. (The)	4,662
1,064		E.l. du Pont de Nemours & Co.	36,791
149		Monsanto Co.	6,885
83		PPG Industries, Inc.	5,020
			53,368
		Metals & Mining — 1.3%
582		Freeport-McMoRan Copper & Gold, Inc.	34,442
		Total Materials	87,810
		Telecommunication Services — 3.0%
		Diversified Telecommunication Services — 2.2%
832		AT&T, Inc.	20,136
1,313		Verizon Communications, Inc.	36,799
			56,935

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   53

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — 0.8%
57	American Tower Corp., Class A (a)	2,533
4,512	Sprint Nextel Corp. (a) (c)	19,132
		21,665
	Total Telecommunication Services	78,600
	Utilities — 3.5%
	Electric Utilities — 1.8%
330	Edison International	10,476
59	Entergy Corp.	4,239
114	Exelon Corp.	4,327
365	NextEra Energy, Inc.	17,816
741	NV Energy, Inc.	8,749
11	Southern Co.	374
		45,981
	Independent Power Producers & Energy Traders — 0.0% (g)
24	Constellation Energy Group, Inc.	760
	Multi-Utilities — 1.4%
667	Public Service Enterprise Group, Inc.	20,897
156	SCANA Corp. (c)	5,578
494	Xcel Energy, Inc.	10,178
		36,653
	Water Utilities — 0.3%
404	American Water Works Co., Inc.	8,316
	Total Utilities	91,710
	Total Common Stocks (Cost $2,247,025)	2,451,829
PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
10,970	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $11,051)	11,050

SHARES
Short-Term Investment — 5.0%
	Investment Company — 5.0%
129,544	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $129,544)	129,544
Investment of Cash Collateral for Securities on Loan — 4.5%
	Investment Company — 4.5%
118,761	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $118,761)	118,761
	Total Investments — 103.7% (Cost $2,506,381)	2,711,184
	Liabilities in Excess of Other Assets — (3.7)%	(96,993)
	NET ASSETS — 100.0%	$2,614,191

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2,674	E-mini S&P 500	09/17/10	$137,256	$(5,595)

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 116.9% (j)
Common Stocks — 113.6%
	Consumer Discretionary — 16.3%
	Auto Components — 1.8%
3,546	Johnson Controls, Inc.	95,280
	Diversified Consumer Services — 0.4%
445	Apollo Group, Inc., Class A (a)	18,914
	Hotels, Restaurants & Leisure — 3.1%
1,371	Carnival Corp.	41,471
252	Darden Restaurants, Inc.	9,799
1,069	International Game Technology	16,785
226	Starwood Hotels & Resorts Worldwide, Inc.	9,356
2,200	Yum! Brands, Inc.	85,904
		163,315
	Household Durables — 0.7%
137	KB Home	1,509
677	Lennar Corp., Class A	9,412
4	NVR, Inc. (a)	2,620
1,368	Toll Brothers, Inc. (a)	22,383
		35,924
	Internet & Catalog Retail — 0.5%
168	Amazon.com, Inc. (a)	18,351
362	Expedia, Inc.	6,800
		25,151
	Media — 5.6%
1,653	Comcast Corp., Class A	28,711
427	DIRECTV, Class A (a)	14,477
2,616	Gannett Co., Inc.	35,208
3,950	Time Warner, Inc.	114,197
3,186	Walt Disney Co. (The)	100,364
		292,957
	Multiline Retail — 1.1%
1,029	J.C. Penney Co., Inc.	22,110
344	Kohl’s Corp. (a)	16,324
412	Target Corp.	20,234
		58,668
	Specialty Retail — 2.6%
208	Advance Auto Parts, Inc.	10,424
69	AutoZone, Inc. (a)	13,381
253	GameStop Corp., Class A (a)	4,748
2,644	Lowe’s Cos., Inc.	53,988
2,267	Staples, Inc.	43,195
202	TJX Cos., Inc.	8,494
77	Urban Outfitters, Inc. (a)	2,653
		136,883
	Textiles, Apparel & Luxury Goods — 0.5%
68	Coach, Inc.	2,500
337	V.F. Corp.	23,953
		26,453
	Total Consumer Discretionary	853,545
	Consumer Staples — 10.2%
	Beverages — 2.0%
1,764	Coca-Cola Co. (The)	88,400
262	PepsiCo, Inc.	15,961
		104,361
	Food & Staples Retailing — 2.5%
781	CVS/Caremark Corp.	22,907
965	Kroger Co. (The)	19,000
2,121	Sysco Corp.	60,606
223	Walgreen Co.	5,960
511	Wal-Mart Stores, Inc.	24,552
		133,025
	Food Products — 1.0%
1,166	General Mills, Inc.	41,410
384	Kraft Foods, Inc., Class A	10,745
		52,155
	Household Products — 3.2%
529	Kimberly-Clark Corp.	32,087
2,270	Procter & Gamble Co. (The)	136,172
		168,259
	Personal Products — 0.1%
229	Avon Products, Inc.	6,056
	Tobacco — 1.4%
544	Altria Group, Inc.	10,912
1,325	Philip Morris International, Inc.	60,747
		71,659
	Total Consumer Staples	535,515
	Energy — 11.1%
	Energy Equipment & Services — 2.2%
96	Baker Hughes, Inc.	3,974
218	Cameron International Corp. (a)	7,096
216	Ensco plc, (United Kingdom), ADR	8,489
1,029	Halliburton Co.	25,253
690	Nabors Industries Ltd., (Bermuda) (a)	12,155
111	Pride International, Inc. (a)	2,473
170	Rowan Cos., Inc. (a)	3,721
887	Schlumberger Ltd.	49,098
		112,259

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   55

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Oil, Gas & Consumable Fuels — 8.9%
211	Anadarko Petroleum Corp.	7,613
529	Apache Corp.	44,497
700	Chevron Corp.	47,513
890	ConocoPhillips	43,687
454	Devon Energy Corp.	27,635
510	EOG Resources, Inc.	50,163
2,205	Exxon Mobil Corp.	125,813
130	Noble Energy, Inc.	7,855
1,283	Occidental Petroleum Corp.	98,975
233	Southwestern Energy Co. (a)	9,006
62	Ultra Petroleum Corp. (a)	2,753
195	Valero Energy Corp.	3,504
		469,014
	Total Energy	581,273
	Financials — 14.6%
	Capital Markets — 2.9%
29	Franklin Resources, Inc.	2,535
474	Goldman Sachs Group, Inc. (The)	62,192
868	Invesco Ltd.	14,602
151	Janus Capital Group, Inc.	1,342
1,493	Morgan Stanley	34,655
401	State Street Corp.	13,567
55	T. Rowe Price Group, Inc.	2,453
1,422	TD AMERITRADE Holding Corp. (a)	21,761
		153,107
	Commercial Banks — 4.2%
978	BB&T Corp.	25,726
393	Fifth Third Bancorp	4,832
255	SVB Financial Group (a)	10,502
220	TCF Financial Corp.	3,649
2,236	U.S. Bancorp	49,964
4,974	Wells Fargo & Co.	127,327
		222,000
	Consumer Finance — 0.5%
540	American Express Co.	21,438
142	Capital One Financial Corp.	5,714
		27,152
	Diversified Financial Services — 3.4%
6,839	Bank of America Corp.	98,283
15,359	Citigroup, Inc. (a)	57,750
74	CME Group, Inc.	20,762
		176,795
	Insurance — 3.1%
567	ACE Ltd., (Switzerland)	29,165
549	Berkshire Hathaway, Inc., Class B (a)	43,776
620	MetLife, Inc.	23,394
509	Prudential Financial, Inc.	27,339
602	RenaissanceRe Holdings Ltd., (Bermuda)	33,867
350	XL Capital Ltd., (Bermuda), Class A	5,604
		163,145
	Real Estate Investment Trusts (REITs) — 0.5%
199	Apartment Investment & Management Co., Class A	3,860
106	Camden Property Trust	4,319
46	Equity Lifestyle Properties, Inc.	2,240
139	Host Hotels & Resorts, Inc.	1,879
44	Plum Creek Timber Co., Inc.	1,512
79	Public Storage	6,930
71	Simon Property Group, Inc.	5,760
		26,500
	Total Financials	768,699
	Health Care — 12.2%
	Biotechnology — 1.6%
72	Alexion Pharmaceuticals, Inc. (a)	3,681
609	Biogen Idec, Inc. (a)	28,919
1,021	Celgene Corp. (a)	51,885
		84,485
	Health Care Equipment & Supplies — 0.9%
419	Boston Scientific Corp. (a)	2,429
1,026	Covidien plc, (Ireland)	41,209
94	Stryker Corp.	4,712
		48,350
	Health Care Providers & Services — 2.7%
625	Aetna, Inc.	16,482
1,633	Cardinal Health, Inc.	54,886
176	McKesson Corp.	11,838
559	Medco Health Solutions, Inc. (a)	30,764
269	UnitedHealth Group, Inc.	7,649
437	WellPoint, Inc. (a)	21,406
		143,025
	Life Sciences Tools & Services — 0.3%
349	Thermo Fisher Scientific, Inc. (a)	17,122
	Pharmaceuticals — 6.7%
2,589	Abbott Laboratories	121,102
3,525	Merck & Co., Inc.	123,286

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Pharmaceuticals — Continued
7,392	Pfizer, Inc.	105,415
		349,803
	Total Health Care	642,785
	Industrials — 12.5%
	Aerospace & Defense — 4.3%
2,402	Honeywell International, Inc.	93,748
2,078	United Technologies Corp.	134,889
		228,637
	Industrial Conglomerates — 1.9%
3,212	General Electric Co.	46,317
572	Textron, Inc.	9,703
1,217	Tyco International Ltd., (Switzerland)	42,868
		98,888
	Machinery — 3.2%
203	Danaher Corp.	7,524
1,282	Deere & Co.	71,392
1,120	PACCAR, Inc.	44,644
799	Parker Hannifin Corp.	44,295
		167,855
	Road & Rail — 3.1%
2,200	Norfolk Southern Corp.	116,685
632	Union Pacific Corp.	43,949
		160,634
	Total Industrials	656,014
	Information Technology — 24.1%
	Communications Equipment — 3.7%
5,414	Cisco Systems, Inc. (a)	115,373
1,812	Juniper Networks, Inc. (a)	41,355
1,110	QUALCOMM, Inc.	36,465
		193,193
	Computers & Peripherals — 6.9%
649	Apple, Inc. (a)	163,323
618	Dell, Inc. (a)	7,449
1,149	EMC Corp. (a)	21,026
3,726	Hewlett-Packard Co.	161,256
196	SanDisk Corp. (a)	8,263
		361,317
	Electronic Equipment, Instruments & Components — 0.7%
2,518	Corning, Inc.	40,673
	Internet Software & Services — 1.1%
127	Google, Inc., Class A (a)	56,471
	IT Services — 3.7%
511	Cognizant Technology Solutions Corp., Class A (a)	25,556
224	Genpact Ltd., (Bermuda) (a)	3,478
1,046	International Business Machines Corp.	129,180
142	MasterCard, Inc., Class A	28,293
108	Visa, Inc., Class A	7,606
		194,113
	Semiconductors & Semiconductor Equipment — 4.3%
610	Advanced Micro Devices, Inc. (a)	4,463
1,620	Analog Devices, Inc.	45,144
1,741	Applied Materials, Inc.	20,926
760	Broadcom Corp., Class A	25,066
2,630	Intersil Corp., Class A	31,844
70	Lam Research Corp. (a)	2,649
4,646	LSI Corp. (a)	21,374
920	Marvell Technology Group Ltd., (Bermuda) (a)	14,504
844	Novellus Systems, Inc. (a)	21,405
970	PMC-Sierra, Inc. (a)	7,293
1,229	Xilinx, Inc.	31,055
		225,723
	Software — 3.7%
6,511	Microsoft Corp.	149,820
2,039	Oracle Corp.	43,760
		193,580
	Total Information Technology	1,265,070
	Materials — 4.7%
	Chemicals — 2.4%
748	Dow Chemical Co. (The)	17,745
2,764	E.l. du Pont de Nemours & Co.	95,605
319	Monsanto Co.	14,731
		128,081
	Metals & Mining — 2.3%
1,961	Freeport-McMoRan Copper & Gold, Inc.	115,925
29	Walter Energy, Inc.	1,790
		117,715
	Total Materials	245,796
	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 2.4%
2,629	AT&T, Inc.	63,595
2,173	Verizon Communications, Inc.	60,890
		124,485

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   57

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Wireless Telecommunication Services — 1.1%
736	American Tower Corp., Class A (a)	32,744
6,293	Sprint Nextel Corp. (a)	26,682
		59,426
	Total Telecommunication Services	183,911
	Utilities — 4.4%
	Electric Utilities — 2.3%
1,180	Edison International	37,429
195	Entergy Corp.	13,934
375	Exelon Corp.	14,224
869	NextEra Energy, Inc.	42,388
1,206	NV Energy, Inc.	14,237
		122,212
	Independent Power Producers & Energy Traders — 0.1%
77	Constellation Energy Group, Inc.	2,471
	Multi-Utilities — 1.6%
1,564	Public Service Enterprise Group, Inc.	49,002
185	SCANA Corp.	6,612
1,434	Xcel Energy, Inc.	29,545
		85,159
	Water Utilities — 0.4%
993	American Water Works Co., Inc.	20,451
	Total Utilities	230,293
	Total Common Stocks (Cost $5,608,480)	5,962,901
Short-Term Investment — 3.3%
	Investment Company — 3.3%
174,680	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $174,680)	174,680
	Total Investments — 116.9% (Cost $5,783,160)	6,137,581
	Liabilities in Excess of Other Assets — (16.9)%	(889,104)
	NET ASSETS — 100.0%	$5,248,477
Short Positions — 17.2%
Common Stocks — 17.2%
	Consumer Discretionary — 2.3%
	Automobiles — 0.2%
982	Ford Motor Co. (a)	9,893
	Hotels, Restaurants & Leisure — 0.4%
319	McDonald’s Corp.	21,019
61	Starbucks Corp.	1,494
		22,513
	Household Durables — 0.1%
643	D.R. Horton, Inc.	6,319
	Media — 0.4%
445	New York Times Co. (The), Class A (a)	3,850
527	Viacom, Inc., Class B	16,517
		20,367
	Multiline Retail — 0.4%
897	Macy’s, Inc.	16,062
183	Nordstrom, Inc.	5,880
		21,942
	Specialty Retail — 0.8%
195	Best Buy Co., Inc.	6,596
392	Home Depot, Inc.	10,990
186	O’Reilly Automotive, Inc. (a)	8,868
267	Ross Stores, Inc.	14,204
		40,658
	Total Consumer Discretionary	121,692
	Consumer Staples — 0.9%
	Food Products — 0.1%
320	ConAgra Foods, Inc.	7,451
	Household Products — 0.7%
443	Colgate-Palmolive Co.	34,877
	Personal Products — 0.1%
93	Estee Lauder Cos., Inc. (The), Class A	5,166
	Total Consumer Staples	47,494
	Energy — 0.7%
	Energy Equipment & Services — 0.3%
61	Diamond Offshore Drilling, Inc.	3,806
311	National Oilwell Varco, Inc.	10,278
		14,084
	Oil, Gas & Consumable Fuels — 0.4%
437	Chesapeake Energy Corp.	9,151
249	Marathon Oil Corp.	7,754
314	Tesoro Corp.	3,664
		20,569
	Total Energy	34,653
	Financials — 0.7%
	Capital Markets — 0.2%
541	Federated Investors, Inc., Class B	11,213
	Commercial Banks — 0.2%
1,403	Marshall & Ilsley Corp.	10,077
47	UMB Financial Corp.	1,666
		11,743

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Insurance — 0.1%
105	Hartford Financial Services Group, Inc.	2,322
52	Torchmark Corp.	2,577
		4,899
	Real Estate Investment Trusts (REITs) — 0.2%
28	AvalonBay Communities, Inc.	2,568
92	Developers Diversified Realty Corp.	910
69	Douglas Emmett, Inc.	977
66	Macerich Co. (The)	2,459
41	Taubman Centers, Inc.	1,543
37	Ventas, Inc.	1,713
		10,170
	Total Financials	38,025
	Health Care — 2.3%
	Biotechnology — 0.4%
336	Amylin Pharmaceuticals, Inc. (a)	6,311
69	Dendreon Corp. (a)	2,224
197	Genzyme Corp. (a)	10,012
		18,547
	Health Care Equipment & Supplies — 0.3%
165	Becton, Dickinson & Co.	11,135
97	Zimmer Holdings, Inc. (a)	5,260
		16,395
	Health Care Providers & Services — 0.1%
206	AmerisourceBergen Corp.	6,532
	Life Sciences Tools & Services — 0.1%
96	Waters Corp. (a)	6,207
	Pharmaceuticals — 1.4%
1,587	Eli Lilly & Co.	53,149
211	Forest Laboratories, Inc. (a)	5,785
218	Johnson & Johnson	12,887
		71,821
	Total Health Care	119,502
	Industrials — 4.6%
	Aerospace & Defense — 1.5%
210	Boeing Co. (The)	13,184
434	Lockheed Martin Corp.	32,347
679	Raytheon Co.	32,844
		78,375
	Air Freight & Logistics — 0.4%
200	FedEx Corp.	14,006
109	United Parcel Service, Inc., Class B	6,200
		20,206
	Electrical Equipment — 0.4%
493	Rockwell Automation, Inc.	24,178
	Machinery — 1.7%
308	Caterpillar, Inc.	18,508
298	Dover Corp.	12,460
829	Illinois Tool Works, Inc.	34,237
696	Ingersoll-Rand plc, (Ireland)	24,004
		89,209
	Road & Rail — 0.6%
492	Heartland Express, Inc.	7,139
568	Knight Transportation, Inc.	11,505
572	Werner Enterprises, Inc.	12,523
		31,167
	Total Industrials	243,135
	Information Technology — 3.2%
	Computers & Peripherals — 0.2%
267	NetApp, Inc. (a)	9,969
	Internet Software & Services — 0.5%
1,015	eBay, Inc. (a)	19,911
440	Yahoo!, Inc. (a)	6,086
		25,997
	Semiconductors & Semiconductor Equipment — 2.5%
224	Altera Corp.	5,567
93	ASML Holding N.V., (Netherlands)	2,557
1,220	Cypress Semiconductor Corp. (a)	12,248
1,123	Intel Corp.	21,850
1,755	Linear Technology Corp.	48,811
58	Maxim Integrated Products, Inc.	974
920	Microchip Technology, Inc.	25,508
246	Teradyne, Inc. (a)	2,398
475	Texas Instruments, Inc.	11,060
		130,973
	Total Information Technology	166,939
	Materials — 1.0%
	Chemicals — 0.3%
145	Nalco Holding Co.	2,968
173	OM Group, Inc. (a)	4,121
75	Sherwin-Williams Co. (The)	5,162
		12,251
	Metals & Mining — 0.7%
901	AK Steel Holding Corp.	10,735
915	Alcoa, Inc.	9,205
62	Nucor Corp.	2,390

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   59

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — Continued
411	United States Steel Corp.	15,848
		38,178
	Total Materials	50,429
	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
153	Crown Castle International Corp. (a)	5,713
533	SBA Communications Corp., Class A (a)	18,128
	Total Telecommunication Services	23,841
	Utilities — 1.1%
	Electric Utilities — 0.2%
348	Duke Energy Corp.	5,573
120	FirstEnergy Corp.	4,233
		9,806
	Multi-Utilities — 0.9%
216	CMS Energy Corp.	3,168
592	Consolidated Edison, Inc.	25,513
484	Dominion Resources, Inc.	18,750
		47,431
	Total Utilities	57,237
	Total Short Positions (Proceeds $964,251)	$902,947

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3,149	E-mini S&P 500	09/17/10	$161,638	$(7,119)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 116.3% (j)
Common Stocks — 115.7%
	Consumer Discretionary — 13.3%
	Auto Components — 1.5%
130	Johnson Controls, Inc.	3,502
	Hotels, Restaurants & Leisure — 1.4%
28	Carnival Corp.	859
9	Darden Restaurants, Inc.	346
54	International Game Technology	852
23	Royal Caribbean Cruises Ltd. (a)	530
12	Starwood Hotels & Resorts Worldwide, Inc.	510
		3,097
	Household Durables — 0.5%
64	Lennar Corp., Class A	892
12	Toll Brothers, Inc. (a)	191
		1,083
	Media — 6.6%
28	DIRECTV, Class A (a)	960
126	Gannett Co., Inc.	1,701
55	Time Warner Cable, Inc.	2,867
130	Time Warner, Inc.	3,767
181	Walt Disney Co. (The)	5,709
		15,004
	Multiline Retail — 1.0%
17	Family Dollar Stores, Inc.	648
10	J.C. Penney Co., Inc.	204
29	Kohl’s Corp. (a)	1,366
		2,218
	Specialty Retail — 1.6%
5	Advance Auto Parts, Inc.	258
1	AutoZone, Inc. (a)	270
23	Lowe’s Cos., Inc.	465
85	Staples, Inc.	1,611
15	TJX Cos., Inc.	625
9	Urban Outfitters, Inc. (a)	311
		3,540
	Textiles, Apparel & Luxury Goods — 0.7%
46	Coach, Inc.	1,696
	Total Consumer Discretionary	30,140
	Consumer Staples — 9.0%
	Beverages — 1.2%
51	Coca-Cola Co. (The)	2,580
	Food & Staples Retailing — 2.3%
155	CVS/Caremark Corp.	4,531
37	Kroger Co. (The)	724
		5,255
	Food Products — 1.4%
48	General Mills, Inc.	1,715
26	JM Smucker Co. (The)	1,543
		3,258
	Household Products — 3.6%
137	Procter & Gamble Co. (The)	8,224
	Tobacco — 0.5%
25	Philip Morris International, Inc.	1,155
	Total Consumer Staples	20,472
	Energy — 12.2%
	Energy Equipment & Services — 1.4%
14	Cameron International Corp. (a)	446
9	Ensco plc, (United Kingdom), ADR	342
62	Halliburton Co.	1,518
24	Noble Corp., (Switzerland) (a)	751
		3,057
	Oil, Gas & Consumable Fuels — 10.8%
21	Anadarko Petroleum Corp.	743
31	Apache Corp.	2,623
78	Chevron Corp.	5,294
93	ConocoPhillips	4,557
29	Devon Energy Corp.	1,748
14	EOG Resources, Inc.	1,358
57	Occidental Petroleum Corp.	4,433
22	Peabody Energy Corp.	861
20	Valero Energy Corp.	361
142	Williams Cos., Inc. (The)	2,600
		24,578
	Total Energy	27,635
	Financials — 29.6%
	Capital Markets — 5.2%
31	Charles Schwab Corp. (The)	445
41	Goldman Sachs Group, Inc. (The)	5,320
12	Janus Capital Group, Inc.	106
151	Morgan Stanley	3,499
61	State Street Corp.	2,061
23	TD AMERITRADE Holding Corp. (a)	350
		11,781
	Commercial Banks — 7.5%
107	BB&T Corp.	2,804
105	Fifth Third Bancorp	1,293
6	PNC Financial Services Group, Inc.	350
80	U.S. Bancorp	1,778

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   61

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Banks — Continued
387	Wells Fargo & Co.	9,895
46	Zions Bancorp	983
		17,103
	Consumer Finance — 1.1%
63	Capital One Financial Corp.	2,532
	Diversified Financial Services — 6.5%
716	Bank of America Corp.	10,295
931	Citigroup, Inc. (a)	3,499
49	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	964
		14,758
	Insurance — 7.8%
59	ACE Ltd., (Switzerland)	3,053
68	Aflac, Inc.	2,897
14	Axis Capital Holdings Ltd., (Bermuda)	430
30	Berkshire Hathaway, Inc., Class B (a)	2,375
108	MetLife, Inc.	4,074
57	Prudential Financial, Inc.	3,038
33	RenaissanceRe Holdings Ltd., (Bermuda)	1,830
		17,697
	Real Estate Investment Trusts (REITs) — 1.1%
35	Annaly Capital Management, Inc.	605
5	Camden Property Trust	213
138	Lexington Realty Trust	829
77	ProLogis	782
		2,429
	Thrifts & Mortgage Finance — 0.4%
61	New York Community Bancorp, Inc.	938
	Total Financials	67,238
	Health Care — 16.5%
	Biotechnology — 2.1%
52	Biogen Idec, Inc. (a)	2,444
46	Celgene Corp. (a)	2,357
		4,801
	Health Care Equipment & Supplies — 1.3%
8	Baxter International, Inc.	341
15	CareFusion Corp. (a)	336
35	Covidien plc, (Ireland)	1,421
11	Medtronic, Inc.	397
7	Stryker Corp.	335
		2,830
	Health Care Providers & Services — 3.4%
47	Aetna, Inc.	1,237
17	Express Scripts, Inc. (a)	809
19	McKesson Corp.	1,270
89	UnitedHealth Group, Inc.	2,528
39	WellPoint, Inc. (a)	1,922
		7,766
	Life Sciences Tools & Services — 0.6%
28	Thermo Fisher Scientific, Inc. (a)	1,359
	Pharmaceuticals — 9.1%
98	Abbott Laboratories	4,574
27	Johnson & Johnson	1,601
276	Merck & Co., Inc.	9,656
335	Pfizer, Inc.	4,775
		20,606
	Total Health Care	37,362
	Industrials — 10.7%
	Aerospace & Defense — 2.0%
29	Honeywell International, Inc.	1,141
50	United Technologies Corp.	3,244
		4,385
	Electrical Equipment — 0.2%
10	Cooper Industries plc	418
	Industrial Conglomerates — 1.4%
84	General Electric Co.	1,214
56	Tyco International Ltd., (Switzerland)	1,970
		3,184
	Machinery — 4.1%
20	Danaher Corp.	735
45	Deere & Co.	2,517
19	Eaton Corp.	1,228
26	Joy Global, Inc.	1,307
31	Navistar International Corp. (a)	1,501
36	Parker Hannifin Corp.	2,008
		9,296
	Road & Rail — 2.6%
69	Norfolk Southern Corp.	3,665
33	Union Pacific Corp.	2,268
		5,933
	Trading Companies & Distributors — 0.4%
36	GATX Corp.	963
	Total Industrials	24,179

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Information Technology — 11.1%
	Communications Equipment — 1.0%
103	Cisco Systems, Inc. (a)	2,198
	Computers & Peripherals — 2.1%
28	Dell, Inc. (a)	338
31	EMC Corp. (a)	563
75	Hewlett-Packard Co.	3,230
8	SanDisk Corp. (a)	349
17	Seagate Technology, (Cayman Islands) (a)	224
		4,704
	Electronic Equipment, Instruments & Components — 0.8%
109	Corning, Inc.	1,760
	Internet Software & Services — 0.1%
1	Google, Inc., Class A (a)	334
	IT Services — 0.7%
11	International Business Machines Corp.	1,371
2	MasterCard, Inc., Class A	299
		1,670
	Semiconductors & Semiconductor Equipment — 3.4%
30	Analog Devices, Inc.	849
19	Applied Materials, Inc.	232
22	Broadcom Corp., Class A	716
137	Intersil Corp., Class A	1,654
6	Lam Research Corp. (a)	225
94	LSI Corp. (a)	430
96	Marvell Technology Group Ltd., (Bermuda) (a)	1,516
35	Novellus Systems, Inc. (a)	895
44	PMC-Sierra, Inc. (a)	329
38	Xilinx, Inc.	951
		7,797
	Software — 3.0%
242	Microsoft Corp.	5,577
81	Symantec Corp. (a)	1,126
		6,703
	Total Information Technology	25,166
	Materials — 4.9%
	Chemicals — 3.3%
13	Air Products & Chemicals, Inc.	826
74	Dow Chemical Co. (The)	1,744
124	E.l. du Pont de Nemours & Co.	4,288
12	PPG Industries, Inc.	701
		7,559
	Metals & Mining — 1.6%
61	Freeport-McMoRan Copper & Gold, Inc.	3,598
	Total Materials	11,157
	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 2.3%
60	AT&T, Inc.	1,447
137	Verizon Communications, Inc.	3,828
		5,275
	Wireless Telecommunication Services — 1.2%
17	Crown Castle International Corp. (a)	641
476	Sprint Nextel Corp. (a)	2,017
		2,658
	Total Telecommunication Services	7,933
	Utilities — 4.9%
	Electric Utilities — 3.1%
72	Edison International	2,289
61	NextEra Energy, Inc.	2,994
159	NV Energy, Inc.	1,880
		7,163
	Multi-Utilities — 0.9%
44	SCANA Corp.	1,581
20	Xcel Energy, Inc.	420
		2,001
	Water Utilities — 0.9%
99	American Water Works Co., Inc.	2,047
	Total Utilities	11,211
	Total Common Stocks (Cost $267,077)	262,493
Short-Term Investment — 0.6%
	Investment Company — 0.6%
1,439	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $1,439)	1,439
	Total Investments — 116.3% (Cost $268,516)	263,932
	Liabilities in Excess of Other Assets — (16.3)%	(36,981)
	NET ASSETS — 100.0%	$226,951
Short Positions — 16.5%
Common Stocks — 16.5%
	Consumer Discretionary — 2.0%
	Hotels, Restaurants & Leisure — 0.5%
12	Marriott International, Inc., Class A	353

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   63

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Hotels, Restaurants & Leisure — Continued
33	Starbucks Corp.	802
		1,155
	Media — 0.1%
30	New York Times Co. (The), Class A (a)	260
	Multiline Retail — 0.5%
21	Dollar General Corp. (a)	587
24	Macy’s, Inc.	422
		1,009
	Specialty Retail — 0.9%
22	Gap, Inc. (The)	418
16	Home Depot, Inc.	444
11	O’Reilly Automotive, Inc. (a)	504
12	Ross Stores, Inc.	640
		2,006
	Total Consumer Discretionary	4,430
	Consumer Staples — 1.0%
	Beverages — 0.3%
10	PepsiCo, Inc.	591
	Food Products — 0.2%
8	H.J. Heinz Co.	363
	Household Products — 0.3%
9	Colgate-Palmolive Co.	717
	Personal Products — 0.2%
10	Estee Lauder Cos., Inc. (The), Class A	563
	Total Consumer Staples	2,234
	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
6	Sunoco, Inc.	206
52	Tesoro Corp.	605
	Total Energy	811
	Financials — 2.2%
	Capital Markets — 0.4%
30	Federated Investors, Inc., Class B	619
5	T. Rowe Price Group, Inc.	235
		854
	Commercial Banks — 0.6%
9	Cullen/Frost Bankers, Inc.	468
64	KeyCorp	494
14	UMB Financial Corp.	491
		1,453
	Insurance — 1.2%
14	Hartford Financial Services Group, Inc.	307
17	Lincoln National Corp.	401
2	Markel Corp. (a)	813
15	Marsh & McLennan Cos., Inc.	336
27	Progressive Corp. (The)	504
14	W.R. Berkley Corp.	362
		2,723
	Total Financials	5,030
	Health Care — 2.4%
	Biotechnology — 0.3%
6	Amgen, Inc. (a)	331
4	Genzyme Corp. (a)	222
		553
	Health Care Equipment & Supplies — 0.7%
6	Becton, Dickinson & Co.	431
9	St. Jude Medical, Inc. (a)	326
16	Varian Medical Systems, Inc. (a)	816
		1,573
	Health Care Providers & Services — 0.5%
8	DaVita, Inc. (a)	486
5	Laboratory Corp. of America Holdings (a)	384
7	Quest Diagnostics, Inc.	348
		1,218
	Life Sciences Tools & Services — 0.2%
8	Waters Corp. (a)	524
	Pharmaceuticals — 0.7%
25	Eli Lilly & Co.	834
6	Forest Laboratories, Inc. (a)	173
11	Johnson & Johnson	673
		1,680
	Total Health Care	5,548
	Industrials — 2.7%
	Air Freight & Logistics — 0.4%
3	FedEx Corp.	218
13	United Parcel Service, Inc., Class B	751
		969
	Commercial Services & Supplies — 0.2%
10	Waste Management, Inc.	312
	Electrical Equipment — 0.6%
25	Rockwell Automation, Inc.	1,247

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — 1.1%
15	Caterpillar, Inc.	907
10	Dover Corp.	429
15	Illinois Tool Works, Inc.	636
17	Ingersoll-Rand plc, (Ireland)	581
		2,553
	Road & Rail — 0.4%
33	Heartland Express, Inc.	476
21	Werner Enterprises, Inc.	462
		938
	Total Industrials	6,019
	Information Technology — 2.8%
	Computers & Peripherals — 0.2%
12	NetApp, Inc. (a)	448
	Internet Software & Services — 0.2%
29	Yahoo!, Inc. (a)	401
	IT Services — 0.1%
25	Total System Services, Inc.	339
	Semiconductors & Semiconductor Equipment — 2.2%
18	Altera Corp.	449
12	ASML Holding N.V., (Netherlands)	338
10	Atheros Communications, Inc. (a)	270
42	Cypress Semiconductor Corp. (a)	426
24	Intel Corp.	474
8	KLA-Tencor Corp.	226
49	Linear Technology Corp.	1,374
20	Maxim Integrated Products, Inc.	333
19	Microchip Technology, Inc.	525
21	Texas Instruments, Inc.	489
		4,904
	Software — 0.1%
15	Electronic Arts, Inc. (a)	220
2	VMware, Inc., Class A (a)	113
		333
	Total Information Technology	6,425
	Materials — 2.1%
	Chemicals — 1.1%
26	Nalco Holding Co.	523
20	OM Group, Inc. (a)	480
10	Praxair, Inc.	729
7	Sherwin-Williams Co. (The)	512
8	Valspar Corp.	247
		2,491
	Metals & Mining — 1.0%
72	AK Steel Holding Corp.	863
60	Alcoa, Inc.	608
12	Nucor Corp.	461
10	United States Steel Corp.	389
		2,321
	Total Materials	4,812
	Utilities — 0.9%
	Electric Utilities — 0.5%
29	Duke Energy Corp.	469
15	Progress Energy, Inc.	604
		1,073
	Multi-Utilities — 0.2%
11	Consolidated Edison, Inc.	462
	Water Utilities — 0.2%
29	Aqua America, Inc.	509
	Total Utilities	2,044
	Total Short Positions (Proceeds $39,496)	$37,353

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   65

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Large Cap Value Fund	$2,646	0.6%
U.S. Large Cap Value Plus Fund	964	0.4

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(w)—	When-issued security.

†—	Short position is the result of the sale of a when-issued security from a pending corporate action on Verizon Communications, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   67

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund	Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$238,362		$178,142	$273,267
Investments in affiliates, at value	18,303		27,787	44,088
Total investment securities, at value	256,665		205,929	317,355
Receivables:
Investment securities sold	3,594		546	2,508
Fund shares sold	6,288		189	39
Interest and dividends	371		376	329
Securities lending income	1		2	4
Total Assets	266,919		207,042	320,235

LIABILITIES:
Payables:
Dividends	37		222	51
Securities sold short, at value	130		—	—
Investment securities purchased	11,085		1,386	9,630
Collateral for securities lending program	14,837		23,763	33,865
Fund shares redeemed	96		873	201
Variation margin on futures contracts	33		—	—
Accrued liabilities:
Investment advisory fees	40		61	95
Administration fees	10		15	23
Shareholder servicing fees	19		38	60
Distribution fees	—	(a)	25	63
Custodian and accounting fees	25		15	16
Trustees’ and Chief Compliance Officer’s fees	2		4	17
Other	69		136	225
Total Liabilities	26,383		26,538	44,246
Net Assets	$240,536		$180,504	$275,989

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$276,327	$158,183	$356,723
Accumulated undistributed (distributions in excess of) net investment income	66	(221)	(77)
Accumulated net realized gains (losses)	(62,558)	(9,037)	(102,183)
Net unrealized appreciation (depreciation)	26,701	31,579	21,526
Total Net Assets	$240,536	$180,504	$275,989

Net Assets:
Class A	$1,425	$79,236	$266,587
Class B	—	6,563	4,959
Class C	—	5,549	2,797
Institutional Class	194,273	—	—
Select Class	8,983	89,156	1,646
Ultra	35,855	—	—
Total	$240,536	$180,504	$275,989
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	109	10,913	11,953
Class B	—	909	227
Class C	—	770	135
Institutional Class	14,845	—	—
Select Class	685	12,138	71
Ultra	2,740	—	—

Net Asset Value:
Class A — Redemption price per share	$13.07	$7.26	$22.30
Class B — Offering price per share (b)	—	7.22	21.80
Class C — Offering price per share (b)	—	7.20	20.77
Institutional Class — Offering and redemption price per share	13.09	—	—
Select Class — Offering and redemption price per share	13.11	7.35	23.18
Ultra — Offering and redemption price per share	13.08	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.79	$7.66	$23.54

Cost of investments in non-affiliates	$211,599	$146,563	$251,741
Cost of investments in affiliates	18,303	27,787	44,088
Value of securities on loan	14,287	22,925	32,660
Proceeds from securities sold short	129	—	—

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Dynamic Plus Fund
ASSETS:
Investments in non-affiliates, at value	$498,895	$457,965		$244,357
Investments in affiliates, at value	22,459	2,298		5,752
Total investment securities, at value	521,354	460,263		250,109
Receivables:
Investment securities sold	—	1,089		26,978
Fund shares sold	93	185		1,727
Interest and dividends	457	631		235
Securities lending income	1	—	(a)	—
Total Assets	521,905	462,168		279,049

LIABILITIES:
Payables:
Due to custodian	—	550		42
Dividends	—	1,354		—
Securities sold short, at value	—	—		47,274
Dividends for securities sold short	—	—		72
Investment securities purchased	—	—		25,691
Interest expense for securities sold short	—	—		18
Collateral for securities lending program	7,467	2,297		—
Fund shares redeemed	455	199		103
Accrued liabilities:
Investment advisory fees	226	160		136
Administration fees	44	40		7
Shareholder servicing fees	113	99		—
Distribution fees	56	9		6
Custodian and accounting fees	18	22		23
Trustees’ and Chief Compliance Officer’s fees	5	6		2
Other	526	160		34
Total Liabilities	8,910	4,896		73,408
Net Assets	$512,995	$457,272		$205,641

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Dynamic Plus Fund
NET ASSETS:
Paid in capital	$749,744	$596,514	$222,197
Accumulated undistributed (distributions in excess of) net investment income	(36)	130	621
Accumulated net realized gains (losses)	(344,351)	(173,805)	(9,102)
Net unrealized appreciation (depreciation)	107,638	34,433	(8,075)
Total Net Assets	$512,995	$457,272	$205,641

Net Assets:
Class A	$174,585	$22,273	$23,847
Class B	20,842	2,891	—
Class C	6,588	3,473	1,496
Class R2	58	58	—
Class R5	10,618	9,930	—
Select Class	300,304	418,647	180,298
Total	$512,995	$457,272	$205,641
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,005	2,434	2,014
Class B	1,468	321	—
Class C	468	387	129
Class R2	4	6	—
Class R5	672	1,095	—
Select Class	19,024	46,325	15,164

Net Asset Value:
Class A — Redemption price per share	$15.86	$9.15	$11.84
Class B — Offering price per share (b)	14.20	9.02	—
Class C — Offering price per share (b)	14.09	8.97	11.61
Class R2 — Offering and redemption price per share	15.81	9.13	—
Class R5 — Offering and redemption price per share	15.81	9.07	—
Select Class — Offering and redemption price per share	15.79	9.04	11.89
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.74	$9.66	$12.50

Cost of investments in non-affiliates	$391,257	$423,532	$256,260
Cost of investments in affiliates	22,459	2,298	5,752
Value of securities on loan	7,114	2,202	—
Proceeds from securities sold short	—	—	51,102

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except per share amounts)

	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
ASSETS:
Investments in non-affiliates, at value	$2,462,879	$5,962,901	$262,493
Investments in affiliates, at value	248,305	174,680	1,439
Total investment securities, at value	2,711,184	6,137,581	263,932
Cash	—	528	—
Deposits at broker for futures contracts	720	13,011	—
Receivables:
Investment securities sold	16,944	67,968	2,268
Fund shares sold	21,527	10,051	224
Interest and dividends	3,683	8,959	363
Securities lending income	7	—	—
Due from Affiliate (See Note 3)	—	170	—
Total Assets	2,754,065	6,238,268	266,787

LIABILITIES:
Payables:
Due to custodian	—	—	9
Dividends	4,815	—	—
Securities sold short, at value	—	902,947	37,353
Dividends for securities sold short	—	510	23
Investment securities purchased	11,831	61,963	2,125
Interest expense for securities sold short	—	392	1
Collateral for securities lending program	118,761	—	—
Fund shares redeemed	1,843	16,789	39
Variation margin on futures contracts	598	1,220	—
Accrued liabilities:
Investment advisory fees	884	3,647	125
Administration fees	182	212	13
Shareholder servicing fees	357	906	39
Distribution fees	63	183	—	(a)
Custodian and accounting fees	95	44	39
Trustees’ and Chief Compliance Officer’s fees	14	36	1
Other	431	942	69
Total Liabilities	139,874	989,791	39,836
Net Assets	$2,614,191	$5,248,477	$226,951

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
NET ASSETS:
Paid in capital	$2,679,813	$5,605,812	$228,935
Accumulated undistributed (distributions in excess of) net investment income	213	9,931	824
Accumulated net realized gains (losses)	(265,043)	(775,872)	(367)
Net unrealized appreciation (depreciation)	199,208	408,606	(2,441)
Total Net Assets	$2,614,191	$5,248,477	$226,951

Net Assets:
Class A	$184,862	$428,928	$1,029
Class B	8,190	—	—
Class C	27,838	138,023	318
Class R2	492	318	—
Class R5	209,619	9,369	19
Institutional Class	441,540	—	—
Select Class	1,741,650	4,671,839	225,585
Total	$2,614,191	$5,248,477	$226,951
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	22,266	25,651	95
Class B	998	—	—
Class C	3,404	8,363	30
Class R2	59	19	—
Class R5	25,229	555	2
Institutional Class	53,159	—	—
Select Class	209,920	277,705	20,843

Net Asset Value:
Class A — Redemption price per share	$8.30	$16.72	$10.80
Class B — Offering price per share (b)	8.20	—	—
Class C — Offering price per share (b)	8.18	16.50	10.78
Class R2 — Offering and redemption price per share	8.29	16.66	—
Class R5 — Offering and redemption price per share	8.31	16.87	10.85
Institutional Class — Offering and redemption price per share	8.31	—	—
Select Class — Offering and redemption price per share	8.30	16.82	10.82
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.76	$17.65	$11.40

Cost of investments in non-affiliates	$2,258,076	$5,608,480	$267,077
Cost of investments in affiliates	248,305	174,680	1,439
Value of securities on loan	114,421	—	—
Proceeds from securities sold short	—	964,251	39,496

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010

(Amounts in thousands)

	Disciplined Equity Fund	Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—		$—
Dividend income from non-affiliates	4,768	5,964		7,841
Dividend income from affiliates	5	5		5
Income from securities lending (net)	114	120		262
Total investment income	4,889	6,089		8,108

EXPENSES:
Investment advisory fees	575	696		1,201
Administration fees	220	166		287
Distribution fees:
Class A	3	197		725
Class B	—	58		46
Class C	—	37		19
Shareholder servicing fees:
Class A	3	197		725
Class B	—	19		16
Class C	—	12		6
Institutional Class	180	—		—
Select Class	28	206		4
Custodian and accounting fees	56	37		38
Interest expense to affiliates	— (a)	1		—
Professional fees	65	45		53
Trustees’ and Chief Compliance Officer’s fees	3	2		—	(a)
Printing and mailing costs	11	33		72
Registration and filing fees	48	44		47
Transfer agent fees	36	217		438
Other	13	12		7
Total expenses	1,241	1,979		3,684
Less amounts waived	(226)	(99)		(15)
Less earnings credits	— (a)	—	(a)	—	(a)
Net expenses	1,015	1,880		3,669
Net investment income (loss)	3,874	4,209		4,439

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,450	7,495		2,714
Futures	204	—		—
Net realized gain (loss)	25,654	7,495		2,714
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(4,020)	14,011		36,774
Futures	(6)	—		—
Securities sold short	(1)	—		—
Change in net unrealized appreciation (depreciation)	(4,027)	14,011		36,774
Net realized/unrealized gains (losses)	21,627	21,506		39,488
Change in net assets resulting from operations	$25,501	$25,715		$43,927

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Dynamic Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$45
Dividend income from non-affiliates	5,546		9,490		2,998
Dividend income from affiliates	23		7		6
Income from securities lending (net)	89		34		—
Total investment income	5,658		9,531		3,049

EXPENSES:
Investment advisory fees	2,938		1,861		1,824
Administration fees	562		444		138
Distribution fees:
Class A	461		60		58
Class B	194		29		—
Class C	55		21		4
Class R2	—	(a)	—	(a)	—
Shareholder servicing fees:
Class A	461		60		58
Class B	65		9		—
Class C	18		7		1
Class R2	—	(a)	—	(a)	—
Class R5	5		5		—
Select Class	899		1,062		306
Dividend expense on securities sold short	—		—		523
Interest expense to non-affiliates on securities sold short	—		—		170
Custodian and accounting fees	45		46		56
Interest expense to affiliates	—	(a)	—	(a)	— (a)
Professional fees	56		50		62
Trustees’ and Chief Compliance Officer’s fees	6		5		2
Printing and mailing costs	159		51		12
Registration and filing fees	102		86		45
Transfer agent fees	914		238		44
Other	6		14		12
Total expenses	6,946		4,048		3,315
Less amounts waived	(452)		(9)		(891)
Less earnings credits	—	(a)	—	(a)	— (a)
Net expenses	6,494		4,039		2,424
Net investment income (loss)	(836)		5,492		625

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43,472		35,181		16,081
Payment by affiliate (See Note 3)	26		—		—
Securities sold short	—		—		(4,215)
Net realized gain (loss)	43,498		35,181		11,866
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	59,409		9,238		(17,623)
Securities sold short	—		—		3,857
Change in net unrealized appreciation (depreciation)	59,409		9,238		(13,766)
Net realized/unrealized gains (losses)	102,907		44,419		(1,900)
Change in net assets resulting from operations	$102,071		$49,911		$(1,275)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   75

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010 (continued)

(Amounts in thousands)

	U.S. Equity Fund		U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5		$2,114	$9
Dividend income from non-affiliates	40,550		114,202	3,691
Dividend income from affiliates	70		209	5
Income from securities lending (net)	263		—	—
Total investment income	40,888		116,525	3,705

EXPENSES:
Investment advisory fees	8,640		51,619	1,607
Administration fees	2,055		4,861	152
Distribution fees:
Class A	402		823	7
Class B	71		—	—
Class C	157		739	1
Class R2	1		1	—
Shareholder servicing fees:
Class A	402		823	7
Class B	24		—	—
Class C	52		246	—	(a)
Class R2	1		1	—
Class R5	39		53	—	(a)
Institutional Class	335		—	—
Select Class	3,888		11,570	394
Dividend expense on securities sold short	—		24,254	554
Interest expense to non-affiliates on securities sold short	—		6,148	54
Custodian and accounting fees	208		104	128
Interest expense to affiliates	—		1	68
Professional fees	59		63	71
Trustees’ and Chief Compliance Officer’s fees	23		52	2
Printing and mailing costs	274		792	7
Registration and filing fees	221		258	62
Transfer agent fees	960		2,356	8
Other	53		76	12
Total expenses	17,865		104,840	3,134
Less amounts waived	(871)		(13,968)	(850)
Less earnings credits	—	(a)	(1)	—	(a)
Net expenses	16,994		90,871	2,284
Net investment income (loss)	23,894		25,654	1,421

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$120,107	$424,787	$4,672
Futures	4,844	18,394	—
Securities sold short	—	(149,028)	(1,814)
Payment by affiliate (See Note 3)	—	170	—
Net realized gain (loss)	124,951	294,323	2,858
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	10,312	180,397	(8,024)
Futures	(5,297)	(5,654)	—
Securities sold short	—	76,661	2,231
Change in net unrealized appreciation (depreciation)	5,015	251,404	(5,793)
Net realized/unrealized gains (losses)	129,966	545,727	(2,935)
Change in net assets resulting from operations	$153,860	$571,381	$(1,514)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,874	$4,992	$4,209	$4,802	$4,439	$6,232
Net realized gain (loss)	25,654	(35,223)	7,495	(16,022)	2,714	(99,690)
Change in net unrealized appreciation (depreciation)	(4,027)	(5,669)	14,011	(29,645)	36,774	(29,393)
Change in net assets resulting from operations	25,501	(35,900)	25,715	(40,865)	43,927	(122,851)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17)	(27)	(1,786)	(2,193)	(4,170)	(5,822)
From net realized gains	—	—	—	(4,654)	—	—
Class B
From net investment income	—	—	(134)	(231)	(59)	(116)
From net realized gains	—	—	—	(622)	—	—
Class C
From net investment income	—	—	(88)	(91)	(29)	(40)
From net realized gains	—	—	—	(221)	—	—
Institutional Class
From net investment income	(3,039)	(1,916)	—	—	—	—
Select Class
From net investment income	(160)	(302)	(2,100)	(2,104)	(27)	(65)
From net realized gains	—	—	—	(3,627)	—	—
Ultra
From net investment income	(638)	(2,600)	—	—	—	—
Total distributions to shareholders	(3,854)	(4,845)	(4,108)	(13,743)	(4,285)	(6,043)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(571)	55,711	2,769	26,881	(27,120)	(45,640)

NET ASSETS:
Change in net assets	21,076	14,966	24,376	(27,727)	12,522	(174,534)
Beginning of period	219,460	204,494	156,128	183,855	263,467	438,001
End of period	$240,536	$219,460	$180,504	$156,128	$275,989	$263,467
Accumulated undistributed (distributions in excess of) net investment income	$66	$24	$(221)	$(293)	$(77)	$(111)

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Dynamic Plus Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(836)	$977	$5,492	$10,130	$625	$466
Net realized gain (loss)	43,498	(40,596)	35,181	(182,693)	11,866	(14,059)
Change in net unrealized appreciation (depreciation)	59,409	(227,843)	9,238	48,858	(13,766)	(1,005)
Change in net assets resulting from operations	102,071	(267,462)	49,911	(123,705)	(1,275)	(14,598)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(262)	(159)	(533)	(91)	—
Class B
From net investment income	—	(16)	(10)	(88)	—	—
Class C
From net investment income	—	(5)	(11)	(36)	— (a)	—
Class R2 (b)
From net investment income	—	— (a)	— (a)	(1)	—	—
Class R5 (c)
From net investment income	—	— (a)	(123)	(603)	—	—
Select Class
From net investment income	—	(752)	(3,782)	(10,193)	(496)	(211)
Total distributions to shareholders	—	(1,035)	(4,085)	(11,454)	(587)	(211)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(117,359)	(113,626)	33,835	(67,245)	115,908	43,386

NET ASSETS:
Change in net assets	(15,288)	(382,123)	79,661	(202,404)	114,046	28,577
Beginning of period	528,283	910,406	377,611	580,015	91,595	63,018
End of period	$512,995	$528,283	$457,272	$377,611	$205,641	$91,595
Accumulated undistributed (distributions in excess of) net investment income	$(36)	$(74)	$130	$(1,327)	$621	$310

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the Large Cap Growth Fund and Large Cap Value Fund.

(c)	Commencement of offering of class of shares effective April 14, 2009 for the Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund		U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,894	$24,077	$25,654	$40,065	$1,421	$176
Net realized gain (loss)	124,951	(360,620)	294,323	(894,675)	2,858	(1,903)
Change in net unrealized appreciation (depreciation)	5,015	47,879	251,404	226,035	(5,793)	3,907
Change in net assets resulting from operations	153,860	(288,664)	571,381	(628,575)	(1,514)	2,180

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,351)	(1,365)	(1,726)	(1,301)	(11)	(1)
From net realized gains	—	(657)	—	—	(24)	—
Class B
From net investment income	(25)	(89)	—	—	—	—
From net realized gains	—	(61)	—	—	—	—
Class C
From net investment income	(83)	(88)	(289)	(238)	—	— (a)
From net realized gains	—	(53)	—	—	(1)	—
Class R2 (b)
From net investment income	(2)	— (a)	— (a)	(1)	—	—
From net realized gains	—	— (a)	—	—	—	—
Class R5
From net investment income	(1,277)	(1,202)	(1,028)	(693)	— (a)	— (a)
From net realized gains	—	(508)	—	—	— (a)	—
Institutional Class
From net investment income	(4,150)	(4,255)	—	—	—	—
From net realized gains	—	(1,459)	—	—	—	—
Select Class
From net investment income	(16,699)	(16,649)	(29,930)	(36,761)	(720)	(57)
From net realized gains	—	(6,949)	—	—	(1,182)	—
Total distributions to shareholders	(23,587)	(33,335)	(32,973)	(38,994)	(1,938)	(58)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	958,802	371,664	949,833	838,325	163,194	61,639

NET ASSETS:
Change in net assets	1,089,075	49,665	1,488,241	170,756	159,742	63,761
Beginning of period	1,525,116	1,475,451	3,760,236	3,589,480	67,209	3,448
End of period	$2,614,191	$1,525,116	$5,248,477	$3,760,236	$226,951	$67,209
Accumulated undistributed (distributions in excess of) net investment income	$213	$(33)	$9,931	$16,793	$824	$142

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Equity Fund and U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$429	$138	$19,526	$11,958	$7,546	$6,196
Dividends and distributions reinvested	15	23	1,646	6,389	3,917	5,476
Cost of shares redeemed	(96)	(299)	(17,326)	(21,460)	(36,624)	(49,022)
Change in net assets from Class A capital transactions	$348	$(138)	$3,846	$(3,113)	$(25,161)	$(37,350)
Class B
Proceeds from shares issued	$—	$—	$1,546	$1,904	$190	$905
Dividends and distributions reinvested	—	—	123	812	57	112
Cost of shares redeemed	—	—	(4,090)	(5,020)	(2,236)	(3,648)
Change in net assets from Class B capital transactions	$—	$—	$(2,421)	$(2,304)	$(1,989)	$(2,631)
Class C
Proceeds from shares issued	$—	$—	$2,940	$1,747	$1,132	$383
Dividends and distributions reinvested	—	—	78	278	32	31
Cost of shares redeemed	—	—	(1,835)	(1,291)	(647)	(919)
Change in net assets from Class C capital transactions	$—	$—	$1,183	$734	$517	$(505)
Institutional Class
Proceeds from shares issued	$96,299	$92,685	$—	$—	$—	$—
Dividends and distributions reinvested	2,945	1,703	—	—	—	—
Cost of shares redeemed	(46,438)	(35,636)	—	—	—	—
Change in net assets from Institutional Class capital transactions	$52,806	$58,752	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$391	$4,499	$45,511	$59,999	$382	$952
Dividends and distributions reinvested	92	222	237	1,300	22	49
Cost of shares redeemed	(3,638)	(6,859)	(45,587)	(29,735)	(891)	(6,155)
Change in net assets from Select Class capital transactions	$(3,155)	$(2,138)	$161	$31,564	$(487)	$(5,154)
Ultra
Proceeds from shares issued	$3,115	$2,409	$—	$—	$—	$—
Dividends and distributions reinvested	493	2,600	—	—	—	—
Cost of shares redeemed	(54,178)	(5,774)	—	—	—	—
Change in net assets from Ultra capital transactions	$(50,570)	$(765)	$—	$—	$—	$—

Total change in net assets from capital transactions	$(571)	$55,711	$2,769	$26,881	$(27,120)	$(45,640)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	31	12	2,583	1,831	319	300
Reinvested	1	2	221	969	166	279
Redeemed	(7)	(26)	(2,311)	(3,093)	(1,562)	(2,341)
Change in Class A Shares	25	(12)	493	(293)	(1,077)	(1,762)
Class B
Issued	—	—	208	297	9	45
Reinvested	—	—	17	124	2	6
Redeemed	—	—	(558)	(739)	(98)	(179)
Change in Class B Shares	—	—	(333)	(318)	(87)	(128)
Class C
Issued	—	—	391	271	52	18
Reinvested	—	—	10	43	2	2
Redeemed	—	—	(247)	(187)	(31)	(46)
Change in Class C Shares	—	—	154	127	23	(26)
Institutional Class
Issued	7,113	9,132	—	—	—	—
Reinvested	214	153	—	—	—	—
Redeemed	(3,276)	(3,230)	—	—	—	—
Change in Institutional Class Shares	4,051	6,055	—	—	—	—
Select Class
Issued	29	352	5,981	8,814	16	48
Reinvested	6	20	32	193	1	2
Redeemed	(261)	(563)	(6,079)	(4,167)	(40)	(252)
Change in Select Class Shares	(226)	(191)	(66)	4,840	(23)	(202)
Ultra
Issued	222	197	—	—	—	—
Reinvested	36	237	—	—	—	—
Redeemed	(4,773)	(475)	—	—	—	—
Change in Ultra Shares	(4,515)	(41)	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Dynamic Plus Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,889	$26,568	$5,567	$4,029	$24,210	$13,873
Dividends and distributions reinvested	—	247	136	462	90	—
Cost of shares redeemed	(33,981)	(39,688)	(6,673)	(7,994)	(15,010)	(955)
Change in net assets from Class A capital transactions	$(15,092)	$(12,873)	$(970)	$(3,503)	$9,290	$12,918
Class B
Proceeds from shares issued	$1,197	$3,508	$140	$721	$—	$—
Dividends and distributions reinvested	—	15	9	83	—	—
Cost of shares redeemed	(11,508)	(20,515)	(1,705)	(2,533)	—	—
Change in net assets from Class B capital transactions	$(10,311)	$(16,992)	$(1,556)	$(1,729)	$—	$—
Class C
Proceeds from shares issued	$2,033	$1,410	$2,779	$391	$1,653	$32
Dividends and distributions reinvested	—	4	9	31	— (a)	—
Cost of shares redeemed	(2,630)	(4,024)	(870)	(1,080)	(49)	(196)
Change in net assets from Class C capital transactions	$(597)	$(2,610)	$1,918	$(658)	$1,604	$(164)
Class R2 (b)
Proceeds from shares issued	$— (a)	$50	$—	$50	$—	$—
Dividends and distributions reinvested	—	— (a)	— (a)	1	—	—
Change in net assets from Class R2 capital transactions	$— (a)	$50	$— (a)	$51	$—	$—
Class R5 (c)
Proceeds from shares issued	$14,481	$50	$14,474	$1,942	$—	$—
Dividends and distributions reinvested	—	— (a)	1	291	—	—
Cost of shares redeemed	(4,371)	—	(4,168)	(21,172)	—	—
Change in net assets from Class R5 capital transactions	$10,110	$50	$10,307	$(18,939)	$—	$—
Select Class
Proceeds from shares issued	$67,287	$114,197	$91,166	$54,296	$138,534	$39,149
Dividends and distributions reinvested	—	35	32	157	188	2
Cost of shares redeemed	(168,756)	(192,660)	(67,062)	(96,920)	(33,708)	(8,519)
Change in net assets from Select Class capital transactions	$(101,469)	$(78,428)	$24,136	$(42,467)	$105,014	$30,632
Ultra (d)
Cost of shares redeemed	$—	$(2,823)	$—	$—	$—	$—
Change in net assets from Ultra capital transactions	$—	$(2,823)	$—	$—	$—	$—

Total change in net assets from capital transactions	$(117,359)	$(113,626)	$33,835	$(67,245)	$115,908	$43,386

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Dynamic Plus Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	1,138	1,904	564	507	1,870	1,267
Reinvested	—	21	14	62	7	—
Redeemed	(2,103)	(2,842)	(684)	(958)	(1,135)	(94)
Change in Class A Shares	(965)	(917)	(106)	(389)	742	1,173
Class B
Issued	84	291	15	89	—	—
Reinvested	—	1	1	12	—	—
Redeemed	(776)	(1,567)	(178)	(315)	—	—
Change in Class B Shares	(692)	(1,275)	(162)	(214)	—	—
Class C
Issued	141	112	281	52	124	2
Reinvested	—	1	1	5	— (a)	—
Redeemed	(175)	(323)	(90)	(132)	(4)	(19)
Change in Class C Shares	(34)	(210)	192	(75)	120	(17)
Class R2 (b)
Issued	—	4	—	6	—	—
Reinvested	—	— (a)	— (a)	— (a)	—	—
Change in Class R2 Shares	—	4	— (a)	6	—	—
Class R5 (c)
Issued	933	4	1,510	241	—	—
Reinvested	—	— (a)	— (a)	35	—	—
Redeemed	(265)	—	(422)	(3,136)	—	—
Change in Class R5 Shares	668	4	1,088	(2,860)	—	—
Select Class
Issued	4,156	7,895	9,308	7,561	10,584	4,030
Reinvested	—	3	3	19	14	— (a)
Redeemed	(10,429)	(12,705)	(6,983)	(11,860)	(2,620)	(828)
Change in Select Class Shares	(6,273)	(4,807)	2,328	(4,280)	7,978	3,202
Ultra (d)
Redeemed	—	(213)	—	—	—	—
Change in Ultra Shares	—	(213)	—	—	—	—

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective November 3, 2008 for the Large Cap Growth Fund and Large Cap Value Fund.

(c)	Commencement of offering of class of shares effective April 14, 2009 for the Large Cap Growth Fund.

(d)	Effective November 12, 2008, Ultra Shares of the Large Cap Growth Fund were liquidated.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	U.S. Equity Fund		U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$102,954	$31,467	$415,021	$141,431	$3,558	$57
Dividends and distributions reinvested	1,214	1,810	1,572	1,154	34	1
Cost of shares redeemed	(31,944)	(22,746)	(148,228)	(70,884)	(2,897)	—
Change in net assets from Class A capital transactions	$72,224	$10,531	$268,365	$71,701	$695	$58
Class B
Proceeds from shares issued	$1,924	$2,893	$—	$—	$—	$—
Dividends and distributions reinvested	24	138	—	—	—	—
Cost of shares redeemed	(3,497)	(4,345)	—	—	—	—
Change in net assets from Class B capital transactions	$(1,549)	$(1,314)	$—	$—	$—	$—
Class C
Proceeds from shares issued	$22,500	$6,462	$114,636	$25,561	$371	$115
Dividends and distributions reinvested	73	125	215	201	1	—	(a)
Cost of shares redeemed	(5,195)	(2,933)	(19,143)	(11,828)	(154)	(131)
Change in net assets from Class C capital transactions	$17,378	$3,654	$95,708	$13,934	$218	$(16)
Class R2 (b)
Proceeds from shares issued	$562	$50	$297	$140	$—	$—
Dividends and distributions reinvested	2	1	— (a)	1	—	—
Cost of shares redeemed	(90)	—	(135)	(4)	—	—
Change in net assets from Class R2 capital transactions	$474	$51	$162	$137	$—	$—
Class R5
Proceeds from shares issued	$276,440	$32,218	$33,307	$45,339	$—	$—
Dividends and distributions reinvested	507	847	969	694	— (a)	—	(a)
Cost of shares redeemed	(45,806)	(97,089)	(143,736)	(7,430)	—	—
Change in net assets from Class R5 capital transactions	$231,141	$(64,024)	$(109,460)	$38,603	$— (a)	$—	(a)
Institutional Class
Proceeds from shares issued	$246,813	$115,209	$—	$—	$—	$—
Subscriptions in-kind (See Note 9)	24,024	6,663	—	—	—	—
Dividends and distributions reinvested	1,764	1,880	—	—	—	—
Cost of shares redeemed	(119,301)	(62,997)	—	—	—	—
Change in net assets from Institutional Class capital transactions	$153,300	$60,755	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$846,933	$681,322	$2,722,506	$1,637,936	$187,436	$65,271
Dividends and distributions reinvested	2,783	6,519	11,147	9,243	21	36
Cost of shares redeemed	(363,882)	(325,830)	(2,038,595)	(933,229)	(25,176)	(3,710)
Change in net assets from Select Class capital transactions	$485,834	$362,011	$695,058	$713,950	$162,281	$61,597

Total change in net assets from capital transactions	$958,802	$371,664	$949,833	$838,325	$163,194	$61,639

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund		U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010		Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	11,710	4,342	23,293	9,907	333		7
Reinvested	137	260	87	90	3		—	(a)
Redeemed	(3,602)	(3,174)	(8,315)	(5,202)	(256)		—
Change in Class A Shares	8,245	1,428	15,065	4,795	80		7
Class B
Issued	222	408	—	—	—		—
Reinvested	3	20	—	—	—		—
Redeemed	(405)	(577)	—	—	—		—
Change in Class B Shares	(180)	(149)	—	—	—		—
Class C
Issued	2,585	885	6,532	1,787	31		14
Reinvested	8	19	12	16	—	(a)	—	(a)
Redeemed	(598)	(404)	(1,099)	(881)	(13)		(15)
Change in Class C Shares	1,995	500	5,445	922	18		(1)
Class R2 (b)
Issued	62	7	16	10	—		—
Reinvested	— (a)	— (a)	— (a)	— (a)	—		—
Redeemed	(10)	—	(7)	— (a)	—		—
Change in Class R2 Shares	52	7	9	10	—		—
Class R5
Issued	30,126	4,776	1,892	3,429	—		—
Reinvested	61	114	53	54	—	(a)	—	(a)
Redeemed	(5,039)	(14,879)	(7,410)	(537)	—		—
Change in Class R5 Shares	25,148	(9,989)	(5,465)	2,946	—	(a)	—	(a)
Institutional Class
Issued	28,000	17,157	—	—	—		—
Subscriptions in-kind (See Note 9)	2,830	980	—	—	—		—
Reinvested	200	265	—	—	—		—
Redeemed	(13,749)	(8,681)	—	—	—		—
Change in Institutional Class Shares	17,281	9,721	—	—	—		—
Select Class
Issued	96,102	96,172	153,536	120,838	16,007		7,129
Reinvested	318	946	614	717	2		4
Redeemed	(41,494)	(45,647)	(113,008)	(66,870)	(2,163)		(396)
Change in Select Class Shares	54,926	51,471	41,142	54,685	13,846		6,737

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Equity Fund and U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2010

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(1,275)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(1,278,344)
Proceeds from disposition of investment securities	1,140,972
Covers of investment securities sold short	(386,000)
Proceeds from investment securities sold short	414,441
Purchases of short-term investments, net	(5,395)
Unrealized appreciation/depreciation on investments	17,623
Unrealized appreciation/depreciation on investment securities sold short	(3,857)
Net realized gain/loss on investments	(16,081)
Net realized gain/loss on investment securities sold short	4,215
Increase in receivable for investments sold	(18,601)
Increase in interest and dividends receivable	(131)
Increase in interest expense payable for securities sold short	18
Increase in payable for investments purchased	17,935
Increase in dividends payable for securities sold short	62
Increase in accrued expenses and other liabilities	69
Net cash provided (used) by operating activities	(114,349)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	162,706
Payment on shares redeemed	(48,674)
Due to custodian	42
Cash distributions paid to shareholders (net of reinvestments of $278)	(309)
Net cash provided (used) by financing activities	113,765
Net decrease in cash	(584)

Cash:
Beginning of period	584
End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $152 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   87

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2010 (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$571,381
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(7,514,342)
Proceeds from disposition of investment securities	6,409,609
Covers of investment securities sold short	(2,198,549)
Proceeds from investment securities sold short	2,398,049
Purchases of short-term investments, net	(63,416)
Unrealized appreciation/depreciation on investments	(180,397)
Unrealized appreciation/depreciation on investment securities sold short	(76,661)
Net realized gain/loss on investments	(424,787)
Net realized gain/loss on investment securities sold short	149,028
Decrease in deposits with broker for futures contracts	2,334
Increase in due from Affiliate (See Note 3)	(170)
Decrease in receivable for investments sold	19,683
Increase in interest and dividends receivable	(2,362)
Increase in interest expense payable for securities sold short	392
Decrease in payable for investments purchased	(19,742)
Increase in variation margin payable	625
Increase in dividends payable for securities sold short	52
Increase in accrued expenses and other liabilities	2,337
Net cash provided (used) by operating activities	(926,936)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	3,285,590
Payment on shares redeemed	(2,339,585)
Cash distributions paid to shareholders (net of reinvestments of $13,903)	(19,070)
Net cash provided (used) by financing activities	926,935
Net decrease in cash	(1)

Cash:
Beginning of period	529
End of period	$528

Supplemental disclosure of cash flow information:

The Fund paid $5,756 in interest expense for securities sold short and $1 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(1,514)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(333,360)
Proceeds from disposition of investment securities	143,093
Covers of investment securities sold short	(27,364)
Proceeds from investment securities sold short	55,869
Proceeds of short-term investments, net	744
Unrealized appreciation/depreciation on investments	8,024
Unrealized appreciation/depreciation on investment securities sold short	(2,231)
Net realized gain/loss on investments	(4,672)
Net realized gain/loss on investment securities sold short	1,814
Decrease in receivable for investments sold	1,939
Increase in interest and dividends receivable	(248)
Increase in interest expense payable for securities sold short	1
Decrease in payable for investments purchased	(3,344)
Increase in dividends payable for securities sold short	16
Increase in accrued expenses and other liabilities	157
Net cash provided (used) by operating activities	(161,076)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	191,360
Payment on shares redeemed	(28,193)
Due to custodian	(209)
Cash distributions paid to shareholders (net of reinvestments of $56)	(1,882)
Net cash provided (used) by financing activities	161,076
Net increase (decrease) in cash	—

Cash:
Beginning of period	—
End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $53 in interest expense for securities sold short and $68 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees		Net asset value, end of period
Disciplined Equity Fund
Class A
Year Ended June 30, 2010	$11.52	$0.18	(e)	$1.54		$1.72	$(0.17)	$—		$13.07
Year Ended June 30, 2009	15.44	0.31	(e)(f)	(3.93	)(f)	(3.62)	(0.30)	—		11.52
Year Ended June 30, 2008	18.45	0.22	(e)	(3.00)		(2.78)	(0.23)	—		15.44
Year Ended June 30, 2007	15.33	0.18	(e)	3.15		3.33	(0.21)	—		18.45
January 1, 2006 through June 30, 2006 (g)	15.14	0.09	(e)	0.18		0.27	(0.08)	—	(h)	15.33
Year Ended December 31, 2005	14.78	0.13	(e)	0.36		0.49	(0.13)	—		15.14

Institutional Class
Year Ended June 30, 2010	11.52	0.23	(e)	1.57		1.80	(0.23)	—		13.09
Year Ended June 30, 2009	15.45	0.32	(e)(f)	(3.90	)(f)	(3.58)	(0.35)	—		11.52
Year Ended June 30, 2008	18.47	0.29	(e)	(3.01)		(2.72)	(0.30)	—		15.45
Year Ended June 30, 2007	15.33	0.25	(e)	3.16		3.41	(0.27)	—		18.47
January 1, 2006 through June 30, 2006 (g)	15.15	0.12	(e)	0.17		0.29	(0.11)	—	(h)	15.33
Year Ended December 31, 2005	14.78	0.19	(e)	0.37		0.56	(0.19)	—		15.15

Select Class
Year Ended June 30, 2010	11.54	0.21	(e)	1.56		1.77	(0.20)	—		13.11
Year Ended June 30, 2009	15.48	0.33	(e)(f)	(3.94	)(f)	(3.61)	(0.33)	—		11.54
Year Ended June 30, 2008	18.48	0.26	(e)	(3.00)		(2.74)	(0.26)	—		15.48
Year Ended June 30, 2007	15.34	0.22	(e)	3.16		3.38	(0.24)	—		18.48
January 1, 2006 through June 30, 2006 (g)	15.16	0.11	(e)	0.17		0.28	(0.10)	—	(h)	15.34
Year Ended December 31, 2005	14.80	0.17	(e)	0.36		0.53	(0.17)	—		15.16

Ultra
Year Ended June 30, 2010	11.52	0.24	(e)	1.56		1.80	(0.24)	—		13.08
Year Ended June 30, 2009	15.45	0.37	(e)(f)	(3.94	)(f)	(3.57)	(0.36)	—		11.52
Year Ended June 30, 2008	18.47	0.31	(e)	(3.02)		(2.71)	(0.31)	—		15.45
Year Ended June 30, 2007	15.33	0.26	(e)	3.17		3.43	(0.29)	—		18.47
January 1, 2006 through June 30, 2006 (g)	15.15	0.12	(e)	0.18		0.30	(0.12)	—	(h)	15.33
Year Ended December 31, 2005	14.79	0.21	(e)	0.36		0.57	(0.21)	—		15.15

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.24, $0.26, $0.27, and $0.30, the net realized and unrealized gains (losses) on investments per share would have been $(3.98), $(3.95), $(4.00), and $(3.99), the total return would have been (24.09)%, (23.76)%, (23.97)%, and (23.75)%, and the net investment income (loss) ratio would have been 2.02%, 2.19%, 2.19% and 2.52% for Class A, Institutional Class, Select Class and Ultra Shares, respectively.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

14.88%		$1,425	0.85%	1.27%		0.95%	169%
(23.29	)(f)	965	0.85	2.59	(f)	0.97	92
(15.18)		1,487	0.85	1.26		0.92	72
21.82		1,628	0.85	1.07		0.92	59
1.78		1,141	0.85	1.14		0.95	34
3.33		957	0.87	0.87		1.04	44

15.49		194,273	0.45	1.68		0.55	169
(23.03	)(f)	124,398	0.45	2.76	(f)	0.58	92
(14.88)		73,219	0.45	1.66		0.52	72
22.40		115,178	0.45	1.47		0.51	59
1.89		219,916	0.45	1.54		0.54	34
3.84		310,294	0.45	1.31		0.52	44

15.28		8,983	0.60	1.55		0.70	169
(23.17	) (f)	10,514	0.60	2.76	(f)	0.72	92
(14.93)		17,063	0.60	1.45		0.68	72
22.16		68,341	0.60	1.32		0.66	59
1.85		254,182	0.60	1.42		0.70	34
3.61		90,359	0.60	1.17		0.68	44

15.51		35,855	0.35	1.76		0.45	169
(22.95	)(f)	83,583	0.35	3.09	(f)	0.47	92
(14.78)		112,725	0.35	1.76		0.42	72
22.53		135,785	0.35	1.55		0.42	59
1.95		153,648	0.35	1.62		0.45	34
3.87		125,344	0.35	1.41		0.43	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2010	$6.35	$0.17	(c)	$0.91	$1.08	$(0.17)	$—	$(0.17)
Year Ended June 30, 2009	9.11	0.22	(c)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(c)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(c)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(c)	0.79	1.06	(0.30)	(4.23)	(4.53)

Class B
Year Ended June 30, 2010	6.30	0.13	(c)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(c)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(c)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(c)	0.80	1.00	(0.24)	(4.23)	(4.47)

Class C
Year Ended June 30, 2010	6.30	0.13	(c)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(c)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(c)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(c)	0.78	0.99	(0.24)	(4.23)	(4.47)

Select Class
Year Ended June 30, 2010	6.42	0.20	(c)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(c)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(c)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(c)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(c)	0.79	1.11	(0.34)	(4.23)	(4.57)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$7.26	16.94%		$79,236	1.20%	2.29%	1.22%	43%
6.35	(22.86)		66,117	1.23	3.13	1.39	54
9.11	(16.48	)(d)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21

7.22	16.63		6,563	1.72	1.77	1.72	43
6.30	(23.39)		7,829	1.85	2.49	1.89	54
9.05	(16.99	)(d)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21

7.20	16.34		5,549	1.71	1.79	1.72	43
6.30	(23.36)		3,879	1.85	2.54	1.90	54
9.05	(16.92	)(d)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21

7.35	17.45		89,156	0.86	2.64	0.97	43
6.42	(22.59)		78,303	0.89	3.51	1.15	54
9.20	(16.26	)(d)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2010	$19.46	$0.35	(e)	$2.83		$3.18	$(0.34)	$—	$(0.34)
Year Ended June 30, 2009	27.97	0.44	(e)(f)	(8.52	)(f)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(e)	(7.22)		(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(e)	7.49		7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (g)	33.55	0.15	(e)	1.11		1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(e)	0.99		1.22	(0.24)	(0.43)	(0.67)

Class B
Year Ended June 30, 2010	19.03	0.23	(e)	2.76		2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(e)(f)	(8.32	)(f)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(e)	(7.07)		(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35		7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (g)	32.95	0.06	(e)	1.09		1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(e)	0.99		1.04	(0.07)	(0.43)	(0.50)

Class C
Year Ended June 30, 2010	18.15	0.21	(e)	2.66		2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(e)(f)	(7.95	)(f)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(e)	(6.79)		(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08		7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (g)	31.81	0.06	(e)	1.05		1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(e)	0.95		1.01	(0.10)	(0.43)	(0.53)

Select Class
Year Ended June 30, 2010	20.21	0.43	(e)	2.95		3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(e)(f)	(8.82	)(f)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(e)	(7.49)		(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(e)	7.72		8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (g)	34.55	0.22	(e)	1.14		1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(e)	1.01		1.38	(0.36)	(0.43)	(0.79)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.41, $0.29, $0.28, $0.49, the net realized and unrealized gains (losses) on investments per share would have been $(8.57), $(8.37), $(7.99), and $(8.88), the total return would have been (29.17)%, (29.54)%, (29.51)%, and (28.93)%, and the net investment income (loss) ratio would have been 1.93%, 1.40%, 1.41%, and 2.01% for Class A, Class B, Class C, and Select Class, respectively.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.30	16.25%		$266,587	1.21%	1.49%		1.21%	41%
19.46	(28.88	)(f)	253,559	1.27	2.06	(f)	1.28	52
27.97	(18.43)		413,710	1.16	1.15		1.16	69
40.42	23.20		581,817	1.17	0.94		1.17	49
34.67	3.76		523,111	1.26	0.85		1.30	16
33.55	3.72		543,010	1.24	0.68		1.24	41	(h)

21.80	15.66		4,959	1.71	1.01		1.72	41
19.03	(29.24	)(f)	5,976	1.77	1.53	(f)	1.78	52
27.36	(18.84)		12,097	1.66	0.62		1.66	69
39.67	22.61		21,336	1.67	0.43		1.67	49
34.05	3.50		28,724	1.76	0.34		1.80	16
32.95	3.21		38,820	1.74	0.16		1.74	41	(h)

20.77	15.72		2,797	1.70	0.97		1.71	41
18.15	(29.24	)(f)	2,027	1.77	1.54	(f)	1.78	52
26.13	(18.85)		3,598	1.66	0.64		1.66	69
38.18	22.61		5,349	1.67	0.44		1.67	49
32.86	3.50		5,324	1.76	0.34		1.80	16
31.81	3.21		5,645	1.74	0.19		1.74	41	(h)

23.18	16.63		1,646	0.89	1.80		0.97	41
20.21	(28.61	)(f)	1,905	0.90	2.14	(f)	1.04	52
29.02	(18.23)		8,596	0.90	1.45		0.91	69
41.71	23.57		9,431	0.87	1.22		0.90	49
35.71	3.95		3,415	0.90	1.24		1.05	16
34.55	4.08		3,692	0.90	1.09		1.06	41	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Large Cap Growth Fund
Class A
Year Ended June 30, 2010	$13.38	$(0.04	)(e)	$2.52	(f)	$2.48	$—	$15.86
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11	)(g)	(6.10)	(0.02)	13.38
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90		0.83	—	19.50
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69		2.64	—	18.67
Year Ended June 30, 2006	14.96	(0.06	)(e)	1.13		1.07	—	16.03

Class B
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	(f)	2.15	—	14.20
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52	)(g)	(5.59)	(0.01)	12.05
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82		0.66	—	17.65
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47		2.34	—	16.99
Year Ended June 30, 2006	13.75	(0.13	)(e)	1.03		0.90	—	14.65

Class C
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	(f)	2.14	—	14.09
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48	)(g)	(5.54)	(0.01)	11.95
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82		0.66	—	17.50
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44		2.31	—	16.84
Year Ended June 30, 2006	13.63	(0.13	)(e)	1.03		0.90	—	14.53

Class R2
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	(f)	2.44	—	15.81
November 3, 2008 (i) through June 30, 2009	13.68	0.01	(e)	(0.31	)(g)	(0.30)	(0.01)	13.37

Class R5
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	(f)	2.53	—	15.81
April 14, 2009 (i) through June 30, 2009	12.47	0.01	(e)	0.81		0.82	(0.01)	13.28

Select Class
Year Ended June 30, 2010	13.28	—	(e)(j)	2.51	(f)	2.51	—	15.79
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06	)(g)	(6.02)	(0.03)	13.28
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89		0.87	—	19.33
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67		2.66	—	18.46
Year Ended June 30, 2006	14.71	(0.02	)(e)	1.11		1.09	—	15.80

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.

(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.18), $(5.59), $(5.55), $(0.38), and $(6.13), and the return would have been (31.62)%, (32.08)%, (32.01)%, (2.74)% and (31.49)% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Commencement of offering of class of shares.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

18.54	%(f)	$174,585	1.24%	(0.27)%	1.31%	61%
(31.26	)(g)	160,168	1.24	0.05	1.45	124
4.45	(h)	251,333	1.24	(0.36)	1.28	52
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49

17.84	(f)	20,842	1.77	(0.80)	1.82	61
(31.69	)(g)	26,025	1.78	(0.52)	1.93	124
3.88	(h)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49

17.91	(f)	6,588	1.77	(0.80)	1.81	61
(31.67	)(g)	5,996	1.78	(0.50)	1.94	124
3.92	(h)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49

18.25	(f)	58	1.48	(0.52)	1.56	61
(2.16	)(g)	49	1.49	0.16	1.80	124

19.05	(f)	10,618	0.78	0.20	0.85	61
6.56		53	0.79	0.19	1.17	124

18.90	(f)	300,304	0.99	(0.02)	1.07	61
(31.13	)(g)	335,992	0.99	0.29	1.19	124
4.71	(h)	581,830	0.99	(0.10)	1.03	52
16.84		669,951	0.99	(0.04)	1.01	35
7.41		824,532	0.99	(0.12)	1.05	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2010	$8.09	$0.09	(e)	$1.04		$1.13	$(0.07)	$—	$(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)(f)	(2.54	)(f)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52		3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(e)	1.18		1.39	(0.22)	(0.46)	(0.68)

Class B
Year Ended June 30, 2010	7.99	0.04	(e)	1.02		1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)(f)	(2.50	)(f)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50		3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(e)	1.17		1.30	(0.14)	(0.46)	(0.60)

Class C
Year Ended June 30, 2010	7.95	0.04	(e)	1.01		1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)(f)	(2.50	)(f)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50		3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(e)	1.15		1.28	(0.14)	(0.46)	(0.60)

Class R2
Year Ended June 30, 2010	8.08	0.07	(e)	1.03		1.10	(0.05)	—	(0.05)
November 3, 2008 (h) through June 30, 2009	8.10	0.11	(e)(f)	0.02	(f)	0.13	(0.15)	—	(0.15)

Class R5
Year Ended June 30, 2010	8.01	0.14	(e)	1.02		1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)(f)	(2.54	)(f)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50		3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 (h) through June 30, 2006	16.65	0.04	(e)	(0.19)		(0.15)	(0.09)	—	(0.09)

Select Class
Year Ended June 30, 2010	7.99	0.12	(e)	1.01		1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)(f)	(2.51	)(f)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50		3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(e)	1.17		1.42	(0.27)	(0.46)	(0.73)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.16, $0.11, $0.11, $0.09, $0.23 and $0.18, and the net realized and unrealized gains (losses) on investments per share would have been $(2.59), $(2.55), $(2.54), $(0.03), $(2.59) and $(2.56), the total return would have been (22.67)%, (23.00)%, (23.02)%, 1.07%, (22.27)% and (22.46)%, and the net investment income (loss) ratio would have been 1.89%, 1.34%, 1.40%, 1.87%, 2.76% and 2.17% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.15	13.86%		$22,273	1.10%	0.95%		1.10%	86%
8.09	(22.00	)(f)	20,557	1.16	2.17	(f)	1.17	108
10.66	(23.52	)(g)	31,227	1.09	1.39		1.09	93
18.54	23.49		48,264	1.07	1.27		1.07	77
16.55	8.93		44,110	1.08	1.31		1.11	72

9.02	13.19		2,891	1.60	0.45		1.60	86
7.99	(22.32	)(f)	3,858	1.66	1.61	(f)	1.67	108
10.52	(24.04	)(g)	7,337	1.59	0.89		1.59	93
18.38	22.89		14,870	1.57	0.77		1.57	77
16.42	8.37		15,437	1.58	0.81		1.61	72

8.97	13.22		3,473	1.59	0.45		1.60	86
7.95	(22.34	)(f)	1,551	1.66	1.67	(f)	1.67	108
10.47	(24.06	)(g)	2,830	1.59	0.89		1.59	93
18.32	22.92		5,143	1.57	0.77		1.57	77
16.37	8.30		4,850	1.58	0.82		1.61	72

9.13	13.54		58	1.35	0.70		1.35	86
8.08	1.95	(f)	51	1.46	2.29	(f)	1.47	108

9.07	14.39		9,930	0.64	1.43		0.64	86
8.01	(21.58	)(f)	57	0.70	3.04	(f)	0.70	108
10.52	(23.36	)(g)	30,165	0.64	1.87		0.64	93
18.37	24.04		37,350	0.62	1.70		0.62	77
16.41	(0.92)		9,729	0.64	2.12		0.74	72

9.04	14.13		418,647	0.85	1.20		0.85	86
7.99	(21.78	)(f)	351,537	0.91	2.44	(f)	0.92	108
10.53	(23.43	)(g)	508,456	0.84	1.66		0.84	93
18.39	23.83		710,573	0.82	1.53		0.82	77
16.42	9.16		897,848	0.83	1.57		0.86	72

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2010	$10.79	$0.03	(f)	$1.07	$1.10	$(0.05)	$11.84
Year Ended June 30, 2009	15.26	0.03	(f)	(4.50)	(4.47)	—	10.79
Year Ended June 30, 2008	17.98	(0.01	)(f)	(2.71)	(2.72)	—	15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	17.98
January 31, 2006 (g) through June 30, 2006	15.00	(0.01	)(f)	0.16	0.15	—	15.15

Class C
Year Ended June 30, 2010	10.61	(0.04	)(f)	1.06	1.02	(0.02)	11.61
Year Ended June 30, 2009	15.08	—	(f)(h)	(4.47)	(4.47)	—	10.61
Year Ended June 30, 2008	17.85	(0.10	)(f)	(2.67)	(2.77)	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	17.85
January 31, 2006 (g) through June 30, 2006	15.00	(0.04	)(f)	0.16	0.12	—	15.12

Select Class
Year Ended June 30, 2010	10.82	0.06	(f)	1.08	1.14	(0.07)	11.89
Year Ended June 30, 2009	15.34	0.09	(f)	(4.56)	(4.47)	(0.05)	10.82
Year Ended June 30, 2008	18.02	0.01	(f)	(2.69)	(2.68)	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	18.02
January 31, 2006 (g) through June 30, 2006	15.00	—	(f)(h)	0.17	0.17	—	15.17

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (e)

10.15%	$23,847	1.87%	1.39%	0.24%	2.48%	2.00%	679%	925%
(29.29)	13,729	1.85	1.55	0.33	2.46	2.16	504	678
(15.13)	1,506	2.09	1.75	(0.08)	2.46	2.12	125	—
18.68	599	2.33	1.75	(0.54)	2.70	2.12	108	—
1.00	505	2.32	1.75	(0.11)	4.40	3.83	43	—

9.61	1,496	2.37	1.89	(0.31)	2.98	2.50	679	925
(29.64)	98	2.53	2.23	(0.02)	2.98	2.69	504	678
(15.52)	388	2.59	2.25	(0.64)	2.95	2.61	125	—
18.06	595	2.83	2.25	(1.04)	3.20	2.62	108	—
0.80	504	2.82	2.25	(0.61)	4.90	4.33	43	—

10.43	180,298	1.62	1.14	0.47	2.23	1.75	679	925
(29.11)	77,768	1.72	1.43	0.86	2.25	1.95	504	678
(14.87)	61,124	1.84	1.50	0.08	2.20	1.86	125	—
18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108	—
1.13	58,084	2.07	1.50	0.06	2.95	2.38	43	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2010	$7.35	$0.07	(e)	$0.95	$1.02	$(0.07)	$—	$(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (g)	10.99	0.05	(e)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(e)	0.16	0.23	(0.07)	(0.16)	(0.23)

Class B
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)

Class C
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)

Class R2
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (h) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (h) through June 30, 2006	11.48	0.02	(e)	(0.19)	(0.17)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.30	13.83%		$184,862	1.05%	0.84%	1.08%	84%
7.35	(21.36)		103,103	1.05	1.49	1.12	101
9.56	(10.55	) (f)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83

8.20	13.25		8,190	1.57	0.33	1.58	84
7.26	(21.70)		8,559	1.57	0.96	1.61	101
9.45	(11.08	)(f)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83

8.18	13.26		27,838	1.57	0.32	1.58	84
7.25	(21.69)		10,216	1.57	0.97	1.62	101
9.44	(11.03	)(f)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83

8.29	13.56		492	1.30	0.57	1.33	84
7.35	1.70		51	1.30	1.47	1.39	101

8.31	14.30		209,619	0.59	1.39	0.63	84
7.36	(20.91)		596	0.59	2.08	0.65	101
9.55	(10.16	)(f)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112
11.27	(1.47)		4,585	0.59	1.25	0.73	85

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Year Ended June 30, 2010	$7.35	$0.11	(e)	$0.95	$1.06	$(0.10)	$—	$(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (g)	10.98	0.07	(e)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(e)	0.17	0.29	(0.12)	(0.16)	(0.28)

Select Class
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (g)	10.98	0.06	(e)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(e)	0.17	0.27	(0.10)	(0.16)	(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.31	14.40%		$441,540	0.64%	1.25%	0.68%	84%
7.35	(21.04)		263,859	0.64	1.88	0.72	101
9.55	(10.20	)(f)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112
11.27	3.31		221,627	0.64	1.22	0.72	85
10.98	2.62		208,614	0.64	1.12	0.67	83

8.30	14.10		1,741,650	0.79	1.10	0.83	84
7.35	(21.04)		1,138,732	0.79	1.76	0.87	101
9.54	(10.34	)(f)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2010	$14.62	$0.05	(f)	$2.15 (g)	$2.20	$(0.10)	$—	$(0.10)	$16.72
Year Ended June 30, 2009	18.56	0.15	(f)	(3.93)	(3.78)	(0.16)	—	(0.16)	14.62
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56
Year Ended June 30, 2007	16.48	0.12	(f)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98
November 1, 2005 (h) through June 30, 2006 (i)	15.00	0.08	(f)	1.44	1.52	(0.04)	—	(0.04)	16.48

Class C
Year Ended June 30, 2010	14.47	(0.04	)(f)	2.12 (g)	2.08	(0.05)	—	(0.05)	16.50
Year Ended June 30, 2009	18.37	0.08	(f)	(3.88)	(3.80)	(0.10)	—	(0.10)	14.47
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(f)	4.50	4.53	—	(0.14)	(0.14)	20.83
November 1, 2005 (h) through June 30, 2006 (i)	15.00	0.02	(f)	1.44	1.46	(0.02)	—	(0.02)	16.44

Class R2
Year Ended June 30, 2010	14.56	0.01	(f)	2.13 (g)	2.14	(0.04)	—	(0.04)	16.66
November 3, 2008 (j) through June 30, 2009	14.29	0.08	(f)	0.39	0.47	(0.20)	—	(0.20)	14.56

Class R5
Year Ended June 30, 2010	14.72	0.11	(f)	2.18 (g)	2.29	(0.14)	—	(0.14)	16.87
Year Ended June 30, 2009	18.68	0.21	(f)	(3.96)	(3.75)	(0.21)	—	(0.21)	14.72
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(f)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03
May 15, 2006 (h) through June 30, 2006 (i)	16.68	0.02	(f)	(0.20)	(0.18)	—	—	—	16.50

Select Class
Year Ended June 30, 2010	14.69	0.09	(f)	2.15 (g)	2.24	(0.11)	—	(0.11)	16.82
Year Ended June 30, 2009	18.63	0.19	(f)	(3.95)	(3.76)	(0.18)	—	(0.18)	14.69
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(f)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99
November 1, 2005 (h) through June 30, 2006 (i)	15.00	0.10	(f)	1.44	1.54	(0.04)	—	(0.04)	16.50

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. will reimburse the Fund for losses incurred from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.

(h)	Commencement of operations.

(i)	The Fund changed its fiscal year end from October 31 to June 30.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (e)

14.98	%(g)	$428,928	1.98%	1.39%	0.27%	2.25%	1.66%	109%	150%
(20.23)		154,789	1.76	1.35	1.04	2.15	1.73	116	153
(8.36)		107,496	1.57	1.25	0.75	1.96	1.64	124	—
28.35		3,090	1.66	1.25	0.64	2.17	1.76	138	—
10.13		551	1.50	1.24	0.71	4.82	4.55	92	—

14.36	(g)	138,023	2.48	1.89	(0.23)	2.75	2.16	109	150
(20.64)		42,221	2.26	1.84	0.55	2.64	2.23	116	153
(8.74)		36,663	2.07	1.75	0.26	2.46	2.14	124	—
27.64		983	2.16	1.75	0.17	2.72	2.31	138	—
9.77		549	2.00	1.74	0.21	5.32	5.05	92	—

14.70	(g)	318	2.23	1.64	0.05	2.50	1.91	109	150
3.48		139	2.06	1.65	0.90	2.44	2.02	116	153

15.50	(g)	9,369	1.53	0.94	0.64	1.80	1.21	109	150
(19.89)		88,636	1.32	0.90	1.45	1.70	1.29	116	153
(7.90)		57,411	1.12	0.80	1.12	1.51	1.19	124	—
28.94		44,397	1.21	0.80	1.07	1.70	1.29	138	—
(1.08)		8,661	1.30	0.80	1.18	2.44	1.94	92	—

15.22	(g)	4,671,839	1.73	1.14	0.52	2.00	1.41	109	150
(20.03)		3,474,451	1.51	1.09	1.29	1.89	1.48	116	153
(8.07)		3,387,910	1.32	1.00	0.95	1.71	1.39	124	—
28.62		1,377,427	1.41	1.00	0.86	1.86	1.45	138	—
10.30		59,480	1.21	1.01	0.91	2.86	2.66	92	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Year Ended June 30, 2010	$9.56	$0.07	(g)	$1.32	$1.39	$(0.05)	$(0.10)	$(0.15)	$10.80
Year Ended June 30, 2009	12.20	0.18	(g)	(2.73)	(2.55)	(0.09)	—	(0.09)	9.56
November 30, 2007 (j) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	—	(0.04)	12.20

Class C
Year Ended June 30, 2010	9.55	0.02	(g)	1.31	1.33	—	(0.10)	(0.10)	10.78
Year Ended June 30, 2009	12.17	0.13	(g)	(2.72)	(2.59)	(0.03)	—	(0.03)	9.55
November 30, 2007 (j) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	—	(0.04)	12.17

Class R5
Year Ended June 30, 2010	9.58	0.13	(g)	1.31	1.44	(0.07)	(0.10)	(0.17)	10.85
Year Ended June 30, 2009	12.23	0.22	(g)	(2.74)	(2.52)	(0.13)	—	(0.13)	9.58
November 30, 2007 (j) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	—	(0.04)	12.23

Select Class
Year Ended June 30, 2010	9.57	0.10	(g)	1.31	1.41	(0.06)	(0.10)	(0.16)	10.82
Year Ended June 30, 2009	12.22	0.13	(g)	(2.67)	(2.54)	(0.11)	—	(0.11)	9.57
November 30, 2007 (j) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	—	(0.04)	12.22

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(f)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(g)	Calculated based upon average shares outstanding.

(h)	Includes interest expense of 0.04%

(i)	Includes interest expense of 0.07%.

(j)	Commencement of operations.

(k)	Includes interest expense of 0.39%.

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)		Net expenses (excluding dividend and interest expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (f)

14.34%	$1,029	1.67	%(h)	1.29	%(h)	0.64%	2.21	%(h)	1.83	%(h)	79%	110%
(20.85)	140	1.64	(i)	1.32	(i)	1.92	6.06	(i)	5.74	(i)	93	161
(18.44)	96	2.15	(k)	1.64	(k)	1.41	13.57	(k)	13.06	(k)	57	—

13.81	318	2.17	(h)	1.79	(h)	0.18	2.70	(h)	2.32	(h)	79	110
(21.29)	111	2.14	(i)	1.82	(i)	1.34	6.81	(i)	6.49	(i)	93	161
(18.67)	159	2.65	(k)	2.14	(k)	0.82	14.12	(k)	13.61	(k)	57	—

14.83	19	1.22	(h)	0.84	(h)	1.11	1.78	(h)	1.40	(h)	79	110
(20.51)	16	1.19	(i)	0.87	(i)	2.31	5.89	(i)	5.57	(i)	93	161
(18.22)	20	1.70	(k)	1.19	(k)	1.86	13.36	(k)	12.85	(k)	57	—

14.54	225,585	1.42	(h)	1.04	(h)	0.89	1.95	(h)	1.57	(h)	79	110
(20.64)	66,942	1.39	(i)	1.07	(i)	1.41	3.37	(i)	3.06	(i)	93	161
(18.29)	3,173	1.90	(k)	1.39	(k)	1.63	12.83	(k)	12.32	(k)	57	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   109

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Disciplined Equity Fund	Class A, Institutional Class, Select Class and Ultra	JPM I	Diversified
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	JPM I	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Institutional Class and Select Class	JPM I	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

Effective May 3, 2010, the Intrepid Plus Fund was renamed the U.S. Dynamic Plus Fund with the approval of the Board of Trustees.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating,

110   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Disciplined Equity Fund
Total Investments in Securities #	$256,303	$362	$—	$256,665
Total Liabilities ##	$(130)	$—	$—	$(130)
Depreciation in Other Financial Instruments
Futures Contracts	$(61)	$—	$—	$(61)

Equity Income Fund
Total Investments in Securities ##	$205,929	$—	$—	$205,929

Growth and Income Fund
Total Investments in Securities ###	$314,782	$2,573	$—	$317,355

Large Cap Growth Fund
Total Investments in Securities ####	$500,974	$20,380	$—	$521,354

Large Cap Value Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$47,552	$—	$—	$47,552
Consumer Staples	35,696	—	—	35,696
Energy	54,874	—	—	54,874
Financials	126,424	—	2,646	129,070
Health Care	65,779	—	—	65,779
Industrials	38,405	—	—	38,405
Information Technology	38,089	—	—	38,089
Materials	14,380	—	—	14,380
Telecommunication Services	15,038	—	—	15,038
Utilities	19,082	—	—	19,082
Total Common Stocks	455,319	—	2,646	457,965
Short-Term Investment
Investment Company	1	—	—	1
Investment of Cash Collateral for Securities on Loan
Investment Company	2,297	—	—	2,297
Total Investments in Securities	$457,617	$—	$2,646	$460,263

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   111

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Dynamic Plus Fund
Total Investments in Securities ##	$250,109	$—	$—	$250,109
Total Liabilities ###	$(46,214)	$(1,060)	$—	$(47,274)

U.S. Equity Fund
Total Investments in Securities #	$2,700,134	$11,050	$—	$2,711,184
Depreciation in Other Financial Instruments
Futures Contracts	$(5,595)	$—	$—	$(5,595)

U.S. Large Cap Core Plus Fund
Total Investments in Securities ##	$6,137,581	$—	$—	$6,137,581
Total Liabilities ##	$(902,947)	$—	$—	$(902,947)
Depreciation in Other Financial Instruments
Futures Contracts	$(7,119)	$—	$—	$(7,119)

U.S. Large Cap Value Plus Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$30,140	$—	$—	$30,140
Consumer Staples	20,472	—	—	20,472
Energy	27,635	—	—	27,635
Financials	66,274	—	964	67,238
Health Care	37,362	—	—	37,362
Industrials	24,179	—	—	24,179
Information Technology	25,166	—	—	25,166
Materials	11,157	—	—	11,157
Telecommunication Services	7,933	—	—	7,933
Utilities	11,211	—	—	11,211
Total Common Stocks	261,529	—	964	262,493
Short-Term Investment
Investment Company	1,439	—	—	1,439
Total Investments in Securities	$262,968	$—	$964	$263,932
Liabilities
Common Stocks
Consumer Discretionary	$(4,430)	$—	$—	$(4,430)
Consumer Staples	(2,234)	—	—	(2,234)
Energy	(811)	—	—	(811)
Financials	(5,030)	—	—	(5,030)
Health Care	(5,548)	—	—	(5,548)
Industrials	(6,019)	—	—	(6,019)
Information Technology	(6,425)	—	—	(6,425)
Materials	(4,812)	—	—	(4,812)
Utilities	(2,044)	—	—	(2,044)
Total Liabilities	$(37,353)	$—	$—	$(37,353)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

##	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

112   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of two ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 06/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/10
Investments in Securities
Common Stocks — Financials	$—	$—	$(68)	$—	$2,714	$—	$—	$2,646

U.S. Large Cap Value Plus Fund	Balance as of 6/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/10
Investments in Securities
Common Stocks — Financials	$—	$—	$(25)	$—	$989	$—	$—	$964

Transfers into, or out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Large Cap Value Fund	$(68)
U.S. Large Cap Value Plus Fund	(25)

B.  Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2010 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,646	0.6%
U.S. Large Cap Value Plus Fund	964	0.4

C.  Futures Contracts — The Disciplined Equity Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   113

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of June 30, 2010, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Funds’ futures contracts activities during the period June 30, 2009 through June 30, 2010 (the “reporting period”), except as noted below:

U.S. Equity Fund increased its activity in futures contracts during the reporting period, with an average notional balance of approximately $34,102,000 and an ending notional balance of $137,256,000.

D.  Short Sales — U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, a Fund borrows securities from a broker. To close out a short position, a Fund must purchase the same securities at the current market price and deliver them to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Portfolio Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of June 30, 2010 the U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund had outstanding short sales as listed on their Schedules of Portfolio Investments.

E.  Securities Lending — Each Fund (except U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Large Cap Growth Fund and Large Cap Value Fund. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$55
Equity Income Fund	53
Growth and Income Fund	89
Large Cap Growth Fund	19
Large Cap Value Fund	5
U.S. Equity Fund	372

114   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities are marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedules of Portfolio Investments. At June 30 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Disciplined Equity Fund	$14,287	$14,837	$14,837
Equity Income Fund	22,925	23,763	23,763
Growth and Income Fund	32,660	33,865	33,865
Large Cap Growth Fund	7,114	7,467	7,467
Large Cap Value Fund	2,202	2,297	2,297
U.S. Equity Fund	114,421	118,761	118,761

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM and JPMorgan Investment Advisors Inc., previous advisor to certain Funds (collectively the “Advisors”) waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$25
Equity Income Fund	25
Growth and Income Fund	39
Large Cap Growth Fund	7
Large Cap Value Fund	3
U.S. Equity Fund	156

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Large Cap Growth Fund	$4
Large Cap Value Fund	2

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   115

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Equity Income Fund, which are declared and paid monthly, and the U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund which are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Disciplined Equity Fund	$(192,840)	$22	$192,818
Equity Income Fund	— (a)	(29)	29
Growth and Income Fund	(88)	(120)	208
Large Cap Growth Fund	(5,162)	874	4,288
Large Cap Value Fund	— (a)	50	(50)
U.S. Dynamic Plus Fund	—	273	(273)
U.S. Equity Fund	(5,615)	(61)	5,676
U.S. Large Cap Core Plus Fund	—	457	(457)
U.S. Large Cap Value Plus Fund	—	(8)	8

(a)	Amount rounds to less than $1,000.

116   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards (Disciplined Equity Fund, Large Cap Growth Fund and U.S. Equity Fund), investments in partnerships (Equity Income Fund), distributions from investments in real estate investment trusts (Disciplined Equity Fund, Growth and Income Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund), net operating loss (Large Cap Growth Fund), non-taxable special dividends (Growth and Income Fund), litigation income (Large Cap Growth Fund and Large Cap Value Fund) and dividend expense for securities sold short (U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Dynamic Plus Fund	1.25
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund, assuming all rights and responsibilities of JPMIA with respect to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2010, the annual effective rate of each Fund’s average daily net assets was as follows:

Disciplined Equity Fund	0.10%
Equity Income Fund	0.10
Growth and Income Fund	0.10
Large Cap Growth Fund	0.10
Large Cap Value Fund	0.10
U.S. Dynamic Plus Fund	0.09
U.S. Equity Fund	0.10
U.S. Large Cap Core Plus Fund	0.09
U.S. Large Cap Value Plus Fund	0.09

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   117

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%	n/a
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50%
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Dynamic Plus Fund	0.25	n/a	0.75	n/a
U.S. Equity Fund	0.25	0.75	0.75	0.50
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75	0.50
U.S. Large Cap Value Plus Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$1	$—
Equity Income Fund	33	19
Growth and Income Fund	19	15
Large Cap Growth Fund	29	47
Large Cap Value Fund	13	7
U.S. Dynamic Plus Fund	2	—	(a)
U.S. Equity Fund	210	33
U.S. Large Cap Core Plus Fund	253	47
U.S. Large Cap Value Plus Fund	2	—

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Equity Income Fund	0.25	0.25%	0.25%	n/a	n/a	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Dynamic Plus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
U.S. Large Cap Value Plus Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

118   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	n/a	0.45%	0.75%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	n/a	n/a	0.89	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	0.90	n/a
Large Cap Growth Fund	1.24	1.78	1.78	1.49%	0.79%	n/a	0.99	n/a
Large Cap Value Fund	1.24	1.99	1.99	1.49	0.79	n/a	0.99	n/a
U.S. Dynamic Plus Fund	1.40	n/a	1.90	n/a	n/a	n/a	1.15	n/a
U.S. Equity Fund	1.05	1.57	1.57	1.30	0.59	0.64	0.79	n/a
U.S. Large Cap Core Plus Fund	1.40	n/a	1.90	1.65	0.95	n/a	1.15	n/a
U.S. Large Cap Value Plus Fund	1.25	n/a	1.75	n/a	0.80	n/a	1.00	n/a

Prior to November 1, 2009, the contractual expense limitations for the U.S. Dynamic Plus Fund were 1.75%, 2.25% and 1.50% for Class A, Class C and Select Class Shares, respectively.

The contractual expense limitation agreements were in effect for the year ended June 30, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

During the period July 1, 2009 through October 31, 2009, the Advisor, Administrator and Distributor of U.S. Dynamic Plus Fund voluntarily agreed to waive fees and/or reimburse the U.S. Dynamic Plus Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the U.S. Dynamic Plus Fund’s average daily net assets as shown in the table below:

	Class A	Class C	Select Class
U.S. Dynamic Plus Fund	1.40%	1.90%	1.15%

For the year ended June 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$102	$114	$—	$216
Equity Income Fund	—	—	77	77
Growth and Income Fund	—	—	9	9
Large Cap Growth Fund	98	87	246	431
Large Cap Value Fund	1	—	—	1
U.S. Dynamic Plus Fund	346	47	365	758
U.S. Equity Fund	—	36	768	804
U.S. Large Cap Core Plus Fund	8,707	2,435	2,582	13,724
U.S. Large Cap Value Plus Fund	695	69	80	844

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$2	$3	$—	$5
Equity Income Fund	—	—	17	17
Large Cap Value Fund	—	—	1	1
U.S. Dynamic Plus Fund	109	16	—	125

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   119

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2010 (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Disciplined Equity Fund	$5
Equity Income Fund	5
Growth and Income Fund	6
Large Cap Growth Fund	21
Large Cap Value Fund	7
U.S. Dynamic Plus Fund	8
U.S. Equity Fund	67
U.S. Large Cap Core Plus Fund	244
U.S. Large Cap Value Plus Fund	6

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB made a payment to the Large Cap Growth Fund of approximately $26,000 and will make a payment to the U.S. Large Cap Core Plus Fund of approximately $170,000 relating to operational errors.

4. Investment Transactions

During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$383,843	$382,789	$363	$300	$—	$—
Equity Income Fund	76,452	72,417	—	—	—	—
Growth and Income Fund	119,091	145,943	—	—	—	—
Large Cap Growth Fund	346,423	470,471	—	—	—	—
Large Cap Value Fund	427,324	388,263	—	—	—	—
U.S. Dynamic Plus Fund	1,278,344	1,140,972	—	—	414,441	386,000
U.S. Equity Fund	2,573,858	1,741,534	11,054	50	—	—
U.S. Large Cap Core Plus Fund	7,514,342	6,409,609	—	—	2,398,049	2,198,549
U.S. Large Cap Value Plus Fund	333,360	143,093	—	—	55,869	27,364

120   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$240,944	$24,483	$8,762	$15,721
Equity Income Fund	176,003	33,889	3,963	29,926
Growth and Income Fund	300,568	35,620	18,833	16,787
Large Cap Growth Fund	416,078	116,524	11,248	105,276
Large Cap Value Fund	445,088	33,940	18,765	15,175
U.S. Dynamic Plus Fund	270,097	1,084	21,072	(19,988)
U.S. Equity Fund	2,657,068	156,824	102,708	54,116
U.S. Large Cap Core Plus Fund	6,193,150	272,803	328,372	(55,569)
U.S. Large Cap Value Plus Fund	270,306	8,397	14,771	(6,374)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and partnership basis outstanding (Equity Income Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2010, was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Total Distributions Paid
Disciplined Equity Fund	$3,854	$3,854
Equity Income Fund	4,108	4,108
Growth and Income Fund	4,285	4,285
Large Cap Value Fund	4,085	4,085
U.S. Dynamic Plus Fund	587	587
U.S. Equity Fund	23,587	23,587
U.S. Large Cap Core Plus Fund	32,973	32,973
U.S. Large Cap Value Plus Fund	1,938	1,938

The tax character of distributions paid during the fiscal year ended June 30, 2009, was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$4,845	$—	$4,485
Equity Income Fund	4,652	9,091	13,743
Growth and Income Fund	6,043	—	6,043
Large Cap Growth Fund	1,035	—	1,035
Large Cap Value Fund	11,454	—	11,454
U.S. Dynamic Plus Fund	211	—	211
U.S. Equity Fund	23,648	9,687	33,335
U.S. Large Cap Core Plus Fund	38,994	—	38,994
U.S. Large Cap Value Plus Fund	58	—	58

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$116	$(51,578)	$15,721
Equity Income Fund	379	(7,750)	29,926
Growth and Income Fund	4	(97,444)	16,787
Large Cap Growth Fund	—	(341,988)	105,276
Large Cap Value Fund	1,510	(154,549)	15,175
U.S. Dynamic Plus Fund	621	(433)	(16,744)
U.S. Equity Fund	5,082	(119,951)	54,116
U.S. Large Cap Core Plus Fund	9,947	(350,808)	(16,459)
U.S. Large Cap Value Plus Fund	2,581	20	(4,585)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals (Disciplined Equity Fund, Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Dynamic Plus Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Large Cap Value Plus Fund), distributions payable (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Value Fund), investments in partnerships (Equity Income Fund), trustee deferred compensation (Disciplined Equity Fund, Growth and Income Fund, Large Cap Growth Fund, U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund, U.S. Large Cap Value Plus Fund).

As of June 30, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2011	2012	2017	2018	Total
Disciplined Equity Fund	$44,113	$—	$7,465	$—	$51,578
Equity Income Fund	—	—	4,196	3,554	7,750
Growth and Income Fund	—	—	21,383	76,061	97,444
Large Cap Growth Fund (a)	291,921	896	—	49,171	341,988
Large Cap Value Fund	—	—	68,273	86,276	154,549
U.S. Dynamic Plus Fund	—	—	433	—	433
U.S. Equity Fund	—	—	61,043	58,908	119,951
U.S. Large Cap Core Plus Fund	—	—	143,770	207,038	350,808

(a)	Includes approximately $1,634,000 of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended June 30, 2010, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund (a)	$5,709
U.S. Dynamic Plus Fund	8,475
U.S. Large Cap Value Plus Fund	418

(a)	Acquired from JPMorgan SmartIndex Fund.

During the year ended June 30, 2010, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund (a)	$192,840
Large Cap Growth Fund (b)	4,497
U.S. Equity Fund (c)	5,615

(a)	Acquired from JPMorgan SmartIndex Fund.

(b)	Acquired from JPMorgan Equity Growth Fund.

(c)	Acquired from JPMorgan Core Equity Fund.

122   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility or another fund at June 30, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund, Large Cap Growth Fund, U.S. Dynamic Plus Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund.

Additionally, U.S. Large Cap Core Plus Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	73.0%
Equity Income Fund	12.3%	n/a	n/a
Large Cap Growth Fund	n/a	45.8%	n/a
Large Cap Value Fund	n/a	87.4	n/a
U.S. Dynamic Plus Fund	n/a	37.0	21.5
U.S. Equity Fund	n/a	23.5	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of June 30, 2010, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged substantially all of their assets for securities sold short to Credit Suisse Group.

As of June 30, 2010, the U.S. Large Cap Value Plus Fund pledged substantially all of its assets for securities sold short to Merrill Lynch & Co., Inc.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

For the year ended June 30, 2010, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	09/21/09	$6,506	Subscription in-kind
U.S. Equity Fund	09/30/09	17,518	Subscription in-kind

For the year ended June 30, 2009, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	07/10/08	$1,905	Subscription in-kind
U.S. Equity Fund	11/20/08	4,758	Subscription in-kind

124   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Dynamic Plus Fund (formerly JPMorgan Intrepid Plus Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Large Cap Value Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows (for JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Large Cap Value Plus Fund) and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Growth and Income Fund, JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Large Cap Value Plus Fund (each a separate fund of JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2010, the results of each of their operations and their cash flows (for JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Large Cap Value Plus Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 26, 2010

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   125

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

126   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   127

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

128   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010 and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$930.10	$4.07	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Institutional Class
Actual	1,000.00	932.70	2.16	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Select Class
Actual	1,000.00	932.00	2.87	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Ultra Class
Actual	1,000.00	932.40	1.68	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

Equity Income Fund
Class A
Actual	1,000.00	963.60	5.70	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class B
Actual	1,000.00	962.20	8.12	1.67
Hypothetical	1,000.00	1,016.51	8.35	1.67
Class C
Actual	1,000.00	961.00	8.12	1.67
Hypothetical	1,000.00	1,016.51	8.35	1.67
Select Class
Actual	1,000.00	966.90	4.10	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   129

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Growth and Income Fund
Class A
Actual	$1,000.00	$945.80	$5.60	1.16%
Hypothetical	1,000.00	1,019.04	5.81	1.16
Class B
Actual	1,000.00	943.40	8.00	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66
Class C
Actual	1,000.00	943.60	8.00	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66
Select Class
Actual	1,000.00	947.10	4.25	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88

Large Cap Growth Fund
Class A
Actual	1,000.00	926.40	5.92	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	924.50	8.45	1.77
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class C
Actual	1,000.00	924.50	8.45	1.77
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class R2
Actual	1,000.00	925.60	7.11	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	928.90	3.78	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	928.30	4.73	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Large Cap Value Fund
Class A
Actual	1,000.00	920.50	5.14	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class B
Actual	1,000.00	918.80	7.52	1.58
Hypothetical	1,000.00	1,016.96	7.90	1.58
Class C
Actual	1,000.00	918.90	7.52	1.58
Hypothetical	1,000.00	1,016.96	7.90	1.58
Class R2
Actual	1,000.00	919.20	6.33	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class R5
Actual	1,000.00	923.80	3.01	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Select Class
Actual	1,000.00	922.70	3.96	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83

130   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$897.60	$9.13	1.94%
Hypothetical	1,000.00	1,015.17	9.69	1.94
Class C
Actual	1,000.00	895.80	11.23	2.39
Hypothetical	1,000.00	1,012.94	11.93	2.39
Select Class
Actual	1,000.00	898.70	7.91	1.68
Hypothetical	1,000.00	1,016.46	8.40	1.68

U.S. Equity Fund
Class A
Actual	1,000.00	921.40	5.00	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class B
Actual	1,000.00	919.00	7.47	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
Class C
Actual	1,000.00	919.30	7.47	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
Class R2
Actual	1,000.00	921.10	6.19	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	923.50	2.81	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Institutional Class
Actual	1,000.00	924.30	3.05	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Select Class
Actual	1,000.00	923.60	3.77	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	923.80	9.64	2.02
Hypothetical	1,000.00	1,014.78	10.09	2.02
Class C
Actual	1,000.00	921.30	11.96	2.51
Hypothetical	1,000.00	1,012.35	12.52	2.51
Class R2
Actual	1,000.00	923.00	10.78	2.26
Hypothetical	1,000.00	1,013.59	11.28	2.26
Class R5
Actual	1,000.00	925.90	7.64	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Select Class
Actual	1,000.00	925.20	8.50	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   131

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
U.S. Large Cap Value Plus Fund
Class A
Actual	$1,000.00	$921.50	$7.96	1.67%
Hypothetical	1,000.00	1,016.51	8.35	1.67
Class C
Actual	1,000.00	919.00	10.33	2.17
Hypothetical	1,000.00	1,014.03	10.84	2.17
Class R5
Actual	1,000.00	923.40	5.87	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Select Class
Actual	1,000.00	922.40	6.77	1.42
Hypothetical	1,000.00	1,017.75	7.10	1.42

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

132   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010:

Dividends Received Deduction
Disciplined Equity Fund	99.74%
Equity Income Fund	100.00
Growth and Income Fund	100.00
Large Cap Value Fund	100.00
U.S. Dynamic Plus Fund	100.00
U.S. Equity Fund	100.00
U.S. Large Cap Core Plus Fund	100.00
U.S. Large Cap Value Plus Fund	78.04

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$3,854
Equity Income Fund	4,108
Growth and Income Fund	4,285
Large Cap Value Fund	4,085
U.S. Dynamic Plus Fund	587
U.S. Equity Fund	23,587
U.S. Large Cap Core Plus Fund	32,973
U.S. Large Cap Value Plus Fund	1,264

JUNE 30, 2010        J.P. MORGAN LARGE CAP FUNDS   133

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

134   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2010

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-LCE-610

Annual Report

J.P. Morgan U.S. Equity Funds

June 30, 2010

JPMorgan Diversified Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	28
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	47
Trustees	48
Officers	50
Schedule of Shareholder Expenses	51
Tax Letter	52
Privacy Policy	53

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets and offered renewed confidence that the worst of the financial crisis was over.

“In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news as well as renewed deflation concerns. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory

The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Economic concerns drive investors to longer-dated Treasuries

Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8%, and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 1

JPMorgan Diversified Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	15.33%
S&P 500 Index	14.43%
Diversified Composite Benchmark	12.82%

Net Assets as of 6/30/2010 (In Thousands)	$490,474

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

MARKET OVERVIEW

Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

Despite falling victim to this widespread risk aversion, U.S. stocks posted solid gains for the reporting period. Investor sentiment was supported by strong corporate earnings, as a significant number of companies listed in the S&P 500 Index reported better-than-expected revenue for the first quarter of 2010. U.S. mid cap stocks gained more than U.S. large and small cap stocks during the reporting period, while value stocks outperformed growth stocks across asset classes.

In U.S. fixed income markets, high yield bonds (also known as “junk bonds”) performed the strongest, as spreads continued to narrow following investors improving sentiment after the March 2009 bottom. The returning risk aversion late in the reporting period led many investors to seek haven in U.S. Treasuries, sending their prices higher and yields sharply lower. The yield for a 10-Year U.S. Treasury note fell below 3.00% for the first time since April 2009, while the yield for 2-Year notes fell to a historical low.

FUND PERFORMANCE

The JPMorgan Diversified Fund (Institutional Class Shares) outperformed the S&P 500 Index, its broad based equity benchmark, and outperformed its diversified composite benchmark for the twelve months ended June 30, 2010. The Fund’s diversified composite benchmark is a customized composite benchmark that is a blend of equity and fixed income benchmarks, consisting of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index.

To expose the Fund to asset classes that the Fund’s portfolio managers believed were attractive, they used a rigorous, systematic screening and selection process to choose underlying funds in their construction of the Fund’s portfolio. This process added value during the reporting period as many of the underlying funds outperformed their respective benchmarks, most notably the JPMorgan Value Advantage Fund. The JPMorgan Value Advantage Fund invested across the small-cap, mid-cap and large cap universes and produced strong absolute returns and relative returns versus its benchmark. However, although the Fund’s specific investments in the JPMorgan Emerging Markets Equity Fund and the JPMorgan High Yield Fund posted strong absolute returns, they underperformed their respective benchmarks. Each of these funds invested in higher quality securities within their respective asset classes and were hurt as lower quality securities rebounded the strongest following the rally after the March 2009 market bottom. From an asset allocation perspective, the Fund’s investment in high yield bonds and emerging market equities contributed to relative performance because of their strong absolute returns versus other asset classes.

HOW THE FUND WAS MANAGED

The Fund targeted a long-term strategic asset allocation that consists of the following weights: 39% in U.S. large-cap equity, 8% in U.S. small-cap equity, 2% in real estate investment trusts (REITs), 16% in international equity (including emerging markets equities) and 35% in fixed income.

Within equities, the Fund’s portfolio managers preferred emerging market equities, as they believed that these stocks would benefit from continued economic growth in emerging markets. Among fixed-income securities, the Fund’s portfolio managers preferred high yield bonds, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective.

2 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan Value Advantage Fund, Institutional Class Shares	6.3%
2.	JPMorgan High Yield Fund, Ultra Shares	5.1
3.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4.0
4.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	1.5
5.	U.S. Treasury Bonds, 6.250%, 08/15/23	1.3
6.	U.S. Treasury Bonds, 5.375%, 02/15/31	1.2
7.	U.S. Treasury Notes, 3.250%, 12/31/16	1.2
8.	Apple, Inc.	1.1
9.	U.S. Treasury Notes, 2.625%, 02/29/16	1.0
10.	JPMorgan Realty Income Fund, Institutional Class Shares	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Investment Companies	18.6%
Financials	11.1
Information Technology	9.5
U.S. Treasury Obligations	8.2
Collateralized Mortgage Obligations	8.2
Consumer Discretionary	6.5
Industrials	5.9
Health Care	5.5
Energy	4.5
Consumer Staples	4.2
Utilities	2.6
Materials	2.4
Telecommunication Services	2.4
Others (each less than 1.0%)	1.7
Short-Term Investment	8.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 3

JPMorgan Diversified Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/23/03
Without Sales Charge		14.81%	2.66%	1.57%
With Sales Charge*		8.82	1.56	1.03
CLASS B SHARES	3/23/03
Without CDSC		14.16	2.14	1.17
With CDSC**		9.16	1.77	1.17
CLASS C SHARES	3/23/03
Without CDSC		14.20	2.11	1.16
With CDSC***		13.20	2.11	1.16
INSTITUTIONAL CLASS SHARES	9/10/93	15.33	3.15	2.04
SELECT CLASS SHARES	9/10/01	15.14	2.92	1.78

*	Sales Charge for Class A Shares is 5.25%. Effective September 27, 2010, the sales charge for Class A Shares will be 4.50%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to 9/7/01, the Fund operated in a master-feeder structure. The returns for the Institutional Class Shares before 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Diversified Composite Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 47.8%
		Consumer Discretionary — 5.7%
		Auto Components — 0.5%
10		Compagnie Generale des Etablissements Michelin, (France), Class B	711
4		Drew Industries, Inc. (a)	75
16		Gentex Corp.	282
55		Johnson Controls, Inc.	1,465
4		Superior Industries International, Inc.	54
			2,587
		Automobiles — 0.4%
16		Daimler AG, (Germany) (a)	821
4		Ford Motor Co. (a)	40
13		Harley-Davidson, Inc.	296
115		Nissan Motor Co., Ltd., (Japan) (a)	798
1		Tesla Motors, Inc. (a)	14
			1,969
		Diversified Consumer Services — 0.1%
5		Apollo Group, Inc., Class A (a)	211
11		Education Management Corp. (a)	163
7		Sotheby’s	149
			523
		Hotels, Restaurants & Leisure — 1.0%
21		Carnival Corp.	649
10		Carrols Restaurant Group, Inc. (a)	43
3		Cheesecake Factory, Inc. (The) (a)	65
4		Darden Restaurants, Inc.	137
1		DineEquity, Inc. (a)	39
50		Intercontinental Hotels Group plc, (United Kingdom)	787
13		International Game Technology	208
3		McDonald’s Corp.	177
5		Monarch Casino & Resort, Inc. (a)	52
6		O’Charley’s, Inc. (a)	34
1		PF Chang’s China Bistro, Inc.	56
18		Royal Caribbean Cruises Ltd. (a)	415
3		Ruby Tuesday, Inc. (a)	22
13		Sodexo, (France)	717
4		Starbucks Corp.	102
3		Starwood Hotels & Resorts Worldwide, Inc.	139
7		Wyndham Worldwide Corp.	141
24		Yum! Brands, Inc.	921
			4,704
		Household Durables — 0.5%
9		American Greetings Corp., Class A	171
2		Blyth, Inc.	72
1		CSS Industries, Inc.	12
23		Furniture Brands International, Inc. (a)	122
10		Harman International Industries, Inc. (a)	305
5		Helen of Troy Ltd., (Bermuda) (a)	110
4		Jarden Corp.	96
2		KB Home	18
6		La-Z-Boy, Inc. (a)	42
7		Leggett & Platt, Inc.	148
19		Lennar Corp., Class A	263
6		LG Electronics, Inc., (South Korea)	494
4		Lifetime Brands, Inc. (a)	64
2		Newell Rubbermaid, Inc.	31
—	(h)	NVR, Inc. (a)	33
2		Standard Pacific Corp. (a)	7
2		Tempur-Pedic International, Inc. (a)	49
10		Toll Brothers, Inc. (a)	169
2		Whirlpool Corp.	149
			2,355
		Internet & Catalog Retail — 0.3%
7		Amazon.com, Inc. (a)	765
5		Expedia, Inc.	103
9		HSN, Inc. (a)	206
2		NetFlix, Inc. (a)	205
			1,279
		Leisure Equipment & Products — 0.0% (g)
5		Arctic Cat, Inc. (a)	47
12		JAKKS Pacific, Inc. (a)	178
			225
		Media — 1.3%
28		Comcast Corp., Class A	493
2		Dex One Corp. (a)	36
8		DIRECTV, Class A (a)	271
—	(h)	Discovery Communications, Inc., Class A (a)	16
4		DISH Network Corp., Class A	73
31		Gannett Co., Inc.	421
4		Journal Communications, Inc., Class A (a)	17
7		LIN TV Corp., Class A (a)	40
8		PRIMEDIA, Inc.	23
1		ReachLocal, Inc. (a)	16
2		Scholastic Corp.	48
17		Sinclair Broadcast Group, Inc., Class A (a)	97
8		Time Warner Cable, Inc.	422
74		Time Warner, Inc.	2,143
4		Viacom, Inc., Class B	113

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Media — Continued
67		Walt Disney Co. (The)	2,125
			6,354
		Multiline Retail — 0.6%
4		Big Lots, Inc. (a)	129
7		Dillard’s, Inc., Class A	157
2		J.C. Penney Co., Inc.	53
8		Kohl’s Corp. (a)	363
19		Macy’s, Inc.	336
4		Nordstrom, Inc.	135
5		PPR, (France)	630
64		Takashimaya Co., Ltd., (Japan)	510
10		Target Corp.	497
			2,810
		Specialty Retail — 0.8%
3		Asbury Automotive Group, Inc. (a)	36
1		AutoZone, Inc. (a)	264
15		Borders Group, Inc. (a)	20
12		Cache, Inc. (a)	66
7		Charming Shoppes, Inc. (a)	25
2		Collective Brands, Inc. (a)	36
14		Conn’s, Inc. (a)	81
15		Dick’s Sporting Goods, Inc. (a)	381
1		Express, Inc. (a)	21
12		Finish Line, Inc. (The), Class A	173
5		GameStop Corp., Class A (a)	96
7		Gap, Inc. (The)	136
4		Haverty Furniture Cos., Inc.	50
7		Hot Topic, Inc.	37
6		J Crew Group, Inc. (a)	205
7		Limited Brands, Inc.	152
33		Lowe’s Cos., Inc.	677
7		MarineMax, Inc. (a)	51
2		Midas, Inc. (a)	18
22		OfficeMax, Inc. (a)	293
—	(h)	Rent-A-Center, Inc., Class A (a)	6
5		Signet Jewelers Ltd., (Bermuda) (a)	143
6		Sonic Automotive, Inc., Class A (a)	50
33		Staples, Inc.	621
1		TJX Cos., Inc.	60
19		Williams-Sonoma, Inc.	463
			4,161
		Textiles, Apparel & Luxury Goods — 0.2%
5		Coach, Inc.	177
8		Jones Apparel Group, Inc.	122
10		Liz Claiborne, Inc. (a)	41
2		Oxford Industries, Inc.	35
4		Perry Ellis International, Inc. (a)	83
5		Phillips-Van Heusen Corp.	250
2		Timberland Co. (The), Class A (a)	39
12		Unifi, Inc. (a)	45
4		V.F. Corp.	288
			1,080
		Total Consumer Discretionary	28,047
		Consumer Staples — 3.8%
		Beverages — 0.7%
41		Coca-Cola Co. (The)	2,074
14		Dr. Pepper Snapple Group, Inc.	512
2		National Beverage Corp.	21
5		PepsiCo, Inc.	296
8		Pernod-Ricard S.A., (France)	625
			3,528
		Food & Staples Retailing — 0.7%
14		CVS/Caremark Corp.	400
12		Great Atlantic & Pacific Tea Co. (a)	47
40		Koninklijke Ahold N.V., (Netherlands)	499
16		Kroger Co. (The)	308
1		Pantry, Inc. (The) (a)	20
6		Susser Holdings Corp. (a)	65
24		Sysco Corp.	690
5		Walgreen Co.	138
30		Wal-Mart Stores, Inc.	1,463
			3,630
		Food Products — 0.5%
6		Archer-Daniels-Midland Co.	142
3		B&G Foods, Inc., Class A	32
10		Del Monte Foods Co.	143
3		Dole Food Co., Inc. (a)	34
17		General Mills, Inc.	614
8		Kraft Foods, Inc., Class A	216
40		Unilever N.V. CVA, (Netherlands)	1,084
			2,265
		Household Products — 0.8%
7		Central Garden & Pet Co., Class A (a)	65
3		Energizer Holdings, Inc. (a)	126
15		Kimberly-Clark Corp.	932
36		Procter & Gamble Co. (The)	2,132
13		Reckitt Benckiser Group plc, (United Kingdom)	614
			3,869

SEE NOTES TO FINANCIAL STATEMENTS.

6 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Personal Products — 0.3%
8		Avon Products, Inc.	210
6		Herbalife Ltd., (Cayman Islands)	258
5		Prestige Brands Holdings, Inc. (a)	36
31		Shiseido Co., Ltd., (Japan)	685
			1,189
		Tobacco — 0.8%
23		Altria Group, Inc.	466
24		Imperial Tobacco Group plc, (United Kingdom)	670
—	(h)	Japan Tobacco, Inc., (Japan)	722
9		Lorillard, Inc.	632
36		Philip Morris International, Inc.	1,640
			4,130
		Total Consumer Staples	18,611
		Energy — 4.3%
		Energy Equipment & Services — 0.6%
1		Baker Hughes, Inc.	50
15		Cal Dive International, Inc. (a)	86
14		Cameron International Corp. (a)	440
1		CARBO Ceramics, Inc.	87
2		Complete Production Services, Inc. (a)	27
5		Dresser-Rand Group, Inc. (a)	142
1		Ensco plc, (United Kingdom), ADR	35
—	(h)	FMC Technologies, Inc. (a)	17
2		Geokinetics, Inc. (a)	7
2		Global Geophysical Services, Inc. (a)	15
15		Halliburton Co.	372
1		Helmerich & Payne, Inc.	36
6		Hercules Offshore, Inc. (a)	13
3		ION Geophysical Corp. (a)	9
10		Key Energy Services, Inc. (a)	95
11		Nabors Industries Ltd., (Bermuda) (a)	201
7		National Oilwell Varco, Inc.	227
1		Patterson-UTI Energy, Inc.	18
5		Pioneer Drilling Co. (a)	29
20		Schlumberger Ltd.	1,087
			2,993
		Oil, Gas & Consumable Fuels — 3.7%
4		Anadarko Petroleum Corp.	149
11		Apache Corp.	945
50		BG Group plc, (United Kingdom)	750
126		BP plc, (United Kingdom)	605
2		Brigham Exploration Co. (a)	25
103		Cairn Energy plc, (United Kingdom) (a)	632
29		Chevron Corp.	1,957
2		Cimarex Energy Co.	122
—	(h)	Clayton Williams Energy, Inc. (a)	8
7		Concho Resources, Inc. (a)	414
15		ConocoPhillips	753
14		Devon Energy Corp.	876
5		El Paso Corp.	50
12		EOG Resources, Inc.	1,209
63		Exxon Mobil Corp.	3,573
13		Forest Oil Corp. (a)	369
1		Frontline Ltd., (Bermuda)	34
—	(h)	Hess Corp.	16
105		JX Holdings, Inc., (Japan) (a)	520
2		Mariner Energy, Inc. (a)	52
2		McMoRan Exploration Co. (a)	27
3		Noble Energy, Inc.	206
22		Occidental Petroleum Corp.	1,707
25		Oilsands Quest, Inc., (Canada) (a)	15
10		Petroquest Energy, Inc. (a)	68
2		Rosetta Resources, Inc. (a)	30
74		Royal Dutch Shell plc, (Netherlands), Class A	1,857
38		Santos Ltd., (Australia)	401
9		Southwestern Energy Co. (a)	332
3		Spectra Energy Corp.	65
2		Stone Energy Corp. (a)	27
2		Swift Energy Co. (a)	57
1		Tesoro Corp.	8
1		Ultra Petroleum Corp. (a)	34
13		VAALCO Energy, Inc. (a)	72
1		W&T Offshore, Inc.	7
4		Williams Cos., Inc. (The)	71
1		World Fuel Services Corp.	36
			18,079
		Total Energy	21,072
		Financials — 8.0%
		Capital Markets — 1.3%
1		Affiliated Managers Group, Inc. (a)	85
14		Ameriprise Financial, Inc.	499
12		Apollo Investment Corp.	111
12		Bank of New York Mellon Corp. (The)	296
1		BlackRock, Inc.	194
23		Credit Suisse Group AG, (Switzerland)	861
9		Deutsche Bank AG, (Germany)	513
2		Federated Investors, Inc., Class B	33
1		Financial Engines, Inc. (a)	9
—	(h)	Franklin Resources, Inc.	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Capital Markets — Continued
1		Gladstone Capital Corp.	15
9		Goldman Sachs Group, Inc. (The)	1,120
7		Invesco Ltd.	123
7		Janus Capital Group, Inc.	62
19		Macquarie Group Ltd., (Australia)	590
107		Man Group plc, (United Kingdom)	356
29		Morgan Stanley	670
13		Och-Ziff Capital Management Group LLC, Class A	161
1		Oppenheimer Holdings, Inc., Class A	29
1		Piper Jaffray Cos. (a)	22
4		Pzena Investment Management, Inc., Class A	26
8		State Street Corp.	272
7		T. Rowe Price Group, Inc.	294
14		TD AMERITRADE Holding Corp. (a)	216
			6,589
		Commercial Banks — 2.7%
2		1st Source Corp.	25
3		1st United Bancorp, Inc. (a)	18
3		BancFirst Corp.	124
113		Banco Santander S.A., (Spain)	1,188
29		BB&T Corp.	760
16		BNP Paribas, (France)	849
3		Cathay General Bancorp	30
1		Central Pacific Financial Corp. (a)	1
357		China Merchants Bank Co., Ltd., (China), Class H	853
4		City Holding Co.	100
1		CoBiz Financial, Inc.	9
1		Comerica, Inc.	48
5		Fifth Third Bancorp	57
1		Financial Institutions, Inc.	23
2		First Bancorp (a)	1
4		First Financial Bancorp	57
1		First Interstate Bancsystem, Inc.	22
1		First Merchants Corp.	9
5		FNB Corp.	41
171		Governor & Co. of the Bank of Ireland (The), (Ireland) (a)	138
1		Heartland Financial USA, Inc.	24
115		HSBC Holdings plc, (United Kingdom)	1,050
—	(h)	Hudson Valley Holding Corp.	10
15		KBC Groep N.V., (Belgium) (a)	591
1		Lakeland Financial Corp.	16
820		Lloyds Banking Group plc, (United Kingdom) (a)	648
3		Nara Bancorp, Inc. (a)	21
7		PNC Financial Services Group, Inc.	418
8		Popular, Inc. (a)	20
2		Sierra Bancorp	19
4		Simmons First National Corp., Class A	100
69		South Financial Group, Inc. (The)	19
9		Southwest Bancorp, Inc.	122
5		Suffolk Bancorp	142
19		Sumitomo Mitsui Financial Group, Inc., (Japan)	537
1		SunTrust Banks, Inc.	16
5		Susquehanna Bancshares, Inc.	41
4		SVB Financial Group (a)	155
10		TCF Financial Corp.	161
47		U.S. Bancorp	1,053
1		UMB Financial Corp.	32
332		UniCredit S.p.A., (Italy)	733
122		Wells Fargo & Co.	3,113
2		West Bancorp., Inc. (a)	14
			13,408
		Consumer Finance — 0.4%
3		Advance America Cash Advance Centers, Inc.	11
19		American Express Co.	758
16		Capital One Financial Corp.	648
—	(h)	CompuCredit Holdings Corp.	2
1		Credit Acceptance Corp. (a)	63
7		Dollar Financial Corp. (a)	133
3		World Acceptance Corp. (a)	111
			1,726
		Diversified Financial Services — 1.2%
203		Bank of America Corp.	2,918
314		Citigroup, Inc. (a)	1,182
3		CME Group, Inc.	744
112		ING Groep N.V. CVA, (Netherlands) (a)	827
4		Marlin Business Services Corp. (a)	50
1		NYSE Euronext	25
4		PHH Corp. (a)	74
1		Portfolio Recovery Associates, Inc. (a)	47
			5,867
		Insurance — 1.5%
20		ACE Ltd., (Switzerland)	1,032
7		Aflac, Inc.	288
5		American Equity Investment Life Holding Co.	56
1		Argo Group International Holdings Ltd., (Bermuda)	35
1		Aspen Insurance Holdings Ltd., (Bermuda)	15
33		AXA S.A., (France)	503
1		Axis Capital Holdings Ltd., (Bermuda)	36

SEE NOTES TO FINANCIAL STATEMENTS.

8 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — Continued
11		Berkshire Hathaway, Inc., Class B (a)	903
14		CNO Financial Group, Inc. (a)	70
1		Delphi Financial Group, Inc., Class A	34
4		Endurance Specialty Holdings Ltd., (Bermuda)	143
—	(h)	Everest Re Group Ltd., (Bermuda)	30
2		Genworth Financial, Inc., Class A (a)	30
3		Harleysville Group, Inc.	84
3		Hartford Financial Services Group, Inc.	55
6		Lincoln National Corp.	152
3		Meadowbrook Insurance Group, Inc.	22
12		MetLife, Inc.	469
1		Navigators Group, Inc. (a)	49
4		Platinum Underwriters Holdings Ltd., (Bermuda)	131
1		Primerica, Inc. (a)	17
1		ProAssurance Corp. (a)	74
16		Prudential Financial, Inc.	868
35		QBE Insurance Group Ltd., (Australia)	534
7		RenaissanceRe Holdings Ltd., (Bermuda)	397
1		Symetra Financial Corp.	17
16		XL Capital Ltd., (Bermuda), Class A	259
4		Zurich Financial Services AG, (Switzerland)	807
			7,110
		Real Estate Investment Trusts (REITs) — 0.5%
1		Alexandria Real Estate Equities, Inc.	63
1		American Capital Agency Corp.	32
6		Anworth Mortgage Asset Corp.	45
3		Apartment Investment & Management Co., Class A	60
—	(h)	Associated Estates Realty Corp.	4
1		BioMed Realty Trust, Inc.	22
1		Colonial Properties Trust	11
7		DCT Industrial Trust, Inc.	30
1		Developers Diversified Realty Corp.	14
4		DiamondRock Hospitality Co. (a)	32
3		Digital Realty Trust, Inc.	162
2		Duke Realty Corp.	21
—	(h)	DuPont Fabros Technology, Inc.	1
2		EastGroup Properties, Inc.	82
4		Education Realty Trust, Inc.	21
12		FelCor Lodging Trust, Inc. (a)	58
1		Home Properties, Inc.	63
4		Hospitality Properties Trust	76
1		Kimco Realty Corp.	16
10		Lexington Realty Trust	61
6		LTC Properties, Inc.	146
14		MFA Financial, Inc.	101
—	(h)	Mid-America Apartment Communities, Inc.	10
15		MPG Office Trust, Inc. (a)	45
6		Pennsylvania Real Estate Investment Trust	75
5		ProLogis	51
2		PS Business Parks, Inc.	84
1		Public Storage	87
7		Ramco-Gershenson Properties Trust	73
4		Realty Income Corp.	118
2		Saul Centers, Inc.	85
6		Senior Housing Properties Trust	114
2		Simon Property Group, Inc.	193
12		Strategic Hotels & Resorts, Inc. (a)	53
11		Sunstone Hotel Investors, Inc. (a)	106
1		Taubman Centers, Inc.	38
7		UDR, Inc.	138
—	(h)	Universal Health Realty Income Trust	7
			2,398
		Real Estate Management & Development — 0.4%
284		China Overseas Land & Investment Ltd., (Hong Kong)	529
240		China Resources Land Ltd., (Hong Kong)	451
144		Hang Lung Properties Ltd., (Hong Kong)	551
37		Sun Hung Kai Properties Ltd., (Hong Kong)	506
			2,037
		Thrifts & Mortgage Finance — 0.0% (g)
2		Astoria Financial Corp.	27
6		MGIC Investment Corp. (a)	42
3		OceanFirst Financial Corp.	39
4		Ocwen Financial Corp. (a)	41
2		Radian Group, Inc.	14
			163
		Total Financials	39,298
		Health Care — 5.4%
		Biotechnology — 0.8%
2		Affymax, Inc. (a)	11
7		Alexion Pharmaceuticals, Inc. (a)	339
8		Amgen, Inc. (a)	423
6		Anadys Pharmaceuticals, Inc. (a)	12
8		Ariad Pharmaceuticals, Inc. (a)	23
6		ArQule, Inc. (a)	26
4		BioCryst Pharmaceuticals, Inc. (a)	22
11		Biogen Idec, Inc. (a)	522
1		BioMarin Pharmaceutical, Inc. (a)	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Biotechnology — Continued
30		Celgene Corp. (a)	1,516
2		Cephalon, Inc. (a)	130
1		Chelsea Therapeutics International, Inc. (a)	4
5		Cytokinetics, Inc. (a)	12
2		Gilead Sciences, Inc. (a)	59
16		Idenix Pharmaceuticals, Inc. (a)	78
3		Immunomedics, Inc. (a)	9
6		Incyte Corp., Ltd. (a)	66
12		Intercell AG, (Austria) (a)	225
7		MannKind Corp. (a)	43
6		Medivation, Inc. (a)	57
7		Molecular Insight Pharmaceuticals, Inc. (a)	12
2		Pharmasset, Inc. (a)	44
2		Regeneron Pharmaceuticals, Inc. (a)	47
4		Savient Pharmaceuticals, Inc. (a)	53
4		Seattle Genetics, Inc. (a)	52
5		Tengion, Inc. (a)	17
5		Theravance, Inc. (a)	57
			3,878
		Health Care Equipment & Supplies — 0.6%
4		American Medical Systems Holdings, Inc. (a)	88
1		Becton, Dickinson & Co.	49
5		Boston Scientific Corp. (a)	30
1		Cantel Medical Corp.	23
13		Covidien plc, (Ireland)	515
2		DynaVox, Inc., Class A (a)	29
12		Endologix, Inc. (a)	55
3		GenMark Diagnostics, Inc. (a)	13
8		Greatbatch, Inc. (a)	172
3		Hospira, Inc. (a)	161
4		Immucor, Inc. (a)	69
13		Insulet Corp. (a)	201
3		Kinetic Concepts, Inc. (a)	120
19		Medtronic, Inc.	690
2		MELA Sciences, Inc. (a)	15
3		Micrus Endovascular Corp. (a)	60
1		Orthofix International N.V., (Netherlands) (a)	38
6		Sirona Dental Systems, Inc. (a)	220
1		Stryker Corp.	48
2		Teleflex, Inc.	87
9		Thoratec Corp. (a)	377
19		TomoTherapy, Inc. (a)	61
1		TranS1, Inc. (a)	3
			3,124
		Health Care Providers & Services — 1.3%
16		Aetna, Inc.	413
2		America Service Group, Inc.	26
2		American Dental Partners, Inc. (a)	21
1		AMERIGROUP Corp. (a)	39
1		Brookdale Senior Living, Inc. (a)	21
21		Cardinal Health, Inc.	721
4		CIGNA Corp.	129
4		Community Health Systems, Inc. (a)	145
17		Cross Country Healthcare, Inc. (a)	154
5		DaVita, Inc. (a)	312
2		Emergency Medical Services Corp., Class A (a)	73
11		Emeritus Corp. (a)	186
12		Express Scripts, Inc. (a)	569
5		Health Net, Inc. (a)	132
3		Humana, Inc. (a)	128
—	(h)	Laboratory Corp. of America Holdings (a)	28
10		Lincare Holdings, Inc. (a)	332
4		Magellan Health Services, Inc. (a)	138
9		McKesson Corp.	624
11		Medco Health Solutions, Inc. (a)	590
30		Nighthawk Radiology Holdings, Inc. (a)	78
5		Omnicare, Inc.	109
3		Providence Service Corp. (The) (a)	43
1		Quest Diagnostics, Inc.	32
9		Res-Care, Inc. (a)	86
3		Triple-S Management Corp., Class B (a)	48
33		UnitedHealth Group, Inc.	941
8		WellPoint, Inc. (a)	382
			6,500
		Health Care Technology — 0.0% (g)
2		Medidata Solutions, Inc. (a)	32
4		MedQuist, Inc.	32
			64
		Life Sciences Tools & Services — 0.1%
9		Affymetrix, Inc. (a)	51
2		eResearchTechnology, Inc. (a)	18
1		Mettler-Toledo International, Inc., (Switzerland) (a)	89
2		PerkinElmer, Inc.	39
8		Thermo Fisher Scientific, Inc. (a)	383
			580
		Pharmaceuticals — 2.6%
40		Abbott Laboratories	1,888
2		Acura Pharmaceuticals, Inc. (a)	4
2		Ardea Biosciences, Inc. (a)	41

SEE NOTES TO FINANCIAL STATEMENTS.

10 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — Continued
15	Bayer AG, (Germany)	862
4	Biodel, Inc. (a)	14
23	Biovail Corp., (Canada)	439
1	Bristol-Myers Squibb Co.	30
4	Cadence Pharmaceuticals, Inc. (a)	29
2	Cardiome Pharma Corp., (Canada) (a)	16
5	Endo Pharmaceuticals Holdings, Inc. (a)	105
60	GlaxoSmithKline plc, (United Kingdom)	1,024
13	Javelin Pharmaceuticals, Inc. (a)	29
5	Johnson & Johnson	301
3	King Pharmaceuticals, Inc. (a)	22
2	MAP Pharmaceuticals, Inc. (a)	24
83	Merck & Co., Inc.	2,901
3	Mylan, Inc. (a)	57
1	Optimer Pharmaceuticals, Inc. (a)	5
112	Pfizer, Inc.	1,591
7	Roche Holding AG, (Switzerland)	917
14	Sanofi-Aventis S.A., (France)	844
20	Shire plc, (Ireland)	403
16	Teva Pharmaceutical Industries Ltd., (Israel), ADR	850
9	Warner Chilcott plc, (Ireland), Class A (a)	208
2	XenoPort, Inc. (a)	15
		12,619
	Total Health Care	26,765
	Industrials — 5.4%
	Aerospace & Defense — 1.0%
6	Boeing Co. (The)	407
5	Cubic Corp.	178
4	GenCorp, Inc. (a)	16
9	General Dynamics Corp.	515
6	Goodrich Corp.	364
6	HEICO Corp.	204
25	Honeywell International, Inc.	971
3	Precision Castparts Corp.	281
30	United Technologies Corp.	1,972
		4,908
	Air Freight & Logistics — 0.0% (g)
1	Hub Group, Inc., Class A (a)	36
5	Pacer International, Inc. (a)	35
2	United Parcel Service, Inc., Class B	119
		190
	Airlines — 0.2%
1	Continental Airlines, Inc., Class B (a)	24
39	Delta Air Lines, Inc. (a)	463
16	Hawaiian Holdings, Inc. (a)	81
7	Southwest Airlines Co.	81
4	UAL Corp. (a)	74
		723
	Building Products — 0.3%
16	Daikin Industries Ltd., (Japan)	488
3	Gibraltar Industries, Inc. (a)	26
5	Insteel Industries, Inc.	55
8	Lennox International, Inc.	341
120	Nippon Sheet Glass Co. Ltd., (Japan)	294
3	Quanex Building Products Corp.	58
7	Trex Co., Inc. (a)	148
		1,410
	Commercial Services & Supplies — 0.1%
12	ACCO Brands Corp. (a)	59
6	American Reprographics Co. (a)	52
1	ATC Technology Corp. (a)	23
2	Consolidated Graphics, Inc. (a)	99
4	Deluxe Corp.	77
1	G&K Services, Inc., Class A	29
10	Knoll, Inc.	133
2	Metalico, Inc. (a)	8
7	R.R. Donnelley & Sons Co.	113
1	Standard Parking Corp. (a)	16
5	Standard Register Co. (The)	16
1	Steelcase, Inc., Class A	9
		634
	Construction & Engineering — 0.0% (g)
3	Dycom Industries, Inc. (a)	25
8	EMCOR Group, Inc. (a)	181
		206
	Electrical Equipment — 0.5%
2	Acuity Brands, Inc.	62
3	Cooper Industries plc	123
3	Emerson Electric Co.	113
15	Generac Holdings, Inc. (a)	204
134	Mitsubishi Electric Corp., (Japan)	1,046
6	Schneider Electric S.A., (France)	638
4	Thomas & Betts Corp. (a)	132
		2,318
	Industrial Conglomerates — 0.8%
2	3M Co.	162
46	Cookson Group plc, (United Kingdom) (a)	265

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Industrial Conglomerates — Continued
78		General Electric Co.	1,120
105		Hutchison Whampoa Ltd., (Hong Kong)	646
28		Koninklijke Philips Electronics N.V., (Netherlands)	831
36		Ruukki Group OYJ, (Finland) (a)	69
3		Standex International Corp.	63
17		Textron, Inc.	285
3		Tredegar Corp.	54
13		Tyco International Ltd., (Switzerland)	446
			3,941
		Machinery — 1.0%
2		AGCO Corp. (a)	66
1		Cascade Corp.	36
7		Cummins, Inc.	468
18		Deere & Co.	979
1		Douglas Dynamics, Inc. (a)	15
5		Eaton Corp.	353
3		Joy Global, Inc.	145
86		Kubota Corp., (Japan)	660
4		Mueller Industries, Inc.	89
—	(h)	NACCO Industries, Inc., Class A	18
4		Nordson Corp.	219
5		Oshkosh Corp. (a)	140
18		PACCAR, Inc.	714
13		Parker Hannifin Corp.	739
4		Sauer-Danfoss, Inc. (a)	48
2		Toro Co. (The)	118
3		Trimas Corp. (a)	36
7		Wabtec Corp.	262
			5,105
		Marine — 0.0% (g)
18		Horizon Lines, Inc., Class A	75
		Professional Services — 0.2%
59		Experian plc, (Ireland)	515
8		Robert Half International, Inc.	181
26		SFN Group, Inc. (a)	141
			837
		Road & Rail — 0.8%
23		Avis Budget Group, Inc. (a)	230
6		Canadian National Railway Co., (Canada)	343
1		Celadon Group, Inc. (a)	14
1		Con-way, Inc.	42
7		CSX Corp.	332
10		East Japan Railway Co., (Japan)	646
1		Heartland Express, Inc.	9
7		Landstar System, Inc.	280
29		Norfolk Southern Corp.	1,532
5		Union Pacific Corp.	356
			3,784
		Trading Companies & Distributors — 0.5%
4		Aircastle Ltd.	28
3		Applied Industrial Technologies, Inc.	63
166		Marubeni Corp., (Japan)	851
62		Mitsui & Co., Ltd., (Japan)	726
3		TAL International Group, Inc.	63
5		W.W. Grainger, Inc.	507
9		WESCO International, Inc. (a)	305
			2,543
		Total Industrials	26,674
		Information Technology — 9.4%
		Communications Equipment — 0.9%
2		Arris Group, Inc. (a)	25
3		Aviat Networks, Inc. (a)	11
3		Black Box Corp.	89
—	(h)	Calix, Inc. (a)	2
120		Cisco Systems, Inc. (a)	2,556
4		Emulex Corp. (a)	37
5		InterDigital, Inc. (a)	118
24		Juniper Networks, Inc. (a)	540
2		Meru Networks, Inc. (a)	18
6		Oplink Communications, Inc. (a)	92
1		Plantronics, Inc.	31
23		QUALCOMM, Inc.	758
			4,277
		Computers & Peripherals — 2.4%
23		Apple, Inc. (a)	5,666
18		Dell, Inc. (a)	214
2		Electronics for Imaging, Inc. (a)	20
37		EMC Corp. (a)	675
85		Fujitsu Ltd., (Japan)	531
87		Hewlett-Packard Co.	3,771
5		Imation Corp. (a)	48
2		Lexmark International, Inc., Class A (a)	79
7		NetApp, Inc. (a)	279
3		Novatel Wireless, Inc. (a)	17
7		Quantum Corp. (a)	14
4		SanDisk Corp. (a)	181
7		Seagate Technology, (Cayman Islands) (a)	95

SEE NOTES TO FINANCIAL STATEMENTS.

12 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — Continued
3	Western Digital Corp. (a)	104
		11,694
	Electronic Equipment, Instruments & Components — 0.7%
2	Agilysys, Inc.	11
10	Amphenol Corp., Class A	406
1	Anixter International, Inc. (a)	34
15	Brightpoint, Inc. (a)	102
7	Checkpoint Systems, Inc. (a)	128
4	Coherent, Inc. (a)	151
42	Corning, Inc.	678
2	CTS Corp.	15
1	Electro Rent Corp.	13
26	FUJIFILM Holdings Corp., (Japan)	763
86	Hon Hai Precision Industry Co., Ltd., (Taiwan), GDR (a)	617
10	Methode Electronics, Inc.	95
2	Newport Corp. (a)	15
1	OSI Systems, Inc. (a)	39
4	Power-One, Inc. (a)	24
106	Premier Farnell plc, (United Kingdom)	348
1	RadiSys Corp. (a)	11
3	Technitrol, Inc.	9
2	TTM Technologies, Inc. (a)	15
		3,474
	Internet Software & Services — 0.4%
1	Ancestry.com, Inc. (a)	19
1	DealerTrack Holdings, Inc. (a)	23
3	Equinix, Inc. (a)	248
4	Google, Inc., Class A (a)	1,667
2	Perficient, Inc. (a)	14
1	QuinStreet, Inc. (a)	6
2	Saba Software, Inc. (a)	10
3	Web.com Group, Inc. (a)	11
		1,998
	IT Services — 1.9%
4	Acxiom Corp. (a)	60
8	Alliance Data Systems Corp. (a)	455
23	Amdocs Ltd., (United Kingdom) (a)	608
10	Atos Origin S.A., (France) (a)	400
15	CGI Group, Inc., (Canada), Class A (a)	231
4	CIBER, Inc. (a)	11
22	Cognizant Technology Solutions Corp., Class A (a)	1,120
4	Computer Sciences Corp.	158
12	Convergys Corp. (a)	119
2	CSG Systems International, Inc. (a)	31
2	Gartner, Inc. (a)	35
4	Genpact Ltd., (Bermuda) (a)	68
3	Global Cash Access Holdings, Inc. (a)	18
1	Heartland Payment Systems, Inc.	21
14	Hewitt Associates, Inc., Class A (a)	490
13	Infosys Technologies Ltd., (India), ADR	752
27	International Business Machines Corp.	3,297
5	MasterCard, Inc., Class A	920
1	Ness Technologies, Inc., (Israel) (a)	4
1	SPS Commerce, Inc. (a)	9
1	Unisys Corp. (a)	28
7	VeriFone Systems, Inc. (a)	140
1	Visa, Inc., Class A	95
22	Western Union Co. (The)	331
		9,401
	Office Electronics — 0.2%
43	Ricoh Co., Ltd., (Japan)	548
53	Xerox Corp.	422
		970
	Semiconductors & Semiconductor Equipment — 1.4%
1	Advanced Energy Industries, Inc. (a)	17
4	Advanced Micro Devices, Inc. (a)	31
1	Alpha & Omega Semiconductor Ltd. (a)	10
2	Altera Corp.	47
4	Amkor Technology, Inc. (a)	19
12	Analog Devices, Inc.	328
19	Applied Materials, Inc.	226
2	Applied Micro Circuits Corp. (a)	20
17	ASML Holding N.V., (Netherlands)	457
21	Broadcom Corp., Class A	707
16	Cirrus Logic, Inc. (a)	246
2	Cymer, Inc. (a)	48
1	DSP Group, Inc. (a)	9
4	GSI Technology, Inc. (a)	21
3	Integrated Device Technology, Inc. (a)	12
26	Intel Corp.	497
45	Intersil Corp., Class A	539
10	Lam Research Corp. (a)	379
4	Lattice Semiconductor Corp. (a)	19
92	LSI Corp. (a)	424
47	Marvell Technology Group Ltd., (Bermuda) (a)	736
1	MaxLinear, Inc., Class A (a)	8
10	Micrel, Inc.	102
17	Novellus Systems, Inc. (a)	428

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Semiconductors & Semiconductor Equipment — Continued
2		Photronics, Inc. (a)	11
9		RF Micro Devices, Inc. (a)	36
2		Rudolph Technologies, Inc. (a)	12
2		Semtech Corp. (a)	26
24		Sumco Corp., (Japan) (a)	389
73		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	715
3		Texas Instruments, Inc.	64
—	(h)	Veeco Instruments, Inc. (a)	7
11		Xilinx, Inc.	269
			6,859
		Software — 1.5%
14		Aspen Technology, Inc. (a)	150
2		Blackboard, Inc. (a)	88
3		BroadSoft, Inc. (a)	27
1		CA, Inc.	13
—	(h)	Citrix Systems, Inc. (a)	16
5		Concur Technologies, Inc. (a)	231
6		EPIQ Systems, Inc. (a)	82
1		Fair Isaac Corp.	31
1		JDA Software Group, Inc. (a)	30
8		Manhattan Associates, Inc. (a)	223
179		Microsoft Corp.	4,111
2		MicroStrategy, Inc., Class A (a)	128
15		Monotype Imaging Holdings, Inc. (a)	133
6		Net 1 UEPS Technologies, Inc., (South Africa) (a)	75
2		Nintendo Co., Ltd., (Japan)	675
35		Oracle Corp.	760
—	(h)	Rovi Corp. (a)	5
1		SS&C Technologies Holdings, Inc. (a)	11
4		Symantec Corp. (a)	56
3		Take-Two Interactive Software, Inc. (a)	26
9		Taleo Corp., Class A (a)	227
2		TIBCO Software, Inc. (a)	29
6		Websense, Inc. (a)	108
			7,235
		Total Information Technology	45,908
		Materials — 2.2%
		Chemicals — 1.0%
1		Air Products & Chemicals, Inc.	43
1		Airgas, Inc.	37
1		CF Industries Holdings, Inc.	63
34		Dow Chemical Co. (The)	815
37		E.l. du Pont de Nemours & Co.	1,297
334		Huabao International Holdings Ltd., (Hong Kong)	427
1		Innophos Holdings, Inc.	37
17		Lanxess AG, (Germany)	706
4		Minerals Technologies, Inc.	195
4		Monsanto Co.	184
10		PolyOne Corp. (a)	88
1		PPG Industries, Inc.	40
9		Sherwin-Williams Co. (The)	601
14		Spartech Corp. (a)	144
			4,677
		Construction Materials — 0.1%
12		Lafarge S.A., (France)	634
		Containers & Packaging — 0.2%
1		Ball Corp.	37
11		Bemis Co., Inc.	308
1		Boise, Inc. (a)	5
3		Graham Packaging Co., Inc. (a)	35
5		Greif, Inc., Class A	257
2		Myers Industries, Inc.	19
2		Rock-Tenn Co., Class A	119
			780
		Metals & Mining — 0.9%
27		ArcelorMittal, (Luxembourg)	714
26		BHP Billiton plc, (United Kingdom)	681
4		Carpenter Technology Corp.	135
4		Cliffs Natural Resources, Inc.	174
7		First Quantum Minerals Ltd., (Canada)	334
25		Freeport-McMoRan Copper & Gold, Inc.	1,492
2		Haynes International, Inc.	68
2		Hecla Mining Co. (a)	12
27		Kinross Gold Corp., (Canada)	459
2		Metals USA Holdings Corp. (a)	30
8		Southern Copper Corp.	204
8		Titanium Metals Corp. (a)	132
9		Worthington Industries, Inc.	118
			4,553
		Paper & Forest Products — 0.0% (g)
4		Buckeye Technologies, Inc. (a)	43
1		Domtar Corp., (Canada)	34
3		Neenah Paper, Inc.	51
			128
		Total Materials	10,772

SEE NOTES TO FINANCIAL STATEMENTS.

14 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Telecommunication Services — 1.8%
		Diversified Telecommunication Services — 1.4%
59		AT&T, Inc.	1,439
265		BT Group plc, (United Kingdom), Class A	512
195		Cable & Wireless Worldwide plc, (United Kingdom)	253
7		CenturyLink, Inc.	248
7		Consolidated Communications Holdings, Inc.	126
39		Koninklijke KPN N.V., (Netherlands)	496
20		PAETEC Holding Corp. (a)	70
210		Singapore Telecommunications Ltd., (Singapore)	454
61		Telefonica S.A., (Spain)	1,124
356		Telekomunikasi Indonesia Tbk PT, (Indonesia)	301
19		tw telecom, inc. (a)	315
49		Verizon Communications, Inc.	1,380
			6,718
		Wireless Telecommunication Services — 0.4%
7		American Tower Corp., Class A (a)	291
128		Sprint Nextel Corp. (a)	542
6		USA Mobility, Inc.	72
606		Vodafone Group plc, (United Kingdom)	1,249
			2,154
		Total Telecommunication Services	8,872
		Utilities — 1.8%
		Electric Utilities — 0.4%
11		American Electric Power Co., Inc.	363
11		Edison International	352
4		El Paso Electric Co. (a)	70
3		Entergy Corp.	219
6		Exelon Corp.	221
10		NextEra Energy, Inc.	507
—	(h)	Northeast Utilities	8
26		NV Energy, Inc.	311
1		UniSource Energy Corp.	42
			2,093
		Gas Utilities — 0.3%
1		Laclede Group, Inc. (The)	17
1		New Jersey Resources Corp.	48
2		Nicor, Inc.	93
858		Perusahaan Gas Negara PT, (Indonesia)	363
2		Piedmont Natural Gas Co., Inc.	48
164		Snam Rete Gas S.p.A., (Italy)	655
1		Southwest Gas Corp.	41
			1,265
		Independent Power Producers & Energy Traders — 0.1%
5		AES Corp. (The) (a)	45
2		Constellation Energy Group, Inc.	60
66		International Power plc, (United Kingdom)	296
			401
		Multi-Utilities — 1.0%
1		Ameren Corp.	34
172		Centrica plc, (United Kingdom)	757
3		DTE Energy Co.	119
22		GDF Suez, (France)	639
93		National Grid plc, (United Kingdom)	677
8		NorthWestern Corp.	197
12		PG&E Corp.	502
20		Public Service Enterprise Group, Inc.	623
6		SCANA Corp.	222
12		Sempra Energy	543
17		Xcel Energy, Inc.	356
			4,669
		Water Utilities — 0.0% (g)
9		American Water Works Co., Inc.	195
		Total Utilities	8,623
		Total Common Stocks (Cost $225,229)	234,642
Preferred Stocks — 0.2%
		Consumer Discretionary — 0.2%
		Automobiles — 0.2%
11		Volkswagen AG, (Germany) (Cost $978)	939
Asset-Backed Securities — 0.8%
50		Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.450%, 05/15/14	50
60		Bank of America Auto Trust, Series 2010-2, Class A3, 1.310%, 07/15/14	60
25		Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	25
150		Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	173
125		CNH Equipment Trust, Series 2010-A, Class A3, 1.540%, 07/15/14	126
1,283		Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF4, SUB, 5.028%, 08/25/35	1,271
43		CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	40
100		Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
75	John Deere Owner Trust, Series 2009-B, Class A3, 1.570%, 10/15/13	75
250	MASTR Asset Backed Securities Trust, Series 2005-OPT1, Class M1, VAR, 0.747%, 03/25/35	197
70	Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.420%, 08/15/14	71
1,330	Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M1, VAR, 1.397%, 05/25/33	1,059
250	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.797%, 03/25/35	210
180	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.617%, 06/25/35	159
51	Wachovia Asset Securitization, Inc., Series 2003-HE2, Class AII1, VAR, 0.607%, 06/25/33	37
	Total Asset-Backed Securities (Cost $3,719)	3,664

PRINCIPAL AMOUNT($)
Collateralized Mortgage Obligations — 8.3%
	Agency CMO — 8.1%
504	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	562
	Federal Home Loan Mortgage Corp. REMICS,
21	Series 50, Class I, 8.000%, 06/15/20	24
11	Series 1087, Class I, 8.500%, 06/15/21	12
10	Series 1136, Class H, 6.000%, 09/15/21	10
15	Series 1254, Class N, 8.000%, 04/15/22	15
267	Series 1617, Class PM, 6.500%, 11/15/23	288
186	Series 1710, Class GH, 8.000%, 04/15/24	209
147	Series 1732, Class K, 6.500%, 05/15/24	160
187	Series 1843, Class Z, 7.000%, 04/15/26	202
231	Series 2033, Class K, 6.050%, 08/15/23	244
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,788
136	Series 2115, Class PE, 6.000%, 01/15/14	143
563	Series 2378, Class BD, 5.500%, 11/15/31	608
114	Series 2391, Class QR, 5.500%, 12/15/16	123
274	Series 2394, Class MC, 6.000%, 12/15/16	297
340	Series 2405, Class JF, 6.000%, 01/15/17	368
179	Series 2425, Class OB, 6.000%, 03/15/17	194
444	Series 2455, Class GK, 6.500%, 05/15/32	488
132	Series 2457, Class PE, 6.500%, 06/15/32	144
337	Series 2473, Class JZ, 6.500%, 07/15/32	373
49	Series 2503, Class TG, 5.500%, 09/15/17	53
52	Series 2508, Class AQ, 5.500%, 10/15/17	57
323	Series 2515, Class DE, 4.000%, 03/15/32	335
200	Series 2522, Class AH, 5.250%, 02/15/32	210
406	Series 2527, Class BP, 5.000%, 11/15/17	436
219	Series 2531, Class HN, 5.000%, 12/15/17	234
178	Series 2538, Class CB, 5.000%, 12/15/17	191
250	Series 2594, Class OL, 5.000%, 04/15/18	274
129	Series 2595, Class HO, 4.500%, 03/15/23	138
431	Series 2617, Class TJ, 4.500%, 08/15/16	445
350	Series 2627, Class KM, 4.500%, 06/15/18	378
909	Series 2636, Class Z, 4.500%, 06/15/18	970
578	Series 2651, Class VZ, 4.500%, 07/15/18	617
180	Series 2657, Class ME, 5.000%, 10/15/22	195
400	Series 2663, Class VQ, 5.000%, 06/15/22	439
575	Series 2695, Class DE, 4.000%, 01/15/17	597
500	Series 2699, Class TC, 4.000%, 11/15/18	524
400	Series 2715, Class NG, 4.500%, 12/15/18	430
133	Series 2727, Class PE, 4.500%, 07/15/32	144
500	Series 2733, Class PC, 4.500%, 06/15/28	527
500	Series 2744, Class TU, 5.500%, 05/15/32	506
345	Series 2748, Class LE, 4.500%, 12/15/17	365
303	Series 2756, Class NA, 5.000%, 02/15/24	328
500	Series 2763, Class PD, 4.500%, 12/15/17	528
150	Series 2764, Class OE, 4.500%, 03/15/19	161
230	Series 2773, Class CD, 4.500%, 04/15/24	245
175	Series 2775, Class WA, 4.500%, 04/15/19	173
43	Series 2778, Class TD, 4.250%, 06/15/33	44
130	Series 2780, Class JA, 4.500%, 04/15/19	129
147	Series 2780, Class JG, 4.500%, 04/15/19	155
500	Series 2780, Class MD, 5.000%, 09/15/31	527
325	Series 2780, Class TH, 5.000%, 09/15/29	344
179	Series 2783, Class AT, 4.000%, 04/15/19	188
249	Series 2809, Class UB, 4.000%, 09/15/17	256
100	Series 2809, Class UC, 4.000%, 06/15/19	105
1,000	Series 2835, Class HB, 5.500%, 08/15/24	1,099
400	Series 2877, Class AD, 4.000%, 10/15/19	417
150	Series 2899, Class KB, 4.500%, 03/15/19	160
300	Series 2921, Class MD, 5.000%, 06/15/33	302
108	Series 2922, Class GA, 5.500%, 05/15/34	118
151	Series 2931, Class AM, 4.500%, 07/15/19	160
520	Series 2931, Class DC, 4.000%, 06/15/18	546
225	Series 2966, Class NC, 5.000%, 04/15/31	238
300	Series 2988, Class TY, 5.500%, 06/15/25	331
125	Series 3000, Class PB, 3.900%, 01/15/23	132
500	Series 3028, Class ME, 5.000%, 02/15/34	546
290	Series 3031, Class AG, 5.000%, 02/15/34	316
100	Series 3064, Class OG, 5.500%, 06/15/34	109

SEE NOTES TO FINANCIAL STATEMENTS.

16 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
330	Series 3098, Class PE, 5.000%, 06/15/34	357
395	Series 3106, Class PD, 5.500%, 06/15/34	429
300	Series 3151, Class PD, 6.000%, 11/15/34	324
350	Series 3151, Class UC, 5.500%, 08/15/35	384
368	Series 3261, Class MA, 5.500%, 01/15/17	385
300	Series 3334, Class MC, 5.000%, 04/15/33	315
361	Series 3349, Class DP, 6.000%, 09/15/36	405
210	Series 3688, Class GT, 0.000%, 11/15/46	237
192	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	213
	Federal National Mortgage Association REMICS,
15	Series 1990-7, Class B, 8.500%, 01/25/20	16
6	Series 1990-35, Class E, 9.500%, 04/25/20	7
17	Series 1990-76, Class G, 7.000%, 07/25/20	19
45	Series 1990-106, Class J, 8.500%, 09/25/20	51
8	Series 1991-73, Class A, 8.000%, 07/25/21	9
150	Series 1992-112, Class GB, 7.000%, 07/25/22	169
59	Series 1992-195, Class C, 7.500%, 10/25/22	66
186	Series 1997-42, Class PG, 7.000%, 07/18/12	192
215	Series 1998-37, Class VZ, 6.000%, 06/17/28	238
102	Series 1998-66, Class B, 6.500%, 12/25/28	112
293	Series 2002-19, Class PE, 6.000%, 04/25/17	317
500	Series 2002-24, Class AJ, 6.000%, 04/25/17	548
430	Series 2002-55, Class PG, 5.500%, 09/25/32	477
69	Series 2002-63, Class KC, 5.000%, 10/25/17	74
283	Series 2002-63, Class LB, 5.500%, 10/25/17	306
200	Series 2003-21, Class OU, 5.500%, 03/25/33	220
1,000	Series 2003-24, Class BC, 5.000%, 04/25/18	1,088
151	Series 2003-33, Class AC, 4.250%, 03/25/33	160
500	Series 2003-39, Class PG, 5.500%, 05/25/23	556
205	Series 2003-53, Class JL, 5.000%, 12/25/31	213
131	Series 2003-58, Class AD, 3.250%, 07/25/33	134
100	Series 2003-63, Class PE, 3.500%, 07/25/33	104
158	Series 2003-67, Class VQ, 7.000%, 01/25/19	160
328	Series 2003-81, Class CB, 4.750%, 09/25/18	326
500	Series 2003-81, Class LC, 4.500%, 09/25/18	537
194	Series 2003-81, Class YC, 5.000%, 09/25/33	206
550	Series 2003-83, Class PG, 5.000%, 06/25/23	593
320	Series 2003-110, Class WA, 4.000%, 08/25/33	336
472	Series 2003-113, Class KA, 4.500%, 11/25/18	493
500	Series 2003-122, Class TE, 5.000%, 12/25/22	543
805	Series 2004-32, Class AY, 4.000%, 05/25/19	857
500	Series 2004-36, Class PC, 5.500%, 02/25/34	557
135	Series 2004-53, Class NC, 5.500%, 07/25/24	148
300	Series 2005-18, Class EG, 5.000%, 03/25/25	323
76	Series 2005-23, Class TG, 5.000%, 04/25/35	83
180	Series 2005-34, Class PC, 5.500%, 06/25/32	190
188	Series 2005-38, Class TB, 6.000%, 11/25/34	214
500	Series 2005-67, Class HG, 5.500%, 01/25/35	552
283	Series 2005-68, Class BC, 5.250%, 06/25/35	311
400	Series 2005-118, Class PN, 6.000%, 01/25/32	440
574	Series 2006-43, Class LB, 5.500%, 04/25/35	629
466	Series 2007-65, Class KI, IF, IO, 6.273%, 07/25/37	48
500	Series 2007-79, Class PC, 5.000%, 01/25/32	534
363	Series 2009-50, Class PT, VAR, 5.802%, 05/25/37	402
692	Series 2010-64, Class DM, 5.000%, 06/25/40	749
100	Series G92-35, Class E, 7.500%, 07/25/22	112
	Government National Mortgage Association,
423	Series 2007-26, Class SW, IF, IO, 5.853%, 05/20/37	38
188	Series 2008-62, Class SA, IF, IO, 5.803%, 07/20/38	14
		39,494
	Non-Agency CMO — 0.2%
109	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	112
132	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	127
23	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 2.870%, 02/25/35	23
50	GSR Mortgage Loan Trust, Series 2004-8F, Class 2A3, 6.000%, 09/25/34	53
49	MASTR Asset Securitization Trust, Series 2003-11, Class 3A1, 4.500%, 12/25/18	50
117	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.524%, 08/22/36	114
100	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.000%, 06/25/34	90
134	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	133
60	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 4.998%, 12/25/33	61
88	WaMu Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6, VAR, 2.829%, 09/25/33	88
	Wells Fargo Mortgage Backed Securities Trust,
115	Series 2004-7, Class 2A2, 5.000%, 07/25/19	120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
49	Series 2004-EE, Class 3A1, VAR, 3.149%, 12/25/34	50
		1,021
	Total Collateralized Mortgage Obligations (Cost $37,067)	40,515
Commercial Mortgage-Backed Securities — 0.3%
	Banc of America Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	103
50	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	53
400	Series 2005-6, Class ASB, VAR, 5.350%, 09/10/47	425
300	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	305
150	Series 2006-4, Class A4, 5.634%, 07/10/46	154
100	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, VAR, 5.624%, 03/11/39	106
140	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	140
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.838%, 05/12/39	107
150	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.071%, 08/15/39	164
	Total Commercial Mortgage-Backed Securities (Cost $1,482)	1,557
Corporate Bonds — 7.0%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
125	Johnson Controls, Inc., 5.000%, 03/30/20	131
	Hotels, Restaurants & Leisure — 0.0% (g)
60	Yum! Brands, Inc., 6.250%, 03/15/18	69
	Media — 0.5%
	CBS Corp.,
55	5.500%, 05/15/33	50
120	7.875%, 07/30/30	139
50	8.875%, 05/15/19	63
37	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	43
	Comcast Corp.,
145	4.950%, 06/15/16	156
200	5.850%, 11/15/15	226
55	6.300%, 11/15/17	63
70	6.400%, 03/01/40	75
100	Cox Communications, Inc., 7.750%, 11/01/10 (m)	102
235	DirecTV Holdings LLC/DirecTV Financing Co., 7.625%, 05/15/16	255
140	Discovery Communications LLC, 6.350%, 06/01/40	150
250	Historic TW, Inc., 9.125%, 01/15/13	291
	News America, Inc.,
250	6.750%, 01/09/38	275
60	6.900%, 08/15/39	69
	Time Warner Cable, Inc.,
125	7.300%, 07/01/38	145
120	8.750%, 02/14/19	152
5	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	6
60	Time Warner, Inc., 6.500%, 11/15/36	65
130	WPP Finance, (United Kingdom), 8.000%, 09/15/14	152
		2,477
	Multiline Retail — 0.1%
150	JC Penney Co., Inc., 5.650%, 06/01/20	147
140	Macy’s Retail Holdings, Inc., 8.375%, 07/15/15	154
170	Nordstrom, Inc., 4.750%, 05/01/20	176
		477
	Total Consumer Discretionary	3,154
	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos., Inc., 7.550%, 10/01/30	123
	Anheuser-Busch InBev Worldwide, Inc.,
65	6.875%, 11/15/19 (e)	75
150	7.200%, 01/15/14 (e)	173
30	8.000%, 11/15/39 (e)	39
		410
	Food & Staples Retailing — 0.1%
110	CVS Caremark Corp., 6.125%, 09/15/39	118
45	CVS Pass-Through Trust, 7.507%, 01/10/32 (e)	51
100	Kroger Co. (The), 6.400%, 08/15/17	116
90	Wal-Mart Stores, Inc., 6.200%, 04/15/38	105
		390
	Food Products — 0.1%
100	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	107
71	General Mills, Inc., 6.000%, 02/15/12	77
100	Grupo Bimbo SAB de CV, (Mexico), 4.875%, 06/30/20 (e)	101

SEE NOTES TO FINANCIAL STATEMENTS.

18 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Food Products — Continued
	Kraft Foods, Inc.,
158	5.375%, 02/10/20	169
100	6.500%, 08/11/17	116
110	6.875%, 01/26/39	128
40	7.000%, 08/11/37	47
		745
	Tobacco — 0.2%
	Altria Group, Inc.,
120	9.700%, 11/10/18	152
95	10.200%, 02/06/39	127
65	BAT International Finance plc, (United Kingdom), 9.500%, 11/15/18 (e)	85
	Philip Morris International, Inc.,
250	5.650%, 05/16/18	274
115	6.875%, 03/17/14	133
		771
	Total Consumer Staples	2,316
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
165	Canadian Natural Resources Ltd., (Canada), 4.900%, 12/01/14	179
200	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14 (e)	214
100	ConocoPhillips, 6.500%, 02/01/39	121
100	Marathon Oil Corp., 7.500%, 02/15/19	120
110	Nexen, Inc., (Canada), 6.400%, 05/15/37	115
	Shell International Finance BV, (Netherlands),
135	3.100%, 06/28/15	137
125	5.500%, 03/25/40	133
	Suncor Energy, Inc., (Canada),
160	6.500%, 06/15/38	178
5	6.850%, 06/01/39	6
90	Williams Partners LP, 6.300%, 04/15/40 (e)	90
	Total Energy	1,293
	Financials — 3.1%
	Capital Markets — 0.7%
100	Bank of New York Mellon Corp. (The), 2.950%, 06/18/15	101
40	Charles Schwab Corp. (The), 4.950%, 06/01/14	43
500	Credit Suisse USA, Inc., 6.500%, 01/15/12	536
	Goldman Sachs Group, Inc. (The),
375	4.750%, 07/15/13	391
195	5.950%, 01/18/18	203
80	6.250%, 09/01/17	85
245	7.500%, 02/15/19	274
100	Jefferies Group, Inc., 8.500%, 07/15/19	112
205	Lehman Brothers Holdings Capital Trust VII, 0.000%, 05/31/12 (d) (f) (i) (x)	–(h)
450	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	89
205	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	226
	Merrill Lynch & Co., Inc.,
100	6.400%, 08/28/17	104
100	6.875%, 04/25/18	107
	Morgan Stanley,
100	5.500%, 01/26/20	97
125	5.625%, 09/23/19	121
500	5.750%, 10/18/16	504
115	6.625%, 04/01/18	120
100	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	106
230	UBS AG, (Switzerland), 5.875%, 12/20/17	243
		3,462
	Commercial Banks — 0.9%
49	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	51
	Barclays Bank plc, (United Kingdom),
110	5.125%, 01/08/20	110
150	5.200%, 07/10/14	158
100	6.750%, 05/22/19	111
150	Branch Banking & Trust Co., 4.875%, 01/15/13	159
	Credit Suisse, (Switzerland),
100	5.000%, 05/15/13	107
355	6.000%, 02/15/18	370
250	Discover Bank, 8.700%, 11/18/19	278
100	Fifth Third Bancorp, 6.250%, 05/01/13	109
240	HSBC Bank USA N.A., 4.625%, 04/01/14	253
100	HSBC Holdings plc, (United Kingdom), 6.800%, 06/01/38	108
115	Lloyds TSB Bank plc, (United Kingdom), 5.800%, 01/13/20 (e)	108
250	National City Corp., 4.900%, 01/15/15	269
	Royal Bank of Scotland plc (The), (United Kingdom),
115	4.875%, 08/25/14 (e)	116
155	4.875%, 03/16/15	154
220	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	239
300	SunTrust Banks, Inc., 5.000%, 09/01/15	307

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
	Svenska Handelsbanken AB, (Sweden),
105	4.875%, 06/10/14 (e)	111
100	5.125%, 03/30/20 (e)	102
120	U.S. Bancorp, 2.000%, 06/14/13	121
50	UnionBanCal Corp., 5.250%, 12/16/13	54
250	Wachovia Corp., 5.500%, 05/01/13	271
	Wells Fargo & Co.,
400	3.750%, 10/01/14	409
300	6.375%, 08/01/11	314
	Westpac Banking Corp., (Australia),
100	4.200%, 02/27/15	104
55	4.875%, 11/19/19	57
		4,550
	Consumer Finance — 0.3%
135	American Express Co., 6.150%, 08/28/17	148
120	American General Finance Corp., 4.000%, 03/15/11	116
345	Capital One Financial Corp., 7.375%, 05/23/14	394
	HSBC Finance Corp.,
100	5.000%, 06/30/15	104
600	8.000%, 07/15/10 (m)	602
		1,364
	Diversified Financial Services — 0.7%
85	AngloGold Ashanti Holdings plc, (United Kingdom), 5.375%, 04/15/20	86
	Bank of America Corp.,
240	4.500%, 04/01/15	243
130	5.625%, 07/01/20	131
335	5.650%, 05/01/18	343
150	6.500%, 08/01/16	162
175	BP Capital Markets plc, (United Kingdom), 5.250%, 11/07/13	161
	Citigroup, Inc.,
644	5.000%, 09/15/14	644
295	5.500%, 10/15/14	303
50	6.125%, 11/21/17	52
50	8.125%, 07/15/39	60
175	8.500%, 05/22/19	209
	General Electric Capital Corp.,
550	5.875%, 02/15/12	585
350	5.875%, 01/14/38	343
100	Teco Finance, Inc., 5.150%, 03/15/20	104
	Xstrata Finance Canada Ltd., (Canada),
55	5.800%, 11/15/16 (e)	59
45	6.900%, 11/15/37 (e)	48
		3,533
	Insurance — 0.3%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14	111
350	Allstate Corp. (The), 6.125%, 02/15/12	375
10	Axis Specialty Finance LLC, 5.875%, 06/01/20	10
100	Berkshire Hathaway Finance Corp., 5.400%, 05/15/18	111
80	MetLife, Inc., 6.750%, 06/01/16	90
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	108
100	Principal Life Income Funding Trusts, 5.100%, 04/15/14	107
150	Protective Life Secured Trusts, 4.000%, 04/01/11	153
270	Prudential Financial, Inc., 7.375%, 06/15/19	313
		1,378
	Real Estate Investment Trusts (REITs) — 0.1%
60	CommonWealth REIT, 6.650%, 01/15/18	62
40	Duke Realty LP, 6.750%, 03/15/20	42
50	Mack-Cali Realty LP, 7.750%, 08/15/19	59
	Simon Property Group LP,
145	5.625%, 08/15/14	157
17	5.650%, 02/01/20	18
100	6.750%, 05/15/14	112
		450
	Thrifts & Mortgage Finance — 0.1%
300	Countrywide Home Loans, Inc., 4.000%, 03/22/11 (m)	306
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	194
		500
	Total Financials	15,237
	Health Care — 0.1%
	Health Care Equipment & Supplies — 0.0% (g)
150	Covidien International Finance S.A., (Luxembourg), 1.875%, 06/15/13	151
	Pharmaceuticals — 0.1%
45	Abbott Laboratories, 5.300%, 05/27/40	47
150	Pharmacia Corp., 6.500%, 12/01/18	182
		229
	Total Health Care	380

SEE NOTES TO FINANCIAL STATEMENTS.

20 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Industrials — 0.5%
	Aerospace & Defense — 0.1%
40	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e)	46
180	United Technologies Corp., 5.400%, 05/01/35	194
		240
	Building Products — 0.0% (g)
130	Owens Corning, 6.500%, 12/01/16	138
	Commercial Services & Supplies — 0.1%
50	Browning-Ferris Industries, Inc., 9.250%, 05/01/21	62
150	Pitney Bowes, Inc., 3.875%, 06/15/13	158
100	Republic Services, Inc., 6.200%, 03/01/40 (e)	107
240	Waste Management, Inc., 4.750%, 06/30/20	247
		574
	Industrial Conglomerates — 0.1%
15	General Electric Co., 5.250%, 12/06/17	16
100	Hutchison Whampoa International 09/16 Ltd., (Cayman Islands), 4.625%, 09/11/15 (e)	104
180	Tyco Electronics Group S.A., (Luxembourg), 6.550%, 10/01/17	207
35	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	45
125	Tyco International Ltd. / Tyco International Finance SA, (Bermuda), 7.000%, 12/15/19	152
		524
	Road & Rail — 0.2%
	Burlington Northern Santa Fe LLC,
100	5.650%, 05/01/17	112
30	5.750%, 05/01/40	31
50	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	60
150	CSX Corp., 7.375%, 02/01/19	184
350	Norfolk Southern Corp., 7.050%, 05/01/37	432
250	Union Pacific Corp., 6.650%, 01/15/11	257
100	United Parcel Service of America, Inc., 8.375%, 04/01/20	138
		1,214
	Total Industrials	2,690
	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
100	4.450%, 01/15/20	106
100	5.500%, 01/15/40	105
		211
	Computers & Peripherals — 0.0% (g)
100	International Business Machines Corp., 5.700%, 09/14/17	116
	IT Services — 0.0% (g)
75	HP Enterprise Services LLC, 6.000%, 08/01/13	85
	Office Electronics — 0.1%
205	Xerox Corp., 4.250%, 02/15/15	212
	Software — 0.1%
	Oracle Corp.,
100	5.250%, 01/15/16	113
75	5.750%, 04/15/18	87
70	6.125%, 07/08/39	82
		282
	Total Information Technology	906
	Materials — 0.2%
	Chemicals — 0.0% (g)
100	PPG Industries, Inc., 9.000%, 05/01/21	129
100	Praxair, Inc., 5.200%, 03/15/17	111
		240
	Metals & Mining — 0.2%
100	Anglo American Capital plc, (United Kingdom), 9.375%, 04/08/19 (e)	129
45	Barrick Australian Finance Pty Ltd., (Australia), 5.950%, 10/15/39	48
35	BHP Billiton Finance USA Ltd., (Australia), 6.500%, 04/01/19	42
35	Rio Tinto Finance USA Ltd., (Australia), 8.950%, 05/01/14	42
270	Teck Resources Ltd., (Canada), 9.750%, 05/15/14	319
	Vale Overseas Ltd., (Cayman Islands),
105	5.625%, 09/15/19	111
60	6.875%, 11/21/36	62
		753
	Paper & Forest Products — 0.0% (g)
100	International Paper Co., 7.950%, 06/15/18	119
	Total Materials	1,112
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.5%
	AT&T, Inc.,
250	5.875%, 02/01/12	267
235	6.300%, 01/15/38	255
250	BellSouth Corp., 6.000%, 10/15/11	265

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
	British Telecommunications plc, (United Kingdom),
150	5.950%, 01/15/18	157
180	9.375%, 12/15/10 (m)	186
55	9.875%, 12/15/30	67
	Cellco Partnership / Verizon Wireless Capital LLC,
90	7.375%, 11/15/13	106
210	8.500%, 11/15/18	273
	Telecom Italia Capital S.A., (Luxembourg),
230	6.175%, 06/18/14	241
30	6.999%, 06/04/18	32
60	7.721%, 06/04/38	61
	Telefonica Emisiones SAU, (Spain),
75	5.134%, 04/27/20	75
75	7.045%, 06/20/36	83
	Verizon Communications, Inc.,
110	6.100%, 04/15/18	125
335	8.750%, 11/01/18	435
		2,628
	Wireless Telecommunication Services — 0.1%
	America Movil SAB de CV, (Mexico),
165	5.000%, 03/30/20 (e)	171
100	6.125%, 03/30/40 (e)	104
5	New Cingular Wireless Services, Inc., 8.750%, 03/01/31	7
50	Vodafone Group plc, (United Kingdom), 6.150%, 02/27/37	52
		334
	Total Telecommunication Services	2,962
	Utilities — 0.9%
	Electric Utilities — 0.4%
125	Appalachian Power Co., 3.400%, 05/24/15	127
100	Carolina Power & Light Co., 5.125%, 09/15/13	110
90	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	101
	Consolidated Edison Co. of New York, Inc.,
90	5.700%, 06/15/40	97
50	6.300%, 08/15/37	57
80	Detroit Edison Co. (The), 6.400%, 10/01/13	91
500	Duke Energy Carolinas LLC, 6.250%, 01/15/12	539
50	Florida Power & Light Co., 5.950%, 10/01/33	56
100	Indiana Michigan Power Co., 7.000%, 03/15/19	117
50	Nevada Power Co., 6.500%, 08/01/18	57
185	Nisource Finance Corp., 6.800%, 01/15/19	206
100	Pacific Gas & Electric Co., 6.050%, 03/01/34	111
10	PacifiCorp, 5.650%, 07/15/18	11
100	Progress Energy, Inc., 6.000%, 12/01/39	107
188	PSEG Power LLC, 5.125%, 04/15/20 (e)	195
20	San Diego Gas & Electric Co., 5.350%, 05/15/40	22
100	Southern California Edison Co., 5.500%, 08/15/18	114
70	Union Electric Co., 6.700%, 02/01/19	81
		2,199
	Gas Utilities — 0.3%
100	AGL Capital Corp., 5.250%, 08/15/19	106
150	ANR Pipeline Co., 9.625%, 11/01/21	205
100	CenterPoint Energy Resources Corp., 7.875%, 04/01/13	115
60	DCP Midstream LLC, 9.750%, 03/15/19 (e)	77
65	Enbridge Energy Partners LP, 9.875%, 03/01/19	85
	Enterprise Products Operating LLC,
40	6.450%, 09/01/40	42
50	6.650%, 04/15/18	57
50	7.550%, 04/15/38	58
150	9.750%, 01/31/14	181
	Kinder Morgan Energy Partners LP,
50	6.500%, 09/01/39	52
115	6.850%, 02/15/20	131
100	Plains All American Pipeline LP / PAA Finance Corp., 5.750%, 01/15/20	103
85	TransCanada PipeLines Ltd., (Canada), 6.100%, 06/01/40	92
		1,304
	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
135	5.200%, 08/15/19	146
210	6.250%, 06/30/12	229
60	DTE Energy Co., 6.375%, 04/15/33	63
	Midamerican Energy Holdings Co.,
100	5.750%, 04/01/18	112
120	6.125%, 04/01/36	132
35	6.500%, 09/15/37	40
95	Xcel Energy, Inc., 4.700%, 05/15/20	99
		821
	Total Utilities	4,324
	Total Corporate Bonds (Cost $33,357)	34,374

SEE NOTES TO FINANCIAL STATEMENTS.

22 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — 0.0% (g)
100		Province of Ontario, (Canada), 2.950%, 02/05/15	102
60		United Mexican States, (Mexico), 6.375%, 01/16/13	66
		Total Foreign Government Securities (Cost $160)	168

SHARES
Investment Companies — 18.8%
945		JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	7,210
997		JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	19,664
3,271		JPMorgan High Yield Fund, Ultra Shares (b)	25,158
510		JPMorgan International Realty Fund, Select Class Shares (b)	4,186
622		JPMorgan Realty Income Fund, Institutional Class Shares (b)	4,865
2,033		JPMorgan Value Advantage Fund, Institutional Class Shares (b)	30,979
		Total Investment Companies (Cost $75,651)	92,062

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 0.6%
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
62		6.000%, 04/01/14	67
19		6.500%, 03/01/13 - 06/01/13	20
14		7.000%, 06/01/13	15
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
231		6.500%, 11/01/22 - 03/01/26	256
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
153		6.000%, 12/01/36	167
8		6.500%, 02/01/26	9
9		7.000%, 02/01/26	10
25		7.500%, 05/01/26 - 08/01/27	28
21		8.000%, 04/01/25 - 05/01/25	24
14		8.500%, 07/01/26	17
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
42		7.000%, 12/01/14 - 03/01/16	45
		Federal National Mortgage Association, 15 Year, Single Family,
69		4.500%, 05/01/19	73
80		5.000%, 10/01/19	86
278		6.000%, 01/01/14 - 01/01/24	303
59		6.500%, 05/01/11 - 04/01/13	64
26		7.000%, 06/01/13	28
		Federal National Mortgage Association, 30 Year, Single Family,
256		6.000%, 05/01/33 - 08/01/33	282
385		6.500%, 02/01/26 - 10/01/38	422
53		7.000%, 03/01/26 - 05/01/26	60
39		7.500%, 05/01/26 - 11/01/26	44
68		8.000%, 11/01/22 - 06/01/24	78
35		8.500%, 11/01/18	38
29		9.000%, 08/01/24	34
4		Government National Mortgage Association II, 15 Year, Single Family, 5.500%, 04/20/11	4
		Government National Mortgage Association II, 30 Year, Single Family,
12		8.000%, 07/20/28	14
61		8.500%, 09/20/25	71
67		Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	70
		Government National Mortgage Association, 30 Year, Single Family,
88		6.500%, 01/15/24 - 03/15/28	98
156		7.000%, 04/15/24 - 05/15/26	177
29		7.500%, 06/15/25 - 05/15/26	33
38		8.000%, 04/15/24 - 09/15/27	44
112		8.500%, 06/15/22 - 12/15/22	128
5		10.000%, 07/15/18	6
—	(h)	13.500%, 05/15/11	—	(h)
		Total Mortgage Pass-Through Securities (Cost $2,618)	2,815
U.S. Government Agency Security — 0.0% (g)
65		Tennessee Valley Authority, 5.250%, 09/15/39 (Cost $65)	72
U.S. Treasury Obligations — 8.3%
		U.S. Treasury Bonds,
140		4.625%, 02/15/40 (m)	157
5,000		5.375%, 02/15/31 (m)	6,152
5,000		6.250%, 08/15/23 (m)	6,481
		U.S. Treasury Bonds STRIPS,
1,705		02/15/15 (m)	1,572
3,000		08/15/16 (m)	2,598
		U.S. Treasury Notes,
3,830		0.875%, 01/31/11(k)	3,844
55		1.250%, 11/30/10 (k)	55
25		1.125%, 06/30/11	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
1,115	1.375%, 10/15/12 (m)	1,131
885	1.375%, 11/15/12 (m)	898
110	1.875%, 06/30/15 (m)	110
30	2.125%, 05/31/15 (m)	30
175	2.500%, 03/31/15 (m)	181
2,000	2.625%, 06/30/14 (m)	2,091
5,000	2.625%, 02/29/16 (m)	5,144
2,000	2.750%, 11/30/16 (m)	2,051
1,000	2.750%, 02/15/19 (m)	996
600	3.125%, 10/31/16 (m)	629
5,450	3.250%, 12/31/16 (m)	5,745
105	3.375%, 11/15/19 (m)	109
255	3.500%, 05/15/20 (m)	267
100	3.625%, 02/15/20 (m)	106
95	4.250%, 09/30/12	103
255	4.250%, 11/15/14	284
	Total U.S. Treasury Obligations (Cost $38,838)	40,759

SHARES
Short-Term Investment — 8.8%
	Investment Company — 8.8%
43,378	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $43,378)	43,378
	Total Investments — 100.9% (Cost $462,542)	494,945
	Liabilities in Excess of Other Assets — (0.9)%	(4,471)
	NET ASSETS — 100.0%	$490,474

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
43	Amsterdam Index	07/16/10	$3,328	$(153)
148	OMX Stockholm 30 Index	07/16/10	1,913	(50)
20	Hang Seng Index	07/29/10	2,579	(76)
19	TOPIX Index	09/09/10	1,802	(18)
28	10 Year Commonwealth Treasury Bond	09/15/10	2,521	44
164	E-mini Russell 2000	09/17/10	9,968	(61)
101	E-mini S&P 500	09/17/10	5,184	(21)
36	FTSE 100 Index	09/17/10	2,625	(144)
22	10 Year Government of Canada Bond	09/21/10	2,559	47
5	30 Year U.S. Treasury Bond	09/21/10	637	24
26	Long Gilt	09/28/10	4,702	63
18	2 Year U.S. Treasury Note	09/30/10	3,939	16
39	5 Year U.S. Treasury Note	09/30/10	4,616	48

	Short Futures Outstanding
(58)	CAC 40 Index	07/16/10	(2,441)	129
(14)	IBEX 35 Index	07/16/10	(1,576)	53
(15)	Euro Bund	09/08/10	(2,373)	(21)
(2)	10 Year Japanese Government Bond	09/09/10	(3,204)	(34)
(37)	SFE SPI 200 Index	09/16/10	(3,318)	189
(26)	Dow Jones Euro STOXX 50 Index	09/17/10	(816)	32
(21)	FTSE MIB Index	09/17/10	(2,484)	83
(21)	10 Year U.S. Treasury Note	09/21/10	(2,573)	(48)
(90)	5 Year U.S. Treasury Note	09/30/10	(10,652)	(35)
				$67

SEE NOTES TO FINANCIAL STATEMENTS.

24 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 06/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,389,554	AUD	Barclays Bank plc	08/23/2010	$2,781	$2,836	$55
506,321	AUD	Royal Bank of Scotland	08/23/2010	422	423	1
266,156	AUD	TD Bank Financial Group	08/23/2010	224	223	(1)
2,190,846	CHF	Credit Suisse International	08/23/2010	1,914	2,034	120
404,065	CHF	Royal Bank of Canada	08/23/2010	352	376	24
1,440,370	EUR	Barclays Bank plc:	08/23/2010	1,774	1,762	(12)
339,744	EUR	BNP Paribas	08/23/2010	421	415	(6)
318,118	EUR	Royal Bank of Canada	08/23/2010	394	390	(4)
1,053,213	EUR	Societe Generale	08/23/2010	1,289	1,288	(1)
975,720	GBP	Deutsche Bank AG	08/23/2010	1,436	1,458	22
1,128,597	GBP	Societe Generale	08/23/2010	1,630	1,686	56
109,087	GBP	Westpac Banking Corp.	08/23/2010	157	163	6
256,394,794	JPY	Barclays Bank plc	08/23/2010	2,833	2,902	69
127,504,623	JPY	Citibank, N.A.	08/23/2010	1,400	1,444	44
42,071,458	JPY	Royal Bank of Scotland	08/23/2010	467	476	9
1,578,440	NOK	Goldman Sachs	08/23/2010	241	242	1
1,023,733	NOK	Societe Generale	08/23/2010	156	157	1
11,601,905	SEK	Royal Bank of Scotland	08/23/2010	1,479	1,488	9
372,943	SGD	Societe Generale	08/23/2010	265	267	2
393,106	SGD	Union Bank of Switzerland AG	08/23/2010	279	281	2
				$19,914	$20,311	$397

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 06/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
146,529	AUD	Barclays Bank plc	08/23/2010	$121	$123	$(2)
673,796	CAD	Royal Bank of Scotland	08/23/2010	633	633	— (a)
1,833,047	EUR	Barclays Bank plc	08/23/2010	2,258	2,242	16
1,910,689	EUR	Citibank, N.A.	08/23/2010	2,362	2,337	25
1,987,975	EUR	Goldman Sachs	08/23/2010	2,486	2,430	56
220,002	EUR	HSBC Bank, N.A.	08/23/2010	274	269	5
1,181,360	EUR	Union Bank of Switzerland AG	08/23/2010	1,466	1,446	20
726,716	GBP	Barclays Bank plc	08/23/2010	1,058	1,086	(28)
1,149,904	GBP	Credit Suisse International	08/23/2010	1,654	1,718	(64)
924,447	GBP	Royal Bank of Scotland	08/23/2010	1,339	1,381	(42)
6,937,872	HKD	Barclays Bank plc	08/23/2010	892	891	1
9,913,672	HKD	State Street Bank & Trust	08/23/2010	1,272	1,274	(2)
2,652,580	HKD	Westpac Banking Corp.	08/23/2010	341	341	— (a)
213,171,562	JPY	Barclays Bank plc	08/23/2010	2,353	2,414	(61)
40,212,627	JPY	BNP Paribas	08/23/2010	445	455	(10)
38,629,771	JPY	Royal Bank of Scotland	08/23/2010	430	437	(7)
				$19,384	$19,477	$(93)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(3)	Frontier Communications Corp. (w) † (Proceeds $18)	(18)

SEE NOTES TO FINANCIAL STATEMENTS.

26 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CMO	—	Collateralized Mortgage Obligation
CVA	—	Dutch Certification
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2010. The rate may be subject to a cap and floor.

IO	—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	—	Japanese Yen
NOK	—	Norwegian Krone
REMICS	—	Real Estate Mortgage Investment Conduits
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2010.
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2010.
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	—	Defaulted Security.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of less than $1,000 which amounts to less than 0.1% of total investments.

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	—	The rate shown is the current yield as of June 30, 2010.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2010.

(w)	—	When-issued security.
†	—	Short position is the result of the sale of a when issued security from a pending corporate action on Verizon Communications, Inc.

The financial statements of the underlying affiliated funds in which the Fund invests should be read in conjunction with the Fund’s financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 27

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010
(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$359,505
Investments in affiliates, at value	135,440
Total investment securities, at value	494,945
Cash	79
Foreign currency, at value	45
Deposits at broker for futures contracts	125
Receivables:
Investment securities sold	2,646
Fund shares sold	3,931
Interest and dividends	1,426
Tax reclaims	54
Variation margin on futures contracts	333
Unrealized appreciation on forward foreign currency exchange contracts	544
Total Assets	504,128

LIABILITIES:
Payables:
Dividends	428
Securities sold short, at value	18
Investment securities purchased	12,246
Fund shares redeemed	261
Unrealized depreciation on forward foreign currency exchange contracts	240
Accrued liabilities:
Investment advisory fees	30
Administration fees	40
Shareholder servicing fees	37
Distribution fees	33
Custodian and accounting fees	147
Trustees’ and Chief Compliance Officer’s fees	3
Other	171
Total Liabilities	13,654
Net Assets	$490,474

SEE NOTES TO FINANCIAL STATEMENTS.

28 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

Diversified Fund
NET ASSETS:
Paid in capital	$512,614
Accumulated undistributed net investment income	739
Accumulated net realized gains (losses)	(55,655)
Net unrealized appreciation (depreciation)	32,776
Total Net Assets	$490,474

Net Assets:
Class A	$107,188
Class B	12,892
Class C	3,938
Institutional Class	305,192
Select Class	61,264
Total	$490,474

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,874
Class B	1,065
Class C	326
Institutional Class	25,221
Select Class	5,056

Net Asset Value:
Class A — Redemption price per share	$12.08
Class B — Offering price per share(a)	12.10
Class C — Offering price per share(a)	12.06
Institutional Class — Offering and redemption price per share	12.10
Select Class — Offering and redemption price per share	12.12
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.75

Cost of investments in non-affiliates	$343,513
Cost of investments in affiliates	119,029
Cost of foreign currency	44
Proceeds from securities sold short	18

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 29

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010
(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,524
Dividend income from non-affiliates	3,777
Interest income from affiliates	6
Dividend income from affiliates	2,763
Foreign taxes withheld	(118)
Total investment income	10,952

EXPENSES:
Investment advisory fees	2,036
Administration fees	352
Distribution fees:
Class A	272
Class B	126
Class C	26
Shareholder servicing fees:
Class A	272
Class B	42
Class C	8
Institutional Class	186
Select Class	139
Custodian and accounting fees	346
Interest expense to affiliates	3
Professional fees	115
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	68
Registration and filing fees	72
Transfer agent fees	236
Other	3
Total expenses	4,302
Less amounts waived	(1,535)
Net expenses	2,767
Net investment income (loss)	8,185

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	16,297
Investments in affiliates	158
Futures	1,920
Foreign currency transactions	261
Net realized gain (loss)	18,636
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	4,161
Investments in affiliates	9,089
Futures	23
Foreign currency translations	200
Change in net unrealized appreciation (depreciation)	13,473
Net realized/unrealized gains (losses)	32,109
Change in net assets resulting from operations	$40,294

(a)	Amount rounds to less than $1,000

SEE NOTES TO FINANCIAL STATEMENTS.

30 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,185	$9,041
Net realized gain (loss)	18,636	(71,812)
Change in net unrealized appreciation (depreciation)	13,473	(9,771)
Change in net assets resulting from operations	40,294	(72,542)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,938)	(1,943)
From net realized gains	—	(2,626)
Class B
From net investment income	(204)	(292)
From net realized gains	—	(612)
Class C
From net investment income	(46)	(43)
From net realized gains	—	(74)
Institutional Class
From net investment income	(4,677)	(3,690)
From net realized gains	—	(4,380)
Select Class
From net investment income	(1,119)	(1,151)
From net realized gains	—	(1,318)
Total distributions to shareholders	(7,984)	(16,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	167,939	(110,993)

NET ASSETS:
Change in net assets	200,249	(199,664)
Beginning of period	290,225	489,889
End of period	$490,474	$290,225
Accumulated undistributed net investment income	$739	$212

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 31

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,881	$11,033
Dividends and distributions reinvested	1,783	4,245
Cost of shares redeemed	(17,611)	(28,412)
Change in net assets from Class A capital transactions	$53	$(13,134)
Class B
Proceeds from shares issued	$398	$584
Dividends and distributions reinvested	195	865
Cost of shares redeemed	(8,182)	(14,120)
Change in net assets from Class B capital transactions	$(7,589)	$(12,671)
Class C
Proceeds from shares issued	$1,804	$691
Dividends and distributions reinvested	39	101
Cost of shares redeemed	(1,060)	(923)
Change in net assets from Class C capital transactions	$783	$(131)
Institutional Class
Proceeds from shares issued	$183,346	$6,849
Subscriptions in-kind (See Note 9)	4,052	—
Dividends and distributions reinvested	4,166	4,890
Cost of shares redeemed	(22,326)	(83,978)
Change in net assets from Institutional Class capital transactions	$169,238	$(72,239)
Select Class
Proceeds from shares issued	$18,086	$7,657
Dividends and distributions reinvested	619	1,451
Cost of shares redeemed	(13,251)	(21,926)
Change in net assets from Select Class capital transactions	$5,454	$(12,818)

Total change in net assets from capital transactions	$167,939	$(110,993)

SEE NOTES TO FINANCIAL STATEMENTS.

32 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

	Diversified Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	1,289	1,018
Reinvested	144	416
Redeemed	(1,432)	(2,706)
Change in Class A Shares	1	(1,272)
Class B
Issued	33	55
Reinvested	16	86
Redeemed	(665)	(1,300)
Change in Class B Shares	(616)	(1,159)
Class C
Issued	144	66
Reinvested	3	10
Redeemed	(86)	(86)
Change in Class C Shares	61	(10)
Institutional Class
Issued	14,731	687
Subscriptions in-kind (See Note 9)	354	—
Reinvested	336	477
Redeemed	(1,784)	(7,462)
Change in Institutional Class Shares	13,637	(6,298)
Select Class
Issued	1,426	706
Reinvested	50	141
Redeemed	(1,081)	(2,039)
Change in Select Class Shares	395	(1,192)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2010	$10.71	$0.24	(g)	$1.35	$1.59	$(0.22)	$—	$(0.22)
Year Ended June 30, 2009	13.23	0.26	(g)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)
January 1, 2006 through June 30, 2006(i)	14.04	0.14	(g)	0.21	0.35	(0.15)	—	(0.15)
Year Ended December 31, 2005	13.73	0.23	(g)	0.32	0.55	(0.24)	—	(0.24)

Class B
Year Ended June 30, 2010	10.72	0.18	(g)	1.35	1.53	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.24	0.20	(g)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)
January 1, 2006 through June 30, 2006(i)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)

Class C
Year Ended June 30, 2010	10.70	0.18	(g)	1.34	1.52	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.22	0.20	(g)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)
January 1, 2006 through June 30, 2006(i)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)

Institutional Class
Year Ended June 30, 2010	10.73	0.30	(g)	1.35	1.65	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.25	0.31	(g)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)
January 1, 2006 through June 30, 2006(i)	14.05	0.18	(g)	0.21	0.39	(0.19)	—	(0.19)
Year Ended December 31, 2005	13.74	0.29	(g)	0.33	0.62	(0.31)	—	(0.31)

Select Class
Year Ended June 30, 2010	10.74	0.27	(g)	1.36	1.63	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.26	0.29	(g)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)
January 1, 2006 through June 30, 2006(i)	14.06	0.16	(g)	0.21	0.37	(0.17)	—	(0.17)
Year Ended December 31, 2005	13.75	0.25	(g)	0.33	0.58	(0.27)	—	(0.27)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

34 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.08	14.81%		$107,188	1.00%	1.95%	1.38%	70%
10.71	(15.04)		95,028	1.11	2.36	1.40	165
13.23	(5.68	)(h)	134,183	1.14	2.04	1.33	234
15.68	15.79		159,579	1.14	2.11	1.34	218
14.24	2.51		140,537	1.14	2.01	1.42	127
14.04	4.04		149,015	1.14	1.65	1.30	214

12.10	14.27		12,892	1.51	1.44	1.88	70
10.72	(15.51)		18,025	1.62	1.81	1.89	165
13.24	(6.20	)(h)	37,605	1.65	1.51	1.83	234
15.69	15.30		69,996	1.65	1.57	1.84	218
14.23	2.24		106,044	1.65	1.49	1.92	127
14.03	3.49		128,985	1.65	1.16	1.79	214

12.06	14.20		3,938	1.51	1.45	1.87	70
10.70	(15.46)		2,841	1.61	1.85	1.90	165
13.22	(6.24	)(h)	3,636	1.65	1.53	1.83	234
15.68	15.32		5,015	1.65	1.60	1.84	218
14.23	2.24		4,489	1.65	1.49	1.92	127
14.03	3.50		5,314	1.65	1.15	1.79	214

12.10	15.33		305,192	0.51	2.45	0.97	70
10.73	(14.60)		124,261	0.62	2.83	1.00	165
13.25	(5.20	)(h)	236,864	0.65	2.55	0.93	234
15.70	16.39		227,438	0.65	2.60	0.94	218
14.25	2.76		208,490	0.65	2.50	1.02	127
14.05	4.54		309,942	0.65	2.09	0.88	214

12.12	15.14		61,264	0.75	2.20	1.12	70
10.74	(14.79)		50,070	0.86	2.60	1.15	165
13.26	(5.43	)(h)	77,601	0.89	2.31	1.08	234
15.71	16.11		107,974	0.89	2.36	1.09	218
14.26	2.63		98,539	0.89	2.25	1.17	127
14.06	4.28		126,285	0.89	1.86	1.04	214

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 35

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$22,579	$5,468	$—		$28,047
Consumer Staples	13,712	4,899	—		18,611
Energy	16,307	4,765	—		21,072
Financials	25,683	13,615	—		39,298
Health Care	21,640	5,125	—		26,765
Industrials	18,999	7,675	—		26,674
Information Technology	41,180	4,728	—		45,908
Materials	7,610	3,162	—		10,772
Telecommunication Services	4,483	4,389	—		8,872
Utilities	5,236	3,387	—		8,623
Total Common Stocks	177,429	57,213	—		234,642
Preferred Stocks
Consumer Discretionary	—	939	—		939
Total Preferred Stocks	—	939	—		939
Debt Securities
Asset-Backed Securities	—	3,664	—		3,664
Collateralized Mortgage Obligations	—	40,515	—		40,515
Commercial Mortgage-Backed Securities	—	1,557	—		1,557
Corporate Bonds
Consumer Discretionary	—	3,154	—		3,154
Consumer Staples	—	2,316	—		2,316
Energy	—	1,293	—		1,293
Financials	—	15,237	—	(a)	15,237
Health Care	—	380	—		380
Industrials	—	2,690	—		2,690
Information Technology	—	906	—		906
Materials	—	1,112	—		1,112
Telecommunication Services	—	2,962	—		2,962
Utilities	—	4,324	—		4,324
Total Corporate Bonds	—	34,374	—	(a)	34,374
Foreign Government Securities	—	168	—		168
Mortgage Pass-Through Securities	—	2,815	—		2,815
U.S. Government Agency Securities	—	72	—		72
U.S. Treasury Obligations	—	40,759	—		40,759
Investment Companies	92,062	—	—		92,062
Short-Term Investments
Investment Companies	43,378	—	—		43,378
Total Investments in Securities	$312,869	$182,076	$—	(a)	$494,945
Appreciation in Other Financial Instruments
Futures Contracts	$728	$—	$—		$728
Forward Foreign Currency Exchange Contracts	—	542	—		542
Total Appreciation in Other Financial Instruments	$728	$542	$—		$1,270

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 37

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(661)	$—	$—	$(661)
Forward Foreign Currency Exchange Contracts	—	(238)	—	(238)
Total Depreciation in Other Financial Instruments	$(661)	$(238)	$—	$(899)
Total Liabilities	$(18)	$—	$—	$(18)

(a)	Amount rounds to less than $1,000.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 06/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3		Transfers out of Level 3	Balance as of 06/30/10
Investments in Securities
Corporate Bonds — Financials	$—	$—	$—	$—	$—	$—	(a)	$—	$—	(a)

(a)	Amount rounds to less than $1,000.

Transfers into, or out of Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 are due to lack of observable market inputs.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of June 30, 2010, was less than $1,000 and less than 0.1%, respectively.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock market. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instruments at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Fund increased its activity in equity futures contracts and interest rate futures contracts during the reporting period, with average notional balances of approximately $31,686,000 and $35,654,000, respectively, and ending notional balances of approximately $38,034,000 and $37,776,000, respectively.

38 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund increased its activity in forward foreign currency exchange contracts during the reporting period, with an average settlement value of approximately $20,509,000 and an ending settlement value of approximately $39,298,000.

E. Summary of Derivative Information — The following table presents the value of derivatives held as of June 30, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$242	$—
Foreign exchange contracts	Receivables	—	542
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	486	—
Total		$728	$542

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(138)	$—
Foreign exchange contracts	Payables	—	(238)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(523)	—
Total		$(661)	$(238)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$ 443	$ —	$ 443
Foreign exchange contracts	—	332	332
Equity contracts	1,477	—	1,477
Total	$1,920	$332	$2,252

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$ 47	$ —	$ 47
Foreign exchange contracts	—	205	205
Equity contracts	(24)	—	(24)
Total	$ 23	$205	$228

The Fund’s derivatives contracts held at June 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 39

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

F. Transactions with Affiliates — An issuer which is under common control with the Fund may be considered to be an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers (amounts in thousands):

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares at June 30, 2010	Value at June 30, 2010
Diversified Fund
Bear Stearns Cos. LLC (The), 5.700%, 11/15/14 *	$153	$—	$164	$10	$6	—	$—
JPMorgan Emerging Markets Debt Fund, Select Class Shares	4,349	2,256	—	—	341	945	7,210
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	10,144	7,302	—	—	60	997	19,664
JPMorgan High Yield Fund, Ultra Shares	14,447	8,856	—	—	1,588	3,271	25,158
JPMorgan International Realty Fund, Select Class Shares	2,883	1,308	—	—	318	510	4,186
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	1	300	301	—	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,971	325,302	287,895	—	24	43,378	43,378
JPMorgan Realty Income Fund, Institutional Class Shares	2,965	1,187	650	148	103	622	4,865
JPMorgan Value Advantage Fund, Institutional Class Shares	11,701	16,232	—	—	329	2,033	30,979
	$52,614			$158	$2,769		$135,440

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

Purchases of To Be Announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

40 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$326	$(326)

The reclassifications for the Fund relate primarily to foreign currency gains and losses and foreign futures contracts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2010, the annual effective rate was 0.10% of the Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 41

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$11	$17

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The contractual expense limitation agreements were in effect for the year ended June 30, 2010. The expense limitation percentages in the table above are in place until at least October 31, 2010. In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2010. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$889	$202	$1,091

Voluntary Waivers
Investment Advisory	Total
$416	$416

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2010, was approximately $28,000.

The shares of the Underlying Funds in which the Fund invests impose a separate advisory and a shareholder servicing fee. The Fund’s Advisor and/or Distributor have voluntarily agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder

42 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

servicing fees charged by the Underlying Funds. These voluntary waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$347,757	$232,545	$36,390	$10,692

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$471,588	$39,278	$15,921	$23,357

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

Total Distributions Paid From
Ordinary Income	Total Distributions Paid
$7,984	$7,984

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

Total Distributions Paid From
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$7,657	$8,472	$16,129

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 43

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,487	$(46,612)	$23,588

The cumulative timing differences primarily consist of distributions payable, mark to market of forward foreign currency contracts and wash sale loss deferrals.

As of June 30, 2010, the Fund had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2017	2018	Total
$20,581	$26,031	$46,612

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in other Funds (the ”Underlying Funds“), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the affiliated Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

44 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (”BOIA“) subsequently known as JPMorgan Investment Advisors Inc. (”JPMIA“), entered into agreements with the SEC and the New York Attorney General (”NYAG“) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ”SEC Order“) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced ”net management fee rates“ for certain Funds (”Reduced Rate Funds“). ”Net Management Fee Rates“ means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as ”Reduced Rates.“ The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 45

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

9. Transfers-in-Kind

For the year ended June 30, 2010, certain shareholders of the Fund purchased shares and the Fund received portfolio securities primarily by means of a subscription in-kind for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
Diversified Fund	08/03/09	$4,052	Subscription-in-kind

46 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2010

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 47

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).
48 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 49

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During Period January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$970.30	$4.89	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class B
Actual	1,000.00	967.70	7.37	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class C
Actual	1,000.00	967.30	7.37	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Institutional Class
Actual	1,000.00	972.60	2.49	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Select Class
Actual	1,000.00	971.60	3.67	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 51

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

31.60% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $7,984,000 of ordinary income distributions was treated as qualified dividends.

Treasury Income

The percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2010 was 15.96%.

52 J.P. MORGAN U.S. EQUITY FUNDS JUNE 30, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

JUNE 30, 2010 J.P. MORGAN U.S. EQUITY FUNDS 53

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-DIV-610

Annual Report

J.P. Morgan Equity Funds

June 30, 2010

JPMorgan U.S. Research Equity Plus Fund

CONTENTS

President’s Letter	1
Fund Summary	2
Schedule of Portfolio Investments	4
Financial Statements	11
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Trustees	27
Officers	29
Schedule of Shareholder Expenses	30
Privacy Policy	31

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

An opportunity for enhanced alpha and wider equity diversification

In today’s volatile and uncertain market climate, many investors are focused on generating higher return while maintaining a diversified portfolio. One strategy that aims to provide enhanced alpha in this environment is the new JPMorgan U.S. Research Equity Plus Fund (JEPAX), managed by Terance Chen.

Unlike traditional equity strategies, this Fund expands the tools that the manager can use to generate return, including the ability to buy and hold the stocks that they like, as well as to “short” stocks they expect will drop in value. This added flexibility not only provides investors with greater access to our fundamental research insights, but is designed to provide greater diversification and return potential as well.

Amid deflationary concerns, stay balanced

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 1

JPMorgan U.S. Research Equity Plus Fund

FUND SUMMARY
For the Period April 1, 2010 (Fund Inception Date) through June 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(13.20)%
Russell 1000 Index (Primary Benchmark)	(13.05)%

Net Assets as of 6/30/2010	$8,721,004

Investment objective and strategies
The Fund seeks to provide total return from a portfolio of selected equity securities**. Under normal circumstances, at least 80% of the value of the Fund’s assets, which are expected to include both long and short positions, will invest in equity securities of large capitalization, U.S. companies.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	2.4%
2.	Apple, Inc.	2.1
3.	Procter & Gamble Co. (The)	1.9
4.	Microsoft Corp.	1.8
5.	Merck & Co., Inc.	1.8
6.	Philip Morris International, Inc.	1.7
7.	Wells Fargo & Co.	1.6
8.	Coca-Cola Co. (The)	1.5
9.	Abbott Laboratories	1.5
10.	Hewlett-Packard Co.	1.4

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.3%
Information Technology	18.1
Consumer Discretionary	10.6
Industrials	10.5
Consumer Staples	10.3
Health Care	9.5
Energy	8.6
Materials	4.7
Utilities	3.5
Telecommunication Services	3.5
U.S. Treasury Obligation	0.2
Short-Term Investment	0.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Linear Technology Corp.	5.9%
2.	Microchip Technology, Inc.	4.5
3.	Colgate-Palmolive Co.	2.6
4.	SBA Communications Corp., Class A	2.5
5.	Post Properties, Inc.	2.2
6.	Hershey Co. (The)	1.9
7.	Equity One, Inc.	1.8
8.	Tesoro Corp.	1.8
9.	AvalonBay Communities, Inc.	1.8
10.	eBay, Inc.	1.8

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****

Financials	33.3%
Information Technology	24.8
Consumer Staples	9.8
Industrials	9.5
Materials	8.5
Energy	4.4
Consumer Discretionary	3.7
Telecommunication Services	2.5
Health Care	2.4
Utilities	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2010. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2010. The Fund’s composition is subject to change.

2 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	4/1/10
Without Sales Charge		(13.27)%
With Sales Charge*		(17.81)
CLASS C SHARES	4/1/10
Without CDSC		(13.40)
With CDSC**		(14.40)
CLASS R2 SHARES	4/1/10	(13.33)
CLASS R5 SHARES	4/1/10	(13.20)
SELECT CLASS SHARES	4/1/10	(13.20)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (4/1/10 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the Russell 1000 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from April 1 2010 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index, which measures the performance of the 1000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Extended U.S. Large-Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 3

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 133.6% (j)
Common Stocks — 133.1%
	Consumer Discretionary — 14.2%
	Auto Components — 1.0%
3,310	Johnson Controls, Inc.	88,940
	Diversified Consumer Services — 0.2%
500	Apollo Group, Inc., Class A (a)	21,235
	Hotels, Restaurants & Leisure — 2.3%
1,810	Carnival Corp.	54,733
2,950	International Game Technology	46,315
750	McDonald’s Corp.	49,403
240	Royal Caribbean Cruises Ltd. (a)	5,465
160	Starwood Hotels & Resorts Worldwide, Inc.	6,629
990	Yum! Brands, Inc.	38,650
		201,195
	Household Durables — 0.6%
1,940	Lennar Corp., Class A	26,986
40	NVR, Inc. (a)	26,201
		53,187
	Internet & Catalog Retail — 1.0%
610	Amazon.com, Inc. (a)	66,648
870	Expedia, Inc.	16,339
		82,987
	Media — 4.9%
700	DIRECTV, Class A (a)	23,744
760	Discovery Communications, Inc., Class A (a)	27,140
5,770	Gannett Co., Inc.	77,664
70	Time Warner Cable, Inc.	3,646
4,730	Time Warner, Inc.	136,744
5,160	Walt Disney Co. (The)	162,540
		431,478
	Multiline Retail — 1.0%
580	Family Dollar Stores, Inc.	21,860
1,060	Kohl’s Corp. (a)	50,350
360	Target Corp.	17,701
		89,911
	Specialty Retail — 2.1%
140	AutoZone, Inc. (a)	27,051
900	GameStop Corp., Class A (a)	16,911
990	Home Depot, Inc.	27,789
1,530	Lowe’s Cos., Inc.	31,243
940	RadioShack Corp.	18,339
2,800	Staples, Inc.	53,340
110	TJX Cos., Inc.	4,615
		179,288
	Textiles, Apparel & Luxury Goods — 1.1%
1,490	Coach, Inc.	54,459
310	Nike, Inc., Class B	20,941
240	V.F. Corp.	17,083
		92,483
	Total Consumer Discretionary	1,240,704
	Consumer Staples — 13.8%
	Beverages — 2.4%
3,470	Coca-Cola Co. (The)	173,916
1,230	Coca-Cola Enterprises, Inc.	31,808
		205,724
	Food & Staples Retailing — 2.2%
2,180	CVS/Caremark Corp.	63,917
1,900	Kroger Co. (The)	37,411
1,150	Sysco Corp.	32,856
1,160	Wal-Mart Stores, Inc.	55,761
		189,945
	Food Products — 2.6%
1,410	Archer-Daniels-Midland Co.	36,406
1,850	General Mills, Inc.	65,712
890	H.J. Heinz Co.	38,466
340	Kellogg Co.	17,102
2,450	Kraft Foods, Inc., Class A	68,600
		226,286
	Household Products — 4.0%
2,130	Kimberly-Clark Corp.	129,142
3,600	Procter & Gamble Co. (The)	215,928
		345,070
	Personal Products — 0.4%
1,480	Avon Products, Inc.	39,220
	Tobacco — 2.2%
4,250	Philip Morris International, Inc.	194,820
	Total Consumer Staples	1,201,065
	Energy — 11.5%
	Energy Equipment & Services — 1.5%
760	Baker Hughes, Inc.	31,593
1,030	Cameron International Corp. (a)	33,496
590	Ensco plc, (United Kingdom), ADR	23,175
670	Nabors Industries Ltd., (Bermuda) (a)	11,805
150	Noble Corp., (Switzerland) (a)	4,637
500	Schlumberger Ltd.	27,670
		132,376

SEE NOTES TO FINANCIAL STATEMENTS.

4 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 10.0%
700	Anadarko Petroleum Corp.	25,263
920	Apache Corp.	77,455
1,120	Chevron Corp.	76,003
1,920	ConocoPhillips	94,253
240	Devon Energy Corp.	14,621
980	EOG Resources, Inc.	96,403
4,820	Exxon Mobil Corp.	275,076
540	Noble Energy, Inc.	32,578
1,390	Occidental Petroleum Corp.	107,239
290	Pioneer Natural Resources Co.	17,241
3,030	Valero Energy Corp.	54,479
		870,611
	Total Energy	1,002,987
	Financials — 27.0%
	Capital Markets — 3.3%
2,690	Bank of New York Mellon Corp. (The)	66,416
730	Goldman Sachs Group, Inc. (The)	95,828
1,570	Invesco Ltd.	26,423
2,520	Morgan Stanley	58,489
1,320	State Street Corp.	44,642
		291,798
	Commercial Banks — 5.4%
2,760	BB&T Corp.	72,615
3,690	Fifth Third Bancorp	45,350
1,850	First Horizon National Corp. (a)	21,183
7,960	Popular, Inc. (a)	21,333
3,110	Regions Financial Corp.	20,464
1,020	SVB Financial Group (a)	42,055
350	TCF Financial Corp.	5,814
2,060	U.S. Bancorp	46,040
7,130	Wells Fargo & Co.	182,527
1,140	Wilmington Trust Corp.	12,643
10	Zions Bancorp	216
		470,240
	Consumer Finance — 0.7%
440	American Express Co.	17,468
1,110	Capital One Financial Corp.	44,733
		62,201
	Diversified Financial Services — 3.2%
10,750	Bank of America Corp.	154,477
25,500	Citigroup, Inc. (a)	95,880
80	CME Group, Inc.	22,524
350	NYSE Euronext	9,671
		282,552
	Insurance — 6.4%
1,730	ACE Ltd., (Switzerland)	89,060
2,290	Aflac, Inc.	97,714
510	Allstate Corp. (The)	14,652
350	AON Corp.	12,992
80	Axis Capital Holdings Ltd., (Bermuda)	2,378
940	Berkshire Hathaway, Inc., Class B (a)	74,909
500	Everest Re Group Ltd., (Bermuda)	35,360
2,340	MetLife, Inc.	88,358
60	PartnerRe Ltd., (Bermuda)	4,208
510	Principal Financial Group, Inc.	11,954
780	Prudential Financial, Inc.	41,855
960	RenaissanceRe Holdings Ltd., (Bermuda)	54,019
1,950	XL Capital Ltd., (Bermuda), Class A	31,220
		558,679
	Real Estate Investment Trusts (REITs) — 7.9%
10	American Campus Communities, Inc.	273
3,850	Apartment Investment & Management Co., Class A	74,575
2,060	Associated Estates Realty Corp.	26,677
7,680	Brandywine Realty Trust	82,559
1,130	Digital Realty Trust, Inc.	65,178
372	DuPont Fabros Technology, Inc.	9,136
1,320	Equity Lifestyle Properties, Inc.	63,664
550	Equity Residential	22,902
6,840	Host Hotels & Resorts, Inc.	92,202
2,080	Pennsylvania Real Estate Investment Trust	25,418
260	Plum Creek Timber Co., Inc.	8,978
1,590	Regency Centers Corp.	54,696
2,430	Senior Housing Properties Trust	48,867
540	Simon Property Group, Inc.	43,605
8,830	Strategic Hotels & Resorts, Inc. (a)	38,764
470	Vornado Realty Trust	34,287
		691,781
	Thrifts & Mortgage Finance — 0.1%
380	New York Community Bancorp, Inc.	5,803
	Total Financials	2,363,054
	Health Care — 12.7%
	Biotechnology — 3.5%
950	Alexion Pharmaceuticals, Inc. (a)	48,631
160	Amgen, Inc. (a)	8,416
1,340	Biogen Idec, Inc. (a)	63,583
2,750	Celgene Corp. (a)	139,754
1,310	Gilead Sciences, Inc. (a)	44,907
		305,291

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 5

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — 0.9%
1,460	Covidien plc, (Ireland)	58,663
620	Medtronic, Inc.	22,487
		81,150
	Health Care Providers & Services — 2.4%
1,440	Aetna, Inc.	37,987
1,680	Cardinal Health, Inc.	56,465
620	CIGNA Corp.	19,257
960	Medco Health Solutions, Inc. (a)	52,877
690	UnitedHealth Group, Inc.	19,596
550	WellPoint, Inc. (a)	26,912
		213,094
	Life Sciences Tools & Services — 0.3%
620	Thermo Fisher Scientific, Inc. (a)	30,411
	Pharmaceuticals — 5.6%
3,640	Abbott Laboratories	170,279
300	Johnson & Johnson	17,718
5,870	Merck & Co., Inc.	205,274
5,770	Pfizer, Inc.	82,280
		475,551
	Total Health Care	1,105,497
	Industrials — 14.1%
	Aerospace & Defense — 3.5%
2,000	Honeywell International, Inc.	78,060
1,460	Northrop Grumman Corp.	79,482
2,320	United Technologies Corp.	150,592
		308,134
	Commercial Services & Supplies — 0.2%
510	Republic Services, Inc.	15,162
	Electrical Equipment — 0.3%
520	Emerson Electric Co.	22,719
	Industrial Conglomerates — 1.9%
80	3M Co.	6,319
7,410	General Electric Co.	106,852
1,600	Tyco International Ltd., (Switzerland)	56,368
		169,539
	Machinery — 3.7%
1,490	Deere & Co.	82,963
500	Eaton Corp.	32,720
3,910	PACCAR, Inc.	155,892
910	Parker Hannifin Corp.	50,469
		322,044
	Road & Rail — 4.0%
2,100	CSX Corp.	104,223
2,260	Norfolk Southern Corp.	119,893
1,720	Union Pacific Corp.	119,557
		343,673
	Trading Companies & Distributors — 0.5%
1,710	GATX Corp.	45,623
	Total Industrials	1,226,894
	Information Technology — 24.2%
	Communications Equipment — 4.2%
7,340	Cisco Systems, Inc. (a)	156,415
1,900	Juniper Networks, Inc. (a)	43,358
4,940	QUALCOMM, Inc.	162,230
		362,003
	Computers & Peripherals — 4.9%
960	Apple, Inc. (a)	241,469
3,890	Hewlett-Packard Co.	168,359
390	SanDisk Corp. (a)	16,407
		426,235
	Electronic Equipment, Instruments & Components — 0.7%
3,750	Corning, Inc.	60,563
	Internet Software & Services — 0.9%
180	Google, Inc., Class A (a)	80,091
	IT Services — 3.1%
1,520	Cognizant Technology Solutions Corp., Class A (a)	76,091
190	Computer Sciences Corp.	8,598
760	Genpact Ltd., (Bermuda) (a)	11,803
1,200	International Business Machines Corp.	148,175
150	MasterCard, Inc., Class A	29,930
		274,597
	Semiconductors & Semiconductor Equipment — 7.6%
1,660	Advanced Micro Devices, Inc. (a)	12,151
3,180	Analog Devices, Inc.	88,595
1,120	Applied Materials, Inc.	13,462
2,080	Broadcom Corp., Class A	68,578
8,190	Intersil Corp., Class A	99,181
11,750	LSI Corp. (a)	54,050
5,110	Marvell Technology Group Ltd., (Bermuda) (a)	80,534
1,530	MEMC Electronic Materials, Inc. (a)	15,116
4,410	Novellus Systems, Inc. (a)	111,837
4,990	PMC-Sierra, Inc. (a)	37,525

SEE NOTES TO FINANCIAL STATEMENTS.

6 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
3,140	Xilinx, Inc.	79,316
		660,345
	Software — 2.8%
8,980	Microsoft Corp.	206,630
1,780	Oracle Corp.	38,199
		244,829
	Total Information Technology	2,108,663
	Materials — 6.2%
	Chemicals — 4.2%
1,280	Air Products & Chemicals, Inc.	82,957
2,630	Dow Chemical Co. (The)	62,384
4,590	E.l. du Pont de Nemours & Co.	158,768
100	Monsanto Co.	4,622
1,040	PPG Industries, Inc.	62,826
		371,557
	Metals & Mining — 2.0%
200	Cliffs Natural Resources, Inc.	9,432
2,290	Freeport-McMoRan Copper & Gold, Inc.	135,408
210	Newmont Mining Corp.	12,965
510	Vale S.A., (Brazil), ADR	12,419
		170,224
	Total Materials	541,781
	Telecommunication Services — 4.7%
	Diversified Telecommunication Services — 2.2%
2,050	AT&T, Inc.	49,590
5,070	Verizon Communications, Inc.	142,061
		191,651
	Wireless Telecommunication Services — 2.5%
1,710	American Tower Corp., Class A (a)	76,095
870	Crown Castle International Corp. (a)	32,416
26,350	Sprint Nextel Corp. (a)	111,724
		220,235
	Total Telecommunication Services	411,886
	Utilities — 4.7%
	Electric Utilities — 2.2%
1,600	Edison International	50,752
350	Exelon Corp.	13,290
1,230	NextEra Energy, Inc.	59,974
4,090	NV Energy, Inc.	48,303
660	Southern Co.	21,965
		194,284
	Multi-Utilities — 1.9%
1,490	Public Service Enterprise Group, Inc.	46,682
1,270	SCANA Corp.	45,415
3,560	Xcel Energy, Inc.	73,372
		165,469
	Water Utilities — 0.6%
2,550	American Water Works Co., Inc.	52,530
	Total Utilities	412,283
	Total Common Stocks (Cost $13,179,086)	11,614,814
PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
25,000	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $25,181)	25,181
SHARES
Short-Term Investment — 0.2%
	Investment Company — 0.2%
16,921	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $16,921)	16,921
	Total Investments — 133.6% (Cost $13,221,188)	11,656,916
	Liabilities in Excess of Other Assets — (33.6)%	(2,935,912)
	NET ASSETS — 100.0%	$8,721,004
Short Positions — 34.3%
	Common Stocks — 34.3%
	Consumer Discretionary — 1.3%
	Automobiles — 0.1%
630	Ford Motor Co. (a)	6,350
	Diversified Consumer Services — 0.0% (g)
10	DeVry, Inc.	525
	Hotels, Restaurants & Leisure — 0.0% (g)
120	Cheesecake Factory, Inc. (The) (a)	2,671
	Household Durables — 0.2%
1,460	D.R. Horton, Inc.	14,351
870	Pulte Group, Inc. (a)	7,204
		21,555
	Media — 1.0%
2,830	New York Times Co. (The), Class A (a)	24,479
1,270	News Corp., Class B	17,590
130	Omnicom Group, Inc.	4,459

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 7

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Media — Continued
190	Scripps Networks Interactive, Inc., Class A	7,665
460	Viacom, Inc., Class B	14,430
20	Washington Post Co. (The), Class B	8,210
		76,833
	Multiline Retail — 0.0% (g)
240	Macy’s, Inc.	4,296
	Total Consumer Discretionary	112,230
	Consumer Staples — 3.4%
	Food & Staples Retailing — 0.1%
330	Whole Foods Market, Inc. (a)	11,887
	Food Products — 1.3%
960	Campbell Soup Co.	34,397
790	ConAgra Foods, Inc.	18,423
1,170	Hershey Co. (The)	56,077
		108,897
	Household Products — 1.3%
510	Clorox Co.	31,702
970	Colgate-Palmolive Co.	76,397
		108,099
	Personal Products — 0.4%
680	Estee Lauder Cos., Inc. (The), Class A	37,896
	Tobacco — 0.3%
1,370	Altria Group, Inc.	27,455
	Total Consumer Staples	294,234
	Energy — 1.5%
	Energy Equipment & Services — 0.2%
570	Pride International, Inc. (a)	12,734
180	Transocean Ltd., (Switzerland) (a)	8,339
		21,073
	Oil, Gas & Consumable Fuels — 1.3%
1,210	Denbury Resources, Inc. (a)	17,714
1,110	Sunoco, Inc.	38,595
4,600	Tesoro Corp.	53,682
		109,991
	Total Energy	131,064
	Financials — 11.4%
	Capital Markets — 0.6%
340	Ameriprise Financial, Inc.	12,284
180	Federated Investors, Inc., Class B	3,728
730	Northern Trust Corp.	34,091
10	T. Rowe Price Group, Inc.	444
		50,547
	Commercial Banks — 2.6%
740	BancorpSouth, Inc.	13,231
470	Bank of Hawaii Corp.	22,725
520	Commerce Bancshares, Inc.	18,715
350	Cullen/Frost Bankers, Inc.	17,990
4,950	KeyCorp	38,065
180	M&T Bank Corp.	15,291
250	Prosperity Bancshares, Inc.	8,688
1,010	UMB Financial Corp.	35,915
2,544	Valley National Bancorp	34,649
340	Westamerica Bancorp	17,857
10	Zions Bancorp	216
		223,342
	Insurance — 2.3%
430	American International Group, Inc. (a)	14,809
550	Chubb Corp.	27,506
1,410	Hartford Financial Services Group, Inc.	31,203
1,710	Lincoln National Corp.	41,536
1,300	Marsh & McLennan Cos., Inc.	29,315
900	Progressive Corp. (The)	16,848
1,640	W.R. Berkley Corp.	43,394
		204,611
	Real Estate Investment Trusts (REITs) — 5.9%
880	AMB Property Corp.	20,865
570	AvalonBay Communities, Inc.	53,221
1,980	CBL & Associates Properties, Inc.	24,631
4,450	Developers Diversified Realty Corp.	44,055
1,460	Douglas Emmett, Inc.	20,761
3,500	Equity One, Inc.	54,600
890	HCP, Inc.	28,703
480	Home Properties, Inc.	21,634
1,010	Kilroy Realty Corp.	30,027
2,943	Post Properties, Inc.	66,894
660	PS Business Parks, Inc.	36,815
50	Realty Income Corp.	1,517
480	SL Green Realty Corp.	26,419
1,000	Taubman Centers, Inc.	37,630
1,060	Ventas, Inc.	49,767
		517,539
	Total Financials	996,039
	Health Care — 0.8%
	Biotechnology — 0.3%
430	Genzyme Corp. (a)	21,831

SEE NOTES TO FINANCIAL STATEMENTS.

8 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Providers & Services — 0.1%
540	Coventry Health Care, Inc. (a)	9,547
40	DaVita, Inc. (a)	2,498
20	Quest Diagnostics, Inc.	995
		13,040
	Pharmaceuticals — 0.4%
1,080	Eli Lilly & Co.	36,180
	Total Health Care	71,051
	Industrials — 3.2%
	Aerospace & Defense — 0.7%
220	Boeing Co. (The)	13,805
650	Lockheed Martin Corp.	48,425
		62,230
	Air Freight & Logistics — 0.2%
110	FedEx Corp.	7,712
230	United Parcel Service, Inc., Class B	13,085
		20,797
	Electrical Equipment — 0.5%
900	Rockwell Automation, Inc.	44,181
	Machinery — 0.8%
140	Caterpillar, Inc.	8,410
470	Dover Corp.	19,641
370	Illinois Tool Works, Inc.	15,274
650	Ingersoll-Rand plc, (Ireland)	22,418
		65,743
	Road & Rail — 1.0%
1,690	Heartland Express, Inc.	24,539
1,600	Knight Transportation, Inc.	32,384
1,520	Werner Enterprises, Inc.	33,273
		90,196
	Total Industrials	283,147
	Information Technology — 8.5%
	Communications Equipment — 0.3%
600	Ciena Corp. (a)	7,608
980	JDS Uniphase Corp. (a)	9,643
910	Tellabs, Inc.	5,815
		23,066
	Electronic Equipment, Instruments & Components — 0.1%
280	Agilent Technologies, Inc. (a)	7,960
	Internet Software & Services — 1.1%
840	AOL, Inc. (a)	17,464
2,680	eBay, Inc. (a)	52,554
1,900	Yahoo!, Inc. (a)	26,277
		96,295
	IT Services — 0.2%
460	Automatic Data Processing, Inc.	18,519
10	Paychex, Inc.	260
		18,779
	Semiconductors & Semiconductor Equipment — 6.4%
630	Altera Corp.	15,630
410	Atheros Communications, Inc. (a)	11,291
4,520	Atmel Corp. (a)	21,696
2,840	Cypress Semiconductor Corp. (a)	28,514
60	First Solar, Inc. (a)	6,830
640	Intel Corp.	12,448
900	KLA-Tencor Corp.	25,092
6,380	Linear Technology Corp.	177,429
2,930	Maxim Integrated Products, Inc.	49,019
4,850	Microchip Technology, Inc.	134,539
480	Micron Technology, Inc. (a)	4,075
3,470	National Semiconductor Corp.	46,706
920	Teradyne, Inc. (a)	8,970
960	Texas Instruments, Inc.	22,349
		564,588
	Software — 0.4%
50	Adobe Systems, Inc. (a)	1,322
2,060	Electronic Arts, Inc. (a)	29,664
		30,986
	Total Information Technology	741,674
	Materials — 2.9%
	Chemicals — 2.0%
210	Olin Corp.	3,799
1,270	OM Group, Inc. (a)	30,302
430	Potash Corp. of Saskatchewan, Inc., (Canada)	37,083
600	Praxair, Inc.	45,593
250	Sherwin-Williams Co. (The)	17,298
840	Valspar Corp.	25,301
770	Westlake Chemical Corp.	14,299
		173,675

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 9

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Metals & Mining — 0.9%
1,400	AK Steel Holding Corp.	16,688
2,060	Alcoa, Inc.	20,724
1,140	United States Steel Corp.	43,947
		81,359
	Total Materials	255,034
	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
2,180	SBA Communications Corp., Class A (a)	74,142
	Utilities — 0.4%
	Independent Power Producers & Energy Traders — 0.0% (g)
160	NRG Energy, Inc. (a)	3,394
	Multi-Utilities — 0.0% (g)
80	Consolidated Edison, Inc.	3,448
	Water Utilities — 0.4%
1,570	Aqua America, Inc.	27,757
	Total Utilities	34,599
	Total Short Positions (Proceeds $3,311,023)	$2,993,214

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	09/17/10	$51,330	$(1,232)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	—	Amount rounds to less than 0.1%.
(j)	—	All or a portion of these securities are segregated for short sales.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	—	The rate shown is the current yield as of June 30, 2010.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

10 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$11,639,995
Investments in affiliates, at value	16,921
Total investment securities, at value	11,656,916
Cash	2,384
Receivables:
Investment securities sold	88,019
Interest and dividends	18,249
Due from Advisor (See Note 3.F.)	30,254
Prepaid expenses and other assets	70,370
Total Assets	11,866,192

LIABILITIES:
Payables:
Dividends for securities sold short	4,621
Investment securities purchased	84,084
Interest expense for securities sold short	48
Securities sold short, at value	2,993,214
Variation margin on futures contracts	435
Accrued liabilities:
Shareholder servicing fees	1,521
Distribution fees	47
Custodian and accounting fees	13,056
Trustees’ and Chief Compliance Officer’s fees	18
Other	48,144
Total Liabilities	3,145,188
Net Assets	$8,721,004

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 11

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

U.S. Research Equity Plus Fund
NET ASSETS:
Paid in capital	$10,049,887
Accumulated net investment income	12,426
Accumulated net realized gains (losses)	(93,614)
Net unrealized appreciation (depreciation)	(1,247,695)
Total Net Assets	$8,721,004

Net Assets:
Class A	$43,358
Class C	43,307
Class R2	43,333
Class R5	43,405
Select Class	8,547,601
Total	$8,721,004

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333
Class C	3,333
Class R2	3,333
Class R5	3,333
Select Class	656,732

Net asset value :
Class A — Redemption price per share	$13.01
Class C — Offering price per share (a)	12.99
Class R2 — Offering and redemption price per share	13.00
Class R5 — Offering and redemption price per share	13.02
Select Class — Offering and redemption price per share	13.02
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.73

Cost of investments in non-affiliates	$13,204,267
Cost of investments in affiliates	16,921
Proceeds from securities sold short	(3,311,023)

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

12 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2010

U.S. Research Equity Plus Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$14
Dividend income from non-affiliates	59,134
Dividend income from affiliates	50
Total investment income	59,198

EXPENSES:
Investment advisory fees	22,865
Administration fees	2,111
Distribution fees:
Class A	29
Class C	85
Class R2	57
Shareholder servicing fees:
Class A	29
Class C	28
Class R2	28
Class R5	5
Select Class	5,602
Dividend expense on securities sold short	20,106
Interest expense on securities sold short	4,987
Custodian and accounting fees	13,057
Professional fees	54,694
Trustees’ and Chief Compliance Officer’s fees	23
Printing and mailing costs	21,328
Registration and filing fees	9,434
Transfer agent fees	1,722
Other	1,143
Total expenses	157,333
Less amounts waived	(26,113)
Less earnings credits	(1)
Less expense reimbursements	(83,111)
Net expenses	48,108
Net investment income	11,090

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(104,043)
Futures	(5,846)
Securities sold short	17,498
Net realized gain (loss)	(92,391)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,564,272)
Futures	(1,232)
Securities sold short	317,809
Change in net unrealized appreciation (depreciation)	(1,247,695)
Net realized/unrealized gains (losses)	(1,340,086)
Change in net assets resulting from operations	$(1,328,996)

(a)	Commencement of operations was April 1, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED

U.S. Research Equity Plus Fund
Period Ended 6/30/2010 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$11,090
Net realized (loss)	(92,391)
Change in net unrealized appreciation (depreciation)	(1,247,695)
Change in net assets resulting from operations	(1,328,996)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,050,000

NET ASSETS:
Change in net assets	8,721,004
Beginning of period	—
End of period	$8,721,004
Undistributed net investment income	$12,426

(a)  Commencement of operations was April 1, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

14 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

U.S. Research Equity Plus Fund
Period Ended 6/30/2010 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000
Change in net assets from Class A capital transactions	$50,000
Class C
Proceeds from shares issued	$50,000
Change in net assets from Class C capital transactions	$50,000
Class R2
Proceeds from shares issued	$50,000
Change in net assets from Class R2 capital transactions	$50,000
Class R5
Proceeds from shares issued	$50,000
Change in net assets from Class R5 capital transactions	$50,000
Select Class
Proceeds from shares issued	$9,850,000
Change in net assets from Select Class capital transactions	$9,850,000

Total change in net assets from capital transactions	$10,050,000

SHARE TRANSACTIONS:
Class A
Issued	3,333
Change in Class A Shares	3,333
Class C
Issued	3,333
Change in Class C Shares	3,333
Class R2
Issued	3,333
Change in Class R2 Shares	3,333
Class R5
Issued	3,333
Change in Class R5 Shares	3,333
Select Class
Issued	656,732
Change in Select Class Shares	656,732

(a)	Commencement of operations was April 1, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 15

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED JUNE 30, 2010

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(1,328,996)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(17,382,074)
Proceeds from disposition of investment securities	4,073,757
Covers of investment securities sold short	(2,109,615)
Proceeds from investment securities sold short	5,438,136
Purchases of short-term investments, net	(17,077)
Unrealized appreciation/depreciation on investments	1,564,272
Unrealized appreciation/depreciation on investment securities sold short	(317,809)
Net realized gain/loss on investments	104,043
Net realized gain/loss on investment securities sold short	(17,498)
Net (amortization) accretion of income	163
Increase in due from Advisor	(30,254)
Increase in receivable for investments sold	(88,019)
Increase in receivable for prepaid expenses and other assets	(70,370)
Increase in interest and dividends receivable	(18,249)
Increase in interest expense payable for securities sold short	48
Increase in payable for investments purchased	84,084
Increase in variation margin payable	435
Increase in dividends payable for securities sold short	4,621
Increase in accrued expenses and other liabilities	62,786
Net cash provided (used) by operating activities	(10,047,616)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	10,050,000
Net cash provided (used) by financing activities	10,050,000
Net increase in cash	2,384

Cash:
Beginning of period	—
End of period	$2,384

Supplemental disclosure of cash flow information:

The Fund paid $4,939 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

16 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 17

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)
U.S. Research Equity Plus Fund
Class A
April 1, 2010 (f) through June 30, 2010	$15.00	$0.01		$(2.00)	$(1.99)	$13.01	(13.27)%	$43

Class C
April 1, 2010 (f) through June 30, 2010	15.00	(0.01)		(2.00)	(2.01)	12.99	(13.40)	43

Class R2
April 1, 2010 (f) through June 30, 2010	15.00	—	(g)	(2.00)	(2.00)	13.00	(13.33)	43

Class R5
April 1, 2010 (f) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	13.02	(13.20)	43

Select Class
April 1, 2010 (f) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	13.02	(13.20)	8,548

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(f)	Commencement of operations.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

18 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

Ratios/Supplemental data
Ratios to average net assets (a)
Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)

2.35%	1.25%	0.24%	7.15%	6.05%	34%	80%

2.85	1.75	(0.26)	7.63	6.53	34	80

2.60	1.50	(0.01)	7.38	6.28	34	80

1.90	0.80	0.69	6.68	5.58	34	80

2.10	1.00	0.49	6.89	5.79	34	80

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified

The Fund commenced operations on April 1, 2010. Prior to April 30, 2010, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$11,631,735	$25,181	$—	$11,656,916
Liabilities in Securities Sold Short ##	$(2,993,214)	$—	$—	$(2,993,214)
Depreciation in Other Financial Instruments
Futures Contracts	$(1,232)	$—	$—	$(1,232)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures contracts collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2010.

B.  Futures Contracts — The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of June 30, 2010, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s futures contracts activities over the reporting period.

C.  Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, a Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2010, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statement of Operations.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(113)	$1,336	$(1,223)

The reclassifications for the Fund relate primarily to dividend expense for securities sold short.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 1.00%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

22 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2010, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
1.25%	1.75%	1.50%	0.80%	1.00%

The contractual expense limitation agreements were in effect for the period ended June 30, 2010. The expense limitation percentages in the table above are in place until at least April 1, 2011.

For the period ended June 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$22,865	$2,111	$1,137	$26,113	$83,111

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended June 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases (U.S. Government)	Sales (U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$17,356,886	$4,073,757	$25,188	$—	$5,438,136	$2,109,615

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$13,236,462	$37,749	$1,617,295	$(1,579,546)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Unrealized Appreciation (Depreciation)
$12,426	$(1,264,220)

The cumulative timing differences primarily consist of post-October loss deferrals and wash sale loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2010, the Fund deferred to July 1, 2010, post-October capital losses of $77,089.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are

24 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility or another fund at June 30, 2010, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2010, substantially all of the Fund’s shares are currently held by the Advisor. The Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

As of June 30, 2010, the Fund pledged substantially all of its assets for securities sold short to BNP Paribas Prime Brokerage Inc. and BNP Paribas Prime Brokerage International, Ltd.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of the JPMorgan U.S. Research Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Research Equity Plus Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the period April 01, 2010 (commencement of operations) through June 30, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2010

26 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 27

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

28 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010	Annualized Expense Ratio
U.S. Research Equity Plus Fund
Class A
Actual*	$1,000.00	$867.30	$5.29	2.35%
Hypothetical**	1,000.00	1,013.14	11.73	2.35
Class C
Actual*	1,000.00	866.00	6.41	2.85
Hypothetical**	1,000.00	1,010.66	14.21	2.85
Class R2
Actual*	1,000.00	866.70	5.85	2.60
Hypothetical**	1,000.00	1,011.90	12.97	2.60
Class R5
Actual*	1,000.00	868.00	4.28	1.90
Hypothetical**	1,000.00	1,015.37	9.49	1.90
Select Class
Actual*	1,000.00	868.00	4.73	2.10
Hypothetical**	1,000.00	1,014.38	10.49	2.10

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 88/365 (to reflect the actual period). Commencement of operations was April 1, 2010.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30 J.P. MORGAN EQUITY FUNDS JUNE 30, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

JUNE 30, 2010 J.P. MORGAN EQUITY FUNDS 31

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-USREP-610

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2010

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Intrepid America Fund	3
JPMorgan Intrepid Growth Fund	5
JPMorgan Intrepid Mid Cap Fund	7
JPMorgan Intrepid Multi Cap Fund	9
JPMorgan Intrepid Value Fund	11
Schedules of Portfolio Investments	13
Financial Statements	33
Financial Highlights	48
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	68
Trustees	69
Officers	71
Schedule of Shareholder Expenses	72
Tax Letter	75
Privacy Policy	76

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets and offered renewed confidence that the worst of the financial crisis was over.

“In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news as well as renewed deflation concerns. Despite this however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory

The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Economic concerns drive investors to longer-dated Treasuries

Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8%, and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 1

JPMorgan Intrepid Funds

MARKET OVERVIEW
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

Despite falling victim to this widespread risk aversion, U.S. stocks posted solid gains for the reporting period, with the S&P 500 Index gaining 14.43% for the twelve months ended June 30, 2010. Investor sentiment was supported by strong corporate earnings, as a significant number of companies listed in the S&P 500 Index reported better-than-expected revenue for the first quarter of 2010. U.S. mid cap stocks gained more than U.S. large and small cap stocks during the reporting period, while value stocks outperformed growth stocks across asset classes.

Intrepid Investment Philosophy

During the reporting period, each JPMorgan Intrepid Fund employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund aimed to capitalize on these market inefficiencies by targeting stocks that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase. The JPMorgan Intrepid Mid Cap Fund targeted stocks with attractive valuations and strong fundamentals. Each Fund looked to sell stocks when they stopped exhibiting the respective characteristics sought by the Funds’ portfolio managers. The Funds’ portfolio managers used a disciplined quantitative ranking methodology to identify attractive stocks in each sector, combining this process with disciplined portfolio construction, qualitative research and value-added trading.

2 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid America Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.28%
Russell 1000 Index	15.24%

Net Assets as of 6/30/2010 (In Thousands)	$1,424,438

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund seeks to provide long-term capital growth.

FUND PERFORMANCE

The JPMorgan Intrepid America Fund (Select Class Shares) outperformed the Russell 1000 Index for the twelve months ended June 30, 2010, as strength from the Fund’s materials and consumer discretionary holdings more than offset relative weakness among the Fund’s financials and telecommunication services holdings.

Individual contributors to the Fund’s relative performance included the Fund’s positions in Dow Chemical Co. and Lexmark International, Inc. Dow Chemical Co. provides chemical, plastic and agricultural products and services to a diversified array of industries. The stock benefited as demand began to recover in many of the company’s end markets. Lexmark International, Inc. provides printing and imaging solutions for offices and homes. The stock rose after the company reported strong fourth quarter earnings, driven by a mix of products sold and cost cutting.

Individual detractors from relative performance included the Fund’s positions in Goldman Sachs Group, Inc. and Transocean Ltd. Shares of investment bank Goldman Sachs Group, Inc. declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010. Shares of Transocean Ltd., an international provider of offshore contract drilling services for oil and gas wells, were hurt by uncertainty surrounding the potential fallout from the oil spill in the Gulf of Mexico.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	International Business Machines Corp.	3.2%
2.	Microsoft Corp.	3.2
3.	Bank of America Corp.	2.9
4.	Exxon Mobil Corp.	2.8
5.	Wal-Mart Stores, Inc.	2.6
6.	Hewlett-Packard Co.	2.6
7.	Chevron Corp.	2.4
8.	Apple, Inc.	2.3
9.	Wells Fargo & Co.	2.1
10.	Time Warner, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.0%
Financials	16.4
Health Care	12.6
Industrials	10.7
Energy	10.2
Consumer Discretionary	9.4
Consumer Staples	9.2
Materials	4.2
Utilities	3.9
Telecommunication Services	2.5
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 3

JPMorgan Intrepid America Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		14.90%	(1.62)%	5.65%
With Sales Charge*		8.87	(2.68)	4.88
CLASS C SHARES	2/19/05
Without CDSC		14.37	(2.11)	5.26
With CDSC**		13.37	(2.11)	5.26
CLASS R2 SHARES	11/3/08	14.68	(1.69)	5.60
CLASS R5 SHARES	5/15/06	15.49	(1.21)	5.97
SELECT CLASS SHARES	2/28/03	15.28	(1.37)	5.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.64%
Russell 1000 Growth Index	13.62%

Net Assets as of 6/30/2010 (In Thousands)	$544,956

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth.

FUND PERFORMANCE

The JPMorgan Intrepid Growth Fund (Select Class Shares) outperformed the Russell 1000 Growth Index for the twelve months ended June 30, 2010. The Fund’s stock selection in the materials sector contributed to relative performance, while relative weakness among the Fund’s financials holdings detracted from relative returns.

Individual contributors to the Fund’s relative performance included the Fund’s positions in Dow Chemical Co. and Lexmark International, Inc. Dow Chemical Co. provides chemical, plastic and agricultural products and services to a diversified array of industries. The stock benefited as demand began to recover in many of the company’s end markets. Lexmark International, Inc. provides printing and imaging solutions for offices and homes. The stock rose after the company reported strong fourth quarter earnings, driven by a mix of products sold and cost cutting. The Fund’s relative performance also benefited from its underweight position in Monsanto Co. The global seed producer saw its stock price decline after it lowered its full year earnings forecast, citing lower profits in its “Round Up” weed-killing business.

Individual detractors from relative performance included the Fund’s overweight positions in Goldman Sachs Group, Inc. and Microsoft Corp. Shares of investment bank Goldman Sachs, Inc. declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010. Shares of Microsoft Corp. declined on investor concerns about market share losses following the strong sales of Apple’s newly released iPad tablet PC. Other individual detractors included biotechnology and pharmaceuticals company Amgen, Inc., which was hurt by the uncertainty surrounding federal healthcare reform.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	5.9%
2.	Exxon Mobil Corp.	4.9
3.	International Business Machines Corp.	4.8
4.	Microsoft Corp.	4.0
5.	Hewlett-Packard Co.	3.0
6.	Wal-Mart Stores, Inc.	2.8
7.	Oracle Corp.	2.2
8.	Medtronic, Inc.	2.2
9.	Boeing Co. (The)	2.2
10.	DIRECTV, Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	30.9%
Consumer Discretionary	11.8
Industrials	11.8
Health Care	11.2
Consumer Staples	11.0
Energy	10.1
Financials	4.9
Materials	4.6
Telecommunication Services	0.4
Short-Term Investment	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		14.32%	(0.66)%	5.33%
With Sales Charge*		8.35	(1.72)	4.56
CLASS C SHARES	2/19/05
Without CDSC		13.78	(1.18)	4.93
With CDSC**		12.78	(1.18)	4.93
CLASS R2 SHARES	11/3/08	14.04	(0.75)	5.26
CLASS R5 SHARES	5/15/06	14.79	(0.28)	5.62
SELECT CLASS SHARES	2/28/03	14.64	(0.43)	5.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.23%
Russell Midcap Index	25.13%

Net Assets as of 6/30/2010 (In Thousands)	$355,683

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

FUND PERFORMANCE

The JPMorgan Intrepid Mid Cap Fund (Select Class Shares) underperformed the Russell Midcap Index for the twelve months ended June 30, 2010. The Fund’s stock selection in the software & services sector detracted from relative performance, while the Fund’s stock selection in the basic materials sector added to relative returns.

Individual detractors from relative performance included the Fund’s positions in URS Corp. and Apollo Group, Inc. Shares of construction services company URS Corp. declined amid uncertainty about the strength and sustainability of the recovery in engineering and construction spending. Apollo Group, Inc., a higher education provider, was hurt as looming federal education reform that could decrease the company’s earnings power weighed on the stock.

Individual contributors to relative performance included the Fund’s position in Cimarex Energy Co. and Lexmark International, Inc. Shares of Cimarex Energy Co., an oil and gas exploration and production company with land-based operations, rose during the reporting period as concerns surrounding the oil spill in the Gulf of Mexico led many investors to rotate out of energy companies with offshore operations and purchase shares of energy companies with onshore operations. Shares of Lexmark International, Inc., which provides printing and imaging solutions for offices and homes, rose after the company reported strong fourth quarter earnings, driven by a mix of products sold and cost cutting.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Tyson Foods, Inc. Class A	1.8%
2.	PPG Industries, Inc.	1.8
3.	Del Monte Foods Co.	1.6
4.	Qwest Communications International, Inc.	1.6
5.	Cooper Cos., Inc. (The)	1.6
6.	Parker Hannifin Corp.	1.4
7.	Gannett Co., Inc.	1.3
8.	Hospitality Properties Trust	1.3
9.	American Financial Group, Inc.	1.3
10.	AmerisourceBergen Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.5%
Consumer Discretionary	17.2
Information Technology	13.4
Industrials	11.4
Health Care	10.5
Utilities	7.8
Materials	7.2
Energy	5.5
Consumer Staples	5.3
Telecommunication Services	1.9
U.S. Treasury Obligation	0.2
Short-Term Investment	0.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		21.93%	0.13%	2.98%
With Sales Charge*		15.51	(0.95)	2.43
CLASS B SHARES	9/23/96
Without CDSC		21.15	(0.50)	2.41
With CDSC**		16.15	(0.91)	2.41
CLASS C SHARES	3/22/99
Without CDSC		21.14	(0.48)	2.30
With CDSC***		20.14	(0.48)	2.30
SELECT CLASS SHARES	6/1/91	22.23	0.37	3.23

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	16.65%
Russell 3000 Index	15.72%

Net Assets as of 6/30/2010 (In Thousands)	$10,702

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund seeks to provide long-term capital appreciation.

FUND PERFORMANCE

The JPMorgan Intrepid Multi Cap Fund (Select Class Shares) outperformed the Russell 3000 Index for the twelve months ended June 30, 2010, as strength from the Fund’s health care and materials holdings more than offset relative weakness from the Fund’s industrials and financials holdings.

Individual contributors to the Fund’s relative performance were diversified across sectors and market capitalizations and included the Fund’s positions in Coca-Cola Enterprises, Inc., Dow Chemical Co. and Lexmark International, Inc. Shares of Coca Cola Enterprise, Inc. rallied after the company entered into an agreement to be acquired by the Coca-Cola Company. Dow Chemical Co. provides chemical, plastic and agricultural products and services to a diversified array of industries. The stock benefited as demand began to recover in many of the company’s end markets. Lexmark International, Inc. provides printing and imaging solutions for offices and homes. The stock rose after the company reported strong fourth quarter earnings, driven by a mix of products sold and cost cutting.

Individual detractors from relative performance included the Fund’s positions in Goldman Sachs Group, Inc., Microsoft Corp. and General Dynamics Corp. Shares of investment bank Goldman Sachs declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010. Shares of Microsoft Corp. declined on investor concerns about market share losses following the strong sales of Apple’s newly released iPad tablet PC. Shares of General Dynamics Corp., an aerospace and defense company, declined amid concerns about potential cuts in the U.S. defense budget, particularly for the amphibious landing craft produced by General Dynamics Corp.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.5%
2.	Chevron Corp.	2.8
3.	Wal-Mart Stores, Inc.	2.6
4.	Bank of America Corp.	2.6
5.	Exxon Mobil Corp.	2.5
6.	Hewlett-Packard Co.	2.2
7.	Apple, Inc.	2.2
8.	General Dynamics Corp.	1.9
9.	Warner Chilcott plc, (Ireland), Class A	1.6
10.	PNC Financial Services Group, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	17.8%
Financials	16.3
Health Care	13.0
Industrials	11.0
Consumer Discretionary	9.8
Energy	9.7
Consumer Staples	9.3
Materials	4.4
Utilities	3.5
Telecommunication Services	2.4
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		16.36%	(2.83)%	4.92%
With Sales Charge*		10.28	(3.88)	4.15
CLASS C SHARES	2/19/05
Without CDSC		15.66	(3.33)	4.52
With CDSC**		14.66	(3.33)	4.52
SELECT CLASS SHARES	2/28/03	16.65	(2.59)	5.11

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.61%
Russell 1000 Value Index	16.92%

Net Assets as of 6/30/2010 (In Thousands)	$268,386

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation.

FUND PERFORMANCE

The JPMorgan Intrepid Value Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the twelve months ended June 30, 2010. The Fund’s stock selection in the energy and financials sectors detracted from relative performance, while the Fund’s stock selection in the materials and consumer discretionary sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Transocean Ltd. and Goldman Sachs Group, Inc. Transocean Ltd., an international provider of offshore contract drilling services for oil and gas wells, was hurt by uncertainty surrounding the potential fallout from the oil spill in the Gulf of Mexico. Shares of investment bank Goldman Sachs Group, Inc. declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010.

The Fund’s relative performance was helped by its positions in Capital One Financial Corp. and Time Warner Cable Inc. Shares of credit card company Capital One Financial Corp. benefited as the improving economy spurred credit-card spending. Shares of Time Warner Cable Inc. rose as the cable operator reported strong subscriber gains across its home Internet, home phone and digital cable businesses.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Bank of America Corp.	4.2%
2.	Wells Fargo & Co.	3.0
3.	Chevron Corp.	2.8
4.	Citigroup, Inc.	2.4
5.	Time Warner, Inc.	2.2
6.	Time Warner Cable, Inc.	2.1
7.	AT&T, Inc.	2.1
8.	Dow Chemical Co. (The)	1.9
9.	Exelon Corp.	1.9
10.	Pfizer, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.5%
Health Care	12.2
Energy	10.0
Industrials	8.6
Consumer Staples	8.4
Utilities	7.2
Consumer Discretionary	7.1
Information Technology	6.9
Telecommunication Services	4.8
Materials	3.8
Short-Term Investment	4.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 11

JPMorgan Intrepid Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		14.23%	(1.27)%	6.53%
With Sales Charge*		8.25	(2.32)	5.75
CLASS C SHARES	2/19/05
Without CDSC		13.70	(1.75)	6.14
With CDSC**		12.70	(1.75)	6.14
CLASS R2 SHARES	11/3/08	13.98	(1.34)	6.47
CLASS R5 SHARES	5/15/06	14.75	(0.86)	6.84
SELECT CLASS SHARES	2/28/03	14.61	(1.01)	6.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
	Consumer Discretionary — 9.3%
	Auto Components — 0.4%
186	Johnson Controls, Inc.	4,996
	Hotels, Restaurants & Leisure — 1.5%
191	Carnival Corp.	5,767
228	Royal Caribbean Cruises Ltd. (a) (c)	5,189
181	Starbucks Corp.	4,398
308	Wyndham Worldwide Corp.	6,203
		21,557
	Household Durables — 0.4%
73	Whirlpool Corp. (c)	6,385
	Media — 3.9%
416	Gannett Co., Inc. (c)	5,596
357	Time Warner Cable, Inc.	18,598
914	Time Warner, Inc.	26,410
159	Viacom, Inc., Class B	4,988
		55,592
	Multiline Retail — 1.4%
173	Big Lots, Inc. (a)	5,536
445	Macy’s, Inc.	7,964
184	Nordstrom, Inc. (c)	5,913
		19,413
	Specialty Retail — 1.3%
300	Limited Brands, Inc.	6,619
229	Signet Jewelers Ltd., (Bermuda) (a)	6,289
232	Williams-Sonoma, Inc. (c)	5,758
		18,666
	Textiles, Apparel & Luxury Goods — 0.4%
339	Jones Apparel Group, Inc.	5,372
	Total Consumer Discretionary	131,981
	Consumer Staples — 9.1%
	Beverages — 0.6%
233	Dr. Pepper Snapple Group, Inc.	8,708
	Food & Staples Retailing — 2.6%
771	Wal-Mart Stores, Inc.	37,062
	Food Products — 0.4%
428	Del Monte Foods Co.	6,153
	Household Products — 1.5%
107	Energizer Holdings, Inc. (a)	5,375
255	Kimberly-Clark Corp.	15,461
		20,836
	Personal Products — 0.4%
133	Herbalife Ltd., (Cayman Islands) (c)	6,102
	Tobacco — 3.6%
730	Altria Group, Inc.	14,626
325	Lorillard, Inc.	23,401
273	Philip Morris International, Inc.	12,532
		50,559
	Total Consumer Staples	129,420
	Energy — 10.1%
	Energy Equipment & Services — 1.6%
167	Cameron International Corp. (a)	5,428
136	Dresser-Rand Group, Inc. (a)	4,291
380	National Oilwell Varco, Inc.	12,563
		22,282
	Oil, Gas & Consumable Fuels — 8.5%
67	Anadarko Petroleum Corp.	2,403
49	Apache Corp.	4,150
498	Chevron Corp.	33,774
72	Cimarex Energy Co.	5,161
361	Devon Energy Corp.	21,962
694	Exxon Mobil Corp.	39,632
180	Occidental Petroleum Corp.	13,868
		120,950
	Total Energy	143,232
	Financials — 16.2%
	Capital Markets — 2.2%
606	Ameriprise Financial, Inc.	21,888
523	Apollo Investment Corp.	4,879
17	Goldman Sachs Group, Inc. (The)	2,220
97	Morgan Stanley	2,250
		31,237
	Commercial Banks — 3.5%
59	Comerica, Inc.	2,188
326	PNC Financial Services Group, Inc.	18,391
1,136	Wells Fargo & Co.	29,080
		49,659
	Consumer Finance — 1.8%
623	Capital One Financial Corp.	25,123
	Diversified Financial Services — 3.1%
2,823	Bank of America Corp.	40,560
1,168	Citigroup, Inc. (a)	4,389
		44,949

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 3.7%
225	ACE Ltd., (Switzerland)	11,573
168	Endurance Specialty Holdings Ltd., (Bermuda)	6,312
100	Genworth Financial, Inc., Class A (a)	1,310
109	Hartford Financial Services Group, Inc.	2,416
227	Lincoln National Corp.	5,514
370	Prudential Financial, Inc.	19,833
340	XL Capital Ltd., (Bermuda), Class A	5,440
		52,398
	Real Estate Investment Trusts (REITs) — 1.9%
45	Alexandria Real Estate Equities, Inc. (c)	2,871
73	Digital Realty Trust, Inc. (c)	4,228
173	Realty Income Corp. (c)	5,250
165	Senior Housing Properties Trust (c)	3,308
65	Simon Property Group, Inc. (c)	5,236
315	UDR, Inc. (c)	6,020
		26,913
	Total Financials	230,279
	Health Care — 12.4%
	Biotechnology — 1.7%
352	Amgen, Inc. (a)	18,521
101	Cephalon, Inc. (a) (c)	5,743
		24,264
	Health Care Equipment & Supplies — 2.6%
123	Hospira, Inc. (a)	7,072
142	Kinetic Concepts, Inc. (a) (c)	5,195
671	Medtronic, Inc.	24,319
		36,586
	Health Care Providers & Services — 4.8%
286	Aetna, Inc.	7,555
140	Cardinal Health, Inc.	4,706
188	Community Health Systems, Inc. (a) (c)	6,353
241	Health Net, Inc. (a)	5,868
129	Humana, Inc. (a)	5,887
326	McKesson Corp.	21,867
600	UnitedHealth Group, Inc.	17,037
		69,273
	Life Sciences Tools & Services — 0.5%
158	Thermo Fisher Scientific, Inc. (a)	7,740
	Pharmaceuticals — 2.8%
212	Endo Pharmaceuticals Holdings, Inc. (a)	4,628
577	Merck & Co., Inc.	20,171
383	Pfizer, Inc.	5,459
400	Warner Chilcott plc, (Ireland), Class A (a) (c)	9,145
		39,403
	Total Health Care	177,266
	Industrials — 10.5%
	Aerospace & Defense — 3.4%
226	Boeing Co. (The) (c)	14,156
385	General Dynamics Corp.	22,522
180	United Technologies Corp.	11,671
		48,349
	Air Freight & Logistics — 0.4%
95	United Parcel Service, Inc., Class B	5,427
	Airlines — 0.6%
786	Delta Air Lines, Inc. (a)	9,239
	Commercial Services & Supplies — 0.4%
304	R.R. Donnelley & Sons Co.	4,973
	Electrical Equipment — 0.8%
127	Cooper Industries plc (c)	5,597
168	Thomas & Betts Corp. (a)	5,815
		11,412
	Industrial Conglomerates — 0.4%
313	Textron, Inc. (c)	5,317
	Machinery — 3.1%
88	Cummins, Inc.	5,738
240	Eaton Corp.	15,679
129	Joy Global, Inc.	6,442
198	Oshkosh Corp. (a)	6,154
101	Parker Hannifin Corp.	5,602
104	Toro Co. (The) (c)	5,123
		44,738
	Road & Rail — 1.0%
278	Norfolk Southern Corp.	14,743
	Trading Companies & Distributors — 0.4%
166	WESCO International, Inc. (a) (c)	5,593
	Total Industrials	149,791
	Information Technology — 18.7%
	Communications Equipment — 0.2%
76	QUALCOMM, Inc.	2,479
	Computers & Peripherals — 7.1%
130	Apple, Inc. (a)	32,724
441	Dell, Inc. (a)	5,317
504	EMC Corp. (a)	9,216
843	Hewlett-Packard Co.	36,474

SEE NOTES TO FINANCIAL STATEMENTS.

14 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — Continued
105	Lexmark International, Inc., Class A (a) (c)	3,455
114	SanDisk Corp. (a)	4,787
324	Seagate Technology, (Cayman Islands) (a)	4,228
149	Western Digital Corp. (a)	4,497
		100,698
	IT Services — 4.7%
104	Alliance Data Systems Corp. (a) (c)	6,166
212	Amdocs Ltd., (United Kingdom) (a)	5,698
114	Computer Sciences Corp.	5,145
530	Convergys Corp. (a)	5,195
363	International Business Machines Corp.	44,867
		67,071
	Office Electronics — 1.3%
2,308	Xerox Corp.	18,556
	Semiconductors & Semiconductor Equipment — 2.3%
223	Intel Corp.	4,341
807	Intersil Corp., Class A	9,772
820	LSI Corp. (a)	3,771
359	Marvell Technology Group Ltd., (Bermuda) (a)	5,659
361	Novellus Systems, Inc. (a)	9,145
		32,688
	Software — 3.1%
1,949	Microsoft Corp.	44,853
	Total Information Technology	266,345
	Materials — 4.1%
	Chemicals — 1.6%
43	CF Industries Holdings, Inc.	2,735
824	Dow Chemical Co. (The)	19,540
		22,275
	Metals & Mining — 2.5%
177	Carpenter Technology Corp.	5,795
139	Cliffs Natural Resources, Inc.	6,569
153	Freeport-McMoRan Copper & Gold, Inc.	9,029
335	Southern Copper Corp.	8,894
350	Titanium Metals Corp. (a) (c)	6,153
		36,440
	Total Materials	58,715
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
500	AT&T, Inc.	12,095
329	CenturyLink, Inc. (c)	10,960
408	Verizon Communications, Inc.	11,443
	Total Telecommunication Services	34,498
	Utilities — 3.8%
	Electric Utilities — 1.1%
489	American Electric Power Co., Inc. (c)	15,787
	Independent Power Producers & Energy Traders — 0.1%
38	Constellation Energy Group, Inc.	1,238
	Multi-Utilities — 2.6%
116	DTE Energy Co.	5,300
276	PG&E Corp.	11,340
445	Sempra Energy	20,813
		37,453
	Total Utilities	54,478
	Total Common Stocks (Cost $1,277,610)	1,376,005
Short-Term Investment — 1.9%
	Investment Company — 1.9%
26,920	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $26,920)	26,920
Investment of Cash Collateral for Securities on Loan — 7.3%
	Investment Company — 7.3%
103,932	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $103,932)	103,932
	Total Investments — 105.8% (Cost $1,408,462)	1,506,857
	Liabilities in Excess of Other Assets — (5.8)%	(82,419)
	NET ASSETS — 100.0%	$1,424,438

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
50	E-mini S&P 500	09/17/10	$2,567	$(27)

SEE NOTES TO FINANCIAL STATEMENTS.

16 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 11.8%
	Auto Components — 0.4%
72	TRW Automotive Holdings Corp. (a)	1,974
	Automobiles — 0.5%
275	Ford Motor Co. (a)	2,774
	Diversified Consumer Services — 0.4%
25	ITT Educational Services, Inc. (a)	2,067
	Hotels, Restaurants & Leisure — 2.5%
32	Carnival Corp.	959
82	Royal Caribbean Cruises Ltd. (a) (c)	1,860
373	Starbucks Corp.	9,062
96	Wyndham Worldwide Corp.	1,937
		13,818
	Household Durables — 0.4%
23	Whirlpool Corp. (c)	2,055
	Media — 2.6%
312	DIRECTV, Class A (a)	10,593
157	Gannett Co., Inc. (c)	2,119
48	Omnicom Group, Inc.	1,646
		14,358
	Multiline Retail — 1.9%
69	Big Lots, Inc. (a)	2,198
110	Macy’s, Inc.	1,971
74	Nordstrom, Inc. (c)	2,369
74	Target Corp.	3,634
		10,172
	Specialty Retail — 2.6%
13	AutoZone, Inc. (a)	2,531
79	Gap, Inc. (The)	1,544
105	Limited Brands, Inc.	2,313
87	Signet Jewelers Ltd., (Bermuda) (a)	2,392
77	TJX Cos., Inc.	3,218
94	Williams-Sonoma, Inc. (c)	2,331
		14,329
	Textiles, Apparel & Luxury Goods — 0.5%
154	Jones Apparel Group, Inc.	2,443
	Total Consumer Discretionary	63,990
	Consumer Staples — 11.0%
	Beverages — 0.6%
90	Dr. Pepper Snapple Group, Inc.	3,376
	Food & Staples Retailing — 2.8%
314	Wal-Mart Stores, Inc.	15,113
	Food Products — 1.1%
138	ConAgra Foods, Inc.	3,216
128	Del Monte Foods Co.	1,834
49	Tyson Foods, Inc., Class A	795
		5,845
	Household Products — 1.5%
40	Clorox Co.	2,505
36	Colgate-Palmolive Co.	2,836
51	Kimberly-Clark Corp.	3,092
		8,433
	Personal Products — 0.5%
58	Herbalife Ltd., (Cayman Islands) (c)	2,676
	Tobacco — 4.5%
286	Altria Group, Inc.	5,730
128	Lorillard, Inc.	9,242
204	Philip Morris International, Inc.	9,333
		24,305
	Total Consumer Staples	59,748
	Energy — 10.0%
	Energy Equipment & Services — 2.3%
72	Cameron International Corp. (a)	2,355
15	Core Laboratories N.V., (Netherlands)	2,199
69	Dresser-Rand Group, Inc. (a)	2,161
174	National Oilwell Varco, Inc.	5,744
		12,459
	Oil, Gas & Consumable Fuels — 7.7%
60	Chevron Corp.	4,051
54	Cimarex Energy Co.	3,894
47	Continental Resources, Inc. (a)	2,084
21	Devon Energy Corp.	1,298
470	Exxon Mobil Corp.	26,834
25	Frontline Ltd., (Bermuda)	705
44	Occidental Petroleum Corp.	3,368
		42,234
	Total Energy	54,693
	Financials — 4.9%
	Capital Markets — 1.5%
234	Ameriprise Financial, Inc.	8,454
	Consumer Finance — 0.5%
71	Capital One Financial Corp.	2,849
	Diversified Financial Services — 1.0%
365	Bank of America Corp.	5,244

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 1.2%
84	Lincoln National Corp.	2,031
83	Prudential Financial, Inc.	4,427
		6,458
	Real Estate Investment Trusts (REITs) — 0.7%
30	Digital Realty Trust, Inc. (c)	1,713
24	Simon Property Group, Inc. (c)	1,959
		3,672
	Total Financials	26,677
	Health Care — 11.2%
	Biotechnology — 1.6%
128	Amgen, Inc. (a)	6,754
38	Cephalon, Inc. (a) (c)	2,173
		8,927
	Health Care Equipment & Supplies — 4.4%
69	Hospira, Inc. (a)	3,970
56	Kinetic Concepts, Inc. (a) (c)	2,026
332	Medtronic, Inc.	12,027
110	Zimmer Holdings, Inc. (a)	5,946
		23,969
	Health Care Providers & Services — 3.8%
90	Aetna, Inc.	2,366
53	Cardinal Health, Inc.	1,795
77	Community Health Systems, Inc. (a) (c)	2,610
91	Health Net, Inc. (a)	2,223
49	Humana, Inc. (a)	2,233
96	McKesson Corp.	6,468
96	UnitedHealth Group, Inc.	2,712
		20,407
	Health Care Technology — 0.4%
31	SXC Health Solutions Corp. (a)	2,278
	Pharmaceuticals — 1.0%
81	Endo Pharmaceuticals Holdings, Inc. (a)	1,767
165	Warner Chilcott plc, (Ireland), Class A (a) (c)	3,769
		5,536
	Total Health Care	61,117
	Industrials — 11.8%
	Aerospace & Defense — 4.8%
187	Boeing Co. (The) (c)	11,741
148	General Dynamics Corp.	8,649
86	United Technologies Corp.	5,608
		25,998
	Air Freight & Logistics — 0.5%
49	United Parcel Service, Inc., Class B	2,782
	Airlines — 1.6%
745	Delta Air Lines, Inc. (a)	8,754
	Commercial Services & Supplies — 0.3%
116	R.R. Donnelley & Sons Co.	1,905
	Electrical Equipment — 0.7%
41	Cooper Industries plc (c)	1,808
64	Thomas & Betts Corp. (a)	2,224
		4,032
	Industrial Conglomerates — 0.4%
122	Textron, Inc. (c)	2,074
	Machinery — 3.1%
124	Deere & Co.	6,927
29	Eaton Corp.	1,865
36	Gardner Denver, Inc.	1,621
41	Joy Global, Inc.	2,054
70	Oshkosh Corp. (a)	2,187
38	Parker Hannifin Corp. (c)	2,107
		16,761
	Trading Companies & Distributors — 0.4%
62	WESCO International, Inc. (a) (c)	2,081
	Total Industrials	64,387
	Information Technology — 30.8%
	Communications Equipment — 1.5%
182	Cisco Systems, Inc. (a)	3,874
50	Harris Corp.	2,066
70	QUALCOMM, Inc.	2,305
		8,245
	Computers & Peripherals — 11.0%
127	Apple, Inc. (a)	31,881
260	Dell, Inc. (a) (c)	3,133
141	EMC Corp. (a)	2,575
379	Hewlett-Packard Co.	16,405
33	Lexmark International, Inc., Class A (a) (c)	1,093
42	SanDisk Corp. (a)	1,784
109	Seagate Technology, (Cayman Islands) (a)	1,419
59	Western Digital Corp. (a)	1,786
		60,076
	Internet Software & Services — 1.8%
22	Google, Inc., Class A (a)	9,611
	IT Services — 6.6%
33	Alliance Data Systems Corp. (a) (c)	1,967

SEE NOTES TO FINANCIAL STATEMENTS.

18 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
76	Amdocs Ltd., (United Kingdom) (a)	2,044
83	Cognizant Technology Solutions Corp., Class A (a)	4,175
210	International Business Machines Corp.	25,937
67	Lender Processing Services, Inc.	2,107
		36,230
	Office Electronics — 0.6%
418	Xerox Corp.	3,362
	Semiconductors & Semiconductor Equipment — 3.1%
50	Applied Materials, Inc.	601
169	Intel Corp.	3,295
370	Intersil Corp., Class A	4,476
309	LSI Corp. (a)	1,421
201	Marvell Technology Group Ltd., (Bermuda) (a)	3,173
147	Novellus Systems, Inc. (a) (c)	3,721
		16,687
	Software — 6.2%
940	Microsoft Corp.	21,635
561	Oracle Corp.	12,035
		33,670
	Total Information Technology	167,881
	Materials — 4.6%
	Chemicals — 1.7%
43	Ashland, Inc.	1,977
16	CF Industries Holdings, Inc.	1,041
255	Dow Chemical Co. (The)	6,058
		9,076
	Metals & Mining — 2.9%
85	Cliffs Natural Resources, Inc.	3,999
64	Freeport-McMoRan Copper & Gold, Inc. (c)	3,805
214	Southern Copper Corp.	5,675
133	Titanium Metals Corp. (a) (c)	2,334
		15,813
	Total Materials	24,889
	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
71	CenturyLink, Inc.	2,349
	Total Common Stocks (Cost $497,085)	525,731
Short-Term Investment — 3.3%
	Investment Company — 3.3%
17,936	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $17,936)	17,936
Investment of Cash Collateral for Securities on Loan — 8.1%
	Investment Company — 8.1%
44,174	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $44,174)	44,174
	Total Investments — 107.9% (Cost $559,195)	587,841
	Liabilities in Excess of Other Assets — (7.9)%	(42,885)
	NET ASSETS — 100.0%	$544,956

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
50	E-mini S&P 500	09/17/10	$2,567	$(62)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Consumer Discretionary — 16.9%
	Auto Components — 1.3%
55	Autoliv, Inc., (Sweden) (a)	2,612
74	TRW Automotive Holdings Corp. (a)	2,032
		4,644
	Distributors — 0.3%
24	Genuine Parts Co.	927
	Diversified Consumer Services — 1.7%
33	Apollo Group, Inc., Class A (a)	1,414
19	Career Education Corp. (a)	428
111	H&R Block, Inc.	1,734
334	Service Corp. International	2,469
		6,045
	Hotels, Restaurants & Leisure — 1.4%
93	Brinker International, Inc.	1,341
11	Choice Hotels International, Inc.	332
171	Wyndham Worldwide Corp.	3,444
		5,117
	Household Durables — 2.1%
19	D.R. Horton, Inc.	184
29	Garmin Ltd., (Cayman Islands) (c)	855
81	Jarden Corp.	2,182
84	Leggett & Platt, Inc.	1,677
2	NVR, Inc. (a)	1,376
22	Stanley Black & Decker, Inc.	1,101
		7,375
	Internet & Catalog Retail — 0.2%
3	NetFlix, Inc. (a)	348
2	priceline.com, Inc. (a)	300
		648
	Leisure Equipment & Products — 0.5%
37	Hasbro, Inc.	1,510
21	Mattel, Inc.	436
		1,946
	Media — 3.0%
104	CBS Corp., Class B	1,346
50	DISH Network Corp., Class A	906
60	DreamWorks Animation SKG, Inc., Class A (a)	1,726
344	Gannett Co., Inc.	4,627
6	John Wiley & Sons, Inc., Class A	240
45	Liberty Global, Inc., Class A (a)	1,159
22	McGraw-Hill Cos., Inc. (The)	625
		10,629
	Multiline Retail — 1.8%
91	Big Lots, Inc. (a)	2,927
7	J.C. Penney Co., Inc.	152
133	Macy’s, Inc.	2,375
30	Nordstrom, Inc.	979
		6,433
	Specialty Retail — 4.2%
32	Abercrombie & Fitch Co., Class A	982
23	Advance Auto Parts, Inc.	1,162
28	Aeropostale, Inc. (a)	795
175	GameStop Corp., Class A (a)	3,284
105	Gap, Inc. (The)	2,037
78	Limited Brands, Inc.	1,719
66	RadioShack Corp.	1,278
33	Ross Stores, Inc.	1,732
32	Signet Jewelers Ltd., (Bermuda) (a)	869
26	TJX Cos., Inc.	1,078
		14,936
	Textiles, Apparel & Luxury Goods — 0.4%
62	Hanesbrands, Inc. (a)	1,487
	Total Consumer Discretionary	60,187
	Consumer Staples — 5.3%
	Beverages — 0.6%
138	Constellation Brands, Inc., Class A (a)	2,160
	Food & Staples Retailing — 0.3%
81	SUPERVALU, Inc.	882
	Food Products — 3.4%
392	Del Monte Foods Co.	5,644
389	Tyson Foods, Inc., Class A	6,379
		12,023
	Personal Products — 0.5%
37	Herbalife Ltd., (Cayman Islands)	1,718
	Tobacco — 0.5%
12	Lorillard, Inc.	837
21	Reynolds American, Inc.	1,079
		1,916
	Total Consumer Staples	18,699
	Energy — 5.4%
	Energy Equipment & Services — 2.4%
17	Baker Hughes, Inc.	706
42	Cameron International Corp. (a)	1,359
5	Core Laboratories N.V., (Netherlands) (c)	708
8	Diamond Offshore Drilling, Inc. (c)	479
17	Dresser-Rand Group, Inc. (a)	521

SEE NOTES TO FINANCIAL STATEMENTS.

20 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
21	National Oilwell Varco, Inc.	682
71	Oil States International, Inc. (a)	2,800
10	Tidewater, Inc. (c)	376
23	Unit Corp. (a)	932
		8,563
	Oil, Gas & Consumable Fuels — 3.0%
13	Alpha Natural Resources, Inc. (a)	447
34	Cimarex Energy Co.	2,416
88	EXCO Resources, Inc.	1,284
26	Frontline Ltd., (Bermuda) (c)	736
26	Murphy Oil Corp.	1,283
47	Newfield Exploration Co. (a)	2,272
10	Noble Energy, Inc.	582
33	Southern Union Co.	713
24	Sunoco, Inc.	821
		10,554
	Total Energy	19,117
	Financials — 19.2%
	Capital Markets — 1.5%
61	Affiliated Managers Group, Inc. (a)	3,725
26	Raymond James Financial, Inc.	637
75	TD AMERITRADE Holding Corp. (a)	1,153
		5,515
	Commercial Banks — 3.2%
16	Bank of Hawaii Corp.	759
22	BOK Financial Corp.	1,044
8	City National Corp.	420
8	Cullen/Frost Bankers, Inc.	427
96	Fifth Third Bancorp	1,184
116	Huntington Bancshares, Inc.	640
251	KeyCorp	1,930
11	M&T Bank Corp. (c)	909
250	TCF Financial Corp.	4,154
		11,467
	Consumer Finance — 0.4%
19	AmeriCredit Corp. (a)	343
86	Discover Financial Services	1,202
		1,545
	Diversified Financial Services — 1.0%
27	CBOE Holdings, Inc. (a) (c)	872
146	NASDAQ OMX Group, Inc. (The) (a)	2,599
		3,471
	Insurance — 5.7%
32	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,429
166	American Financial Group, Inc.	4,538
22	Arch Capital Group Ltd., (Bermuda) (a)	1,673
40	Assurant, Inc.	1,379
20	Axis Capital Holdings Ltd., (Bermuda)	591
169	Genworth Financial, Inc., Class A (a)	2,202
27	Hanover Insurance Group, Inc. (The)	1,153
19	Lincoln National Corp.	459
5	PartnerRe Ltd., (Bermuda)	351
51	Principal Financial Group, Inc.	1,200
9	Protective Life Corp.	195
13	Reinsurance Group of America, Inc.	613
40	StanCorp Financial Group, Inc.	1,601
5	Torchmark Corp.	262
119	Unum Group	2,576
		20,222
	Real Estate Investment Trusts (REITs) — 6.4%
12	Alexandria Real Estate Equities, Inc.	767
20	AMB Property Corp.	473
147	Annaly Capital Management, Inc.	2,512
55	Apartment Investment & Management Co., Class A	1,058
9	Camden Property Trust	363
28	Chimera Investment Corp.	99
221	CommonWealth REIT (a)	1,372
61	Developers Diversified Realty Corp.	605
27	Douglas Emmett, Inc. (m)	380
25	Equity Residential	1,028
24	Federal Realty Investment Trust	1,715
43	Health Care REIT, Inc.	1,790
219	Hospitality Properties Trust	4,622
31	Mack-Cali Realty Corp.	925
40	Nationwide Health Properties, Inc.	1,441
29	SL Green Realty Corp.	1,569
37	Taubman Centers, Inc.	1,385
14	Ventas, Inc.	648
		22,752
	Thrifts & Mortgage Finance — 1.0%
112	Hudson City Bancorp, Inc.	1,365
137	New York Community Bancorp, Inc.	2,092
		3,457
	Total Financials	68,429

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 10.4%
	Biotechnology — 1.8%
19	Cephalon, Inc. (a)	1,089
65	Dendreon Corp. (a)	2,095
80	Human Genome Sciences, Inc. (a)	1,806
44	Vertex Pharmaceuticals, Inc. (a)	1,441
		6,431
	Health Care Equipment & Supplies — 3.4%
139	Cooper Cos., Inc. (The)	5,511
51	Hospira, Inc. (a)	2,919
96	Kinetic Concepts, Inc. (a)	3,521
		11,951
	Health Care Providers & Services — 3.8%
49	Aetna, Inc.	1,293
141	AmerisourceBergen Corp.	4,470
66	Health Management Associates, Inc., Class A (a)	513
71	Humana, Inc. (a)	3,220
22	Laboratory Corp. of America Holdings (a)	1,688
30	Lincare Holdings, Inc. (a)	962
64	Omnicare, Inc.	1,515
		13,661
	Health Care Technology — 0.2%
11	SXC Health Solutions Corp. (a)	828
	Pharmaceuticals — 1.2%
34	Endo Pharmaceuticals Holdings, Inc. (a)	750
90	Forest Laboratories, Inc. (a)	2,469
53	Mylan, Inc. (a) (c)	900
		4,119
	Total Health Care	36,990
	Industrials — 11.3%
	Aerospace & Defense — 1.7%
20	Goodrich Corp.	1,338
12	ITT Corp.	543
44	L-3 Communications Holdings, Inc.	3,096
19	Northrop Grumman Corp.	1,051
		6,028
	Airlines — 1.0%
25	Copa Holdings S.A., (Panama), Class A	1,092
128	UAL Corp. (a) (c)	2,622
		3,714
	Commercial Services & Supplies — 0.6%
25	Pitney Bowes, Inc.	555
90	R.R. Donnelley & Sons Co.	1,472
		2,027
	Construction & Engineering — 0.9%
26	Shaw Group, Inc. (The) (a)	883
56	URS Corp. (a)	2,203
		3,086
	Electrical Equipment — 1.2%
59	Hubbell, Inc., Class B	2,335
52	Thomas & Betts Corp. (a)	1,815
		4,150
	Machinery — 4.5%
18	Cummins, Inc.	1,142
85	Navistar International Corp. (a)	4,157
66	Oshkosh Corp. (a)	2,041
91	Parker Hannifin Corp.	5,039
23	Snap-On, Inc.	933
19	SPX Corp.	1,011
71	Timken Co.	1,853
		16,176
	Marine — 0.2%
21	Kirby Corp. (a)	796
	Professional Services — 0.2%
23	Verisk Analytics, Inc., Class A (a)	688
	Road & Rail — 0.8%
29	CSX Corp.	1,457
30	Ryder System, Inc.	1,215
		2,672
	Trading Companies & Distributors — 0.2%
20	WESCO International, Inc. (a)	677
	Total Industrials	40,014
	Information Technology — 13.2%
	Communications Equipment — 1.2%
66	Brocade Communications Systems, Inc. (a)	341
61	CommScope, Inc. (a)	1,444
56	Harris Corp.	2,331
		4,116
	Computers & Peripherals — 1.4%
68	Lexmark International, Inc., Class A (a)	2,230
30	QLogic Corp. (a)	500
78	Western Digital Corp. (a)	2,355
		5,085

SEE NOTES TO FINANCIAL STATEMENTS.

22 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electronic Equipment, Instruments & Components — 1.2%
67	Arrow Electronics, Inc. (a)	1,491
91	Avnet, Inc. (a)	2,194
4	Tech Data Corp. (a)	139
73	Vishay Intertechnology, Inc. (a)	567
		4,391
	IT Services — 4.2%
57	Alliance Data Systems Corp. (a) (c)	3,408
56	Broadridge Financial Solutions, Inc.	1,057
62	Computer Sciences Corp.	2,785
275	Convergys Corp. (a)	2,697
23	DST Systems, Inc.	824
79	Fidelity National Information Services, Inc.	2,108
40	Hewitt Associates, Inc., Class A (a)	1,389
17	Lender Processing Services, Inc.	532
		14,800
	Office Electronics — 0.2%
110	Xerox Corp.	880
	Semiconductors & Semiconductor Equipment — 2.8%
8	First Solar, Inc. (a) (c)	877
26	Intersil Corp., Class A	318
28	Linear Technology Corp.	780
301	LSI Corp. (a)	1,384
119	Marvell Technology Group Ltd., (Bermuda) (a)	1,872
109	Micron Technology, Inc. (a)	927
92	National Semiconductor Corp.	1,233
200	ON Semiconductor Corp. (a)	1,276
16	Teradyne, Inc. (a)	160
41	Xilinx, Inc.	1,039
		9,866
	Software — 2.2%
68	BMC Software, Inc. (a)	2,352
187	CA, Inc.	3,439
3	Sybase, Inc. (a)	194
89	Symantec Corp. (a)	1,230
34	Synopsys, Inc. (a)	701
		7,916
	Total Information Technology	47,054
	Materials — 7.1%
	Chemicals — 4.2%
76	Ashland, Inc.	3,519
23	Eastman Chemical Co.	1,219
37	Lubrizol Corp.	2,947
102	PPG Industries, Inc.	6,186
25	Scotts Miracle-Gro Co. (The), Class A	1,110
		14,981
	Containers & Packaging — 1.1%
96	Crown Holdings, Inc. (a)	2,394
19	Pactiv Corp. (a)	524
49	Temple-Inland, Inc.	1,004
		3,922
	Metals & Mining — 1.3%
27	Cliffs Natural Resources, Inc.	1,292
26	Reliance Steel & Aluminum Co.	922
18	Royal Gold, Inc.	864
12	Schnitzer Steel Industries, Inc., Class A	474
15	Walter Energy, Inc.	910
		4,462
	Paper & Forest Products — 0.5%
84	International Paper Co.	1,901
	Total Materials	25,266
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.7%
1,062	Qwest Communications International, Inc.	5,573
53	Windstream Corp.	564
		6,137
	Wireless Telecommunication Services — 0.2%
85	MetroPCS Communications, Inc. (a)	698
	Total Telecommunication Services	6,835
	Utilities — 7.6%
	Electric Utilities — 1.0%
105	DPL, Inc.	2,498
32	Edison International	1,018
		3,516
	Gas Utilities — 2.3%
19	AGL Resources, Inc.	680
73	Energen Corp.	3,254
43	National Fuel Gas Co.	1,975
93	UGI Corp.	2,376
		8,285
	Independent Power Producers & Energy Traders — 1.1%
32	Constellation Energy Group, Inc.	1,026
137	NRG Energy, Inc. (a)	2,899
		3,925
	Multi-Utilities — 3.2%
15	Alliant Energy Corp.	471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Multi-Utilities — Continued
194	CenterPoint Energy, Inc.	2,548
85	CMS Energy Corp.	1,239
12	DTE Energy Co.	561
55	MDU Resources Group, Inc.	995
83	Sempra Energy	3,898
117	TECO Energy, Inc.	1,760
		11,472
	Total Utilities	27,198
	Total Common Stocks (Cost $337,233)	349,789

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
520	U.S. Treasury Note, 1.250%, 11/30/10 (k) (Cost $522)	522

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.1%
	Investment Company — 0.1%
356	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (Cost $356)	356
Investment of Cash Collateral for Securities on Loan — 1.9%
	Investment Company — 1.9%
6,891	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $6,891)	6,891
	Total Investments — 100.5% (Cost $345,002)	357,558
	Liabilities in Excess of Other Assets — (0.5)%	(1,875)
	NET ASSETS — 100.0%	$355,683

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
95	S&P Mid Cap 400	09/17/10	$6,745	$(192)

SEE NOTES TO FINANCIAL STATEMENTS.

24 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.7%
		Consumer Discretionary — 9.6%
		Auto Components — 0.7%
2		Autoliv, Inc., (Sweden) (a)	79
		Hotels, Restaurants & Leisure — 1.5%
3		Royal Caribbean Cruises Ltd. (a)	75
4		Wyndham Worldwide Corp.	83
			158
		Household Durables — 1.0%
1		Whirlpool Corp.	105
		Media — 3.9%
6		Gannett Co., Inc.	82
4		Omnicom Group, Inc.	148
2		Time Warner Cable, Inc.	115
2		Time Warner, Inc.	69
			414
		Multiline Retail — 0.7%
4		Macy’s, Inc.	80
		Specialty Retail — 1.5%
3		Signet Jewelers Ltd., (Bermuda) (a)	88
3		Williams-Sonoma, Inc.	74
			162
		Textiles, Apparel & Luxury Goods — 0.3%
2		Jones Apparel Group, Inc.	29
		Total Consumer Discretionary	1,027
		Consumer Staples — 9.1%
		Beverages — 1.1%
3		Dr. Pepper Snapple Group, Inc.	116
		Food & Staples Retailing — 3.0%
4		SUPERVALU, Inc.	43
6		Wal-Mart Stores, Inc.	274
			317
		Food Products — 2.2%
1		American Italian Pasta Co., Class A (a)	48
7		Del Monte Foods Co.	102
5		Tyson Foods, Inc., Class A	87
			237
		Household Products — 0.8%
2		Energizer Holdings, Inc. (a)	80
		Personal Products — 0.8%
2		Herbalife Ltd., (Cayman Islands)	88
		Tobacco — 1.2%
2		Altria Group, Inc.	47
1		Lorillard, Inc.	86
			133
		Total Consumer Staples	971
		Energy — 9.4%
		Energy Equipment & Services — 2.1%
1		Cameron International Corp. (a)	45
1		Dresser-Rand Group, Inc. (a)	38
4		National Oilwell Varco, Inc.	141
			224
		Oil, Gas & Consumable Fuels — 7.3%
1		Anadarko Petroleum Corp.	22
1		Apache Corp.	50
4		Chevron Corp.	295
1		Cimarex Energy Co.	72
1		Devon Energy Corp.	85
5		Exxon Mobil Corp.	260
			784
		Total Energy	1,008
		Financials — 15.9%
		Capital Markets — 1.9%
2		Ameriprise Financial, Inc.	83
5		Apollo Investment Corp.	46
1		Goldman Sachs Group, Inc. (The)	72
			201
		Commercial Banks — 3.3%
2		BB&T Corp.	42
—	(h)	Comerica, Inc.	11
3		PNC Financial Services Group, Inc.	158
6		Wells Fargo & Co.	149
			360
		Consumer Finance — 1.6%
3		Capital One Financial Corp.	125
2		Nelnet, Inc., Class A	42
			167
		Diversified Financial Services — 2.9%
19		Bank of America Corp.	274
9		Citigroup, Inc. (a)	34
			308
		Insurance — 3.5%
—	(h)	Allied World Assurance Co. Holdings Ltd., (Bermuda)	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — Continued
6		CNO Financial Group, Inc. (a)	30
1		Endurance Specialty Holdings Ltd., (Bermuda)	34
2		Lincoln National Corp.	53
3		Prudential Financial, Inc.	145
1		Travelers Cos., Inc. (The)	57
2		XL Capital Ltd., (Bermuda), Class A	34
			373
		Real Estate Investment Trusts (REITs) — 2.2%
3		Annaly Capital Management, Inc.	50
2		Brandywine Realty Trust	21
2		Omega Healthcare Investors, Inc.	33
—	(h)	Public Storage	35
2		Realty Income Corp.	61
1		Simon Property Group, Inc.	41
			241
		Thrifts & Mortgage Finance — 0.5%
3		Washington Federal, Inc.	52
		Total Financials	1,702
		Health Care — 12.6%
		Biotechnology — 1.8%
3		Amgen, Inc. (a)	137
1		Cephalon, Inc. (a)	57
			194
		Health Care Equipment & Supplies — 3.3%
3		American Medical Systems Holdings, Inc. (a)	57
1		Hospira, Inc. (a)	69
4		Kinetic Concepts, Inc. (a)	139
3		Medtronic, Inc.	91
			356
		Health Care Providers & Services — 3.2%
2		Aetna, Inc.	50
1		Cardinal Health, Inc.	37
1		Community Health Systems, Inc. (a)	47
2		McKesson Corp.	114
3		UnitedHealth Group, Inc.	94
			342
		Life Sciences Tools & Services — 0.5%
1		Thermo Fisher Scientific, Inc. (a)	49
		Pharmaceuticals — 3.8%
4		Endo Pharmaceuticals Holdings, Inc. (a)	82
1		Merck & Co., Inc.	24
10		Pfizer, Inc.	143
7		Warner Chilcott plc, (Ireland), Class A (a)	163
			412
		Total Health Care	1,353
		Industrials — 10.8%
		Aerospace & Defense — 3.9%
2		Boeing Co. (The)	138
3		General Dynamics Corp.	199
1		United Technologies Corp.	84
			421
		Air Freight & Logistics — 0.3%
1		United Parcel Service, Inc., Class B	34
		Airlines — 0.8%
7		Delta Air Lines, Inc. (a)	80
		Commercial Services & Supplies — 0.6%
1		HNI Corp.	30
2		R.R. Donnelley & Sons Co.	30
			60
		Electrical Equipment — 0.5%
1		Cooper Industries plc	53
		Industrial Conglomerates — 1.3%
1		3M Co.	79
4		Textron, Inc.	59
			138
		Machinery — 2.8%
1		Cummins, Inc.	46
1		Eaton Corp.	72
1		Gardner Denver, Inc.	62
1		Joy Global, Inc.	45
2		Oshkosh Corp. (a)	75
			300
		Road & Rail — 0.6%
1		Norfolk Southern Corp.	64
		Total Industrials	1,150
		Information Technology — 17.4%
		Communications Equipment — 0.6%
3		Cisco Systems, Inc. (a)	60
		Computers & Peripherals — 6.8%
1		Apple, Inc. (a)	226
3		Dell, Inc. (a)	38
5		Hewlett-Packard Co.	234
1		Lexmark International, Inc., Class A (a)	48
1		SanDisk Corp. (a)	25

SEE NOTES TO FINANCIAL STATEMENTS.

26 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — Continued
6	Seagate Technology, (Cayman Islands) (a)	81
2	Western Digital Corp. (a)	72
		724
	Internet Software & Services — 0.3%
4	EarthLink, Inc.	29
	IT Services — 1.6%
2	Acxiom Corp. (a)	32
2	Computer Sciences Corp.	81
2	Convergys Corp. (a)	21
1	CSG Systems International, Inc. (a)	24
2	Global Cash Access Holdings, Inc. (a)	17
		175
	Office Electronics — 0.6%
8	Xerox Corp.	63
	Semiconductors & Semiconductor Equipment — 2.5%
4	Intel Corp.	78
4	Intersil Corp., Class A	44
5	LSI Corp. (a)	24
3	Marvell Technology Group Ltd., (Bermuda) (a)	41
2	Novellus Systems, Inc. (a)	53
2	Skyworks Solutions, Inc. (a)	29
		269
	Software — 5.0%
1	Fair Isaac Corp.	29
16	Microsoft Corp.	361
7	Oracle Corp.	150
		540
	Total Information Technology	1,860
	Materials — 4.2%
	Chemicals — 1.3%
6	Dow Chemical Co. (The)	140
	Containers & Packaging — 0.3%
2	Temple-Inland, Inc.	40
	Metals & Mining — 2.6%
1	Carpenter Technology Corp.	26
2	Cliffs Natural Resources, Inc.	80
1	Freeport-McMoRan Copper & Gold, Inc.	44
2	Southern Copper Corp.	51
4	Titanium Metals Corp. (a)	74
		275
	Total Materials	455
	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
4	AT&T, Inc.	89
3	CenturyLink, Inc.	87
6	Cincinnati Bell, Inc. (a)	18
10	Qwest Communications International, Inc.	53
	Total Telecommunication Services	247
	Utilities — 3.4%
	Gas Utilities — 1.3%
2	Energen Corp.	84
2	UGI Corp.	54
		138
	Independent Power Producers & Energy Traders — 0.8%
3	Constellation Energy Group, Inc.	84
	Multi-Utilities — 1.3%
2	DTE Energy Co.	77
1	Sempra Energy	61
		138
	Total Utilities	360
	Total Common Stocks (Cost $9,793)	10,133
Short-Term Investment — 2.7%
	Investment Company — 2.7%
289	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $289)	289
	Total Investments — 97.4% (Cost $10,082)	10,422
	Other Assets in Excess of Liabilities — 2.6%	280
	NET ASSETS — 100.0%	$10,702

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 27

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	09/17/10	$205	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

28 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.7%
	Consumer Discretionary — 7.2%
	Auto Components — 0.3%
16	Autoliv, Inc., (Sweden) (a) (c)	744
	Hotels, Restaurants & Leisure — 0.4%
49	Wyndham Worldwide Corp.	977
	Household Durables — 0.3%
11	Whirlpool Corp. (c)	948
	Media — 5.5%
75	Gannett Co., Inc. (c)	1,015
189	News Corp., Class A	2,265
109	Time Warner Cable, Inc.	5,671
203	Time Warner, Inc.	5,870
		14,821
	Specialty Retail — 0.3%
33	Signet Jewelers Ltd., (Bermuda) (a)	894
	Textiles, Apparel & Luxury Goods — 0.4%
64	Jones Apparel Group, Inc.	1,016
	Total Consumer Discretionary	19,400
	Consumer Staples — 8.5%
	Beverages — 0.4%
68	Constellation Brands, Inc., Class A (a)	1,067
	Food & Staples Retailing — 1.6%
59	Kroger Co. (The)	1,158
56	Safeway, Inc. (c)	1,093
92	SUPERVALU, Inc. (c)	993
21	Wal-Mart Stores, Inc.	995
		4,239
	Food Products — 1.1%
66	Dean Foods Co. (a)	666
90	Del Monte Foods Co.	1,292
70	Tyson Foods, Inc., Class A	1,139
		3,097
	Household Products — 2.0%
21	Energizer Holdings, Inc. (a)	1,036
72	Kimberly-Clark Corp.	4,347
		5,383
	Personal Products — 0.8%
23	Herbalife Ltd., (Cayman Islands)	1,073
31	NBTY, Inc. (a)	1,054
		2,127
	Tobacco — 2.6%
239	Altria Group, Inc.	4,783
30	Lorillard, Inc.	2,123
		6,906
	Total Consumer Staples	22,819
	Energy — 10.1%
	Energy Equipment & Services — 1.6%
24	Cameron International Corp. (a)	793
26	Dresser-Rand Group, Inc. (a)	808
84	National Oilwell Varco, Inc.	2,765
		4,366
	Oil, Gas & Consumable Fuels — 8.5%
24	Anadarko Petroleum Corp.	881
41	Apache Corp.	3,410
112	Chevron Corp.	7,590
77	ConocoPhillips	3,780
65	Devon Energy Corp.	3,929
41	Occidental Petroleum Corp.	3,194
		22,784
	Total Energy	27,150
	Financials — 26.9%
	Capital Markets — 2.9%
69	Ameriprise Financial, Inc.	2,497
25	Goldman Sachs Group, Inc. (The)	3,236
87	Morgan Stanley	2,020
		7,753
	Commercial Banks — 5.3%
94	BB&T Corp. (c)	2,481
65	PNC Financial Services Group, Inc.	3,660
316	Wells Fargo & Co.	8,083
		14,224
	Consumer Finance — 1.8%
120	Capital One Financial Corp.	4,840
	Diversified Financial Services — 6.7%
786	Bank of America Corp.	11,301
1,768	Citigroup, Inc. (a)	6,647
		17,948
	Insurance — 6.9%
86	ACE Ltd., (Switzerland)	4,420
17	Allied World Assurance Co. Holdings Ltd., (Bermuda)	778
32	Endurance Specialty Holdings Ltd., (Bermuda)	1,212
19	Genworth Financial, Inc., Class A (a)	243

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
54	Hartford Financial Services Group, Inc.	1,195
54	Lincoln National Corp.	1,300
95	Prudential Financial, Inc.	5,087
58	Travelers Cos., Inc. (The)	2,832
83	XL Capital Ltd., (Bermuda), Class A	1,330
		18,397
	Real Estate Investment Trusts (REITs) — 2.9%
11	Alexandria Real Estate Equities, Inc. (c)	703
43	Apartment Investment & Management Co., Class A (c)	831
19	Liberty Property Trust (c)	548
20	Mack-Cali Realty Corp.	598
12	Public Storage (c)	1,037
43	Realty Income Corp. (c)	1,289
18	Regency Centers Corp. (c)	623
28	Senior Housing Properties Trust (c)	553
12	Simon Property Group, Inc. (c)	967
39	UDR, Inc. (c)	748
		7,897
	Thrifts & Mortgage Finance — 0.4%
70	New York Community Bancorp, Inc. (c)	1,072
	Total Financials	72,131
	Health Care — 12.3%
	Biotechnology — 1.2%
42	Amgen, Inc. (a)	2,204
19	Cephalon, Inc. (a) (c)	1,084
		3,288
	Health Care Equipment & Supplies — 1.2%
28	Cooper Cos., Inc. (The)	1,094
23	Kinetic Concepts, Inc. (a) (c)	836
34	Medtronic, Inc.	1,237
		3,167
	Health Care Providers & Services — 5.4%
65	Aetna, Inc.	1,704
27	Cardinal Health, Inc.	894
26	Community Health Systems, Inc. (a) (c)	889
45	Health Net, Inc. (a)	1,097
58	Healthsouth Corp. (a)	1,085
25	Humana, Inc. (a)	1,119
43	McKesson Corp.	2,901
44	Omnicare, Inc.	1,040
129	UnitedHealth Group, Inc.	3,661
		14,390
	Pharmaceuticals — 4.5%
120	Eli Lilly & Co.	4,030
40	Endo Pharmaceuticals Holdings, Inc. (a)	879
29	Merck & Co., Inc.	1,011
364	Pfizer, Inc.	5,193
46	Warner Chilcott plc, (Ireland), Class A (a)	1,045
		12,158
	Total Health Care	33,003
	Industrials — 8.7%
	Aerospace & Defense — 1.7%
17	Boeing Co. (The) (c)	1,080
62	General Dynamics Corp.	3,607
		4,687
	Airlines — 0.8%
177	Delta Air Lines, Inc. (a)	2,080
	Commercial Services & Supplies — 0.4%
60	R.R. Donnelley & Sons Co.	985
	Electrical Equipment — 0.2%
17	Thomas & Betts Corp. (a)	583
	Industrial Conglomerates — 2.1%
311	General Electric Co.	4,487
60	Textron, Inc. (c)	1,011
		5,498
	Machinery — 1.8%
18	Eaton Corp.	1,191
15	Gardner Denver, Inc.	669
25	Joy Global, Inc.	1,232
35	Oshkosh Corp. (a)	1,094
13	Parker Hannifin Corp. (c)	737
		4,923
	Road & Rail — 1.3%
68	Norfolk Southern Corp.	3,605
	Trading Companies & Distributors — 0.4%
31	WESCO International, Inc. (a) (c)	1,037
	Total Industrials	23,398
	Information Technology — 7.0%
	Computers & Peripherals — 1.6%
34	Dell, Inc. (a) (c)	404
61	Hewlett-Packard Co.	2,644
18	Lexmark International, Inc., Class A (a) (c)	605
47	Seagate Technology, (Cayman Islands) (a)	612
		4,265

SEE NOTES TO FINANCIAL STATEMENTS.

30 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — 2.0%
12	Alliance Data Systems Corp. (a) (c)	685
17	Computer Sciences Corp.	778
92	Convergys Corp. (a)	904
26	International Business Machines Corp.	3,161
		5,528
	Office Electronics — 1.5%
512	Xerox Corp.	4,117
	Semiconductors & Semiconductor Equipment — 1.6%
45	Intel Corp.	881
76	Intersil Corp., Class A	914
92	LSI Corp. (a)	424
42	Marvell Technology Group Ltd., (Bermuda) (a)	667
53	Novellus Systems, Inc. (a) (c)	1,353
		4,239
	Software — 0.3%
30	Microsoft Corp.	697
	Total Information Technology	18,846
	Materials — 3.9%
	Chemicals — 2.0%
222	Dow Chemical Co. (The)	5,276
	Metals & Mining — 1.9%
37	Carpenter Technology Corp. (c)	1,205
26	Cliffs Natural Resources, Inc.	1,207
25	Freeport-McMoRan Copper & Gold, Inc.	1,455
46	Southern Copper Corp.	1,215
		5,082
	Total Materials	10,358
	Telecommunication Services — 4.8%
	Diversified Telecommunication Services — 4.8%
234	AT&T, Inc.	5,651
86	CenturyLink, Inc.	2,872
158	Verizon Communications, Inc.	4,436
	Total Telecommunication Services	12,959
	Utilities — 7.3%
	Electric Utilities — 4.3%
160	American Electric Power Co., Inc. (c)	5,181
33	Edison International	1,047
138	Exelon Corp.	5,243
		11,471
	Gas Utilities — 1.6%
30	AGL Resources, Inc.	1,078
49	Energen Corp.	2,172
37	UGI Corp.	939
		4,189
	Independent Power Producers & Energy Traders — 1.3%
86	AES Corp. (The) (a)	792
32	Constellation Energy Group, Inc.	1,029
64	Mirant Corp. (a)	677
46	NRG Energy, Inc. (a)	980
		3,478
	Multi-Utilities — 0.1%
13	Alliant Energy Corp.	418
	Total Utilities	19,556
	Total Common Stocks (Cost $250,331)	259,620
Short-Term Investment — 4.6%
	Investment Company — 4.6%
12,317	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $12,317)	12,317
Investment of Cash Collateral for Securities on Loan — 8.4%
	Investment Company — 8.4%
22,593	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $22,593)	22,593
	Total Investments — 109.7% (Cost $285,241)	294,530
	Liabilities in Excess of Other Assets — (9.7)%	(26,144)
	NET ASSETS — 100.0%	$268,386

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 31

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(h) —	Amount rounds to less than one thousand (shares or dollars).

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l) —	The rate shown is the current yield as of June 30, 2010.

(m) —	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

32 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,376,005	$525,731	$350,311
Investments in affiliates, at value	130,852	62,110	7,247
Total investment securities, at value	1,506,857	587,841	357,558
Deposits at broker for futures contracts	5,490	1,675	1,012
Receivables:
Due from affiliate (See Note 2.C.)	—	—	1,904
Investment securities sold	31,129	7,902	5,215
Fund shares sold	4,621	95	830
Interest and dividends	2,078	679	474
Securities lending income	16	3	10
Prepaid expenses and other assets	—	3	—
Total Assets	1,550,191	598,198	367,003

LIABILITIES:
Payables:
Dividends	—	—	414
Investment securities purchased	16,893	8,002	328
Collateral for securities lending program	103,932	44,174	8,795
Fund shares redeemed	3,341	326	1,093
Variation margin on futures contracts	15	19	34
Accrued liabilities:
Investment advisory fees	818	310	203
Administration fees	147	40	33
Shareholder servicing fees	272	81	34
Distribution fees	18	22	48
Custodian and accounting fees	55	26	24
Trustees’ and Chief Compliance Officer’s fees	6	1	4
Other	256	241	310
Total Liabilities	125,753	53,242	11,320
Net Assets	$1,424,438	$544,956	$355,683

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$2,022,919	$1,061,608	$448,441
Accumulated undistributed (distributions in excess of) net investment income	14,857	1,593	(14)
Accumulated net realized gains (losses)	(711,706)	(546,829)	(105,108)
Net unrealized appreciation (depreciation)	98,368	28,584	12,364
Total Net Assets	$1,424,438	$544,956	$355,683

Net Assets:
Class A	$49,927	$41,167	$120,375
Class B	—	—	10,845
Class C	10,221	18,827	22,273
Class R2	105	57	—
Class R5	105,092	86,795	—
Select Class	1,259,093	398,110	202,190
Total	$1,424,438	$544,956	$355,683

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,694	2,296	10,432
Class B	—	—	1,039
Class C	558	1,063	2,132
Class R2	6	3	—
Class R5	5,634	4,828	—
Select Class	67,417	22,065	16,956

Net Asset Value:
Class A — Redemption price per share	$18.54	$17.93	$11.54
Class B — Offering price per share (a)	—	—	10.44
Class C — Offering price per share (a)	18.33	17.70	10.45
Class R2 — Offering and redemption price per share	18.36	17.76	—
Class R5 — Offering and redemption price per share	18.65	17.98	—
Select Class — Offering and redemption price per share	18.68	18.04	11.92
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.57	$18.92	$12.18

Cost of investments in non-affiliates	$1,277,610	$497,085	$337,755
Cost of investments in affiliates	130,852	62,110	7,247
Value of securities on loan	100,434	42,670	8,586

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

34 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$10,133		$259,620
Investments in affiliates, at value	289		34,910
Total investment securities, at value	10,422		294,530
Cash	—		5
Deposits at broker for futures contracts	50		800
Receivables:
Investment securities sold	287		3,511
Fund shares sold	60		313
Interest and dividends	14		293
Securities lending income	—		4
Due from Advisor	—	(a)	—
Total Assets	10,833		299,456

LIABILITIES:
Payables:
Dividends	—		83
Investment securities purchased	55		7,494
Collateral for securities lending program	—		22,593
Fund shares redeemed	8		542
Variation margin on futures contracts	2		—
Accrued liabilities:
Investment advisory fees	—		103
Administration fees	—	(a)	2
Shareholder servicing fees	—		44
Distribution fees	3		38
Custodian and accounting fees	15		18
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Other	48		152
Total Liabilities	131		31,070
Net Assets	$10,702		$268,386

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)
(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$18,094	$395,112
Accumulated undistributed net investment income	25	18
Accumulated net realized gains (losses)	(7,753)	(136,033)
Net unrealized appreciation (depreciation)	336	9,289
Total Net Assets	$10,702	$268,386

Net Assets:
Class A	$7,503	$82,062
Class C	2,302	30,368
Class R2	—	53
Class R5	—	17,566
Select Class	897	138,337
Total	$10,702	$268,386

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	486	4,401
Class C	151	1,639
Class R2	—	3
Class R5	—	939
Select Class	58	7,399

Net Asset Value:
Class A — Redemption price per share	$15.44	$18.64
Class C — Offering price per share (b)	15.22	18.53
Class R2 — Offering and redemption price per share	—	18.63
Class R5 — Offering and redemption price per share	—	18.71
Select Class — Offering and redemption price per share	15.51	18.70
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.30	$19.67

Cost of investments in non-affiliates	$9,793	$250,331
Cost of investments in affiliates	289	34,910
Value of securities on loan	—	21,762

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

36 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010
(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$5
Dividend income from non-affiliates	31,077		10,160		7,508
Dividend income from affiliates	36		15		13
Income from securities lending (net)	848		155		100
Total investment income	31,961		10,330		7,626

EXPENSES:
Investment advisory fees	10,953		4,182		2,656
Administration fees	1,612		616		391
Distribution fees:
Class A	151		128		321
Class B	—		—		96
Class C	92		170		164
Class R2	—	(a)	—	(a)	—
Shareholder servicing fees:
Class A	151		128		321
Class B	—		—		32
Class C	31		57		55
Class R2	—	(a)	—	(a)	—
Class R5	46		45		—
Select Class	3,801		1,196		614
Custodian and accounting fees	128		61		69
Interest expense to affiliates	—	(a)	—	(a)	— (a)
Professional fees	58		53		45
Trustees’ and Chief Compliance Officer’s fees	17		6		4
Printing and mailing costs	134		81		92
Registration and filing fees	50		48		50
Transfer agent fees	307		348		484
Other	49		28		12
Total expenses	17,580		7,147		5,406
Less amounts waived	(716)		(614)		(726)
Less earnings credits	—	(a)	—	(a)	— (a)
Net expenses	16,864		6,533		4,680
Net investment income (loss)	15,097		3,797		2,946

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	202,329		91,821		(2,647)
Futures	2,591		1,688		2,276
Net realized gain (loss)	204,920		93,509		(371)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	42,865		(1,029)		81,114
Futures	(402)		(62)		20
Change in net unrealized appreciation (depreciation)	42,463		(1,091)		81,134
Net realized/unrealized gains (losses)	247,383		92,418		80,763
Change in net assets resulting from operations	$262,480		$96,215		$83,709

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 37

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010 (continued)
(Amounts in thousands)

	Intrepid Multi Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$180	$5,728
Dividend income from affiliates	1	7
Income from securities lending (net)	—	170
Total investment income	181	5,905

EXPENSES:
Investment advisory fees	76	1,861
Administration fees	11	274
Distribution fees:
Class A	20	239
Class C	20	266
Class R2	—	—	(a)
Shareholder servicing fees:
Class A	20	239
Class C	7	89
Class R2	—	—	(a)
Class R5	—	5
Select Class	3	364
Custodian and accounting fees	42	54
Interest expense to affiliates	— (a)	—	(a)
Professional fees	50	49
Trustees’ and Chief Compliance Officer’s fees	— (a)	3
Printing and mailing costs	3	74
Registration and filing fees	31	64
Transfer agent fees	22	306
Other	9	17
Total expenses	314	3,904
Less amounts waived	(116)	(951)
Less earnings credits	— (a)	—	(a)
Less expense reimbursements	(41)	—
Net expenses	157	2,953
Net investment income (loss)	24	2,952

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,497	17,571
Futures	(27)	9
Net realized gain (loss)	1,470	17,580
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	104	16,790
Futures	(4)	12
Change in net unrealized appreciation (depreciation)	100	16,802
Net realized/unrealized gains (losses)	1,570	34,382
Change in net assets resulting from operations	$1,594	$37,334

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,097	$32,577	$3,797	$7,682
Net realized gain (loss)	204,920	(909,910)	93,509	(533,566)
Change in net unrealized appreciation (depreciation)	42,463	(170,750)	(1,091)	(141,037)
Change in net assets resulting from operations	262,480	(1,048,083)	96,215	(666,921)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,088)	(508)	(357)	(372)
From net realized gains	—	(2,634)	—	—
Class C
From net investment income	(200)	—	(50)	—
From net realized gains	—	(500)	—	—
Class R2 (a)
From net investment income	(1)	(1)	— (b)	(1)
From net realized gains	—	(2)	—	—
Class R5
From net investment income	(1,731)	(1,436)	(1,042)	(1,532)
From net realized gains	—	(3,900)	—	—
Select Class
From net investment income	(29,202)	(16,015)	(4,490)	(5,049)
From net realized gains	—	(62,452)	—	—
Total distributions to shareholders	(32,222)	(87,448)	(5,939)	(6,954)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(404,176)	(735,034)	(187,197)	(910,553)

NET ASSETS:
Change in net assets	(173,918)	(1,870,565)	(96,921)	(1,584,428)
Beginning of period	1,598,356	3,468,921	641,877	2,226,305
End of period	$1,424,438	$1,598,356	$544,956	$641,877
Accumulated undistributed net investment income	$14,857	$32,152	$1,593	$3,729

(a)	Commencement of offering of class of shares effective November 3, 2008.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,946	$5,580	$24	$127
Net realized gain (loss)	(371)	(102,975)	1,470	(5,832)
Change in net unrealized appreciation (depreciation)	81,134	(103,694)	100	(1,328)
Change in net assets resulting from operations	83,709	(201,089)	1,594	(7,033)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(889)	(1,345)	(89)	(31)
From net realized gains	—	(2,952)	—	—
Class B
From net investment income	(19)	(109)	—	—
From net realized gains	—	(374)	—	—
Class C
From net investment income	(35)	(151)	(24)	—
From net realized gains	—	(516)	—	—
Select Class
From net investment income	(2,212)	(3,232)	(13)	(25)
From net realized gains	—	(6,588)	—	—
Ultra (a)
From net investment income	—	(45)	—	—
From net realized gains	—	(165)	—	—
Total distributions to shareholders	(3,155)	(15,477)	(126)	(56)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(83,949)	(70,498)	(834)	(4,513)

NET ASSETS:
Change in net assets	(3,395)	(287,064)	634	(11,602)
Beginning of period	359,078	646,142	10,068	21,670
End of period	$355,683	$359,078	$10,702	$10,068
Accumulated undistributed (distributions in excess of) net investment income	$(14)	$195	$25	$127

(a)	Ultra shares of Intrepid Mid Cap Fund were liquidated on May 13, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

40 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Intrepid Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,952	$5,392
Net realized gain (loss)	17,580	(117,291)
Change in net unrealized appreciation (depreciation)	16,802	10,445
Change in net assets resulting from operations	37,334	(101,454)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(871)	(2,251)
Class C
From net investment income	(156)	(648)
Class R2 (a)
From net investment income	— (b)	(1)
Class R5
From net investment income	(162)	(209)
Select Class
From net investment income	(1,736)	(2,266)
Total distributions to shareholders	(2,925)	(5,375)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,685	(33,714)

NET ASSETS:
Change in net assets	45,094	(140,543)
Beginning of period	223,292	363,835
End of period	$268,386	$223,292
Accumulated undistributed (distributions in excess of) net investment income	$18	$(21)

(a)	Commencement of offering of class of shares effective November 3, 2008.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,369	$35,927	$7,249	$14,800
Dividends and distributions reinvested	963	2,827	325	304
Cost of shares redeemed	(19,805)	(55,125)	(23,950)	(45,423)
Change in net assets from Class A capital transactions	$(14,473)	$(16,371)	$(16,376)	$(30,319)
Class C
Proceeds from shares issued	$756	$1,471	$1,307	$3,079
Dividends and distributions reinvested	182	437	41	—
Cost of shares redeemed	(3,553)	(7,572)	(7,508)	(13,925)
Change in net assets from Class C capital transactions	$(2,615)	$(5,664)	$(6,160)	$(10,846)
Class R2 (a)
Proceeds from shares issued	$58	$49	$—	$50
Dividends and distributions reinvested	1	3	— (b)	1
Cost of shares redeemed	(1)	—	—	—
Change in net assets from Class R2 capital transactions	$58	$52	$— (b)	$51
Class R5
Proceeds from shares issued	$49,424	$51,878	$14,831	$34,597
Dividends and distributions reinvested	1,613	5,336	1,016	1,532
Cost of shares redeemed	(39,348)	(49,120)	(13,433)	(62,365)
Change in net assets from Class R5 capital transactions	$11,689	$8,094	$2,414	$(26,236)
Select Class
Proceeds from shares issued	$222,290	$502,861	$75,865	$144,545
Dividends and distributions reinvested	829	15,585	643	411
Cost of shares redeemed	(621,954)	(1,239,591)	(243,583)	(988,159)
Change in net assets from Select Class capital transactions	$(398,835)	$(721,145)	$(167,075)	$(843,203)

Total change in net assets from capital transactions	$(404,176)	$(735,034)	$(187,197)	$(910,553)

SEE NOTES TO FINANCIAL STATEMENTS.

42 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	220	2,123	381	900
Reinvested	48	182	17	21
Redeemed	(1,000)	(3,242)	(1,253)	(2,866)
Change in Class A Shares	(732)	(937)	(855)	(1,945)
Class C
Issued	39	80	69	191
Reinvested	9	28	2	—
Redeemed	(182)	(436)	(403)	(874)
Change in Class C Shares	(134)	(328)	(332)	(683)
Class R2 (a)
Issued	3	3	—	3
Reinvested	— (b)	— (b)	— (b)	— (b)
Redeemed	— (b)	—	—	—
Change in Class R2 Shares	3	3	— (b)	3
Class R5
Issued	2,456	2,919	777	1,885
Reinvested	79	342	52	107
Redeemed	(2,057)	(3,378)	(706)	(4,278)
Change in Class R5 Shares	478	(117)	123	(2,286)
Select Class
Issued	11,130	27,756	3,984	8,395
Reinvested	41	992	33	29
Redeemed	(31,326)	(72,307)	(13,172)	(63,611)
Change in Select Class Shares	(20,155)	(43,559)	(9,155)	(55,187)

(a)	Commencement of offering of class of shares effective November 3, 2008.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,139	$18,196	$3,508	$2,578
Dividends and distributions reinvested	833	4,034	85	27
Cost of shares redeemed	(36,075)	(43,211)	(3,633)	(3,856)
Change in net assets from Class A capital transactions	$(8,103)	$(20,981)	$(40)	$(1,251)
Class B
Proceeds from shares issued	$377	$1,380	$—	$—
Dividends and distributions reinvested	18	460	—	—
Cost of shares redeemed	(3,832)	(5,288)	—	—
Change in net assets from Class B capital transactions	$(3,437)	$(3,448)	$—	$—
Class C
Proceeds from shares issued	$7,721	$3,063	$739	$408
Dividends and distributions reinvested	31	584	18	—
Cost of shares redeemed	(5,577)	(7,891)	(1,176)	(1,438)
Change in net assets from Class C capital transactions	$2,175	$(4,244)	$(419)	$(1,030)
Select Class
Proceeds from shares issued	$43,362	$90,185	$59	$301
Dividends and distributions reinvested	405	5,206	3	2
Cost of shares redeemed	(118,351)	(130,358)	(437)	(2,535)
Change in net assets from Select Class capital transactions	$(74,584)	$(34,967)	$(375)	$(2,232)
Ultra (a)
Proceeds from shares issued	$—	$740	$—	$—
Dividends and distributions reinvested	—	109	—	—
Cost of shares redeemed	—	(7,707)	—	—
Change in net assets from Ultra capital transactions	$—	$(6,858)	$—	$—

Total change in net assets from capital transactions	$(83,949)	$(70,498)	$(834)	$(4,513)

SEE NOTES TO FINANCIAL STATEMENTS.

44 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	2,300	1,828	209	190
Reinvested	70	459	5	2
Redeemed	(3,035)	(4,401)	(218)	(278)
Change in Class A Shares	(665)	(2,114)	(4)	(86)
Class B
Issued	36	151	—	—
Reinvested	2	59	—	—
Redeemed	(360)	(584)	—	—
Change in Class B Shares	(322)	(374)	—	—
Class C
Issued	715	334	45	31
Reinvested	3	74	1	—
Redeemed	(520)	(859)	(75)	(101)
Change in Class C Shares	198	(451)	(29)	(70)
Select Class
Issued	3,545	9,499	4	26
Reinvested	34	578	— (b)	— (b)
Redeemed	(9,482)	(13,601)	(28)	(210)
Change in Select Class Shares	(5,903)	(3,524)	(24)	(184)
Ultra (a)
Issued	—	71	—	—
Reinvested	—	12	—	—
Redeemed	—	(798)	—	—
Change in Ultra Shares	—	(715)	—	—

(a)	Ultra Shares of Intrepid Mid Cap Fund were liquidated on May 13, 2009.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,994	$31,855
Dividends and distributions reinvested	833	2,107
Cost of shares redeemed	(36,453)	(58,000)
Change in net assets from Class A capital transactions	$(21,626)	$(24,038)
Class C
Proceeds from shares issued	$5,079	$6,351
Dividends and distributions reinvested	113	474
Cost of shares redeemed	(11,379)	(16,570)
Change in net assets from Class C capital transactions	$(6,187)	$(9,745)
Class R2 (a)
Proceeds from shares issued	$—	$50
Dividends and distributions reinvested	— (b)	1
Change in net assets from Class R2 capital transactions	$— (b)	$51
Class R5
Proceeds from shares issued	$10,307	$1,058
Dividends and distributions reinvested	162	209
Cost of shares redeemed	(1,189)	(1,642)
Change in net assets from Class R5 capital transactions	$9,280	$(375)
Select Class
Proceeds from shares issued	$70,362	$55,607
Dividends and distributions reinvested	1,466	1,807
Cost of shares redeemed	(42,610)	(57,021)
Change in net assets from Select Class capital transactions	$29,218	$393

Total change in net assets from capital transactions	$10,685	$(33,714)

SEE NOTES TO FINANCIAL STATEMENTS.

46 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Intrepid Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	694	1,795
Reinvested	42	129
Redeemed	(1,857)	(3,337)
Change in Class A Shares	(1,121)	(1,413)
Class C
Issued	258	364
Reinvested	6	30
Redeemed	(573)	(941)
Change in Class C Shares	(309)	(547)
Class R2 (a)
Issued	—	3
Reinvested	— (b)	— (b)
Change in Class R2 Shares	— (b)	3
Class R5
Issued	511	62
Reinvested	8	13
Redeemed	(60)	(93)
Change in Class R5 Shares	459	(18)
Select Class
Issued	3,860	3,262
Reinvested	73	110
Redeemed	(2,136)	(3,333)
Change in Select Class Shares	1,797	39

(a)	Commencement of offering of class of shares effective November 3, 2008.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2010	$16.41	$0.13	(e)	$2.35	$2.48	$(0.35)	$—	$(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (g)	24.27	0.10	(e)	0.88	0.98	—	—	—
February 19, 2005 (h) through December 31, 2005	22.62	0.15	(e)	1.60	1.75	(0.10)	—	(0.10)

Class C
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (g)	24.19	0.03	(e)	0.88	0.91	—	—	—
February 19, 2005 (h) through December 31, 2005	22.62	0.06	(e)	1.58	1.64	(0.07)	—	(0.07)

Class R2
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006 (h) through June 30, 2006 (g)	25.58	0.05	(e)	(0.29)	(0.24)	—	—	—

Select Class
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 (g)	24.32	0.13	(e)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20	(e)	1.87	2.07	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.54	14.96%	$49,927	1.25%		0.64%	1.29%	108%
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47
24.27	7.75	12,715	1.25		0.75	1.29	109

18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47
24.19	7.25	3,267	1.75		0.28	1.79	109

18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47
24.32	9.28	3,016,460	1.00		0.86	1.05	109

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Year Ended June 30, 2010	$15.79	$0.07	(e)	$2.20	$2.27	$(0.13)	$—	$(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (f)	20.67	0.02	(e)	0.16	0.18	—	—	—
February 19, 2005 (g) through December 31, 2005	19.01	0.03	(e)	1.66	1.69	(0.02)	(0.01)	(0.03)

Class C
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (h)	—	— (h)
January 1, 2006 through June 30, 2006 (f)	20.59	(0.03	)(e)	0.14	0.11	—	—	—
February 19, 2005 (g) through December 31, 2005	19.01	(0.04	)(e)	1.64	1.60	(0.01)	(0.01)	(0.02)

Class R2
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (g) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (g) through June 30, 2006 (f)	21.23	0.02	(e)	(0.36)	(0.34)	—	—	—

Select Class
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (f)	20.70	0.04	(e)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(e)	1.56	1.67	(0.03)	(0.01)	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.93	14.32%	$41,167	1.25%	0.36%	1.34%	118%
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130
20.85	0.87	17,756	1.25	0.19	1.30	73
20.67	8.90	3,919	1.25	0.20	1.50	130

17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130
20.70	0.53	7,844	1.75	(0.30)	1.80	73
20.59	8.44	1,941	1.75	(0.25)	1.91	130

17.76	14.10	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

17.98	14.86	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130
20.89	0.92	1,226,474	1.00	0.42	1.05	73
20.70	8.79	728,987	1.00	0.52	1.11	130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2010	$9.53	$0.07	(c)	$2.02		$2.09	$(0.08)	$—	$(0.08)
Year Ended June 30, 2009	14.39	0.12	(c)	(4.61	)(d)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(c)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(c)	2.94		2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(c)	2.97		3.02	(0.05)	(6.25)	(6.30)

Class B
Year Ended June 30, 2010	8.63	(0.01	)(c)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(c)	2.73		2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(c)	2.81		2.75	—	(6.25)	(6.25)

Class C
Year Ended June 30, 2010	8.64	(0.01	)(c)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(c)	2.74		2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(c)	2.81		2.76	—	(6.25)	(6.25)

Select Class
Year Ended June 30, 2010	9.84	0.11	(c)	2.08		2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(c)	(4.75	)(d)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(c)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(c)	3.03		3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(c)	3.03		3.13	(0.09)	(6.25)	(6.34)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.

(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

52 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net asset
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.54	21.93%		$120,375	1.24%	0.63%	1.43%	65%
9.53	(30.94	) (d)	105,702	1.24	1.22	1.55	64
14.39	(13.02	) (e)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136

10.44	21.15		10,845	1.93	(0.06)	1.93	65
8.63	(31.38	) (d)	11,745	1.85	0.60	2.04	64
13.11	(13.61	) (e)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136

10.45	21.14		22,273	1.92	(0.06)	1.93	65
8.64	(31.35	) (d)	16,706	1.85	0.61	2.05	64
13.12	(13.60	) (e)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136

11.92	22.23		202,190	0.99	0.88	1.18	65
9.84	(30.77	) (d)	224,925	0.99	1.48	1.30	64
14.83	(12.89	) (e)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2010	$13.42	$0.05	(e)	$2.16	$2.21	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	19.88	0.14	(e)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (f)	21.38	0.05	(e)	0.87	0.92	—	—	—
February 19, 2005 (g) through December 31, 2005	23.00	0.13	(e)	1.62	1.75	(0.20)	(3.17)	(3.37)

Class C
Year Ended June 30, 2010	13.27	(0.03	)(e)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (f)	21.31	—	(e)(i)	0.86	0.86	—	—	—
February 19, 2005 (g) through December 31, 2005	23.00	0.05	(e)	1.60	1.65	(0.17)	(3.17)	(3.34)

Select Class
Year Ended June 30, 2010	13.46	0.09	(e)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (f)	21.41	0.07	(e)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(e)	1.33	1.55	(0.22)	(3.17)	(3.39)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Includes interest expense of 0.01%.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.44	16.36%	$7,503	1.25%		0.30%	2.59%	145%
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79
21.38	7.53	697	1.25		0.67	2.05	177

15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(h)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79
21.31	7.09	164	1.75		0.23	2.54	177

15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79
21.41	6.59	19,617	1.00		0.93	1.70	177

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2010	$16.47	$0.19	(e)	$2.17	$2.36	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (f)	22.94	0.15	(e)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (g) through December 31, 2005	22.14	0.29	(e)	1.57	1.86	(0.31)	(0.75)	(1.06)

Class C
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 (f)	22.89	0.10	(e)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (g) through December 31, 2005	22.14	0.16	(e)	1.59	1.75	(0.25)	(0.75)	(1.00)

Class R2
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (g) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 (g) through June 30, 2006 (f)	24.84	0.05	(e)	0.01	0.06	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006 (f)	22.97	0.17	(e)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(e)	1.91	2.20	(0.33)	(0.75)	(1.08)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.64	14.23%	$82,062	1.11%	0.95%	1.44%	113%
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53
22.94	8.44	3,209	1.25	1.44	1.60	112

18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53
22.89	7.95	482	1.75	0.81	2.17	112

18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 57

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5 and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

58 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities
• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund #
Total Investments in Securities	$1,506,857	$—	$—	$1,506,857

Depreciation in Other Financial Instruments
Futures Contracts	$(27)	$—	$—	$(27)

Intrepid Growth Fund #
Total Investments in Securities	$587,841	$—	$—	$587,841

Depreciation in Other Financial Instruments
Futures Contracts	$(62)	$—	$—	$(62)

Intrepid Mid Cap Fund # #
Total Investments in Securities	$357,036	$522	$—	$357,558

Depreciation in Other Financial Instruments
Futures Contracts	$(192)	$—	$—	$(192)

Intrepid Multi Cap Fund #
Total Investments in Securities	$10,422	$—	$—	$10,422

Depreciation in Other Financial Instruments
Futures Contracts	$(4)	$—	$—	$(4)

Intrepid Value Fund #
Total Investments in Securities	$294,530	$—	$—	$294,530

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedules of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

B.  Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 59

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Intrepid America Fund decreased its activity in futures contracts during the reporting period, with an average notional balance of approximately $31,598,000 and an ending notional balance of approximately $2,567,000.

Intrepid Growth Fund decreased its activity in futures contracts during the reporting period, with an average notional balance of approximately $11,694,000 and an ending notional balance of approximately $2,567,000.

Intrepid Mid Cap Fund decreased its activity in futures contract during the reporting period, with an average notional balance of approximately $10,440,000 and an ending notional balance of $6,745,000.

Intrepid Multi Cap Fund held futures contracts from August 31, 2009 through June 30, 2010. The ending notional amount and balance are indicative of volume during the period August 31, 2009 through June 30, 2010.

Intrepid Value Fund had activity in futures contracts during the reporting period with an average notional amount of approximately $5,365,000 during the reporting period. At June 30, 2010, the Fund did not hold any positions in these investments.

C.  Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for Intrepid Mid Cap Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$337
Intrepid Growth Fund	155
Intrepid Mid Cap Fund	10
Intrepid Value Fund	79

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of the loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

60 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedules of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid America Fund	$100,434	$103,932	$103,932
Intrepid Growth Fund	42,670	44,174	44,174
Intrepid Mid Cap Fund	8,586	8,795	6,891	*
Intrepid Value Fund	21,762	22,593	22,593

*	Differences in the Cash Collateral posted by Borrower and the Total Value of Collateral Investments are attributable to certain cash collateral being posted by or remitted to borrowers after the collateral had been invested in the Prime Money Market Fund on June 30, 2010.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM and JPMorgan Investment Advisors Inc., previous advisor to certain Funds (collectively the “Advisors”) waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$135
Intrepid Growth Fund	65
Intrepid Mid Cap Fund	5
Intrepid Value Fund	38

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Intrepid Mid Cap Fund	$5

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 61

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
Intrepid America Fund	$—	$(170)		$170
Intrepid Growth Fund	—	6		(6)
Intrepid Mid Cap Fund	—	—	(a)	— (a)
Intrepid Value Fund	—	12		(12)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund) and investment in partnerships (Intrepid Mid Cap Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Value Fund	0.65

Effective January 1, 2010, the investment advisory business of JPMorgan Investment Advisors Inc. (“JPMIA”) was transferred to JPMIM and JPMIM became the investment advisor for the Intrepid Mid Cap Fund, assuming all rights and responsibilities of JPMIA with respect to the Funds under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Intrepid Mid Cap Fund or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan

62 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2010, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$11	$2
Intrepid Growth Fund	13	2
Intrepid Mid Cap Fund	96	48
Intrepid Multi Cap Fund	9	1
Intrepid Value Fund	14	21

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 63

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	1.00
Intrepid Value Fund	1.09	n/a	1.59	1.34	0.64	0.84

Prior to September 1, 2009, the contractual expense limitations for the Intrepid Value Fund were 1.25%, 1.75%, 1.50%, 0.80 and 1.00% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

The contractual expense limitation agreements with the changes described above were in effect for the year ended June 30, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010.

For the year ended June 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$13	$657	$670	$—
Intrepid Growth Fund	—	275	321	596	—
Intrepid Mid Cap Fund	2	6	707	715	—
Intrepid Multi Cap Fund	76	11	29	116	41
Intrepid Value Fund	560	239	143	942	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$46
Intrepid Growth Fund	18
Intrepid Mid Cap Fund	11
Intrepid Multi Cap Fund	—	(a)
Intrepid Value Fund	9

(a)	Amount rounds to less than $1,000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

64 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

4. Investment Transactions

During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$1,740,696	$2,174,138	$—	$—
Intrepid Growth Fund	727,832	934,178	—	—
Intrepid Mid Cap Fund	257,835	334,480	525	—
Intrepid Multi Cap Fund	16,210	17,704	—	—
Intrepid Value Fund	311,277	307,923	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,453,918	$132,572	$79,633	$52,939
Intrepid Growth Fund	565,810	50,810	28,779	22,031
Intrepid Mid Cap Fund	355,245	34,370	32,057	2,313
Intrepid Multi Cap Fund	10,274	784	636	148
Intrepid Value Fund	305,942	8,290	19,702	(11,412)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$32,222	$—	$32,222
Intrepid Growth Fund	5,939	—	5,939
Intrepid Mid Cap Fund	3,155	—	3,155
Intrepid Multi Cap Fund	126	—	126
Intrepid Value Fund	2,925	—	2,925

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$17,960	$69,488	$87,448
Intrepid Growth Fund	6,954	—	6,954
Intrepid Mid Cap Fund	4,662	10,815	15,477
Intrepid Multi Cap Fund	56	—	56
Intrepid Value Fund	5,375	—	5,375

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 65

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$14,929	$(666,277)	$52,939
Intrepid Growth Fund	1,615	(540,276)	22,031
Intrepid Mid Cap Fund	419	(95,058)	2,313
Intrepid Multi Cap Fund	24	(7,564)	148
Intrepid Value Fund	104	(115,034)	(11,412)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable (Intrepid Mid Cap Fund and Intrepid Value Fund) and trustee deferred compensation (Intrepid America Fund, Intrepid Growth Fund and Intrepid Multi Cap Fund).

As of June 30, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Intrepid America Fund	$—	$300,697	$365,580	$666,277
Intrepid Growth Fund	—	287,786	252,490	540,276
Intrepid Mid Cap Fund	—	16,268	78,790	95,058
Intrepid Multi Cap Fund	756	3,375	3,433	7,564
Intrepid Value Fund	8,871	41,305	64,858	115,034

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2010, the Funds deferred to July 1, 2010 post-October capital losses of (amounts in thousands):

Capital Losses
Intrepid Value Fund	$299

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund and Intrepid Growth Fund.

66 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
Intrepid America Fund	37.3%
Intrepid Growth Fund	43.7
Intrepid Mid Cap Fund	40.8

Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was investment advisor to the Intrepid Mid Cap Fund until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Fund.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 67

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund, JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 26, 2010

68 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 69

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

70 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 71

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$918.30	$5.95	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	916.00	8.31	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	917.50	7.13	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R5
Actual	1,000.00	920.10	3.81	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	919.70	4.76	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

72 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$915.70	$5.94	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	913.30	8.30	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	915.00	7.12	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R5
Actual	1,000.00	917.80	3.80	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	916.70	4.75	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	959.30	6.02	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	956.00	9.21	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90
Class C
Actual	1,000.00	956.10	9.22	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90
Select Class
Actual	1,000.00	959.40	4.81	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	925.10	5.97	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	922.40	8.34	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	926.00	4.78	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 73

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Intrepid Value Fund
Class A
Actual	$1,000.00	$919.30	$5.19	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class C
Actual	1,000.00	917.40	7.56	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class R2
Actual	1,000.00	918.20	6.37	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class R5
Actual	1,000.00	921.70	3.05	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Select Class
Actual	1,000.00	920.70	4.00	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

74 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010:

Dividends Received Deduction
Intrepid America Fund	100.00%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Multi Cap Fund	100.00
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$32,222
Intrepid Growth Fund	5,939
Intrepid Mid Cap Fund	3,155
Intrepid Multi Cap Fund	57
Intrepid Value Fund	2,925

JUNE 30, 2010	J.P. MORGAN INTREPID FUNDS 75

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

76 J.P. MORGAN INTREPID FUNDS	JUNE 30, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-INT-610

Annual Report

J.P. Morgan U.S. Equity Funds

June 30, 2010

JPMorgan Dynamic Growth Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21
Privacy Policy	22

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets, and offered renewed confidence that the worst of the financial crisis was over.

“In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news, as well as renewed deflation concerns. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory

The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Economic concerns drive investors to longer-dated Treasuries

Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8%, and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare, and many analysts believe that it would require a significant jolt to our economy to push the U.S. back into recession.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 1

JPMorgan Dynamic Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.68%
Russell 1000 Growth Index	13.62%

Net Assets as of 6/30/2010	$2,300,923

INVESTMENT OBJECTIVE**

The Fund seeks long-term capital growth.

FUND PERFORMANCE

The JPMorgan Dynamic Growth Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2010, as strong stock selection in the technology and consumer discretionary sectors more than offset relative weakness from the Fund’s stock selection in the financial services and health care sectors.

Several of the Fund’s individual contributors to relative performance came from the technology sector, as the Fund’s overweight positions in Apple Inc. and NetApp, Inc. added to the Fund’s relative performance versus the Benchmark. Apple Inc. designs and manufactures personal computers and mobile communication devices, as well as portable digital music and video players. Shares of Apple Inc. benefited from investor enthusiasm surrounding several of the company’s new products, most notably the iPad. Shares of NetApp, Inc. advanced after the computer storage devices company reported better-than-expected fourth-quarter profit, driven by strong demand for data storage systems.

Another individual contributor to relative performance was the Fund’s overweight position in Starwood Hotels & Resorts Worldwide, Inc. a hotel operator. The company benefited as spending on leisure and business travel began to recover during the period.

Individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences, Inc. and Activision Blizzard, Inc. Shares of Gilead Sciences declined after the biotech and drug company lowered its outlook for its 2010 revenue. Shares of video-game maker Activision Blizzard declined on concerns about lower trends for video game demand.

Not owning computer services company International Business Machines Corp. also hurt the Fund’s relative performance as this stock was a strong performer in the Benchmark during the reporting period.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of high conviction stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the consumer discretionary and underweight the consumer staples sector. The Fund’s largest overweights versus the Benchmark were in the technology and financial services sectors, where the Fund’s portfolio managers identified their most attractive investment opportunities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	8.9%
2.	Express Scripts, Inc.	5.2
3.	Union Pacific Corp.	4.7
4.	NetApp, Inc.	4.6
5.	Celgene Corp.	4.5
6.	Teva Pharmaceutical Industries Ltd., (Israel), ADR	4.4
7.	Amazon.com, Inc.	4.2
8.	MasterCard, Inc., Class A	4.1
9.	Starwood Hotels & Resorts Worldwide, Inc.	3.5
10.	Capital One Financial Corp.	3.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	37.9%
Health Care	14.1
Consumer Discretionary	13.9
Financials	8.2
Industrials	4.7
Energy	3.8
Materials	1.1
Short-Term Investment	16.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of June 30, 2010. The Fund’s composition is subject to change.

2 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		15.44%	(9.95)%
With Sales Charge*		9.37	(11.80)
CLASS C SHARES	11/30/07
Without CDSC		14.74	(10.41)
With CDSC**		13.74	(10.41)
CLASS R5 SHARES	11/30/07	15.93	(9.54)
SELECT CLASS SHARES	11/30/07	15.68	(9.73)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND (11/30/07 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

From the Fund’s inception to the end of the period, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 3

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 85.8%
	Consumer Discretionary — 14.2%
	Hotels, Restaurants & Leisure — 3.6%
2,000	Starwood Hotels & Resorts Worldwide, Inc.	82,860
	Internet & Catalog Retail — 4.3%
900	Amazon.com, Inc. (a)	98,334
	Media — 1.2%
800	DIRECTV, Class A (a)	27,136
	Specialty Retail — 1.5%
950	Bed Bath & Beyond, Inc. (a)	35,226
	Textiles, Apparel & Luxury Goods — 3.6%
600	Coach, Inc.	21,930
900	Nike, Inc., Class B	60,795
		82,725
	Total Consumer Discretionary	326,281
	Energy — 3.9%
	Oil, Gas & Consumable Fuels — 3.9%
400	EOG Resources, Inc.	39,348
650	Occidental Petroleum Corp.	50,147
	Total Energy	89,495
	Financials — 8.4%
	Capital Markets — 2.2%
380	Goldman Sachs Group, Inc. (The)	49,883
	Consumer Finance — 3.3%
1,900	Capital One Financial Corp.	76,570
	Diversified Financial Services — 2.9%
240	CME Group, Inc.	67,572
	Total Financials	194,025
	Health Care — 14.5%
	Biotechnology — 4.7%
2,100	Celgene Corp. (a)	106,722
	Health Care Providers & Services — 5.3%
2,600	Express Scripts, Inc. (a)	122,252
	Pharmaceuticals — 4.5%
2,000	Teva Pharmaceutical Industries Ltd., (Israel), ADR	103,980
	Total Health Care	332,954
	Industrials — 4.8%
	Road & Rail — 4.8%
1,600	Union Pacific Corp.	111,216
	Information Technology — 38.8%
	Communications Equipment — 3.2%
3,200	Juniper Networks, Inc. (a)	73,024
	Computers & Peripherals — 13.8%
830	Apple, Inc. (a)	208,770
2,900	NetApp, Inc. (a)	108,199
		316,969
	Internet Software & Services — 2.8%
146	Google, Inc., Class A (a)	64,963
	IT Services — 7.5%
1,505	Cognizant Technology Solutions Corp., Class A (a)	75,340
490	MasterCard, Inc., Class A	97,770
		173,110
	Semiconductors & Semiconductor Equipment — 7.0%
4,800	ARM Holdings plc, (United Kingdom), ADR	59,520
1,200	Broadcom Corp., Class A	39,564
3,900	Marvell Technology Group Ltd., (Bermuda) (a)	61,464
		160,548
	Software — 4.5%
5,700	Activision Blizzard, Inc.	59,793
1,700	Adobe Systems, Inc. (a)	44,931
		104,724
	Total Information Technology	893,338
	Materials — 1.2%
	Metals & Mining — 1.2%
450	Freeport-McMoRan Copper & Gold, Inc.	26,608
	Total Common Stocks (Cost $1,745,458)	1,973,917
Short-Term Investment — 16.7%
	Investment Company — 16.7%
384,277	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $384,277)	384,277
	Total Investments — 102.5% (Cost $2,129,735)	2,358,194
	Liabilities in Excess of Other Assets — (2.5)%	(57,271)
	NET ASSETS — 100.0%	$2,300,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

4 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

ADR	—	American Depositary Receipt
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	—	The rate shown is the current yield as of June 30, 2010.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 5

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

Dynamic Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,973,917
Investments in affiliates, at value	384,277
Total investment securities, at value	2,358,194
Receivables:
Interest and dividends	1,108
Due from Advisor (See Note 3.F.)	4,056
Total Assets	2,363,358

LIABILITIES:
Accrued liabilities:
Shareholder servicing fees	398
Distribution fees	66
Custodian and accounting fees	10,816
Trustees’ and Chief Compliance Officer’s fees	8
Other	51,147
Total Liabilities	62,435
Net Assets	$2,300,923

NET ASSETS:
Paid in capital	$2,981,343
Accumulated undistributed net investment loss	(9)
Accumulated net realized gains (losses)	(908,870)
Net unrealized appreciation (depreciation)	228,459
Total Net Assets	$2,300,923

Net Assets:
Class A	$76,267
Class C	75,291
Class R5	19,289
Select Class	2,130,076
Total	$2,300,923

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,668
Class C	6,667
Class R5	1,668
Select Class	185,082

Net Asset Value:
Class A — Redemption price per share	$11.44
Class C — Offering price per share (a)	11.29
Class R5 — Offering and redemption price per share	11.57
Select Class — Offering and redemption price per share	11.51
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.07

Cost of investments in non-affiliates	$1,745,458
Cost of investments in affiliates	384,277

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

6 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010

Dynamic Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$15,044
Dividend income from affiliates	130
Total investment income	15,174

EXPENSES:
Investment advisory fees	14,269
Administration fees	2,270
Distribution fees:
Class A	197
Class C	586
Shareholder servicing fees:
Class A	197
Class C	195
Class R5	10
Select Class	5,503
Custodian and accounting fees	25,522
Professional fees	53,708
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	1,066
Registration and filing fees	22,631
Transfer agent fees	3,662
Other	3,397
Total expenses	133,239
Less amounts waived	(17,728)
Less expense reimbursements	(90,986)
Net expenses	24,525
Net investment income (loss)	(9,351)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	14,475
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	305,489
Net realized/unrealized gains (losses)	319,964
Change in net assets resulting from operations	$310,613

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Dynamic Growth Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(9,351)	$(3,135)
Net realized gain (loss)	14,475	(759,717)
Change in net unrealized appreciation (depreciation)	305,489	(65,850)
Change in net assets resulting from operations	310,613	(828,702)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	—	—

NET ASSETS:
Change in net assets	310,613	(828,702)
Beginning of period	1,990,310	2,819,012
End of period	$2,300,923	$1,990,310
Accumulated undistributed net investment loss	$(9)	$(6)

SEE NOTES TO FINANCIAL STATEMENTS.

8 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Dynamic Growth Fund
Class A
Year Ended June 30, 2010	$9.91	$(0.07)	$1.60	$1.53	$—	$11.44
Year Ended June 30, 2009	14.07	(0.04)	(4.12)	(4.16)	—	9.91
November 30, 2007 (f) through June 30, 2008	15.00	(0.05)	(0.88)	(0.93)	— (g)	14.07

Class C
Year Ended June 30, 2010	9.84	(0.13)	1.58	1.45	—	11.29
Year Ended June 30, 2009	14.04	(0.09)	(4.11)	(4.20)	—	9.84
November 30, 2007 (f) through June 30, 2008	15.00	(0.09)	(0.87)	(0.96)	—	14.04

Class R5
Year Ended June 30, 2010	9.98	(0.02)	1.61	1.59	—	11.57
Year Ended June 30, 2009	14.11	0.01	(4.14)	(4.13)	—	9.98
November 30, 2007 (f) through June 30, 2008	15.00	(0.01)	(0.87)	(0.88)	(0.01)	14.11

Select Class
Year Ended June 30, 2010	9.95	(0.04)	1.60	1.56	—	11.51
Year Ended June 30, 2009	14.09	(0.01)	(4.13)	(4.14)	—	9.95
November 30, 2007 (f) through June 30, 2008	15.00	(0.03)	(0.87)	(0.90)	(0.01)	14.09

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(f)	Commencement of operations.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

10 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

15.44%	$76	1.25%	(0.61)%	5.82%	39%
(29.57)	66	1.25	(0.37)	7.27	73
(6.17)	94	1.25	(0.60)	7.36	24

14.74	75	1.75	(1.11)	6.32	39
(29.91)	66	1.75	(0.87)	7.77	73
(6.40)	94	1.75	(1.10)	7.86	24

15.93	19	0.80	(0.17)	5.37	39
(29.27)	17	0.80	0.07	6.82	73
(5.88)	23	0.80	(0.15)	6.90	24

15.68	2,130	1.00	(0.36)	5.57	39
(29.38)	1,842	1.00	(0.12)	7.02	73
(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Currently, Class A, Class C and Class R5 Shares are not publicly offered for investment. Effective August 6, 2010, Select Class Shares were publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$2,194,694	$163,500	$—	$2,358,194

#	Portfolio holdings designated as Level 1 and 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of two ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(9,353)	$9,348	$5

The reclassifications for the Fund relate primarily to net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2010, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.25%	1.75%	0.80%	1.00%

The contractual expense limitation agreements were in effect for the year ended June 30, 2010. The expense limitation percentages in the table above are in place until at least October 31, 2010.

For the year ended June 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$14,269	$2,270	$1,189	$17,728	$90,986

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2010 was less than $1.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

14 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$875,757	$1,236,854

During the year ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,129,735	$349,251	$120,792	$228,459

There were no distributions paid during the fiscal years ended June 30, 2010 and 2009.

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(908,872)	$228,459

The cumulative timing differences primarily consist of trustee deferred compensation.

As of June 30, 2010, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	2018	Total
$472,857	$436,015	$908,872

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2010, the Fund’s shares were held by the Advisor. Certain of the Fund’s shares were first offered to the public on August 6, 2010 but currently the Advisor holds substantially all of the Fund’s shares. The Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

16 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Dynamic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Growth Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 30, 2007 (commencement of operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2010

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 17

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

18 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

20 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Dynamic Growth Fund
Class A
Actual	$1,000.00	$917.40	$5.94	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	914.20	8.31	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R5
Actual	1,000.00	919.00	3.81	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	917.90	4.76	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010	J.P. MORGAN U.S. EQUITY FUNDS 21

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

22 J.P. MORGAN U.S. EQUITY FUNDS	JUNE 30, 2010

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010    All rights reserved. June 2010.           AN-DYN-610

J.P. Morgan U.S. Equity Funds

Annual Report
June 30, 2010

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund
Annual Report
June 30, 2010

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Value Discovery Fund
President’s Letter (Unaudited)

July 16, 2010

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets and offered renewed confidence that the worst of the financial crisis was over.

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news as well as renewed deflation concerns. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory
The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Quote “In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

Economic concerns drive investors to longer-dated Treasuries
Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8%, and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified
The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JPMorgan Value Discovery Fund
Fund Commentary
Twelve Months Ended June 30, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	15.43%
Russell 1000 Value Index	16.92%

Net Assets as of 6/30/2010	$2,159,540

INVESTMENT OBJECTIVE**
The Fund seeks long-term capital appreciation.

MARKET OVERVIEW
Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

While European policymakers and the International Monetary Fund eventually responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused most stock markets to decline in the second quarter of 2010, with volatility returning to elevated levels. Nevertheless, most markets finished the twelve months ended June 30, 2010 with positive returns because of the strong rally during the first nine months of the reporting period.

Despite falling victim to this widespread risk aversion, U.S. stocks posted solid gains for the reporting period, with the S&P 500 Index gaining 14.43% for the twelve months ended June 30, 2010. Investor sentiment was supported by strong corporate earnings, as a significant number of companies listed in the S&P 500 Index reported better-than-expected revenue for the first quarter of 2010. U.S. mid cap stocks gained more than U.S. large and small cap stocks during the reporting period, while value stocks outperformed growth stocks across asset classes.

FUND PERFORMANCE
The JPMorgan Value Discovery Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the technology and consumer staples sectors detracted from relative performance, while the Fund’s energy and industrials holdings contributed to relative performance.

Individual detractors from the Fund’s relative performance included Exxon Mobil Corp. and QUALCOMM, Inc. Shares of Exxon Mobil Corp. declined following the company’s announced acquisition of XTO Energy, a natural gas producer. Reaction to the XTO Energy acquisition was mixed as some investors felt the company should have used its cash in a more shareholder friendly manner. Shares of Exxon Mobil Corp. declined later in the reporting period over concerns surrounding the oil spill in the Gulf of Mexico and its impact on the company’s earnings generated from offshore drilling activities in the Gulf. QUALCOMM, Inc. is a designer, manufacturer and marketer of digital wireless telecommunications products and services. Shares of the company declined after its management issued a disappointing near-term earnings outlook. The Fund’s portfolio manager believed that QUALCOMM, Inc. remained an attractive investment opportunity because of its industry leadership and strong cash flow generation and continued to hold it throughout the reporting period.

Among the Fund’s largest individual contributors to relative performance were American Express Co. and Time Warner Cable Inc. American Express Co. is a provider of charge and credit payment card products and travel-related services to both consumers and businesses. The company was a strong performer throughout the reporting period as the economy gradually recovered and credit trends continued to improve. Shares of Time Warner Cable Inc. rose as the cable operator reported strong subscriber gains across its home Internet, home phone and digital cable businesses.

HOW THE FUND WAS MANAGED
The Fund’s portfolio manager utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of high conviction stocks that have strong fundamentals. The Fund’s portfolio manager preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth. In addition, the Fund invested in convertible securities, as well as options on some of the portfolio’s securities in an effort to enhance income, protect their value and increase their return to risk ratio.

As a result of this bottom-up stock selection process, the Fund was overweight the technology sector, where the Fund’s portfolio manager believed there was the most attractive investment opportunities. The Fund was underweight the utilities sector, as the Fund’s portfolio manager believed there to be more attractive investment opportunities elsewhere.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Chevron Corp.	3.5%
2.	Bank of America Corp.	3.3
3.	Exxon Mobil Corp.	3.0
4.	Merck & Co., Inc.	2.5
5.	Microsoft Corp.	2.5
6.	Wells Fargo & Co.	2.4
7.	CSX Corp.	2.3
8.	Hewlett-Packard Co.	2.2
9.	Verizon Communications, Inc.	2.2
10.	Occidental Petroleum Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.3%
Energy	15.4
Industrials	10.9
Consumer Discretionary	9.9
Information Technology	9.7
Health Care	8.9
Consumer Staples	7.1
Materials	3.7
Utilities	3.2
Telecommunication Services	2.2
Short-Term Investment	8.7

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages are based upon total investments as of June 30, 2010. The Fund’s composition is subject to change.

JPMorgan Value Discovery Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	9/28/07
Without Sales Charge		15.15%	(11.44)%
With Sales Charge*		9.16	(13.15)
CLASS C SHARES	9/28/07
Without CDSC		14.59	(11.87)
With CDSC**		13.59	(11.87)
CLASS R5 SHARES	9/28/07	15.66	(11.03)
SELECT CLASS SHARES	9/28/07	15.43	(11.21)

______________________
* Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

JPMorgan Value Discovery Fund

The Fund commenced operations on September 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Value Discovery Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from September 28, 2007 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Common Stocks — 93.2%
	Consumer Discretionary — 9.6%
	Auto Components — 1.4%
1,110	Johnson Controls, Inc.	29,826

	Household Durables — 0.2%
400	Lennar Corp., Class A	5,564

	Media — 5.4%
1,245	Comcast Corp., Class A	20,455
590	Gannett Co., Inc.	7,941
880	News Corp., Class A	10,525
240	Time Warner Cable, Inc.	12,499
590	Time Warner, Inc.	17,057
1,510	Walt Disney Co. (The)	47,565

		116,042

	Specialty Retail — 2.6%
1,297	Home Depot, Inc.	36,407
1,040	Staples, Inc.	19,812

		56,219

	Total Consumer Discretionary	207,651

	Consumer Staples — 7.5%
	Food & Staples Retailing — 3.4%
1,060	CVS/Caremark Corp.	31,079
400	Sysco Corp.	11,428
640	Wal-Mart Stores, Inc.	30,765

		73,272

	Food Products — 2.2%
680	General Mills, Inc.	24,153
390	JM Smucker Co. (The)	23,486

		47,639

	Household Products — 0.9%
310	Procter & Gamble Co. (The)	18,594

	Tobacco — 1.0%
470	Philip Morris International, Inc.	21,545

	Total Consumer Staples	161,050

	Energy — 16.1%
	Energy Equipment & Services — 0.4%
270	Cameron International Corp. (a)	8,781

	Oil, Gas & Consumable Fuels — 15.7%
230	Anadarko Petroleum Corp.	8,301
330	Apache Corp.	27,783
1,160	Chevron Corp.	78,717
900	ConocoPhillips	44,181
2,411	El Paso Corp.	26,786
370	EOG Resources, Inc.	36,397
1,200	Exxon Mobil Corp.	68,484
620	Occidental Petroleum Corp.	47,833

		338,482

	Total Energy	347,263

	Financials — 19.9%
	Capital Markets — 5.7%
610	Ameriprise Financial, Inc.	22,039
1,080	Bank of New York Mellon Corp. (The)	26,665
210	Goldman Sachs Group, Inc. (The)	27,567
740	Morgan Stanley	17,176
510	State Street Corp.	17,248
790	TD AMERITRADE Holding Corp. (a)	12,087

		122,782

	Commercial Banks — 5.8%
780	BB&T Corp.	20,522
376	PNC Financial Services Group, Inc.	21,244
1,290	U.S. Bancorp	28,831
2,100	Wells Fargo & Co.	53,760

		124,357

	Consumer Finance — 1.3%
729	American Express Co.	28,941

	Diversified Financial Services — 4.0%
5,210	Bank of America Corp.	74,867
1,730	Citigroup, Inc. (a)	6,505
20	CME Group, Inc.	5,631

		87,003

	Insurance — 3.1%
210	Aflac, Inc.	8,961
520	MetLife, Inc.	19,635
400	Prudential Financial, Inc.	21,464
280	RenaissanceRe Holdings Ltd., (Bermuda)	15,756

		65,816

	Total Financials	428,899

	Health Care — 9.4%
	Biotechnology — 1.0%
430	Celgene Corp. (a)	21,853

	Health Care Equipment & Supplies — 0.5%
280	Baxter International, Inc.	11,379

	Health Care Providers & Services — 1.8%
710	Aetna, Inc.	18,730
670	UnitedHealth Group, Inc.	19,028

		37,758

	Life Sciences Tools & Services —1.2%
510	Thermo Fisher Scientific, Inc. (a)	25,015

	Pharmaceuticals — 4.9%
470	Abbott Laboratories	21,987
1,631	Merck & Co., Inc.	57,036
1,890	Pfizer, Inc.	26,951

		105,974

	Total Health Care	201,979

	Industrials — 11.3%
	Aerospace & Defense — 2.7%
600	Honeywell International, Inc.	23,418
530	United Technologies Corp.	34,402

		57,820

	Industrial Conglomerates —1.3%
940	Textron, Inc.	15,952

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Industrial Conglomerates — Continued
340	Tyco International Ltd., (Switzerland)	11,978

		27,930

	Machinery — 4.3%
370	Deere & Co.	20,602
440	PACCAR, Inc.	17,543
400	Parker Hannifin Corp.	22,184
1,082	WABCO Holdings, Inc. (a)	34,061

		94,390

	Road & Rail — 3.0%
1,070	CSX Corp.	53,104
170	Union Pacific Corp.	11,817

		64,921

	Total Industrials	245,061

	Information Technology — 10.2%
	Communications Equipment — 2.1%
1,140	Cisco Systems, Inc. (a)	24,294
680	QUALCOMM, Inc.	22,331

		46,625

	Computers & Peripherals — 2.3%
1,165	Hewlett-Packard Co.	50,421

	Electronic Equipment, Instruments & Components — 1.3%
1,090	Tyco Electronics Ltd., (Switzerland)	27,664

	Internet Software & Services — 0.2%
10	Google, Inc., Class A (a)	4,450

	Semiconductors & Semiconductor Equipment — 0.8%
250	Analog Devices, Inc.	6,965
790	Intersil Corp., Class A	9,567

		16,532

	Software — 3.5%
2,422	Microsoft Corp.	55,730
920	Oracle Corp.	19,743

		75,473

	Total Information Technology	221,165

	Materials — 3.6%
	Chemicals — 2.4%
280	Air Products & Chemicals, Inc.	18,147
600	Celanese Corp., Class A	14,946
300	Dow Chemical Co. (The)	7,116
320	E.l. du Pont de Nemours & Co.	11,069

		51,278

	Containers & Packaging — 0.8%
700	Owens-Illinois, Inc. (a)	18,515

	Metals & Mining — 0.4%
150	Freeport-McMoRan Copper & Gold, Inc.	8,869

	Total Materials	78,662

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
1,760	Verizon Communications, Inc.	49,315

	Utilities — 3.3%
	Electric Utilities — 1.5%
150	Entergy Corp.	10,743
460	NextEra Energy, Inc.	22,430

		33,173

	Multi-Utilities — 1.2%
1,830	CMS Energy Corp.	26,809

	Water Utilities — 0.6%
580	American Water Works Co., Inc.	11,948

	Total Utilities	71,930

	Total Common Stocks (Cost $2,006,402)	2,012,975

PRINCIPAL AMOUNT($)

	Convertible Bonds — 1.0%
	Consumer Discretionary — 0.8%
	Hotels, Restaurants & Leisure — 0.8%
17,000	Carnival Corp., (Panama), 2.000%, 04/15/21	17,595

	Materials — 0.2%
	Construction Materials — 0.2%
5,000	Cemex S.A.B de C.V., (Mexico), 4.875%, 03/15/15 (e)	4,944

	Total Convertible Bonds (Cost $23,364)	22,539

NUMBER OF CONTRACTS

	Options Purchased — 0.4%
	Call Options Purchased — 0.2%
3	American Express Co., Expiring 01/22/11 @ $45.00, American Style (a)	909
13	General Electric Co., Expiring 01/21/12 @ $17.50, American Style (a)	1,833
4	Microsoft Corp., Expiring 01/22/11 @ $27.50, American Style (a)	284
3	Monsanto Co., Expiring 01/22/11 @ $80.00, American Style (a)	42
3	Wal-Mart Stores, Inc., Expiring 01/22/11 @ $60.00, American Style (a)	60

		3,128

	Put Options Purchased — 0.2%
3	CSX Corp., Expiring 08/21/10 @ $48.00, American Style (a)	717
3	Metlife, Inc., Expiring 09/18/10 @ $37.00, American Style (a)	765
6	Textron, Inc., Expiring 09/18/10 @ $21.00, American Style (a)	1,410

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

NUMBER OF
CONTRACTS	SECURITY DESCRIPTION	VALUE ($)

	Put Options Purchased — Continued
5	Wells Fargo & Co., Expiring 10/16/10
	@ $28.00, American Style (a)	1,860

		4,752

	Total Options Purchased
	(Cost $13,225)	7,880

SHARES

	Preferred Stock — 1.4%
	Financials — 1.4%
	Diversified Financial Services — 1.4%
260	Citigroup, Inc., 7.500%, 12/15/12 (Cost $26,428)	29,380

	Short-Term Investment — 9.1%

	Investment Company — 9.1%
196,854	JPMorgan Prime Money Market Fund,
	Institutional Class Shares, 0.120% (b) (l) (m) (Cost $196,854)	196,854

	Total Investments — 105.1% (Cost $2,266,273)	2,269,628

	Liabilities in Excess of Other Assets — (5.1)%	(110,088)

	NET ASSETS — 100.0%	$2,159,540

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE

Thermo Fisher Scientific, Inc., American Style	$60.00	09/18/10	4	$(100)

(Premiums received of $268.)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE

Aflac, Inc., American Style	$30.00	11/20/10	4	$(484)
American Express Co., American Style	25.00	01/22/11	5	(585)
Anadarko Petroleum Corp., American Style	20.00	08/21/10	6	(330)
Apollo Group, Inc., American Style	35.00	11/20/10	3	(750)
Apple, Inc., American Style	230.00	10/16/10	1	(1,436)
Bank of New York Mellon Corp., American Style	17.50	01/22/11	5	(360)
Cameron International Corp., American Style	25.00	08/21/10	5	(300)
Cameron International Corp., American Style	25.00	11/20/10	5	(590)
Celgene Corp., American Style	40.00	10/16/10	3	(399)
CSX Corp., American Style	43.00	08/21/10	6	(546)
Freeport-McMoRan Copper & Gold, Inc., American Style	50.00	11/20/10	2	(830)
Gannett Co., American Style	12.00	10/16/10	10	(450)
General Electric Co., American Style	12.50	01/21/12	18	(3,600)
Invesco Ltd., American Style	12.50	01/22/11	10	(800)
J.C. Penney Co., Inc., American Style	20.00	11/20/10	6	(1,092)
Metlife, Inc., American Style	31.00	09/18/10	6	(702)
Metlife, Inc., American Style	33.00	09/18/10	4	(576)
Microsoft Corp., American Style	20.00	01/22/11	6	(792)
Monsanto Co., American Style	70.00	01/21/12	3	(7,881)
Southwestern Energy Co., American Style	30.00	09/18/10	4	(220)
Sprint Nextel Corp., American Style	3.50	08/21/10	31	(403)
Sprint Nextel Corp., American Style	4.00	07/17/10	29	(290)
Textron, Inc., American Style	18.00	09/18/10	13	(2,925)
Wal-Mart Stores, Inc., American Style	45.00	01/22/11	3	(687)
Wells Fargo & Co., American Style	23.00	10/16/10	10	(1,270)

(Premiums received of $19,256.)				$(28,298)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Discovery Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)	The rate shown is the current yield as of June 30, 2010.
(m)

All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

Value Discovery Fund

ASSETS:
Investments in non-affiliates, at value	$2,072,774
Investments in affiliates, at value	196,854

Total investment securities, at value	2,269,628
Receivables:
Interest and dividends	2,424
Due from Advisor (See Note 3.F.)	5,196

Total Assets	2,277,248

LIABILITIES:
Payables:
Due to custodian	23,286
Outstanding options written, at fair value	28,398
Accrued liabilities:
Shareholder servicing fees	374
Distribution fees	62
Custodian and accounting fees	12,011
Trustees’ and Chief Compliance Officer’s fees	22
Other	53,555

Total Liabilities	117,708

Net Assets	$2,159,540

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

Value Discovery Fund

NET ASSETS:
Paid in capital	$3,076,016
Accumulated undistributed net investment income	168
Accumulated net realized gains (losses)	(911,125)
Net unrealized appreciation (depreciation)	(5,519)

Total Net Assets	$2,159,540

NET ASSETS:
Class A	$71,551
Class C	70,577
Class R5	18,112
Select Class	1,999,300

Total	$2,159,540

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,874
Class C	6,780
Class R5	1,740
Select Class	192,069

Net asset value:
Class A - Redemption price per share	$10 .41
Class C - Offering price per share (a)	10 .41
Class R5 - Offering and redemption price per share	10 .41
Select Class - Offering and redemption price per share	10 .41

Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10 .99

Cost of investments in non-affiliates	$2,069,419
Cost of investments in affiliates	196,854
Premiums received from options written	19,524

(a) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010

Value Discovery Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$183
Dividend income from non-affiliates	44,348
Dividend income from affiliates	51

Total investment income	44,582

EXPENSES:
Investment advisory fees	14,762
Administration fees	2,167
Distribution fees:
Class A	188
Class C	559
Shareholder servicing fees:
Class A	188
Class C	186
Class R5	10
Select Class	5,256
Custodian and accounting fees	29,741
Professional fees	61,147
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	2,738
Registration and filing fees	47
Transfer agent fees	4,247
Other	5,740

Total expenses	127,004

Less amounts waived	(18,065)
Less expense reimbursements	(86,654)

Net expenses	22,285

Net investment income (loss)	22,297

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	163,825
Options written	37,724

Net realized gain (loss)	201,549

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	88,497
Options written	(24,727)

Change in net unrealized appreciation (depreciation)	63,770

Net realized/unrealized gains (losses)	265,319

Change in net assets resulting from operations	$287,616

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Value Discovery Fund

	Year Ended 6/30/2010	Year Ended 6/30/2009

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,297	$33,638
Net realized gain (loss)	201,549	(844,805)
Change in net unrealized appreciation (depreciation)	63,770	277,540

Change in net assets resulting from operations	287,616	(533,627)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(580)	(1,016)
Class C
From net investment income	(210)	(706)
Class R5
From net investment income	(230)	(324)
Select Class
From net investment income	(21,307)	(32,521)

Total distributions to shareholders	(22,327)	(34,567)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	22,327	34,567

NET ASSETS:
Change in net assets	287,616	(533,627)
Beginning of period	1,871,924	2,405,551

End of period	$2,159,540	$1,871,924

Accumulated undistributed net investment income	$168	$204

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Value Discovery Fund

	Year Ended 6/30/2010	Year Ended 6/30/2009

CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$580	$1,016

Change in net assets from Class A capital transactions	$580	$1,016

Class C
Dividends and distributions reinvested	$210	$706

Change in net assets from Class C capital transactions	$210	$706

Class R5
Dividends and distributions reinvested	$230	$324

Change in net assets from Class R5 capital transactions	$230	$324

Select Class
Dividends and distributions reinvested	$21,307	$32,521

Change in net assets from Select Class capital transactions	$21,307	$32,521

Total change in net assets from capital transactions	$22,327	$34,567

SHARE TRANSACTIONS:
Class A
Reinvested	54	114

Change in Class A Shares	54	114

Class C
Reinvested	18	81

Change in Class C Shares	18	81

Class R5
Reinvested	20	37

Change in Class R5 Shares	20	37

Select Class
Reinvested	1,933	3,655

Change in Select Class Shares	1,933	3,655

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

Value Discovery Fund
Class A
Year Ended June 30, 2010	$9.11	$0.08	$1.30	$1.38	$(0.08)	$10.41	15 .15%	$72	1.20%		0 .76%	5.81%	60%
Year Ended June 30, 2009	11.94	0.15	(2.83)	(2.68)	(0.15)	9.11	(22 .40)	62	1.20		1 .57	8.20	85
September 28, 2007(f) through June 30, 2008	15.00	0.08	(3.07)	(2.99)	(0.07)	11.94	(19 .92)	80	1.20	(g)	0 .79	7.07	42
Class C
Year Ended June 30, 2010	9.11	0.03	1.30	1.33	(0.03)	10.41	14 .59	71	1.70		0 .26	6.31	60
Year Ended June 30, 2009	11.94	0.10	(2.82)	(2.72)	(0.11)	9.11	(22 .79)	62	1.70		1 .07	8.69	85
September 28, 2007(f) through June 30, 2008	15.00	0.03	(3.06)	(3.03)	(0.03)	11.94	(20 .23)	80	1.70	(g)	0 .29	7.57	42
Class R5
Year Ended June 30, 2010	9.11	0.13	1.30	1.43	(0.13)	10.41	15 .66	18	0.75		1 .22	5.36	60
Year Ended June 30, 2009	11.93	0.18	(2.81)	(2.63)	(0.19)	9.11	(21 .99)	16	0.75		2 .02	7.75	85
September 28, 2007(f) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)	11.93	(19 .70)	20	0.75	(g)	1 .25	6.61	42
Select Class
Year Ended June 30, 2010	9.11	0.11	1.30	1.41	(0.11)	10.41	15 .43	1,999	0.95		1 .01	5.56	60
Year Ended June 30, 2009	11.94	0.17	(2.83)	(2.66)	(0.17)	9.11	(22 .21)	1,732	0.95		1 .82	7.95	85
September 28, 2007(f) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)	11.94	(19 .76)	2,226	0.95	(g)	1 .05	6.81	42

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(f) Commencement of operations.

(g) Includes earnings credits of 0.11%.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified

Value Discovery Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central

American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Total Investments in Securities #	$2,217,709	$51,919	$—	$2,269,628

Liabilities
Call Options Written	(100)	—	—	(100)
Put Options Written	(28,298)	—	—	(28,298)

Total Liabilities	$(28,398)	$—	$—	$(28,398)

# Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of convertible bonds and a preferred stock. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

B. Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures contracts or securities to enhance returns; the use of these options exposes the Fund to equity price risk. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. The Fund is subject to the risk that changes in the value of the option may not correlate perfectly with the underlying asset.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation in the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options- Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security. Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the year ended June 30, 2010 were as follows:

	Number of Contracts	Premiums Received

Options outstanding at June 30, 2009	53	$24,159
Options written	585	53,490
Options expired	—	—
Options terminated in closing purchase transactions	(436)	(58,125)

Options outstanding at June 30, 2010	202	$19,524

The Fund increased its activity in exchange-traded options during the reporting period, with an average number of contracts outstanding of 108 and an ending number of contracts outstanding of 245.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. However, the Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in- Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

$-	$(6)	$6

The reclassifications for the Fund relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2010, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders.

For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor as shareholder servicing agent have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

1.20%	1.70%	0.75%	0.95%

The contractual expense limitation agreements were in effect for the year ended June 30, 2010. The expense limitation percentages in the table above are in place until at least October 31, 2010.

For the year ended June 30, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$14,762	$2,167	$1,136	$18,065	$86,654

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2010 was less than $1.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations. The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions
During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

$1,335,723	$1,419,420

During the year ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$2,313,230	$146,208	$189,810	$(43,602)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows:

Total Distributions Paid From:

Ordinary Income	Total Distributions Paid

$22,327	$22,327

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows:

Total Distributions Paid From:

Ordinary Income	Total Distributions Paid

$34,567	$34,567

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$177	$(864,169)	$(52,476)

As of June 30, 2010, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017	2018	Total

$7,286	$440,591	$416,292	$864,169

6. Borrowings
The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Advisor. Once the Fund’s shares are sold to the public, Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Value Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Discovery Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 28, 2007 (commencement of operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2010

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)

Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)

Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio

Value Discovery Fund
Class A
Actual	$1,000.00	$921.20	$5.72	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20

Class C
Actual	1,000.00	918.90	8.09	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70

Class R5
Actual	1,000.00	923.30	3.58	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

Select Class
Actual	1,000.00	922.30	4.53	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

100% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $22,327 of ordinary income distributions was treated as qualified dividends.

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?
A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?
A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?
A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?
A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?
A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?
A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)
In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.
In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.
In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.
J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

JPMorgan Access Funds

June 30, 2010

JPMorgan Access Balanced Fund
JPMorgan Access Growth Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Access Balanced Fund	3
JPMorgan Access Growth Fund	6
Schedules of Portfolio Investments	9
Financial Statements	27
Financial Highlights	32
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	45
Trustees	46
Officers	48
Schedule of Shareholder Expenses	49
Tax Letter	51
Privacy Policy	52

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data, as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) declined 1.0% over the nine-month reporting period to close at 1,030.71.

Meanwhile, the ongoing credit crisis in Europe led international markets to experience sharp declines over the last nine months as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index returned –11.0% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –2.0% (gross) as of the end of the nine-month reporting period.

U.S. Treasuries display signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year U.S. Treasury bond dropped to 3.0% from 3.3% as of the end of the reporting period, while the 30-year U.S. Treasury bond slid from 4.0% to 3.9%. Meanwhile, the two-year U.S. Treasury note also declined, going from 1.0% to 0.6% for the same period.

During this time, the bond market reflected investors’ continued appetite for higher yielding investments, including corporate and high yield bonds. The Barclays Capital Corporate High Yield Index returned 11.0%, the Barclays Capital Emerging Markets Index returned 8.2%, and the Barclays Capital U.S. Aggregate Bond Index returned 5.5% as of the end of the nine-month reporting period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        JPMORGAN ACCESS FUNDS  1

JPMorgan Access Funds

MARKET OVERVIEW
FOR THE PERIOD SEPTEMBER 30, 2009 (FUND INCEPTION DATE) THROUGH JUNE 30, 2010 (Unaudited)

Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

While European policymakers and the International Monetary Fund eventually responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused most stock markets to decline and led many investors to seek haven in U.S. Treasuries, sending their prices higher and yields sharply lower. Late in the reporting period, the yield for a 10-Year U.S. Treasury note fell below 3.00% for the first time since April 2009, while the yield for 2-Year notes fell to an historical low.

2   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

JPMorgan Access Balanced Fund

FUND COMMENTARY
FOR THE PERIOD SEPTEMBER 30, 2009 (FUND INCEPTION DATE) THROUGH JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.51)%
Barclays Capital U.S. Aggregate Index	5.55%
MSCI World Index	(6.17)%
Blended Composite Benchmark	(1.31)%

Net Assets as of 6/30/2010	$1,025,620,535

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund seeks total return.

FUND PERFORMANCE

As the Fund invests in both fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The JPMorgan Access Balanced Fund (Select Class Shares) underperformed the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, but outperformed the MSCI World Index, its broad based equity benchmark, for the period September 30, 2009 (the Fund’s inception date) through June 30, 2010. For the reporting period, the Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (55%), the Barclays Capital U.S. Aggregate Index (35%), and the Citigroup 3-Month Treasury Bill Index (10%).

The Fund’s relative underperformance versus the blended composite benchmark was driven by a number of factors, including the Fund’s tactical asset allocation, particularly an underweight to fixed income. In fixed income, relative performance versus the blended composite benchmark was helped by the Fund’s overweight to high yield bonds, which performed strongly during the reporting period. These relative gains, however, were offset by the Fund’s underweight to core bonds as equity market volatility in the second quarter of 2010 increased risk aversion and led many investors to seek haven in U.S. Treasuries, sending their prices higher. During the period, the Fund also maintained a shorter duration versus its broad-based fixed income benchmark, which was also a significant detractor from performance.

In equities, the Fund’s portfolio managers began the fiscal year with an underweight to European and Japanese stocks and further reduced that exposure in the second quarter of 2010 by rotating into U.S. stocks. The Fund outperformed its broad based equity benchmark given its allocation to fixed income, as well as the Fund’s lower allocation to developed international equities in favor of U.S. equities, which were buoyed by strong corporate earnings and held up better than developed international equities. Within U.S. equity, allocations to mid- and small-cap stocks contributed positively to Fund performance while fund manager selection within large cap detracted.

The Fund’s allocation to alternatives detracted from performance relative to the blended composite benchmark, as absolute return investment strategies and commodity-focused equity allocations suffered amidst concerns of slowing global growth.

The relative performance of the individual underlying funds against their respective benchmarks was mixed during the reporting period; however, the Fund’s top contributor to performance included the JPMorgan High Yield Fund, which had strong positive returns for the period. Despite maintaining an underweight to international stocks, an allocation to the JPMorgan International Value Fund detracted from performance due to poor stock selection.

HOW THE FUND WAS MANAGED

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets seeking opportunities in sectors and regions based on valuations as well as potential for longer term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets. The Fund diversified its assets in the mutual funds of the J.P. Morgan-affiliated investment companies, as well as third party investment companies, accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs).

During the period, the Fund’s portfolio managers increased the Fund’s exposure to U.S. stocks. Specifically, finding what they believed to be attractive investment opportunities in U.S. small and mid-cap stocks as well as dividend income strategies, the latter of which they believed could capture upside returns while delivering lower volatility. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to capture potential upside equity returns while seeking protection from downside risk. In fixed income, the Fund’s portfolio managers continued to favor high yield securities (also known as junk bonds) based on their view that the sector was attractively valued given strong corporate balance sheets and declining default rates. Additionally, they invested in total return fixed income funds that have the flexibility to actively manage

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   3

JPMorgan Access Balanced Fund

FUND COMMENTARY
FOR THE PERIOD SEPTEMBER 30, 2009 (FUND INCEPTION DATE) THROUGH JUNE 30, 2010 (Unaudited) (continued)

duration while looking for opportunities across various sectors and credit ratings. The Fund’s portfolio managers also rotated out of inflation-linked bond funds and into core bond funds as moderate economic growth shifted market focus from inflation to disinflation. In alternatives, the Fund’s portfolio managers continued to diversify exposure to alternative investments and initiated a position in a Global Macro fund that seeks multi-asset class opportunities across global markets.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120%	11.4%
2.	JPMorgan Core Bond Fund, Ultra Class Shares	4.9
3.	JPMorgan High Yield Fund, Ultra Class Shares	4.9
4.	JPMorgan Total Return Fund, Select Class Shares	4.8
5.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	4.7
6.	JPMorgan Growth Advantage Fund, Select Class Shares	3.6
7.	JPMorgan U.S. Equity Fund, Institutional Class Shares	3.5
8.	JPMorgan Mid Cap Value Fund, Institutional Class Shares	3.3
9.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	3.1
10.	Eaton Vance Global Macro Absolute Return Fund, Class I Shares	2.6

PORTFOLIO COMPOSITION BY ASSET CLASS***

U.S. Equity	34.8%
Fixed Income	31.7
International Equity	14.9
Money Market	11.4
Alternative Assets	7.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2010. The Fund’s composition is subject to change.

ˆ	The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

4   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		(2.69)%
With Sales Charge*		(7.09)
CLASS C SHARES	1/4/10
Without CDSC		(2.92)
With CDSC**		(3.92)
INSTITUTIONAL CLASS SHARES	9/30/09	(2.40)
SELECT CLASS SHARES	9/30/09	(2.51)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE  (9/30/09 to 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   5

JPMorgan Access Growth Fund

FUND COMMENTARY
FOR THE PERIOD SEPTEMBER 30, 2009 (FUND INCEPTION DATE) THROUGH JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.09)%
MSCI World Index	(6.17)%
Barclays Capital U.S. Aggregate Index	5.55%
Blended Composite Benchmark	(3.68)%

Net Assets as of 6/30/2010	$605,891,930

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund seeks capital appreciation.

FUND PERFORMANCE

As the Fund invests in both fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The JPMorgan Access Growth Fund (Select Class Shares) underperformed the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, but outperformed the MSCI World Index, its broad based equity benchmark, for the period September 30, 2009 (the Fund’s inception date) through June 30, 2010. For the reporting period, the Fund outperformed its blended composite benchmark, which consists of the MSCI World Index (75%), the Barclays Capital U.S. Aggregate Index (15%) and the Citigroup 3-Month Treasury Bill Index (10%).

The Fund’s relative outperformance versus the blended composite benchmark was driven by a number of factors, including the Fund’s tactical asset allocation, particularly an underweight to European and Japanese stocks, as the management team began the fiscal year with an underweight to those regions and further reduced that exposure in the second quarter of 2010 by rotating into U.S. stocks. The Fund’s allocation to fixed income and the Fund’s lower allocation to developed international equities in favor of U.S. equities also contributed to its outperformance versus its broad-based equity benchmark. U.S. equities, buoyed by strong corporate earnings, held up better than developed international equities. Within U.S. equity, allocations to mid and small cap stocks contributed positively to Fund performance while fund manager selection within large cap detracted.

In fixed income, relative performance versus the blended composite benchmark was helped by the Fund’s overweight to high yield bonds, which performed strongly during the reporting period. These relative gains, however, were offset by the Fund’s underweight to core bonds, as equity market volatility in the second quarter of 2010 increased risk aversion and led many investors to seek haven in U.S. Treasuries, sending their prices higher.

The Fund’s allocation to alternatives contributed positively to performance relative to the blended composite benchmark and was helped considerably by the Fund’s allocation to real estate investment trusts (REITs) as equity REITs saw strong positive returns despite the equity market selloff that occurred late in the period; commodity-focused equity allocations, however, suffered amidst concerns of slowing global growth and allocations to hard assets detracted from performance for the period.

The relative performance of the individual underlying funds against their respective benchmarks was mixed during the reporting period; however, the Fund’s top contributors to performance included the JPMorgan High Yield Fund as well as the JPMorgan U.S. Real Estate Fund as both funds had strong positive returns for the period. Despite maintaining an underweight to international stocks, allocations that detracted from performance included the JPMorgan International Value Fund, which underperformed its benchmark during the period largely driven by poor stock selection, and the iShares MSCI EAFE ETF (EFA), which experienced negative returns for the period given the decline in international equity markets.

HOW THE FUND WAS MANAGED

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets seeking opportunities in sectors and regions based on valuations as well as potential for longer term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets. The Fund diversified its assets in the mutual funds of the J.P. Morgan-affiliated investment companies, as well as third party investment companies, accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs).

During the reporting period, the Fund’s portfolio managers increased the Fund’s exposure to U.S. stocks. Specifically, finding what they believed to be attractive investment opportunities in U.S. small- and mid-cap stocks, as well as dividend income strategies, the latter of which they believed could capture upside returns while delivering lower volatility. In addition,

6   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

the Fund utilized other financial instruments, such as structured notes, in an attempt to capture potential upside equity returns while seeking protection from downside risk. In fixed income, the Fund’s portfolio managers continued to favor high yield securities (also known as junk bonds) based on their view that the sector was attractively valued given strong corporate balance sheets and declining default rates. Additionally, they invested in total return fixed income funds that have the flexibility to actively manage duration while looking for opportunities across various sectors and credit ratings. The Fund’s portfolio managers also rotated out of inflation-linked bond funds and into core bond funds as moderate economic growth shifted market focus from inflation to disinflation. In alternatives, the Fund’s portfolio managers continued to diversify exposure to alternative investments and initiated a position in a global macro fund that seeks multi-asset class opportunities across global markets.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120%	10.3%
2.	JPMorgan Mid Cap Value Fund, Institutional Class Shares	4.2
3.	JPMorgan Growth Advantage Fund, Select Class Shares	4.1
4.	JPMorgan U.S. Equity Fund, Institutional Class Shares	4.1
5.	JPMorgan Equity Income Fund, Select Class Shares	3.7
6.	JPMorgan High Yield Fund, Ultra Class Shares	3.7
7.	JPMorgan Core Bond Fund, Ultra Class Shares	3.5
8.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	3.0
9.	S&P 500 ETF Trust	2.8
10.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2.8

PORTFOLIO COMPOSITION BY ASSET CLASS***

U.S. Equity	43.0%
International Equity	20.9
Fixed Income	18.0
Money Market	10.3
Alternative Assets	7.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2010. The Fund’s composition is subject to change.

ˆ	The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   7

JPMorgan Access Growth Fund

FUND COMMENTARY
FOR THE PERIOD SEPTEMBER 30, 2009 (FUND INCEPTION DATE) THROUGH JUNE 30, 2010 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		(3.27)%
With Sales Charge*		(7.64)
CLASS C SHARES	1/4/10
Without CDSC		(3.52)
With CDSC**		(4.52)
INSTITUTIONAL CLASS SHARES	9/30/09	(2.99)
SELECT CLASS SHARES	9/30/09	(3.09)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE  (9/30/09 to 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 17.7%
	Consumer Discretionary — 1.9%
	Automobiles — 0.1%
22,960	Bayerische Motoren Werke AG, (Germany)	1,115,318
14,500	Suzuki Motor Corp., (Japan)	284,569
5,313	Winnebago Industries, Inc. (a)	52,811
		1,452,698
	Distributors — 0.0% (g)
46,000	Li & Fung Ltd., (Hong Kong)	205,803
	Diversified Consumer Services — 0.2%
23,730	Apollo Group, Inc., Class A (a)	1,007,812
2,550	Grand Canyon Education, Inc. (a)	59,747
2,750	Strayer Education, Inc.	571,698
		1,639,257
	Hotels, Restaurants & Leisure — 0.1%
4,315	BJ’s Restaurants, Inc. (a)	101,834
2,300	Carnival Corp.	69,552
6,789	Domino’s Pizza, Inc. (a)	76,716
20,920	International Game Technology	328,444
5,955	Texas Roadhouse, Inc. (a)	75,152
		651,698
	Household Durables — 0.0% (g)
1,420	Harman International Industries, Inc. (a)	42,444
2,119	MDC Holdings, Inc.	57,107
1,500	Stanley Black & Decker, Inc.	75,780
		175,331
	Internet & Catalog Retail — 0.0% (g)
1,730	Blue Nile, Inc. (a)	81,448
	Leisure Equipment & Products — 0.1%
5,900	Hasbro, Inc.	242,490
7,000	Pool Corp.	153,440
6,500	Sankyo Co., Ltd., (Japan)	293,810
		689,740
	Media — 0.9%
5,900	Comcast Corp., Class A	102,483
5,970	Discovery Communications, Inc., Class A (a)	213,189
13,600	Discovery Communications, Inc., Class C (a)	420,648
14,200	DreamWorks Animation SKG, Inc., Class A (a)	405,410
10,729	E.W. Scripps Co., Class A (a)	79,716
44,700	Grupo Televisa S.A., (Mexico), ADR	778,227
40,600	McGraw-Hill Cos., Inc. (The)	1,142,484
2,268	Morningstar, Inc. (a)	96,435
8,400	National CineMedia, Inc.	139,944
79,790	Reed Elsevier plc, (United Kingdom)	591,627
2,900	Scripps Networks Interactive, Inc., Class A	116,986
5,800	SES S.A. FDR, (Luxembourg)	120,620
78,450	Societe Television Francaise 1, (France)	1,022,119
1,100	Time Warner Cable, Inc.	57,288
65,370	Time Warner, Inc.	1,889,846
37,210	Virgin Media, Inc.	621,035
24,580	Walt Disney Co. (The)	774,270
590	Washington Post Co. (The), Class B	242,183
		8,814,510
	Multiline Retail — 0.1%
5,040	Kohl’s Corp. (a)	239,400
111,060	Marks & Spencer Group plc, (United Kingdom)	547,127
5,040	Nordstrom, Inc.	162,238
7,400	Target Corp.	363,858
		1,312,623
	Specialty Retail — 0.3%
2,619	Aaron’s, Inc.	44,706
2,900	Best Buy Co., Inc.	98,194
6,800	Dick’s Sporting Goods, Inc. (a)	169,252
3,664	DSW, Inc., Class A (a)	82,293
10,398	Hennes & Mauritz AB, (Sweden), Class B	285,762
1,528	Inditex S.A., (Spain)	87,129
31,950	Lowe’s Cos., Inc.	652,419
2,898	Lumber Liquidators Holdings, Inc. (a)	67,610
46,525	Staples, Inc.	886,302
4,300	Tiffany & Co.	163,013
10,300	Urban Outfitters, Inc. (a)	354,217
		2,890,897
	Textiles, Apparel & Luxury Goods — 0.1%
11,840	Adidas AG, (Germany)	573,232
6,328	Billabong International Ltd., (Australia)	45,955
2,295	Cie Financiere Richemont S.A., (Switzerland), Class A	80,124
1,600	Coach, Inc.	58,480
8,182	Liz Claiborne, Inc. (a)	34,528
603	LVMH Moet Hennessy Louis Vuitton S.A., (France)	65,632
		857,951
	Total Consumer Discretionary	18,771,956

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   9

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Staples — 2.4%
	Beverages — 0.5%
34,260	Coca-Cola Amatil Ltd., (Australia)	343,039
5,030	Coca-Cola Co. (The)	252,104
13,000	Diageo plc, (United Kingdom)	204,203
42,690	Diageo plc, (United Kingdom), ADR	2,678,370
25,110	Heineken N.V., (Netherlands)	1,064,344
7,000	PepsiCo, Inc.	426,650
4,435	Pernod-Ricard S.A., (France)	344,002
		5,312,712
	Food & Staples Retailing — 0.8%
32,750	Carrefour S.A., (France)	1,299,111
13,200	Jeronimo Martins SGPS S.A., (Portugal)	120,941
12,100	Kroger Co. (The)	238,249
1,500	Metro AG, (Germany)	76,532
56,995	Safeway, Inc.	1,120,522
61,475	Sysco Corp.	1,756,341
277,070	Tesco plc, (United Kingdom)	1,563,067
2,531	United Natural Foods, Inc. (a)	75,626
40,350	Wal-Mart Stores, Inc.	1,939,624
2,300	Whole Foods Market, Inc. (a)	82,846
		8,272,859
	Food Products — 0.8%
12,930	Danone, (France)	693,180
4,400	Dean Foods Co. (a)	44,308
11,640	General Mills, Inc.	413,453
4,690	H.J. Heinz Co.	202,702
3,370	Kellogg Co.	169,511
7,400	Kraft Foods, Inc., Class A	207,200
34,248	Nestle S.A., (Switzerland)	1,651,399
57,960	Nestle S.A., (Switzerland), ADR	2,795,989
2,136	TreeHouse Foods, Inc. (a)	97,530
37,245	Unilever NV, (Netherlands)	1,017,533
42,820	Unilever plc, (United Kingdom), ADR	1,144,579
		8,437,384
	Household Products — 0.2%
3,100	Church & Dwight Co., Inc.	194,401
24,550	Kimberly-Clark Corp.	1,488,467
4,900	Procter & Gamble Co. (The)	293,902
4,400	Reckitt Benckiser Group plc, (United Kingdom)	204,663
		2,181,433
	Personal Products — 0.1%
6,300	Herbalife Ltd., (Cayman Islands)	290,115
4,100	L’Oreal S.A., (France)	401,431
		691,546
	Tobacco — 0.0% (g)
8,918	Imperial Tobacco Group plc, (United Kingdom)	249,175
4,600	Philip Morris International, Inc.	210,864
		460,039
	Total Consumer Staples	25,355,973
	Energy — 1.4%
	Energy Equipment & Services — 0.3%
5,700	Cameron International Corp. (a)	185,364
40,970	Cie Generale de Geophysique-Veritas, (France) (a)	728,852
2,600	Halliburton Co.	63,830
38,125	Schlumberger Ltd.	2,109,837
37,750	Weatherford International Ltd., (Switzerland) (a)	496,035
		3,583,918
	Oil, Gas & Consumable Fuels — 1.1%
32,400	BG Group plc, (United Kingdom)	481,880
2,927	Bill Barrett Corp. (a)	90,064
31,070	Cameco Corp., (Canada)	660,999
2,900	Canadian Natural Resources Ltd., (Canada)	96,244
10,800	Cenovus Energy, Inc., (Canada)	277,977
2,900	Chevron Corp.	196,794
22,000	China Shenhua Energy Co., Ltd., (China), Class H	79,370
14,500	Denbury Resources, Inc. (a)	212,280
22,270	Energy Transfer Equity LP	751,613
25,760	Enterprise Products Partners LP	911,131
9,730	Hess Corp.	489,808
19,915	Magellan Midstream Partners LP	931,026
3,800	Marathon Oil Corp.	118,142
8,525	Occidental Petroleum Corp.	657,704
8,900	Pengrowth Energy Trust, (Canada)	81,346
11,667	Precision Drilling Corp., (Canada) (a)	77,469
4,500	Range Resources Corp.	180,675
2,200	Reliance Industries Ltd., (India), GDR (e)	103,248
15,700	Royal Dutch Shell plc, (Netherlands), Class A, ADR	788,454
71,990	Talisman Energy, Inc., (Canada)	1,088,759
5,000	Ultra Petroleum Corp. (a)	221,250

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
171,910	Uranium One, Inc., (Canada) (a)	418,249
2,600	Whiting Petroleum Corp. (a)	203,892
35,915	Williams Cos., Inc. (The)	656,526
		9,774,900
	Total Energy	13,358,818
	Financials — 1.7%
	Capital Markets — 0.4%
92,820	Bank of New York Mellon Corp. (The)	2,291,726
32,100	Charles Schwab Corp. (The)	455,178
11,600	Invesco Ltd.	195,228
5,320	Northern Trust Corp.	248,444
3,736	Raymond James Financial, Inc.	92,242
12,000	SEI Investments Co.	244,320
12,100	TD AMERITRADE Holding Corp. (a)	185,130
		3,712,268
	Commercial Banks — 0.3%
324,000	Bank of China Ltd., (China), Class H	163,459
44,200	Bank of East Asia Ltd., (Hong Kong)	159,456
3,057	Bank of the Ozarks, Inc.	108,432
4,883	BNP Paribas, (France)	262,709
52,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	118,428
21,000	DBS Group Holdings Ltd., (Singapore)	203,803
6,165	East West Bancorp, Inc.	94,016
5,913	Glacier Bancorp, Inc.	86,744
600	HDFC Bank Ltd., (India), ADR	85,782
113,241	HSBC Holdings plc, (United Kingdom)	1,034,536
5,900	ICICI Bank Ltd., (India), ADR	213,226
7,000	Standard Chartered plc, (United Kingdom)	170,453
15,181	Westpac Banking Corp., (Australia)	267,587
		2,968,631
	Consumer Finance — 0.1%
37,505	American Express Co.	1,488,949
	Diversified Financial Services — 0.1%
14,620	Deutsche Boerse AG, (Germany)	888,216
	Insurance — 0.8%
7,000	Aflac, Inc.	298,690
8,790	Allianz SE, (Germany)	869,976
6,700	Allstate Corp. (The)	192,491
6,600	AON Corp.	244,992
2,800	Arch Capital Group Ltd., (Bermuda) (a)	208,600
11,300	Assured Guaranty Ltd., (Bermuda)	149,951
27,700	Berkshire Hathaway, Inc., Class B (a)	2,207,413
44,000	China Life Insurance Co., Ltd., (China), Class H	192,422
1,005	Muenchener Rueckversicherungs AG, (Germany)	126,191
41,450	Progressive Corp. (The)	775,944
8,300	RenaissanceRe Holdings Ltd., (Bermuda)	467,041
40,015	Symetra Financial Corp.	480,180
4,500	Torchmark Corp.	222,795
18,740	Transatlantic Holdings, Inc.	898,770
20,260	Willis Group Holdings plc, (United Kingdom)	608,813
		7,944,269
	Real Estate Investment Trusts (REITs) — 0.0% (g)
6,022	BioMed Realty Trust, Inc.	96,894
3,805	Colonial Properties Trust	55,287
4,634	LaSalle Hotel Properties	95,321
8,548	Redwood Trust, Inc.	125,142
3,501	Washington Real Estate Investment Trust	96,593
		469,237
	Real Estate Management & Development — 0.0% (g)
17,000	Sun Hung Kai Properties Ltd., (Hong Kong)	232,492
7,500	Swire Pacific Ltd., (Hong Kong), Class A	85,134
		317,626
	Total Financials	17,789,196
	Health Care — 2.9%
	Biotechnology — 0.2%
4,200	Celgene Corp. (a)	213,444
4,200	Cephalon, Inc. (a)	238,350
28,578	CSL Ltd., (Australia)	780,277
7,550	Genzyme Corp. (a)	383,314
32,710	Grifols S.A., (Spain)	334,345
1,101	United Therapeutics Corp. (a)	53,740
		2,003,470
	Health Care Equipment & Supplies — 1.2%
1,560	Analogic Corp.	70,996
6,570	Baxter International, Inc.	267,005
6,260	Becton, Dickinson & Co.	423,301
32,390	Boston Scientific Corp. (a)	187,862
33,200	CareFusion Corp. (a)	753,640
3,500	Cie Generale d’Optique Essilor International S.A., (France)	207,987

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   11

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
9,510	Cochlear Ltd., (Australia)	592,366
50,260	Covidien plc, (Ireland)	2,019,446
47,425	DENTSPLY International, Inc.	1,418,481
28,760	Gen-Probe, Inc. (a)	1,306,279
10,880	Inverness Medical Innovations, Inc. (a)	290,061
32,610	Medtronic, Inc.	1,182,765
24,570	Nobel Biocare Holding AG, (Switzerland)	422,956
2,130	NuVasive, Inc. (a)	75,530
4,000	ResMed, Inc. (a)	243,240
1,457	Sonova Holding AG, (Switzerland)	178,800
2,580	Straumann Holding AG, (Switzerland)	557,986
1,089	Synthes, Inc.	125,214
14,185	Teleflex, Inc.	769,962
		11,093,877
	Health Care Providers & Services — 0.6%
666	Amedisys, Inc. (a)	29,284
40,800	AmerisourceBergen Corp.	1,295,400
7,500	BML, Inc., (Japan)	169,596
13,200	DaVita, Inc. (a)	824,208
7,400	Express Scripts, Inc. (a)	347,948
11,189	Health Management Associates, Inc., Class A (a)	86,939
43,740	Healthsouth Corp. (a)	818,375
10,035	Laboratory Corp. of America Holdings (a)	756,137
6,900	Lincare Holdings, Inc. (a)	224,319
4,090	Quest Diagnostics, Inc.	203,559
168,220	Sonic Healthcare Ltd., (Australia)	1,463,824
7,400	UnitedHealth Group, Inc.	210,160
		6,429,749
	Health Care Technology — 0.1%
8,110	Cerner Corp. (a)	615,468
1,579	Quality Systems, Inc.	91,566
		707,034
	Life Sciences Tools & Services — 0.2%
23,820	Lonza Group AG, (Switzerland)	1,585,921
1,100	Mettler-Toledo International, Inc., (Switzerland) (a)	122,793
7,670	PerkinElmer, Inc.	158,539
7,130	Thermo Fisher Scientific, Inc. (a)	349,727
		2,216,980
	Pharmaceuticals — 0.6%
6,900	Allergan, Inc.	401,994
1,600	Bayer AG, (Germany)	89,410
18,195	Bayer AG, (Germany), ADR	1,015,281
15,315	Biovail Corp., (Canada)	294,661
17,375	Johnson & Johnson	1,026,168
10,000	Merck & Co., Inc.	349,700
2,900	Novo Nordisk A/S, (Denmark), Class B	234,299
3,016	Roche Holding AG, (Switzerland)	415,127
10,300	Santen Pharmaceutical Co., Ltd., (Japan)	371,124
29,400	Shire plc, (Ireland)	603,119
4,700	Shire plc, (Ireland), ADR	288,486
22,590	Valeant Pharmaceuticals International (a)	1,181,231
		6,270,600
	Total Health Care	28,721,710
	Industrials — 2.6%
	Aerospace & Defense — 0.3%
29,038	BAE Systems plc, (United Kingdom)	135,149
6,060	Boeing Co. (The)	380,265
24,870	DigitalGlobe, Inc. (a)	654,081
32,770	Empresa Brasileira de Aeronautica S.A., (Brazil), ADR	686,531
10,115	Goodrich Corp.	670,119
8,150	Honeywell International, Inc.	318,095
4,600	ITT Corp.	206,632
4,900	Rockwell Collins, Inc.	260,337
1,500	United Technologies Corp.	97,365
		3,408,574
	Air Freight & Logistics — 0.4%
4,900	C.H. Robinson Worldwide, Inc.	272,734
6,670	FedEx Corp.	467,634
3,782	Forward Air Corp.	103,060
66,548	TNT N.V., (Netherlands)	1,676,152
36,070	United Parcel Service, Inc., Class B	2,052,021
		4,571,601
	Airlines — 0.1%
42,900	Ryanair Holdings plc, (Ireland), ADR (a)	1,162,161
29,250	Southwest Airlines Co.	324,968
		1,487,129
	Building Products — 0.0% (g)
10,100	Masco Corp.	108,676
	Commercial Services & Supplies — 0.5%
20,630	Avery Dennison Corp.	662,842
57,550	Cintas Corp.	1,379,473
24,320	Copart, Inc. (a)	870,899
17,400	Iron Mountain, Inc.	390,804
35,290	Republic Services, Inc.	1,049,172

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Services & Supplies — Continued
2,200	Stericycle, Inc. (a)	144,276
8,590	Waste Management, Inc.	268,781
		4,766,247
	Construction & Engineering — 0.1%
8,122	Bouygues S.A., (France)	313,522
3,464	EMCOR Group, Inc. (a)	80,261
13,000	JGC Corp., (Japan)	197,265
6,100	URS Corp. (a)	240,035
1,500	Vinci S.A., (France)	62,282
		893,365
	Electrical Equipment — 0.2%
65,200	ABB Ltd., (Switzerland), ADR (a)	1,126,656
5,200	AMETEK, Inc.	208,780
4,400	Emerson Electric Co.	192,236
34,290	Gamesa Corp. Tecnologica S.A., (Spain) (a)	294,449
4,480	Nexans S.A., (France)	261,048
		2,083,169
	Industrial Conglomerates — 0.5%
27,900	3M Co.	2,203,821
7,500	General Electric Co.	108,150
13,040	Siemens AG, (Germany)	1,166,294
46,275	Tyco International Ltd., (Switzerland)	1,630,268
		5,108,533
	Machinery — 0.2%
3,394	Colfax Corp. (a)	35,332
3,000	Danaher Corp.	111,360
1,603	ESCO Technologies, Inc.	41,277
2,900	Fanuc Ltd., (Japan)	327,475
8,300	Illinois Tool Works, Inc.	342,624
7,000	Kurita Water Industries Ltd., (Japan)	191,282
7,640	Pall Corp.	262,587
3,300	Parker Hannifin Corp.	183,018
5,800	Sandvik AB, (Sweden)	70,748
2,500	SMC Corp., (Japan)	334,429
3,300	SPX Corp.	174,273
3,835	Terex Corp. (a)	71,868
6,284	Volvo AB, (Sweden), Class B (a)	69,494
2,093	Wabtec Corp.	83,490
		2,299,257
	Professional Services — 0.1%
14,410	Adecco S.A., (Switzerland)	687,455
3,208	Advisory Board Co. (The) (a)	137,816
3,573	Corporate Executive Board Co. (The)	93,863
3,100	IHS, Inc., Class A (a)	181,102
3,430	Manpower, Inc.	148,107
6,940	Randstad Holding N.V., (Netherlands) (a)	272,709
		1,521,052
	Road & Rail — 0.1%
7,830	Canadian National Railway Co., (Canada)	449,285
4,900	Kansas City Southern (a)	178,115
5,400	Norfolk Southern Corp.	286,470
1,700	Union Pacific Corp.	118,167
		1,032,037
	Trading Companies & Distributors — 0.1%
12,125	W.W. Grainger, Inc.	1,205,831
	Total Industrials	28,485,471
	Information Technology — 3.2%
	Communications Equipment — 0.2%
3,247	Acme Packet, Inc. (a)	87,279
52,930	Cisco Systems, Inc. (a)	1,127,939
17,630	Juniper Networks, Inc. (a)	402,317
3,462	NETGEAR, Inc. (a)	61,762
16,460	QUALCOMM, Inc.	540,546
6,191	Seachange International, Inc. (a)	50,952
		2,270,795
	Computers & Peripherals — 0.1%
10,536	3PAR, Inc. (a)	98,090
1,600	Apple, Inc. (a)	402,448
28,690	EMC Corp. (a)	525,027
3,500	Hewlett-Packard Co.	151,480
3,800	NetApp, Inc. (a)	141,778
8,046	Netezza Corp. (a)	110,069
2,800	Teradata Corp. (a)	85,344
		1,514,236
	Electronic Equipment, Instruments & Components — 0.4%
32,555	Agilent Technologies, Inc. (a)	925,539
4,500	Amphenol Corp., Class A	176,760
3,000	Dolby Laboratories, Inc., Class A (a)	188,070
3,800	FLIR Systems, Inc. (a)	110,542
2,100	Keyence Corp., (Japan)	485,609
5,100	Murata Manufacturing Co., Ltd., (Japan)	243,209
2,600	National Instruments Corp.	82,628
63,400	Tyco Electronics Ltd., (Switzerland)	1,609,092
		3,821,449

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   13

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — 0.2%
7,400	eBay, Inc. (a)	145,114
2,820	Google, Inc., Class A (a)	1,254,759
37,615	VeriSign, Inc. (a)	998,678
		2,398,551
	IT Services — 1.1%
60,830	Accenture plc, (Ireland), Class A	2,351,080
5,200	Alliance Data Systems Corp. (a)	309,504
99,400	Amdocs Ltd., (United Kingdom) (a)	2,668,889
50,610	Automatic Data Processing, Inc.	2,037,559
4,400	Genpact Ltd., (Bermuda) (a)	68,332
6,600	Global Payments, Inc.	241,164
4,500	International Business Machines Corp.	555,660
720	MasterCard, Inc., Class A	143,662
12,400	NeuStar, Inc., Class A (a)	255,688
13,070	Paychex, Inc.	339,428
23,375	Redecard S.A., (Brazil)	330,358
5,799	RightNow Technologies, Inc. (a)	90,986
4,700	Visa, Inc., Class A	332,525
37,680	Western Union Co. (The)	561,809
		10,286,644
	Office Electronics — 0.0% (g)
3,000	Canon, Inc., (Japan)	111,808
	Semiconductors & Semiconductor Equipment — 0.5%
48,800	Advantest Corp., (Japan)	1,019,810
7,500	Altera Corp.	186,075
10,800	Analog Devices, Inc.	300,888
15,252	ASML Holding N.V., (Netherlands)	419,284
11,500	Broadcom Corp., Class A	379,155
1,800	First Solar, Inc. (a)	204,894
4,300	KLA-Tencor Corp.	119,884
4,000	Lam Research Corp. (a)	152,240
6,900	Linear Technology Corp.	191,889
7,300	Maxim Integrated Products, Inc.	122,129
7,500	Microchip Technology, Inc.	208,050
840	Samsung Electronics Co. Ltd., (South Korea), GDR (e)	180,447
25,900	Sumco Corp., (Japan) (a)	429,269
10,500	Tokyo Electron Ltd., (Japan)	565,605
21,800	Trina Solar Ltd., (China), ADR (a)	376,704
51,810	Yingli Green Energy Holding Co. Ltd., (China), ADR (a)	527,426
		5,383,749
	Software — 0.7%
5,500	Adobe Systems, Inc. (a)	145,365
19,120	Autodesk, Inc. (a)	465,763
2,232	Blackboard, Inc. (a)	83,321
35,395	CA, Inc.	651,268
128,340	Compuware Corp. (a)	1,024,154
1,296	FactSet Research Systems, Inc.	86,819
20,280	Microsoft Corp.	466,643
117,000	Misys plc, (United Kingdom) (a)	405,149
12,100	Nintendo Co. Ltd., (Japan), ADR	450,991
5,300	Red Hat, Inc. (a)	153,382
4,700	SAP AG, (Germany)	208,996
19,840	SAP AG, (Germany), ADR	878,912
10,570	Shanda Interactive Entertainment Ltd., (China), ADR (a)	419,312
29,600	Square Enix Holdings Co., Ltd., (Japan)	545,228
10,100	Trend Micro, Inc., (Japan)	272,949
8,001	VASCO Data Security International, Inc. (a)	49,366
45,920	Websense, Inc. (a)	867,888
		7,175,506
	Total Information Technology	32,962,738
	Materials — 0.9%
	Chemicals — 0.5%
2,840	Air Liquide S.A., (France)	286,802
3,600	Air Products & Chemicals, Inc.	233,316
13,300	Ecolab, Inc.	597,303
11,550	FMC Corp.	663,317
13,690	Johnson Matthey plc, (United Kingdom)	304,150
735	Linde AG, (Germany)	77,285
37,695	Monsanto Co.	1,742,263
15,755	Nalco Holding Co.	322,347
2,100	Potash Corp of Saskatchewan, Inc., (Canada)	180,874
4,090	Sherwin-Williams Co. (The)	282,987
		4,690,644
	Construction Materials — 0.1%
12,700	CRH plc, (Ireland)	261,660
1,663	Holcim Ltd., (Switzerland)	111,324
1,840	Martin Marietta Materials, Inc.	156,050
2,695	Texas Industries, Inc.	79,610
4,400	Vulcan Materials Co.	192,852
		801,496

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Containers & Packaging — 0.1%
44,750	Crown Holdings, Inc. (a)	1,120,540
8,100	Owens-Illinois, Inc. (a)	214,245
		1,334,785
	Metals & Mining — 0.2%
10,300	Allegheny Technologies, Inc.	455,157
2,300	Anglo American plc, (United Kingdom) (a)	80,144
4,900	Barrick Gold Corp., (Canada)	222,411
7,968	BHP Billiton Ltd., (Australia)	247,881
8,992	Newcrest Mining Ltd., (Australia)	262,355
3,800	Nucor Corp.	145,464
8,800	Rio Tinto plc, (United Kingdom)	386,447
1,803	Royal Gold, Inc.	86,544
		1,886,403
	Paper & Forest Products — 0.0% (g)
7,520	Norbord, Inc., (Canada) (a)	80,389
	Total Materials	8,793,717
	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.1%
5,947	Cbeyond, Inc. (a)	74,338
25,000	Koninklijke KPN N.V., (Netherlands)	318,662
264	Swisscom AG, (Switzerland)	89,501
50,400	Telstra Corp., Ltd., (Australia)	137,378
4,400	Verizon Communications, Inc.	123,288
		743,167
	Wireless Telecommunication Services — 0.3%
4,200	America Movil S.A.B. de C.V., (Mexico), Series L, , ADR	199,500
20,230	American Tower Corp., Class A (a)	900,234
11,470	Crown Castle International Corp. (a)	427,372
12,500	SBA Communications Corp., Class A (a)	425,125
54,550	SK Telecom Co. Ltd., (South Korea), ADR	803,522
24,400	Softbank Corp., (Japan)	647,168
		3,402,921
	Total Telecommunication Services	4,146,088
	Utilities — 0.3%
	Electric Utilities — 0.0% (g)
5,100	Edison International	161,772
	Gas Utilities — 0.2%
113,000	Hong Kong & China Gas Co., Ltd., (Hong Kong)	279,421
27,385	Questar Corp.	1,245,744
8,820	Questar Corp. (a) (w)	142,443
		1,667,608
	Multi-Utilities — 0.0% (g)
2,700	GDF Suez, (France)	76,817
28,400	National Grid plc, (United Kingdom)	207,347
8,230	Veolia Environnement, (France)	193,347
		477,511
	Water Utilities — 0.1%
47,360	American Water Works Co., Inc.	975,616
	Total Utilities	3,282,507
	Total Common Stocks (Cost $196,271,562)	181,668,174
Preferred Stocks — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Household Products — 0.0% (g)
7,830	Henkel AG & Co. KGaA, (Germany)	382,345
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
3,800	Petroleo Brasileiro S.A., (Brazil), ADR	113,240
	Total Preferred Stocks (Cost $517,052)	495,585
Investment Companies — 73.9%
	Alternative Assets — 7.2%
814,727	Arbitrage Fund (The), Class I	10,420,364
1,042,703	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	14,493,575
1,183,766	JPMorgan Realty Income Fund, Institutional Class Shares (b)	9,257,046
1,581,026	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a) (b)	24,379,425
1,108,289	JPMorgan U.S. Real Estate Fund, Select Class Shares (b)	14,396,671
	Total Alternative Assets	72,947,081
	Fixed Income — 31.1%
1,677,519	Eaton Vance Floating - Rate Fund, Class I	14,476,993
2,568,253	Eaton Vance Global Macro Absolute Return Fund, Class I	26,684,151
2,206,203	Harbor High-Yield Bond Fund, Institutional Class Shares	23,165,128
240,000	iShares iBoxx High Yield Corporate Bond Fund	20,376,000
201,000	iShares iBoxx Investment Grade Corporate Bond Fund	21,800,460
4,335,731	JPMorgan Core Bond Fund, Ultra Shares (b)	49,730,832

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   15

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — Continued
	Fixed Income — Continued
6,433,270	JPMorgan High Yield Fund, Ultra Shares (b)	49,471,844
1,591,902	JPMorgan Short Duration Bond Fund, Ultra Shares (b)	17,447,242
4,116,991	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	47,633,590
4,541,573	JPMorgan Total Return Fund, Select Class Shares (b)	48,413,170
	Total Fixed Income	319,199,410
	International Equity — 4.1%
556,736	Dodge & Cox International Stock Fund	15,805,730
1,109,725	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	21,883,777
324,556	T Rowe Price International Funds — New Asia Fund	5,228,598
	Total International Equity	42,918,105
	Money Market — 11.4%
115,915,456	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l)	115,915,456
	U.S. Equity — 20.1%
971,843	American Century Equity Income Fund, Institutional Class Shares	6,074,016
300,000	Energy Select Sector SPDR Fund	14,904,000
5,297,981	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	36,185,209
1,755,096	JPMorgan Mid Cap Value Fund, Institutional Class Shares (b)	33,732,945
292,036	JPMorgan Small Cap Value Fund, Ultra Shares (b)	4,424,353
4,277,031	JPMorgan U.S. Equity Fund, Institutional Class Shares (b)	35,542,131
1,872,698	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	31,498,778
1,256,949	JPMorgan Value Opportunities Fund, Institutional Class Shares (b)	15,171,374
139,000	SPDR S&P 500 ETF Trust	14,347,580
326,000	Vanguard Dividend Appreciation ETF	14,353,780
	Total U.S. Equity	206,234,166
	Total Investment Companies (Cost $767,004,383)	757,214,218

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — 0.0% (g)
	Industrials — 0.0% (g)
	Professional Services — 0.0% (g)
320,000	School Specialty, Inc., SUB, 3.750%, 08/01/23	318,400
	Trading Companies & Distributors — 0.0% (g)
255,000	United Rentals North America, Inc., 1.875%, 10/15/23	252,450
	Total Industrials	570,850
	Information Technology — 0.0% (g)
	Electric Equipment, Instruments & Components — 0.0% (g)
120,000	L-1 Identity Solutions, Inc., 3.750%, 05/15/27	112,350
	Total Convertible Bonds (Cost $687,705)	683,200
Corporate Bonds — 0.2%
	Financials — 0.1%
	Consumer Finance — 0.1%
600,000	SLM Corp., 4.500%, 07/26/10	600,375
	Health Care — 0.1%
	Health Care Providers & Services — 0.1%
600,000	HCA, Inc., 8.750%, 09/01/10	603,750
	Total Corporate Bonds (Cost $1,205,867)	1,204,125
Structured Notes — 7.0%
	U.S. Equity — 4.0%
17,500,000	Barclays Bank plc, Medium Term Notes, Series A, Linked to the CBOE S&P 500 PutWrite Index, due 08/12/10 (a)	16,460,500
	Credit Suisse AG, Capped Reverse Prepaid Put Warrants, Linked to the S&P 500 Index,
60,500	due 12/22/10 (a)	4,636,115
54,000	due 01/26/11 (a)	4,045,140
10,500,000	Credit Suisse AG, Return Enhanced Notes, Linked to the S&P 500 Index, maximum return of 15.525%, due 10/27/10 (a)	8,995,350
16,000	HSBC USA, Inc., Capped Participation Notes, Linked to the S&P 500 Index, due 01/26/11 (a)	2,892,160
35,900	HSBC USA, Inc., Participation Notes, Linked to the S&P 500 Index, due 08/25/10 (a)	26,566
5,000,000	HSBC USA, Inc., Return Enhanced Notes, Linked to the Russell 2000 Index, maximum return of 13.360%, due 08/11/10 (a)	4,562,500
		41,618,331

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Structured Notes — Continued
	International Equity — 3.0%
9,000,000	Credit Suisse AG, Index Knock-Out Notes, Linked to the Dow Jones EURO STOXX 50 Index, due 05/18/11	8,541,000
12,800,000	HSBC USA, Inc., Knock-Out Buffer Notes, Linked to the iShares MSCI EAFE Index Fund, due 02/25/11	11,925,760
10,000,000	HSBC USA, Inc., Knock-Out Buffer Notes, Linked to the iShares MSCI Emerging Markets Equity Index Fund, maximum cap of 26.000%, due 12/10/10	10,104,000
		30,570,760
	Total Structured Notes (Cost $78,880,482)	72,189,091
	Total Investments — 98.8% (Cost $1,044,567,051)	1,013,454,393
	Other Assets in Excess of Liabilities — 1.2%	12,166,142
	NET ASSETS — 100.0%	$1,025,620,535

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	90.3%
United Kingdom	3.0
Switzerland	1.7
Others (each less than 1.0%)	5.0

*	Percentages indicated are based upon total investments as of June 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   17

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 20.5%
	Consumer Discretionary — 2.3%
	Automobiles — 0.2%
14,610	Bayerische Motoren Werke AG, (Germany)	709,704
8,700	Suzuki Motor Corp., (Japan)	170,741
4,250	Winnebago Industries, Inc. (a)	42,245
		922,690
	Distributors — 0.0% (g)
28,000	Li & Fung Ltd., (Hong Kong)	125,271
	Diversified Consumer Services — 0.2%
14,475	Apollo Group, Inc., Class A (a)	614,753
2,040	Grand Canyon Education, Inc. (a)	47,797
1,700	Strayer Education, Inc.	353,413
		1,015,963
	Hotels, Restaurants & Leisure — 0.1%
3,451	BJ’s Restaurants, Inc. (a)	81,444
1,400	Carnival Corp.	42,336
5,431	Domino’s Pizza, Inc. (a)	61,370
21,770	International Game Technology	341,789
4,764	Texas Roadhouse, Inc. (a)	60,122
		587,061
	Household Durables — 0.0% (g)
1,136	Harman International Industries, Inc. (a)	33,955
1,695	MDC Holdings, Inc.	45,680
900	Stanley Black & Decker, Inc.	45,468
		125,103
	Internet & Catalog Retail — 0.0% (g)
1,384	Blue Nile, Inc. (a)	65,159
	Leisure Equipment & Products — 0.1%
4,100	Hasbro, Inc.	168,510
4,700	Pool Corp.	103,024
3,800	Sankyo Co., Ltd., (Japan)	171,766
		443,300
	Media — 1.1%
3,500	Comcast Corp., Class A	60,795
9,340	Discovery Communications, Inc., Class A (a)	333,531
9,200	Discovery Communications, Inc., Class C (a)	284,556
8,500	DreamWorks Animation SKG, Inc., Class A (a)	242,675
8,583	E.W. Scripps Co., Class A (a)	63,772
28,040	Grupo Televisa S.A., (Mexico), ADR	488,176
23,100	McGraw-Hill Cos., Inc. (The)	650,034
13,770	Mediaset S.p.A., (Italy)	78,305
1,815	Morningstar, Inc. (a)	77,174
5,700	National CineMedia, Inc.	94,962
50,930	Reed Elsevier plc, (United Kingdom)	377,636
1,800	Scripps Networks Interactive, Inc., Class A	72,612
3,500	SES S.A. FDR, (Luxembourg)	72,788
51,280	Societe Television Francaise 1, (France)	668,123
700	Time Warner Cable, Inc.	36,456
46,880	Time Warner, Inc.	1,355,300
27,420	Virgin Media, Inc.	457,640
25,610	Walt Disney Co. (The)	806,715
820	Washington Post Co. (The), Class B	336,594
		6,557,844
	Multiline Retail — 0.2%
7,160	Kohl’s Corp. (a)	340,100
71,380	Marks & Spencer Group plc, (United Kingdom)	351,648
3,480	Nordstrom, Inc.	112,021
4,400	Target Corp.	216,348
		1,020,117
	Specialty Retail — 0.3%
2,095	Aaron’s, Inc.	35,762
1,700	Best Buy Co., Inc.	57,562
9,490	Dick’s Sporting Goods, Inc. (a)	236,206
2,931	DSW, Inc., Class A (a)	65,830
6,199	Hennes & Mauritz AB, (Sweden), Class B	170,363
915	Inditex S.A., (Spain)	52,175
25,040	Lowe’s Cos., Inc.	511,316
2,319	Lumber Liquidators Holdings, Inc. (a)	54,102
26,650	Staples, Inc.	507,683
2,800	Tiffany & Co.	106,148
6,200	Urban Outfitters, Inc. (a)	213,218
		2,010,365
	Textiles, Apparel & Luxury Goods — 0.1%
7,370	Adidas AG, (Germany)	356,818
3,797	Billabong International Ltd., (Australia)	27,574
1,377	Cie Financiere Richemont S.A., (Switzerland), Class A	48,074
1,000	Coach, Inc.	36,550
6,546	Liz Claiborne, Inc. (a)	27,624
362	LVMH Moet Hennessy Louis Vuitton S.A., (France)	39,401
		536,041
	Total Consumer Discretionary	13,408,914

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Staples — 2.7%
	Beverages — 0.6%
20,555	Coca-Cola Amatil Ltd., (Australia)	205,814
7,260	Coca-Cola Co. (The)	363,871
7,800	Diageo plc, (United Kingdom)	122,522
24,705	Diageo plc, (United Kingdom), ADR	1,549,991
15,090	Heineken N.V., (Netherlands)	639,624
4,200	PepsiCo, Inc.	255,990
2,651	Pernod-Ricard S.A., (France)	205,625
		3,343,437
	Food & Staples Retailing — 0.9%
20,320	Carrefour S.A., (France)	806,044
7,900	Jeronimo Martins SGPS S.A., (Portugal)	72,381
17,160	Kroger Co. (The)	337,880
900	Metro AG, (Germany)	45,919
43,065	Safeway, Inc.	846,658
34,950	Sysco Corp.	998,522
171,590	Tesco plc, (United Kingdom)	968,010
2,025	United Natural Foods, Inc. (a)	60,507
23,000	Wal-Mart Stores, Inc.	1,105,611
1,600	Whole Foods Market, Inc. (a)	57,632
		5,299,164
	Food Products — 0.9%
8,280	Danone, (France)	443,892
2,515	Dean Foods Co. (a)	25,326
10,880	General Mills, Inc.	386,458
6,660	H.J. Heinz Co.	287,845
4,800	Kellogg Co.	241,440
4,600	Kraft Foods, Inc., Class A	128,800
20,532	Nestle S.A., (Switzerland)	990,029
33,460	Nestle S.A., (Switzerland), ADR	1,614,111
1,709	TreeHouse Foods, Inc. (a)	78,033
22,265	Unilever NV, (Netherlands)	608,280
27,340	Unilever plc, (United Kingdom), ADR	730,798
		5,535,012
	Household Products — 0.2%
2,100	Church & Dwight Co., Inc.	131,691
13,925	Kimberly-Clark Corp.	844,273
3,000	Procter & Gamble Co. (The)	179,940
2,600	Reckitt Benckiser Group plc, (United Kingdom)	120,937
		1,276,841
	Personal Products — 0.1%
4,200	Herbalife Ltd., (Cayman Islands)	193,410
2,500	L’Oreal S.A., (France)	244,775
		438,185
	Tobacco — 0.0% (g)
5,351	Imperial Tobacco Group plc, (United Kingdom)	149,511
2,700	Philip Morris International, Inc.	123,768
		273,279
	Total Consumer Staples	16,165,918
	Energy — 1.5%
	Energy Equipment & Services — 0.4%
3,900	Cameron International Corp. (a)	126,828
28,220	Cie Generale de Geophysique-Veritas, (France) (a)	502,031
1,600	Halliburton Co.	39,280
23,065	Schlumberger Ltd.	1,276,417
44,960	Weatherford International Ltd., (Switzerland) (a)	590,774
		2,535,330
	Oil, Gas & Consumable Fuels — 1.1%
19,400	BG Group plc, (United Kingdom)	288,533
2,341	Bill Barrett Corp. (a)	72,033
18,810	Cameco Corp., (Canada)	400,173
1,700	Canadian Natural Resources Ltd., (Canada)	56,419
6,300	Cenovus Energy, Inc., (Canada)	162,153
1,700	Chevron Corp.	115,362
13,000	China Shenhua Energy Co., Ltd., (China), Class H	46,900
9,800	Denbury Resources, Inc. (a)	143,472
13,300	Energy Transfer Equity LP	448,875
15,385	Enterprise Products Partners LP	544,167
13,780	Hess Corp.	693,686
11,905	Magellan Midstream Partners LP	556,559
2,300	Marathon Oil Corp.	71,507
5,095	Occidental Petroleum Corp.	393,079
5,300	Pengrowth Energy Trust, (Canada)	48,442
9,333	Precision Drilling Corp., (Canada) (a)	61,971
3,100	Range Resources Corp.	124,465
1,300	Reliance Industries Ltd., (India), GDR (e)	61,010
9,200	Royal Dutch Shell plc, (Netherlands), Class A, ADR	462,024
46,180	Talisman Energy, Inc., (Canada)	698,416
3,400	Ultra Petroleum Corp. (a)	150,450
114,170	Uranium One, Inc., (Canada) (a)	277,770
1,700	Whiting Petroleum Corp. (a)	133,314
21,465	Williams Cos., Inc. (The)	392,380
		6,403,160
	Total Energy	8,938,490

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   19

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Financials — 2.1%
	Capital Markets — 0.5%
69,410	Bank of New York Mellon Corp. (The)	1,713,733
19,500	Charles Schwab Corp. (The)	276,510
7,900	Invesco Ltd.	132,957
7,540	Northern Trust Corp.	352,118
2,989	Raymond James Financial, Inc.	73,798
8,100	SEI Investments Co.	164,916
8,200	TD AMERITRADE Holding Corp. (a)	125,460
		2,839,492
	Commercial Banks — 0.3%
194,000	Bank of China Ltd., (China), Class H	97,874
26,600	Bank of East Asia Ltd., (Hong Kong)	95,962
2,445	Bank of the Ozarks, Inc.	86,724
2,903	BNP Paribas, (France)	156,184
31,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	70,601
13,000	DBS Group Holdings Ltd., (Singapore)	126,164
4,932	East West Bancorp, Inc.	75,213
4,731	Glacier Bancorp, Inc.	69,404
400	HDFC Bank Ltd., (India), ADR	57,188
69,947	HSBC Holdings plc, (United Kingdom)	639,014
3,500	ICICI Bank Ltd., (India), ADR	126,490
4,200	Standard Chartered plc, (United Kingdom)	102,272
9,109	Westpac Banking Corp., (Australia)	160,559
		1,863,649
	Consumer Finance — 0.2%
28,810	American Express Co.	1,143,757
	Diversified Financial Services — 0.1%
9,350	Deutsche Boerse AG, (Germany)	568,045
	Insurance — 0.9%
4,700	Aflac, Inc.	200,549
5,690	Allianz SE, (Germany)	563,159
4,000	Allstate Corp. (The)	114,920
4,300	AON Corp.	159,616
1,900	Arch Capital Group Ltd., (Bermuda) (a)	141,550
7,600	Assured Guaranty Ltd., (Bermuda)	100,852
15,825	Berkshire Hathaway, Inc., Class B (a)	1,261,094
26,000	China Life Insurance Co., Ltd., (China), Class H	113,704
598	Muenchener Rueckversicherungs AG, (Germany)	75,087
44,610	Progressive Corp. (The)	835,099
5,600	RenaissanceRe Holdings Ltd., (Bermuda)	315,112
23,920	Symetra Financial Corp.	287,040
3,000	Torchmark Corp.	148,530
11,200	Transatlantic Holdings, Inc.	537,152
12,220	Willis Group Holdings plc, (United Kingdom)	367,211
		5,220,675
	Real Estate Investment Trusts (REITs) — 0.1%
4,818	BioMed Realty Trust, Inc.	77,522
3,044	Colonial Properties Trust	44,229
3,690	LaSalle Hotel Properties	75,903
6,838	Redwood Trust, Inc.	100,108
2,801	Washington Real Estate Investment Trust	77,280
		375,042
	Real Estate Management & Development — 0.0% (g)
10,000	Sun Hung Kai Properties Ltd., (Hong Kong)	136,759
4,500	Swire Pacific Ltd., (Hong Kong), Class A	51,081
		187,840
	Total Financials	12,198,500
	Health Care — 3.2%
	Biotechnology — 0.3%
2,500	Celgene Corp. (a)	127,050
2,900	Cephalon, Inc. (a)	164,575
17,709	CSL Ltd., (Australia)	483,517
10,770	Genzyme Corp. (a)	546,792
19,480	Grifols S.A., (Spain)	199,115
881	United Therapeutics Corp. (a)	43,002
		1,564,051
	Health Care Equipment & Supplies — 1.2%
1,248	Analogic Corp.	56,796
9,170	Baxter International, Inc.	372,669
8,750	Becton, Dickinson & Co.	591,675
45,710	Boston Scientific Corp. (a)	265,118
18,825	CareFusion Corp. (a)	427,328
2,100	Cie Generale d’Optique Essilor International S.A., (France)	124,792
5,930	Cochlear Ltd., (Australia)	369,372
29,465	Covidien plc, (Ireland)	1,183,905
27,075	DENTSPLY International, Inc.	809,813
24,955	Gen-Probe, Inc. (a)	1,133,457
15,180	Inverness Medical Innovations, Inc. (a)	404,699
19,665	Medtronic, Inc.	713,250
15,150	Nobel Biocare Holding AG, (Switzerland)	260,797
1,704	NuVasive, Inc. (a)	60,424
2,700	ResMed, Inc. (a)	164,187

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
874	Sonova Holding AG, (Switzerland)	107,255
1,650	Straumann Holding AG, (Switzerland)	356,851
653	Synthes, Inc.	75,082
8,823	Teleflex, Inc.	478,912
		7,956,382
	Health Care Providers & Services — 0.7%
532	Amedisys, Inc. (a)	23,392
23,175	AmerisourceBergen Corp.	735,806
5,300	BML, Inc., (Japan)	119,848
8,900	DaVita, Inc. (a)	555,716
5,000	Express Scripts, Inc. (a)	235,100
8,951	Health Management Associates, Inc., Class A (a)	69,549
26,130	Healthsouth Corp. (a)	488,892
6,185	Laboratory Corp. of America Holdings (a)	466,040
4,700	Lincare Holdings, Inc. (a)	152,797
5,710	Quest Diagnostics, Inc.	284,187
105,000	Sonic Healthcare Ltd., (Australia)	913,693
4,400	UnitedHealth Group, Inc.	124,960
		4,169,980
	Health Care Technology — 0.1%
7,290	Cerner Corp. (a)	553,238
1,263	Quality Systems, Inc.	73,241
		626,479
	Life Sciences Tools & Services — 0.3%
14,480	Lonza Group AG, (Switzerland)	964,070
800	Mettler-Toledo International, Inc., (Switzerland) (a)	89,304
10,570	PerkinElmer, Inc.	218,482
10,120	Thermo Fisher Scientific, Inc. (a)	496,386
		1,768,242
	Pharmaceuticals — 0.6%
4,100	Allergan, Inc.	238,866
1,000	Bayer AG, (Germany)	55,881
10,875	Bayer AG, (Germany), ADR	606,825
9,145	Biovail Corp., (Canada)	175,950
10,385	Johnson & Johnson	613,338
6,100	Merck & Co., Inc.	213,317
1,800	Novo Nordisk A/S, (Denmark), Class B	145,427
1,810	Roche Holding AG, (Switzerland)	249,132
8,700	Santen Pharmaceutical Co., Ltd., (Japan)	313,474
17,600	Shire plc, (Ireland)	361,051
3,200	Shire plc, (Ireland), ADR	196,416
13,505	Valeant Pharmaceuticals International (a)	706,175
		3,875,852
	Total Health Care	19,960,986
	Industrials — 3.1%
	Aerospace & Defense — 0.4%
17,423	BAE Systems plc, (United Kingdom)	81,090
5,930	Boeing Co. (The)	372,108
14,860	DigitalGlobe, Inc. (a)	390,818
20,960	Empresa Brasileira de Aeronautica S.A., (Brazil), ADR	439,112
6,045	Goodrich Corp.	400,481
4,870	Honeywell International, Inc.	190,076
3,100	ITT Corp.	139,252
3,300	Rockwell Collins, Inc.	175,329
900	United Technologies Corp.	58,419
		2,246,685
	Air Freight & Logistics — 0.5%
3,300	C.H. Robinson Worldwide, Inc.	183,678
7,070	FedEx Corp.	495,678
3,025	Forward Air Corp.	82,431
41,549	TNT N.V., (Netherlands)	1,046,499
26,105	United Parcel Service, Inc., Class B	1,485,113
		3,293,399
	Airlines — 0.2%
29,650	Ryanair Holdings plc, (Ireland), ADR (a)	803,218
40,850	Southwest Airlines Co.	453,844
		1,257,062
	Building Products — 0.0% (g)
6,800	Masco Corp.	73,168
	Commercial Services & Supplies — 0.5%
12,330	Avery Dennison Corp.	396,163
32,700	Cintas Corp.	783,820
14,945	Copart, Inc. (a)	535,180
10,300	Iron Mountain, Inc.	231,338
21,095	Republic Services, Inc.	627,154
1,500	Stericycle, Inc. (a)	98,370
12,200	Waste Management, Inc.	381,738
		3,053,763
	Construction & Engineering — 0.1%
4,873	Bouygues S.A., (France)	188,105
2,771	EMCOR Group, Inc. (a)	64,204
8,000	JGC Corp., (Japan)	121,394

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   21

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction & Engineering — Continued
4,100	URS Corp. (a)	161,335
900	Vinci S.A., (France)	37,369
		572,407
	Electrical Equipment — 0.2%
39,080	ABB Ltd., (Switzerland), ADR (a)	675,302
3,500	AMETEK, Inc.	140,525
2,600	Emerson Electric Co.	113,594
21,910	Gamesa Corp. Tecnologica S.A., (Spain) (a)	188,142
4,480	Nexans S.A., (France)	261,048
		1,378,611
	Industrial Conglomerates — 0.5%
15,875	3M Co.	1,253,967
4,600	General Electric Co.	66,332
8,210	Siemens AG, (Germany)	734,300
26,275	Tyco International Ltd., (Switzerland)	925,668
		2,980,267
	Machinery — 0.3%
2,715	Colfax Corp. (a)	28,263
1,800	Danaher Corp.	66,816
1,282	ESCO Technologies, Inc.	33,012
1,700	Fanuc Ltd., (Japan)	191,968
5,000	Illinois Tool Works, Inc.	206,399
4,100	Kurita Water Industries Ltd., (Japan)	112,037
10,850	Pall Corp.	372,914
2,200	Parker Hannifin Corp.	122,012
3,400	Sandvik AB, (Sweden)	41,473
1,500	SMC Corp., (Japan)	200,658
2,300	SPX Corp.	121,463
3,068	Terex Corp. (a)	57,494
3,770	Volvo AB, (Sweden), Class B (a)	41,692
1,675	Wabtec Corp.	66,816
		1,663,017
	Professional Services — 0.2%
9,220	Adecco S.A., (Switzerland)	439,857
2,566	Advisory Board Co. (The) (a)	110,235
2,859	Corporate Executive Board Co. (The)	75,106
2,100	IHS, Inc., Class A (a)	122,682
5,210	Manpower, Inc.	224,968
		972,848
	Road & Rail — 0.1%
4,920	Canadian National Railway Co., (Canada)	282,310
3,300	Kansas City Southern (a)	119,955
3,400	Norfolk Southern Corp.	180,370
1,000	Union Pacific Corp.	69,510
		652,145
	Trading Companies & Distributors — 0.1%
6,875	W.W. Grainger, Inc.	683,719
	Total Industrials	18,827,091
	Information Technology — 3.9%
	Communications Equipment — 0.4%
2,598	Acme Packet, Inc. (a)	69,834
54,210	Cisco Systems, Inc. (a)	1,155,216
15,910	Juniper Networks, Inc. (a)	363,066
2,770	NETGEAR, Inc. (a)	49,417
16,300	QUALCOMM, Inc.	535,292
4,953	Seachange International, Inc. (a)	40,763
		2,213,588
	Computers & Peripherals — 0.2%
8,429	3PAR, Inc. (a)	78,474
1,000	Apple, Inc. (a)	251,530
40,650	EMC Corp. (a)	743,895
2,100	Hewlett-Packard Co.	90,888
2,600	NetApp, Inc. (a)	97,006
6,437	Netezza Corp. (a)	88,058
1,900	Teradata Corp. (a)	57,912
		1,407,763
	Electronic Equipment, Instruments & Components — 0.4%
19,460	Agilent Technologies, Inc. (a)	553,248
3,000	Amphenol Corp., Class A	117,840
2,000	Dolby Laboratories, Inc., Class A (a)	125,380
2,600	FLIR Systems, Inc. (a)	75,634
1,300	Keyence Corp., (Japan)	300,615
3,100	Murata Manufacturing Co., Ltd., (Japan)	147,833
1,600	National Instruments Corp.	50,848
36,200	Tyco Electronics Ltd., (Switzerland)	918,756
		2,290,154
	Internet Software & Services — 0.3%
4,400	eBay, Inc. (a)	86,284
3,140	Google, Inc., Class A (a)	1,397,143
22,485	VeriSign, Inc. (a)	596,977
		2,080,404
	IT Services — 1.2%
35,120	Accenture plc, (Ireland), Class A	1,357,388
3,500	Alliance Data Systems Corp. (a)	208,320
62,930	Amdocs Ltd., (United Kingdom) (a)	1,689,671

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
35,565	Automatic Data Processing, Inc.	1,431,847
2,600	Genpact Ltd., (Bermuda) (a)	40,378
4,500	Global Payments, Inc.	164,430
2,700	International Business Machines Corp.	333,396
390	MasterCard, Inc., Class A	77,817
8,400	NeuStar, Inc., Class A (a)	173,208
18,240	Paychex, Inc.	473,693
13,975	Redecard S.A., (Brazil)	197,508
4,639	RightNow Technologies, Inc. (a)	72,786
2,800	Visa, Inc., Class A	198,100
45,230	Western Union Co. (The)	674,379
		7,092,921
	Office Electronics — 0.0% (g)
1,800	Canon, Inc., (Japan)	67,085
	Semiconductors & Semiconductor Equipment — 0.6%
32,300	Advantest Corp., (Japan)	674,997
5,100	Altera Corp.	126,531
7,300	Analog Devices, Inc.	203,378
9,752	ASML Holding N.V., (Netherlands)	268,075
7,500	Broadcom Corp., Class A	247,275
1,100	First Solar, Inc. (a)	125,213
2,900	KLA-Tencor Corp.	80,852
2,700	Lam Research Corp. (a)	102,762
4,700	Linear Technology Corp.	130,707
4,300	Maxim Integrated Products, Inc.	71,939
4,600	Microchip Technology, Inc.	127,604
500	Samsung Electronics Co. Ltd., (South Korea), GDR (e)	107,409
16,600	Sumco Corp., (Japan) (a)	275,130
9,000	Tokyo Electron Ltd., (Japan)	484,805
13,940	Trina Solar Ltd., (China), ADR (a)	240,883
33,130	Yingli Green Energy Holding Co. Ltd., (China), ADR (a)	337,263
		3,604,823
	Software — 0.8%
3,500	Adobe Systems, Inc. (a)	92,505
27,160	Autodesk, Inc. (a)	661,617
1,785	Blackboard, Inc. (a)	66,634
21,155	CA, Inc.	389,252
76,710	Compuware Corp. (a)	612,145
1,037	FactSet Research Systems, Inc.	69,469
20,620	Microsoft Corp.	474,466
100,000	Misys plc, (United Kingdom) (a)	346,282
7,300	Nintendo Co. Ltd., (Japan), ADR	272,086
3,600	Red Hat, Inc. (a)	104,184
2,800	SAP AG, (Germany)	124,508
12,310	SAP AG, (Germany), ADR	545,333
6,950	Shanda Interactive Entertainment Ltd., (China), ADR (a)	275,707
19,000	Square Enix Holdings Co., Ltd., (Japan)	349,977
6,100	Trend Micro, Inc., (Japan)	164,851
6,401	VASCO Data Security International, Inc. (a)	39,494
28,300	Websense, Inc. (a)	534,870
		5,123,380
	Total Information Technology	23,880,118
	Materials — 0.9%
	Chemicals — 0.5%
1,704	Air Liquide S.A., (France)	172,081
2,200	Air Products & Chemicals, Inc.	142,582
8,600	Ecolab, Inc.	386,226
6,900	FMC Corp.	396,267
8,710	Johnson Matthey plc, (United Kingdom)	193,510
441	Linde AG, (Germany)	46,371
27,895	Monsanto Co.	1,289,307
9,415	Nalco Holding Co.	192,631
1,300	Potash Corp of Saskatchewan, Inc., (Canada)	111,969
5,800	Sherwin-Williams Co. (The)	401,302
		3,332,246
	Construction Materials — 0.1%
7,600	CRH plc, (Ireland)	156,584
998	Holcim Ltd., (Switzerland)	66,808
2,570	Martin Marietta Materials, Inc.	217,961
2,156	Texas Industries, Inc.	63,688
2,700	Vulcan Materials Co.	118,341
		623,382
	Containers & Packaging — 0.1%
26,750	Crown Holdings, Inc. (a)	669,820
5,500	Owens-Illinois, Inc. (a)	145,475
		815,295
	Metals & Mining — 0.2%
6,200	Allegheny Technologies, Inc.	273,979
1,400	Anglo American plc, (United Kingdom) (a)	48,783
2,900	Barrick Gold Corp., (Canada)	131,631
4,781	BHP Billiton Ltd., (Australia)	148,735
5,395	Newcrest Mining Ltd., (Australia)	157,407
2,300	Nucor Corp.	88,044

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   23

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Metals & Mining — Continued
5,300	Rio Tinto plc, (United Kingdom)	232,746
1,442	Royal Gold, Inc.	69,216
		1,150,541
	Paper & Forest Products — 0.0% (g)
6,370	Norbord, Inc., (Canada) (a)	68,095
	Total Materials	5,989,559
	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.1%
4,757	Cbeyond, Inc. (a)	59,463
15,000	Koninklijke KPN N.V., (Netherlands)	191,197
158	Swisscom AG, (Switzerland)	53,565
30,250	Telstra Corp., Ltd., (Australia)	82,454
2,600	Verizon Communications, Inc.	72,852
		459,531
	Wireless Telecommunication Services — 0.4%
2,500	America Movil S.A.B. de C.V., (Mexico), Series L, , ADR	118,750
16,940	American Tower Corp., Class A (a)	753,829
16,300	Crown Castle International Corp. (a)	607,338
8,400	SBA Communications Corp., Class A (a)	285,684
34,190	SK Telecom Co. Ltd., (South Korea), ADR	503,619
14,600	Softbank Corp., (Japan)	387,240
		2,656,460
	Total Telecommunication Services	3,115,991
	Utilities — 0.3%
	Electric Utilities — 0.0% (g)
3,100	Edison International	98,332
	Gas Utilities — 0.2%
68,000	Hong Kong & China Gas Co., Ltd., (Hong Kong)	168,147
16,365	Questar Corp.	744,444
5,270	Questar Corp. (a) (w)	85,111
		997,702
	Multi-Utilities — 0.0% (g)
1,600	GDF Suez, (France)	45,521
17,100	National Grid plc, (United Kingdom)	124,846
4,921	Veolia Environnement, (France)	115,609
		285,976
	Water Utilities — 0.1%
28,520	American Water Works Co., Inc.	587,512
	Total Utilities	1,969,522
	Total Common Stocks (Cost $135,074,984)	124,455,089
Preferred Stocks — 0.1%
	Consumer Staples — 0.1%
	Household Products — 0.1%
6,330	Henkel AG & Co. KGaA, (Germany)	309,099
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
2,200	Petroleo Brasileiro S.A., (Brazil), ADR	65,560
	Total Preferred Stocks (Cost $392,555)	374,659
Investment Companies — 71.1%
	Alternative Assets — 7.7%
476,684	Arbitrage Fund (The), Class I	6,096,793
773,890	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	10,757,066
687,711	JPMorgan Realty Income Fund, Institutional Class Shares (b)	5,377,903
861,990	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a) (b)	13,291,887
854,010	JPMorgan U.S. Real Estate Fund, Select Class Shares (b)	11,093,585
	Total Alternative Assets	46,617,234
	Fixed Income — 17.5%
938,099	Eaton Vance Floating - Rate Fund, Class I	8,095,797
1,433,361	Eaton Vance Global Macro Absolute Return Fund, Class I	14,892,616
1,311,614	Harbor High-Yield Bond Fund, Institutional Class Shares	13,771,948
44,000	iShares iBoxx Investment Grade Corporate Bond Fund	4,772,240
1,797,685	JPMorgan Core Bond Fund, Ultra Shares (b)	20,619,442
2,872,215	JPMorgan High Yield Fund, Ultra Shares (b)	22,087,333
1,260,463	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	14,583,558
682,831	JPMorgan Total Return Fund, Select Class Shares (b)	7,278,980
	Total Fixed Income	106,101,914
	International Equity — 8.7%
416,958	Dodge & Cox International Stock Fund	11,837,439
241,259	JPMorgan Asia Equity Fund, Institutional Class Shares (a) (b)	7,080,952
837,724	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	16,519,908
1,072,523	JPMorgan International Value Fund, Institutional Class Shares (b)	11,583,252

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — Continued
	International Equity — Continued
341,990	T Rowe Price International Funds - New Asia Fund (b)	5,509,462
	Total International Equity	52,531,013
	Money Market — 10.3%
61,840,554	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l)	61,840,554
	U.S. Equity — 26.9%
110,000	Energy Select Sector SPDR Fund	5,464,800
110,994	iShares S&P 500 Index Fund	11,483,439
3,010,304	JPMorgan Equity Income Fund, Select Class Shares (b)	22,125,735
3,570,901	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	24,389,252
1,319,332	JPMorgan Mid Cap Value Fund, Institutional Class Shares (b)	25,357,557
169,230	JPMorgan Small Cap Value Fund, Ultra Shares (b)	2,563,835
2,918,044	JPMorgan U.S. Equity Fund, Institutional Class Shares (b)	24,248,949
1,074,773	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	18,077,674
1,065,828	JPMorgan Value Opportunities Fund, Institutional Class Shares (b)	12,864,545
161,000	SPDR S&P 500 ETF Trust	16,618,420
	Total U.S. Equity	163,194,206
	Total Investment Companies (Cost $440,989,301)	430,284,921

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — 0.0% (g)
	Industrials — 0.0% (g)
	Professional Services — 0.0% (g)
180,000	School Specialty, Inc., SUB, 3.750%, 08/01/23	179,100
	Trading Companies & Distributors — 0.0% (g)
145,000	United Rentals North America, Inc., 1.875%, 10/15/23	143,550
	Total Industrials	322,650
	Information Technology — 0.0% (g)
	Electronic Equipment, Instruments & Components — 0.0% (g)
75,000	L-1 Identity Solutions, Inc., 3.750%, 05/15/27	70,219
	Total Convertible Bonds (Cost $395,548)	392,869

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 0.2%
	Financials — 0.1%
	Consumer Finance — 0.1%
400,000	SLM Corp., 4.500%, 07/26/10	400,250
	Health Care — 0.1%
	Health Care Providers & Services — 0.1%
400,000	HCA, Inc., 8.750%, 09/01/10	402,500
	Total Corporate Bonds (Cost $803,912)	802,750
Structured Notes — 6.7%
	U.S. Equity — 2.8%
49,500	Credit Suisse AG, Capped Reverse Prepaid Put Warrants, Linked to the S&P 500 Index, due 12/22/10 (a)	3,793,185
9,000,000	Credit Suisse AG, Return Enhanced Notes, Linked to the S&P 500 Index, maximum return of 15.525%, due 10/27/10 (a)	7,710,300
28,500	HSBC USA, Inc., Participation Notes, Linked to the S&P 500 Index, due 08/25/10 (a)	21,090
6,000,000	HSBC USA, Inc., Return Enhanced Notes, Linked to the Russell 2000 Index, maximum return of 13.360%, due 08/11/10 (a)	5,475,000
		16,999,575
	International Equity — 3.9%
9,000,000	Credit Suisse AG, Index Knock-Out Notes, Linked to the Dow Jones EURO STOXX 50 Index, due 05/18/11	8,541,000
6,700,000	HSBC USA, Inc., Knock-Out Buffer Notes, Linked to the iShares MSCI EAFE Index Fund, due 02/25/11	6,242,390
9,000,000	HSBC USA, Inc., Knock-Out Buffer Notes, Linked to the iShares MSCI Emerging Markets Equity Index Fund, maximum cap of 26.000%, due 12/10/10	9,093,600
		23,876,990
	Total Structured Notes (Cost $44,740,391)	40,876,565
	Total Investments — 98.6% (Cost $622,396,691)	597,186,853
	Other Assets in Excess of Liabilities — 1.4%	8,705,077
	NET ASSETS — 100.0%	$605,891,930

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	91.9%
United Kingdom	1.4
Switzerland	1.4
Others (each less than 1.0%)	5.3

*	Percentages indicated are based upon total investments as of June 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   25

JPMorgan Access Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

ADR—	American Depositary Receipt

CBOE—	Chicago Board of Exchange

EAFE—	Europe, Australasia, and Far East

ETF—	Exchange Traded Fund

FDR—	Fiduciary Depositary Receipt

GDR—	Global Depositary Receipt

MSCI—	Morgan Stanley Capital International

SPDR—	Standard & Poor’s Depository Receipts

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2010.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(l)—	The rate shown is the current yield as of June 30, 2010

(w)—	When-issued security is the result from a pending corporate action on Questar Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$443,876,975	$265,444,886
Investments in affiliates, at value	569,577,418	331,741,967
Total investment securities, at value	1,013,454,393	597,186,853
Cash	384,356	228,480
Foreign currency, at value	22,718	16,557
Receivables:
Investment securities sold	14,228,143	9,046,432
Fund shares sold	1,751,028	1,122,059
Interest and dividends	1,546,836	848,093
Tax reclaims	28,588	19,971
Due from Affiliate (See Note 3)	538	—
Total Assets	1,031,416,600	608,468,445

LIABILITIES:
Payables:
Dividends	2,774,928	716,174
Investment securities purchased	1,627,013	1,121,720
Fund shares redeemed	377,451	63,442
Accrued liabilities:
Investment advisory fees	580,847	343,932
Administration fees	77,335	45,679
Shareholder servicing fees	172,409	100,850
Distribution fees	10,114	13,187
Custodian and accounting fees	31,211	20,282
Trustees’ and Chief Compliance Officer’s fees	2,883	1,671
Other	141,874	149,578
Total Liabilities	5,796,065	2,576,515
Net Assets	$1,025,620,535	$605,891,930

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   27

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid in capital	$1,077,636,792	$642,988,852
Accumulated undistributed (distributions in excess of) net investment income	78,805	46,506
Accumulated net realized gains (losses)	(20,984,407)	(11,934,831)
Net unrealized appreciation (depreciation)	(31,110,655)	(25,208,597)
Total Net Assets	$1,025,620,535	$605,891,930

Net Assets:
Class A	$6,976,790	$8,538,523
Class C	13,836,601	19,365,449
Institutional Class	32,107,551	9,568,910
Select Class	972,699,593	568,419,048
Total	$1,025,620,535	$605,891,930

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	481,472	591,839
Class C	955,704	1,343,445
Institutional Class	2,213,568	662,559
Select Class	67,069,935	39,359,723

Net asset value :
Class A — Redemption price per share	$14.49	$14.43
Class C — Offering price per share (a)	14.48	14.41
Institutional Class — Offering and redemption price per share	14.50	14.44
Select Class — Offering and redemption price per share	14.50	14.44
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.17	$15.11

Cost of investments in non-affiliates	$470,666,764	$283,840,820
Cost of investments in affiliates	573,900,287	338,555,871
Cost of foreign currency	22,585	16,455

(a)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2010 (a)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,236	$3,830
Dividend income from non-affiliates	5,439,735	2,560,211
Dividend income from affiliates	8,924,032	4,267,742
Foreign taxes withheld	(51,709)	(34,772)
Total investment income	14,319,294	6,797,011

EXPENSES:
Investment advisory fees	6,490,983	3,487,538
Administration fees	607,603	325,972
Distribution fees:
Class A	5,105	5,388
Class C	31,754	37,917
Shareholder servicing fees:
Class A	5,105	5,388
Class C	10,585	12,639
Institutional Class	12,844	5,256
Select Class	1,574,939	840,716
Custodian and accounting fees	47,839	30,058
Professional fees	161,414	146,273
Trustees’ and Chief Compliance Officer’s fees	6,776	3,627
Printing and mailing costs	63,166	61,376
Registration and filing fees	101,435	103,431
Transfer agent fees	13,340	16,602
Other	4,382	13,097
Total expenses	9,137,270	5,095,278
Less amounts waived	(2,536,484)	(1,454,377)
Less earnings credits	(209)	(115)
Less expense reimbursements	(17,763)	(17,763)
Net expenses	6,582,814	3,623,023
Net investment income (loss)	7,736,480	3,173,988

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(8,666,323)	(7,184,335)
Investments in affiliates	(12,369,045)	(4,774,374)
Payment by affiliate (See Note 3)	538	—
Foreign currency transactions	(152,996)	(94,423)
Net realized gain (loss)	(21,187,826)	(12,053,132)
Distributions of realized gains by investment company affiliates	276,668	136,341
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(26,789,789)	(18,395,934)
Investments in affiliates	(4,322,869)	(6,813,904)
Foreign currency translations	2,003	1,241
Change in net unrealized appreciation (depreciation)	(31,110,655)	(25,208,597)
Net realized/unrealized gains (losses)	(52,021,813)	(37,125,388)
Change in net assets resulting from operations	$(44,285,333)	$(33,951,400)

(a)	Commencement of operations was September 30, 2009 for Class A, Institutional Class and Select Class. Commencement of operations for Class C was January 4, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (a)

	Access Balanced Fund	Access Growth Fund
	Period Ended 6/30/2010	Period Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,736,480	$3,173,988
Net realized gain (loss)	(21,187,826)	(12,053,132)
Distributions of realized gains by investment company affiliates	276,668	136,341
Change in net unrealized appreciation (depreciation)	(31,110,655)	(25,208,597)
Change in net assets resulting from operations	(44,285,333)	(33,951,400)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,973)	(9,758)
Class C
From net investment income	(18,503)	(4,230)
Institutional Class
From net investment income	(157,516)	(76,429)
Select Class
From net investment income	(7,534,964)	(3,055,136)
Total distributions to shareholders	(7,730,956)	(3,145,553)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,077,636,824	642,988,883

NET ASSETS:
Change in net assets	1,025,620,535	605,891,930
Beginning of period	—	—
End of period	$1,025,620,535	$605,891,930
Accumulated undistributed net investment income	$78,805	$46,506

(a)	Commencement of operations was September 30, 2009 for Class A, Institutional Class and Select Class. Commencement of operations for Class C was January 4, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (a)

	Access Balanced Fund	Access Growth Fund
	Period Ended 6/30/2010	Period Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,736,332	$9,502,767
Dividends and distributions reinvested	19,973	9,735
Cost of shares redeemed	(378,422)	(255,898)
Redemption fees	49	53
Change in net assets from Class A capital transactions	$7,377,932	$9,256,657
Class C
Proceeds from shares issued	$15,927,299	$22,511,256
Dividends and distributions reinvested	18,503	4,230
Cost of shares redeemed	(1,319,363)	(1,675,017)
Redemption fees	101	115
Change in net assets from Class C capital transactions	$14,626,540	$20,840,584
Institutional Class
Proceeds from shares issued	$40,137,241	$10,262,120
Dividends and distributions reinvested	488	392
Cost of shares redeemed	(6,280,582)	—
Redemption fees	238	62
Change in net assets from Institutional Class capital transactions	$33,857,385	$10,262,574
Select Class
Proceeds from shares issued	$1,092,230,891	$641,095,663
Dividends and distributions reinvested	2,106	7,538
Cost of shares redeemed	(70,465,182)	(38,477,766)
Redemption fees	7,152	3,633
Change in net assets from Select Class capital transactions	$1,021,774,967	$602,629,068

Total change in net assets from capital transactions	$1,077,636,824	$642,988,883

SHARE TRANSACTIONS:
Class A
Issued	503,916	607,906
Reinvested	1,356	655
Redeemed	(23,800)	(16,722)
Change in Class A Shares	481,472	591,839
Class C
Issued	1,041,817	1,448,425
Reinvested	1,254	267
Redeemed	(87,367)	(105,247)
Change in Class C Shares	955,704	1,343,445
Institutional Class
Issued	2,626,390	662,534
Reinvested	32	25
Redeemed	(412,854)	—
Change in Institutional Class Shares	2,213,568	662,559
Select Class
Issued	71,696,068	41,862,889
Reinvested	142	507
Redeemed	(4,626,275)	(2,503,673)
Change in Select Class Shares	67,069,935	39,359,723

(a)	Commencement of operations was September 30, 2009 for Class A, Institutional Class and Select Class. Commencement of operations for Class C was January 4, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees			Net asset value, end of period
Access Balanced Fund
Class A
September 30, 2009 (g) through June 30, 2010	$15.00	$0.11	(h)	$(0.51	)(i)	$(0.40)	$(0.11)	$	— (j)		$14.49

Class C
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(h)	(1.05	)(i)	(1.02)	(0.02)		— (j)		14.48

Institutional Class
September 30, 2009 (g) through June 30, 2010	15.00	0.14	(h)	(0.49	)(i)	(0.35)	(0.15)		— (j)		14.50

Select Class
September 30, 2009 (g) through June 30, 2010	15.00	0.14	(h)	(0.51	)(i)	(0.37)	(0.13)		— (j)		14.50

Access Growth Fund
Class A
September 30, 2009 (g) through June 30, 2010	15.00	0.06	(h)	(0.54)		(0.48)	(0.09)		—	(j)	14.43

Class C
January 4, 2010 (k) through June 30, 2010	15.69	—	(h)(j)	(1.27)		(1.27)	(0.01)		— (j)		14.41

Institutional Class
September 30, 2009 (g) through June 30, 2010	15.00	0.09	(h)	(0.53)		(0.44)	(0.12)		— (j)		14.44

Select Class
September 30, 2009 (g) through June 30, 2010	15.00	0.11	(h)	(0.57)		(0.46)	(0.10)		— (j)		14.44

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).

(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	An affiliate of JPMorgan Chase & Co. will reimburse the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return (See Note 3).

(j)	Amount rounds to less than $0.01.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d) (e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)
(2.69	)%(i)	$6,977	1.28%	0.94%	1.66%	96%

(6.56	)(i)	13,837	1.77	0.44	2.15	96

(2.40	)(i)	32,108	0.88	1.24	1.26	96

(2.51	)(i)	972,699	1.01	1.20	1.41	96

(3.27)		8,539	1.31	0.55	1.69	88

(8.12)		19,365	1.80	0.02	2.18	88

(2.99)		9,569	0.89	0.80	1.30	88

(3.09)		568,419	1.03	0.93	1.45	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Access Balanced Fund and Access Growth Fund commenced operations on September 30, 2009. All share classes, with the exception of Class C Shares, commenced operations on September 30, 2009. Class C Shares commenced operations on January 4, 2010.

Select Class Shares are publicly offered on a limited basis. Effective November 30, 2009, Institutional Class Shares were publicly offered on a limited basis. Effective January 4, 2010, Class A Shares and Class C Shares were publicly offered on a limited basis. Prior to November 30, 2009 and January 4, 2010, Institutional Shares and Class A Shares, respectively, were not publicly offered for investment. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in each Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s current day closing net asset value per share. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

See Note 2.B. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

34   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical securities
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by asset class as presented on the Schedules of Portfolio Investments (amounts in thousands):

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$13,453,129	$5,318,827	$—	$18,771,956
Consumer Staples	14,462,516	10,893,457	—	25,355,973
Energy	12,068,716	1,290,102	—	13,358,818
Financials	13,014,334	4,774,862	—	17,789,196
Health Care	20,589,359	8,132,351	—	28,721,710
Industrials	22,425,718	6,059,753	—	28,485,471
Information Technology	28,503,052	4,459,686	—	32,962,738
Materials	6,775,669	2,018,048	—	8,793,717
Telecommunication Services	2,953,379	1,192,709	—	4,146,088
Utilities	2,525,575	756,932	—	3,282,507
Total Common Stocks	136,771,447	44,896,727	—	181,668,174
Preferred Stocks
Consumer Staples	—	382,345	—	382,345
Energy	113,240	—	—	113,240
Total Preferred Stocks	113,240	382,345	—	495,585
Debt Securities
Convertible Bonds
Industrials	—	570,850	—	570,850
Information Technology	—	112,350	—	112,350
Total Convertible Bonds	—	683,200	—	683,200
Corporate Bonds
Financials	—	600,375	—	600,375
Health Care	—	603,750	—	603,750
Total Corporate Bonds	—	1,204,125	—	1,204,125
Investment Companies	757,214,218	—	—	757,214,218
Structured Notes	—	72,189,091	—	72,189,091
Total Investments in Securities	$894,098,905	$119,355,488	$—	$1,013,454,393

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$9,988,527	$3,420,387	$—	$13,408,914
Consumer Staples	9,600,843	6,565,075	—	16,165,918
Energy	8,101,026	837,464	—	8,938,490
Financials	9,242,035	2,956,465	—	12,198,500
Health Care	14,861,629	5,099,357	—	19,960,986
Industrials	15,141,459	3,685,632	—	18,827,091
Information Technology	20,840,780	3,039,338	—	23,880,118
Materials	4,766,534	1,223,025	—	5,989,559
Telecommunication Services	2,401,535	714,456	—	3,115,991
Utilities	1,515,399	454,123	—	1,969,522
Total Common Stocks	96,459,767	27,995,322	—	124,455,089
Preferred Stocks
Consumer Staples	—	309,099	—	309,099
Energy	65,560	—	—	65,560
Total Preferred Stocks	65,560	309,099	—	374,659
Debt Securities
Convertible Bonds
Industrials	—	322,650	—	322,650
Information Technology	—	70,219	—	70,219
Total Convertible Bonds	—	392,869	—	392,869
Corporate Bonds
Financials	—	400,250	—	400,250
Health Care	—	402,500	—	402,500
Total Corporate Bonds	—	802,750	—	802,750
Investment Companies	430,284,921	—	—	430,284,921
Structured Notes	—	40,876,565	—	40,876,565
Total Investments in Securities	$526,810,248	$70,376,605	$—	$597,186,853

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

B.  Structured Notes — The Funds invest in structured notes, whose values are linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Statement of Operations. The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

36   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

C.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. or their affiliates pursuant to Rule 12(d)(l)G) under the 1940 Act. An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers:

	For the period ended June 30, 2010
Affiliate	Value at September 30, 2009*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income	Shares at June 30, 2010	Value at June 30, 2010
Access Balanced
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$—	$14,600,000	$—	$—	$—	1,042,703	$14,493,575
Highbridge Statistical Market Neutral Fund, Select Class Shares	—	42,215,000	41,049,162	(1,165,838)	—	—	—
JPMorgan Asia Equity Fund, Institutional Class Shares	—	18,707,500	16,928,520	(1,778,980)	—	—	—
JPMorgan Core Bond Fund, Ultra Shares	—	44,200,000	8,700,000	(16,123)	831,727	4,335,731	49,730,832
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	21,907,500	—	—	59,713	1,109,725	21,883,777
JPMorgan Growth Advantage Fund, Select Class Shares	—	38,907,500	—	—	—	5,297,981	36,185,209
JPMorgan High Yield Fund, Ultra Shares	—	57,450,000	20,400,000	(539,315)	3,378,305	6,433,270	49,471,844
JPMorgan International Currency Income Fund, Select Class Shares	—	11,000,000	10,475,669	(524,331)	33,623	—	—
JPMorgan International Equity Index Fund, Select Class Shares	—	20,806,000	20,396,121	(409,879)	361,318	—	—
JPMorgan International Value Fund, Institutional Class Shares	—	51,684,000	42,619,327	(9,064,673)	765,799	—	—
JPMorgan Mid Cap Value Fund, Institutional Class Shares	—	33,207,500	—	—	15,903	1,755,096	33,732,945
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,426,368,240	1,310,452,784	—	67,163	115,915,456	115,915,456
JPMorgan Realty Income Fund, Institutional Class Shares	—	10,500,000	—	—	60,112	1,183,766	9,257,046
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	49,900,000	24,700,000	(422,484)	—	1,581,026	24,379,425
JPMorgan Short Duration Bond Fund, Ultra Shares	—	54,200,000	64,100,000	193,452	876,520	1,591,902	17,447,242
JPMorgan Small Cap Growth Fund, Institutional Class Shares	—	6,700,000	7,624,623	924,623	—	—	—
JPMorgan Small Cap Value Fund, Select Class Shares	—	7,000,000	3,000,000	412,671	48,828	292,036	4,424,353
JPMorgan Strategic Income Opportunities Fund	—	71,260,500	24,276,668	343,298	1,112,107	4,116,991	47,633,590
JPMorgan Tax Aware Real Return Fund, Institutional Class Shares	—	8,407,500	8,310,854	(96,646)	—	—	—
JPMorgan Treasury & Agency Fund, Select Class Shares	—	14,040,000	14,091,848	51,848	26,011	—	—
JPMorgan Total Return Fund, Select Class Shares	—	47,600,000	—	—	521,522	4,541,573	48,413,170
JPMorgan U.S. Equity Fund, Institutional Class Shares	—	37,515,000	—	—	180,469	4,277,031	35,542,131
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	—	33,000,000	—	—	214,330	1,872,698	31,498,778

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	For the period ended June 30, 2010
Affiliate	Value at September 30, 2009*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income	Shares at June 30, 2010	Value at June 30, 2010
Access Balanced (continued)
JPMorgan U.S. Real Estate Fund, Select Class Shares	$—	$13,300,000	$—	$—	$142,219	1,108,289	$14,396,671
JPMorgan Value Opportunities Fund, Institutional Class Shares	—	16,307,500	—	—	228,363	1,256,949	15,171,374
	$—			$(12,092,377)	$8,924,032		$569,577,418
Access Growth
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$—	$11,500,000	$—	$—	$—	773,890	$10,757,066
Highbridge Statistical Market Neutral Fund, Select Class Shares	—	18,415,000	18,017,849	(397,151)	—	—	—
JPMorgan Asia Equity Fund, Institutional Class Shares	—	17,209,000	9,000,000	(1,076,504)	—	241,259	7,080,952
JPMorgan Core Bond Fund, Ultra Shares	—	12,000,000	1,900,000	(7,255)	233,632	1,797,685	20,619,442
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	16,609,000	—	—	52,095	837,724	16,519,908
JPMorgan Equity Income Fund, Select Class Shares	—	22,900,000	—	—	239,938	3,010,304	22,125,735
JPMorgan Growth Advantage Fund, Select Class Shares	—	25,812,000	—	—	—	3,570,901	24,389,252
JPMorgan High Yield Fund, Ultra Shares	—	23,400,000	8,400,000	(63,521)	1,632,501	2,872,215	22,087,333
JPMorgan International Currency Income Fund, Select Class Shares	—	6,400,000	6,109,127	(290,873)	13,332	—	—
JPMorgan International Equity Index Fund, Select Class Shares	—	7,512,000	7,474,427	(37,573)	131,558	—	—
JPMorgan International Value Fund, Institutional Class Shares	—	34,843,500	17,200,000	(4,157,412)	600,809	1,072,523	11,583,252
JPMorgan Mid Cap Value Fund, Institutional Class Shares	—	24,810,500	—	—	16,069	1,319,332	25,357,557
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	785,768,224	723,927,670	—	29,284	61,840,554	61,840,554
JPMorgan Realty Income Fund, Institutional Class Shares	—	6,100,000	—	—	34,922	687,711	5,377,903
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	19,000,000	5,500,000	(1,235)	—	861,990	13,291,887
JPMorgan Short Duration Bond Fund, Ultra Shares	—	22,200,000	22,260,005	60,005	148,500	—	—
JPMorgan Small Cap Growth Fund, Institutional Class Shares	—	4,800,000	5,621,512	821,512	—	—	—
JPMorgan Small Cap Value Fund, Select Class Shares	—	5,000,000	2,700,000	257,066	26,288	169,230	2,563,835
JPMorgan Strategic Income Opportunities Fund	—	28,607,500	14,436,341	295,519	458,931	1,260,463	14,583,558
JPMorgan Tax Aware Real Return Fund, Institutional Class Shares	—	3,306,000	3,265,389	(40,611)	—	—	—
JPMorgan Total Return Fund, Select Class Shares	—	7,100,000	—	—	91,675	682,831	7,278,980

38   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

	For the period ended June 30, 2010
Affiliate	Value at September 30, 2009*	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income	Shares at June 30, 2010	Value at June 30, 2010
Access Growth (continued)
JPMorgan U.S. Equity Fund, Institutional Class Shares	$—	$25,585,000	$—	$—	$153,586	2,918,044	$24,248,949
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	—	19,000,000	—	—	123,008	1,074,773	18,077,674
JPMorgan U.S. Real Estate Fund, Select Class Shares	—	10,200,000	—	—	133,593	854,010	11,093,585
JPMorgan Value Opportunities Fund, Institutional Class Shares	—	14,009,000	—	—	148,021	1,065,828	12,864,545
	$—			$(4,638,033)	$4,267,742		$331,741,967

*	Funds commenced operations on September 30, 2009.

D.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds, other open-end investment companies, and exchange traded funds (collectively, “the Underlying Funds”) and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Access Balanced Fund	$(32)	$73,281	$(73,249)
Access Growth Fund	(31)	18,071	(18,040)

The reclassifications for the Funds relate primarily to distributions from investments in regulated investment companies and foreign currency gains and losses.

J.  Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Each Fund’s assets are allocated to sub-advisors and the Advisor is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.00% based on each Fund’s respective average daily net assets.

J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, is the sub-advisor for the Funds. JPMPI is responsible for the day-to-day investment decisions of each Fund. The allocation of the assets of each Fund is determined by the Advisor, subject to review of the Board of Trustees. At June 30, 2010, 100% of each Fund’s assets were allocated to JPMPI. The Advisor monitors and evaluates JPMPI to help assure that it is managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreement, the Advisor pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the average monthly net assets of each respective Fund, managed by JPMPI.

Capital Guardian Trust Company (“Capital Guardian”), Fiduciary Management, Inc., (“FMI”), Manning and Napier Advisors, Inc., (“Manning & Napier”) Osterweis Capital Management, LLC (“Osterweis”), Tamro Capital Partners LLC (“TAMRO”), and TimesSquare Capital Management LLC (“TimesSquare”) are sub-advisors for the Funds. Each is responsible for the day to day decisions of its portion of the Funds.

At June 30, 2010, the allocation of assets for the Funds was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	81.0%	77.9%
Capital Guardian	3.9	3.9
FMI	3.8	3.7
Manning & Napier	5.9	8.6
Osterweis	3.3	3.4
TAMRO	0.4	0.6
TimesSquare	1.7	1.9

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisors without such agreements being approved by the shareholders of the Funds. As such, the Funds and Advisor may hire, terminate, or replace non-affiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

40   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2010, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2010, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
Access Balanced Fund	$13,989	$7,720
Access Growth Fund	19,953	6,920

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The contractual expense limitation agreements were in effect for the period ended June 30, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010. Waivers associated with these agreements are detailed below as contractual waivers.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The shares of the affiliated Underlying Funds in which the Funds invest a portion of their assets impose a separate investment advisory fee and a shareholder servicing fee. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Advisor and Distributor will waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the Underlying Funds. These waivers are included in the voluntary waivers amounts below.

For the period ended June 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total	Contractual Reimbursements
Access Balanced Fund	$181,510	$24,369	$205,879	$17,763
Access Growth Fund	95,093	10,655	105,748	17,763

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$2,064,989	$265,616	$2,330,605
Access Growth Fund	1,172,985	175,644	1,348,629

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2010, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended June 30, 2010, the Access Balanced Fund and Access Growth Fund incurred $54 and $29, respectively, in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB will make a payment to the Access Balanced Fund in the amount of $538 relating to an operational error.

4. Investment Transactions

During the period ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$1,574,466	$671,378
Access Growth Fund	887,395	340,650

During the period ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010 were as follows:

42   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,044,692,210	$7,644,419	$38,882,236	$(31,237,817)
Access Growth Fund	622,491,899	4,123,964	29,429,010	(25,305,046)

For both of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$7,730,956	$—	$7,730,956
Access Growth Fund	3,145,553	—	3,145,553

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$3,012,337	$(96,646)	$(31,235,814)
Access Growth Fund	860,399	(428,640)	(25,303,805)

For the Funds, the cumulative timing differences primarily consist of distributions payable and post-October losses.

As of June 30, 2010, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2018	Total
Access Balanced Fund	$96,646	$96,646
Access Growth Fund	428,640	428,640

Net capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2010, the Funds deferred to Month xx, 20xx post-October capital losses of:

	Capital Losses	Currency Losses
Access Balanced Fund	$20,767,489	$149,437
Access Growth Fund	11,413,914	92,174

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the period then ended.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging market securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
Highbridge Dynamic Commodities Strategy Fund	10%
JPMorgan Equity Income Fund	12
JPMorgan Total Return Fund	15

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Investment activities on behalf of these shareholders could impact the Funds. The Advisor held all of the Class A Shares as of the reporting date.

44   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of
JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2010, the results of each of their operations and the changes in each of their net assets for the period September 30, 2009 (commencement of operations) through June 30, 2010, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2010

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   45

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

46   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010 and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During Period January 1, 2010 to June 30, 2010	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual*	$1,000.00	$946.90	$6.18	1.28%
Hypothetical*	1,000.00	1,018.45	6.41	1.28
Class C
Actual**	1,000.00	934.40	8.35	1.78
Hypothetical*	1,000.00	1,015.97	8.90	1.78
Institutional Class
Actual*	1,000.00	948.80	4.25	0.88
Hypothetical*	1,000.00	1,020.43	4.41	0.88
Select Class
Actual*	1,000.00	948.00	4.93	1.02
Hypothetical*	1,000.00	1,019.74	5.11	1.02

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During Period January 1, 2010 to June 30, 2010	Annualized Expense Ratio
Access Growth Fund
Class A
Actual*	$1,000.00	$933.70	$6.28	1.31%
Hypothetical*	1,000.00	1,018.30	6.56	1.31
Class C
Actual**	1,000.00	918.80	8.42	1.81
Hypothetical*	1,000.00	1,015.82	9.05	1.81
Institutional Class
Actual*	1,000.00	935.30	4.27	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Select Class
Actual*	1,000.00	934.70	5.04	1.05
Hypothetical*	1,000.00	1,019.59	5.26	1.05

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the actual period). The Class commenced operations on January 4, 2010.

50   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010:

Dividends Received Deduction
Access Balanced Fund	69.00%
Access Growth Fund	43.39

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
Access Growth Fund	$3,145,553
Access Balanced Fund	7,730,956

JUNE 30, 2010        JPMORGAN ACCESS FUNDS   51

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

52   JPMORGAN ACCESS FUNDS        JUNE 30, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-ACCESS-610

Annual Report

JPMorgan SmartRetirement Funds

June 30, 2010

JPMorgan SmartRetirement Income Fund®
JPMorgan SmartRetirement 2010 FundSM
JPMorgan SmartRetirement 2015 FundSM
JPMorgan SmartRetirement 2020 FundSM
JPMorgan SmartRetirement 2025 FundSM
JPMorgan SmartRetirement 2030 FundSM
JPMorgan SmartRetirement 2035 FundSM
JPMorgan SmartRetirement 2040 FundSM
JPMorgan SmartRetirement 2045 FundSM
JPMorgan SmartRetirement 2050 FundSM

CONTENTS

President’s Letter	1
Fund Facts	2
Market Overview	4
Funds Commentary	5
Schedules of Portfolio Investments	26
Financial Statements	48
Financial Highlights	72
Notes to Financial Statements	92
Report of Independent Registered Public Accounting Firm	117
Trustees	118
Officers	120
Schedule of Shareholder Expenses	121
Tax Letter	127
Privacy Policy	128

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets and offered renewed confidence that the worst of the financial crisis was over.

“In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news as well as renewed deflation concerns. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory

The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Economic concerns drive investors to longer-dated Treasuries

Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8% and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 1

JPMorgan SmartRetirement Funds

FUND FACTS
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of 6/30/2010 (in thousands)
JPMorgan SmartRetirement Income Fund	13.75%	10.76%	S&P Target Date Retirement Income Index	$178,942
JPMorgan SmartRetirement 2010 Fund	15.07%	12.00%	S&P Target Date 2010 Index	$147,259
JPMorgan SmartRetirement 2015 Fund	16.40%	12.93%	S&P Target Date 2015 Index	$275,804
JPMorgan SmartRetirement 2020 Fund	17.33%	13.62%	S&P Target Date 2020 Index	$448,472
JPMorgan SmartRetirement 2025 Fund	17.43%	14.10%	S&P Target Date 2025 Index	$138,051
JPMorgan SmartRetirement 2030 Fund	18.17%	14.38%	S&P Target Date 2030 Index	$383,709
JPMorgan SmartRetirement 2035 Fund	17.53%	14.49%	S&P Target Date 2035 Index	$89,550
JPMorgan SmartRetirement 2040 Fund	18.03%	14.50%	S&P Target Date 2040 Index	$267,536
JPMorgan SmartRetirement 2045 Fund	17.62%	14.44%	S&P Target Date 2045+ Index	$32,103
JPMorgan SmartRetirement 2050 Fund	17.88%	14.44%	S&P Target Date 2045+ Index	$37,062

*	Returns for the JPMorgan SmartRetirement 2025 Fund and the JPMorgan SmartRetirement 2035 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Fund Returns are based on Institutional Class Shares.

2 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement Income Fund
Fixed Income	57.1%
U.S. Equity	17.7
International Equity	10.3
Money Market	10.3
Alternative Assets	3.8
U.S. Treasury Obligations	0.8

JPMorgan SmartRetirement 2010 Fund
Fixed Income	56.8%
U.S. Equity	19.1
International Equity	11.6
Money Market	7.3
Alternative Assets	4.3
U.S. Treasury Obligations	0.9

JPMorgan SmartRetirement 2015 Fund
Fixed Income	47.9%
U.S. Equity	26.6
International Equity	16.1
Alternative Assets	5.8
Money Market	2.8
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement 2020 Fund
Fixed Income	37.5%
U.S. Equity	32.8
International Equity	19.4
Alternative Assets	6.3
Money Market	2.9
U.S. Treasury Obligation	1.1

JPMorgan SmartRetirement 2025 Fund
U.S. Equity	37.6%
Fixed Income	28.7
International Equity	23.0
Alternative Assets	6.8
Money Market	2.2
U.S. Treasury Obligations	1.7

JPMorgan SmartRetirement 2030 Fund
U.S. Equity	42.6%
International Equity	25.5
Fixed Income	20.5
Alternative Assets	7.4
Money Market	2.5
U.S. Treasury Obligations	1.5

JPMorgan SmartRetirement 2035 Fund
U.S. Equity	46.3%
International Equity	27.7
Fixed Income	14.4
Alternative Assets	7.8
Money Market	2.0
U.S. Treasury Obligations	1.8

JPMorgan SmartRetirement 2040 Fund
U.S. Equity	46.1%
International Equity	27.6
Fixed Income	14.4
Alternative Assets	7.6
Money Market	2.6
U.S. Treasury Obligation	1.7

JPMorgan SmartRetirement 2045 Fund
U.S. Equity	46.3%
International Equity	27.5
Fixed Income	14.0
Alternative Assets	7.8
Money Market	2.5
U.S. Treasury Obligations	1.9

JPMorgan SmartRetirement 2050 Fund
U.S. Equity	46.2%
International Equity	27.6
Fixed Income	14.2
Alternative Assets	8.0
Money Market	2.2
U.S. Treasury Obligations	1.8

*	The percentages indicated are based upon total investments as of June 30, 2010. Each Fund’s composition is subject to change.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 3

JPMorgan SmartRetirement Funds

MARKET OVERVIEW
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

While European policymakers and the International Monetary Fund eventually responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused most stock markets to decline in the second quarter of 2010, with volatility returning to elevated levels. Nevertheless, most markets finished the twelve months ended June 30, 2010 with positive returns because of the strong rally during the first nine months of the reporting period.

U.S. stocks posted solid gains for the reporting period. Investor sentiment was supported by strong corporate earnings, as a significant number of companies listed in the S&P 500 Index reported better-than-expected revenue for the first quarter of 2010. U.S. mid cap stocks gained more than U.S. large and small cap stocks during the reporting period, while value stocks outperformed growth stocks across asset classes. In U.S. fixed income markets, high yield bonds (also known as “junk bonds”) performed the strongest. The returning risk aversion late in the reporting period led many investors to seek haven in U.S. Treasuries, sending their prices higher and yields sharply lower. The yield for a 10-Year U.S. Treasury note fell below 3.00% for the first time since April 2009, while the yield for 2-Year notes fell to a historical low.

4 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

INVESTMENT OBJECTIVES

The JPMorgan SmartRetirement Income Fund® seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2010 FundSM and the JPMorgan SmartRetirement 2015 FundSM both seek total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement dates. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

PERFORMANCE OF THE FUNDS

Effective March 31, 2010, the JPMorgan SmartRetirement Funds’ primary benchmarks changed to the S&P Target Date Index Series (the “Benchmarks”). The Funds had previously been benchmarked against either the Barclays Capital U.S. Aggregate Index, which includes only fixed income securities, or the Russell 3000 Index, which includes only U.S. equity securities.

All of the JPMorgan SmartRetirement Funds outperformed their respective Benchmarks for the twelve months ended June 30, 2010. The outperformance was driven by the Funds’ long-term asset allocation, most notably their investments in high yield bonds and emerging market debt, two asset classes that performed strongly during the reporting period and were not represented in the S&P Target Date indices. These relative gains were somewhat offset by the Funds’ greater allocation to international equities relative to U.S. equities when compared to the Benchmarks. International equities underperformed U.S. equities because they were dragged down by the weakness from European stocks as a result of the region’s debt crisis.

Against their respective benchmarks, the majority of the individual underlying funds held by the JPMorgan SmartRetirement Funds outperformed during the reporting period, including the JPMorgan Value Advantage Fund, which invests across the small-cap, mid-cap and large-cap universes. The JPMorgan High Yield Fund posted a strong absolute return but underperformed its benchmark. The JPMorgan High Yield Fund invested in higher quality high yield securities relative to its benchmark and was hurt as lower quality high yield securities rebounded the strongest following the rally after the March 2009 market bottom.

HOW EACH SMARTRETIREMENT FUND WAS MANAGED

The Funds’ portfolio managers used a rigorous, systematic screening and selection process to choose the underlying funds in their construction of the SmartRetirement portfolios. Relative to the Benchmarks, the SmartRetirement Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities and U.S. Treasury Inflation Protected Securities (TIPS). The Funds’ portfolio managers also used futures contracts to equitize the Funds’ cash positions.

From an asset allocation perspective, the Funds’ portfolio managers continued to favor emerging market equities within the international equity space, as they believed that these stocks would benefit from continued economic growth and relatively better fundamentals in emerging markets. Within fixed income, the Funds’ portfolio managers maintained the Funds’ underweight to core bonds, preferring high yield instead.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 5

JPMorgan SmartRetirement Income Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		13.42%	0.62%	2.88%
With Sales Charge*		8.32	(0.90)	1.73
CLASS C SHARES	5/15/06
Without CDSC		12.78	0.08	2.33
With CDSC**		11.78	0.08	2.33
CLASS R2 SHARES	11/3/08	13.19	0.48	2.77
INSTITUTIONAL CLASS SHARES	5/15/06	13.75	0.99	3.26
SELECT CLASS SHARES	5/15/06	13.54	0.82	3.09

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from May 15, 2006 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Barclays Capital U.S. Aggregate Index to the S&P Target Date Retirement Income Index to better reflect the Fund’s investment strategy. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Mixed-Asset Target Allocation Conservative Funds Index represents the total

6 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 7

JPMorgan SmartRetirement 2010 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		14.72%	(0.87)%	2.20%
With Sales Charge*		9.58	(2.38)	1.06
CLASS C SHARES	5/15/06
Without CDSC		13.97	(1.40)	1.67
With CDSC**		12.97	(1.40)	1.67
CLASS R2 SHARES	11/3/08	14.45	(0.98)	2.12
INSTITUTIONAL CLASS SHARES	5/15/06	15.07	(0.51)	2.59
SELECT CLASS SHARES	5/15/06	14.83	(0.68)	2.42

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the S&P Target Date 2010 Index, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lipper Mixed-Asset Target 2010 Funds Average from May 15, 2006 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2010 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Barclays Capital U.S. Aggregate Index to the S&P Target Date 2010 Index to better reflect the Fund’s investment strategy. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Mixed-Asset Target 2010 Funds Average represents the total returns of the

8 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 9

JPMorgan SmartRetirement 2015 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		16.05%	(2.55)%	1.37%
With Sales Charge*		10.80	(4.03)	0.24
CLASS C SHARES	5/15/06
Without CDSC		15.42	(3.06)	0.85
With CDSC**		14.42	(3.06)	0.85
CLASS R2 SHARES	11/3/08	15.74	(2.68)	1.27
INSTITUTIONAL CLASS SHARES	5/15/06	16.40	(2.20)	1.75
SELECT CLASS SHARES	5/15/06	16.15	(2.36)	1.60

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2015 Funds Average from May 15, 2006 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2015 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Russell 3000 Index to the S&P Target Date 2015 Index to better reflect the Fund’s investment strategy. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2015 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

10 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 11

JPMorgan SmartRetirement 2020 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		16.91%	(3.85)%	0.75%
With Sales Charge*		11.64	(5.31)	(0.37)
CLASS C SHARES	5/15/06
Without CDSC		16.26	(4.35)	0.24
With CDSC**		15.26	(4.35)	0.24
CLASS R2 SHARES	11/3/08	16.72	(3.96)	0.67
INSTITUTIONAL CLASS SHARES	5/15/06	17.33	(3.49)	1.14
SELECT CLASS SHARES	5/15/06	17.08	(3.65)	0.99

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2020 Funds Average from May 15, 2006 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2020 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Russell 3000 Index to the S&P Target Date 2020 Index to better reflect the Fund’s investment strategy. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2020 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

12 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 13

JPMorgan SmartRetirement 2025 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		17.26%	(4.07)%
With Sales Charge*		11.99	(5.58)
CLASS C SHARES	7/31/07
Without CDSC		16.52	(4.58)
With CDSC**		15.52	(4.58)
CLASS R2 SHARES	11/3/08	16.90	(4.22)
INSTITUTIONAL CLASS SHARES	7/31/07	17.49	(3.74)
SELECT CLASS SHARES	7/31/07	17.43	(3.87)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Russell 3000 Index to the S&P Target Date 2025 Index to better reflect the Fund’s investment strategy. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2025 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

14 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 15

JPMorgan SmartRetirement 2030 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		17.85%	(6.10)%	(0.43)%
With Sales Charge*		12.54	(7.54)	(1.54)
CLASS C SHARES	5/15/06
Without CDSC		17.17	(6.60)	(0.96)
With CDSC**		16.17	(6.60)	(0.96)
CLASS R2 SHARES	11/3/08	17.51	(6.23)	(0.52)
INSTITUTIONAL CLASS SHARES	5/15/06	18.17	(5.75)	(0.05)
SELECT CLASS SHARES	5/15/06	18.04	(5.89)	(0.20)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2030 Funds Average from May 15, 2006 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2030 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Russell 3000 Index to the S&P Target Date 2030 Index to better reflect the Fund’s investment strategy. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2030 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

16 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 17

JPMorgan SmartRetirement 2035 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		17.28%	(5.68)%
With Sales Charge*		11.99	(7.16)
CLASS C SHARES	7/31/07
Without CDSC		16.61	(6.17)
With CDSC**		15.61	(6.17)
CLASS R2 SHARES	11/3/08	17.02	(5.81)
INSTITUTIONAL CLASS SHARES	7/31/07	17.70	(5.32)
SELECT CLASS SHARES	7/31/07	17.53	(5.45)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Russell 3000 Index to the S&P Target Date 2035 Index to better reflect the Fund’s investment strategy. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2035 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

18 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 19

JPMorgan SmartRetirement 2040 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		17.71%	(6.58)%	(0.76)%
With Sales Charge*		12.42	(8.01)	(1.87)
CLASS C SHARES	5/15/06
Without CDSC		16.90	(7.09)	(1.30)
With CDSC**		15.90	(7.09)	(1.30)
CLASS R2 SHARES	11/3/08	17.37	(6.72)	(0.87)
INSTITUTIONAL CLASS SHARES	5/15/06	18.03	(6.25)	(0.40)
SELECT CLASS SHARES	5/15/06	17.79	(6.42)	(0.56)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Russell 3000 Index to the S&P Target Date 2040 Index to better reflect the Fund’s investment strategy. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2040 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

20 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 21

JPMorgan SmartRetirement 2045 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		17.31%	(5.27)%
With Sales Charge*		12.07	(6.76)
CLASS C SHARES	7/31/07
Without CDSC		16.57	(5.76)
With CDSC**		15.57	(5.76)
CLASS R2 SHARES	11/3/08	16.94	(5.40)
INSTITUTIONAL CLASS SHARES	7/31/07	17.62	(4.92)
SELECT CLASS SHARES	7/31/07	17.46	(5.05)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045+ Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Russell 3000 Index to the S&P Target Date 2045+ Index to better reflect the Fund’s investment strategy. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2045 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

22 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 23

JPMorgan SmartRetirement 2050 Fund

FUNDS COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		17.56%	(5.28)%
With Sales Charge*		12.32	(6.77)
CLASS C SHARES	7/31/07
Without CDSC		16.80	(5.79)
With CDSC**		15.80	(5.79)
CLASS R2 SHARES	11/3/08	17.30	(5.41)
INSTITUTIONAL CLASS SHARES	7/31/07	17.88	(4.94)
SELECT CLASS SHARES	7/31/07	17.85	(5.06)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2045+ Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Russell 3000 Index to the S&P Target Date 2045+ Index to better reflect the Fund’s investment strategy. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2050+ Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

24 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
	Alternative Assets — 3.9%
230,939	JPMorgan International Realty Fund, Class R5 Shares	1,902,934
632,500	JPMorgan Realty Income Fund, Class R5 Shares	4,939,828
	Total Alternative Assets	6,842,762
	Fixed Income — 57.5%
5,388,048	JPMorgan Core Bond Fund, Class R5 Shares	61,693,153
1,059,082	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	8,080,799
2,117,302	JPMorgan High Yield Fund, Class R5 Shares	16,303,228
1,763,628	JPMorgan Real Return Fund, Institutional Class Shares	16,895,557
	Total Fixed Income	102,972,737
	International Equity — 10.4%
262,094	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	5,168,493
532,139	JPMorgan International Equity Fund, Class R5 Shares	5,922,702
536,131	JPMorgan International Opportunities Fund, Institutional Class Shares	5,886,718
120,035	JPMorgan Intrepid International Fund, Institutional Class Shares	1,642,080
	Total International Equity	18,619,993
	Money Market — 10.4%
18,607,685	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	18,607,685
	U.S. Equity — 17.9%
1,085,669	JPMorgan Disciplined Equity Fund, Institutional Class Shares	14,211,413
324,466	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	2,222,595
188,314	JPMorgan Intrepid America Fund, Class R5 Shares	3,512,056
65,474	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,958,994
40,266	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	351,522
23,070	JPMorgan Small Cap Value Fund, Class R5 Shares	349,511
149,541	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,778,043
645,245	JPMorgan U.S. Equity Fund, Class R5 Shares	5,361,983
147,981	JPMorgan Value Advantage Fund, Institutional Class Shares	2,255,230
	Total U.S. Equity	32,001,347
	Total Investment Companies (Cost $171,557,121)	179,044,524

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
1,460,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (Cost $1,464,436)	1,465,247
	Total Investments — 100.9% (Cost $173,021,557)	180,509,771
	Liabilities in Excess of Other Assets — (0.9)%	(1,567,664)
	NET ASSETS — 100.0%	$178,942,107

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
16	Amsterdam Index	07/16/10	$1,238,502	$(57,085)
59	OMX Stockholm 30 Index	07/16/10	762,721	(20,010)
7	Hang Seng Index	07/29/10	902,496	(26,506)
6	TOPIX Index	09/09/10	569,021	(5,778)
10	10 Year Commonwealth Treasury Bond	09/15/10	900,182	15,842
1	Dow Jones Euro STOXX 50 Index	09/17/10	31,403	(2)
9	FTSE 100 Index	09/17/10	656,276	(35,953)
43	E-mini Russell 2000	09/17/10	2,613,540	(15,804)
8	10 Year Government of Canada Bond	09/21/10	930,572	17,180
9	Long Gilt	09/28/10	1,627,747	21,827

	Short Futures Outstanding
(6)	IBEX 35 Index	07/16/10	(675,233)	22,757
(21)	CAC 40 Index	07/16/10	(883,901)	46,747
(6)	Euro Bund	09/08/10	(949,347)	(8,216)
(1)	10 Year Japanese Government Bond	09/09/10	(1,602,217)	(16,849)
(14)	SFE SPI 200 Index	09/16/10	(1,255,639)	71,412
(33)	E-mini S&P 500	09/17/10	(1,693,890)	48,930
(8)	FTSE MIB Index	09/17/10	(946,290)	31,707
(6)	5 Year U.S. Treasury Note	09/30/10	(710,109)	(7,467)
				$82,732

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 27

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.6% (b)
	Alternative Assets — 4.3%
191,095	JPMorgan International Realty Fund, Class R5 Shares	1,574,621
606,356	JPMorgan Realty Income Fund, Class R5 Shares	4,735,637
	Total Alternative Assets	6,310,258
	Fixed Income — 57.1%
4,551,022	JPMorgan Core Bond Fund, Class R5 Shares	52,109,204
858,683	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	6,551,749
1,706,877	JPMorgan High Yield Fund, Class R5 Shares	13,142,955
1,289,062	JPMorgan Real Return Fund, Institutional Class Shares	12,349,213
	Total Fixed Income	84,153,121
	International Equity — 11.6%
232,144	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,577,871
505,204	JPMorgan International Equity Fund, Class R5 Shares	5,622,921
497,924	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	5,467,209
104,237	JPMorgan Intrepid International Fund, Institutional Class Shares	1,425,958
	Total International Equity	17,093,959
	Money Market — 7.3%
10,809,707	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	10,809,707
	U.S. Equity — 19.3%
920,633	JPMorgan Disciplined Equity Fund, Institutional Class Shares	12,051,086
283,000	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	1,938,548
182,364	JPMorgan Intrepid America Fund, Class R5 Shares	3,401,092
48,126	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,439,941
45,398	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	396,322
25,985	JPMorgan Small Cap Value Fund, Class R5 Shares	393,667
118,808	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,412,628
614,352	JPMorgan U.S. Equity Fund, Class R5 Shares	5,105,262
143,522	JPMorgan Value Advantage Fund, Institutional Class Shares	2,187,272
	Total U.S. Equity	28,325,818
	Total Investment Companies (Cost $139,837,171)	146,692,863

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
1,260,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $1,263,836)	1,264,528
	Total Investments — 100.5% (Cost $141,101,007)	147,957,391
	Liabilities in Excess of Other Assets — (0.5)%	(698,491)
	NET ASSETS — 100.0%	$147,258,900

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	Amsterdam Index	07/16/10	$1,083,690	$(49,949)
44	OMX Stockholm 30 Index	07/16/10	568,809	(14,906)
6	Hang Seng Index	07/29/10	773,568	(22,720)
5	TOPIX Index	09/09/10	474,184	(4,815)
8	10 Year Commonwealth Treasury Bond	09/15/10	720,145	12,674
45	E-mini Russell 2000	09/17/10	2,735,100	(16,279)
8	FTSE 100 Index	09/17/10	583,356	(31,958)
6	10 Year Government of Canada Bond	09/21/10	697,929	12,880
7	Long Gilt	09/28/10	1,266,026	16,977

	Short Futures Outstanding
(5)	IBEX 35 Index	07/16/10	(562,694)	18,996
(17)	CAC 40 Index	07/16/10	(715,538)	37,842
(3)	Euro Bund	09/08/10	(474,674)	(4,108)
(1)	10 Year Japanese Government Bond	09/09/10	(1,602,217)	(16,849)
(12)	SFE SPI 200 Index	09/16/10	(1,076,262)	61,211
(8)	Dow Jones Euro STOXX 50 Index	09/17/10	(251,222)	9,942
(6)	FTSE MIB Index	09/17/10	(709,718)	23,780
(23)	E-mini S&P 500	09/17/10	(1,180,590)	34,969
(11)	5 Year U.S. Treasury Note	09/30/10	(1,301,867)	(13,690)
				$53,997

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 29

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.3% (b)
	Alternative Assets — 5.9%
498,708	JPMorgan International Realty Fund, Class R5 Shares	4,109,357
1,556,473	JPMorgan Realty Income Fund, Class R5 Shares	12,156,051
	Total Alternative Assets	16,265,408
	Fixed Income — 48.5%
8,267,739	JPMorgan Core Bond Fund, Class R5 Shares	94,665,616
1,466,871	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	11,192,228
2,683,516	JPMorgan High Yield Fund, Class R5 Shares	20,663,072
742,943	JPMorgan Real Return Fund, Institutional Class Shares	7,117,397
	Total Fixed Income	133,638,313
	International Equity — 16.2%
566,308	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	11,167,589
1,356,364	JPMorgan International Equity Fund, Class R5 Shares	15,096,335
1,343,896	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	14,755,979
285,545	JPMorgan Intrepid International Fund, Institutional Class Shares	3,906,258
	Total International Equity	44,926,161
	Money Market — 2.8%
7,786,681	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	7,786,681
	U.S. Equity — 26.9%
1,700,646	JPMorgan Disciplined Equity Fund, Institutional Class Shares	22,261,460
1,011,645	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	6,929,771
573,844	JPMorgan Intrepid America Fund, Class R5 Shares	10,702,187
121,067	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,622,310
238,254	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	2,079,954
135,369	JPMorgan Small Cap Value Fund, Class R5 Shares	2,050,842
313,571	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	3,728,356
1,894,385	JPMorgan U.S. Equity Fund, Class R5 Shares	15,742,337
456,145	JPMorgan Value Advantage Fund, Institutional Class Shares	6,951,650
	Total U.S. Equity	74,068,867
	Total Investment Companies (Cost $273,156,711)	276,685,430

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.9%
2,335,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $2,342,110)	2,343,392
	Total Investments — 101.2% (Cost $275,498,821)	279,028,822
	Liabilities in Excess of Other Assets — (1.2)%	(3,224,397)
	NET ASSETS — 100.0%	$275,804,425

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	Amsterdam Index	07/16/10	$2,167,379	$(99,898)
85	OMX Stockholm 30 Index	07/16/10	1,098,835	(28,694)
11	Hang Seng Index	07/29/10	1,418,209	(41,653)
8	TOPIX Index	09/09/10	758,695	(7,703)
16	10 Year Commonwealth Treasury Bond	09/15/10	1,440,291	25,347
89	E-mini Russell 2000	09/17/10	5,409,420	(33,001)
40	E-mini S&P 500	09/17/10	2,053,200	(35,233)
16	FTSE 100 Index	09/17/10	1,166,713	(63,916)
12	10 Year Government of Canada Bond	09/21/10	1,395,857	25,769
14	Long Gilt	09/28/10	2,532,051	33,955
27	5 Year U.S. Treasury Note	09/30/10	3,195,492	146

	Short Futures Outstanding
(9)	IBEX 35 Index	07/16/10	(1,012,850)	34,263
(32)	CAC 40 Index	07/16/10	(1,346,896)	71,244
(12)	Euro Bund	09/08/10	(1,898,695)	(16,433)
(1)	10 Year Japanese Government Bond	09/09/10	(1,602,217)	(16,849)
(24)	SFE SPI 200 Index	09/16/10	(2,152,523)	122,421
(21)	Dow Jones Euro STOXX 50 Index	09/17/10	(659,458)	26,097
(12)	FTSE MIB Index	09/17/10	(1,419,435)	47,560
(33)	5 Year U.S. Treasury Note	09/30/10	(3,905,602)	(12,681)
				$30,741

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 31

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
	Alternative Assets — 6.4%
881,673	JPMorgan International Realty Fund, Class R5 Shares	7,264,987
2,736,482	JPMorgan Realty Income Fund, Class R5 Shares	21,371,926
	Total Alternative Assets	28,636,913
	Fixed Income — 38.0%
10,455,402	JPMorgan Core Bond Fund, Class R5 Shares	119,714,350
1,977,176	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	15,085,856
4,577,760	JPMorgan High Yield Fund, Class R5 Shares	35,248,755
	Total Fixed Income	170,048,961
	International Equity — 19.5%
1,161,090	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	22,896,693
2,475,798	JPMorgan International Equity Fund, Class R5 Shares	27,555,633
2,612,656	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	28,686,965
639,544	JPMorgan Intrepid International Fund, Institutional Class Shares	8,748,964
	Total International Equity	87,888,255
	Money Market — 3.0%
13,402,069	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	13,402,069
	U.S. Equity — 33.2%
2,793,868	JPMorgan Disciplined Equity Fund, Institutional Class Shares	36,571,729
2,377,792	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	16,287,878
1,167,533	JPMorgan Intrepid America Fund, Class R5 Shares	21,774,499
208,632	JPMorgan Small Cap Equity Fund, Class R5 Shares	6,242,258
601,965	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	5,255,155
346,219	JPMorgan Small Cap Value Fund, Class R5 Shares	5,245,219
747,096	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	8,882,972
3,786,158	JPMorgan U.S. Equity Fund, Class R5 Shares	31,462,970
1,122,875	JPMorgan Value Advantage Fund, Institutional Class Shares	17,112,621
	Total U.S. Equity	148,835,301
	Total Investment Companies (Cost $435,674,637)	448,811,499

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
5,125,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $5,140,574)	5,143,419
	Total Investments — 101.2% (Cost $440,815,211)	453,954,918
	Liabilities in Excess of Other Assets — (1.2)%	(5,483,369)
	NET ASSETS — 100.0%	$448,471,549

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
65	Amsterdam Index	07/16/10	$5,031,416	$(231,906)
217	OMX Stockholm 30 Index	07/16/10	2,805,261	(73,411)
27	Hang Seng Index	07/29/10	3,481,058	(102,240)
19	TOPIX Index	09/09/10	1,801,900	(18,296)
39	10 Year Commonwealth Treasury Bond	09/15/10	3,510,708	61,783
182	E-mini Russell 2000	09/17/10	11,061,960	(84,100)
50	FTSE 100 Index	09/17/10	3,645,978	(151,846)
29	10 Year Government of Canada Bond	09/21/10	3,373,322	62,274
36	Long Gilt	09/28/10	6,510,989	87,306
44	5 Year U.S. Treasury Note	09/30/10	5,207,469	53,621

	Short Futures Outstanding
(21)	IBEX 35 Index	07/16/10	(2,363,317)	80,049
(79)	CAC 40 Index	07/16/10	(3,325,149)	175,888
(22)	Euro Bund	09/08/10	(3,480,940)	(30,127)
(3)	10 Year Japanese Government Bond	09/09/10	(4,806,650)	(50,546)
(55)	SFE SPI 200 Index	09/16/10	(4,932,865)	280,548
(54)	Dow Jones Euro STOXX 50 Index	09/17/10	(1,695,751)	67,108
(29)	FTSE MIB Index	09/17/10	(3,430,302)	114,937
(1)	E-mini S&P 500	09/17/10	(51,330)	2,910
(37)	5 Year U.S. Treasury Note	09/30/10	(4,379,008)	(46,049)
				$197,903

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 33

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 6.8%
287,702	JPMorgan International Realty Fund, Class R5 Shares	2,370,662
909,037	JPMorgan Realty Income Fund, Class R5 Shares	7,099,576
	Total Alternative Assets	9,470,238
	Fixed Income — 29.0%
2,129,948	JPMorgan Core Bond Fund, Class R5 Shares	24,387,910
558,141	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,258,617
1,466,427	JPMorgan High Yield Fund, Class R5 Shares	11,291,485
	Total Fixed Income	39,938,012
	International Equity — 23.1%
423,065	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	8,342,834
930,534	JPMorgan International Equity Fund, Class R5 Shares	10,356,839
929,005	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	10,200,477
220,697	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	3,019,136
	Total International Equity	31,919,286
	Money Market — 2.2%
3,009,465	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	3,009,465
	U.S. Equity — 37.9%
890,756	JPMorgan Disciplined Equity Fund, Institutional Class Shares	11,659,996
876,704	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	6,005,425
415,266	JPMorgan Intrepid America Fund, Class R5 Shares	7,744,716
86,533	JPMorgan Small Cap Equity Fund, Class R5 Shares	2,589,053
186,002	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	1,623,799
104,887	JPMorgan Small Cap Value Fund, Class R5 Shares	1,589,031
301,759	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	3,587,919
1,355,620	JPMorgan U.S. Equity Fund, Class R5 Shares	11,265,201
408,484	JPMorgan Value Advantage Fund, Institutional Class Shares	6,225,297
	Total U.S. Equity	52,290,437
	Total Investment Companies (Cost $132,037,236)	136,627,438

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.7%
2,405,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $2,412,068)	2,413,644
	Total Investments — 100.7% (Cost $134,449,304)	139,041,082
	Liabilities in Excess of Other Assets — (0.7)%	(989,789)
	NET ASSETS — 100.0%	$138,051,293

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	Amsterdam Index	07/16/10	$2,244,786	$(103,466)
97	OMX Stockholm 30 Index	07/16/10	1,253,964	(32,804)
11	Hang Seng Index	07/29/10	1,418,209	(41,653)
7	TOPIX Index	09/09/10	663,858	(6,740)
16	10 Year Commonwealth Treasury Bond	09/15/10	1,440,291	25,347
74	E-mini Russell 2000	09/17/10	4,497,720	(30,118)
11	E-mini S&P 500	09/17/10	564,630	118
19	FTSE 100 Index	09/17/10	1,385,471	(75,900)
12	10 Year Government of Canada Bond	09/21/10	1,395,857	25,750
15	Long Gilt	09/28/10	2,712,912	36,378
17	5 Year U.S. Treasury Note	09/30/10	2,011,977	20,717

	Short Futures Outstanding
(9)	IBEX 35 Index	07/16/10	(1,012,850)	34,312
(32)	CAC 40 Index	07/16/10	(1,346,896)	71,243
(9)	Euro Bund	09/08/10	(1,424,021)	(7,460)
(2)	10 Year Japanese Government Bond	09/09/10	(3,204,434)	(33,697)
(24)	SFE SPI 200 Index	09/16/10	(2,152,523)	122,421
(32)	Dow Jones Euro STOXX 50 Index	09/17/10	(1,004,889)	39,768
(12)	FTSE MIB Index	09/17/10	(1,419,435)	47,560
(13)	5 Year U.S. Treasury Note	09/30/10	(1,538,570)	(15,633)
				$76,143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 35

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.2% (b)
	Alternative Assets — 7.4%
858,191	JPMorgan International Realty Fund, Class R5 Shares	7,071,494
2,738,862	JPMorgan Realty Income Fund, Class R5 Shares	21,390,515
	Total Alternative Assets	28,462,009
	Fixed Income — 20.6%
3,489,108	JPMorgan Core Bond Fund, Class R5 Shares	39,950,286
1,212,050	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,247,944
3,904,409	JPMorgan High Yield Fund, Class R5 Shares	30,063,948
	Total Fixed Income	79,262,178
	International Equity — 25.7%
1,296,113	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	25,559,347
2,904,949	JPMorgan International Equity Fund, Class R5 Shares	32,332,081
2,832,811	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	31,104,268
705,600	JPMorgan Intrepid International Fund, Institutional Class Shares	9,652,612
	Total International Equity	98,648,308
	Money Market — 2.5%
9,732,000	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	9,732,000
	U.S. Equity — 43.0%
2,798,632	JPMorgan Disciplined Equity Fund, Institutional Class Shares	36,634,090
2,827,919	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	19,371,246
1,270,245	JPMorgan Intrepid America Fund, Class R5 Shares	23,690,074
261,936	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,837,119
649,345	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	5,668,778
371,047	JPMorgan Small Cap Value Fund, Class R5 Shares	5,621,358
952,892	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	11,329,888
4,225,468	JPMorgan U.S. Equity Fund, Class R5 Shares	35,113,635
1,268,822	JPMorgan Value Advantage Fund, Institutional Class Shares	19,336,849
	Total U.S. Equity	164,603,037
	Total Investment Companies (Cost $378,205,711)	380,707,532

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.6%
6,045,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $6,063,370)	6,066,725
	Total Investments — 100.8% (Cost $384,269,081)	386,774,257
	Liabilities in Excess of Other Assets — (0.8)%	(3,064,842)
	NET ASSETS — 100.0%	$383,709,415

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
77	Amsterdam Index	07/16/10	$5,960,293	$(274,720)
268	OMX Stockholm 30 Index	07/16/10	3,464,562	(90,602)
31	Hang Seng Index	07/29/10	3,996,770	(117,386)
19	TOPIX Index	09/09/10	1,801,900	(18,296)
45	10 Year Commonwealth Treasury Bond	09/15/10	4,050,817	71,288
201	E-mini Russell 2000	09/17/10	12,216,780	(78,872)
52	FTSE 100 Index	09/17/10	3,791,817	(207,728)
34	10 Year Government of Canada Bond	09/21/10	3,954,929	72,999
40	Long Gilt	09/28/10	7,234,432	97,007
61	5 Year U.S. Treasury Note	09/30/10	7,219,446	37,940

	Short Futures Outstanding
(25)	IBEX 35 Index	07/16/10	(2,813,472)	95,303
(91)	CAC 40 Index	07/16/10	(3,830,235)	202,605
(24)	Euro Bund	09/08/10	(3,797,390)	(32,866)
(4)	10 Year Japanese Government Bond	09/09/10	(6,408,867)	(67,395)
(64)	SFE SPI 200 Index	09/16/10	(5,740,062)	326,456
(80)	Dow Jones Euro STOXX 50 Index	09/17/10	(2,512,223)	68,259
(33)	FTSE MIB Index	09/17/10	(3,903,447)	130,791
(33)	E-mini S&P 500	09/17/10	(1,693,890)	6,265
(46)	5 Year U.S. Treasury Note	09/30/10	(5,444,172)	(31,392)
				$189,656

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 37

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.5% (b)
	Alternative Assets — 7.8%
218,760	JPMorgan International Realty Fund, Class R5 Shares	1,802,583
667,763	JPMorgan Realty Income Fund, Class R5 Shares	5,215,232
	Total Alternative Assets	7,017,815
	Fixed Income — 14.4%
382,287	JPMorgan Core Bond Fund, Class R5 Shares	4,377,187
244,022	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,861,885
863,109	JPMorgan High Yield Fund, Class R5 Shares	6,645,942
	Total Fixed Income	12,885,014
	International Equity — 27.8%
318,009	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	6,271,128
712,695	JPMorgan International Equity Fund, Class R5 Shares	7,932,300
725,566	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	7,966,714
194,333	JPMorgan Intrepid International Fund, Institutional Class Shares	2,658,478
	Total International Equity	24,828,620
	Money Market — 2.0%
1,825,020	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	1,825,020
	U.S. Equity — 46.5%
678,516	JPMorgan Disciplined Equity Fund, Institutional Class Shares	8,881,772
695,149	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	4,761,771
334,810	JPMorgan Intrepid America Fund, Class R5 Shares	6,244,215
69,427	JPMorgan Small Cap Equity Fund, Class R5 Shares	2,077,256
168,672	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	1,472,507
100,486	JPMorgan Small Cap Value Fund, Class R5 Shares	1,522,365
242,035	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	2,877,793
1,073,692	JPMorgan U.S. Equity Fund, Class R5 Shares	8,922,383
317,890	JPMorgan Value Advantage Fund, Institutional Class Shares	4,844,644
	Total U.S. Equity	41,604,706
	Total Investment Companies (Cost $84,946,318)	88,161,175

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
1,625,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $1,629,939)	1,630,840
	Total Investments — 100.3% (Cost $86,576,257)	89,792,015
	Liabilities in Excess of Other Assets — (0.3)%	(242,303)
	NET ASSETS — 100.0%	$89,549,712

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	Amsterdam Index	07/16/10	$1,548,128	$(71,356)
64	OMX Stockholm 30 Index	07/16/10	827,358	(21,592)
7	Hang Seng Index	07/29/10	902,496	(26,507)
5	TOPIX Index	09/09/10	474,184	(4,815)
10	10 Year Commonwealth Treasury Bond	09/15/10	900,182	15,842
47	E-mini Russell 2000	09/17/10	2,856,660	(19,013)
12	FTSE 100 Index	09/17/10	875,035	(47,937)
8	10 Year Government of Canada Bond	09/21/10	930,572	17,180
10	Long Gilt	09/28/10	1,808,608	24,252
13	5 Year U.S. Treasury Note	09/30/10	1,538,570	15,844

	Short Futures Outstanding
(6)	IBEX 35 Index	07/16/10	(675,233)	22,838
(21)	CAC 40 Index	07/16/10	(883,901)	46,747
(6)	Euro Bund	09/08/10	(949,347)	(8,217)
(1)	10 Year Japanese Government Bond	09/09/10	(1,602,217)	(16,849)
(15)	SFE SPI 200 Index	09/16/10	(1,345,327)	76,513
(24)	Dow Jones Euro STOXX 50 Index	09/17/10	(753,667)	29,826
(8)	FTSE MIB Index	09/17/10	(946,290)	31,707
(7)	E-mini S&P 500	09/17/10	(359,310)	8,030
(7)	5 Year U.S. Treasury Note	09/30/10	(828,461)	(8,165)
				$64,328

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 39

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.9% (b)
	Alternative Assets — 7.6%
563,007	JPMorgan International Realty Fund, Class R5 Shares	4,639,181
2,033,390	JPMorgan Realty Income Fund, Class R5 Shares	15,880,776
	Total Alternative Assets	20,519,957
	Fixed Income — 14.5%
1,162,700	JPMorgan Core Bond Fund, Class R5 Shares	13,312,919
746,108	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,692,806
2,580,888	JPMorgan High Yield Fund, Class R5 Shares	19,872,835
	Total Fixed Income	38,878,560
	International Equity — 27.8%
958,845	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	18,908,427
2,120,544	JPMorgan International Equity Fund, Class R5 Shares	23,601,653
2,192,564	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	24,074,354
562,364	JPMorgan Intrepid International Fund, Institutional Class Shares	7,693,140
	Total International Equity	74,277,574
	Money Market — 2.6%
6,900,207	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	6,900,207
	U.S. Equity — 46.4%
2,028,848	JPMorgan Disciplined Equity Fund, Institutional Class Shares	26,557,615
2,130,499	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	14,593,921
1,001,784	JPMorgan Intrepid America Fund, Class R5 Shares	18,683,264
203,882	JPMorgan Small Cap Equity Fund, Class R5 Shares	6,100,149
482,823	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	4,215,047
277,842	JPMorgan Small Cap Value Fund, Class R5 Shares	4,209,305
712,670	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	8,473,647
3,209,788	JPMorgan U.S. Equity Fund, Class R5 Shares	26,673,338
954,843	JPMorgan Value Advantage Fund, Institutional Class Shares	14,551,808
	Total U.S. Equity	124,058,094
	Total Investment Companies (Cost $262,554,214)	264,634,392

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.7%
4,430,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $4,443,464)	4,445,921
	Total Investments — 100.6% (Cost $266,997,678)	269,080,313
	Liabilities in Excess of Other Assets — (0.6)%	(1,544,611)
	NET ASSETS — 100.0%	$267,535,702

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
56	Amsterdam Index	07/16/10	$4,334,759	$(199,796)
192	OMX Stockholm 30 Index	07/16/10	2,482,074	(64,901)
22	Hang Seng Index	07/29/10	2,836,418	(83,306)
15	TOPIX Index	09/09/10	1,422,553	(14,444)
31	10 Year Commonwealth Treasury Bond	09/15/10	2,790,563	49,109
146	E-mini Russell 2000	09/17/10	8,873,880	(63,376)
37	FTSE 100 Index	09/17/10	2,698,023	(147,806)
24	10 Year Government of Canada Bond	09/21/10	2,791,715	51,529
29	Long Gilt	09/28/10	5,244,963	70,331
43	5 Year U.S. Treasury Note	09/30/10	5,089,117	52,397

	Short Futures Outstanding
(18)	IBEX 35 Index	07/16/10	(2,025,700)	68,648
(64)	CAC 40 Index	07/16/10	(2,693,792)	142,487
(18)	Euro Bund	09/08/10	(2,848,042)	(24,649)
(3)	10 Year Japanese Government Bond	09/09/10	(4,806,650)	(50,546)
(49)	SFE SPI 200 Index	09/16/10	(4,394,735)	249,943
(63)	Dow Jones Euro STOXX 50 Index	09/17/10	(1,978,376)	34,676
(23)	FTSE MIB Index	09/17/10	(2,720,584)	91,157
(13)	E-mini S&P 500	09/17/10	(667,290)	29,421
(37)	5 Year U.S. Treasury Note	09/30/10	(4,379,008)	(46,050)
				$144,824

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 41

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.8% (b)
	Alternative Assets — 7.8%
77,056	JPMorgan International Realty Fund, Class R5 Shares	634,942
240,635	JPMorgan Realty Income Fund, Class R5 Shares	1,879,356
	Total Alternative Assets	2,514,298
	Fixed Income — 14.0%
131,889	JPMorgan Core Bond Fund, Class R5 Shares	1,510,133
85,479	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	652,201
305,836	JPMorgan High Yield Fund, Class R5 Shares	2,354,940
	Total Fixed Income	4,517,274
	International Equity — 27.7%
113,256	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	2,233,414
255,393	JPMorgan International Equity Fund, Class R5 Shares	2,842,528
259,849	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	2,853,146
69,711	JPMorgan Intrepid International Fund, Institutional Class Shares	953,648
	Total International Equity	8,882,736
	Money Market — 2.6%
826,921	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	826,921
	U.S. Equity — 46.7%
243,427	JPMorgan Disciplined Equity Fund, Institutional Class Shares	3,186,453
255,103	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	1,747,454
120,045	JPMorgan Intrepid America Fund, Class R5 Shares	2,238,833
23,524	JPMorgan Small Cap Equity Fund, Class R5 Shares	703,841
61,941	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	540,742
35,790	JPMorgan Small Cap Value Fund, Class R5 Shares	542,221
88,519	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,052,494
384,640	JPMorgan U.S. Equity Fund, Class R5 Shares	3,196,356
115,016	JPMorgan Value Advantage Fund, Institutional Class Shares	1,752,838
	Total U.S. Equity	14,961,232
	Total Investment Companies (Cost $30,074,563)	31,702,461

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
610,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $611,857)	612,192
	Total Investments — 100.7% (Cost $30,686,420)	32,314,653
	Liabilities in Excess of Other Assets — (0.7)%	(211,233)
	NET ASSETS — 100.0%	$32,103,420

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	Amsterdam Index	07/16/10	$541,845	$(24,975)
22	OMX Stockholm 30 Index	07/16/10	284,404	(7,393)
3	Hang Seng Index	07/29/10	386,784	(11,360)
2	TOPIX Index	09/09/10	189,674	(1,926)
4	10 Year Commonwealth Treasury Bond	09/15/10	360,073	6,337
17	E-mini Russell 2000	09/17/10	1,033,260	(6,947)
4	FTSE 100 Index	09/17/10	291,678	(15,979)
3	10 Year Government of Canada Bond	09/21/10	348,964	6,445
3	Long Gilt	09/28/10	542,582	7,276
2	5 Year U.S. Treasury Note	09/30/10	236,703	11

	Short Futures Outstanding
(2)	IBEX 35 Index	07/16/10	(225,078)	7,571
(8)	CAC 40 Index	07/16/10	(336,724)	17,811
(2)	Euro Bund	09/08/10	(316,449)	(2,739)
(6)	SFE SPI 200 Index	09/16/10	(538,131)	30,605
(8)	Dow Jones Euro STOXX 50 Index	09/17/10	(251,222)	4,952
(3)	E-mini S&P 500	09/17/10	(153,990)	8,504
(3)	FTSE MIB Index	09/17/10	(354,859)	11,890
(6)	5 Year U.S. Treasury Note	09/30/10	(710,109)	(5,710)
				$24,373

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 43

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.2% (b)
	Alternative Assets — 7.9%
83,338	JPMorgan International Realty Fund, Class R5 Shares	686,707
289,752	JPMorgan Realty Income Fund, Class R5 Shares	2,262,966
	Total Alternative Assets	2,949,673
	Fixed Income — 14.2%
153,088	JPMorgan Core Bond Fund, Class R5 Shares	1,752,853
102,431	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	781,547
353,179	JPMorgan High Yield Fund, Class R5 Shares	2,719,479
	Total Fixed Income	5,253,879
	International Equity — 27.7%
130,765	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (m)	2,578,692
297,264	JPMorgan International Equity Fund, Class R5 Shares	3,308,551
302,110	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	3,317,168
76,811	JPMorgan Intrepid International Fund, Institutional Class Shares	1,050,776
	Total International Equity	10,255,187
	Money Market — 2.2%
817,815	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (l) (m)	817,815
	U.S. Equity — 46.2%
277,779	JPMorgan Disciplined Equity Fund, Institutional Class Shares	3,636,121
293,685	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	2,011,745
138,004	JPMorgan Intrepid America Fund, Class R5 Shares	2,573,783
31,253	JPMorgan Small Cap Equity Fund, Class R5 Shares	935,102
63,372	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	553,240
39,544	JPMorgan Small Cap Value Fund, Class R5 Shares	599,090
94,758	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,126,672
439,533	JPMorgan U.S. Equity Fund, Class R5 Shares	3,652,521
134,089	JPMorgan Value Advantage Fund, Institutional Class Shares	2,043,509
	Total U.S. Equity	17,131,783
	Total Investment Companies (Cost $35,805,787)	36,408,337

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
675,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $677,072)	677,426
	Total Investments — 100.1% (Cost $36,482,859)	37,085,763
	Liabilities in Excess of Other Assets — (0.1)%	(23,575)
	NET ASSETS — 100.0%	$37,062,188

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	Amsterdam Index	07/16/10	$619,251	$(28,542)
23	OMX Stockholm 30 Index	07/16/10	297,332	(7,807)
3	Hang Seng Index	07/29/10	386,784	(11,360)
2	TOPIX Index	09/09/10	189,674	(1,926)
4	10 Year Commonwealth Treasury Bond	09/15/10	360,073	6,337
19	E-mini Russell 2000	09/17/10	1,154,820	(7,872)
4	FTSE 100 Index	09/17/10	291,678	(15,979)
3	10 Year Government of Canada Bond	09/21/10	348,965	6,445
4	Long Gilt	09/28/10	723,443	9,701
2	5 Year U.S. Treasury Note	09/30/10	236,703	11

	Short Futures Outstanding
(2)	IBEX 35 Index	07/16/10	(225,078)	7,621
(8)	CAC 40 Index	07/16/10	(336,724)	17,811
(2)	Euro Bund	09/08/10	(316,449)	(2,739)
(6)	SFE SPI 200 Index	09/16/10	(538,131)	30,605
(11)	Dow Jones Euro STOXX 50 Index	09/17/10	(345,431)	13,670
(3)	E-mini S&P 500	09/17/10	(153,990)	(246)
(3)	FTSE MIB Index	09/17/10	(354,859)	11,890
(8)	5 Year U.S. Treasury Note	09/30/10	(946,812)	(9,707)
				$17,913

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 45

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or Security Capital Research & Management, Incorporated.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

46 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$1,465,247	$1,264,528	$2,343,392
Investments in affiliates, at value	179,044,524	146,692,863	276,685,430
Total investment securities, at value	180,509,771	147,957,391	279,028,822
Receivables:
Fund shares sold	988,489	83,212	515,514
Interest and dividends	5,304	4,582	8,511
Variation margin on futures contracts	512,326	474,153	540,457
Due from Advisor (See Note 3.F.)	8,461	9,953	18,855
Total Assets	182,024,351	148,529,291	280,112,159

LIABILITIES:
Payables:
Dividends	750,304	28,798	43,102
Investment securities purchased	2,151,000	900,000	3,800,000
Fund shares redeemed	116,329	274,115	363,930
Accrued liabilities:
Shareholder servicing fees	3,424	6,974	9,356
Distribution fees	5,533	7,013	10,947
Trustees’ and Chief Compliance Officer’s fees	355	269	601
Other	55,299	53,222	79,798
Total Liabilities	3,082,244	1,270,391	4,307,734
Net Assets	$178,942,107	$147,258,900	$275,804,425

SEE NOTES TO FINANCIAL STATEMENTS.

48 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$188,778,641	$161,965,325	$302,130,931
Accumulated undistributed net investment income	78,168	79,010	103,879
Accumulated net realized gains (losses)	(17,484,464)	(21,688,683)	(29,984,371)
Net unrealized appreciation (depreciation)	7,569,762	6,903,248	3,553,986
Total Net Assets	$178,942,107	$147,258,900	$275,804,425

Net Assets:
Class A	$21,538,282	$29,031,296	$43,455,874
Class C	1,635,104	1,435,180	3,207,880
Class R2	356,749	564,286	532,527
Institutional Class	129,330,515	61,770,578	156,672,060
Select Class	26,081,457	54,457,560	71,936,084
Total	$178,942,107	$147,258,900	$275,804,425

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,510,213	2,114,129	3,266,392
Class C	114,854	104,777	242,156
Class R2	25,028	41,110	40,057
Institutional Class	9,049,915	4,492,635	11,758,228
Select Class	1,827,408	3,965,537	5,402,776

Net asset value:
Class A — Redemption price per share	$14.26	$13.73	$13.30
Class C — Offering price per share (a)	14.24	13.70	13.25
Class R2 — Offering and redemption price per share	14.25	13.73	13.29
Institutional Class — Offering and redemption price per share	14.29	13.75	13.32
Select Class — Offering and redemption price per share	14.27	13.73	13.31
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.93	$14.38	$13.93

Cost of investments in non-affiliates	$1,464,436	$1,263,836	$2,342,110
Cost of investments in affiliates	171,557,121	139,837,171	273,156,711

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$5,143,419	$2,413,644	$6,066,725
Investments in affiliates, at value	448,811,499	136,627,438	380,707,532
Total investment securities, at value	453,954,918	139,041,082	386,774,257
Receivables:
Investment securities sold	—	—	825,199
Fund shares sold	635,194	195,823	602,337
Interest and dividends	18,691	8,772	22,051
Variation margin on futures contracts	816,747	258,277	1,034,454
Due from Advisor (See Note 3.F.)	27,784	13,171	24,832
Total Assets	455,453,334	139,517,125	389,283,130

LIABILITIES:
Payables:
Due to custodian	—	—	10
Dividends	65,704	21,233	43,221
Investment securities purchased	6,370,000	750,000	5,171,047
Fund shares redeemed	417,105	652,926	213,996
Accrued liabilities:
Shareholder servicing fees	17,993	6,253	13,954
Distribution fees	18,312	11,621	17,730
Trustees’ and Chief Compliance Officer’s fees	786	412	696
Other	91,885	23,387	113,061
Total Liabilities	6,981,785	1,465,832	5,573,715
Net Assets	$448,471,549	$138,051,293	$383,709,415

SEE NOTES TO FINANCIAL STATEMENTS.

50 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid in capital	$497,464,069	$137,857,073	$430,329,720
Accumulated undistributed net investment income	226,426	89,209	273,258
Accumulated net realized gains (losses)	(62,554,481)	(4,561,878)	(49,583,053)
Net unrealized appreciation (depreciation)	13,335,535	4,666,889	2,689,490
Total Net Assets	$448,471,549	$138,051,293	$383,709,415

Net Assets:
Class A	$76,190,736	$44,106,099	$75,407,042
Class C	3,886,356	1,719,801	2,856,215
Class R2	962,341	3,425,091	879,610
Institutional Class	227,784,902	41,093,300	197,110,956
Select Class	139,647,214	47,707,002	107,455,592
Total	$448,471,549	$138,051,293	$383,709,415

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,859,908	3,629,955	6,062,838
Class C	299,269	141,589	230,517
Class R2	74,029	282,173	70,740
Institutional Class	17,473,509	3,376,590	15,799,890
Select Class	10,716,656	3,921,060	8,624,378

Net asset value:
Class A — Redemption price per share	$13.00	$12.15	$12.44
Class C — Offering price per share (a)	12.99	12.15	12.39
Class R2 — Offering and redemption price per share	13.00	12.14	12.43
Institutional Class — Offering and redemption price per share	13.04	12.17	12.48
Select Class — Offering and redemption price per share	13.03	12.17	12.46
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.61	$12.72	$13.03

Cost of investments in non-affiliates	$5,140,574	$2,412,068	$6,063,370
Cost of investments in affiliates	435,674,637	132,037,236	378,205,711

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$1,630,840	$4,445,921	$612,192	$677,426
Investments in affiliates, at value	88,161,175	264,634,392	31,702,461	36,408,337
Total investment securities, at value	89,792,015	269,080,313	32,314,653	37,085,763
Receivables:
Fund shares sold	164,713	381,251	99,816	207,663
Interest and dividends	5,928	16,159	2,225	2,462
Variation margin on futures contracts	386,025	804,977	111,166	129,327
Due from Advisor (See Note 3.F.)	10,646	29,421	5,198	7,756
Total Assets	90,359,327	270,312,121	32,533,058	37,432,971

LIABILITIES:
Payables:
Dividends	14,359	27,845	10,605	7,875
Investment securities purchased	710,000	2,400,000	371,000	320,000
Fund shares redeemed	49,665	211,774	30,947	12,289
Accrued liabilities:
Shareholder servicing fees	4,452	7,032	1,176	1,545
Distribution fees	7,092	12,139	2,443	2,263
Trustees’ and Chief Compliance Officer’s fees	339	526	130	132
Other	23,708	117,103	13,337	26,679
Total Liabilities	809,615	2,776,419	429,638	370,783
Net Assets	$89,549,712	$267,535,702	$32,103,420	$37,062,188

SEE NOTES TO FINANCIAL STATEMENTS.

52 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
NET ASSETS:
Paid in capital	$89,769,836	$299,253,534	$31,490,169	$36,762,678
Accumulated undistributed net investment income	65,771	178,015	32,312	30,311
Accumulated net realized gains (losses)	(3,564,502)	(34,117,908)	(1,071,295)	(351,225)
Net unrealized appreciation (depreciation)	3,278,607	2,222,061	1,652,234	620,424
Total Net Assets	$89,549,712	$267,535,702	$32,103,420	$37,062,188
Net Assets:
Class A	$30,438,063	$50,346,674	$10,913,187	$8,152,363
Class C	882,071	2,312,972	197,843	240,978
Class R2	617,460	688,424	256,788	1,008,870
Institutional Class	23,662,001	160,990,713	11,600,516	15,656,125
Select Class	33,950,117	53,196,919	9,135,086	12,003,852
Total	$89,549,712	$267,535,702	$32,103,420	$37,062,188

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,605,533	4,113,116	923,789	687,743
Class C	75,675	190,030	16,752	20,362
Class R2	52,854	56,320	21,745	85,182
Institutional Class	2,019,113	13,109,923	979,934	1,317,346
Select Class	2,896,776	4,337,674	771,775	1,010,652

Net asset value:
Class A — Redemption price per share	$11.68	$12.24	$11.81	$11.85
Class C — Offering price per share (a)	11.66	12.17	11.81	11.83
Class R2 — Offering and redemption price per share	11.68	12.22	11.81	11.84
Institutional Class — Offering and redemption price per share	11.72	12.28	11.84	11.88
Select Class — Offering and redemption price per share	11.72	12.26	11.84	11.88
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.23	$12.82	$12.37	$12.41

Cost of investments in non-affiliates	$1,629,939	$4,443,464	$611,857	$677,072
Cost of investments in affiliates	84,946,318	262,554,214	30,074,563	35,805,787

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 53

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,787	$5,060	$9,397
Interest income from affiliates	6,025	7,289	1,170
Dividend income from affiliates	4,914,347	4,275,342	7,747,711
Total investment income	4,925,159	4,287,691	7,758,278

EXPENSES:
Distribution fees:
Class A	31,061	43,799	63,754
Class C	8,789	6,328	14,168
Class R2	798	1,465	770
Shareholder servicing fees:
Class A	31,061	43,799	63,754
Class C	2,930	2,109	4,723
Class R2	399	732	385
Institutional Class	111,956	61,164	144,776
Select Class	41,260	109,318	156,799
Interest expense to affiliates	—	—	812
Trustees’ and Chief Compliance Officer’s fees	1,416	1,229	2,350
Transfer agent fees	90,689	117,377	214,599
Other	9,557	9,345	7,706
Total expenses	329,916	396,665	674,596
Less amounts waived	(159,363)	(147,794)	(270,188)
Less expense reimbursements	(73,217)	(90,885)	(154,141)
Net expenses	97,336	157,986	250,267
Net investment income (loss)	4,827,823	4,129,705	7,508,011

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43	66	123
Investments in affiliates	1,208,735	470,008	(9,670)
Futures	424,036	324,987	670,895
Foreign currency transactions	15,021	26,300	(1,576)
Net realized gain (loss)	1,647,835	821,361	659,772
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	582	124	(112)
Investments in affiliates	8,641,146	9,760,838	20,093,809
Futures	(31,143)	(25,056)	(26,007)
Foreign currency translations	(23,873)	(39,673)	(52,868)
Change in net unrealized appreciation (depreciation)	8,586,712	9,696,233	20,014,822
Net realized/unrealized gains (losses)	10,234,547	10,517,594	20,674,594
Change in net assets resulting from operations	$15,062,370	$14,647,299	$28,182,605

SEE NOTES TO FINANCIAL STATEMENTS.

54 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$19,617	$6,579	$21,596
Interest income from affiliates	2,941	5,364	3,418
Dividend income from affiliates	11,127,995	2,931,039	7,998,332
Total investment income	11,150,553	2,942,982	8,023,346

EXPENSES:
Distribution fees:
Class A	114,091	54,771	108,920
Class C	20,927	10,294	13,311
Class R2	1,542	6,655	1,087
Shareholder servicing fees:
Class A	114,091	54,771	108,920
Class C	6,976	3,431	4,437
Class R2	771	3,328	544
Institutional Class	217,406	41,128	196,623
Select Class	261,245	103,150	201,428
Interest expense to affiliates	513	—	750
Trustees’ and Chief Compliance Officer’s fees	3,697	1,134	3,226
Transfer agent fees	333,124	86,342	342,835
Other	9,643	9,231	8,380
Total expenses	1,084,026	374,235	990,461
Less amounts waived	(433,714)	(140,117)	(383,672)
Less expense reimbursements	(235,271)	(53,916)	(225,336)
Net expenses	415,041	180,202	381,453
Net investment income (loss)	10,735,512	2,762,780	7,641,893

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	250	40	228
Investments in affiliates	(2,924,715)	1,029,713	(2,959,289)
Futures	1,853,826	727,737	2,579,609
Foreign currency transactions	(37,438)	(27,991)	19,360
Net realized gain (loss)	(1,108,077)	1,729,499	(360,092)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(16)	1,200	1,065
Investments in affiliates	35,499,102	5,100,690	31,415,895
Futures	(24,996)	33,833	(6,255)
Foreign currency translations	(2,645)	(18,132)	(29,835)
Change in net unrealized appreciation (depreciation)	35,471,445	5,117,591	31,380,870
Net realized/unrealized gains (losses)	34,363,368	6,847,090	31,020,778
Change in net assets resulting from operations	$45,098,880	$9,609,870	$38,662,671

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,771	$16,036	$1,661	$1,459
Interest income from affiliates	3,072	3,330	429	324
Dividend income from affiliates	1,739,320	5,322,320	634,727	556,575
Total investment income	1,747,163	5,341,686	636,817	558,358

EXPENSES:
Distribution fees:
Class A	38,630	74,506	13,567	10,992
Class C	5,116	10,084	805	1,224
Class R2	1,142	1,004	445	2,090
Shareholder servicing fees:
Class A	38,630	74,506	13,567	10,992
Class C	1,705	3,361	268	408
Class R2	571	502	222	1,045
Institutional Class	27,368	161,672	13,814	12,778
Select Class	79,166	97,155	19,182	15,389
Interest expense to affiliates	—	650	—	—
Trustees’ and Chief Compliance Officer’s fees	838	2,319	301	257
Transfer agent fees	76,865	319,627	36,302	47,768
Other	9,023	9,820	8,867	9,006
Total expenses	279,054	755,206	107,340	111,949
Less amounts waived	(97,825)	(273,225)	(35,076)	(30,827)
Less expense reimbursements	(56,566)	(239,011)	(34,626)	(47,462)
Net expenses	124,663	242,970	37,638	33,660
Net investment income (loss)	1,622,500	5,098,716	599,179	524,698

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23	188	1	4
Investments in affiliates	480,697	(1,961,743)	560,191	671,643
Futures	513,958	1,962,298	168,528	143,163
Foreign currency transactions	(20,724)	(8,807)	(646)	(3,110)
Net realized gain (loss)	973,954	(8,064)	728,074	811,700
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	619	273	240	282
Investments in affiliates	4,755,722	22,466,057	1,258,899	(282,201)
Futures	48,578	56,475	15,785	13,046
Foreign currency translations	(7,869)	(6,241)	(426)	(503)
Change in net unrealized appreciation (depreciation)	4,797,050	22,516,564	1,274,498	(269,376)
Net realized/unrealized gains (losses)	5,771,004	22,508,500	2,002,572	542,324
Change in net assets resulting from operations	$7,393,504	$27,607,216	$2,601,751	$1,067,022

SEE NOTES TO FINANCIAL STATEMENTS.

56 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,827,823	$3,996,339	$4,129,705	$3,774,032
Net realized gain (loss)	1,647,835	(18,366,252)	821,361	(23,187,450)
Distributions of realized gains by investment company affiliates	—	1,790,384	—	2,427,098
Change in net unrealized appreciation (depreciation)	8,586,712	5,989,261	9,696,233	5,824,934
Change in net assets resulting from operations	15,062,370	(6,590,268)	14,647,299	(11,161,386)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(414,509)	(96,994)	(599,989)	(227,528)
From net realized gains	—	(33,395)	—	(132,353)
Class C
From net investment income	(33,039)	(11,311)	(25,160)	(7,758)
From net realized gains	—	(5,332)	—	(3,806)
Class R2 (a)
From net investment income	(4,865)	(1,416)	(9,983)	(3,573)
From net realized gains	—	(928)	—	(1,195)
Institutional Class
From net investment income	(3,754,547)	(3,351,840)	(2,144,085)	(2,117,087)
From net realized gains	—	(1,426,618)	—	(1,292,135)
Select Class
From net investment income	(549,210)	(467,384)	(1,488,956)	(1,188,178)
From net realized gains	—	(214,977)	—	(714,685)
Total distributions to shareholders	(4,756,170)	(5,610,195)	(4,268,173)	(5,688,298)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	62,864,363	18,384,727	36,789,744	10,870,885

NET ASSETS:
Change in net assets	73,170,563	6,184,264	47,168,870	(5,978,799)
Beginning of period	105,771,544	99,587,280	100,090,030	106,068,829
End of period	$178,942,107	$105,771,544	$147,258,900	$100,090,030
Accumulated undistributed (distributions in excess of) net investment income	$78,168	$(38,022)	$79,010	$169,083

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,508,011	$5,553,067	$10,735,512	$8,265,523
Net realized gain (loss)	659,772	(34,017,858)	(1,108,077)	(65,372,121)
Distributions of realized gains by investment company affiliates	—	4,942,688	—	8,719,767
Change in net unrealized appreciation (depreciation)	20,014,822	(277,699)	35,471,445	3,713,705
Change in net assets resulting from operations	28,182,605	(23,799,802)	45,098,880	(44,673,126)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(827,526)	(268,072)	(1,328,069)	(350,341)
From net realized gains	—	(200,100)	—	(369,967)
Class C
From net investment income	(50,747)	(13,536)	(66,965)	(21,654)
From net realized gains	—	(7,603)	—	(25,694)
Class R2 (a)
From net investment income	(5,849)	(1,682)	(9,880)	(1,930)
From net realized gains	—	(1,402)	—	(1,657)
Institutional Class
From net investment income	(4,865,870)	(3,759,949)	(6,808,765)	(5,064,944)
From net realized gains	—	(2,983,696)	—	(5,377,686)
Select Class
From net investment income	(1,985,945)	(1,177,771)	(3,158,552)	(1,873,364)
From net realized gains	—	(859,920)	—	(1,951,107)
Total distributions to shareholders	(7,735,937)	(9,273,731)	(11,372,231)	(15,038,344)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	82,651,101	41,746,050	132,049,626	69,422,322

NET ASSETS:
Change in net assets	103,097,769	8,672,517	165,776,275	9,710,852
Beginning of period	172,706,656	164,034,139	282,695,274	272,984,422
End of period	$275,804,425	$172,706,656	$448,471,549	$282,695,274

Accumulated undistributed net investment income	$103,879	$307,969	$226,426	$813,686

SEE NOTES TO FINANCIAL STATEMENTS.

58 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,762,780	$1,030,005	$7,641,893	$5,417,302
Net realized gain (loss)	1,729,499	(7,243,673)	(360,092)	(54,201,307)
Distributions of realized gains by investment company affiliates	—	1,275,951	—	9,149,247
Change in net unrealized appreciation (depreciation)	5,117,591	934,635	31,380,870	(6,406,062)
Change in net assets resulting from operations	9,609,870	(4,003,082)	38,662,671	(46,040,820)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(548,190)	(75,892)	(968,002)	(218,266)
From net realized gains	—	(15,453)	—	(354,449)
Class C
From net investment income	(23,349)	(6,009)	(30,353)	(9,511)
From net realized gains	—	(1,407)	—	(19,920)
Class R2 (a)
From net investment income	(26,447)	(1,336)	(6,624)	(1,280)
From net realized gains	—	(258)	—	(2,167)
Institutional Class
From net investment income	(1,166,151)	(385,041)	(5,063,408)	(3,390,401)
From net realized gains	—	(73,288)	—	(5,904,644)
Select Class
From net investment income	(1,036,603)	(417,940)	(1,950,887)	(1,191,661)
From net realized gains	—	(75,926)	—	(2,030,629)
Total distributions to shareholders	(2,800,740)	(1,052,550)	(8,019,274)	(13,122,928)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	76,964,886	41,193,330	116,098,823	78,348,458

NET ASSETS:
Change in net assets	83,774,016	36,137,698	146,742,220	19,184,710
Beginning of period	54,277,277	18,139,579	236,967,195	217,782,485
End of period	$138,051,293	$54,277,277	$383,709,415	$236,967,195

Accumulated undistributed net investment income	$89,209	$112,922	$273,258	$516,459

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,622,500	$710,847	$5,098,716	$3,558,144
Net realized gain (loss)	973,954	(5,538,895)	(8,064)	(38,040,233)
Distributions of realized gains by investment company affiliates	—	1,354,178	—	6,679,907
Change in net unrealized appreciation (depreciation)	4,797,050	(317,254)	22,516,564	(4,823,320)
Change in net assets resulting from operations	7,393,504	(3,791,124)	27,607,216	(32,625,502)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(303,997)	(31,439)	(628,950)	(145,063)
From net realized gains	—	(5,336)	—	(379,294)
Class C
From net investment income	(10,409)	(6,738)	(22,598)	(4,081)
From net realized gains	—	(1,645)	—	(11,732)
Class R2 (a)
From net investment income	(3,786)	(761)	(5,104)	(889)
From net realized gains	—	(171)	—	(2,386)
Institutional Class
From net investment income	(682,453)	(225,052)	(4,160,858)	(2,107,977)
From net realized gains	—	(36,003)	—	(4,960,207)
Select Class
From net investment income	(693,596)	(320,328)	(911,389)	(458,576)
From net realized gains	—	(54,196)	—	(1,095,444)
Total distributions to shareholders	(1,694,241)	(681,669)	(5,728,899)	(9,165,649)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	40,945,702	34,638,482	77,253,488	55,563,843

NET ASSETS:
Change in net assets	46,644,965	30,165,689	99,131,805	13,772,692
Beginning of period	42,904,747	12,739,058	168,403,897	154,631,205
End of period	$89,549,712	$42,904,747	$267,535,702	$168,403,897

Accumulated undistributed net investment income	$65,771	$126,928	$178,015	$744,305

SEE NOTES TO FINANCIAL STATEMENTS.

60 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$599,179	$218,915	$524,698	$140,113
Net realized gain (loss)	728,074	(2,076,907)	811,700	(1,286,799)
Distributions of realized gains by investment company affiliates	—	370,540	—	208,511
Change in net unrealized appreciation (depreciation)	1,274,498	739,364	(269,376)	1,039,380
Change in net assets resulting from operations	2,601,751	(748,088)	1,067,022	101,205

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(106,443)	(11,265)	(87,385)	(5,258)
From net realized gains	—	(1,626)	—	(1,929)
Class C
From net investment income	(2,130)	(502)	(2,351)	(1,089)
From net realized gains	—	(108)	—	(555)
Class R2 (a)
From net investment income	(1,971)	(877)	(5,328)	(745)
From net realized gains	—	(183)	—	(381)
Institutional Class
From net investment income	(329,885)	(129,439)	(307,773)	(75,051)
From net realized gains	—	(17,024)	—	(25,063)
Select Class
From net investment income	(165,015)	(70,395)	(137,528)	(27,599)
From net realized gains	—	(9,578)	—	(9,086)
Total distributions to shareholders	(605,444)	(240,997)	(540,365)	(146,756)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,363,054	11,078,006	26,117,542	8,272,889

NET ASSETS:
Change in net assets	17,359,361	10,088,921	26,644,199	8,227,338
Beginning of period	14,744,059	4,655,138	10,417,989	2,190,651
End of period	$32,103,420	$14,744,059	$37,062,188	$10,417,989

Accumulated undistributed net investment income	$32,312	$19,365	$30,311	$33,988

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,853,480	$7,679,654	$26,238,516	$7,489,629
Dividends and distributions reinvested	404,811	123,179	575,626	357,539
Cost of shares redeemed	(7,987,761)	(4,520,390)	(7,229,965)	(2,910,651)
Change in net assets from Class A capital transactions	$16,270,530	$3,282,443	$19,584,177	$4,936,517
Class C
Proceeds from shares issued	$1,345,251	$392,829	$1,178,486	$317,340
Dividends and distributions reinvested	24,818	13,923	13,990	10,100
Cost of shares redeemed	(195,771)	(249,066)	(204,741)	(75,518)
Change in net assets from Class C capital transactions	$1,174,298	$157,686	$987,735	$251,922
Class R2 (a)
Proceeds from shares issued	$359,943	$50,000	$375,314	$202,410
Dividends and distributions reinvested	4,865	2,344	9,983	4,767
Cost of shares redeemed	(70,271)	—	(65,141)	(604)
Change in net assets from Class R2 capital transactions	$294,537	$52,344	$320,156	$206,573
Institutional Class
Proceeds from shares issued	$49,872,336	$27,585,081	$22,619,915	$19,981,132
Dividends and distributions reinvested	1,065,604	1,324,657	2,046,297	3,372,892
Cost of shares redeemed	(19,308,291)	(16,877,103)	(24,462,608)	(25,654,161)
Change in net assets from Institutional Class capital transactions	$31,629,649	$12,032,635	$203,604	$(2,300,137)
Select Class
Proceeds from shares issued	$20,193,605	$11,313,853	$24,670,260	$24,828,826
Dividends and distributions reinvested	547,889	681,655	1,476,515	1,896,671
Cost of shares redeemed	(7,246,145)	(9,135,889)	(10,452,703)	(18,949,487)
Change in net assets from Select Class capital transactions	$13,495,349	$2,859,619	$15,694,072	$7,776,010

Total change in net assets from capital transactions	$62,864,363	$18,384,727	$36,789,744	$10,870,885

SEE NOTES TO FINANCIAL STATEMENTS.

62 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	1,672,153	602,840	1,884,412	603,063
Reinvested	28,154	9,777	41,566	30,067
Redeemed	(569,009)	(359,620)	(527,690)	(245,006)
Change in Class A Shares	1,131,298	252,997	1,398,288	388,124
Class C
Issued	94,376	28,452	84,083	26,371
Reinvested	1,731	1,108	1,015	853
Redeemed	(13,497)	(18,665)	(14,677)	(6,100)
Change in Class C Shares	82,610	10,895	70,421	21,124
Class R2 (a)
Issued	25,263	4,004	26,966	17,648
Reinvested	338	190	723	407
Redeemed	(4,767)	—	(4,577)	(57)
Change in Class R2 Shares	20,834	4,194	23,112	17,998
Institutional Class
Issued	3,473,092	2,155,383	1,631,276	1,633,969
Reinvested	74,148	105,572	147,939	282,842
Redeemed	(1,342,633)	(1,326,357)	(1,767,048)	(2,106,203)
Change in Institutional Class Shares	2,204,607	934,598	12,167	(189,392)
Select Class
Issued	1,397,952	870,244	1,770,833	1,993,832
Reinvested	38,168	54,568	106,854	159,800
Redeemed	(501,141)	(716,976)	(755,610)	(1,531,276)
Change in Select Class Shares	934,979	207,836	1,122,077	622,356

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,251,992	$8,967,212	$67,306,798	$14,626,719
Dividends and distributions reinvested	711,093	434,168	1,230,273	693,555
Cost of shares redeemed	(8,974,909)	(1,861,190)	(13,968,916)	(3,045,831)
Change in net assets from Class A capital transactions	$29,988,176	$7,540,190	$54,568,155	$12,274,443
Class C
Proceeds from shares issued	$2,683,557	$875,053	$3,018,353	$1,668,988
Dividends and distributions reinvested	44,287	18,666	42,280	34,132
Cost of shares redeemed	(488,962)	(58,457)	(993,038)	(314,976)
Change in net assets from Class C capital transactions	$2,238,882	$835,262	$2,067,595	$1,388,144
Class R2 (a)
Proceeds from shares issued	$445,686	$77,843	$993,266	$175,124
Dividends and distributions reinvested	5,849	3,084	9,869	3,586
Cost of shares redeemed	(1,194)	(537)	(227,676)	(829)
Change in net assets from Class R2 capital transactions	$450,341	$80,390	$775,459	$177,881
Institutional Class
Proceeds from shares issued	$66,830,013	$30,350,426	$75,218,442	$51,579,452
Dividends and distributions reinvested	4,759,711	6,716,630	6,585,125	10,356,820
Cost of shares redeemed	(41,232,117)	(30,621,144)	(60,979,846)	(36,003,716)
Change in net assets from Institutional Class capital transactions	$30,357,607	$6,445,912	$20,823,721	$25,932,556
Select Class
Proceeds from shares issued	$29,318,558	$36,619,882	$72,044,131	$59,365,907
Dividends and distributions reinvested	1,956,607	2,016,682	3,108,986	3,800,487
Cost of shares redeemed	(11,659,070)	(11,792,268)	(21,338,421)	(33,517,096)
Change in net assets from Select Class capital transactions	$19,616,095	$26,844,296	$53,814,696	$29,649,298

Total change in net assets from capital transactions	$82,651,101	$41,746,050	$132,049,626	$69,422,322

SEE NOTES TO FINANCIAL STATEMENTS.

64 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	2,786,065	763,248	4,992,114	1,297,954
Reinvested	52,507	38,634	92,533	64,308
Redeemed	(668,266)	(170,380)	(1,055,800)	(271,204)
Change in Class A Shares	2,170,306	631,502	4,028,847	1,091,058
Class C
Issued	196,808	75,329	225,731	137,818
Reinvested	3,287	1,644	3,192	3,159
Redeemed	(36,373)	(4,908)	(73,388)	(26,832)
Change in Class C Shares	163,722	72,065	155,535	114,145
Class R2 (a)
Issued	32,585	6,899	72,994	16,728
Reinvested	436	277	752	333
Redeemed	(84)	(56)	(16,687)	(91)
Change in Class R2 Shares	32,937	7,120	57,059	16,970
Institutional Class
Issued	4,972,760	2,591,336	5,572,516	4,568,951
Reinvested	351,583	596,135	494,316	956,492
Redeemed	(3,055,258)	(2,665,467)	(4,555,595)	(3,200,055)
Change in Institutional Class Shares	2,269,085	522,004	1,511,237	2,325,388
Select Class
Issued	2,163,147	3,071,482	5,347,842	5,198,632
Reinvested	144,521	179,381	233,643	351,616
Redeemed	(846,002)	(1,048,765)	(1,584,678)	(2,991,920)
Change in Select Class Shares	1,461,666	2,202,098	3,996,807	2,558,328

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$51,787,319	$5,316,345	$74,895,744	$12,986,451
Dividends and distributions reinvested	543,174	91,336	932,897	564,109
Cost of shares redeemed	(13,021,196)	(1,125,202)	(17,623,594)	(2,582,359)
Change in net assets from Class A capital transactions	$39,309,297	$4,282,479	$58,205,047	$10,968,201
Class C
Proceeds from shares issued	$1,219,400	$684,808	$2,319,650	$770,579
Dividends and distributions reinvested	9,571	6,057	19,584	28,860
Cost of shares redeemed	(544,105)	(24,473)	(384,684)	(74,276)
Change in net assets from Class C capital transactions	$684,866	$666,392	$1,954,550	$725,163
Class R2 (a)
Proceeds from shares issued	$3,403,496	$127,677	$860,504	$102,282
Dividends and distributions reinvested	26,447	1,594	6,539	3,446
Cost of shares redeemed	(141,298)	(514)	(80,116)	(186)
Change in net assets from Class R2 capital transactions	$3,288,645	$128,757	$786,927	$105,542
Institutional Class
Proceeds from shares issued	$37,062,077	$10,343,382	$66,600,801	$53,055,144
Dividends and distributions reinvested	1,111,743	449,705	4,868,826	9,230,560
Cost of shares redeemed	(18,849,696)	(3,737,630)	(58,484,634)	(28,003,970)
Change in net assets from Institutional Class capital transactions	$19,324,124	$7,055,457	$12,984,993	$34,281,734
Select Class
Proceeds from shares issued	$17,582,397	$33,482,517	$58,639,690	$48,092,600
Dividends and distributions reinvested	1,031,492	490,604	1,927,297	3,193,698
Cost of shares redeemed	(4,255,935)	(4,912,876)	(18,399,681)	(19,018,480)
Change in net assets from Select Class capital transactions	$14,357,954	$29,060,245	$42,167,306	$32,267,818

Total change in net assets from capital transactions	$76,964,886	$41,193,330	$116,098,823	$78,348,458

SEE NOTES TO FINANCIAL STATEMENTS.

66 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	4,046,313	511,601	5,721,505	1,255,149
Reinvested	43,329	9,115	72,633	56,618
Redeemed	(1,017,623)	(109,584)	(1,373,123)	(241,365)
Change in Class A Shares	3,072,019	411,132	4,421,015	1,070,402
Class C
Issued	95,538	69,039	177,167	68,782
Reinvested	767	611	1,529	2,901
Redeemed	(41,970)	(1,924)	(29,583)	(7,699)
Change in Class C Shares	54,335	67,726	149,113	63,984
Class R2 (a)
Issued	277,815	13,187	65,762	10,080
Reinvested	2,115	162	517	347
Redeemed	(11,043)	(63)	(5,944)	(22)
Change in Class R2 Shares	268,887	13,286	60,335	10,405
Institutional Class
Issued	3,079,414	985,983	5,114,061	4,949,242
Reinvested	88,402	44,660	376,886	924,357
Redeemed	(1,460,421)	(373,878)	(4,459,675)	(2,604,011)
Change in Institutional Class Shares	1,707,395	656,765	1,031,272	3,269,588
Select Class
Issued	1,397,585	3,069,570	4,494,661	4,198,412
Reinvested	82,056	49,382	149,738	320,123
Redeemed	(340,497)	(500,230)	(1,417,532)	(1,751,755)
Change in Select Class Shares	1,139,144	2,618,722	3,226,867	2,766,780

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,892,481	$3,260,747	$46,518,309	$7,838,558
Dividends and distributions reinvested	295,341	35,195	612,339	522,262
Cost of shares redeemed	(7,271,219)	(723,679)	(9,334,279)	(2,303,833)
Change in net assets from Class A capital transactions	$27,916,603	$2,572,263	$37,796,369	$6,056,987
Class C
Proceeds from shares issued	$430,695	$473,181	$2,236,708	$273,325
Dividends and distributions reinvested	9,082	6,558	12,636	13,930
Cost of shares redeemed	(11,386)	(232,107)	(401,333)	(6,887)
Change in net assets from Class C capital transactions	$428,391	$247,632	$1,848,011	$280,368
Class R2 (a)
Proceeds from shares issued	$658,247	$51,577	$673,806	$97,637
Dividends and distributions reinvested	3,786	931	5,103	3,275
Cost of shares redeemed	(92,636)	(117)	(74,592)	(276)
Change in net assets from Class R2 capital transactions	$569,397	$52,391	$604,317	$100,636
Institutional Class
Proceeds from shares issued	$23,806,284	$9,081,655	$55,804,909	$48,957,119
Dividends and distributions reinvested	641,219	257,147	4,012,791	7,038,509
Cost of shares redeemed	(19,096,894)	(2,671,909)	(45,945,052)	(21,266,700)
Change in net assets from Institutional Class capital transactions	$5,350,609	$6,666,893	$13,872,648	$34,728,928
Select Class
Proceeds from shares issued	$9,856,686	$27,422,235	$36,758,500	$27,818,774
Dividends and distributions reinvested	689,456	370,485	898,905	1,548,501
Cost of shares redeemed	(3,865,440)	(2,693,417)	(14,525,262)	(14,970,351)
Change in net assets from Select Class capital transactions	$6,680,702	$25,099,303	$23,132,143	$14,396,924

Total change in net assets from capital transactions	$40,945,702	$34,638,482	$77,253,488	$55,563,843

SEE NOTES TO FINANCIAL STATEMENTS.

68 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	2,811,328	322,975	3,579,837	765,103
Reinvested	24,357	3,718	48,336	53,290
Redeemed	(580,880)	(61,518)	(731,648)	(218,759)
Change in Class A Shares	2,254,805	265,175	2,896,525	599,634
Class C
Issued	34,703	50,709	172,842	27,062
Reinvested	746	697	1,002	1,430
Redeemed	(1,031)	(24,400)	(30,390)	(751)
Change in Class C Shares	34,418	27,006	143,454	27,741
Class R2 (a)
Issued	54,465	5,224	51,423	9,759
Reinvested	315	98	409	335
Redeemed	(7,233)	(15)	(5,571)	(35)
Change in Class R2 Shares	47,547	5,307	46,261	10,059
Institutional Class
Issued	2,017,115	932,461	4,372,833	4,707,095
Reinvested	52,341	27,062	314,394	716,552
Redeemed	(1,508,734)	(275,544)	(3,540,764)	(2,012,233)
Change in Institutional Class Shares	560,722	683,979	1,146,463	3,411,414
Select Class
Issued	802,413	2,528,133	2,838,944	2,488,897
Reinvested	56,377	39,134	70,794	157,731
Redeemed	(317,111)	(295,539)	(1,123,673)	(1,396,731)
Change in Select Class Shares	541,679	2,271,728	1,786,065	1,249,897

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,953,113	$843,067	$9,374,488	$684,877
Dividends and distributions reinvested	103,150	12,868	83,913	5,361
Cost of shares redeemed	(1,680,113)	(83,054)	(1,705,077)	(142,279)
Change in net assets from Class A capital transactions	$10,376,150	$772,881	$7,753,324	$547,959
Class C
Proceeds from shares issued	$270,368	$25,075	$180,879	$82,724
Dividends and distributions reinvested	983	575	972	671
Cost of shares redeemed	(115,929)	(3,581)	(36,482)	(20,170)
Change in net assets from Class C capital transactions	$155,422	$22,069	$145,369	$63,225
Class R2 (a)
Proceeds from shares issued	$210,499	$50,000	$1,103,154	$50,001
Dividends and distributions reinvested	1,971	1,060	5,328	1,126
Cost of shares redeemed	(6,677)	—	(162,152)	(2)
Change in net assets from Class R2 capital transactions	$205,793	$51,060	$946,330	$51,125
Institutional Class
Proceeds from shares issued	$11,520,990	$6,039,792	$12,823,451	$6,021,382
Dividends and distributions reinvested	305,231	143,824	292,837	99,312
Cost of shares redeemed	(10,575,758)	(821,304)	(4,912,434)	(934,743)
Change in net assets from Institutional Class capital transactions	$1,250,463	$5,362,312	$8,203,854	$5,185,951
Select Class
Proceeds from shares issued	$4,355,060	$5,409,374	$10,286,963	$2,714,030
Dividends and distributions reinvested	159,305	77,464	129,308	30,014
Cost of shares redeemed	(1,139,139)	(617,154)	(1,347,606)	(319,415)
Change in net assets from Select Class capital transactions	$3,375,226	$4,869,684	$9,068,665	$2,424,629

Total change in net assets from capital transactions	$15,363,054	$11,078,006	$26,117,542	$8,272,889

SEE NOTES TO FINANCIAL STATEMENTS.

70 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	950,970	82,972	752,265	70,885
Reinvested	8,407	1,333	6,822	566
Redeemed	(133,018)	(9,059)	(136,313)	(13,732)
Change in Class A Shares	826,359	75,246	622,774	57,719
Class C
Issued	21,270	2,705	14,348	8,659
Reinvested	80	60	79	70
Redeemed	(9,317)	(317)	(2,792)	(1,918)
Change in Class C Shares	12,033	2,448	11,635	6,811
Class R2 (a)
Issued	17,007	4,995	92,255	4,960
Reinvested	162	111	437	120
Redeemed	(530)	—	(12,590)	—
Change in Class R2 Shares	16,639	5,106	80,102	5,080
Institutional Class
Issued	959,162	603,463	1,038,154	612,656
Reinvested	24,591	14,845	23,627	10,387
Redeemed	(831,979)	(83,074)	(387,638)	(94,396)
Change in Institutional Class Shares	151,774	535,234	674,143	528,647
Select Class
Issued	354,836	523,508	820,768	279,534
Reinvested	12,871	8,070	10,514	3,175
Redeemed	(93,854)	(64,471)	(109,450)	(32,595)
Change in Select Class Shares	273,853	467,107	721,832	250,114

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2010	$12.96	$0.46	(g)	$1.28	$1.74	$(0.44)	$—	$(0.44)
Year Ended June 30, 2009	14.75	0.47	(g)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)
Year Ended June 30, 2008	15.98	0.59	(g)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)
Year Ended June 30, 2007	14.88	0.62	(g)	0.94	1.56	(0.46)	— (h)	(0.46)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2010	12.95	0.38	(g)	1.27	1.65	(0.36)	—	(0.36)
Year Ended June 30, 2009	14.75	0.43	(g)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(g)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(g)	0.97	1.47	(0.37)	— (h)	(0.37)
May 15, 2006 (i) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—	(0.08)

Class R2
Year Ended June 30, 2010	12.95	0.40	(g)	1.31	1.71	(0.41)	—	(0.41)
November 3, 2008 (j) through June 30, 2009	12.49	0.30	(g)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Year Ended June 30, 2010	12.98	0.49	(g)	1.29	1.78	(0.47)	—	(0.47)
Year Ended June 30, 2009	14.77	0.54	(g)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)
Year Ended June 30, 2008	15.99	0.65	(g)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(g)	0.89	1.62	(0.51)	— (h)	(0.51)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

Select Class
Year Ended June 30, 2010	12.96	0.47	(g)	1.29	1.76	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.76	0.51	(g)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(g)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(g)	0.97	1.59	(0.49)	— (h)	(0.49)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.26	13.42%	$21,538	0.28%	3.21%	0.57%	10%
12.96	(7.13)	4,910	0.42	3.68	0.62	63
14.75	(3.27)	1,857	0.42	3.82	0.56	38
15.98	10.55	134	0.42	3.91	1.02	38
14.88	(0.19)	25	0.41	5.10	0.73	1

14.24	12.78	1,635	0.92	2.67	1.07	10
12.95	(7.64)	418	0.92	3.32	1.11	63
14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38
14.88	(0.25)	25	0.91	4.61	1.19	1

14.25	13.19	357	0.53	2.80	0.82	10
12.95	8.61	54	0.67	3.71	0.89	63

14.29	13.75	129,331	0.02	3.44	0.17	10
12.98	(6.77)	88,821	0.02	4.17	0.22	63
14.77	(2.88)	87,311	0.02	4.13	0.15	38
15.99	10.99	66,328	0.02	4.56	0.24	38
14.88	(0.14)	119	0.02	6.03	0.37	1

14.27	13.62	26,081	0.17	3.27	0.32	10
12.96	(6.99)	11,569	0.17	4.01	0.37	63
14.76	(3.02)	10,104	0.17	3.93	0.31	38
15.98	10.80	3,455	0.17	3.88	0.46	38
14.88	(0.15)	100	0.17	5.35	0.52	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2010 Fund
Class A
Year Ended June 30, 2010	$12.36	$0.44	(g)	$1.38	$1.82	$(0.45)	$—	$(0.45)
Year Ended June 30, 2009	14.67	0.46	(g)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)
May 15, 2006 (h) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2010	12.35	0.37	(g)	1.35	1.72	(0.37)	—	(0.37)
Year Ended June 30, 2009	14.65	0.41	(g)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—	(0.04)

Class R2
Year Ended June 30, 2010	12.36	0.41	(g)	1.37	1.78	(0.41)	—	(0.41)
November 3, 2008 (i) through June 30, 2009	12.03	0.28	(g)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Year Ended June 30, 2010	12.37	0.47	(g)	1.39	1.86	(0.48)	—	(0.48)
Year Ended June 30, 2009	14.67	0.50	(g)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—	(0.06)

Select Class
Year Ended June 30, 2010	12.36	0.45	(g)	1.38	1.83	(0.46)	—	(0.46)
Year Ended June 30, 2009	14.66	0.48	(g)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)
May 15, 2006 (h) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.73	14.72%	$29,031	0.29%	3.19%	0.60%	16%
12.36	(10.62)	8,850	0.43	3.74	0.67	63
14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

13.70	13.97	1,435	0.93	2.70	1.10	16
12.35	(10.95)	424	0.93	3.38	1.17	63
14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

13.73	14.45	564	0.55	2.96	0.85	16
12.36	8.13	222	0.68	3.71	0.97	63

13.75	15.07	61,771	0.03	3.44	0.20	16
12.37	(10.22)	55,445	0.03	4.00	0.26	63
14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

13.73	14.83	54,458	0.18	3.28	0.35	16
12.36	(10.36)	35,148	0.18	3.90	0.41	63
14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2010	$11.81	$0.42	(g)	$1.48	$1.90	$(0.41)	$—	$(0.41)
Year Ended June 30, 2009	14.67	0.40	(g)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)
Year Ended June 30, 2008	16.56	0.46	(g)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(g)	1.83	2.24	(0.50)	(0.01)	(0.51)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2010	11.77	0.33	(g)	1.49	1.82	(0.34)	—	(0.34)
Year Ended June 30, 2009	14.65	0.37	(g)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(g)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(g)	1.85	2.16	(0.41)	(0.01)	(0.42)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—	(0.04)

Class R2
Year Ended June 30, 2010	11.81	0.39	(g)	1.47	1.86	(0.38)	—	(0.38)
November 3, 2008 (i) through June 30, 2009	11.65	0.25	(g)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Year Ended June 30, 2010	11.82	0.44	(g)	1.50	1.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.68	0.44	(g)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(g)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(g)	1.82	2.31	(0.56)	(0.01)	(0.57)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2010	11.82	0.42	(g)	1.49	1.91	(0.42)	—	(0.42)
Year Ended June 30, 2009	14.67	0.42	(g)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(g)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(g)	1.83	2.29	(0.54)	(0.01)	(0.55)
May 15, 2006 (h) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.30	16.05%	$43,456	0.29%	3.06%	0.60%	17%
11.81	(14.49)	12,945	0.43	3.41	0.65	50
14.67	(6.74)	6,816	0.43	2.92	0.65	26
16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

13.25	15.42	3,208	0.93	2.47	1.10	17
11.77	(14.89)	923	0.93	3.24	1.18	50
14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

13.29	15.74	533	0.55	2.91	0.85	17
11.81	7.26	84	0.68	3.49	0.93	50

13.32	16.40	156,672	0.03	3.27	0.20	17
11.82	(14.17)	112,187	0.03	3.68	0.25	50
14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

13.31	16.15	71,936	0.18	3.10	0.35	17
11.82	(14.23)	46,567	0.18	3.63	0.41	50
14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2010	$11.44	$0.36	(g)	$1.58	$1.94	$(0.38)	$—	$(0.38)
Year Ended June 30, 2009	14.68	0.34	(g)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2008	16.86	0.42	(g)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(g)	2.17	2.54	(0.45)	(0.01)	(0.46)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2010	11.43	0.29	(g)	1.57	1.86	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.69	0.30	(g)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(g)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(g)	2.24	2.46	(0.37)	(0.01)	(0.38)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)

Class R2
Year Ended June 30, 2010	11.43	0.34	(g)	1.58	1.92	(0.35)	—	(0.35)
November 3, 2008 (i) through June 30, 2009	11.40	0.21	(g)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Year Ended June 30, 2010	11.46	0.40	(g)	1.59	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.70	0.39	(g)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(g)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(g)	2.22	2.61	(0.51)	(0.01)	(0.52)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2010	11.46	0.37	(g)	1.59	1.96	(0.39)	—	(0.39)
Year Ended June 30, 2009	14.70	0.37	(g)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(g)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(g)	2.22	2.59	(0.49)	(0.01)	(0.50)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.00	16.91%	$76,191	0.29%	2.70%	0.59%	20%
11.44	(17.10)	20,941	0.43	3.04	0.66	50
14.68	(8.29)	10,863	0.43	2.65	0.68	27
16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

12.99	16.26	3,886	0.93	2.16	1.09	20
11.43	(17.54)	1,643	0.93	2.64	1.16	50
14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

13.00	16.72	962	0.55	2.58	0.84	20
11.43	6.33	194	0.68	3.02	0.95	50

13.04	17.33	227,785	0.03	2.99	0.19	20
11.46	(16.76)	182,929	0.03	3.36	0.25	50
14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

13.03	17.08	139,647	0.18	2.82	0.34	20
11.46	(16.88)	76,989	0.18	3.26	0.41	50
14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2010	$10.61	$0.30	(g)	$1.54	$1.84	$(0.30)	$—	$(0.30)
Year Ended June 30, 2009	13.51	0.30	(g)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.40	(g)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2010	10.61	0.21	(g)	1.55	1.76	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.50	0.23	(g)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.31	(g)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
Year Ended June 30, 2010	10.61	0.24	(g)	1.56	1.80	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	10.30	0.17	(g)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Year Ended June 30, 2010	10.63	0.35	(g)	1.52	1.87	(0.33)	—	(0.33)
Year Ended June 30, 2009	13.52	0.32	(g)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)
July 31, 2007 (h) through June 30, 2008	15.00	0.44	(g)	(1.32)	(0.88)	(0.60)	—	(0.60)

Select Class
Year Ended June 30, 2010	10.62	0.32	(g)	1.54	1.86	(0.31)	—	(0.31)
Year Ended June 30, 2009	13.52	0.31	(g)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.15	17.26%	$44,106	0.30%	2.39%	0.60%	28%
10.61	(19.23)	5,921	0.44	2.88	0.69	51
13.51	(6.48)	1,983	0.44	3.06	0.53	33

12.15	16.52	1,720	0.94	1.71	1.09	28
10.61	(19.58)	926	0.94	2.20	1.21	51
13.50	(6.94)	264	0.94	2.32	1.53	33

12.14	16.90	3,425	0.54	1.88	0.86	28
10.61	5.60	141	0.69	2.72	0.99	51

12.17	17.49	41,093	0.04	2.78	0.19	28
10.63	(18.86)	17,736	0.04	3.04	0.28	51
13.52	(6.14)	13,687	0.04	3.30	0.50	33

12.17	17.43	47,707	0.19	2.54	0.34	28
10.62	(19.05)	29,554	0.19	3.10	0.46	51
13.52	(6.25)	2,206	0.19	2.79	0.55	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2010	$10.80	$0.28	(g)	$1.66	$1.94	$(0.30)	$—	$(0.30)
Year Ended June 30, 2009	14.79	0.25	(g)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2008	17.32	0.29	(g)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(g)	2.77	2.97	(0.40)	— (h)	(0.40)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2010	10.76	0.21	(g)	1.64	1.85	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.76	0.22	(g)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(g)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(g)	2.76	2.89	(0.33)	— (h)	(0.33)
May 15, 2006 (i) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—	(0.03)

Class R2
Year Ended June 30, 2010	10.80	0.30	(g)	1.60	1.90	(0.27)	—	(0.27)
November 3, 2008 (j) through June 30, 2009	11.05	0.16	(g)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Year Ended June 30, 2010	10.83	0.32	(g)	1.66	1.98	(0.33)	—	(0.33)
Year Ended June 30, 2009	14.80	0.30	(g)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(g)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(g)	2.74	3.03	(0.46)	— (h)	(0.46)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2010	10.81	0.29	(g)	1.67	1.96	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.79	0.29	(g)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(g)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(g)	2.75	3.01	(0.44)	— (h)	(0.44)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.

(f)	Net investment income (loss) is affected by timing of distributions of Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.44	17.85%	$75,407	0.30%	2.11%	0.61%	26%
10.80	(21.71)	17,730	0.44	2.36	0.69	52
14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

12.39	17.17	2,856	0.94	1.61	1.11	26
10.76	(22.07)	876	0.94	2.02	1.18	52
14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

12.43	17.51	880	0.55	2.34	0.86	26
10.80	4.66	112	0.69	2.51	0.97	52

12.48	18.17	197,111	0.04	2.47	0.21	26
10.83	(21.35)	159,882	0.04	2.70	0.27	52
14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

12.46	18.04	107,456	0.19	2.27	0.36	26
10.81	(21.52)	58,367	0.19	2.66	0.43	52
14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2010	$10.17	$0.23	(g)	$1.54	$1.77	$(0.26)	$—	$(0.26)
Year Ended June 30, 2009	13.29	0.23	(g)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.33	(g)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2010	10.15	0.18	(g)	1.51	1.69	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.29	0.17	(g)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007 (h) through June 30, 2008	15.00	0.29	(g)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
Year Ended June 30, 2010	10.17	0.19	(g)	1.55	1.74	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	9.90	0.16	(g)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Year Ended June 30, 2010	10.19	0.29	(g)	1.52	1.81	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.30	0.26	(g)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.48)	(1.11)	(0.59)	—	(0.59)

Select Class
Year Ended June 30, 2010	10.19	0.26	(g)	1.54	1.80	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.31	0.26	(g)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.68	17.28%	$30,438	0.30%	1.89%	0.62%	34%
10.17	(21.85)	3,566	0.44	2.33	0.73	55
13.29	(8.01)	1,137	0.44	2.56	0.58	51

11.66	16.61	882	0.94	1.45	1.12	34
10.15	(22.22)	419	0.94	1.77	1.25	55
13.29	(8.43)	189	0.94	2.19	1.80	51

11.68	17.02	617	0.55	1.55	0.88	34
10.17	4.73	54	0.69	2.65	1.00	55

11.72	17.70	23,662	0.04	2.36	0.21	34
10.19	(21.52)	14,863	0.04	2.62	0.32	55
13.30	(7.70)	10,303	0.04	2.83	0.63	51

11.72	17.53	33,950	0.19	2.12	0.36	34
10.19	(21.69)	24,003	0.19	2.74	0.50	55
13.31	(7.74)	1,109	0.19	2.03	0.58	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2010	$10.64	$0.25	(g)	$1.64	$1.89	$(0.29)	$—	$(0.29)
Year Ended June 30, 2009	14.72	0.23	(g)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)
Year Ended June 30, 2008	17.32	0.31	(g)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(g)	2.75	2.98	(0.42)	— (h)	(0.42)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2010	10.60	0.18	(g)	1.62	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.71	0.18	(g)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(g)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(g)	2.78	2.91	(0.34)	— (h)	(0.34)
May 15, 2006 (i) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—	(0.03)

Class R2
Year Ended June 30, 2010	10.63	0.25	(g)	1.60	1.85	(0.26)	—	(0.26)
November 3, 2008 (j) through June 30, 2009	10.92	0.15	(g)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Year Ended June 30, 2010	10.67	0.29	(g)	1.64	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2009	14.74	0.28	(g)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(g)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)
Year Ended June 30, 2007	14.76	0.28	(g)	2.77	3.05	(0.47)	— (h)	(0.47)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2010	10.66	0.26	(g)	1.65	1.91	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.74	0.26	(g)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(g)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)
Year Ended June 30, 2007	14.76	0.26	(g)	2.77	3.03	(0.45)	— (h)	(0.45)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.24	17.71%	$50,347	0.30%	1.92%	0.65%	28%
10.64	(22.48)	12,946	0.44	2.12	0.71	52
14.72	(10.65)	9,084	0.44	1.92	0.72	36
17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

12.17	16.90	2,313	0.94	1.42	1.15	28
10.60	(22.86)	493	0.94	1.68	1.21	52
14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

12.22	17.37	688	0.55	1.97	0.90	28
10.63	4.33	107	0.69	2.32	1.01	52

12.28	18.03	160,991	0.04	2.29	0.24	28
10.67	(22.18)	127,662	0.04	2.54	0.30	52
14.74	(10.30)	126,088	0.04	2.12	0.28	36
17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

12.26	17.79	53,197	0.19	2.05	0.40	28
10.66	(22.33)	27,195	0.19	2.49	0.46	52
14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2010	$10.27	$0.24	(g)	$1.55	$1.79	$(0.25)	$—	$(0.25)
Year Ended June 30, 2009	13.36	0.23	(g)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)
July 31, 2007 (h) through June 30, 2008	15.00	0.30	(g)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Year Ended June 30, 2010	10.28	0.22	(g)	1.49	1.71	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.18	(g)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.19	(g)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
Year Ended June 30, 2010	10.28	0.23	(g)	1.52	1.75	(0.22)	—	(0.22)
November 3, 2008 (i) through June 30, 2009	10.01	0.16	(g)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Year Ended June 30, 2010	10.29	0.29	(g)	1.53	1.82	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.37	0.27	(g)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.42)	(1.05)	(0.58)	—	(0.58)

Select Class
Year Ended June 30, 2010	10.29	0.26	(g)	1.55	1.81	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.37	0.26	(g)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.81	17.31%	$10,913	0.30%	1.89%	0.67%	42%
10.27	(21.23)	1,001	0.44	2.31	0.97	60
13.36	(7.60)	296	0.44	2.27	2.28	37

11.81	16.57	198	0.94	1.81	1.17	42
10.28	(21.55)	49	0.94	1.74	1.46	60
13.37	(8.04)	30	0.94	1.40	3.55	37

11.81	16.94	257	0.56	1.90	0.93	42
10.28	4.98	52	0.69	2.69	1.24	60

11.84	17.62	11,601	0.04	2.38	0.26	42
10.29	(20.86)	8,520	0.04	2.70	0.57	60
13.37	(7.28)	3,916	0.04	2.79	1.39	37

11.84	17.46	9,135	0.19	2.13	0.42	42
10.29	(20.97)	5,123	0.19	2.74	0.74	60
13.37	(7.40)	412	0.19	2.01	2.14	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2010	$10.29	$0.25	(g)	$1.57	$1.82	$(0.26)	$—	$(0.26)
Year Ended June 30, 2009	13.48	0.23	(g)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	(0.05	)(g)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Year Ended June 30, 2010	10.28	0.17	(g)	1.56	1.73	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.49	0.15	(g)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.22	(g)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
Year Ended June 30, 2010	10.28	0.17	(g)	1.62	1.79	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	10.08	0.16	(g)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Year Ended June 30, 2010	10.31	0.29	(g)	1.56	1.85	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.49	0.27	(g)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007 (h) through June 30, 2008	15.00	0.41	(g)	(1.43)	(1.02)	(0.49)	—	(0.49)

Select Class
Year Ended June 30, 2010	10.30	0.26	(g)	1.59	1.85	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.49	0.25	(g)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.32	(g)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.85	17.56%	$8,152	0.30%	1.98%	0.74%	29%
10.29	(21.59)	669	0.44	2.39	1.13	66
13.48	(7.41)	98	0.44	(0.41)	3.10	63

11.83	16.80	241	0.94	1.39	1.24	29
10.28	(21.97)	90	0.94	1.54	1.64	66
13.49	(7.81)	26	0.94	1.67	3.90	63

11.84	17.30	1,009	0.54	1.35	1.01	29
10.28	4.44	52	0.69	2.67	1.36	66

11.88	17.88	15,656	0.04	2.34	0.33	29
10.31	(21.28)	6,631	0.04	2.79	0.75	66
13.49	(7.05)	1,545	0.04	3.08	2.48	63

11.88	17.85	12,004	0.19	2.13	0.49	29
10.30	(21.46)	2,976	0.19	2.60	0.88	66
13.49	(7.15)	522	0.19	2.41	2.52	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

92 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments:

SmartRetirement Income Fund#	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$179,044,524	$1,465,247	$—	$180,509,771
Appreciation in Other Financial Instruments
Futures Contracts	$276,402	$—	$—	$276,402
Depreciation in Other Financial Instruments
Futures Contracts	$(193,670)	$—	$—	$(193,670)

SmartRetirement 2010 Fund#
Total Investments in Securities	$146,692,863	$1,264,528	$—	$147,957,391
Appreciation in Other Financial Instruments
Futures Contracts	$229,271	$—	$—	$229,271
Depreciation in Other Financial Instruments
Futures Contracts	$(175,274)	$—	$—	$(175,274)

SmartRetirement 2015 Fund#
Total Investments in Securities	$276,685,430	$2,343,392	$—	$279,028,822
Appreciation in Other Financial Instruments
Futures Contracts	$386,802	$—	$—	$386,802
Depreciation in Other Financial Instruments
Futures Contracts	$(356,061)	$—	$—	$(356,061)

SmartRetirement 2020 Fund#
Total Investments in Securities	$448,811,499	$5,143,419	$—	$453,954,918
Appreciation in Other Financial Instruments
Futures Contracts	$986,424	$—	$—	$986,424
Depreciation in Other Financial Instruments
Futures Contracts	$(788,521)	$—	$—	$(788,521)

SmartRetirement 2025 Fund#
Total Investments in Securities	$136,627,438	$2,413,644	$—	$139,041,082
Appreciation in Other Financial Instruments
Futures Contracts	$423,614	$—	$—	$423,614
Depreciation in Other Financial Instruments
Futures Contracts	$(347,471)	$—	$—	$(347,471)

SmartRetirement 2030 Fund#
Total Investments in Securities	$380,707,532	$6,066,725	$—	$386,774,257
Appreciation in Other Financial Instruments
Futures Contracts	$1,108,913	$—	$—	$1,108,913
Depreciation in Other Financial Instruments
Futures Contracts	$(919,257)	$—	$—	$(919,257)

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

SmartRetirement 2035 Fund#	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$88,161,175	$1,630,840	$—	$89,792,015
Appreciation in Other Financial Instruments
Futures Contracts	$288,779	$—	$—	$288,779
Depreciation in Other Financial Instruments
Futures Contracts	$(224,451)	$—	$—	$(224,451)

SmartRetirement 2040 Fund#
Total Investments in Securities	$264,634,392	$4,445,921	$—	$269,080,313
Appreciation in Other Financial Instruments
Futures Contracts	$839,698	$—	$—	$839,698
Depreciation in Other Financial Instruments
Futures Contracts	$(694,874)	$—	$—	$(694,874)

SmartRetirement 2045 Fund#
Total Investments in Securities	$31,702,461	$612,192	$—	$32,314,653
Appreciation in Other Financial Instruments
Futures Contracts	$101,402	$—	$—	$101,402
Depreciation in Other Financial Instruments
Futures Contracts	$(77,029)	$—	$—	$(77,029)

SmartRetirement 2050 Fund#
Total Investments in Securities	$36,408,337	$677,426	$—	$37,085,763
Appreciation in Other Financial Instruments
Futures Contracts	$104,091	$—	$—	$104,091
Depreciation in Other Financial Instruments
Futures Contracts	$(86,178)	$—	$—	$(86,178)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedules of Portfolio Investments (SOI). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

B.  Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into

94 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Funds had activity in futures contracts during the year ended June 30, 2010, with the following average notional balances during the year ended June 30, 2010:

Average Notional Balance
SmartRetirement Income Fund
Equity	$10,466,147
Interest Rate	9,398,654
SmartRetirement 2010 Fund
Equity	9,398,255
Interest Rate	8,219,832
SmartRetirement 2015 Fund
Equity	17,735,677
Interest Rate	18,917,557
SmartRetirement 2020 Fund
Equity	41,026,589
Interest Rate	42,408,932
SmartRetirement 2025 Fund
Equity	15,647,742
Interest Rate	17,099,587
SmartRetirement 2030 Fund
Equity	47,602,594
Interest Rate	48,947,165
SmartRetirement 2035 Fund
Equity	11,246,810
Interest Rate	11,728,728
SmartRetirement 2040 Fund
Equity	34,705,405
Interest Rate	36,238,052
SmartRetirement 2045 Fund
Equity	3,880,325
Interest Rate	4,170,214
SmartRetirement 2050 Fund
Equity	3,435,285
Interest Rate	3,783,369

C.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

D.  Summary of Derivative Information — The following tables present the value of derivatives held as of June 30, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$54,849
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	221,553
Total		$276,402

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(32,532)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(161,138)
Total		$(193,670)

SmartRetirement 2010 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$42,531
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	186,740
Total		$229,271

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(34,647)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(140,627)
Total		$(175,274)

SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$85,217
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	301,585
Total		$386,802
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(45,963)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(310,098)
Total		$(356,061)

SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$264,984
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	721,440
Total		$986,424
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(126,722)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(661,799)
Total		$(788,521)

96 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$108,192
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	315,422
Total		$423,614

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(56,790)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(290,681)
Total		$(347,471)

SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$279,234
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	829,679
Total		$1,108,913

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(131,653)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(787,604)
Total		$(919,257)

SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$73,118
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	215,661
Total		$288,779

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(33,231)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(191,220)
Total		$(224,451)

SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$223,366
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	616,332
Total		$839,698
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(121,245)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(573,629)
Total		$(694,874)

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$20,069
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	81,333
Total		$101,402
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(8,449)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(68,580)
Total		$(77,029)

SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$22,494
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	81,597
Total		$104,091
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(12,446)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(73,732)
Total		$(86,178)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2010, by primary underlying risk exposure.

SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$133,091	$133,091
Equity contracts	290,945	290,945
Total	$424,036	$424,036

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$7,357	$7,357
Equity contracts	(38,500)	(38,500)
Total	$(31,143)	$(31,143)

SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$128,391	$128,391
Equity contracts	196,596	196,596
Total	$324,987	$324,987

98 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$1,724	$1,724
Equity contracts	(26,780)	(26,780)
Total	$(25,056)	$(25,056)

SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$325,727	$325,727
Equity contracts	345,168	345,168
Total	$670,895	$670,895

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$16,371	$16,371
Equity contracts	(42,378)	(42,378)
Total	$(26,007)	$(26,007)

SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$462,572	$462,572
Equity contracts	1,391,254	1,391,254
Total	$1,853,826	$1,853,826

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$93,381	$93,381
Equity contracts	(118,377)	(118,377)
Total	$(24,996)	$(24,996)

SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$141,350	$141,350
Equity contracts	586,387	586,387
Total	$727,737	$727,737

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$43,537	$43,537
Equity contracts	(9,704)	(9,704)
Total	$33,833	$33,833

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 99

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$417,478	$417,478
Equity contracts	2,162,131	2,162,131
Total	$2,579,609	$2,579,609

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$133,696	$133,696
Equity contracts	(139,951)	(139,951)
Total	$(6,255)	$(6,255)

SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$80,736	$80,736
Equity contracts	433,222	433,222
Total	$513,958	$513,958

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$37,247	$37,247
Equity contracts	11,331	11,331
Total	$48,578	$48,578

SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$323,367	$323,367
Equity contracts	1,638,931	1,638,931
Total	$1,962,298	$1,962,298

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$98,560	$98,560
Equity contracts	(42,085)	(42,085)
Total	$56,475	$56,475

SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$3,014	$3,014
Equity contracts	165,514	165,514
Total	$168,528	$168,528

100 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$11,657	$11,657
Equity contracts	4,128	4,128
Total	$15,785	$15,785

SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$3,458	$3,458
Equity contracts	139,705	139,705
Total	$143,163	$143,163

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivative Contract	Futures Contracts	Total
Interest rate contracts	$9,168	$9,168
Equity contracts	3,878	3,878
Total	$13,046	$13,046

The Funds’ derivatives contracts held at June 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement Income Fund
JPMorgan Core Bond Fund, Class R5 Shares	$34,447,813	$24,726,675	$—	$—	$2,096,675	5,388,048	$61,693,153
JPMorgan Disciplined Equity Fund, Institutional Class Shares	8,177,328	5,920,767	676,500	54,976	186,248	1,085,669	14,211,413
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,087,743	2,307,405	—	—	406,625	1,059,082	8,080,799
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,799,959	2,004,968	139,530	302	17,288	262,094	5,168,493
JPMorgan Growth Advantage Fund, Class R5 Shares	1,345,260	700,000	—	—	—	324,466	2,222,595
JPMorgan High Yield Fund, Class R5 Shares	9,926,591	5,094,847	—	—	1,097,316	2,117,302	16,303,228
JPMorgan International Equity Fund, Class R5 Shares	3,872,865	2,376,613	280,560	(573,950)	108,873	532,139	5,922,702
JPMorgan International Opportunities Fund, Institutional Class Shares	3,764,720	2,672,672	450,000	(174,787)	124,372	536,131	5,886,718
JPMorgan International Realty Fund, Class R5 Shares	1,182,132	730,400	—	—	130,401	230,939	1,902,934
JPMorgan Intrepid America Fund, Class R5 Shares	3,749,983	1,231,794	1,809,500	(421,181)	51,793	188,314	3,512,056
JPMorgan Intrepid International Fund, Institutional Class Shares	1,097,598	567,117	—	—	25,017	120,035	1,642,080
JPMorgan Prime Money Market Fund, Institutional Class Shares	10,072,439	77,152,146	68,616,900	—	18,255	18,607,685	18,607,685
JPMorgan Real Return Fund, Institutional Class Shares	9,910,626	6,221,516	—	—	443,516	1,763,628	16,895,557

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 101

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement Income Fund (continued)
JPMorgan Realty Income Fund, Class R5 Shares	$1,494,957	$3,089,174	$600,000	$85,498	$89,225	632,500	$4,939,828
JPMorgan Small Cap Equity Fund, Class R5 Shares	1,139,361	579,422	—	(1)	9,423	65,474	1,958,994
JPMorgan Small Cap Growth Fund, Institutional Class Shares	—	600,000	330,000	39,645	—	40,266	351,522
JPMorgan Small Cap Value Fund, Class R5 Shares	461,867	3,841	240,000	(153,406)	3,842	23,070	349,511
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,116,295	577,720	—	—	6,719	149,541	1,778,043
JPMorgan U.S. Equity Fund, Class R5 Shares	—	6,095,815	—	—	15,814	645,245	5,361,983
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	3,736,216	36,030	4,965,074	1,758,844	36,030	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,682,052	285,162	2,605,644	592,795	16,332	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	1,437,879	430,583	—	—	30,583	147,981	2,255,230
Total	$106,503,684			$1,208,735	$4,914,347		$179,044,524
SmartRetirement 2010 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$33,104,235	$16,824,400	$—	$—	$1,833,401	4,551,022	$52,109,204
JPMorgan Disciplined Equity Fund, Institutional Class Shares	8,177,328	3,842,016	877,000	68,676	170,736	920,633	12,051,086
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,612,811	1,513,016	190,200	(34,832)	348,516	858,683	6,551,749
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,076,109	1,432,104	544,300	50,038	17,544	232,144	4,577,871
JPMorgan Growth Advantage Fund, Class R5 Shares	1,798,559	270,003	400,001	113,031	—	283,000	1,938,548
JPMorgan High Yield Fund, Class R5 Shares	8,739,894	3,545,496	265,710	(24,357)	915,815	1,706,877	13,142,955
JPMorgan International Equity Fund, Class R5 Shares	4,169,543	2,107,132	780,400	(1,417,303)	106,933	505,204	5,622,921
JPMorgan International Opportunities Fund, Institutional Class Shares	4,241,236	2,182,473	1,012,920	(328,474)	132,114	497,924	5,467,209
JPMorgan International Realty Fund, Class R5 Shares	1,328,185	428,658	180,800	(149,864)	128,529	191,095	1,574,621
JPMorgan Intrepid America Fund, Class R5 Shares	3,029,430	2,123,170	2,092,500	(662,688)	61,770	182,364	3,401,092
JPMorgan Intrepid International Fund, Institutional Class Shares	1,198,831	307,624	100,000	22,939	27,324	104,237	1,425,958
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,623,792	59,787,690	55,601,775	—	10,435	10,809,707	10,809,707
JPMorgan Real Return Fund, Institutional Class Shares	7,051,283	4,801,845	—	—	301,845	1,289,062	12,349,213
JPMorgan Realty Income Fund, Class R5 Shares	1,620,522	3,003,019	827,820	74,907	88,018	606,356	4,735,637
JPMorgan Small Cap Equity Fund, Class R5 Shares	1,226,089	6,926	—	—	6,926	48,126	1,439,941
JPMorgan Small Cap Growth Fund, Institutional Class Shares	486,843	—	200,000	(66,414)	—	45,398	396,322
JPMorgan Small Cap Value Fund, Class R5 Shares	464,918	4,085	200,000	(104,606)	4,085	25,985	393,667
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,279,230	7,700	—	—	7,700	118,808	1,412,628

102 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement 2010 Fund (continued)
JPMorgan U.S. Equity Fund, Class R5 Shares	$—	$5,845,886	$—	$—	$15,887	614,352	$5,105,262
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,636,199	44,709	6,136,106	2,157,557	44,709	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,981,230	174,535	2,899,813	545,673	17,834	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	1,922,388	435,221	685,000	225,725	35,221	143,522	2,187,272
Total	$100,768,655			$470,008	$4,275,342		$146,692,863
SmartRetirement 2015 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$51,193,836	$39,635,973	$—	$(1)	$3,310,974	8,267,739	$94,665,616
JPMorgan Disciplined Equity Fund, Institutional Class Shares	11,097,802	12,176,235	2,650,000	232,073	335,075	1,700,646	22,261,460
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	6,606,091	3,643,007	—	—	581,786	1,466,871	11,192,228
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	6,508,036	4,241,857	915,540	60,189	41,507	566,308	11,167,589
JPMorgan Growth Advantage Fund, Class R5 Shares	4,822,519	1,857,500	600,000	74,437	—	1,011,645	6,929,771
JPMorgan High Yield Fund, Class R5 Shares	12,669,694	6,664,036	434,000	(46,595)	1,484,596	2,683,516	20,663,072
JPMorgan International Equity Fund, Class R5 Shares	9,745,313	5,992,257	580,079	(1,166,835)	282,407	1,356,364	15,096,335
JPMorgan International Opportunities Fund, Institutional Class Shares	10,082,744	5,589,285	770,000	(294,389)	339,855	1,343,896	14,755,979
JPMorgan International Realty Fund, Class R5 Shares	2,662,587	1,735,222	190,000	(162,725)	317,181	498,708	4,109,357
JPMorgan Intrepid America Fund, Class R5 Shares	10,689,591	3,721,231	4,973,000	(2,455,099)	194,832	573,844	10,702,187
JPMorgan Intrepid International Fund, Institutional Class Shares	2,856,303	1,380,285	330,000	223	76,145	285,545	3,906,258
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,455,626	101,461,277	100,130,222	—	8,537	7,786,681	7,786,681
JPMorgan Real Return Fund, Institutional Class Shares	3,543,882	3,288,445	—	—	174,845	742,943	7,117,397
JPMorgan Realty Income Fund, Class R5 Shares	3,637,323	7,815,506	1,775,560	(642,672)	229,506	1,556,473	12,156,051
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,517,163	875,653	230,000	(4,891)	17,652	121,067	3,622,310
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,640,641	414,700	366,000	(121,348)	—	238,254	2,079,954
JPMorgan Small Cap Value Fund, Class R5 Shares	1,567,118	414,464	375,000	(245,416)	18,465	135,369	2,050,842
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	2,834,605	873,578	250,000	25,425	19,278	313,571	3,728,356
JPMorgan U.S. Equity Fund, Class R5 Shares	—	18,494,631	569,214	19,214	46,121	1,894,385	15,742,337
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	10,068,957	1,882,557	15,423,282	3,586,190	108,257	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	4,072,389	1,481,872	7,293,107	1,097,981	46,932	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	5,154,544	789,960	400,000	34,569	113,760	456,145	6,951,650
Total	$170,426,764			$(9,670)	$7,747,711		$276,685,430

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 103

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement 2020 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$65,260,960	$49,650,574	$—	$—	$4,036,574	10,455,402	$119,714,350
JPMorgan Disciplined Equity Fund, Institutional Class Shares	21,897,563	18,209,518	6,490,000	579,907	552,518	2,793,868	36,571,729
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,593,092	4,213,920	—	—	785,420	1,977,176	15,085,856
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,098,074	9,800,798	2,423,740	16,734	79,797	1,161,090	22,896,693
JPMorgan Growth Advantage Fund, Class R5 Shares	11,656,048	3,050,000	—	—	—	2,377,792	16,287,878
JPMorgan High Yield Fund, Class R5 Shares	21,689,927	11,240,356	500,000	(26,623)	2,419,286	4,577,760	35,248,755
JPMorgan International Equity Fund, Class R5 Shares	18,857,831	10,668,033	1,920,000	(3,437,260)	515,461	2,475,798	27,555,633
JPMorgan International Opportunities Fund, Institutional Class Shares	18,841,015	11,733,202	1,603,310	(618,560)	609,762	2,612,656	28,686,965
JPMorgan International Realty Fund, Class R5 Shares	5,437,881	2,889,638	1,068,400	(598,822)	514,638	881,673	7,264,987
JPMorgan Intrepid America Fund, Class R5 Shares	20,884,502	7,976,223	9,321,000	(4,149,227)	351,723	1,167,533	21,774,499
JPMorgan Intrepid International Fund, Institutional Class Shares	5,906,851	2,949,230	100,000	4,115	140,730	639,544	8,748,964
JPMorgan Prime Money Market Fund, Institutional Class Shares	8,088,405	152,881,471	147,567,807	—	8,186	13,402,069	13,402,069
JPMorgan Realty Income Fund, Class R5 Shares	5,999,153	13,083,830	1,665,740	(267,802)	391,210	2,736,482	21,371,926
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,669,405	782,026	1,220,000	8,842	32,026	208,632	6,242,258
JPMorgan Small Cap Growth Fund, Institutional Class Shares	3,064,176	1,585,000	—	—	—	601,965	5,255,155
JPMorgan Small Cap Value Fund, Class R5 Shares	2,673,997	1,849,994	—	—	33,594	346,219	5,245,219
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	6,385,348	2,428,436	375,000	63,685	38,436	747,096	8,882,972
JPMorgan U.S. Equity Fund, Class R5 Shares	—	37,309,862	1,473,574	57,574	96,148	3,786,158	31,462,970
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	20,969,974	1,202,221	28,876,973	5,235,022	202,221	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	7,521,281	673,609	11,045,922	47,589	74,610	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	11,549,499	3,365,655	700,000	160,111	245,655	1,122,875	17,112,621
Total	$285,044,982			$(2,924,715)	$11,127,995		$448,811,499
SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$7,642,530	$18,062,540	$2,150,000	$(5,464)	$730,040	2,129,948	$24,387,910
JPMorgan Disciplined Equity Fund, Institutional Class Shares	5,576,535	7,075,607	1,787,000	106,397	179,478	890,756	11,659,996
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,476,913	2,518,223	—	—	197,192	558,141	4,258,617
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,770,622	6,004,870	978,260	(37,349)	26,261	423,065	8,342,834
JPMorgan Growth Advantage Fund, Class R5 Shares	2,266,150	3,643,500	250,000	4,938	—	876,704	6,005,425
JPMorgan High Yield Fund, Class R5 Shares	4,181,838	7,013,822	597,230	10,032	729,212	1,466,427	11,291,485

104 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement 2025 Fund (continued)
JPMorgan International Equity Fund, Class R5 Shares	$3,999,860	$7,425,854	$553,720	$(605,880)	$187,403	930,534	$10,356,839
JPMorgan International Opportunities Fund, Institutional Class Shares	4,069,855	7,502,640	800,000	(242,975)	204,200	929,005	10,200,477
JPMorgan International Realty Fund, Class R5 Shares	833,615	1,711,417	208	(171)	158,417	287,702	2,370,662
JPMorgan Intrepid America Fund, Class R5 Shares	4,042,214	5,320,162	1,945,000	(396,690)	109,712	415,266	7,744,716
JPMorgan Intrepid International Fund, Institutional Class Shares	1,234,399	1,938,438	—	—	42,738	220,697	3,019,136
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,833,782	81,596,508	80,420,825	—	2,937	3,009,465	3,009,465
JPMorgan Realty Income Fund, Class R5 Shares	1,490,963	5,762,557	1,405,590	(182,497)	127,598	909,037	7,099,576
JPMorgan Small Cap Equity Fund, Class R5 Shares	977,046	1,596,058	161,000	576	8,863	86,533	2,589,053
JPMorgan Small Cap Growth Fund, Institutional Class Shares	723,549	887,551	200,000	(23,839)	—	186,002	1,623,799
JPMorgan Small Cap Value Fund, Class R5 Shares	713,005	832,545	200,000	(24,287)	12,900	104,887	1,589,031
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,405,840	2,361,703	210,300	(13)	12,572	301,759	3,587,919
JPMorgan U.S. Equity Fund, Class R5 Shares	—	14,395,055	1,520,007	95,007	37,515	1,355,620	11,265,201
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,426,752	5,239,847	11,683,025	1,840,831	65,447	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,445,666	1,140,569	3,315,073	491,097	23,168	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	2,250,087	3,283,586	—	—	75,386	408,484	6,225,297
Total	$53,361,221			$1,029,713	$2,931,039		$136,627,438
SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$19,944,148	$18,627,812	$150,000	$(445)	$1,297,811	3,489,108	$39,950,286
JPMorgan Disciplined Equity Fund, Institutional Class Shares	22,212,230	18,882,627	7,489,000	576,730	560,387	2,798,632	36,634,090
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,663,793	2,815,028	—	—	480,028	1,212,050	9,247,944
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,912,684	12,289,839	3,221,620	39,399	88,978	1,296,113	25,559,347
JPMorgan Growth Advantage Fund, Class R5 Shares	11,955,517	6,791,000	1,055,000	70,408	—	2,827,919	19,371,246
JPMorgan High Yield Fund, Class R5 Shares	17,901,882	10,326,176	540,000	(67,478)	2,051,877	3,904,409	30,063,948
JPMorgan International Equity Fund, Class R5 Shares	20,531,859	13,382,333	1,222,800	(2,515,924)	596,263	2,904,949	32,332,081
JPMorgan International Opportunities Fund, Institutional Class Shares	20,648,713	13,003,252	2,050,000	(773,412)	680,351	2,832,811	31,104,268
JPMorgan International Realty Fund, Class R5 Shares	4,384,222	2,977,094	160,000	(101,787)	515,463	858,191	7,071,494
JPMorgan Intrepid America Fund, Class R5 Shares	21,091,965	7,914,132	7,490,000	(3,508,239)	379,133	1,270,245	23,690,074
JPMorgan Intrepid International Fund, Institutional Class Shares	5,618,966	4,811,697	620,000	(2,448)	157,638	705,600	9,652,612

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 105

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement 2030 Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$6,140,596	$144,738,012	$141,146,608	$—	$8,626	9,732,000	$9,732,000
JPMorgan Realty Income Fund, Class R5 Shares	5,619,278	13,874,177	1,984,450	(1,681,141)	387,858	2,738,862	21,390,515
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,854,693	2,649,910	455,000	8,580	29,911	261,936	7,837,119
JPMorgan Small Cap Growth Fund, Institutional Class Shares	3,822,764	1,467,300	452,500	(122,674)	—	649,345	5,668,778
JPMorgan Small Cap Value Fund, Class R5 Shares	3,739,134	1,376,331	456,000	(216,590)	43,831	371,047	5,621,358
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	7,572,853	3,749,508	400,000	(2,618)	45,908	952,892	11,329,888
JPMorgan U.S. Equity Fund, Class R5 Shares	—	43,165,533	3,322,659	292,668	111,206	4,225,468	35,113,635
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	21,778,652	4,776,299	33,809,747	4,428,785	222,299	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	7,769,377	1,361,008	12,158,161	604,586	74,668	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	12,016,981	4,675,096	400,000	12,311	266,096	1,268,822	19,336,849
Total	$237,180,307			$(2,959,289)	$7,998,332		$380,707,532
SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$2,159,274	$2,335,558	$285,000	$(530)	$144,258	382,287	$4,377,187
JPMorgan Disciplined Equity Fund, Institutional Class Shares	4,687,888	5,368,390	1,826,000	76,079	136,531	678,516	8,881,772
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	840,797	878,078	—	—	95,277	244,022	1,861,885
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,520,192	4,400,555	1,191,590	(27,199)	21,715	318,009	6,271,128
JPMorgan Growth Advantage Fund, Class R5 Shares	2,091,962	2,854,000	555,000	12,177	—	695,149	4,761,771
JPMorgan High Yield Fund, Class R5 Shares	2,949,375	3,736,206	515,150	6,334	455,274	863,109	6,645,942
JPMorgan International Equity Fund, Class R5 Shares	3,812,021	5,380,140	949,921	(1,102,044)	147,398	712,695	7,932,300
JPMorgan International Opportunities Fund, Institutional Class Shares	3,701,920	5,411,739	775,000	(255,123)	171,279	725,566	7,966,714
JPMorgan International Realty Fund, Class R5 Shares	859,698	1,291,124	244,450	(71,613)	129,244	218,760	1,802,583
JPMorgan Intrepid America Fund, Class R5 Shares	3,696,125	3,582,803	1,387,000	(215,612)	98,503	334,810	6,244,215
JPMorgan Intrepid International Fund, Institutional Class Shares	1,186,115	1,820,972	250,000	(2,200)	40,472	194,333	2,658,478
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,490,617	47,516,826	47,182,423	—	2,266	1,825,020	1,825,020
JPMorgan Realty Income Fund, Class R5 Shares	1,085,552	4,291,167	1,146,000	(133,674)	96,448	667,763	5,215,232
JPMorgan Small Cap Equity Fund, Class R5 Shares	967,835	1,234,062	310,000	3,414	8,331	69,427	2,077,256
JPMorgan Small Cap Growth Fund, Institutional Class Shares	690,764	741,640	153,000	3,337	—	168,672	1,472,507
JPMorgan Small Cap Value Fund, Class R5 Shares	674,186	780,324	161,500	(23,653)	11,924	100,486	1,522,365

106 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement 2035 Fund (continued)
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	$1,391,612	$1,906,027	$450,000	$(3,829)	$11,197	242,035	$2,877,793
JPMorgan U.S. Equity Fund, Class R5 Shares	—	11,482,924	1,342,564	96,573	27,821	1,073,692	8,922,383
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,027,522	3,382,964	9,097,825	1,644,919	58,705	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,508,165	664,828	2,800,123	454,819	18,569	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	2,100,247	2,510,108	465,000	18,522	64,108	317,890	4,844,644
Total	$42,441,867			$480,697	$1,739,320		$88,161,175
SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$7,363,213	$5,818,334	$400,000	$929	$452,334	1,162,700	$13,312,919
JPMorgan Disciplined Equity Fund, Institutional Class Shares	16,584,213	12,252,338	4,500,000	371,134	407,338	2,028,848	26,557,615
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,373,251	1,855,594	—	—	293,863	746,108	5,692,806
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	10,276,206	8,245,170	1,556,000	(61,776)	67,290	958,845	18,908,427
JPMorgan Growth Advantage Fund, Class R5 Shares	8,881,267	4,780,800	360,000	18,222	—	2,130,499	14,593,921
JPMorgan High Yield Fund, Class R5 Shares	12,145,851	6,986,328	900,000	(64,119)	1,401,568	2,580,888	19,872,835
JPMorgan International Equity Fund, Class R5 Shares	15,130,659	9,680,269	989,040	(1,937,669)	443,131	2,120,544	23,601,653
JPMorgan International Opportunities Fund, Institutional Class Shares	15,166,802	11,514,266	2,044,200	(741,380)	518,776	2,192,564	24,074,354
JPMorgan International Realty Fund, Class R5 Shares	3,630,172	1,106,177	23,500	(16,186)	398,377	563,007	4,639,181
JPMorgan Intrepid America Fund, Class R5 Shares	15,812,467	9,342,871	8,130,000	(2,586,060)	300,370	1,001,784	18,683,264
JPMorgan Intrepid International Fund, Institutional Class Shares	5,045,550	3,174,364	435,450	9,942	125,504	562,364	7,693,140
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,794,647	98,870,356	96,764,796	—	5,802	6,900,207	6,900,207
JPMorgan Realty Income Fund, Class R5 Shares	4,065,543	10,894,525	1,986,570	(1,802,417)	289,484	2,033,390	15,880,776
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,697,314	1,965,000	200,000	(12,055)	25,000	203,882	6,100,149
JPMorgan Small Cap Growth Fund, Institutional Class Shares	3,241,021	435,000	200,000	(66,730)	—	482,823	4,215,047
JPMorgan Small Cap Value Fund, Class R5 Shares	2,578,238	1,092,342	200,000	(90,548)	34,692	277,842	4,209,305
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	5,651,298	2,516,864	—	—	34,864	712,670	8,473,647
JPMorgan U.S. Equity Fund, Class R5 Shares	—	34,081,292	3,713,586	213,594	86,247	3,209,788	26,673,338
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	16,070,927	4,906,867	26,576,208	4,048,990	175,998	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	5,410,867	928,297	8,527,680	754,727	56,597	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	8,952,964	3,577,585	260,000	(341)	205,085	954,843	14,551,808
Total	$167,872,470			$(1,961,743)	$5,322,320		$264,634,392

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 107

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$706,129	$996,654	$250,000	$(7)	$52,954	131,889	$1,510,133
JPMorgan Disciplined Equity Fund, Institutional Class Shares	1,634,297	2,119,528	800,000	20,465	48,949	243,427	3,186,453
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	289,242	312,401	—	—	34,220	85,479	652,201
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	854,898	1,657,093	470,950	(4,757)	8,104	113,256	2,233,414
JPMorgan Growth Advantage Fund, Class R5 Shares	809,598	1,090,300	275,000	6,393	—	255,103	1,747,454
JPMorgan High Yield Fund, Class R5 Shares	1,025,364	1,595,223	438,630	2,247	163,573	305,836	2,354,940
JPMorgan International Equity Fund, Class R5 Shares	1,305,085	2,242,672	600,000	(257,535)	53,071	255,393	2,842,528
JPMorgan International Opportunities Fund, Institutional Class Shares	1,269,307	2,408,347	677,880	(75,966)	64,055	259,849	2,853,146
JPMorgan International Realty Fund, Class R5 Shares	285,565	392,532	—	—	49,553	77,056	634,942
JPMorgan Intrepid America Fund, Class R5 Shares	1,146,931	1,597,877	600,000	(38,084)	35,327	120,045	2,238,833
JPMorgan Intrepid International Fund, Institutional Class Shares	456,075	582,807	47,000	1,560	15,507	69,711	953,648
JPMorgan Prime Money Market Fund, Institutional Class Shares	345,779	20,826,617	20,345,475	—	811	826,921	826,921
JPMorgan Realty Income Fund, Class R5 Shares	382,373	1,872,525	724,100	1,683	33,255	240,635	1,879,356
JPMorgan Small Cap Equity Fund, Class R5 Shares	368,850	411,911	150,000	11,401	3,111	23,524	703,841
JPMorgan Small Cap Growth Fund, Institutional Class Shares	257,060	325,600	114,000	6,593	—	61,941	540,742
JPMorgan Small Cap Value Fund, Class R5 Shares	243,608	330,330	112,000	10,411	4,331	35,790	542,221
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	464,572	916,015	331,000	(4,757)	4,424	88,519	1,052,494
JPMorgan U.S. Equity Fund, Class R5 Shares	—	4,155,694	533,527	38,527	9,695	384,640	3,196,356
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	1,438,202	1,095,329	3,149,884	652,511	22,029	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	514,700	274,276	1,008,611	176,515	6,776	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	816,980	1,008,082	315,000	12,991	24,982	115,016	1,752,838
Total	$14,614,615			$560,191	$634,727		$31,702,461
SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$497,366	$1,281,128	$80,000	$633	$45,828	153,088	$1,752,853
JPMorgan Disciplined Equity Fund, Institutional Class Shares	1,179,314	2,980,340	560,000	10,202	44,239	277,779	3,636,121
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	196,809	599,279	50,000	(1,857)	31,498	102,431	781,547
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	618,503	2,064,154	193,490	(11,163)	6,225	130,765	2,578,692
JPMorgan Growth Advantage Fund, Class R5 Shares	599,590	1,367,900	—	—	—	293,685	2,011,745
JPMorgan High Yield Fund, Class R5 Shares	717,680	2,057,640	165,000	(3,993)	146,281	353,179	2,719,479

108 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	For the year ended June 30, 2010
Affiliate	Value at June 30, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
SmartRetirement 2050 Fund (continued)
JPMorgan International Equity Fund, Class R5 Shares	$963,838	$2,722,783	$142,580	$(90,057)	$55,423	297,264	$3,308,551
JPMorgan International Opportunities Fund, Institutional Class Shares	946,154	2,758,390	165,000	(5,358)	48,349	302,110	3,317,168
JPMorgan International Realty Fund, Class R5 Shares	205,860	531,859	—	—	37,449	83,338	686,707
JPMorgan Intrepid America Fund, Class R5 Shares	774,137	1,975,064	150,000	1,878	29,583	138,004	2,573,783
JPMorgan Intrepid International Fund, Institutional Class Shares	307,717	830,460	20,000	(101)	12,130	76,811	1,050,776
JPMorgan Prime Money Market Fund, Institutional Class Shares	213,543	25,201,173	24,596,901	—	707	817,815	817,815
JPMorgan Realty Income Fund, Class R5 Shares	262,564	1,950,944	190,510	(11,363)	35,355	289,752	2,262,966
JPMorgan Small Cap Equity Fund, Class R5 Shares	286,928	732,927	115,000	446	2,417	31,253	935,102
JPMorgan Small Cap Growth Fund, Institutional Class Shares	198,563	307,100	—	—	—	63,372	553,240
JPMorgan Small Cap Value Fund, Class R5 Shares	165,804	390,530	—	—	4,060	39,544	599,090
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	296,092	870,354	—	—	3,554	94,758	1,126,672
JPMorgan U.S. Equity Fund, Class R5 Shares	—	4,834,866	715,852	44,600	12,912	439,533	3,652,521
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	914,005	1,800,470	3,183,150	562,639	16,570	—	—
JPMorgan U.S. Real Estate Fund, Class R5 Shares	375,169	208,912	744,994	175,137	4,761	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	606,631	1,298,834	—	—	19,234	134,089	2,043,509
Total	$10,326,267			$671,643	$556,575		$36,408,337

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 109

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
SmartRetirement Income Fund	$44,537	$(44,537)
SmartRetirement 2010 Fund	48,395	(48,395)
SmartRetirement 2015 Fund	23,836	(23,836)
SmartRetirement 2020 Fund	49,459	(49,459)
SmartRetirement 2025 Fund	14,247	(14,247)
SmartRetirement 2030 Fund	134,180	(134,180)
SmartRetirement 2035 Fund	10,584	(10,584)
SmartRetirement 2040 Fund	63,893	(63,893)
SmartRetirement 2045 Fund	19,212	(19,212)
SmartRetirement 2050 Fund	11,990	(11,990)

The reclassifications for the Funds relate primarily to foreign currency gains or losses (SmartRetirement Income Fund, SmartRetirement 2010 Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund and SmartRetirement 2050 Fund) and foreign futures contracts.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

110 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$6,727	$249
SmartRetirement 2010 Fund	4,389	199
SmartRetirement 2015 Fund	10,827	2,596
SmartRetirement 2020 Fund	15,563	2,909
SmartRetirement 2025 Fund	7,671	3,929
SmartRetirement 2030 Fund	21,577	812
SmartRetirement 2035 Fund	4,912	94
SmartRetirement 2040 Fund	12,886	718
SmartRetirement 2045 Fund	1,783	89
SmartRetirement 2050 Fund	1,500	103

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds up to 0.10% with respect to Institutional Class Shares.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 111

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

	Class A	Class C	Class R2	Institutional Class	Select Class
SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19

The contractual expense limitation agreements for Class C, Institutional Class and Select Class were in effect for the year ended June 30, 2010. The contractual expense limitation agreements for Class A and Class R2 were in effect for the period September 1, 2009 through June 30, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Prior to September 1, 2009, the contractual expense limitations for Class A and Class R2 for the Funds were as follows:

	Class A	Class R2
SmartRetirement Income Fund	0.42%	0.67%
SmartRetirement 2010 Fund	0.43	0.68
SmartRetirement 2015 Fund	0.43	0.68
SmartRetirement 2020 Fund	0.43	0.68
SmartRetirement 2025 Fund	0.44	0.69
SmartRetirement 2030 Fund	0.44	0.69
SmartRetirement 2035 Fund	0.44	0.69
SmartRetirement 2040 Fund	0.44	0.69
SmartRetirement 2045 Fund	0.44	0.69
SmartRetirement 2050 Fund	0.44	0.69

For the year ended June 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$157,449	$73,217
SmartRetirement 2010 Fund	144,946	90,885
SmartRetirement 2015 Fund	266,224	154,141
SmartRetirement 2020 Fund	426,131	235,271
SmartRetirement 2025 Fund	137,809	53,916
SmartRetirement 2030 Fund	377,309	225,336
SmartRetirement 2035 Fund	96,169	56,566
SmartRetirement 2040 Fund	268,730	239,011
SmartRetirement 2045 Fund	34,528	34,626
SmartRetirement 2050 Fund	30,206	47,462

112 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Voluntary Waivers
Shareholder Servicing
SmartRetirement Income Fund	$1,914
SmartRetirement 2010 Fund	2,848
SmartRetirement 2015 Fund	3,964
SmartRetirement 2020 Fund	7,583
SmartRetirement 2025 Fund	2,308
SmartRetirement 2030 Fund	6,363
SmartRetirement 2035 Fund	1,656
SmartRetirement 2040 Fund	4,495
SmartRetirement 2045 Fund	548
SmartRetirement 2050 Fund	621

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, certain Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
SmartRetirement Income Fund	$65,677,446	$12,096,808	$894,801	$745,376
SmartRetirement 2010 Fund	48,411,649	17,392,568	764,099	745,376
SmartRetirement 2015 Fund	122,053,557	38,124,782	1,844,898	1,095,552
SmartRetirement 2020 Fund	193,241,763	68,783,659	4,132,160	2,371,196
SmartRetirement 2025 Fund	103,278,651	27,756,413	1,703,679	470,219
SmartRetirement 2030 Fund	187,729,131	77,436,937	4,881,188	3,006,516
SmartRetirement 2035 Fund	63,784,830	23,905,123	1,312,039	345,174
SmartRetirement 2040 Fund	134,349,002	61,002,234	3,523,906	1,715,865
SmartRetirement 2045 Fund	25,289,317	10,597,582	517,778	90,045
SmartRetirement 2050 Fund	31,451,792	6,475,576	417,239	70,035

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 113

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$175,407,361	$9,183,581	$4,081,171	$5,102,410
SmartRetirement 2010 Fund	144,268,176	7,311,000	3,621,785	3,689,215
SmartRetirement 2015 Fund	281,744,575	13,374,859	16,090,612	(2,715,753)
SmartRetirement 2020 Fund	456,243,842	18,353,485	20,642,409	(2,288,924)
SmartRetirement 2025 Fund	137,831,087	4,927,969	3,717,974	1,209,995
SmartRetirement 2030 Fund	396,798,615	17,719,962	27,744,320	(10,024,358)
SmartRetirement 2035 Fund	89,319,927	3,734,393	3,262,305	472,088
SmartRetirement 2040 Fund	276,631,760	12,042,901	19,594,348	(7,551,447)
SmartRetirement 2045 Fund	31,952,739	1,041,170	679,256	361,914
SmartRetirement 2050 Fund	37,267,888	651,331	833,456	(182,125)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows:

	Ordinary Income	Total Distributions Paid
SmartRetirement Income Fund	$4,756,170	$4,756,170
SmartRetirement 2010 Fund	4,268,173	4,268,173
SmartRetirement 2015 Fund	7,735,937	7,735,937
SmartRetirement 2020 Fund	11,372,231	11,372,231
SmartRetirement 2025 Fund	2,800,740	2,800,740
SmartRetirement 2030 Fund	8,019,274	8,019,274
SmartRetirement 2035 Fund	1,694,241	1,694,241
SmartRetirement 2040 Fund	5,728,899	5,728,899
SmartRetirement 2045 Fund	605,444	605,444
SmartRetirement 2050 Fund	540,365	540,365

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows:

	Total Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
SmartRetirement Income Fund	$3,929,018	$1,681,177	$5,610,195
SmartRetirement 2010 Fund	3,544,195	2,144,103	5,688,298
SmartRetirement 2015 Fund	5,221,019	4,052,712	9,273,731
SmartRetirement 2020 Fund	7,312,312	7,726,032	15,038,344
SmartRetirement 2025 Fund	942,094	110,456	1,052,550
SmartRetirement 2030 Fund	4,811,271	8,311,657	13,122,928
SmartRetirement 2035 Fund	584,330	97,339	681,669
SmartRetirement 2040 Fund	2,716,686	6,448,963	9,165,649
SmartRetirement 2045 Fund	212,480	28,517	240,997
SmartRetirement 2050 Fund	128,014	18,742	146,756

114 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$828,942	$(15,065,297)	$5,150,598
SmartRetirement 2010 Fund	108,302	(17,881,459)	3,746,061
SmartRetirement 2015 Fund	243,434	(23,849,348)	(2,581,039)
SmartRetirement 2020 Fund	414,663	(47,264,008)	(1,954,939)
SmartRetirement 2025 Fund	131,614	(1,244,530)	1,349,543
SmartRetirement 2030 Fund	395,952	(37,230,300)	(9,663,265)
SmartRetirement 2035 Fund	98,534	(847,821)	561,927
SmartRetirement 2040 Fund	286,809	(24,588,910)	(7,306,939)
SmartRetirement 2045 Fund	42,963	182,179	398,761
SmartRetirement 2050 Fund	256,232	191,702	(140,513)

For the Funds, the cumulative timing differences primarily consist of Post-October loss deferrals (SmartRetirement 2010 Fund, SmartRetirement 2015 Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund and SmartRetirement 2040 Fund), distributions payable and wash sale loss deferrals.

As of June 30, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2017	2018	Total
SmartRetirement Income Fund	$4,650,580	$10,414,717	$15,065,297
SmartRetirement 2010 Fund	4,737,849	13,143,610	17,881,459
SmartRetirement 2015 Fund	6,486,815	17,362,533	23,849,348
SmartRetirement 2020 Fund	10,854,658	36,409,350	47,264,008
SmartRetirement 2025 Fund	635,284	609,246	1,244,530
SmartRetirement 2030 Fund	7,014,609	30,215,691	37,230,300
SmartRetirement 2035 Fund	505,452	342,369	847,821
SmartRetirement 2040 Fund	5,759,554	18,829,356	24,588,910

During the year ended June 30, 2010, the Funds utilized capital loss carryforwards as follows:

SmartRetirement 2045 Fund	$99,335
SmartRetirement 2050 Fund	33,168

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2010, the Funds deferred to July 1, 2010 post-October capital and currency losses of:

	Capital Losses	Currency Losses
SmartRetirement 2010 Fund	$650,034	$—
SmartRetirement 2015 Fund	—	95,618
SmartRetirement 2020 Fund	—	121,212
SmartRetirement 2025 Fund	—	20,996
SmartRetirement 2030 Fund	—	78,376
SmartRetirement 2035 Fund	—	18,273
SmartRetirement 2040 Fund	—	80,153

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 115

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Disciplined Equity Fund	73%
JPMorgan Emerging Markets Debt Fund	32
JPMorgan Emerging Markets Equity Fund	11
JPMorgan International Equity Fund	26
JPMorgan International Opportunities Fund	58
JPMorgan International Realty Fund	59
JPMorgan Intrepid International Fund	31
JPMorgan Real Return Fund	22
JPMorgan Realty Income Fund	57
JPMorgan U.S. Dynamic Plus Fund	22
JPMorgan Value Advantage Fund	16

116 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and the Shareholders of
JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2010

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 117

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).
118 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 119

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

120 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,004.50	$1.34	0.27%
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class C
Actual	1,000.00	1,001.40	4.57	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,002.90	2.58	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Institutional Class
Actual	1,000.00	1,005.50	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02
Select Class
Actual	1,000.00	1,005.00	0.85	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 121

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
SmartRetirement 2010 Fund
Class A
Actual	$1,000.00	$1,001.90	$1.39	0.28%
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	998.90	4.61	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,000.90	2.63	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Institutional Class
Actual	1,000.00	1,003.00	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,002.30	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	986.80	1.38	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	984.50	4.58	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	986.10	2.61	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Institutional Class
Actual	1,000.00	988.60	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	987.90	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

122 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$976.50	$1.37	0.28%
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	973.50	4.55	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	975.40	2.60	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Institutional Class
Actual	1,000.00	978.40	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	977.00	0.88	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	963.00	1.41	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	960.50	4.57	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	962.10	2.63	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	964.00	0.19	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	963.30	0.92	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 123

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$955.10	$1.41	0.29%
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	952.20	4.55	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	953.60	2.62	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	956.30	0.19	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	955.60	0.92	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	945.70	1.40	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	942.60	4.53	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	944.30	2.60	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	946.90	0.19	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	946.20	0.92	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

124 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$946.70	$1.40	0.29%
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	943.80	4.53	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	945.00	2.60	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	947.90	0.19	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	947.20	0.92	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	945.10	1.40	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	942.50	4.53	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	944.50	2.60	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	946.90	0.19	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	946.30	0.92	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 125

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$946.30	$1.40	0.29%
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	943.50	4.53	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	945.40	2.60	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	947.40	0.19	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	947.60	0.92	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

126 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010:

Dividends Received Deduction
SmartRetirement Income Fund	6.98%
SmartRetirement 2010 Fund	8.38
SmartRetirement 2015 Fund	11.24
SmartRetirement 2020 Fund	15.00
SmartRetirement 2025 Fund	18.56
SmartRetirement 2030 Fund	21.91
SmartRetirement 2035 Fund	25.58
SmartRetirement 2040 Fund	25.07
SmartRetirement 2045 Fund	23.58
SmartRetirement 2050 Fund	17.90

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
SmartRetirement Income Fund	$4,756,170
SmartRetirement 2010 Fund	4,268,173
SmartRetirement 2015 Fund	7,735,937
SmartRetirement 2020 Fund	11,372,231
SmartRetirement 2025 Fund	2,800,740
SmartRetirement 2030 Fund	8,019,274
SmartRetirement 2035 Fund	1,694,241
SmartRetirement 2040 Fund	5,728,899
SmartRetirement 2045 Fund	605,444
SmartRetirement 2050 Fund	540,365

JUNE 30, 2010	JPMORGAN SMARTRETIREMENT FUNDS 127

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

•	We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

•	With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

128 JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2010

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-SR-610

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2010 – $988,500

2009 – $825,200*

* Audit fees reported in 2009 Form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2010 – $302,800
2009 – $303,900

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2010 – $253,100
2009 – $242,520

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2010 and 2009, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2010 – Not applicable

2009 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2010 – 0.0%

2009 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2009 - $25.2 million
2008 - $26.1 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

Patricia A. Maleski

President and Principal Executive Officer

September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

Patricia A. Maleski

President and Principal Executive Officer

September 3, 2010

By:	/s/____________________________

Joy C. Dowd

Treasurer and Principal Financial Officer

September 3, 2010